UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:	USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code:	9800 FREDERICKSBURG ROAD
                                                         SAN ANTONIO, TX  78288

Name and address of agent for service:			KRISTEN MILLAN
                                                   USAA MUTUAL FUNDS TRUST
                                                   9800 FREDERICKSBURG ROAD
                                                   SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  DECEMBER 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING DECEMBER 31, 2017



[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA FLEXIBLE INCOME FUND]

 ==============================================================

         ANNUAL REPORT
         USAA FLEXIBLE INCOME FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
         DECEMBER 31, 2017

 ==============================================================

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

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PRESIDENT'S MESSAGE

"ONE WAY TO ENSURE THAT YOU ARE DOING THE
MOST WITH WHAT YOU HAVE IS TO INVEST A SET          [PHOTO OF BROOKS ENGLEHARDT]
AMOUNT EACH MONTH, A TACTIC KNOWN AS
DOLLAR-COST AVERAGING."

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FEBRUARY 2018

The reporting period ended December 31, 2017, was remarkable, as stock prices went up and bonds did well. From the results, you'd never know how many worries investors had to overcome during the reporting period. Among geopolitical disruptions, natural disasters, political gridlock over U.S. fiscal policy, and the speed and scope of the Federal Reserve (Fed) interest rate increases--there was plenty to be concerned about, but investors generally maintained composure and with it, their appetite for risk.

In 2017, stocks experienced one of their best years in recent memory, strengthened by synchronized global economic growth and supportive inflation. Emerging markets stocks were the standout performers, followed by developed markets stocks and U.S. stocks--all of which generated double-digit gains. Better-than-expected corporate earnings also supported the rally in global stocks. Looking ahead, we believe stock prices could continue to rise, though 2018's returns may not be as stellar as those in 2017. In the United States, the new federal tax law, which became effective in January 2018, lowers the corporate tax rate from 35% to 21% and could increase companies' cash flows as well as their bottom lines. That said, some of the potential appreciation may already have occurred during December 2017. Meanwhile, emerging markets and developed markets stocks are generally inexpensive when compared to U.S. stocks, and therefore may offer an appealing long-term investment opportunity.

As for the bond markets, they were dominated during the reporting period by investor expectations about the Fed's monetary policy. In 2017, Fed policymakers followed through on their plan to increase short-term interest rates three times, raising the federal funds target rate in March, June, and December of 2017 to a range of between 1.25% and 1.50% by the end of the year. The Fed also said three interest rate increases are anticipated for 2018, as long as the U.S. economy continued to perform as it expected. In this gradually rising interest rate environment, we believe short-term bonds may

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

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be attractive, as they offer an opportunity to earn incremental income with less exposure to declining bond prices. (Bond prices and interest rates move in opposite directions.) Long-term interest rates fell during the reporting period as strong investor demand pushed up stock prices; remember, the market, not the Fed, sets long-term interest rates. As a result, the 30-year U.S. Treasury was one of the best-performing fixed income assets of 2017. At the same time, credit spreads narrowed. Credit spreads are the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. With global interest rates near historic lows, investors were willing to take on more risk for the incrementally larger yields available in the corporate bond market. At USAA Investments, we think ongoing economic growth and solid corporate earnings could continue supporting investment-grade and high-yield corporate bonds during 2018.

No one can predict the movements of the financial markets. Investors were able to shrug off their worries during 2017, but many of the same concerns remain in 2018. At the December 2017 policy meeting, Fed officials discussed whether tax cuts might require them to raise short-term interest rates faster than anticipated, raising the concern of an "interest-rate shock." An interest-rate shock occurs when interest rates suddenly change. Should the Fed be too aggressive with interest-rate policy, it might dampen U.S. economic growth.

Due to an unknown future, we believe it is important for investors to maintain diversified portfolios that are based on their individual goals, time horizon, and risk tolerance. The first months of a new year can be an appropriate time to look at your overall financial situation. One way to ensure that you are doing the most with what you have is to invest a set amount each month, a tactic known as dollar-cost averaging. At USAA Investments, we are committed to helping you meet your financial objectives.

From all of us here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             14

    Report of Independent Registered
      Public Accounting Firm                                                  15

    Portfolio of Investments                                                  16

    Notes to Portfolio of Investments                                         24

    Financial Statements                                                      28

    Notes to Financial Statements                                             32

EXPENSE EXAMPLE                                                               54

TRUSTEES' AND OFFICERS' INFORMATION                                           56

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2018, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA FLEXIBLE INCOME FUND (THE FUND) SEEKS TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

Under normal market conditions, the Fund will invest in income-producing securities that carry the most attractive opportunity for total return, regardless of maturity or credit rating. The Fund may invest to a significant extent in investment-grade U.S. bonds, high-yield bonds (commonly referred to as "junk" bonds), bank loans, non-dollar-denominated bonds, and equity securities. In addition, the Fund may invest up to 40% of its assets in foreign non-dollar-denominated securities traded outside the United States, and may invest without limitation in dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers may include securities issued in emerging markets as well as securities issued in established markets. The Fund also may use various techniques, including, among others, entering into derivatives transactions (such as futures and options), currency exchange contracts, and swap agreements, to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values.

For the purposes of this Fund, "bonds" may include corporate debt securities, obligations of U.S., state, and local governments, their agencies and instrumentalities, and mortgage-and asset-backed securities. For the purposes of this Fund, "equity securities" may include common stock (which represents an ownership interest in a corporation), preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), global depositary receipts (GDRs), exchange-traded funds (ETFs), and convertible securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

    [PHOTO OF ARNOLD J. ESPE]               [PHOTO OF BRIAN W. SMITH]

    ARNOLD J. ESPE, CFA                     BRIAN W. SMITH, CFA
    USAA Asset                              USAA Asset
    Management Company                      Management Company

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o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The U.S. Treasury yield curve flattened during the reporting period ended December 31, 2017, as longer-term yields fell and shorter-term yields rose. Yields on U.S. Treasury Securities with maturities of 10 years and longer dropped as investors assessed the potential speed and size of Federal Reserve (Fed) interest-rate increases. Shorter-term yields rose as Fed policymakers followed through on their stated intention of raising the federal funds target rate three times during 2017. In this environment, longer maturities outperformed shorter maturities. (Bond yields and prices move in opposite directions.)

    Investment-grade and high-yield corporate bonds generated positive returns amid tightening credit spreads. Credit spreads, which are yield differentials versus U.S. Treasury securities of comparable duration, narrowed as investors sought higher yields in the corporate bond market. Within U.S. equities, both large- and small-cap stocks posted strong gains, with large-cap stocks outpacing small-cap stocks. Gold prices rose during the reporting period, boosting the prices of gold-mining stocks. The U.S. dollar weakened versus many global currencies, including the Japanese yen.

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2  | USAA FLEXIBLE INCOME FUND

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o   HOW DID THE USAA FLEXIBLE INCOME FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended December 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 7.24%, 7.29%, and 7.00%, respectively. This compares to a total return of 4.09% for the Bloomberg Barclays U.S. Universal Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT KEY FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING
    PERIOD?

    The Fund significantly outperformed the Bloomberg Barclays U.S. Universal Index, due in part to its holdings of 30-year U.S. Treasury securities, which produced positive returns as longer-term yields fell. The 30-year Treasury yield began the reporting period at 3.07% and finished it at 2.74%. The portfolio also benefited from its exposure to investment-grade and high-yield corporate bonds. Strong security selection among common stocks, including shares of gold-mining companies, further strengthened performance. The Fund was held back somewhat by its short position in Russell 2000 Index futures, which is intended to hedge against credit and equity risk, as U.S. stocks rallied during the reporting period. (The Russell 2000 Index represents small-cap stocks.) A short position in Japanese yen currency futures also limited the Fund's returns, as the U.S. dollar depreciated versus the Japanese yen. A defensive position in cash equivalents further dampened performance.

    In keeping with our investment approach, we maintained our income focus, concentrating our purchases on income-producing securities that

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    we believe may have the most opportunity for total return, regardless of maturity or credit rating. To help us identify opportunities throughout the fixed income universe, we relied on our analysts, who use independent research to evaluate every security we consider for purchase.

    Thank you for allowing us to help you manage your investments.

    o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Gold is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

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4  | USAA FLEXIBLE INCOME FUND

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INVESTMENT OVERVIEW

USAA FLEXIBLE INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USFIX)

--------------------------------------------------------------------------------
                                           12/31/17               12/31/16
--------------------------------------------------------------------------------
Net Assets                              $43.0 Million          $48.6 Million
Net Asset Value Per Share                   $9.22                 $8.95

         >
--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
    1 YEAR                                           SINCE INCEPTION 7/12/13
    7.24%                                                    3.15%

--------------------------------------------------------------------------------
                      EXPENSE RATIOS AS OF 12/31/16*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.22%         AFTER REIMBURSEMENT       0.99%

              (Includes acquired fund fees and expenses of 0.09%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through April 30, 2018, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after April 30, 2018. If the total annual operating expense ratio of the Fund Shares is lower than 0.90%, the Fund Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                    BLOOMBERG                             USAA
                                  BARCLAYS U.S.                      FLEXIBLE INCOME
                                 UNIVERSAL INDEX                       FUND SHARES
 7/31/2013                         $10,000.00                          $10,000.00
 8/31/2013                           9,943.01                            9,935.00
 9/30/2013                          10,041.95                            9,977.00
10/31/2013                          10,141.31                           10,152.00
11/30/2013                          10,108.47                           10,111.00
12/31/2013                          10,064.19                           10,202.00
 1/31/2014                          10,197.67                           10,384.00
 2/28/2014                          10,270.33                           10,576.00
 3/31/2014                          10,260.80                           10,589.00
 4/30/2014                          10,345.76                           10,700.00
 5/31/2014                          10,470.33                           10,838.00
 6/30/2014                          10,486.22                           11,056.00
 7/31/2014                          10,453.59                           11,046.00
 8/31/2014                          10,566.94                           11,097.00
 9/30/2014                          10,483.04                           10,961.00
10/31/2014                          10,585.79                           10,680.00
11/30/2014                          10,641.94                           10,754.00
12/31/2014                          10,623.72                           10,578.00
 1/31/2015                          10,825.83                           10,738.00
 2/28/2015                          10,762.70                           10,731.00
 3/31/2015                          10,807.19                           10,591.00
 4/30/2015                          10,794.69                           10,724.00
 5/31/2015                          10,775.83                           10,715.00
 6/30/2015                          10,655.49                           10,407.00
 7/31/2015                          10,717.57                           10,336.00
 8/31/2015                          10,686.00                           10,215.00
 9/30/2015                          10,727.74                           10,031.00
10/31/2015                          10,762.06                           10,040.00
11/30/2015                          10,722.87                            9,905.00
12/31/2015                          10,669.27                            9,662.00
 1/31/2016                          10,787.06                            9,746.00
 2/29/2016                          10,863.75                           10,028.00
 3/31/2016                          10,996.80                           10,273.00
 4/30/2016                          11,071.80                           10,713.00
 5/31/2016                          11,080.49                           10,642.00
 6/30/2016                          11,275.40                           11,085.00
 7/31/2016                          11,368.40                           11,346.00
 8/31/2016                          11,380.69                           11,204.00
 9/30/2016                          11,383.45                           11,193.00
10/31/2016                          11,307.81                           11,025.00
11/30/2016                          11,053.58                           10,620.00
12/31/2016                          11,086.42                           10,711.00
 1/31/2017                          11,125.61                           11,010.00
 2/28/2017                          11,211.42                           11,118.00
 3/31/2017                          11,207.81                           11,202.00
 4/30/2017                          11,300.82                           11,239.00
 5/31/2017                          11,387.89                           11,434.00
 6/30/2017                          11,378.15                           11,380.00
 7/31/2017                          11,434.93                           11,368.00
 8/31/2017                          11,533.65                           11,711.00
 9/30/2017                          11,492.98                           11,416.00
10/31/2017                          11,506.75                           11,342.00
11/30/2017                          11,489.38                           11,428.00
12/31/2017                          11,540.01                           11,487.00

                                   [END CHART]

                        Data from 7/31/13 to 12/31/17.*

                        See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Bloomberg Barclays U.S. Universal Index is calculated from the end of the month, July 31, 2013, while the inception date of the Fund Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

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6  | USAA FLEXIBLE INCOME FUND

================================================================================

The graph on page 6 illustrates the comparison of a $10,000 hypothetical investment in the USAA Flexible Income Fund Shares to the following benchmark:

o The Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

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                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA FLEXIBLE INCOME FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIFIX)

--------------------------------------------------------------------------------
                                        12/31/17                   12/31/16
--------------------------------------------------------------------------------
Net Assets                           $27.4 Million               $21.9 Million
Net Asset Value Per Share                $9.24                       $8.97

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
    1 YEAR                                             SINCE INCEPTION 7/12/13
    7.29%                                                      3.31%

--------------------------------------------------------------------------------
                      EXPENSE RATIOS AS OF 12/31/16*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.13%           AFTER REIMBURSEMENT       0.89%

              (Includes acquired fund fees and expenses of 0.09%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through April 30, 2018, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after April 30, 2018. If the total annual operating expense ratio of the Institutional Shares is lower than 0.80%, the Institutional Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

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8  | USAA FLEXIBLE INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                   USAA FLEXIBLE                        BLOOMBERG
                                    INCOME FUND                       BARCLAYS U.S.
                               INSTITUTIONAL SHARES                  UNIVERSAL INDEX
 7/31/2013                          $10,000.00                         $10,000.00
 8/31/2013                            9,937.00                           9,943.01
 9/30/2013                            9,981.00                          10,041.95
10/31/2013                           10,157.00                          10,141.31
11/30/2013                           10,116.00                          10,108.47
12/31/2013                           10,209.00                          10,064.19
 1/31/2014                           10,392.00                          10,197.67
 2/28/2014                           10,586.00                          10,270.33
 3/31/2014                           10,600.00                          10,260.80
 4/30/2014                           10,712.00                          10,345.76
 5/31/2014                           10,852.00                          10,470.33
 6/30/2014                           11,071.00                          10,486.22
 7/31/2014                           11,064.00                          10,453.59
 8/31/2014                           11,114.00                          10,566.94
 9/30/2014                           10,978.00                          10,483.04
10/31/2014                           10,697.00                          10,585.79
11/30/2014                           10,782.00                          10,641.94
12/31/2014                           10,596.00                          10,623.72
 1/31/2015                           10,756.00                          10,825.83
 2/28/2015                           10,751.00                          10,762.70
 3/31/2015                           10,611.00                          10,807.19
 4/30/2015                           10,745.00                          10,794.69
 5/31/2015                           10,748.00                          10,775.83
 6/30/2015                           10,441.00                          10,655.49
 7/31/2015                           10,358.00                          10,717.57
 8/31/2015                           10,238.00                          10,686.00
 9/30/2015                           10,076.00                          10,727.74
10/31/2015                           10,074.00                          10,762.06
11/30/2015                            9,943.00                          10,722.87
12/31/2015                            9,711.00                          10,669.27
 1/31/2016                            9,797.00                          10,787.06
 2/29/2016                           10,073.00                          10,863.75
 3/31/2016                           10,335.00                          10,996.80
 4/30/2016                           10,767.00                          11,071.80
 5/31/2016                           10,707.00                          11,080.49
 6/30/2016                           11,155.00                          11,275.40
 7/31/2016                           11,405.00                          11,368.40
 8/31/2016                           11,262.00                          11,380.69
 9/30/2016                           11,251.00                          11,383.45
10/31/2016                           11,084.00                          11,307.81
11/30/2016                           10,676.00                          11,053.58
12/31/2016                           10,781.00                          11,086.42
 1/31/2017                           11,069.00                          11,125.61
 2/28/2017                           11,190.00                          11,211.42
 3/31/2017                           11,279.00                          11,207.81
 4/30/2017                           11,303.00                          11,300.82
 5/31/2017                           11,499.00                          11,387.89
 6/30/2017                           11,457.00                          11,378.15
 7/31/2017                           11,445.00                          11,434.93
 8/31/2017                           11,790.00                          11,533.65
 9/30/2017                           11,495.00                          11,492.98
10/31/2017                           11,433.00                          11,506.75
11/30/2017                           11,507.00                          11,489.38
12/31/2017                           11,567.00                          11,540.01

                                   [END CHART]

                         Data from 7/31/13 to 12/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Flexible Income Fund Institutional Shares to the benchmark listed above (see page 7 for the benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Bloomberg Barclays U.S. Universal Index is calculated from the end of the month, July 31, 2013, while the inception date of the Institutional Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA FLEXIBLE INCOME FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAFIX)

--------------------------------------------------------------------------------
                                        12/31/17                   12/31/16
--------------------------------------------------------------------------------
Net Assets                           $4.7 Million                $4.6 Million
Net Asset Value Per Share                $9.22                      $8.95

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
    1 YEAR                                            SINCE INCEPTION 7/12/13
    7.00%                                                         2.90%

--------------------------------------------------------------------------------
                       EXPENSE RATIOS AS OF 12/31/16*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        1.67%        AFTER REIMBURSEMENT        1.24%

              (Includes acquired fund fees and expenses of 0.09%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through April 30, 2018, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.15% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after April 30, 2018. If the total annual operating expense ratio of the Adviser Shares is lower than 1.15%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

10  | USAA FLEXIBLE INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                       BLOOMBERG                       USAA FLEXIBLE
                                     BARCLAYS U.S.                      INCOME FUND
                                    UNIVERSAL INDEX                   ADVISER SHARES
 7/31/2013                            $10,000.00                         $10,000.00
 8/31/2013                              9,943.01                           9,932.00
 9/30/2013                             10,041.95                           9,971.00
10/31/2013                             10,141.31                          10,144.00
11/30/2013                             10,108.47                          10,102.00
12/31/2013                             10,064.19                          10,190.00
 1/31/2014                             10,197.67                          10,369.00
 2/28/2014                             10,270.33                          10,558.00
 3/31/2014                             10,260.80                          10,569.00
 4/30/2014                             10,345.76                          10,677.00
 5/31/2014                             10,470.33                          10,811.00
 6/30/2014                             10,486.22                          11,030.00
 7/31/2014                             10,453.59                          11,017.00
 8/31/2014                             10,566.94                          11,064.00
 9/30/2014                             10,483.04                          10,925.00
10/31/2014                             10,585.79                          10,640.00
11/30/2014                             10,641.94                          10,712.00
12/31/2014                             10,623.72                          10,532.00
 1/31/2015                             10,825.83                          10,688.00
 2/28/2015                             10,762.70                          10,678.00
 3/31/2015                             10,807.19                          10,535.00
 4/30/2015                             10,794.69                          10,664.00
 5/31/2015                             10,775.83                          10,652.00
 6/30/2015                             10,655.49                          10,347.00
 7/31/2015                             10,717.57                          10,273.00
 8/31/2015                             10,686.00                          10,151.00
 9/30/2015                             10,727.74                           9,967.00
10/31/2015                             10,762.06                           9,974.00
11/30/2015                             10,722.87                           9,840.00
12/31/2015                             10,669.27                           9,598.00
 1/31/2016                             10,787.06                           9,681.00
 2/29/2016                             10,863.75                           9,963.00
 3/31/2016                             10,996.80                          10,206.00
 4/30/2016                             11,071.80                          10,643.00
 5/31/2016                             11,080.49                          10,572.00
 6/30/2016                             11,275.40                          11,009.00
 7/31/2016                             11,368.40                          11,256.00
 8/31/2016                             11,380.69                          11,114.00
 9/30/2016                             11,383.45                          11,100.00
10/31/2016                             11,307.81                          10,934.00
11/30/2016                             11,053.58                          10,531.00
12/31/2016                             11,086.42                          10,623.00
 1/31/2017                             11,125.61                          10,908.00
 2/28/2017                             11,211.42                          11,027.00
 3/31/2017                             11,207.81                          11,107.00
 4/30/2017                             11,300.82                          11,131.00
 5/31/2017                             11,387.89                          11,324.00
 6/30/2017                             11,378.15                          11,276.00
 7/31/2017                             11,434.93                          11,264.00
 8/31/2017                             11,533.65                          11,592.00
 9/30/2017                             11,492.98                          11,303.00
10/31/2017                             11,506.75                          11,230.00
11/30/2017                             11,489.38                          11,303.00
12/31/2017                             11,540.01                          11,367.00

                                   [END CHART]

                         Data from 7/31/13 to 12/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Flexible Income Fund Adviser Shares to the benchmark listed above (see page 7 for benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Bloomberg Barclays U.S. Universal Index is calculated from the end of the month, July 31, 2013, while the inception date of the Adviser Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                         o TOP 10 HOLDINGS* - 12/31/17 o
                             (% of Net Assets)

U.S. Treasury Bond, 3.09%, 8/15/2044
  (STRIPS Principal)...................................................... 20.5%
U.S. Treasury Bond, 3.00%, 5/15/2047
  (STRIPS Principal)......................................................  5.9%
U.S. Treasury Bond, 3.00%, 11/15/2045.....................................  4.2%
Hycroft Mining Corp. .....................................................  3.3%
Northern Dynasty Minerals.................................................  2.8%
U.S. Treasury Bond, 3.00%, 5/15/2045......................................  2.8%
Nuveen Enhanced AMT-Free Municipal
  Credit Opportunities Fund...............................................  2.8%
Chesapeake Energy Corp., 5.75%, perpetual.................................  2.3%
Southern Union Co. .......................................................  2.2%
Newmont Mining Corp. .....................................................  2.1%

    You will find a complete list of securities that the Fund owns on pages
    16-23.

    *Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

================================================================================

12  | USAA FLEXIBLE INCOME FUND

================================================================================

                         o ASSET ALLOCATION* - 12/31/17 o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. TREASURY  SECURITIES                                                  34.6%
COMMON STOCKS                                                              18.3%
COMMERCIAL PAPER                                                           16.9%
CORPORATE OBLIGATIONS                                                      10.4%
PREFERRED STOCKS                                                            4.9%
CONVERTIBLE SECURITIES                                                      3.3%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         3.0%
INVESTMENT COMPANIES                                                        2.8%
COMMERCIAL MORTGAGE SECURITIES                                              2.4%
ASSET-BACKED SECURITIES                                                     2.0%
GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS                               1.0%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

*Does not include futures and short-term investments purchased with cash collateral from securities loaned.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2017:

     DIVIDEND RECEIVED            QUALIFIED DIVIDEND           QUALIFIED
    DEDUCTION (CORPORATE        INCOME (NON-CORPORATE           INTEREST
      SHAREHOLDERS)(1)             SHAREHOLDERS)(1)             INCOME
    --------------------------------------------------------------------
           14.39%                      17.35%                 $2,958,000
    --------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

================================================================================

14  | USAA FLEXIBLE INCOME FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA FLEXIBLE INCOME FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Flexible Income Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from July 12, 2013 (commencement of operations) through December 31, 2013 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of USAA Flexible Income Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and the period from July 12, 2013 (commencement of operations) through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
February 22, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2017

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------------------------------

              BONDS (55.7%)

              CORPORATE OBLIGATIONS (10.4%)

              CONSUMER DISCRETIONARY (3.4%)
              -----------------------------
              DEPARTMENT STORES (1.1%)
$       992   Neiman Marcus Group Ltd., LLC, LIBOR + 3.25%(a)                              4.64%    10/25/2020       $   813
                                                                                                                     -------
              SPECIALTY STORES (2.3%)
        992   Academy Ltd., LIBOR + 4%(a)                                                  5.55      7/01/2022           785
      1,000   Guitar Center, Inc.(b),(c)                                                   6.50      4/15/2019           930
                                                                                                                     -------
                                                                                                                       1,715
                                                                                                                     -------
              Total Consumer Discretionary                                                                             2,528
                                                                                                                     -------
              CONSUMER STAPLES (1.3%)
              -----------------------
              FOOD RETAIL (1.3%)
      1,000   BI-LO, LLC & BI-LO Finance Corp.(b),(c)                                      9.25      2/15/2019           958
                                                                                                                     -------
              ENERGY (2.8%)
              -------------
              OIL & GAS DRILLING (0.6%)
      3,648   Schahin II Finance Co. SPV Ltd.(b),(d)                                       5.88      9/25/2023           438
                                                                                                                     -------
              OIL & GAS STORAGE & TRANSPORTATION (2.2%)
      2,000   Southern Union Co., 3 mo. USD LIBOR + 3.0175%(c)                             4.39(e)  11/01/2066         1,687
                                                                                                                     -------
              Total Energy                                                                                             2,125
                                                                                                                     -------
              HEALTH CARE (1.5%)
              ------------------
              HEALTH CARE FACILITIES (1.5%)
      2,000   Community Health Systems, Inc.(f)                                            6.88      2/01/2022         1,160
                                                                                                                     -------
              REAL ESTATE (1.4%)
              ------------------
              REAL ESTATE DEVELOPMENT (1.4%)
        950   Crescent Communities, LLC & Crescent
                Ventures, Inc.(b),(c)                                                      8.88     10/15/2021         1,012
                                                                                                                     -------
              Total Corporate Obligations (cost: $9,784)                                                               7,783
                                                                                                                     -------

================================================================================

16  | USAA FLEXIBLE INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------------

              CONVERTIBLE SECURITIES (3.3%)

              MATERIALS (3.3%)
              ----------------
              GOLD (3.3%)
$     1,880   Hycroft Mining Corp., acquired 10/21/2015-12/29/2017;
                cost $1,750(g),(h),(i),(j) (cost: $1,840)                                  15.00%(k) 10/22/2020      $ 2,482
                                                                                                                     -------

              ASSET-BACKED SECURITIES (2.0%)

              FINANCIALS (2.0%)
              -----------------
              ASSET-BACKED FINANCING (2.0%)
      1,000   AVis Budget Rental Car Funding AESOP, LLC(b)                                  3.75      7/20/2020        1,001
        463   SCF Equipment Trust, LLC(b)                                                   3.41     12/20/2023          462
                                                                                                                     -------
                                                                                                                       1,463
                                                                                                                     -------
              Total Financials                                                                                         1,463
                                                                                                                     -------
              Total Asset-Backed Securities (cost: $1,460)                                                             1,463
                                                                                                                     -------

              COLLATERALIZED MORTGAGE OBLIGATIONS (3.0%)

              FINANCIALS (3.0%)
              ----------------
        326   Countrywide Alternative Loan Trust                                            5.28(r)   3/25/2035            6
        469   Sequoia Mortgage Trust, 1 mo. USD LIBOR + 0.90%                               2.40(e)   9/20/2033          456
      1,482   Structured Asset Mortgage Investments, Inc.,
                1 mo. USD LIBOR + 0.50%                                                     2.00(e)   7/19/2035        1,376
        468   Wells Fargo Mortgage Backed Securities Trust                                  3.00(r)   4/25/2035          442
                                                                                                                     -------
              Total Financials                                                                                         2,280
                                                                                                                     -------
              Total Collateralized Mortgage Obligations (cost: $2,373)                                                 2,280
                                                                                                                     -------

              COMMERCIAL MORTGAGE SECURITIES (2.4%)

              FINANCIALS (2.4%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (0.8%)
      1,000   CItigroup Commercial Mortgage Trust                                           6.19(r)  12/10/2049          638
                                                                                                                     -------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (1.6%)
     16,463   GS Mortgage Securities Trust, acquired 1/02/2014;
                cost $670(b),(g)                                                            0.68(r)   3/10/2044          285
     33,376   JPMBB Commercial Mortgage Securities Trust,
                acquired 4/30/2014; cost $2,178(g)                                          1.14(r)   4/15/2047          899
                                                                                                                     -------
                                                                                                                       1,184
                                                                                                                     -------
              Total Financials                                                                                         1,822
                                                                                                                     -------
              Total Commercial Mortgage Securities (cost: $1,888)                                                      1,822
                                                                                                                     -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                                                 VALUE
(000)         SECURITY                                                                                                 (000)
----------------------------------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES (34.6%)(l)

              BONDS (34.6%)
$     3,000   3.00%, 11/15/2045(c)                                                                                   $ 3,151
      2,000   3.00%, 5/15/2045(c),(m)                                                                                  2,101
     10,000   3.00%, 5/15/2047 (STRIPS Principal)(n)                                                                   4,438
      2,000   3.02%, 5/15/2045 (STRIPS Principal)(n)                                                                     939
     32,000   3.09%, 8/15/2044 (STRIPS Principal)(n)                                                                  15,370
                                                                                                                     -------
                                                                                                                      25,999
                                                                                                                     -------
              Total U.S. Treasury Securities (cost: $24,018)                                                          25,999
                                                                                                                     -------
              Total Bonds (cost: $41,363)                                                                             41,829
                                                                                                                     -------

----------------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
----------------------------------------------------------------------------------------------------------------------------
               EQUITY SECURITIES (26.0%)

               COMMON STOCKS (18.3%)

               ENERGY (3.6%)
               ------------
               INTEGRATED OIL & GAS (1.8%)
    300,000    Gazprom PAO ADR                                                                                         1,323
                                                                                                                     -------
               OIL & GAS STORAGE & TRANSPORTATION (1.8%)
    100,000    Enbridge Energy Partners, LP                                                                            1,381
                                                                                                                     -------
               Total Energy                                                                                            2,704
                                                                                                                     -------
               FINANCIALS (1.2%)
               -----------------
               ASSET MANAGEMENT & CUSTODY BANKS (1.2%)
    130,000    Prospect Capital Corp.(f)                                                                                 876
                                                                                                                     -------
               MATERIALS (13.5%)
               -----------------
               DIVERSIFIED METALS & MINING (2.8%)
   1,203,600   Northern Dynasty Minerals*(f)                                                                           2,130
                                                                                                                     -------
               GOLD (9.3%)
    174,500    Alamos Gold, Inc. "A"                                                                                   1,136
     88,599    AuRico Metals, Inc.*                                                                                      126
    100,000    Goldcorp, Inc.                                                                                          1,277
     49,180    Hycroft Mining Corp., acquired 5/30/2014-5/21/2015;
                 cost $4,195*(g),(h),(j)                                                                                   1
    300,000    Kinross Gold Corp.*                                                                                     1,296
     42,000    Newmont Mining Corp.                                                                                    1,576
    400,000    Novagold Resources, Inc.*                                                                               1,572
                                                                                                                     -------
                                                                                                                       6,984
                                                                                                                     -------

================================================================================

18  | USAA FLEXIBLE INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MARKET
NUMBER                                                                                                                 VALUE
OF SHARES     SECURITY                                                                                                 (000)
----------------------------------------------------------------------------------------------------------------------------
              SILVER (1.4%)
     47,000   Wheaton Precious Metals Corp.                                                                          $ 1,040
                                                                                                                     -------
              Total Materials                                                                                         10,154
                                                                                                                     -------
              Total Common Stocks (cost: $17,529)                                                                     13,734
                                                                                                                     -------

              PREFERRED STOCKS (4.9%)

              CONSUMER STAPLES (1.4%)
              -----------------------
              AGRICULTURAL PRODUCTS (1.4%)
     10,000   Dairy Farmers of America, Inc., 7.88%, cumulative
                redeemable, perpetual(b)                                                                               1,050
                                                                                                                     -------
              ENERGY (2.3%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (2.3%)
      3,000   Chesapeake Energy Corp., 5.75%, perpetual (b)                                                            1,731
                                                                                                                     -------
              TELECOMMUNICATION SERVICES (1.2%)
              ---------------------------------
              ALTERNATIVE CARRIERS (1.2%)
     40,000   Qwest Corp., 6.50%                                                                                         906
                                                                                                                     -------
              Total Preferred Stocks (cost: $5,185)                                                                    3,687
                                                                                                                     -------

              INVESTMENT COMPANIES (2.8%)
    134,502   Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund (cost: $1,953)                              2,077
                                                                                                                     -------
              Total Equity Securities (cost: $24,667)                                                                 19,498
                                                                                                                     -------

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                    COUPON
(000)                                                                                      RATE       MATURITY
----------------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (17.9%)

              COMMERCIAL PAPER (16.9%)

              CONSUMER DISCRETIONARY (2.9%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (1.0%)
$       750   Hyundai Capital America (b),(c),(o)                                          1.48%      1/09/2018          750
                                                                                                                     -------
              AUTOMOTIVE RETAIL (0.9%)
        700   Autozone Inc. (b),(c),(o)                                                    1.85       1/12/2018          699
                                                                                                                     -------
              HOTELS, RESORTS & CRUISE LINES (1.0%)
        750   Carnival Corp. (b),(c),(o)                                                   1.70       1/11/2018          750
                                                                                                                     -------
              Total Consumer Discretionary                                                                             2,199
                                                                                                                     -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------------
              ENERGY (2.9%)
              -------------
              OIL & GAS DRILLING (1.3%)
$     1,000   Nabors Industries, Inc. (b),(o)                                              2.00%      1/08/2018      $ 1,000
                                                                                                                     -------
              OIL & GAS EXPLORATION & PRODUCTION (0.7%)
        500   Canadian Natural Resources (b),(c),(o)                                       1.90       1/10/2018          500
                                                                                                                     -------
              OIL & GAS STORAGE & TRANSPORTATION (0.9%)
        700   Energy Transfer Partners(b),(c),(o)                                          2.20       1/16/2018          699
                                                                                                                     -------
              Total Energy                                                                                             2,199
                                                                                                                     -------
              FINANCIALS (1.7%)
              -----------------
              ASSET-BACKED FINANCING (1.7%)
        750   LMA Americas, LLC(b),(c),(o)                                                 1.65       1/24/2018          749
        500   Barton Capital Corp.(b),(c),(o)                                              1.60       1/17/2018          500
                                                                                                                     -------
                                                                                                                       1,249
                                                                                                                     -------
              Total Financials                                                                                         1,249
                                                                                                                     -------
              MATERIALS (2.8%)
              ----------------
              DIVERSIFIED CHEMICALS (1.0%)
        750   Ei Dupont(b),(c),(o)                                                         1.55       1/03/2018          750
                                                                                                                     -------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.9%)
        700   Agrium, Inc.(c),(o)                                                          1.85       1/10/2018          700
                                                                                                                     -------
              PAPER PACKAGING (0.9%)
        650   Westrock Co.(b),(c),(o)                                                      1.58       1/04/2018          650
                                                                                                                     -------
              Total Materials                                                                                          2,100
                                                                                                                     -------
              TELECOMMUNICATION SERVICES (0.9%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.9%)
        700   Bell Canada(b),(c),(o)                                                       1.75       1/19/2018          699
                                                                                                                     -------
              UTILITIES (5.7%)
              ----------------
              GAS UTILITIES (1.0%)
        700   Southern Co. Gas Capital(b),(o)                                              1.55       1/05/2018          700
                                                                                                                     -------
              MULTI-UTILITIES (4.7%)
        700   Ameren Corp.(c)                                                              1.85       1/19/2018          699
        750   Centerpoint Energy(b),(c)                                                    1.95       1/23/2018          749
        650   Public Service Co. of North Carolina(c)                                      3.00       1/09/2018          650
        750   Public Service Enterprises Group(b),(c),(o)                                  1.73       1/24/2018          749
        700   Puget Sound Energy, Inc.                                                     1.52       1/02/2018          700
                                                                                                                     -------
                                                                                                                       3,547
                                                                                                                     -------
              Total Utilities                                                                                          4,247
                                                                                                                     -------
              Total Commercial Paper (cost: $12,693)                                                                  12,693
                                                                                                                     -------

================================================================================

20  | USAA FLEXIBLE INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MARKET
NUMBER                                                                                                                 VALUE
OF SHARES     SECURITY                                                                                                 (000)
----------------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.0%)
    713,893   State Street Institutional Treasury Money Market Fund Premier Class, 1.15%(p)                          $   714
                                                                                                                     -------
              Total Money Market Instruments (cost: $13,407)                                                          13,407
                                                                                                                     -------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
              FROM SECURITIES LOANED (4.6%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (4.6%)
     36,850   Federated Government Obligations Fund Institutional Class, 1.15%(p)                                         37
  2,527,295   Fidelity Government Portfolio Class I, 1.14% (p)                                                         2,527
    325,975   Goldman Sachs Financial Square Government Fund Institutional Class, 1.19%(p)                               326
    584,265   Western Asset Institutional Government Reserves Institutional Class, 1.15%(p)                              584
                                                                                                                     -------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $3,474)                                                                       3,474
                                                                                                                     -------

              TOTAL INVESTMENTS (COST: $82,911)                                                                      $78,208
                                                                                                                     =======

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  UNREALIZED
                                                                         NOTIONAL          CONTRACT            APPRECIATION/
NUMBER OF                                          EXPIRATION            AMOUNT              VALUE            (DEPRECIATION)
CONTRACTS                                            DATE                 (000)              (000)                     (000)
----------------------------------------------------------------------------------------------------------------------------
              FUTURES(q)

              SHORT FUTURES

              EQUITY CONTRACTS
      (175)   Russell 2000 Mini                     3/16/2018         (13,337) USD        $(13,444)                   $(107)
                                                                                          --------                    -----

              FOREIGN EXCHANGE CONTRACTS
       (50)   Japanese Yen Currency                 3/19/2018          (5,536) USD          (5,571)                     (35)
                                                                                          --------                    -----
              TOTAL SHORT FUTURES                                                         $(19,015)                   $(142)
                                                                                          --------                    -----

              TOTAL FUTURES                                                               $(19,015)                   $(142)
                                                                                          ========                    =====

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------------------------
ASSETS                                                    LEVEL 1            LEVEL 2           LEVEL 3                 TOTAL
----------------------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                                   $     -            $ 7,783            $    -               $ 7,783
  Convertible Securities                                        -                  -             2,482                 2,482
  Asset-Backed Securities                                       -              1,463                 -                 1,463
  Collateralized Mortgage Obligations                           -              2,280                 -                 2,280
  Commercial Mortgage Securities                                -              1,822                 -                 1,822
  U.S. Treasury Securities                                  5,252             20,747                 -                25,999
Equity Securities:
  Common Stocks                                            13,733                  -                 1                13,734
  Preferred Stocks                                              -              3,687                 -                 3,687
  Investment Companies                                      2,077                  -                 -                 2,077
Money Market Instruments:
  Commercial Paper                                              -             12,693                 -                12,693
  Government & U.S. Treasury Money
    Market Funds                                              714                  -                 -                   714
Short-Term Investments Purchased with Cash
  Collateral from Securities Loaned:
  Government & U.S. Treasury Money
    Market Funds                                            3,474                  -                 -                 3,474
----------------------------------------------------------------------------------------------------------------------------
Total                                                     $25,250            $50,475            $2,483               $78,208
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES                                               LEVEL 1            LEVEL 2           LEVEL 3                 TOTAL
----------------------------------------------------------------------------------------------------------------------------
Futures(1)                                                $  (142)           $     -            $    -               $  (142)
----------------------------------------------------------------------------------------------------------------------------
Total                                                     $  (142)           $     -            $    -               $  (142)
----------------------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/depreciation on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

----------------------------------------------------------------------------------------------------------------------------
                                            RECONCILIATION OF LEVEL 3 INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------
                                                                                  CONVERTIBLE
($ IN 000s)                                                                        SECURITIES                  COMMON STOCKS
----------------------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2016                                                        $2,556                            $49
Purchases                                                                                 257                              -
Sales                                                                                       -                              -
Transfers into Level 3                                                                      -                              -
Transfers out of Level 3                                                                    -                              -
Net realized gain (loss) on investments                                                     -                              -
Change in net unrealized appreciation/(depreciation)
  of investments                                                                         (331)                           (48)
----------------------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2017                                                        $2,482                            $ 1
----------------------------------------------------------------------------------------------------------------------------

================================================================================

22  | USAA FLEXIBLE INCOME FUND

================================================================================

For the period of January 1, 2017, through December 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

----------------------------------------------------------------------------------------------------------------------------
                            QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS**
----------------------------------------------------------------------------------------------------------------------------
                                      FAIR VALUE AT                                          SIGNIFICANT
                                    DECEMBER 31, 2017              VALUATION                UNOBSERVABLE              RANGE/
ASSETS                                 ($ IN 000's)               TECHNIQUE(S)                INPUT(S)                 VALUE
----------------------------------------------------------------------------------------------------------------------------
BONDS:

Convertible Securities                    $2,482                     Market                   Average                 $58.78
                                                                   Comparables                  Value
                                                                                                Per
                                                                                             Recoverable
                                                                                              Ounce(a)

                                                                                              Comparable                40%
                                                                                               Discount
                                                                                             Adjustment(b)
----------------------------------------------------------------------------------------------------------------------------

(a) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the security.

(b) Represents amounts used when the reporting entity has determined that market participants would take into account these discounts when pricing the security.

** Quantitative Information table includes certain Level 3 securities using valuation models.

Increases in the earnings before interest, taxes, depreciation, and amortization (EBITDA), revenue multiples, transaction prices, average value per recoverable ounce, or earnings per share will increase the value of the security while an increase in the discount for lack of marketability will decrease the value of the security.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 16% of net assets at December 31, 2017.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

================================================================================

24  | USAA FLEXIBLE INCOME FUND

================================================================================

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
    LIBOR  London Interbank Offered Rate
    STRIPS Separate trading of registered interest and principal of securities
    USD    U.S. Dollar

o   SPECIFIC NOTES

    (a) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

        sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at December 31, 2017. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2017.

    (d) At December 31, 2017, the issuer was in default with respect to interest and/or principal payments.

    (e) Variable-rate - interest rate is adjusted periodically. The interest rate disclosed represents the rate at December 31, 2017.

    (f) The security, or a portion thereof, was out on loan as of December 31, 2017.

    (g) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at December 31, 2017, was $3,667,000, which represented 4.8% of the Fund's net assets.

    (h) Security was fair valued at December 31, 2017, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $2,483,000, which represented 3.3% of the Fund's net assets.

================================================================================

26  | USAA FLEXIBLE INCOME FUND

================================================================================

    (i) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (j) Security was fair valued at Level 3.

    (k) All of the coupon is PIK.

    (l) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (m) Securities with a value of $2,101,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (n) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (o) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(a)(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (p) Rate represents the money market fund annualized seven-day yield at December 31, 2017.

    (q) The contract value of futures sold as a percentage of Net Assets is
        25.3%

    (r) Stated interest rates may change slightly over time as underlying mortgages paydown.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
      securities on loan of $3,128) (cost of $82,911)                                                $ 78,208
   Cash                                                                                                   268
   Receivables:
      Capital shares sold                                                                                  48
      USAA Asset Management Company (Note 7C)                                                             104
      Dividends and interest                                                                              228
      Securities sold                                                                                       2
      Other                                                                                                32
                                                                                                     --------
         Total assets                                                                                  78,890
                                                                                                     --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                                  3,474
      Capital shares redeemed                                                                              72
   Variation margin on futures contracts                                                                  141
   Accrued management fees                                                                                 32
   Accrued transfer agent's fees                                                                            4
   Other accrued expenses and payables                                                                    101
                                                                                                     --------
         Total liabilities                                                                              3,824
                                                                                                     --------
            Net assets applicable to capital shares outstanding                                      $ 75,066
                                                                                                     ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                   $ 91,780
   Overdistribution of net investment income                                                             (193)
   Accumulated net realized loss on investments and futures transactions                              (11,676)
   Net unrealized depreciation of investments and futures contracts                                    (4,845)
                                                                                                     --------
            Net assets applicable to capital shares outstanding                                      $ 75,066
                                                                                                     ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $42,954/4,657 capital shares
         outstanding, no par value)                                                                  $   9.22
                                                                                                     ========
      Institutional Shares (net assets of $27,369/2,960 capital
         shares outstanding, no par value)                                                           $   9.25
                                                                                                     ========
      Adviser Shares (net assets of $4,743/514 capital shares
         outstanding, no par value)                                                                  $   9.22
                                                                                                     ========

See accompanying notes to financial statements.

================================================================================

28  | USAA FLEXIBLE INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $14)                                                  $    641
   Interest                                                                                             2,396
   Securities lending (net)                                                                               190
                                                                                                     --------
      Total income                                                                                      3,227
                                                                                                     --------
EXPENSES
   Management fees                                                                                        394
   Administration and servicing fees:
      Fund Shares                                                                                          73
      Institutional Shares                                                                                 25
      Adviser Shares                                                                                        7
   Transfer agent's fees:
      Fund Shares                                                                                          81
      Institutional Shares                                                                                 25
   Distribution and service fees (Note 7E):
      Adviser Shares                                                                                       12
   Custody and accounting fees:
      Fund Shares                                                                                          62
      Institutional Shares                                                                                 36
      Adviser Shares                                                                                        7
   Postage:
      Fund Shares                                                                                           7
   Shareholder reporting fees:
      Fund Shares                                                                                          10
      Institutional Shares                                                                                  1
   Trustees' fees                                                                                          33
   Registration fees:
      Fund Shares                                                                                          18
      Institutional Shares                                                                                 15
      Adviser Shares                                                                                       16
   Professional fees                                                                                       75
   Other                                                                                                   14
                                                                                                     --------
         Total expenses                                                                                   911
   Expenses reimbursed:
      Fund Shares                                                                                        (132)
      Institutional Shares                                                                                (64)
      Adviser Shares                                                                                      (20)
                                                                                                     --------
         Net expenses                                                                                     695
                                                                                                     --------
NET INVESTMENT INCOME                                                                                   2,532
                                                                                                     --------

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS
   Net realized loss on:
      Investments                                                                                    $   (594)
      Futures transactions                                                                             (1,176)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                       5,113
      Futures contracts                                                                                  (405)
                                                                                                     --------
         Net realized and unrealized gain                                                               2,938
                                                                                                     --------
   Increase in net assets resulting from operations                                                  $  5,470
                                                                                                     ========

See accompanying notes to financial statements.

================================================================================

30  | USAA FLEXIBLE INCOME FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

-------------------------------------------------------------------------------------------------------------
                                                                                2017                     2016
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                     $ 2,532                  $ 2,472
   Net realized loss on investments                                             (594)                    (867)
   Net realized gain on long-term capital gain distributions
      from other investment companies                                              -                        5
   Net realized loss on futures transactions                                  (1,176)                  (3,521)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                              5,113                   10,824
      Futures contracts                                                         (405)                     661
                                                                             --------------------------------
      Increase in net assets resulting from operations                         5,470                    9,574
                                                                             --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                             (1,935)                  (1,550)
      Institutional Shares                                                    (1,038)                    (794)
      Adviser Shares                                                            (182)                    (128)
                                                                             --------------------------------
         Distributions to shareholders                                        (3,155)                  (2,472)
                                                                             --------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                (7,213)                 (11,892)
   Institutional Shares                                                        4,818                   (3,041)
   Adviser Shares                                                                 (9)                     (11)
                                                                             --------------------------------
      Total net decrease in net assets from
         capital share transactions                                           (2,404)                 (14,944)
                                                                             --------------------------------
   Net decrease in net assets                                                    (89)                  (7,842)

NET ASSETS
   Beginning of year                                                          75,155                   82,997
                                                                             --------------------------------
   End of year                                                               $75,066                  $75,155
                                                                             ================================
Accumulated undistributed (overdistribution of)
   net investment income:
   End of year                                                               $  (193)                 $   541
                                                                             ================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Flexible Income Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek total return through a combination of income and capital appreciation.

The Fund consists of three classes of shares: Flexible Income Fund Shares (Fund Shares), Flexible Income Fund Institutional Shares (Institutional Shares), and Flexible Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or

================================================================================

32  | USAA FLEXIBLE INCOME FUND

================================================================================

legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

        Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for

================================================================================

34  | USAA FLEXIBLE INCOME FUND

================================================================================

        events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

        value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by last quoted price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

================================================================================

36  | USAA FLEXIBLE INCOME FUND

================================================================================

    The valuation methodology applied to certain Level 3 securities changed during the year. Securities that were previously valued by quoted prices obtained from a broker-dealer are now being fair valued using valuation models as a result of the unavailability of broker quotes.

    The methods used may include valuation models that rely on significant assumptions and/or unobservable inputs to determine the fair value measurement for the securities. A market-based approach may be employed using related or comparable securities, recent transactions, market multiples, book values and other relevant information or an income-based approach may be employed whereby estimated future cash flows are discounted to determine the fair value. In some cases discounts may be applied due to market liquidity limitations.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2017, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2017*
    (IN THOUSANDS)

                                          ASSET DERIVATIVES                   LIABILITY DERIVATIVES
    ----------------------------------------------------------------------------------------------------
                                     STATEMENT OF                       STATEMENT OF
    DERIVATIVES NOT                  ASSETS AND                         ASSETS AND
    ACCOUNTED FOR AS                 LIABILITIES                        LIABILITIES
    HEDGING INSTRUMENTS              LOCATION          FAIR VALUE       LOCATION              FAIR VALUE
    ----------------------------------------------------------------------------------------------------
    Equity contracts                                       $-           Net unrealized           $107**
                                                                        depreciation of
                                                                        investments and
                                                                        futures contracts
    Foreign exchange contracts                              -           Net unrealized             35**
                                                                        depreciation of
                                                                        investments and
                                                                        futures contracts
    ----------------------------------------------------------------------------------------------------
    Total                                                  $-                                    $142
    ----------------------------------------------------------------------------------------------------

    * For open derivative instruments as of December 31, 2017, see the Portfolio of Investments.

   ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

================================================================================

38  | USAA FLEXIBLE INCOME FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017 (IN THOUSANDS)

                                                                                      CHANGE IN
                                                                                      UNREALIZED
    DERIVATIVES NOT                                               REALIZED            APPRECIATION/
    ACCOUNTED FOR AS              STATEMENT OF                    GAIN (LOSS)         (DEPRECIATION)
    HEDGING INSTRUMENTS           OPERATIONS LOCATION             ON DERIVATIVES      ON DERIVATIVES
    ----------------------------------------------------------------------------------------------------
    Equity contracts              Net realized loss on              $(1,193)              $(286)
                                  Futures transactions/
                                  Change in net unrealized
                                  appreciation/(depreciation)
                                  of Futures contracts
    Foreign exchange contracts*   Net realized loss on                   17                (119)
                                  Futures transactions/
                                  Change in net unrealized
                                  appreciation/(depreciation)
                                  of Futures contracts
    ----------------------------------------------------------------------------------------------------
    Total                                                           $(1,176)              $(405)
    ----------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

H. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the

================================================================================

40  | USAA FLEXIBLE INCOME FUND

================================================================================

    fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2017, there were no custodian and other bank credits.

J. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended December 31, 2017, the Adviser Shares charged redemption fees of less than $500.

K. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these

================================================================================

                                              NOTES TO FINANCIAL STATEMENTS | 41

================================================================================

    arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

L. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended December 31, 2017, the Fund paid CAPCO facility fees of $1,000, which represents 0.1% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended December 31, 2017.

================================================================================

42  | USAA FLEXIBLE INCOME FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for partnership basis, non-REIT return of capital dividend, REIT capital gain dividend adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase over-distribution of net investment income loss and decrease accumulated net realized loss on investments by $111,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2017, and 2016, was as follows:

                                                 2017                 2016
                                              -------------------------------
Ordinary income*                              $3,155,000           $2,472,000
                                              ----------           ----------
  Total distributions paid                    $3,155,000           $2,472,000
                                              ==========           ==========

As of December 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                        622,000
Accumulated capital and other losses                              (11,878,000)
Unrealized depreciation of investments                             (4,862,000)

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on partnership basis and passive foreign investment company.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2017, the Fund had net capital loss carryforwards of $11,878,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                       CAPITAL LOSS CARRYFORWARDS
                   --------------------------------
                             TAX CHARACTER
                   --------------------------------
                   (NO EXPIRATION)          BALANCE
                   --------------       -----------
                    Short-Term          $ 3,019,000
                    Long-Term             8,859,000
                                        -----------
                         Total          $11,878,000
                                        ===========

TAX BASIS OF INVESTMENTS - The aggregate cost of investments for federal income tax purposes at December 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

                        GROSS                  GROSS         NET UNREALIZED
                      UNREALIZED             UNREALIZED       APPRECIATION/
    TAX COST         APPRECIATION           DEPRECIATION     (DEPRECIATION)
--------------------------------------------------------------------------------
     $83,070,000        $5,205,000           $(10,067,000)      $(4,862,000)
--------------------------------------------------------------------------------

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2017, were $15,376,000 and $23,111,000, respectively.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal

================================================================================

44  | USAA FLEXIBLE INCOME FUND

================================================================================

to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At December 31, 2017, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                   NON-CASH COLLATERAL                 CASH COLLATERAL
----------------------------------------------------------------------------------
   $3,128,000                          $-                            $3,474,000
----------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS

At December 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                           YEAR ENDED                        YEAR ENDED
                                        DECEMBER 31, 2017                 DECEMBER 31, 2016
    -------------------------------------------------------------------------------------------
                                     SHARES            AMOUNT           SHARES           AMOUNT
                                     ----------------------------------------------------------
    FUND SHARES:
    Shares sold                       1,192          $ 11,073            1,898         $ 17,267
    Shares issued from
      reinvested dividends              163             1,511              116            1,036
    Shares redeemed                  (2,130)          (19,797)          (3,292)         (30,195)
                                     ----------------------------------------------------------
    Net decrease from capital
      share transactions               (775)         $ (7,213)          (1,278)        $(11,892)
                                     ==========================================================
    INSTITUTIONAL SHARES:
    Shares sold                         758          $  7,054            1,088         $  9,852
    Shares issued from
      reinvested dividends              112             1,038               89              793
    Shares redeemed                    (354)           (3,274)          (1,489)         (13,686)
                                     ----------------------------------------------------------
    Net increase (decrease) from
      capital share transactions        516          $  4,818             (312)        $ (3,041)
                                     ==========================================================
    ADVISER SHARES:
    Shares sold                           1          $     11               57         $    520
    Shares issued from
      reinvested dividends                1                 5                1                7
    Shares redeemed*                     (3)              (25)             (59)            (538)
                                     ----------------------------------------------------------
    Net decrease from capital
      share transactions                 (1)         $     (9)              (1)        $    (11)
                                     ==========================================================

    *Net of redemption fees, if any.

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to

================================================================================

46  | USAA FLEXIBLE INCOME FUND

================================================================================

    manage the day-to-day investment of a portion of the Fund's assets. For the year ended December 31, 2017, the Fund had no subadviser(s).

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the year ended December 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $394,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended December 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $73,000, $25,000, and $7,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2017, the Fund reimbursed the Manager $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through April 30, 2018, to limit the total annual operating expenses of the Fund Shares, Institutional Shares, and Adviser Shares to 0.90%, 0.80%, and 1.15%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund Shares, Institutional Shares, and the Adviser Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through April 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2017, the Fund incurred reimbursable expenses from the Manager for the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    Fund Shares, Institutional Shares, and Adviser Shares of $132,000, $64,000, and $20,000, respectively, of which $104,000 was receivable from the Manager.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $81,000, $25,000, and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended December 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $12,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA

================================================================================

48  | USAA FLEXIBLE INCOME FUND

================================================================================

fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of December 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                              18.0
Target Retirement Income                                               0.9
Target Retirement 2020                                                 4.0
Target Retirement 2030                                                 7.2
Target Retirement 2040                                                 4.9
Target Retirement 2050                                                 1.2
Target Retirement 2060                                                 0.1

The Manager is indirectly wholly owned by United Services Automobile
Association (USAA), a large, diversified financial services institution. At December 31, 2017, USAA and its affiliates owned 575,000 Fund Shares and
500,000 Adviser Shares, which represents 12.3% of the Fund Shares and 97.2% of the Adviser Shares outstanding and 13.2% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for new forms N-PORT and N-CEN is June 1, 2018 (with filing of Form N-PORT beginning April 30, 2019), with other staggered compliance dates extending through April 30, 2019. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

(10) NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of purchased callable debt securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statement disclosures.

================================================================================

50  | USAA FLEXIBLE INCOME FUND

================================================================================

(11) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                                 PERIOD ENDED
                                                    YEAR ENDED DECEMBER 31,                       DECEMBER 31,
                                    --------------------------------------------------------------------------
                                       2017           2016           2015           2014               2013***
                                    --------------------------------------------------------------------------
Net asset value at
  beginning of period               $  8.95        $  8.31        $  9.59        $  9.99            $ 10.00
                                    -----------------------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income                 .28            .27            .41            .52(a)             .22(a)
  Net realized and
    unrealized gain (loss)              .36            .63          (1.21)          (.14)(a)           (.02)(a)
                                    -----------------------------------------------------------------------
Total from investment operations        .64            .90           (.80)           .38(a)             .20(a)
                                    -----------------------------------------------------------------------
Less distributions from:
  Net investment income                (.37)          (.26)          (.39)          (.49)              (.18)
  Realized capital gains                  -              -           (.09)          (.29)              (.03)
                                    -----------------------------------------------------------------------
Total distributions                    (.37)          (.26)          (.48)          (.78)              (.21)
                                    -----------------------------------------------------------------------
Net asset value at end of period    $  9.22        $  8.95        $  8.31        $  9.59            $  9.99
                                    =======================================================================
Total return (%)*                      7.24          10.86          (8.66)          3.69               2.02
Net assets at end of period (000)   $42,954        $48,625        $55,762        $66,235            $31,636
Ratios to average net assets:**
  Expenses (%)(c)                       .90            .97(d)         .97(e)         .92               1.00(b)
  Expenses, excluding
    reimbursements (%)(c)              1.17           1.13            .97            .92               1.00(b)
  Net investment income (%)            3.21           2.83           4.53           5.03               4.10(b)
Portfolio turnover (%)                   25             17             36(f)          90(g)              39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were
    $48,531,000.
*** Fund Shares commenced operations on July 12, 2013.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                          -              -              -              -               (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Effective May 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Fund shares to 0.90% of the Fund Shares' average net assets.
(e) Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.00% of the Fund Shares' average net assets.
(f) Reflects overall decrease in purchases and sales of securities.
(g) Reflects overall increase in trading due to prior period's portfolio turnover ratio not being indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                                  PERIOD ENDED
                                                    YEAR ENDED DECEMBER 31,                       DECEMBER 31,
                                    --------------------------------------------------------------------------
                                       2017           2016           2015           2014               2013***
                                    --------------------------------------------------------------------------
Net asset value at
  beginning of period               $  8.97        $  8.32        $  9.59        $  9.99            $ 10.00
                                    -----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .27             28(a)         .43(a)         .52                .24(a)
  Net realized and
    unrealized gain (loss)              .39            .64(a)       (1.21)(a)       (.13)              (.03)(a)
                                    -----------------------------------------------------------------------
Total from investment operations        .66            .92(a)        (.78)(a)        .39                .21(a)
                                    -----------------------------------------------------------------------
Less distributions from:
  Net investment income                (.38)          (.27)          (.40)          (.50)              (.19)
  Realized capital gains                  -              -           (.09)          (.29)              (.03)
                                    -----------------------------------------------------------------------
Total distributions                    (.38)          (.27)          (.49)          (.79)              (.22)
                                    -----------------------------------------------------------------------
Net asset value at end of period    $  9.25        $  8.97        $  8.32        $  9.59            $  9.99
                                    =======================================================================
Total return (%)*                      7.41          11.15          (8.46)          3.79               2.09
Net assets at end of period (000)   $27,369        $21,919        $22,942        $98,348            $97,101
Ratios to average net assets:**
  Expenses (%)(c)                       .80            .80            .80            .80                .80(b)
  Expenses, excluding
    reimbursements (%)(c)              1.05           1.04            .86            .85                .88(b)
  Net investment income (%)            3.27           3.01           4.57           5.08               4.65(b)
Portfolio turnover (%)                   25             17             36(e)          90(d)              39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were
    $25,450,000.
*** Institutional Shares commenced operations on July 12, 2013.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                          -              -              -              -               (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Reflects overall increase in trading due to prior period's portfolio turnover ratio not being indicative of 12 months of operations.
(e) Reflects overall decrease in purchases and sales of securities.

================================================================================

52  | USAA FLEXIBLE INCOME FUND

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                                  PERIOD ENDED
                                                    YEAR ENDED DECEMBER 31,                       DECEMBER 31,
                                     -------------------------------------------------------------------------
                                       2017           2016           2015           2014               2013***
                                     -------------------------------------------------------------------------
Net asset value at
  beginning of period                $ 8.95         $ 8.31         $ 9.59         $ 9.99             $10.00
                                     ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .26            .26            .39            .47                .20(a)
  Net realized and
    unrealized gain (loss)              .36            .62          (1.21)          (.12)              (.01)(a)
                                     ----------------------------------------------------------------------
Total from investment operations        .62            .88           (.82)           .35                .19(a)
                                     ----------------------------------------------------------------------
Less distributions from:
  Net investment income                (.35)          (.24)          (.37)          (.46)              (.17)
  Realized capital gains                  -              -           (.09)          (.29)              (.03)
                                     ----------------------------------------------------------------------
Total distributions                    (.35)          (.24)          (.46)          (.75)              (.20)
                                     ----------------------------------------------------------------------
Redemption fees added
  to beneficial interests               .00(g)         .00(g)           -              -                  -
Net asset value at end of period     $ 9.22         $ 8.95         $ 8.31         $ 9.59             $ 9.99
                                     ======================================================================
Total return (%)*                      7.00          10.68          (8.86)          3.35               1.90
Net assets at end of period (000)    $4,743         $4,611         $4,293         $4,989             $4,996
Ratios to average net assets:**
  Expenses (%)(c)                      1.15           1.15           1.19(f)        1.25               1.25(b)
  Expenses, excluding
    reimbursements (%)(c)              1.56           1.58           1.33           1.55               1.54(b)
  Net investment income (%)            2.97           2.71           4.32           4.62               3.76(b)
Portfolio turnover (%)                   25             17             36(e)          90(d)              39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were $4,780,000.
*** Adviser Shares commenced operations on July 12, 2013.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                          -              -              -              -               (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Reflects overall increase in trading due to prior period's portfolio turnover ratio not being indicative of 12 months of operations.
(e) Reflects overall decrease in purchases and sales of securities.
(f) Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.25% of the Adviser Shares'
    average net assets.
(g) Represents less than $0.01 per share.


================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

EXPENSE EXAMPLE

December 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2017, through December 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

54  | USAA FLEXIBLE INCOME FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING              ENDING                DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE            JULY 1, 2017 -
                                          JULY 1, 2017       DECEMBER 31, 2017        DECEMBER 31, 2017
                                         --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $1,008.30                 $4.56

Hypothetical
 (5% return before expenses)                1,000.00              1,020.67                  4.58

INSTITUTIONAL SHARES
Actual                                      1,000.00              1,009.60                  4.05

Hypothetical
 (5% return before expenses)                1,000.00              1,021.17                  4.08

ADVISER SHARES
Actual                                      1,000.00              1,007.00                  5.82

Hypothetical
 (5% return before expenses)                1,000.00              1,019.41                  5.85

*Expenses are equal to the annualized expense ratio of 0.90% for Fund Shares, 0.80% for Institutional Shares, and 1.15% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.83% for Fund Shares, 0.96% for Institutional Shares, and 0.70% for Adviser Shares for the six-month period of July 1, 2017, through December 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

56  | USAA FLEXIBLE INCOME FUND

================================================================================

If you would like more information about the funds' Trustees, you may call
(800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

58  | USAA FLEXIBLE INCOME FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

60  | USAA FLEXIBLE INCOME FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Executive Director/Attorney, FASG General Counsel, USAA (2013-present); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

================================================================================

62  | USAA FLEXIBLE INCOME FUND

================================================================================

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

64  | USAA FLEXIBLE INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   97755-0218                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                [GRAPHIC OF USAA GLOBAL MANAGED VOLATILITY FUND]

 ============================================================

         ANNUAL REPORT
         USAA GLOBAL MANAGED VOLATILITY FUND
         FUND SHARES o INSTITUTIONAL SHARES
         DECEMBER 31, 2017

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"ONE WAY TO ENSURE THAT YOU ARE DOING THE
MOST WITH WHAT YOU HAVE IS TO INVEST A SET          [PHOTO OF BROOKS ENGLEHARDT]
AMOUNT EACH MONTH, A TACTIC KNOWN AS
DOLLAR-COST AVERAGING."

--------------------------------------------------------------------------------

FEBRUARY 2018

The reporting period ended December 31, 2017, was remarkable, as stock prices went up and bonds did well. From the results, you'd never know how many worries investors had to overcome during the reporting period. Among geopolitical disruptions, natural disasters, political gridlock over U.S. fiscal policy, and the speed and scope of the Federal Reserve (Fed) interest rate increases--there was plenty to be concerned about, but investors generally maintained composure and with it, their appetite for risk.

In 2017, stocks experienced one of their best years in recent memory, strengthened by synchronized global economic growth and supportive inflation. Emerging markets stocks were the standout performers, followed by developed markets stocks and U.S. stocks--all of which generated double-digit gains. Better-than-expected corporate earnings also supported the rally in global stocks. Looking ahead, we believe stock prices could continue to rise, though 2018's returns may not be as stellar as those in 2017. In the United States, the new federal tax law, which became effective in January 2018, lowers the corporate tax rate from 35% to 21% and could increase companies' cash flows as well as their bottom lines. That said, some of the potential appreciation may already have occurred during December 2017. Meanwhile, emerging markets and developed markets stocks are generally inexpensive when compared to U.S. stocks, and therefore may offer an appealing long-term investment opportunity.

As for the bond markets, they were dominated during the reporting period by investor expectations about the Fed's monetary policy. In 2017, Fed policymakers followed through on their plan to increase short-term interest rates three times, raising the federal funds target rate in March, June, and December of 2017 to a range of between 1.25% and 1.50% by the end of the year. The Fed also said three interest rate increases are anticipated for 2018, as long as the U.S. economy continued to perform as it expected. In this gradually rising interest rate environment, we believe short-term bonds may

================================================================================

================================================================================

be attractive, as they offer an opportunity to earn incremental income with less exposure to declining bond prices. (Bond prices and interest rates move in opposite directions.) Long-term interest rates fell during the reporting period as strong investor demand pushed up stock prices; remember, the market, not the Fed, sets long-term interest rates. As a result, the 30-year U.S. Treasury was one of the best-performing fixed income assets of 2017. At the same time, credit spreads narrowed. Credit spreads are the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. With global interest rates near historic lows, investors were willing to take on more risk for the incrementally larger yields available in the corporate bond market. At USAA Investments, we think ongoing economic growth and solid corporate earnings could continue supporting investment-grade and high-yield corporate bonds during 2018.

No one can predict the movements of the financial markets. Investors were able to shrug off their worries during 2017, but many of the same concerns remain in 2018. At the December 2017 policy meeting, Fed officials discussed whether tax cuts might require them to raise short-term interest rates faster than anticipated, raising the concern of an "interest-rate shock." An interest-rate shock occurs when interest rates suddenly change. Should the Fed be too aggressive with interest-rate policy, it might dampen U.S. economic growth.

Due to an unknown future, we believe it is important for investors to maintain diversified portfolios that are based on their individual goals, time horizon, and risk tolerance. The first months of a new year can be an appropriate time to look at your overall financial situation. One way to ensure that you are doing the most with what you have is to invest a set amount each month, a tactic known as dollar-cost averaging. At USAA Investments, we are committed to helping you meet your financial objectives.

From all of us here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             11

    Report of Independent Registered
      Public Accounting Firm                                                  12

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         29

    Financial Statements                                                      31

    Notes to Financial Statements                                             35

EXPENSE EXAMPLE                                                               56

TRUSTEES' AND OFFICERS' INFORMATION                                           58

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GLOBAL MANAGED VOLATILITY FUND (THE FUND) SEEKS TO ATTAIN LONG-TERM CAPITAL APPRECIATION WHILE ATTEMPTING TO REDUCE VOLATILITY DURING UNFAVORABLE MARKET CONDITIONS.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal strategy is to combine a portfolio of domestic and foreign equity securities, including emerging markets securities, with the use of alternative investment strategies to provide growth with lower volatility. The Fund intends to primarily invest in stocks and exchange-traded funds (ETFs) that invest primarily in stocks and may at times be fully invested in ETFs.

The Fund focuses on stocks and ETFs that emphasize certain investment factors such as momentum, value, and quality, or that could lower volatility in the Fund's returns. The Fund uses quantitative analysis to allocate exposure to individual factors in an attempt to limit the amount of risk any individual factor contributes to the Fund and to reduce the Fund's volatility. The Fund will adjust its investments among asset classes and factor exposures to take advantage of opportunities and to manage risk. The Fund may engage in active and frequent trading of portfolio holdings.

In an attempt to reduce the Fund's volatility over time, the Fund may implement an option-based risk-management strategy. This strategy involves purchasing and selling options on component indexes or corresponding ETFs. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could experience a loss. The Fund also invests in other derivatives, including equity futures. Futures are typically used as a liquid and economical means of managing tactical allocations to asset classes or factors.

Diversification in the Fund's portfolio, combined with the use of call and put options, is designed to provide the Fund with fairly consistent returns over a wide range of market environments.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

    USAA Asset Management Company

    LANCE HUMPHREY, CFA                                WASIF A. LATIF
    BRIAN HERSCOVICI, CFA*

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    A favorable fundamental backdrop fueled robust investor sentiment and led to positive returns across the equity and fixed-income markets during the reporting period ended December 31, 2017.

    The acceleration of global growth was one of the most important drivers of performance. In the United States, gross domestic product growth exceeded 3% in both the second and third quarters of 2017, and unemployment fell to its lowest level in 17 years. In a contrast to prior years, the domestic expansion was accompanied by faster growth overseas. Improving data from Europe, Japan, and the emerging markets--particularly China--indicated the type of synchronized worldwide growth that hasn't occurred since before the 2008 financial crisis.

    The economic expansion fed through to corporate profits around the globe. U.S. companies registered double-digit earnings growth in 2017, and corporations in both the developed and emerging international markets experienced rising profitability and increasing estimates for 2018.

    U.S. stocks gained an additional benefit from the passage of a federal tax reform package in December 2017. Domestic corporations will see their tax rate fall to 21%, a change that led to strong market performance in the latter half of 2017 as investors factored lower taxes into earnings projections.

    * Brian Herscovici began co-managing the Fund in March 2017.

================================================================================

2  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    Together, these factors fueled a steady, broad-based rally in equities. Emerging- and developed-market international stocks produced the largest gains, outpacing markets in the United States. Here at home, large cap stocks exceeded the return of small cap stocks and growth style stocks outperformed value style stocks.

o HOW DID THE USAA GLOBAL MANAGED VOLATILITY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended December 31, 2017, the Fund Shares and Institutional Shares had total returns of 20.95% and 21.24%, respectively. This compares to total returns of 23.97% for the MSCI All-Country World Index and 17.00% for the Global Managed Volatility Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The manager provides day-to-day discretionary management for the Fund's assets.

o THE FUND ADOPTED A SLIGHTLY DIFFERENT APPROACH DURING THE YEAR. WHAT WAS THE NATURE OF THE CHANGE?

   The Fund seeks to provide diversified exposure to the world equity markets through a combination of individual large-cap and mid-cap
   U.S. stocks and exchange-traded funds (ETFs). Whereas in the past we focused largely on ETFs, the increase in the Fund's assets under management has provided the Fund with the flexibility to invest in individual companies. We follow the same strategy in this portion of the Fund as we do with ETFs in the sense that we look for stocks with attractive valuations, positive momentum, and healthy fundamentals. We seek to weight the securities in such a way as to reduce the overall volatility of the Fund. The addition of the domestic stock portfolio was

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   Refer to page 7 for benchmark definitions.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    funded by a reduction in U.S. equity ETFs linked to valuation, momentum-based, and fundamental strategies.

    We are always on the lookout for opportunities to decrease the Fund's risk characteristics in relation to the benchmark. We can accomplish this via multiple channels, such as option hedging, low-volatility equities, fixed income, or other strategies, and we remain vigilant in our search for investments that can help us achieve this goal.

o PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE DURING THE REPORTING PERIOD.

    We seek to construct a portfolio that can participate in gains when stocks are rising, while providing a measure of protection against downside risk. Consistent with this objective, the Fund capitalized on the rally in equities with a strong absolute return in 2017. However, as we would expect in such a strong market, the Fund finished behind the broad indices since our low-volatility approach was out of step with investors' appetite for risk.

    We also strive to add value through asset allocation, and we were successful in this regard during the reporting period. We held an overweight in developed-market international stocks since the foreign markets featured both higher corporate earnings growth and lower valuations than the United States. This favorable combination was indeed reflected in outperformance for non-U.S. stocks in 2017, and we see opportunity for long-term strength given that international equities in general, and Japan in particular, continue to feature stronger fundamentals and improving price trends relative to the United States. The Fund's overweight in emerging-market stocks also benefited returns by providing exposure to the best-performing major segment of the world equity markets during the reporting period. We see an ongoing, longer-term opportunity in the above-average economic growth prospects, improving corporate fundamentals, and attractive valuations.

    The portfolio of individual U.S. stocks delivered positive returns but trailed the broader market due to our emphasis on higher-quality

================================================================================

4  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    companies and favor towards the value style. We believe this is a more prudent course than one that seeks to boost short-term results by taking excess risk. We continued to invest a portion of the allocation in ETFs linked to fundamental, quality and value factors. All provided favorable absolute returns for the reporting period.

    Similarly, the Fund's international allocations--which are invested solely in ETFs--posted a modest shortfall due to our focus on market segments that we see as having lower risk. Still, we believe this approach is consistent with our longer-term strategy, and we think its merits are likely to become more evident once investors' risk appetites begin to lessen.

    We limited the use of derivatives in order to offset currency risk, manage the portfolio's volatility profile, and express investment views in an efficient manner. On balance, our use of derivatives slightly detracted from performance.

    The reporting period brought steady gains and a low level of volatility in the world equity markets. Nevertheless, we would caution investors that this was an unusually favorable environment and that a re-emergence of volatility is inevitable. We believe the Fund is well positioned to add value if the investment backdrop indeed reverts to more typical form in 2018 and beyond.

    Thank you for allowing us to help you manage your investments.

    Exchange-traded funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA GLOBAL MANAGED VOLATILITY FUND SHARES (FUND SHARES)
(Ticker Symbol: UGMVX)

--------------------------------------------------------------------------------
                                          12/31/17                 12/31/16
--------------------------------------------------------------------------------
Net Assets                              $11.3 Million           $14.0 Million
Net Asset Value Per Share                  $10.73                   $9.03

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
   1 YEAR                                              SINCE INCEPTION 7/12/13
   20.95%                                                      6.05%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/16*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT        1.37%           AFTER REIMBURSEMENT      1.14%

               (Includes acquired fund fees and expenses of 0.24%)

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through April 30, 2018, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after April 30, 2018. If the total annual operating expense ratio of the Fund Shares is lower than 0.90%, the Fund Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                    GLOBAL MANAGED            USAA GLOBAL MANAGED
                        MSCI ALL-COUNTRY              VOLATILITY                  VOLATILITY
                          WORLD INDEX               COMPOSITE INDEX               FUND SHARES
 7/31/2013                $10,000.00                  $10,000.00                  $10,000.00
 8/31/2013                  9,791.66                    9,857.22                    9,808.80
 9/30/2013                 10,297.41                   10,216.32                   10,181.64
10/31/2013                 10,711.29                   10,505.37                   10,439.77
11/30/2013                 10,862.98                   10,612.77                   10,544.93
12/31/2013                 11,050.39                   10,743.63                   10,660.87
 1/31/2014                 10,608.37                   10,444.58                   10,316.35
 2/28/2014                 11,120.83                   10,801.49                   10,660.87
 3/31/2014                 11,170.28                   10,839.31                   10,699.15
 4/30/2014                 11,276.62                   10,915.65                   10,756.57
 5/31/2014                 11,516.46                   11,084.79                   10,861.84
 6/30/2014                 11,733.29                   11,234.35                   10,947.97
 7/31/2014                 11,590.98                   11,141.46                   10,766.14
 8/31/2014                 11,847.04                   11,316.98                   10,919.26
 9/30/2014                 11,462.86                   11,063.20                   10,613.02
10/31/2014                 11,543.56                   11,119.56                   10,651.30
11/30/2014                 11,736.64                   11,253.10                   10,727.86
12/31/2014                 11,510.17                   11,104.38                   10,445.83
 1/31/2015                 11,330.21                   10,984.69                   10,341.02
 2/28/2015                 11,960.98                   11,416.28                   10,853.41
 3/31/2015                 11,775.65                   11,297.24                   10,678.73
 4/30/2015                 12,117.31                   11,530.67                   10,934.93
 5/31/2015                 12,101.50                   11,526.42                   10,911.64
 6/30/2015                 11,816.61                   11,340.04                   10,690.38
 7/31/2015                 11,919.23                   11,411.81                   10,725.31
 8/31/2015                 11,102.15                   10,867.68                   10,038.24
 9/30/2015                 10,699.93                   10,595.50                    9,723.82
10/31/2015                 11,539.72                   11,179.53                   10,375.95
11/30/2015                 11,444.43                   11,118.48                   10,329.37
12/31/2015                 11,238.04                   10,981.84                   10,103.68
 1/31/2016                 10,560.26                   10,520.05                    9,598.00
 2/29/2016                 10,487.62                   10,473.76                    9,480.00
 3/31/2016                 11,264.83                   11,023.63                   10,127.00
 4/30/2016                 11,431.12                   11,142.69                   10,268.00
 5/31/2016                 11,445.52                   11,159.40                   10,233.00
 6/30/2016                 11,376.24                   11,117.00                   10,245.00
 7/31/2016                 11,866.48                   11,454.95                   10,586.00
 8/31/2016                 11,906.41                   11,487.03                   10,586.00
 9/30/2016                 11,979.35                   11,541.02                   10,657.00
10/31/2016                 11,776.02                   11,405.99                   10,480.00
11/30/2016                 11,865.51                   11,471.00                   10,562.00
12/31/2016                 12,121.83                   11,648.80                   10,749.00
 1/31/2017                 12,453.30                   11,874.95                   11,011.00
 2/28/2017                 12,802.66                   12,113.25                   11,285.00
 3/31/2017                 12,959.23                   12,223.49                   11,416.00
 4/30/2017                 13,161.23                   12,363.09                   11,559.00
 5/31/2017                 13,451.86                   12,563.94                   11,809.00
 6/30/2017                 13,513.03                   12,610.47                   11,833.00
 7/31/2017                 13,890.65                   12,863.33                   12,118.00
 8/31/2017                 13,943.88                   12,905.64                   12,190.00
 9/30/2017                 14,213.26                   13,086.95                   12,345.00
10/31/2017                 14,508.41                   13,282.59                   12,559.00
11/30/2017                 14,789.28                   13,470.06                   12,797.00
12/31/2017                 15,027.71                   13,629.05                   13,001.00

                                   [END CHART]

                   Data from 7/31/13 to 12/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Managed Volatility Fund Shares to the following benchmarks:

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The Global Managed Volatility Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI All-Country World Index (70%) and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (30%).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and the Global Managed Volatility Composite Index is calculated from the end of the month, July 31, 2013, while the Fund Shares initially invested in securities on July 15, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA GLOBAL MANAGED VOLATILITY FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UGOFX)

--------------------------------------------------------------------------------
                                          12/31/17                 12/31/16
--------------------------------------------------------------------------------
Net Assets                              $824.2 Million          $295.6 Million
Net Asset Value Per Share                  $10.84                   $9.12

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
   1 YEAR                     5 YEARS                 SINCE INCEPTION 7/31/08
   21.24%                      6.67%                          4.75%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/16*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT      1.05%            AFTER REIMBURSEMENT      0.94%

               (Includes acquired fund fees and expenses of 0.24%)

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through April 30, 2018, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.70% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after April 30, 2018. If the total annual operating expense ratio of the Institutional Shares is lower than 0.70%, the Institutional Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                    GLOBAL MANAGED            USAA GLOBAL MANAGED
                        MSCI ALL-COUNTRY              VOLATILITY                VOLATILITY FUND
                          WORLD INDEX               COMPOSITE INDEX           INSTITUTIONAL SHARES
 7/31/2008                $10,000.00                  $10,000.00                  $10,000.00
 8/31/2008                  9,784.46                    9,856.35                   10,100.00
 9/30/2008                  8,561.59                    9,002.54                    9,260.00
10/31/2008                  6,865.11                    7,758.62                    8,820.00
11/30/2008                  6,414.09                    7,406.76                    8,450.00
12/31/2008                  6,646.55                    7,597.33                    8,671.84
 1/31/2009                  6,078.68                    7,144.48                    8,097.08
 2/28/2009                  5,483.51                    6,658.30                    7,542.48
 3/31/2009                  5,935.18                    7,045.21                    7,865.16
 4/30/2009                  6,635.81                    7,632.45                    8,389.50
 5/31/2009                  7,296.99                    8,171.30                    8,853.34
 6/30/2009                  7,256.08                    8,141.74                    8,934.01
 7/31/2009                  7,894.81                    8,645.85                    9,407.94
 8/31/2009                  8,177.17                    8,865.34                    9,599.52
 9/30/2009                  8,552.32                    9,152.51                    9,932.28
10/31/2009                  8,420.15                    9,055.06                    9,821.36
11/30/2009                  8,766.46                    9,318.70                   10,133.95
12/31/2009                  8,948.00                    9,455.73                   10,310.56
 1/31/2010                  8,561.29                    9,171.16                   10,020.12
 2/28/2010                  8,670.35                    9,255.38                   10,175.71
 3/31/2010                  9,228.14                    9,675.53                   10,528.38
 4/30/2010                  9,243.67                    9,690.81                   10,600.99
 5/31/2010                  8,367.32                    9,054.07                   10,123.85
 6/30/2010                  8,109.54                    8,861.37                    9,729.68
 7/31/2010                  8,769.40                    9,368.49                   10,082.35
 8/31/2010                  8,462.83                    9,142.25                    9,688.19
 9/30/2010                  9,272.44                    9,757.00                   10,227.57
10/31/2010                  9,607.56                   10,005.58                   10,331.30
11/30/2010                  9,393.79                    9,852.89                   10,227.57
12/31/2010                 10,081.68                   10,360.55                   10,555.03
 1/31/2011                 10,239.89                   10,476.21                   10,607.34
 2/28/2011                 10,538.07                   10,693.22                   10,806.09
 3/31/2011                 10,527.55                   10,689.41                   10,858.40
 4/30/2011                 10,958.25                   11,000.20                   11,067.62
 5/31/2011                 10,722.70                   10,841.96                   11,004.85
 6/30/2011                 10,553.74                   10,725.50                   10,921.16
 7/31/2011                 10,381.92                   10,605.52                   10,858.40
 8/31/2011                  9,623.53                   10,066.67                   10,178.44
 9/30/2011                  8,714.94                    9,403.97                    9,676.32
10/31/2011                  9,648.69                   10,111.06                   10,251.67
11/30/2011                  9,359.86                    9,902.74                   10,324.89
12/31/2011                  9,340.95                    9,891.11                   10,196.48
 1/31/2012                  9,884.10                   10,295.62                   10,569.39
 2/29/2012                 10,381.40                   10,661.94                   10,867.72
 3/31/2012                 10,450.33                   10,715.47                   10,878.37
 4/30/2012                 10,330.85                   10,634.67                   10,771.83
 5/31/2012                  9,404.61                    9,974.26                   10,164.51
 6/30/2012                  9,869.09                   10,322.72                   10,462.84
 7/31/2012                 10,004.19                   10,424.20                   10,526.77
 8/31/2012                 10,221.72                   10,586.73                   10,707.90
 9/30/2012                 10,543.66                   10,823.51                   10,931.65
10/31/2012                 10,473.39                   10,775.15                   10,889.03
11/30/2012                 10,607.32                   10,875.61                   10,974.26
12/31/2012                 10,847.58                   11,051.98                   11,218.62
 1/31/2013                 11,347.31                   11,410.68                   11,601.58
 2/28/2013                 11,345.54                   11,413.12                   11,432.63
 3/31/2013                 11,552.99                   11,563.43                   11,455.15
 4/30/2013                 11,883.03                   11,800.38                   11,657.90
 5/31/2013                 11,850.43                   11,784.80                   11,669.16
 6/30/2013                 11,504.05                   11,547.14                   11,466.42
 7/31/2013                 12,054.78                   11,936.78                   11,838.12
 8/31/2013                 11,803.62                   11,766.35                   11,567.79
 9/30/2013                 12,413.30                   12,195.00                   12,007.07
10/31/2013                 12,912.22                   12,540.03                   12,311.19
11/30/2013                 13,095.08                   12,668.23                   12,435.09
12/31/2013                 13,321.00                   12,824.44                   12,583.66
 1/31/2014                 12,788.15                   12,467.47                   12,166.46
 2/28/2014                 13,405.91                   12,893.50                   12,583.66
 3/31/2014                 13,465.52                   12,938.65                   12,640.04
 4/30/2014                 13,593.71                   13,029.77                   12,696.42
 5/31/2014                 13,882.83                   13,231.67                   12,831.72
 6/30/2014                 14,144.22                   13,410.20                   12,933.20
 7/31/2014                 13,972.67                   13,299.32                   12,718.96
 8/31/2014                 14,281.34                   13,508.83                   12,899.37
 9/30/2014                 13,818.22                   13,205.90                   12,538.55
10/31/2014                 13,915.51                   13,273.18                   12,628.76
11/30/2014                 14,148.26                   13,432.58                   12,730.24
12/31/2014                 13,875.25                   13,255.06                   12,408.68
 1/31/2015                 13,658.32                   13,112.18                   12,272.02
 2/28/2015                 14,418.70                   13,627.36                   12,886.99
 3/31/2015                 14,195.29                   13,485.27                   12,682.00
 4/30/2015                 14,607.15                   13,763.91                   12,982.65
 5/31/2015                 14,588.10                   13,758.83                   12,968.99
 6/30/2015                 14,244.66                   13,536.36                   12,695.67
 7/31/2015                 14,368.36                   13,622.03                   12,736.67
 8/31/2015                 13,383.40                   12,972.51                   11,930.38
 9/30/2015                 12,898.53                   12,647.62                   11,547.73
10/31/2015                 13,910.87                   13,344.76                   12,326.69
11/30/2015                 13,796.00                   13,271.88                   12,272.02
12/31/2015                 13,547.20                   13,108.78                   12,002.51
 1/31/2016                 12,730.16                   12,557.55                   11,409.00
 2/29/2016                 12,642.59                   12,502.30                   11,270.00
 3/31/2016                 13,579.51                   13,158.67                   12,044.00
 4/30/2016                 13,779.96                   13,300.78                   12,196.00
 5/31/2016                 13,797.33                   13,320.74                   12,154.00
 6/30/2016                 13,713.80                   13,270.12                   12,182.00
 7/31/2016                 14,304.78                   13,673.53                   12,583.00
 8/31/2016                 14,352.91                   13,711.81                   12,583.00
 9/30/2016                 14,440.85                   13,776.26                   12,679.00
10/31/2016                 14,195.73                   13,615.08                   12,458.00
11/30/2016                 14,303.61                   13,692.68                   12,555.00
12/31/2016                 14,612.60                   13,904.92                   12,777.00
 1/31/2017                 15,012.18                   14,174.87                   13,100.00
 2/28/2017                 15,433.32                   14,459.32                   13,422.00
 3/31/2017                 15,622.07                   14,590.91                   13,590.00
 4/30/2017                 15,865.57                   14,757.55                   13,758.00
 5/31/2017                 16,215.92                   14,997.31                   14,052.00
 6/30/2017                 16,289.65                   15,052.84                   14,094.00
 7/31/2017                 16,744.87                   15,354.68                   14,431.00
 8/31/2017                 16,809.03                   15,405.18                   14,515.00
 9/30/2017                 17,133.77                   15,621.61                   14,697.00
10/31/2017                 17,489.57                   15,855.14                   14,963.00
11/30/2017                 17,828.14                   16,078.92                   15,257.00
12/31/2017                 18,115.58                   16,268.69                   15,491.00

                                   [END CHART]

                 Data since Fund inception 7/31/08 to 12/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Managed Volatility Fund Institutional Shares to the benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o TOP 10 EQUITY HOLDINGS - 12/31/17 o
                                (% of Net Assets)

iShares Edge MSCI Min. Vol. EAFE ETF* ....................................  15.1%
Schwab Fundamental International Large Co. Index ETF* ....................   5.7%
iShares Edge MSCI Min. Vol. Emerging Markets ETF* ........................   5.2%
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio* ...............   4.9%
iShares Edge MSCI USA Size F* ............................................   3.5%
iShares Core MSCI EAFE ETF* ..............................................   3.4%
Schwab Fundamental U.S. Large Co. Index ETF* .............................   2.8%
PowerShares FTSE RAFI Emerging Markets Portfolio* ........................   2.7%
Schwab Fundamental International Small Co. Index ETF* ....................   2.7%
iShares Edge MSCI USA Quality Factor ETF* ................................   2.6%

                        o ASSET ALLOCATION** - 12/31/17 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

INTERNATIONAL EXCHANGE-TRADED FUNDS*                                       48.8%
COMMON STOCKS                                                              32.8%
EXCHANGE-TRADED FUNDS*                                                     12.8%
BONDS                                                                       4.6%
MONEY MARKET INSTRUMENTS                                                    0.8%

                                   [END CHART]

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable. **Does not include options, futures, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund, and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-28.

================================================================================

10  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2017:

         DIVIDEND RECEIVED            QUALIFIED DIVIDEND         QUALIFIED
        DEDUCTION (CORPORATE        INCOME (NON-CORPORATE         INTEREST
          SHAREHOLDERS)(1)             SHAREHOLDERS)(1)           INCOME
        -------------------------------------------------------------------
              17.55%                        18.26%                 $281,000
        -------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GLOBAL MANAGED VOLATILITY
FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Global Managed Volatility Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Managed Volatility Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
February 22, 2018

================================================================================

12  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2017

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (94.4%)

              COMMON STOCKS (32.8%)

              CONSUMER DISCRETIONARY (3.6%)
              -----------------------------
              ADVERTISING (0.2%)
     30,257   Interpublic Group of Companies, Inc.                                              $    610
     10,000   Omnicom Group, Inc.                                                                    728
                                                                                                --------
                                                                                                   1,338
                                                                                                --------
              APPAREL RETAIL (0.6%)
     24,286   Foot Locker, Inc.                                                                    1,139
     22,760   Gap, Inc.                                                                              775
     16,000   Ross Stores, Inc.                                                                    1,284
     19,040   TJX Companies, Inc.                                                                  1,456
                                                                                                --------
                                                                                                   4,654
                                                                                                --------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
      2,460   PVH Corp.                                                                              338
                                                                                                --------
              AUTO PARTS & EQUIPMENT (0.1%)
      4,820   Aptiv plc                                                                              409
      1,606   Delphi Technologies plc*                                                                84
      3,640   Lear Corp.                                                                             643
                                                                                                --------
                                                                                                   1,136
                                                                                                --------
              AUTOMOBILE MANUFACTURERS (0.0%)
        950   Tesla, Inc.*                                                                           296
                                                                                                --------
              BROADCASTING (0.2%)
     10,388   CBS Corp. "B"                                                                          613
     30,940   Discovery Communications, Inc. "A"*                                                    692
      3,606   Entercom Communications Corp. "A"                                                       39
                                                                                                --------
                                                                                                   1,344
                                                                                                --------
              CABLE & SATELLITE (0.3%)
     71,860   Comcast Corp. "A"                                                                    2,878
                                                                                                --------
              CASINOS & GAMING (0.1%)
      8,930   Las Vegas Sands Corp.                                                                  621
                                                                                                --------
              COMPUTER & ELECTRONICS RETAIL (0.1%)
      6,059   Best Buy Co., Inc.                                                                     415
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DEPARTMENT STORES (0.2%)
     10,990   Kohl's Corp.                                                                      $    596
     24,750   Macy's, Inc.                                                                           623
                                                                                                --------
                                                                                                   1,219
                                                                                                --------
              DISTRIBUTORS (0.1%)
      4,720   Genuine Parts Co.                                                                      448
                                                                                                --------
              GENERAL MERCHANDISE STORES (0.2%)
      3,730   Dollar General Corp.                                                                   347
     22,307   Target Corp.                                                                         1,455
                                                                                                --------
                                                                                                   1,802
                                                                                                --------
              HOME IMPROVEMENT RETAIL (0.2%)
      5,210   Home Depot, Inc.                                                                       988
     10,050   Lowe's Companies, Inc.                                                                 934
                                                                                                --------
                                                                                                   1,922
                                                                                                --------
              HOMEBUILDING (0.2%)
        430   NVR, Inc.*                                                                           1,509
                                                                                                --------
              HOMEFURNISHING RETAIL (0.1%)
     23,430   Bed Bath & Beyond, Inc.                                                                515
                                                                                                --------
              HOTELS, RESORTS & CRUISE LINES (0.4%)
     27,713   Carnival Corp.                                                                       1,839
      4,910   Marriott International, Inc. "A"                                                       666
      5,470   Royal Caribbean Cruises Ltd.                                                           653
      4,030   Wyndham Worldwide Corp.                                                                467
                                                                                                --------
                                                                                                   3,625
                                                                                                --------
              MOVIES & ENTERTAINMENT (0.3%)
     12,110   Time Warner, Inc.                                                                    1,108
     15,450   Viacom, Inc. "B"                                                                       476
      9,860   Walt Disney Co.                                                                      1,060
                                                                                                --------
                                                                                                   2,644
                                                                                                --------
              RESTAURANTS (0.2%)
     11,664   Darden Restaurants, Inc.                                                             1,120
      4,340   McDonald's Corp.                                                                       747
                                                                                                --------
                                                                                                   1,867
                                                                                                --------
              SPECIALIZED CONSUMER SERVICES (0.0%)
     12,328   H&R Block, Inc.                                                                        323
                                                                                                --------

================================================================================

14  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SPECIALTY STORES (0.1%)
     17,730   Dick's Sporting Goods, Inc.                                                       $    510
      4,930   Tractor Supply Co.(a)                                                                  368
                                                                                                --------
                                                                                                     878
                                                                                                --------
              Total Consumer Discretionary                                                        29,772
                                                                                                --------
              CONSUMER STAPLES (3.7%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.3%)
     19,788   Archer-Daniels-Midland Co.                                                             793
     14,374   Ingredion, Inc.                                                                      2,010
                                                                                                --------
                                                                                                   2,803
                                                                                                --------
              BREWERS (0.1%)
      6,060   Molson Coors Brewing Co. "B"                                                           497
                                                                                                --------
              DISTILLERS & VINTNERS (0.1%)
      7,290   Brown-Forman Corp. "B"                                                                 501
                                                                                                --------
              DRUG RETAIL (0.1%)
     19,027   CVS Health Corp.                                                                     1,379
                                                                                                --------
              FOOD RETAIL (0.1%)
     31,847   Kroger Co.                                                                             874
                                                                                                --------
              HOUSEHOLD PRODUCTS (1.2%)
     22,380   Church & Dwight Co., Inc.                                                            1,123
     11,850   Clorox Co.                                                                           1,763
     11,380   Kimberly-Clark Corp.                                                                 1,373
     55,838   Procter & Gamble Co.                                                                 5,130
      4,189   Spectrum Brands Holdings, Inc.                                                         471
                                                                                                --------
                                                                                                   9,860
                                                                                                --------
              HYPERMARKETS & SUPER CENTERS (0.2%)
      4,570   Costco Wholesale Corp.                                                                 851
      5,530   Wal-Mart Stores, Inc.                                                                  546
                                                                                                --------
                                                                                                   1,397
                                                                                                --------
              PACKAGED FOODS & MEAT (0.6%)
     22,136   Campbell Soup Co.                                                                    1,065
     10,890   ConAgra Brands, Inc.                                                                   410
     15,761   Hormel Foods Corp.                                                                     574
      7,970   J.M. Smucker Co.                                                                       990
      5,560   Kellogg Co.                                                                            378
     17,369   Tyson Foods, Inc. "A"                                                                1,408
                                                                                                --------
                                                                                                   4,825
                                                                                                --------
              SOFT DRINKS (0.8%)
     14,890   Coca-Cola Co.                                                                          683
     18,060   Dr. Pepper Snapple Group, Inc.                                                       1,753

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     33,580   PepsiCo, Inc.                                                                     $  4,027
                                                                                                --------
                                                                                                   6,463
                                                                                                --------
              TOBACCO (0.2%)
     20,540   Altria Group, Inc.                                                                   1,467
      5,060   Philip Morris International, Inc.                                                      534
                                                                                                --------
                                                                                                   2,001
                                                                                                --------
              Total Consumer Staples                                                              30,600
                                                                                                --------
              ENERGY (2.0%)
              -------------
              INTEGRATED OIL & GAS (0.5%)
     21,504   Chevron Corp.                                                                        2,692
     21,380   Exxon Mobil Corp.                                                                    1,788
                                                                                                --------
                                                                                                   4,480
                                                                                                --------
              OIL & GAS EQUIPMENT & SERVICES (0.1%)
     12,540   TechnipFMC plc                                                                         393
                                                                                                --------
              OIL & GAS EXPLORATION & PRODUCTION (0.4%)
     16,229   Antero Resources Corp.(a)*                                                             308
      3,950   Cimarex Energy Co.                                                                     482
     13,000   ConocoPhillips                                                                         714
     15,130   Devon Energy Corp.                                                                     626
      2,940   Diamondback Energy, Inc.*                                                              371
     13,570   Murphy Oil Corp.                                                                       421
     14,920   Newfield Exploration Co.*                                                              471
                                                                                                --------
                                                                                                   3,393
                                                                                                --------
              OIL & GAS REFINING & MARKETING (0.6%)
      5,610   Andeavor(a)                                                                            642
     14,960   HollyFrontier Corp.                                                                    766
     16,260   Marathon Petroleum Corp.                                                             1,073
     14,980   Phillips 66                                                                          1,515
     12,780   Valero Energy Corp.                                                                  1,175
                                                                                                --------
                                                                                                   5,171
                                                                                                --------
              OIL & GAS STORAGE & TRANSPORTATION (0.4%)
      8,060   Cheniere Energy, Inc.*                                                                 434
     49,375   Kinder Morgan, Inc.                                                                    892
     13,930   ONEOK, Inc.                                                                            745
     22,700   Plains Group Holdings, LP "A"                                                          498
     18,670   Williams Companies, Inc.                                                               569
                                                                                                --------
                                                                                                   3,138
                                                                                                --------
              Total Energy                                                                        16,575
                                                                                                --------

================================================================================

16  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              FINANCIALS (4.4%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
      2,150   Ameriprise Financial, Inc.                                                        $    364
     13,160   Franklin Resources, Inc.                                                               570
      6,660   SEI Investments Co.                                                                    479
      4,690   T. Rowe Price Group, Inc.                                                              492
                                                                                                --------
                                                                                                   1,905
                                                                                                --------
              CONSUMER FINANCE (0.4%)
     18,360   American Express Co.                                                                 1,823
      5,380   Capital One Financial Corp.                                                            536
     10,960   Discover Financial Services                                                            843
     12,900   Synchrony Financial                                                                    498
                                                                                                --------
                                                                                                   3,700
                                                                                                --------
              DIVERSIFIED BANKS (0.2%)
     17,120   Citigroup, Inc.                                                                      1,274
      3,182   JPMorgan Chase & Co.                                                                   340
      5,950   U.S. Bancorp                                                                           319
                                                                                                --------
                                                                                                   1,933
                                                                                                --------
              FINANCIAL EXCHANGES & DATA (0.1%)
      3,540   Moody's Corp.                                                                          523
      3,480   MSCI, Inc.                                                                             440
                                                                                                --------
                                                                                                     963
                                                                                                --------
              INSURANCE BROKERS (0.1%)
      3,690   Aon plc                                                                                495
      4,450   Marsh & McLennan Companies, Inc.                                                       362
                                                                                                --------
                                                                                                     857
                                                                                                --------
              INVESTMENT BANKING & BROKERAGE (0.1%)
      7,760   E*Trade Financial Corp.*                                                               385
                                                                                                --------
              LIFE & HEALTH INSURANCE (0.6%)
     28,966   AFLAC, Inc.                                                                          2,543
      6,530   Athene Holding Ltd. "A"*                                                               338
      5,510   Principal Financial Group, Inc.                                                        389
      3,810   Prudential Financial, Inc.                                                             438
     11,900   Torchmark Corp.                                                                      1,079
                                                                                                --------
                                                                                                   4,787
                                                                                                --------
              MULTI-LINE INSURANCE (0.3%)
      7,850   American Financial Group, Inc.                                                         852
     31,959   Loews Corp.                                                                          1,599
                                                                                                --------
                                                                                                   2,451
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MULTI-SECTOR HOLDINGS (0.2%)
      7,340   Berkshire Hathaway, Inc. "B"*                                                     $  1,455
                                                                                                --------
              PROPERTY & CASUALTY INSURANCE (1.0%)
     25,607   Allstate Corp.                                                                       2,681
     22,580   Progressive Corp.                                                                    1,272
     16,537   Travelers Companies, Inc.                                                            2,243
     27,300   W.R. Berkley Corp.                                                                   1,956
                                                                                                --------
                                                                                                   8,152
                                                                                                --------
              REGIONAL BANKS (0.5%)
     18,183   BB&T Corp.                                                                             904
      3,520   Comerica, Inc.                                                                         306
      7,670   East West Bancorp, Inc.                                                                466
     26,840   Fifth Third Bancorp                                                                    814
     27,300   KeyCorp                                                                                551
      1,610   M&T Bank Corp.                                                                         275
      2,100   PNC Financial Services Group, Inc.                                                     303
     32,970   Regions Financial Corp.                                                                570
                                                                                                --------
                                                                                                   4,189
                                                                                                --------
              REINSURANCE (0.3%)
      1,140   Everest Re Group Ltd.                                                                  252
     11,474   Reinsurance Group of America, Inc.                                                   1,789
                                                                                                --------
                                                                                                   2,041
                                                                                                --------
              REITs - MORTGAGE (0.4%)
     92,212   AGNC Investment Corp.(a)                                                             1,861
    151,284   Annaly Capital Management, Inc.                                                      1,799
                                                                                                --------
                                                                                                   3,660
                                                                                                --------
              Total Financials                                                                    36,478
                                                                                                --------
              HEALTH CARE (4.4%)
              ------------------
              BIOTECHNOLOGY (0.7%)
     11,270   AbbVie, Inc.                                                                         1,090
      9,532   Amgen, Inc.                                                                          1,658
      2,700   Biogen, Inc.*                                                                          860
      3,050   Celgene Corp.*                                                                         318
     17,295   Gilead Sciences, Inc.                                                                1,239
      3,640   United Therapeutics Corp.*                                                             538
      3,910   Vertex Pharmaceuticals, Inc.*                                                          586
                                                                                                --------
                                                                                                   6,289
                                                                                                --------
              HEALTH CARE DISTRIBUTORS (0.3%)
     11,994   AmerisourceBergen Corp.                                                              1,101
      5,720   Cardinal Health, Inc.                                                                  351

================================================================================

18  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     12,110   Henry Schein, Inc.*                                                               $    846
      2,430   McKesson Corp.                                                                         379
                                                                                                --------
                                                                                                   2,677
                                                                                                --------
              HEALTH CARE EQUIPMENT (0.5%)
      6,850   Baxter International, Inc.                                                             443
        772   Becton, Dickinson & Co.                                                                165
      1,900   IDEXX Laboratories, Inc.*                                                              297
      1,790   Intuitive Surgical, Inc.*                                                              653
     18,940   Medtronic plc                                                                        1,530
      6,670   Varian Medical Systems, Inc.*                                                          741
                                                                                                --------
                                                                                                   3,829
                                                                                                --------
              HEALTH CARE FACILITIES (0.2%)
      6,316   HCA Healthcare, Inc.*                                                                  555
      7,700   Universal Health Services, Inc. "B"                                                    873
                                                                                                --------
                                                                                                   1,428
                                                                                                --------
              HEALTH CARE SERVICES (0.5%)
      5,200   DaVita, Inc.*                                                                          376
      8,650   Express Scripts Holding Co.*                                                           646
      6,341   Laboratory Corp. of America Holdings*                                                1,011
      7,210   MEDNAX, Inc.*                                                                          385
     21,819   Quest Diagnostics, Inc.                                                              2,149
                                                                                                --------
                                                                                                   4,567
                                                                                                --------
              HEALTH CARE SUPPLIES (0.1%)
      1,550   Align Technology, Inc.*                                                                345
      1,580   Cooper Companies, Inc.                                                                 344
                                                                                                --------
                                                                                                     689
                                                                                                --------
              HEALTH CARE TECHNOLOGY (0.1%)
      7,420   Cerner Corp.*                                                                          500
                                                                                                --------
              LIFE SCIENCES TOOLS & SERVICES (0.4%)
     12,280   Agilent Technologies, Inc.                                                             822
      1,100   Mettler-Toledo International, Inc.*                                                    682
      2,180   Thermo Fisher Scientific, Inc.                                                         414
      5,580   Waters Corp.*                                                                        1,078
                                                                                                --------
                                                                                                   2,996
                                                                                                --------
              MANAGED HEALTH CARE (0.7%)
      6,972   Anthem, Inc.                                                                         1,568
      6,680   Centene Corp.*                                                                         674
      5,667   Cigna Corp.                                                                          1,151
      3,208   Humana, Inc.                                                                           796
      9,480   UnitedHealth Group, Inc.                                                             2,090
                                                                                                --------
                                                                                                   6,279
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              PHARMACEUTICALS (0.9%)
     12,870   Bristol-Myers Squibb Co.                                                          $    789
     12,160   Eli Lilly & Co.                                                                      1,027
      2,340   Jazz Pharmaceuticals plc*                                                              315
     12,330   Johnson & Johnson                                                                    1,723
     14,190   Mallinckrodt plc*                                                                      320
     13,000   Mylan N.V.*                                                                            550
     85,060   Pfizer, Inc.                                                                         3,081
                                                                                                --------
                                                                                                   7,805
                                                                                                --------
              Total Health Care                                                                   37,059
                                                                                                --------
              INDUSTRIALS (3.1%)
              ------------------
              AEROSPACE & DEFENSE (1.5%)
      2,730   Boeing Co.                                                                             805
     12,244   General Dynamics Corp.                                                               2,491
      3,552   Huntington Ingalls Industries, Inc.                                                    837
      6,792   L3 Technologies, Inc.(a)                                                             1,344
      6,330   Lockheed Martin Corp.                                                                2,032
      7,643   Northrop Grumman Corp.                                                               2,346
      2,460   Rockwell Collins, Inc.                                                                 334
     15,610   United Technologies Corp.                                                            1,991
                                                                                                --------
                                                                                                  12,180
                                                                                                --------
              AIRLINES (0.1%)
      7,430   American Airlines Group, Inc.                                                          387
      8,610   Delta Air Lines, Inc.                                                                  482
      5,370   United Continental Holdings, Inc.*                                                     362
                                                                                                --------
                                                                                                   1,231
                                                                                                --------
              CONSTRUCTION & ENGINEERING (0.1%)
      6,960   Jacobs Engineering Group, Inc.                                                         459
                                                                                                --------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.1%)
      2,630   Cummins, Inc.                                                                          465
      6,730   PACCAR, Inc.                                                                           478
                                                                                                --------
                                                                                                     943
                                                                                                --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
      5,700   Eaton Corp. plc                                                                        450
      2,850   Rockwell Automation, Inc.                                                              560
                                                                                                --------
                                                                                                   1,010
                                                                                                --------
              ENVIRONMENTAL & FACILITIES SERVICES (0.6%)
     41,525   Republic Services, Inc.                                                              2,807
     26,847   Waste Management, Inc.                                                               2,317
                                                                                                --------
                                                                                                   5,124
                                                                                                --------

================================================================================

20  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
      2,800   ManpowerGroup, Inc.                                                               $    353
                                                                                                --------
              INDUSTRIAL CONGLOMERATES (0.2%)
      3,450   3M Co.                                                                                 812
      2,120   Honeywell International, Inc.                                                          325
      1,200   Roper Technologies, Inc.                                                               311
                                                                                                --------
                                                                                                   1,448
                                                                                                --------
              INDUSTRIAL MACHINERY (0.3%)
      4,160   Illinois Tool Works, Inc.                                                              694
      4,930   Ingersoll-Rand plc                                                                     440
      2,550   Snap-On, Inc.                                                                          444
      4,533   Stanley Black & Decker, Inc.                                                           769
                                                                                                --------
                                                                                                   2,347
                                                                                                --------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
      3,500   United Rentals, Inc.*                                                                  602
      2,480   W.W. Grainger, Inc.                                                                    586
                                                                                                --------
                                                                                                   1,188
                                                                                                --------
              Total Industrials                                                                   26,283
                                                                                                --------
              INFORMATION TECHNOLOGY (7.0%)
              -----------------------------
              APPLICATION SOFTWARE (0.3%)
     14,910   Cadence Design Systems, Inc.*                                                          624
     13,130   Citrix Systems, Inc.*                                                                1,155
      6,970   Intuit, Inc.                                                                         1,100
                                                                                                --------
                                                                                                   2,879
                                                                                                --------
              COMMUNICATIONS EQUIPMENT (0.6%)
      1,620   Arista Networks, Inc.*                                                                 382
     93,224   Cisco Systems, Inc.                                                                  3,570
      2,830   F5 Networks, Inc.*                                                                     371
      2,900   Harris Corp.                                                                           411
     22,170   Juniper Networks, Inc.                                                                 632
                                                                                                --------
                                                                                                   5,366
                                                                                                --------
              DATA PROCESSING & OUTSOURCED SERVICES (1.6%)
      3,550   Alliance Data Systems Corp.                                                            900
     11,690   Automatic Data Processing, Inc.                                                      1,370
     11,700   Broadridge Financial Solutions, Inc.                                                 1,060
     19,860   Fiserv, Inc.*                                                                        2,604
     13,590   Jack Henry & Associates, Inc.                                                        1,590
     13,650   MasterCard, Inc. "A"                                                                 2,066
     11,900   Paychex, Inc.                                                                          810
      6,510   PayPal Holdings, Inc.*                                                                 479

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     29,560   Sabre Corp.                                                                       $    606
      7,638   Total System Services, Inc.                                                            604
     11,630   Vantiv, Inc. "A"*                                                                      856
      5,590   Visa, Inc. "A"                                                                         637
                                                                                                --------
                                                                                                  13,582
                                                                                                --------
              ELECTRONIC COMPONENTS (0.1%)
      8,710   Amphenol Corp. "A"                                                                     765
     10,157   Corning, Inc.                                                                          325
                                                                                                --------
                                                                                                   1,090
                                                                                                --------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
     25,866   Flex Ltd.*                                                                             465
                                                                                                --------
              HOME ENTERTAINMENT SOFTWARE (0.1%)
      6,950   Activision Blizzard, Inc.                                                              440
      6,120   Electronic Arts, Inc.*                                                                 643
                                                                                                --------
                                                                                                   1,083
                                                                                                --------
              INTERNET SOFTWARE & SERVICES (0.9%)
     10,810   Akamai Technologies, Inc.*                                                             703
      1,280   Alphabet, Inc. "C"(a)*                                                               1,339
     35,481   eBay, Inc.*                                                                          1,339
      5,160   Facebook, Inc. "A"*                                                                    910
     25,870   VeriSign, Inc.*                                                                      2,961
                                                                                                --------
                                                                                                   7,252
                                                                                                --------
              IT CONSULTING & OTHER SERVICES (0.8%)
     17,190   Accenture plc "A"(a)                                                                 2,632
     22,870   Cognizant Technology Solutions Corp. "A"                                             1,624
      4,260   DXC Technology Co.                                                                     404
      7,830   International Business Machines Corp.                                                1,201
      7,640   Leidos Holdings, Inc.                                                                  494
                                                                                                --------
                                                                                                   6,355
                                                                                                --------
              SEMICONDUCTOR EQUIPMENT (0.2%)
     17,174   Applied Materials, Inc.                                                                878
      2,750   KLA-Tencor Corp.                                                                       289
      4,893   Lam Research Corp.                                                                     900
                                                                                                --------
                                                                                                   2,067
                                                                                                --------
              SEMICONDUCTORS (1.0%)
     28,744   Intel Corp.                                                                          1,327
     22,529   Maxim Integrated Products, Inc.                                                      1,178
      4,310   Microchip Technology, Inc.                                                             379
     17,530   Micron Technology, Inc.*                                                               721
      1,410   NVIDIA Corp.                                                                           273
      6,880   QUALCOMM, Inc.                                                                         440

================================================================================

22  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      3,150   Skyworks Solutions, Inc.                                                          $    299
     24,683   Texas Instruments, Inc.                                                              2,578
     11,177   Xilinx, Inc.                                                                           753
                                                                                                --------
                                                                                                   7,948
                                                                                                --------
              SYSTEMS SOFTWARE (0.7%)
     31,930   CA, Inc.                                                                             1,063
     13,060   Microsoft Corp.                                                                      1,117
     42,074   Oracle Corp.                                                                         1,989
     11,681   VMware, Inc. "A"*                                                                    1,464
                                                                                                --------
                                                                                                   5,633
                                                                                                --------
              TECHNOLOGY DISTRIBUTORS (0.1%)
      5,970   CDW Corp.                                                                              415
                                                                                                --------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.5%)
      6,437   Apple, Inc.                                                                          1,089
     66,480   Hewlett Packard Enterprise Co.(a)                                                      955
      9,063   NetApp, Inc.                                                                           501
      9,090   Seagate Technology plc                                                                 380
      6,540   Western Digital Corp.                                                                  520
     30,650   Xerox Corp.(a)                                                                         894
                                                                                                --------
                                                                                                   4,339
                                                                                                --------
              Total Information Technology                                                        58,474
                                                                                                --------
              MATERIALS (0.8%)
              ----------------
              COMMODITY CHEMICALS (0.1%)
      4,710   LyondellBasell Industries N.V. "A"                                                     520
                                                                                                --------
              COPPER (0.1%)
     25,450   Freeport-McMoRan, Inc.*                                                                482
                                                                                                --------
              DIVERSIFIED CHEMICALS (0.1%)
      3,980   DowDuPont, Inc.                                                                        283
      3,483   Eastman Chemical Co.                                                                   323
                                                                                                --------
                                                                                                     606
                                                                                                --------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
     19,570   Monsanto Co.                                                                         2,285
                                                                                                --------
              METAL & GLASS CONTAINERS (0.1%)
     13,895   Crown Holdings, Inc.*                                                                  782
                                                                                                --------
              PAPER PACKAGING (0.1%)
      7,280   Avery Dennison Corp.                                                                   836
                                                                                                --------
              SPECIALTY CHEMICALS (0.1%)
      3,900   Celanese Corp. "A"                                                                     418
      4,030   PPG Industries, Inc.                                                                   471

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      1,010   Sherwin-Williams Co.                                                              $    414
                                                                                                --------
                                                                                                   1,303
                                                                                                --------
              Total Materials                                                                      6,814
                                                                                                --------
              REAL ESTATE (1.5%)
              ------------------
              REAL ESTATE SERVICES (0.1%)
     15,200   CBRE Group, Inc. "A"*                                                                  658
                                                                                                --------
              REITs - DIVERSIFIED (0.2%)
     30,633   Liberty Property Trust, Inc.(a)                                                      1,317
     38,330   Vereit, Inc.(a)                                                                        299
     25,420   Colony Northstar, Inc. "A"(a)                                                          290
                                                                                                --------
                                                                                                   1,906
                                                                                                --------
              REITs - HEALTH CARE (0.2%)
     11,640   HCP, Inc.                                                                              304
     21,714   Ventas, Inc.                                                                         1,303
                                                                                                --------
                                                                                                   1,607
                                                                                                --------
              REITs - INDUSTRIAL (0.1%)
     13,091   ProLogis, Inc.                                                                         845
                                                                                                --------
              REITs - OFFICE (0.0%)
      3,350   Vornado Realty Trust                                                                   262
                                                                                                --------
              REITs - RESIDENTIAL (0.6%)
     22,660   Equity Residential                                                                   1,445
      4,407   Essex Property Trust, Inc.                                                           1,064
      6,120   Mid-America Apartment Communities, Inc.                                                615
     20,246   Camden Property Trust                                                                1,864
                                                                                                --------
                                                                                                   4,988
                                                                                                --------
              REITs - RETAIL (0.1%)
     37,030   Brixmor Property Group, Inc.                                                           691
                                                                                                --------
              REITs - SPECIALIZED (0.2%)
      5,800   American Tower Corp.                                                                   828
      1,720   Public Storage                                                                         359
      3,020   SBA Communications Corp.*                                                              493
                                                                                                --------
                                                                                                   1,680
                                                                                                --------
              Total Real Estate                                                                   12,637
                                                                                                --------
              TELECOMMUNICATION SERVICES (0.5%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.1%)
     23,032   CenturyLink, Inc.                                                                      384
     11,030   Zayo Group Holdings, Inc.*                                                             406
                                                                                                --------
                                                                                                     790
                                                                                                --------

================================================================================

24  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
     32,410   AT&T, Inc.                                                                        $  1,260
     23,080   Verizon Communications, Inc.                                                         1,222
                                                                                                --------
                                                                                                   2,482
                                                                                                --------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
     11,180   T-Mobile US, Inc.*                                                                     710
                                                                                                --------
              Total Telecommunication Services                                                     3,982
                                                                                                --------
              UTILITIES (1.8%)
              ----------------
              ELECTRIC UTILITIES (1.1%)
      9,450   American Electric Power Co., Inc.                                                      695
     21,850   Edison International                                                                 1,382
     32,370   Eversource Energy                                                                    2,045
      9,040   FirstEnergy Corp.                                                                      277
        130   OGE Energy Corp.(a)                                                                      4
     16,629   PG&E Corp.                                                                             746
     21,805   Pinnacle West Capital Corp.                                                          1,857
     53,540   PPL Corp.                                                                            1,657
     15,820   Xcel Energy, Inc.                                                                      761
                                                                                                --------
                                                                                                   9,424
                                                                                                --------
              GAS UTILITIES (0.1%)
      9,380   UGI Corp.                                                                              440
                                                                                                --------
              MULTI-UTILITIES (0.6%)
     41,415   Ameren Corp.                                                                         2,443
     34,930   CenterPoint Energy, Inc.                                                               991
     24,487   Consolidated Edison, Inc.                                                            2,080
                                                                                                --------
                                                                                                   5,514
                                                                                                --------
              Total Utilities                                                                     15,378
                                                                                                --------
              Total Common Stocks (cost: $255,011)                                               274,052
                                                                                                --------

              EXCHANGE-TRADED FUNDS (12.8%)
    100,000   Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF                                   5,336
     55,600   iShares Edge MSCI USA Momentum Factor ETF(b)                                         5,734
    263,500   iShares Edge MSCI USA Quality Factor ETF(b)                                         21,844
    350,000   iShares Edge MSCI USA Size F                                                        29,355
    114,100   iShares Edge MSCI USA Value Factor ETF                                               9,541
    104,500   PowerShares FTSE RAFI U.S.1000 Portfolio                                            11,869
    626,000   Schwab Fundamental U.S. Large Co. Index ETF                                         23,450
                                                                                                --------
              Total Exchange-Traded Funds (cost: $86,400)                                        107,129
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INTERNATIONAL EXCHANGE-TRADED FUNDS (48.8%)
     72,200   Goldman Sachs ActiveBeta Emerging Markets Equity ETF                              $  2,585
    120,000   Goldman Sachs ActiveBeta International Equity ETF(b)                                 3,600
    424,100   iShares Core MSCI EAFE ETF                                                          28,029
    287,800   iShares Core MSCI Emerging Markets ETF                                              16,376
    721,300   iShares Edge MSCI Min. Vol. Emerging Markets ETF                                    43,826
  1,733,200   iShares Edge MSCI Min. Vol. EAFE ETF                                               126,489
     51,700   JPMorgan Diversified Return Emerging Markets Equity ETF(b)                           3,017
    895,968   PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                           40,677
  1,017,200   PowerShares FTSE RAFI Emerging Markets Portfolio                                    22,714
    564,200   Schwab Fundamental Emerging Markets Large Co. Index ETF(b)                          16,740
  1,572,900   Schwab Fundamental International Large Co. Index ETF                                47,816
    622,200   Schwab Fundamental International Small Co. Index ETF                                22,374
      8,300   USAA MSCI Emerging Markets Value Momentum Blend Index ETF(g)                           426
      8,100   USAA MSCI International Value Momentum Blend Index ETF(g)                              417
    469,300   Vanguard FTSE Developed Markets ETF                                                 21,053
    243,200   Vanguard FTSE Emerging Markets ETF                                                  11,165
                                                                                                --------
              Total International Exchange-Traded Funds (cost: $357,933)                         407,304
                                                                                                --------
              Total Equity Securities (cost: $699,344)                                           788,485
                                                                                                --------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
--------------------------------------------------------------------------------------------------------
              BONDS (4.6%)

              U.S. TREASURY SECURITIES (4.6%)(e)

              BONDS (0.6%)
 $    5,000   3.00%, 5/15/2047(a)                                                                  5,258
                                                                                                --------
              NOTES (4.0%)
     34,000   1.88%, 4/30/2022(a),(d)                                                             33,598
                                                                                                --------
              Total U.S. Treasury Securities                                                      38,856
                                                                                                --------
              Total Bonds (cost: $39,326)                                                         38,856
                                                                                                --------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (0.8%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.8%)
  6,844,170   State Street Institutional Treasury Money Market Fund Premier Class, 1.15%(a),(c)
                (cost: $6,844)                                                                     6,844
                                                                                                --------

================================================================================

26  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
              FROM SECURITIES LOANED (0.8%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.8%)
     12,425   Federated Government Obligations Fund Institutional Class, 1.15%(c)               $     13
    511,895   Fidelity Government Portfolio Class I, 1.14%(c)                                        512
  3,608,419   Goldman Sachs Financial Square Government Fund Institutional Class, 1.19%(c)         3,608
    723,927   Invesco Government & Agency Portfolio Institutional Class, 1.18%(c)                    724
                Morgan Stanley Institutional Liquidity Funds Government Portfolio
    289,225   Institutional Class, 1.20%(c)                                                          289
  1,269,909   Western Asset Institutional Government Reserves Institutional Class, 1.15%(c)        1,270
                                                                                                --------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $6,416)                                                   6,416
                                                                                                --------

              TOTAL INVESTMENTS (COST: $751,930)                                                $840,601
                                                                                                ========

--------------------------------------------------------------------------------------------------------
                                                                         NOTIONAL
NUMBER OF                                                                AMOUNT
CONTRACTS                                                                 (000)
--------------------------------------------------------------------------------------------------------

              PURCHASED OPTIONS (0.1%)
        170   Put - S&P 500 Index expiring June 14, 2018 at 2425        USD   45,451                 540
         52   Put - S&P 500 Index expiring June 14, 2018 at 2300        USD   13,903                 108
         76   Put - S&P 500 Index expiring June 14, 2018 at 2325        USD   20,319                 171
         39   Put - S&P 500 Index expiring March 15, 2018 at 2325       USD   10,427                  25
         83   Put - S&P 500 Index expiring March 15, 2018 at 2300       USD   22,191                  46
                                                                                                --------
              TOTAL PURCHASED OPTIONS (COST: $1,291)                                            $    890
                                                                                                ========

--------------------------------------------------------------------------------------------------------
                                                                                             UNREALIZED
                                                         NOTIONAL         CONTRACT         APPRECIATION/
                                      EXPIRATION         AMOUNT            VALUE          (DEPRECIATION)
                                        DATE              (000)            (000)                   (000)
--------------------------------------------------------------------------------------------------------
              FUTURES(f)

              LONG FUTURES

              EQUITY CONTRACTS
         48   E-mini S&P 500           3/16/2018          6,370 USD        $ 6,422              $     53
        507   Euro Stoxx 50            3/16/2018         18,139 EURO         21,249                 (515)
        150   TOPIX Index              3/08/2018      2,677,597 JPY          24,189                  425
                                                                           --------             --------
                                                                             51,860                  (37)
                                                                           --------             --------
              TOTAL LONG FUTURES                                           $ 51,860             $    (37)
                                                                           --------             --------
              TOTAL FUTURES                                                $ 51,860             $    (37)
                                                                           ========             ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                $274,052              $-              $-         $274,052
  Exchange-Traded Funds                         107,129               -               -          107,129
  International Exchange-Traded Funds           407,304               -               -          407,304
Bonds:
  U.S. Treasury Securities                       38,856               -               -           38,856
Money Market Instruments:
  Government & U.S. Treasury Money
    Market Funds                                  6,844               -               -            6,844
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury Money
    Market Funds                                  6,416               -               -            6,416
Purchased Options                                   890               -               -              890
Futures(1)                                          478               -               -              478
--------------------------------------------------------------------------------------------------------
Total                                          $841,969              $-              $-         $841,969
--------------------------------------------------------------------------------------------------------

LIABILITIES                                     LEVEL 1         LEVEL 2         LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------
Futures(1)                                     $   (515)             $-              $-         $   (515)
--------------------------------------------------------------------------------------------------------
Total                                          $   (515)             $-              $-         $   (515)
--------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/depreciation on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of January 1, 2017, through December 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

28  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 50.3% of net assets at December 31, 2017.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REIT Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2017.

    (b) The security, or a portion thereof, was out on loan as of December 31, 2017.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

    (c) Rate represents the money market fund annualized seven-day yield at December 31, 2017.

    (d) Securities with a value of $2,965,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (e) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (f) The contract value of futures purchased and/or sold as a percentage of net assets is 6.2%.

    (g) Investment in affiliated exchange-traded fund.

     *  Non-income-producing security.

See accompanying notes to financial statements

================================================================================

30  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

DECEMBER 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities on
       loan of $6,230) (cost of $751,930)                                                  $840,601
   Purchased options, at market value (cost of $1,291)                                          890
   Cash denominated in foreign currencies (identified cost of $2,758)                         2,766
   Receivables:
       Capital shares sold                                                                       19
       USAA Asset Management Company (Note 7C)                                                  165
       Dividends and interest                                                                   587
       Securities sold                                                                          506
       Other                                                                                      4
                                                                                           --------
           Total assets                                                                     845,538
                                                                                           --------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                       6,416
       Securities purchased                                                                     167
       Capital shares redeemed                                                                   12
       Bank overdraft                                                                         2,851
   Variation margin on futures contracts                                                         33
   Accrued management fees                                                                      421
   Accrued transfer agent's fees                                                                  1
   Other accrued expenses and payables                                                          164
                                                                                           --------
           Total liabilities                                                                 10,065
                                                                                           --------
                Net assets applicable to capital shares outstanding                        $835,473
                                                                                           ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                         $734,388
   Accumulated net realized gain on investments, options,
       and futures transactions                                                              12,844
   Net unrealized appreciation of investments, options,
       and futures contracts                                                                 88,233
   Net unrealized appreciation of foreign currency translations                                   8
                                                                                           --------
                Net assets applicable to capital shares outstanding                        $835,473
                                                                                           ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $11,284/1,052 capital shares
           outstanding, no par value)                                                      $  10.73
                                                                                           ========
       Institutional Shares (net assets of $824,189/76,040 capital shares
           outstanding, no par value)                                                      $  10.84
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                               $ 16,290
   Interest                                                                                     392
   Securities lending (net)                                                                      43
                                                                                           --------
      Total income                                                                           16,725
                                                                                           --------
EXPENSES
   Management fees                                                                            3,998
   Administration and servicing fees:
      Fund Shares                                                                                21
      Institutional Shares                                                                      326
   Transfer agent's fees:
      Fund Shares                                                                                13
      Institutional Shares                                                                      326
   Custody and accounting fees:
      Fund Shares                                                                                 6
      Institutional Shares                                                                      163
   Postage:
      Fund Shares                                                                                 2
   Shareholder reporting fees:
      Fund Shares                                                                                 5
      Institutional Shares                                                                        1
   Trustees' fees                                                                                33
   Registration fees:
      Fund Shares                                                                                19
      Institutional Shares                                                                       57
   Professional fees                                                                            125
   Other                                                                                         13
                                                                                           --------
           Total expenses                                                                     5,108
   Expenses reimbursed:
      Fund Shares                                                                               (27)
      Institutional Shares                                                                     (233)
                                                                                           --------
           Net expenses                                                                       4,848
                                                                                           --------
NET INVESTMENT INCOME                                                                        11,877
                                                                                           --------

================================================================================

32  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
  Net realized gain (loss) on:
      Investments                                                                          $ 21,723
      Foreign currency transactions                                                               9
      Options                                                                                (3,243)
      Futures transactions                                                                    3,598
  Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                            90,512
      Foreign currency translations                                                              10
      Options                                                                                  (242)
      Futures contracts                                                                         (37)
                                                                                           --------
           Net realized and unrealized gain                                                 112,330
                                                                                           --------
   Increase in net assets resulting from operations                                        $124,207
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

--------------------------------------------------------------------------------------------------------
                                                                             2017                   2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                    $ 11,877            $  4,345
   Net realized gain on investments                                           21,723                 322
   Net realized gain on long-term capital gain distributions
     from other investment companies                                               -                  14
   Net realized gain (loss) on foreign currency transactions                       9                  (3)
   Net realized loss on options                                               (3,243)             (3,254)
   Net realized gain on futures transactions                                   3,598                   -
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                            90,512              12,478
       Foreign currency translations                                              10                   3
       Options                                                                  (242)                376
       Futures contracts                                                         (37)                  -
                                                                            ----------------------------
       Increase in net assets resulting from operations                      124,207              14,281
                                                                            ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                              (146)               (168)
       Institutional Shares                                                  (12,441)             (4,198)
                                                                            ----------------------------
           Total distributions of net investment income                      (12,587)             (4,366)
                                                                            ----------------------------
   Net realized gains:
       Fund Shares                                                               (50)                  -
       Institutional Shares                                                   (3,698)                  -
                                                                            ----------------------------
           Total distributions of net realized gains                          (3,748)                  -
                                                                            ----------------------------
       Distributions to shareholders                                         (16,335)             (4,366)
                                                                            ----------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                (5,110)             (2,649)
   Institutional Shares                                                      423,103              97,353
                                                                            ----------------------------
       Total net increase in net assets from capital
           share transactions                                                417,993              94,704
                                                                            ----------------------------
   Net increase in net assets                                                525,865             104,619

NET ASSETS
   Beginning of year                                                         309,608             204,989
                                                                            ----------------------------
   End of year                                                              $835,473            $309,608
                                                                            ============================

See accompanying notes to financial statements.

================================================================================

34  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Global Managed Volatility Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions.

The Fund consists of two classes of shares: Global Managed Volatility Fund Shares (Fund Shares) and Global Managed Volatility Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If

================================================================================

36  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

        no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask price in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair

================================================================================

38  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

        value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2017, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the

================================================================================

40  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2017*
    (IN THOUSANDS)

                                           ASSET DERIVATIVES                   LIABILITY DERIVATIVES
    ---------------------------------------------------------------------------------------------------
                               STATEMENT OF                              STATEMENT OF
    DERIVATIVES NOT            ASSETS AND                                ASSETS AND
    ACCOUNTED FOR AS           LIABILITIES                               LIABILITIES
    HEDGING INSTRUMENTS        LOCATION                  FAIR VALUE      LOCATION            FAIR VALUE
    ---------------------------------------------------------------------------------------------------
    Equity contracts           Purchased options,         $1,368**       Net unrealized        $515**
                               Net unrealized                            appreciation of
                               appreciation of                           investments,
                               investments,                              options, and
                               options, and                              futures
                               futures contracts                         contracts
    ---------------------------------------------------------------------------------------------------
    Total                                                 $1,368                               $515
    ---------------------------------------------------------------------------------------------------

     * For open derivative instruments as of December 31, 2017, see the Portfolio of Investments.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017 (IN THOUSANDS)

                                                                                       CHANGE IN
                                                                                       UNREALIZED
    DERIVATIVES NOT                                               REALIZED GAIN        APPRECIATION/
    ACCOUNTED FOR AS           STATEMENT OF                       (LOSS) ON            (DEPRECIATION)
    HEDGING INSTRUMENTS        OPERATIONS LOCATION                DERIVATIVES          ON DERIVATIVES
    --------------------------------------------------------------------------------------------------
    Equity contracts           Net realized gain (loss) on        $355                 $(279)
                               Options and Futures
                               transactions/Change in net
                               unrealized appreciation/
                               (depreciation) of
                               Options and Futures
                               contracts
    --------------------------------------------------------------------------------------------------
    Total                                                         $355                 $(279)
    --------------------------------------------------------------------------------------------------

================================================================================

42  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2017, there were no custodian and other bank credits.

================================================================================

44  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

For the year ended December 31, 2017, the Fund paid CAPCO facility fees of $3,000, which represents 0.5% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended December 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, non-REIT return of capital dividend, REIT return of capital dividend, REIT capital gain dividend, and distributions adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease over-distribution of net investment income and accumulated net realized gain on investments by $710,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2017, and 2016, was as follows:

                                                                 2017                       2016
                                                            ---------------------------------------
Ordinary income*                                            $16,335,000                  $4,366,000
                                                            -----------                  ----------
  Total distributions paid                                  $16,335,000                  $4,366,000
                                                            -----------                  ----------

As of December 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                          $ 3,264,000
Undistributed long-term capital gains                                                     9,376,000
Unrealized appreciation of investments                                                   88,445,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, and non-REIT return of capital dividend adjustments.

================================================================================

46  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended December 31, 2017, the Fund utilized capital loss carryforwards of $4,561,000, to offset capital gains. At December 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - The aggregate cost of investments for federal income tax purposes at December 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

                        GROSS               GROSS            NET UNREALIZED
                      UNREALIZED          UNREALIZED          APPRECIATION/
  TAX COST           APPRECIATION        DEPRECIATION        (DEPRECIATION)
----------------------------------------------------------------------------
$753,880,000         $93,106,000         $(4,668,000)         $88,438,000
----------------------------------------------------------------------------

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2017, were $722,010,000 and $312,420,000, respectively.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At December 31, 2017, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                 NON-CASH COLLATERAL               CASH COLLATERAL
-------------------------------------------------------------------------------
    $6,230,000                      $-                            $6,416,000
-------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS

At December 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                           YEAR ENDED                       YEAR ENDED
                                        DECEMBER 31, 2017                DECEMBER 31, 2016
---------------------------------------------------------------------------------------------
                                      SHARES            AMOUNT         SHARES          AMOUNT
                                      -------------------------------------------------------
FUND SHARES:
Shares sold                              295          $  2,983            116         $ 1,019
Shares issued from reinvested
  dividends                               18               196             13             115
Shares redeemed                         (808)           (8,289)          (435)         (3,783)
                                     --------------------------------------------------------
Net decrease from capital
  share transactions                    (495)         $ (5,110)          (306)        $(2,649)
                                     ========================================================
INSTITUTIONAL SHARES:
Shares sold                           42,694          $412,711         10,363         $94,762
Shares issued from reinvested
  dividends                            1,492            16,139            459           4,198
Shares redeemed                         (548)           (5,747)          (180)         (1,607)
                                     --------------------------------------------------------
Net increase from capital
  share transactions                  43,638          $423,103         10,642         $97,353
                                     ========================================================

================================================================================

48  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended December 31, 2017, the Fund had no subadviser(s).

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets. For the year ended December 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $3,998,000.

    In addition, the Fund invests in affiliated USAA exchange-traded fund(s)
    (ETFs). The Fund's management fee is reimbursed by the Manager to the extent of the indirect management fee incurred through the Fund's proportional investment in the affiliated ETF(s). For the period from December 8, 2017 to December 31, 2017, the Fund's management fee was reimbursed by the Manager in an amount of less than $500.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.05% of average net assets of the Institutional Shares. For the year ended December 31, 2017, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $21,000 and $326,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2017, the Fund reimbursed the Manager $10,000 for these compliance and legal services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through April 30, 2018, to limit the total annual operating expenses of the Fund Shares to 0.90% and the Institutional Shares to 0.70% of its average net assets, excluding extraordinary expenses, and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through April 30, 2018 without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to May 1, 2017, the expense limitation for the Institutional Shares was 0.80%. For the year ended December 31, 2017, the Fund incurred reimbursable expenses from the Manager for the Fund Shares and the Institutional Shares of $27,000 and $233,000, respectively, of which $165,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets plus out-of-pocket expenses. For the year ended December 31, 2017, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $13,000 and $326,000, respectively.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

50  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of December 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
Target Retirement Income                                                3.5
Target Retirement 2020                                                  9.6
Target Retirement 2030                                                 26.8
Target Retirement 2040                                                 35.4
Target Retirement 2050                                                 21.3
Target Retirement 2060                                                  2.0

Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.

(9) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the USAA Funds' net assets. At December 31, 2017, the Fund owned the following percentages of the total outstanding shares of each of USAA Funds:

AFFILIATED USAA FUND                                               OWNERSHIP %
-------------------------------------------------------------------------------
MSCI Emerging Markets Value Momentum Blend Index ETF                  0.8
MSCI International Value Momentum Blend Index ETF                     0.5

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the USAA Funds for the year ended December 31, 2017:

                                                                       CHANGE
                                                                       IN NET
    ($ IN 000s)                                          REALIZED    UNREALIZED
    AFFILIATED           PURCHASE   SALES     DIVIDEND    GAIN     APPRECIATION/      MARKET VALUE
    USAA FUND             COST(a)  PROCEEDS    INCOME   (LOSS)(b)   DEPRECIATION  12/31/2016  12/31/2017
    ----------------------------------------------------------------------------------------------------
    MSCI Emerging
    Markets Value
    Momentum Blend
    Index ETF             $408        $-        $2        $-           $18             $-           $426
    MSCI International
    Value Momentum
    Blend Index ETF        407         -         -         -            10              -            417
    ----------------------------------------------------------------------------------------------------
    Total                 $815        $-        $2        $-           $28             $-           $843
    ----------------------------------------------------------------------------------------------------

(a)Includes reinvestment of distributions from dividend income and realized gains.

(b)Includes capital gain distributions received in cash, if any.

(10) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended December 31, 2017, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                                            NET REALIZED
                                                                          COST TO            GAIN (LOSS)
SELLER                                PURCHASER                          PURCHASER             TO SELLER
--------------------------------------------------------------------------------------------------------
Target Managed Allocation             Global Managed Volatility         $16,023,000          $1,116,000

(11) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

================================================================================

52  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for new forms N-PORT and N-CEN is June 1, 2018 (with filing of Form N-PORT beginning April 30, 2019), with other staggered compliance dates extending through April 30, 2019. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(12) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                              PERIOD ENDED
                                             YEAR ENDED DECEMBER 31,                           DECEMBER 31,
                                 --------------------------------------------------------------------------
                                    2017             2016         2015             2014             2013***
                                 --------------------------------------------------------------------------
Net asset value at
  beginning of period            $  9.03          $  8.59      $  8.97          $ 11.14          $ 10.46
                                 -----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income(a)           .13              .13          .10              .17              .07
  Net realized and unrealized
    gain (loss)(a)                  1.76              .42         (.40)            (.37)             .62
                                 -----------------------------------------------------------------------
Total from investment
  operations(a)                     1.89              .55         (.30)            (.20)             .69
                                 -----------------------------------------------------------------------
Less distributions from:
  Net investment income             (.14)            (.11)        (.08)            (.84)            (.01)
  Realized capital gains            (.05)               -            -            (1.13)               -
                                 -----------------------------------------------------------------------
Total distributions                 (.19)            (.11)        (.08)           (1.97)            (.01)
                                 -----------------------------------------------------------------------
Net asset value at end
  of period                      $ 10.73          $  9.03      $  8.59          $  8.97          $ 11.14
                                 =======================================================================
Total return (%)*                  20.95             6.39        (3.28)           (2.02)            6.61
Net assets at end
  of period (000)                $11,284          $13,964      $15,911          $23,300          $10,771
Ratios to average
  net assets:**
  Expenses (%)(b)                    .90              .89          .90(h)          1.07(d)          1.10(c)
  Expenses, excluding
    reimbursements (%)(b)           1.09             1.13         1.15             1.25             1.34(c)
  Net investment income (%)         1.30             1.48         1.14             1.60             1.29(c)
Portfolio turnover (%)                48(g)             9           16(f)           147(e)            92

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were $13,785,000.
*** Fund Shares commenced operations on July 12, 2013.
(a) Calculated using average shares. For the year ended December 31, 2017, average shares were 1,384,000.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       -                -            -                -             (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Effective November 24, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.10% of the Fund Shares' average net assets.
(e) Reflects increased trading activity due to large shareholder redemptions.
(f) Reflects a return to normal trading levels after a prior year transition.
(g) Reflects increase trading activity due to large shareholder inflows.
(h) Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.90% of the Fund Shares' average net assets.

================================================================================

54  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

(12) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED DECEMBER 31,
                                 --------------------------------------------------------------------------
                                     2017             2016           2015            2014           2013***
                                 --------------------------------------------------------------------------
Net asset value at
  beginning of period            $   9.12         $   8.69       $   9.08         $ 11.16       $   9.96
                                 -----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .18(a)           .16(a)         .14(a)          .20(a)         .21
  Net realized and unrealized
    gain (loss)                      1.76(a)           .40(a)        (.44)(a)        (.33)(a)       1.00
                                 -----------------------------------------------------------------------
Total from investment
  operations                         1.94(a)           .56(a)        (.30)(a)        (.13)(a)       1.21
                                 -----------------------------------------------------------------------
Less distributions from:
  Net investment income              (.17)            (.13)          (.09)           (.82)          (.01)
  Realized capital gains             (.05)               -              -           (1.13)             -
                                 -----------------------------------------------------------------------
Total distributions                  (.22)            (.13)          (.09)          (1.95)          (.01)
                                 -----------------------------------------------------------------------
Net asset value at end
  of period                      $  10.84         $   9.12       $   8.69         $  9.08       $  11.16
                                 =======================================================================
Total return (%)*                   21.24             6.46          (3.27)          (1.39)         12.17
Net assets at end of
  period (000)                   $824,189         $295,644       $189,078         $57,938       $342,962
Ratios to average
  net assets:**
  Expenses (%)(b)                     .72(f)           .78            .80             .87(c)         .82
  Expenses, excluding
    reimbursements (%)(b)             .76              .81            .88             .87            .82
 Net investment income (%)           1.79             1.85           1.61            1.76           1.72
Portfolio turnover (%)                 48(g)             9             16(e)          147(d)          92

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were $655,320,000.
*** Effective July 12, 2013, the existing share class was designated "Global
    Managed Volatility Fund Institutional Shares (Institutional Shares)".
(a) Calculated using average shares. For the year ended December 31, 2017, average shares were 63,503,000.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                        -                -              -               -           (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Effective November 24, 2014, the Manager voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.80% of the Institutional
    Shares' average net assets.
(d) Reflects increased trading activity due to large shareholder redemptions.
(e) Reflects a return to normal trading levels after a prior year transition.
(f) Prior to May 1, 2017, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.70% of the Institutional Shares'
    average net assets.
(g) Reflects increased trading activity due to large shareholder inflows.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

EXPENSE EXAMPLE

December 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2017, through December 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

56  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING              ENDING               DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE            JULY 1, 2017 -
                                          JULY 1, 2017       DECEMBER 31, 2017        DECEMBER 31, 2017
                                         --------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00              $1,098.80                  $4.76

Hypothetical
  (5% return before expenses)              1,000.00               1,020.67                   4.58

INSTITUTIONAL SHARES
Actual                                     1,000.00               1,099.10                   3.70

Hypothetical
  (5% return before expenses)              1,000.00               1,021.68                   3.57

*Expenses are equal to the annualized expense ratio of 0.90% for Fund Shares and 0.70% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 9.88% for Fund Shares and 9.91% for Institutional Shares for the six-month period of July 1, 2017, through December 31, 2017.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

58  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

60  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

62  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company
       Act of 1940.
   (2) Member of Executive Committee.
   (3) Member of Audit and Compliance Committee.
   (4) Member of Product Management and Distribution Committee.
   (5) Member of Corporate Governance Committee.
   (6) Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Executive Director/Attorney, FASG General Counsel, USAA (2013-present); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

================================================================================

64  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company
      Act of 1940.

================================================================================

66  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   88394-0218                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                         [GRAPHIC OF USAA NASDAQ-100 INDEX FUND]

 ==============================================================

        ANNUAL REPORT
        USAA NASDAQ-100 INDEX FUND
        FUND SHARES o R6 SHARES
        DECEMBER 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"ONE WAY TO ENSURE THAT YOU ARE DOING THE
MOST WITH WHAT YOU HAVE IS TO INVEST A SET          [PHOTO OF BROOKS ENGLEHARDT]
AMOUNT EACH MONTH, A TACTIC KNOWN AS
DOLLAR-COST AVERAGING."

--------------------------------------------------------------------------------

FEBRUARY 2018

The reporting period ended December 31, 2017, was remarkable, as stock prices went up and bonds did well. From the results, you'd never know how many worries investors had to overcome during the reporting period. Among geopolitical disruptions, natural disasters, political gridlock over U.S. fiscal policy, and the speed and scope of the Federal Reserve (Fed) interest rate increases--there was plenty to be concerned about, but investors generally maintained composure and with it, their appetite for risk.

In 2017, stocks experienced one of their best years in recent memory, strengthened by synchronized global economic growth and supportive inflation. Emerging markets stocks were the standout performers, followed by developed markets stocks and U.S. stocks--all of which generated double-digit gains. Better-than-expected corporate earnings also supported the rally in global stocks. Looking ahead, we believe stock prices could continue to rise, though 2018's returns may not be as stellar as those in 2017. In the United States, the new federal tax law, which became effective in January 2018, lowers the corporate tax rate from 35% to 21% and could increase companies' cash flows as well as their bottom lines. That said, some of the potential appreciation may already have occurred during December 2017. Meanwhile, emerging markets and developed markets stocks are generally inexpensive when compared to U.S. stocks, and therefore may offer an appealing long-term investment opportunity.

As for the bond markets, they were dominated during the reporting period by investor expectations about the Fed's monetary policy. In 2017, Fed policymakers followed through on their plan to increase short-term interest rates three times, raising the federal funds target rate in March, June, and December of 2017 to a range of between 1.25% and 1.50% by the end of the year. The Fed also said three interest rate increases are anticipated for 2018, as long as the U.S. economy continued to perform as it expected. In this gradually rising interest rate environment, we believe short-term bonds may

================================================================================

================================================================================

be attractive, as they offer an opportunity to earn incremental income with less exposure to declining bond prices. (Bond prices and interest rates move in opposite directions.) Long-term interest rates fell during the reporting period as strong investor demand pushed up stock prices; remember, the market, not the Fed, sets long-term interest rates. As a result, the 30-year U.S. Treasury was one of the best-performing fixed income assets of 2017. At the same time, credit spreads narrowed. Credit spreads are the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. With global interest rates near historic lows, investors were willing to take on more risk for the incrementally larger yields available in the corporate bond market. At USAA Investments, we think ongoing economic growth and solid corporate earnings could continue supporting investment-grade and high-yield corporate bonds during 2018.

No one can predict the movements of the financial markets. Investors were able to shrug off their worries during 2017, but many of the same concerns remain in 2018. At the December 2017 policy meeting, Fed officials discussed whether tax cuts might require them to raise short-term interest rates faster than anticipated, raising the concern of an "interest-rate shock." An interest-rate shock occurs when interest rates suddenly change. Should the Fed be too aggressive with interest-rate policy, it might dampen U.S. economic growth.

Due to an unknown future, we believe it is important for investors to maintain diversified portfolios that are based on their individual goals, time horizon, and risk tolerance. The first months of a new year can be an appropriate time to look at your overall financial situation. One way to ensure that you are doing the most with what you have is to invest a set amount each month, a tactic known as dollar-cost averaging. At USAA Investments, we are committed to helping you meet your financial objectives.

From all of us here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           4

FINANCIAL INFORMATION

    Distributions to Shareholders                                             9

    Report of Independent Registered
      Public Accounting Firm                                                 10

    Portfolio of Investments                                                 11

    Notes to Portfolio of Investments                                        18

    Financial Statements                                                     19

    Notes to Financial Statements                                            23

EXPENSE EXAMPLE                                                              40

TRUSTEES' AND OFFICERS' INFORMATION                                          42

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA NASDAQ-100 INDEX FUND (THE FUND) SEEKS TO MATCH, BEFORE FEES AND EXPENSES, THE PERFORMANCE OF THE STOCKS COMPOSING THE NASDAQ-100 INDEX. THE NASDAQ-100 INDEX REPRESENTS 100 OF THE LARGEST NONFINANCIAL STOCKS TRADED ON THE NASDAQ STOCK MARKET(R).

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is, under normal market conditions, to invest at least 80% of the Fund's assets in the common stocks of companies composing the Nasdaq-100 Index. This strategy may be changed upon 60 days' written notice to shareholders.

In seeking to track the performance of the Nasdaq-100 Index, the Fund's subadviser, Northern Trust Investments, Inc. (NTI), will normally invest in all the common stocks of companies in the Nasdaq-100 Index in roughly the same proportions as their weightings in the index. While NTI attempts to replicate the index, there may be times when the Fund and the index do not match exactly. At times, NTI may purchase a stock not included in the Nasdaq-100 Index when it believes doing so would be a cost-efficient way of approximating the index's performance, for example, in anticipation of a stock being added to the index. To the extent that the Nasdaq-100 Index concentrates in the securities of a particular industry or group of industries, the Fund may similarly concentrate its investments.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

BRENT REEDER
Northern Trust Investments, Inc.

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Following an unexpected win by the U.S. Republican Presidential candidate, the equity markets began to rally late in 2016. Much of that momentum continued into the beginning of 2017. The reporting period ended December 31, 2017, started off strong and never looked back.

    The early momentum of the equity markets carried through the spring and into the summer of 2017. The equity markets took in stride the Federal Reserve's (the Fed) two interest rate increases, the first in March and the second in June 2017. The Fed finished off the reporting period with a third interest rate increase in December 2017, which again the equity markets seemed to view more optimistically. The Federal Open Market Committee projections imply three additional interest rate increases in 2018.

    U.S. equities finished the year strong, posting positive performance in each of the twelve calendar months for 2017. This consistent positive performance pushed equity markets to multiple all-time highs, while suppressing volatility to new all-time lows. The fourth quarter 2017 saw two unprecedented events: the beginning stages of the Fed's plan to shrink its balance sheet, and a major federal tax plan overhaul. These two events seemed to fuel equity markets, with the latter acting as a year-end catalyst into the usually quiet holidays.

    The yield curve flattened throughout 2017 as the short end steadily increased, and the long end remained relatively unchanged for most of 2017, ending just over 2.4%. Inflation continued to remain low throughout 2017, but there is anticipation of potential higher growth and inflation in 2018. Oil saw steady gains throughout 2017, almost reaching $60 a barrel

================================================================================

2  | USAA NASDAQ-100 INDEX FUND

================================================================================

    by year-end. This price point had not been seen since 2014. The most surprising activity was likely the prolonged weakening of the U.S. dollar throughout 2017, despite the Fed increasing rates, which created favorable conditions for international and emerging markets.

o HOW DID THE USAA NASDAQ-100 INDEX FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and R6 Shares. The Fund closely tracked its benchmark, the broad-based Nasdaq-100 Index (the Index), during the reporting period ended December 31, 2017. The Fund Shares posted a return of 32.29% versus the Index, which returned 32.99%. The R6 Shares commenced operations on March 1, 2017, and from that time through December 31, 2017, had a total return of 19.27%. The Index represents 100 of the largest nonfinancial companies listed on The Nasdaq Stock Market(R) and is not available for direct investment.

o   PLEASE DESCRIBE SECTOR PERFORMANCE DURING THE REPORTING PERIOD.

    In 2017, the Index returned 32.99%. U.S. large-cap equities outperformed mid-cap equities, represented by the S&P 400 Index, which returned 16.24% in 2017.

    The top performing sectors over the reporting period were Information Technology and Consumer Discretionary, returning 41.63% and 30.91% respectively. Consumer Staples and Real Estate were the worst performing sectors for 2017, with returns of 1.93% and 12.00% respectively.

    Thank you for the opportunity to help you with your investment needs.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o Investing in securities products involves risk, including possible loss of principal. o The Fund may be subject to stock market risk and is non-diversified, which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, may be worth more or less than the original cost.

    Refer to page 5 for the benchmark definition.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA NASDAQ-100 INDEX FUND (FUND SHARES)
(Ticker Symbol: USNQX)

--------------------------------------------------------------------------------
                                           12/31/17                 12/31/16
--------------------------------------------------------------------------------
Net Assets                               $1.6 Billion             $1.1 Billion
Net Asset Value Per Share                   $17.89                   $13.79

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                         10 YEARS
    32.29%                          19.97%                           12.28%

--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 12/31/16*
--------------------------------------------------------------------------------
                                    0.54%

             (includes acquired fund fees and expenses of 0.01%)

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA NASDAQ-100 INDEX FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                   NASDAQ-100                    USAA NASDAQ-100
                                     INDEX                         INDEX FUND
12/31/2007                        $10,000.00                       $10,000.00
 1/31/2008                          8,832.88                         8,837.00
 2/29/2008                          8,379.79                         8,372.00
 3/31/2008                          8,557.75                         8,543.00
 4/30/2008                          9,210.54                         9,194.00
 5/31/2008                          9,770.94                         9,752.00
 6/30/2008                          8,831.89                         8,806.00
 7/31/2008                          8,891.12                         8,853.00
 8/31/2008                          9,011.54                         8,977.00
 9/30/2008                          7,674.68                         7,628.00
10/31/2008                          6,425.27                         6,388.00
11/30/2008                          5,715.28                         5,674.00
12/31/2008                          5,842.65                         5,798.00
 1/31/2009                          5,692.22                         5,643.00
 2/28/2009                          5,395.81                         5,349.00
 3/31/2009                          5,977.59                         5,922.00
 4/30/2009                          6,739.57                         6,682.00
 5/31/2009                          6,947.87                         6,884.00
 6/30/2009                          7,151.19                         7,070.00
 7/31/2009                          7,763.49                         7,674.00
 8/31/2009                          7,877.86                         7,783.00
 9/30/2009                          8,334.47                         8,233.00
10/31/2009                          8,084.93                         7,969.00
11/30/2009                          8,580.57                         8,465.00
12/31/2009                          9,033.52                         8,899.00
 1/31/2010                          8,456.02                         8,326.00
 2/28/2010                          8,843.77                         8,698.00
 3/31/2010                          9,524.89                         9,364.00
 4/30/2010                          9,734.40                         9,566.00
 5/31/2010                          9,023.42                         8,868.00
 6/30/2010                          8,475.88                         8,310.00
 7/31/2010                          9,086.40                         8,915.00
 8/31/2010                          8,625.80                         8,450.00
 9/30/2010                          9,753.28                         9,550.00
10/31/2010                         10,373.15                        10,155.00
11/30/2010                         10,357.04                        10,124.00
12/31/2010                         10,853.24                        10,602.00
 1/31/2011                         11,168.62                        10,913.00
 2/28/2011                         11,518.24                        11,239.00
 3/31/2011                         11,463.15                        11,177.00
 4/30/2011                         11,785.34                        11,487.00
 5/31/2011                         11,647.73                        11,347.00
 6/30/2011                         11,420.79                        11,114.00
 7/31/2011                         11,611.05                        11,301.00
 8/31/2011                         11,031.90                        10,726.00
 9/30/2011                         10,532.93                        10,230.00
10/31/2011                         11,626.31                        11,285.00
11/30/2011                         11,332.02                        10,990.00
12/31/2011                         11,250.39                        10,910.00
 1/31/2012                         12,193.53                        11,811.00
 2/29/2012                         12,982.81                        12,578.00
 3/31/2012                         13,640.43                        13,195.00
 4/30/2012                         13,490.70                        13,045.00
 5/31/2012                         12,527.93                        12,111.00
 6/30/2012                         12,987.27                        12,545.00
 7/31/2012                         13,125.73                        12,678.00
 8/31/2012                         13,800.50                        13,312.00
 9/30/2012                         13,942.90                        13,446.00
10/31/2012                         13,197.40                        12,712.00
11/30/2012                         13,385.73                        12,895.00
12/31/2012                         13,314.91                        12,815.00
 1/31/2013                         13,669.69                        13,152.00
 2/28/2013                         13,736.62                        13,202.00
 3/31/2013                         14,147.48                        13,589.00
 4/30/2013                         14,397.25                        13,926.00
 5/31/2013                         15,008.38                        14,415.00
 6/30/2013                         14,644.67                        14,061.00
 7/31/2013                         15,579.87                        14,937.00
 8/31/2013                         15,535.40                        14,886.00
 9/30/2013                         16,273.10                        15,593.00
10/31/2013                         17,088.72                        16,368.00
11/30/2013                         17,693.47                        16,924.00
12/31/2013                         18,230.34                        17,428.00
 1/31/2014                         17,882.23                        17,090.00
 2/28/2014                         18,806.11                        17,968.00
 3/31/2014                         18,306.29                        17,512.00
 4/30/2014                         18,244.95                        17,411.00
 5/31/2014                         19,075.41                        18,205.00
 6/30/2014                         19,664.33                        18,745.00
 7/31/2014                         19,894.28                        18,965.00
 8/31/2014                         20,908.52                        19,910.00
 9/30/2014                         20,751.51                        19,758.00
10/31/2014                         21,314.78                        20,282.00
11/30/2014                         22,282.30                        21,194.00
12/31/2014                         21,767.68                        20,696.00
 1/31/2015                         21,326.76                        20,256.00
 2/28/2015                         22,871.68                        21,712.00
 3/31/2015                         22,339.13                        21,204.00
 4/30/2015                         22,760.70                        21,593.00
 5/31/2015                         23,287.48                        22,084.00
 6/30/2015                         22,728.95                        21,542.00
 7/31/2015                         23,733.71                        22,490.00
 8/31/2015                         22,152.48                        20,967.00
 9/30/2015                         21,677.70                        20,510.00
10/31/2015                         24,114.89                        22,812.00
11/30/2015                         24,248.84                        22,930.00
12/31/2015                         23,890.20                        22,578.00
 1/31/2016                         22,267.41                        21,031.00
 2/29/2016                         21,911.73                        20,683.00
 3/31/2016                         23,398.51                        22,073.00
 4/30/2016                         22,667.99                        21,378.00
 5/31/2016                         23,677.40                        22,317.00
 6/30/2016                         23,131.97                        21,795.00
 7/31/2016                         24,781.49                        23,342.00
 8/31/2016                         25,048.68                        23,586.00
 9/30/2016                         25,608.66                        24,107.00
10/31/2016                         25,228.33                        23,725.00
11/30/2016                         25,337.29                        23,829.00
12/31/2016                         25,628.01                        24,086.00
 1/31/2017                         26,972.44                        25,343.00
 2/28/2017                         28,150.92                        26,444.00
 3/31/2017                         28,727.25                        26,968.00
 4/30/2017                         29,519.48                        27,701.00
 5/31/2017                         30,664.63                        28,767.00
 6/30/2017                         29,929.50                        28,051.00
 7/31/2017                         31,177.88                        29,221.00
 8/31/2017                         31,811.83                        29,797.00
 9/30/2017                         31,775.20                        29,745.00
10/31/2017                         33,221.63                        31,090.00
11/30/2017                         33,907.11                        31,718.00
12/31/2017                         34,083.09                        31,862.00

                                   [END CHART]

                         Data from 12/31/07 to 12/31/17.

The graph illustrates how a $10,000 hypothetical investment in the USAA Nasdaq-100 Index Fund closely tracks the Nasdaq-100 Index, an unmanaged modified capitalization-weighted index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market(R) based on market capitalization.

"Nasdaq-100(R)," "Nasdaq-100 Index(R)," and "Nasdaq(R)" are trademarks or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for our use. THE CORPORATIONS MAKE
NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. The Fund is not sponsored, sold, or promoted by The Nasdaq Stock Market, Inc., and The Nasdaq Stock Market, Inc. makes no representation regarding the advisability of investing in the Fund. Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

USAA NASDAQ-100 INDEX FUND R6 SHARES* (R6 SHARES)
(Ticker Symbol: URNQX)

--------------------------------------------------------------------------------
                                                                   12/31/17
--------------------------------------------------------------------------------
Net Assets                                                       $5.9 Million
Net Asset Value Per Share                                           $17.89

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/17
--------------------------------------------------------------------------------
                            SINCE INCEPTION 3/1/17**
                                     19.27%

--------------------------------------------------------------------------------
                                EXPENSE RATIOS***
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        0.43%        AFTER REIMBURSEMENT        0.40%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on March 1, 2017.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***The expense ratios are reported in the Fund's prospectus dated May 1, 2017, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through April 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.40% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after April 30, 2018. If the total annual operating expense ratio of the R6 Shares is lower than 0.40%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA NASDAQ-100 INDEX FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                  NASDAQ-100                     USAA NASDAQ-100
                                    INDEX                          INDEX FUND
 2/28/2017                        $10,000.00                       $10,000.00
 3/31/2017                         10,085.00                        10,204.73
 4/30/2017                         10,359.00                        10,486.15
 5/31/2017                         10,758.00                        10,892.94
 6/30/2017                         10,496.00                        10,631.80
 7/31/2017                         10,927.00                        11,075.26
 8/31/2017                         11,150.00                        11,300.46
 9/30/2017                         11,130.00                        11,287.44
10/31/2017                         11,633.00                        11,801.26
11/30/2017                         11,868.00                        12,044.76
12/31/2017                         11,927.00                        12,107.27

                                   [END CHART]

                        Data from 02/28/17 to 12/31/17*.

The graph illustrates how a $10,000 hypothetical investment in the USAA Nasdaq-100 Index Fund closely tracks the Nasdaq-100 Index, an unmanaged modified capitalization-weighted index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market(R) based on market capitalization.

*The performance of the Nasdaq-100 Index is calculated from the end of the month, February 28, 2017, while the inception date of the R6 Shares is March 1, 2017. There may be a slight variation of performance numbers because of this difference.

"Nasdaq-100(R)," "Nasdaq-100 Index(R)," and "Nasdaq(R)" are trademarks or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for our use. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. The Fund is not sponsored, sold, or promoted by The Nasdaq Stock Market, Inc., and The Nasdaq Stock Market, Inc. makes no representation regarding the advisability of investing in the Fund. Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror. Indexes are unmanaged and you cannot invest directly in an index.
The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                     o TOP 10 EQUITY SECURITIES - 12/31/17 o
                                (% of Net Assets)

Apple, Inc. .............................................................  11.7%
Microsoft Corp. .........................................................   8.9%
Amazon.com, Inc. ........................................................   7.6%
Facebook, Inc. "A" ......................................................   5.6%
Alphabet, Inc. "C" ......................................................   4.9%
Alphabet, Inc. "A" ......................................................   4.2%
Intel Corp. .............................................................   2.9%
Cisco Systems, Inc. .....................................................   2.5%
Comcast Corp. "A" .......................................................   2.5%
Amgen, Inc. .............................................................   1.7%

You will find a complete list of securities that the Fund owns on pages 11-17.

                        o SECTOR ALLOCATION* - 12/31/17 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                     60.0%
CONSUMER DISCRETIONARY                                                     20.4%
HEALTH CARE                                                                10.1%
CONSUMER STAPLES                                                            4.7%
INDUSTRIALS                                                                 2.1%
TELECOMMUNICATION SERVICES                                                  0.9%

                                   [END CHART]

*Does not include Money Market Instruments, short-term investments purchased with cash collateral from securities loaned and Futures.

Percentages are of net assets of the Fund and may not equal 100%.

================================================================================

8  | USAA NASDAQ-100 INDEX FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2017:

     DIVIDEND RECEIVED            QUALIFIED DIVIDEND            LONG-TERM          QUALIFIED
    DEDUCTION (CORPORATE        INCOME (NON-CORPORATE         CAPITAL GAIN          INTEREST
      SHAREHOLDERS)(1)              SHAREHOLDERS)(1)         DISTRIBUTIONS(2)        INCOME
    ----------------------------------------------------------------------------------------
            100%                         100%                  $22,330,000          $189,000
    ----------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA NASDAQ-100 INDEX FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA NASDAQ-100 Index Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of USAA NASDAQ-100 Index Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
February 22, 2018

================================================================================

10  | USAA NASDAQ-100 INDEX FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2017

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (98.2%)

             COMMON STOCKS (98.2%)

             CONSUMER DISCRETIONARY (20.4%)
             ------------------------------
             APPAREL RETAIL (0.4%)
    84,291   Ross Stores, Inc.                                                                     $    6,764
                                                                                                   ----------
             AUTOMOBILE MANUFACTURERS (0.7%)
    36,740   Tesla, Inc.*(a)                                                                           11,439
                                                                                                   ----------

             AUTOMOTIVE RETAIL (0.3%)
    18,587   O'Reilly Automotive, Inc.*                                                                 4,471
                                                                                                   ----------
             CABLE & SATELLITE (4.5%)
    54,347   Charter Communications, Inc. "A"*                                                         18,258
 1,019,634   Comcast Corp. "A"                                                                         40,836
    49,819   DISH Network Corp. "A"*                                                                    2,379
    48,327   Liberty Global plc "A"*                                                                    1,732
   128,603   Liberty Global plc "C"*                                                                    4,352
 1,004,621   Sirius XM Holdings, Inc.(a)                                                                5,385
                                                                                                   ----------
                                                                                                       72,942
                                                                                                   ----------
             CASINOS & GAMING (0.2%)
    22,468   Wynn Resorts Ltd.                                                                          3,788
                                                                                                   ----------
             GENERAL MERCHANDISE STORES (0.3%)
    51,830   Dollar Tree, Inc.*                                                                         5,562
                                                                                                   ----------
             HOTELS, RESORTS & CRUISE LINES (0.7%)
    79,698   Marriott International, Inc. "A"                                                          10,817
                                                                                                   ----------
             INTERNET & DIRECT MARKETING RETAIL (11.0%)
   105,339   Amazon.com, Inc.*(b)                                                                     123,191
   100,143   Ctrip.com International Ltd. ADR*                                                          4,416
    30,536   Expedia, Inc.                                                                              3,657
   201,544   JD.com, Inc. ADR*                                                                          8,348
    87,676   Liberty Interactive Corp. "A"*                                                             2,141
    17,805   Liberty Ventures*                                                                            966
    94,596   Netflix, Inc.*                                                                            18,159
    10,661   Priceline Group, Inc.*                                                                    18,526
                                                                                                   ----------
                                                                                                      179,404
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             LEISURE PRODUCTS (0.1%)
    27,227   Hasbro, Inc.                                                                          $    2,475
                                                                                                   ----------
             MOVIES & ENTERTAINMENT (0.9%)
   230,406   Twenty-First Century Fox, Inc. "A"                                                         7,956
   174,614   Twenty-First Century Fox, Inc. "B"                                                         5,958
                                                                                                   ----------
                                                                                                       13,914
                                                                                                   ----------
             RESTAURANTS (1.1%)
   311,028   Starbucks Corp.                                                                           17,862
                                                                                                   ----------
             SPECIALTY STORES (0.2%)
    13,333   Ulta Beauty, Inc.*                                                                         2,982
                                                                                                   ----------
             Total Consumer Discretionary                                                             332,420
                                                                                                   ----------
             CONSUMER STAPLES (4.7%)
             -----------------------
             DRUG RETAIL (1.0%)
   216,495   Walgreens Boots Alliance, Inc.                                                            15,722
                                                                                                   ----------
             HYPERMARKETS & SUPER CENTERS (1.1%)
    95,528   Costco Wholesale Corp.                                                                    17,779
                                                                                                   ----------
             PACKAGED FOODS & MEAT (2.1%)
   266,347   Kraft Heinz Co.                                                                           20,711
   326,681   Mondelez International, Inc. "A"                                                          13,982
                                                                                                   ----------
                                                                                                       34,693
                                                                                                   ----------
             SOFT DRINKS (0.5%)
   123,285   Monster Beverage Corp.*                                                                    7,803
                                                                                                   ----------
             Total Consumer Staples                                                                    75,997
                                                                                                   ----------
             HEALTH CARE (10.1%)
             -------------------
             BIOTECHNOLOGY (7.0%)
    48,839   Alexion Pharmaceuticals, Inc.*                                                             5,841
   158,685   Amgen, Inc.                                                                               27,595
    46,225   Biogen, Inc.*                                                                             14,726
    38,390   BioMarin Pharmaceutical, Inc.*                                                             3,423
   172,110   Celgene Corp.*                                                                            17,961
   285,579   Gilead Sciences, Inc.                                                                     20,459
    46,133   Incyte Corp.*                                                                              4,369
    23,069   Regeneron Pharmaceuticals, Inc.*                                                           8,673
    16,198   Shire plc ADR                                                                              2,513
    55,285   Vertex Pharmaceuticals, Inc.*                                                              8,285
                                                                                                   ----------
                                                                                                      113,845
                                                                                                   ----------
             HEALTH CARE DISTRIBUTORS (0.2%)
    34,309   Henry Schein, Inc.*                                                                        2,397
                                                                                                   ----------

================================================================================

12  | USAA NASDAQ-100 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT (0.9%)
    60,256   Hologic, Inc.*                                                                        $    2,576
    19,079   IDEXX Laboratories, Inc.*                                                                  2,984
    24,492   Intuitive Surgical, Inc.*                                                                  8,938
                                                                                                   ----------
                                                                                                       14,498
                                                                                                   ----------
             HEALTH CARE SERVICES (0.6%)
   123,808   Express Scripts Holding Co.*                                                               9,241
                                                                                                   ----------
             HEALTH CARE SUPPLIES (0.4%)
    17,524   Align Technology, Inc.*                                                                    3,893
    50,246   Dentsply Sirona, Inc.                                                                      3,308
                                                                                                   ----------
                                                                                                        7,201
                                                                                                   ----------
             HEALTH CARE TECHNOLOGY (0.3%)
    72,664   Cerner Corp.*                                                                              4,897
                                                                                                   ----------
             LIFE SCIENCES TOOLS & SERVICES (0.4%)
    31,918   Illumina, Inc.*                                                                            6,974
                                                                                                   ----------
             PHARMACEUTICALS (0.3%)
   117,248   Mylan N.V.*                                                                                4,961
                                                                                                   ----------
             Total Health Care                                                                        164,014
                                                                                                   ----------
             INDUSTRIALS (2.1%)
             ------------------
             AIRLINES (0.3%)
   104,600   American Airlines Group, Inc.                                                              5,442
                                                                                                   ----------
             CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
    76,896   PACCAR, Inc.                                                                               5,466
                                                                                                   ----------
             DIVERSIFIED SUPPORT SERVICES (0.2%)
    23,237   Cintas Corp.                                                                               3,621
                                                                                                   ----------
             RAILROADS (0.7%)
   195,370   CSX Corp.                                                                                 10,747
                                                                                                   ----------
             RESEARCH & CONSULTING SERVICES (0.2%)
    36,011   Verisk Analytics, Inc.*                                                                    3,457
                                                                                                   ----------
             TRADING COMPANIES & DISTRIBUTORS (0.2%)
    62,772   Fastenal Co.                                                                               3,433
                                                                                                   ----------
             TRUCKING (0.2%)
    23,992   JB Hunt Transport Services, Inc.                                                           2,759
                                                                                                   ----------
             Total Industrials                                                                         34,925
                                                                                                   ----------
             INFORMATION TECHNOLOGY (60.0%)
             ------------------------------
             APPLICATION SOFTWARE (2.7%)
   107,759   Adobe Systems, Inc.*                                                                      18,884
    47,922   Autodesk, Inc.*                                                                            5,024

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
    61,721   Cadence Design Systems, Inc.*                                                         $    2,581
    32,937   Citrix Systems, Inc.*                                                                      2,898
    55,885   Intuit, Inc.                                                                               8,818
    32,842   Synopsys, Inc.*                                                                            2,799
    29,948   Workday, Inc. "A"*                                                                         3,047
                                                                                                   ----------
                                                                                                       44,051
                                                                                                   ----------
             COMMUNICATIONS EQUIPMENT (2.5%)
 1,080,688   Cisco Systems, Inc.                                                                       41,390
                                                                                                   ----------
             DATA PROCESSING & OUTSOURCED SERVICES (2.6%)
    96,948   Automatic Data Processing, Inc.                                                           11,361
    45,554   Fiserv, Inc.*                                                                              5,973
    78,475   Paychex, Inc.                                                                              5,343
   262,741   PayPal Holdings, Inc.*                                                                    19,343
                                                                                                   ----------
                                                                                                       42,020
                                                                                                   ----------
             HOME ENTERTAINMENT SOFTWARE (1.3%)
   165,285   Activision Blizzard, Inc.                                                                 10,466
    67,313   Electronic Arts, Inc.*                                                                     7,072
    24,932   Take-Two Interactive Software, Inc.*                                                       2,737
                                                                                                   ----------
                                                                                                       20,275
                                                                                                   ----------
             INTERNET SOFTWARE & SERVICES (16.7%)
    65,205   Alphabet, Inc. "A"*(b)                                                                    68,687
    76,397   Alphabet, Inc. "C"*                                                                       79,942
    61,370   Baidu, Inc. ADR*                                                                          14,373
   228,342   eBay, Inc.*                                                                                8,618
   521,324   Facebook, Inc. "A"*                                                                       91,993
     9,653   MercadoLibre, Inc.                                                                         3,037
    16,585   NetEase, Inc. ADR                                                                          5,723
                                                                                                   ----------
                                                                                                      272,373
                                                                                                   ----------
             IT CONSULTING & OTHER SERVICES (0.6%)
   128,897   Cognizant Technology Solutions Corp. "A"                                                   9,154
                                                                                                   ----------
             SEMICONDUCTOR EQUIPMENT (1.5%)
   233,156   Applied Materials, Inc.                                                                   11,919
    15,715   ASML Holdings N.V.                                                                         2,732
    34,253   KLA-Tencor Corp.                                                                           3,599
    35,402   Lam Research Corp.                                                                         6,516
                                                                                                   ----------
                                                                                                       24,766
                                                                                                   ----------
             SEMICONDUCTORS (10.5%)
    80,584   Analog Devices, Inc.                                                                       7,174
    89,186   Broadcom Ltd.                                                                             22,912
 1,023,063   Intel Corp.                                                                               47,225
    61,531   Maxim Integrated Products, Inc.                                                            3,217

================================================================================

14  | USAA NASDAQ-100 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
    51,132   Microchip Technology, Inc.                                                            $    4,493
   252,106   Micron Technology, Inc.*                                                                  10,367
   132,474   NVIDIA Corp.                                                                              25,634
   322,257   QUALCOMM, Inc.(b)                                                                         20,631
    40,046   Skyworks Solutions, Inc.                                                                   3,802
   215,446   Texas Instruments, Inc.                                                                   22,501
    54,858   Xilinx, Inc.                                                                               3,699
                                                                                                   ----------
                                                                                                      171,655
                                                                                                   ----------
             SYSTEMS SOFTWARE (9.5%)
    91,488   CA, Inc.                                                                                   3,045
    35,735   Check Point Software Technologies Ltd.*                                                    3,703
 1,686,433   Microsoft Corp.(b)                                                                       144,257
   135,527   Symantec Corp.                                                                             3,803
                                                                                                   ----------
                                                                                                      154,808
                                                                                                   ----------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (12.1%)
 1,122,378   Apple, Inc.(b)                                                                           189,940
    63,244   Seagate Technology plc(a)                                                                  2,646
    64,659   Western Digital Corp.                                                                      5,143
                                                                                                   ----------
                                                                                                      197,729
                                                                                                   ----------
             Total Information Technology                                                             978,221
                                                                                                   ----------
             TELECOMMUNICATION SERVICES (0.9%)
             ---------------------------------
             WIRELESS TELECOMMUNICATION SERVICES (0.9%)
   181,860   T-Mobile US, Inc.*                                                                        11,550
   101,742   Vodafone Group plc ADR                                                                     3,246
                                                                                                   ----------
                                                                                                       14,796
                                                                                                   ----------
             Total Telecommunication Services                                                          14,796
                                                                                                   ----------
             Total Common Stocks (cost: $871,841)                                                   1,600,373
                                                                                                   ----------
             Total Equity Securities (cost: $871,841)                                               1,600,373
                                                                                                   ----------

             MONEY MARKET INSTRUMENTS (1.7%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.5%)
24,795,379   State Street Institutional Treasury Money Market Fund Premier Class, 1.15%(c)             24,795
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                                                  VALUE
(000)        SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             U.S. TREASURY BILLS (0.2%)(f)
$    2,895   1.09%; 02/01/2018(d)                                                                  $    2,892
                                                                                                   ----------
             Total Money Market Instruments (cost: $27,687)                                            27,687
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (1.2%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.2%)
   776,255   Federated Government Obligations Fund Institutional Class, 1.15%(c)                          777
   923,902   Fidelity Government Portfolio Class I, 1.14%(c)                                              924
 3,049,136   Goldman Sachs Financial Square Government Fund
               Institutional Class, 1.19%(c)                                                            3,049
14,427,085   Invesco Government & Agency Portfolio Institutional Class, 1.18%(c)                       14,427
   111,191   Morgan Stanley Institutional Liquidity Funds Government Portfolio
               Institutional Class, 1.20%(c)                                                              111
   216,959   Western Asset Institutional Government Reserves
               Institutional Class, 1.15%(c)                                                              217
                                                                                                   ----------
             Total Short-Term Investments Purchased with Cash Collateral from
               Securities Loaned (cost: $19,505)                                                       19,505
                                                                                                   ----------

             TOTAL INVESTMENTS (COST: $919,033)                                                    $1,647,565
                                                                                                   ==========

-------------------------------------------------------------------------------------------------------------
                                                                                                   UNREALIZED
                                                                 NOTIONAL         CONTRACT      APPRECIATION/
NUMBER OF                                    EXPIRATION           AMOUNT           VALUE       (DEPRECIATION)
CONTRACTS                                       DATE              (000)            (000)                (000)
-------------------------------------------------------------------------------------------------------------
             FUTURES(e)

             LONG FUTURES

             EQUITY CONTRACTS
       223   Nasdaq 100 E-Mini               03/16/2018         28,328 USD        $28,583          $      255
                                                                                  -------          ----------
             Total Long Futures                                                   $28,583          $      255
                                                                                  -------          ----------

             TOTAL FUTURES                                                        $28,583          $      255
                                                                                  =======          ==========

================================================================================

16  | USAA NASDAQ-100 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1             LEVEL 2           LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $1,600,373             $    -                 $-        $1,600,373
Money Market Instruments:
  Government & U.S. Treasury Money
    Market Funds                               24,795                  -                  -            24,795
  U.S. Treasury Bills                               -              2,892                  -             2,892
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                         19,505                  -                  -            19,505
Futures(1)                                        255                  -                  -               255
-------------------------------------------------------------------------------------------------------------
Total                                      $1,644,928             $2,892                 $-        $1,647,820
-------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

For the period of January 1, 2017, through December 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, was out on loan as of December 31, 2017.

    (b) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2017.

    (c) Rate represents the money market fund annualized seven-day yield at December 31, 2017.

    (d) Securities with a value of $2,892,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (e) The contract value of futures purchased and/or sold as a percentage of net assets is 1.8%.

    (f) Rate represents an annualized yield at time of purchase, not coupon rate.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

18  | USAA NASDAQ-100 INDEX FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
       securities on loan of $18,916) (cost of $919,033)                                           $1,647,565
   Receivables:
       Capital shares sold                                                                              2,012
       USAA Asset Management Company (Note 7D)                                                              9
       Dividends and interest                                                                             419
       Securities sold                                                                                    738
       Other                                                                                                9
                                                                                                   ----------
           Total assets                                                                             1,650,752
                                                                                                   ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                                19,505
       Capital shares redeemed                                                                          1,103
       Bank overdraft                                                                                      33
   Variation margin on futures contracts                                                                  162
   Accrued management fees                                                                                275
   Accrued transfer agent's fees                                                                           72
   Other accrued expenses and payables                                                                    163
                                                                                                   ----------
           Total liabilities                                                                           21,313
                                                                                                   ----------
               Net assets applicable to capital shares outstanding                                 $1,629,439
                                                                                                   ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                 $  902,772
   Accumulated undistributed net investment income                                                      7,629
   Accumulated net realized loss on investments and futures transactions                               (9,749)
   Net unrealized appreciation of investments and futures contracts                                   728,787
                                                                                                   ----------
               Net assets applicable to capital shares outstanding                                 $1,629,439
                                                                                                   ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,623,579/90,743 capital shares
         outstanding, no par value)                                                                $    17.89
                                                                                                   ==========
       R6 Shares (net assets of $5,860/328 capital shares
         outstanding, no par value)                                                                $    17.89
                                                                                                   ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                          $14,915
   Interest                                                                                               345
   Securities lending (net)                                                                               111
                                                                                                      -------
        Total income                                                                                   15,371
                                                                                                      -------
EXPENSES
   Management fees                                                                                      2,765
   Administration and servicing fees:
      Fund Shares                                                                                       2,067
      R6 Shares*                                                                                            2
   Transfer agent's fees:
      Fund Shares                                                                                       1,410
   Custody and accounting fees:
      Fund Shares                                                                                         159
      R6 Shares*                                                                                            1
   Postage:
      Fund Shares                                                                                         114
   Shareholder reporting fees:
      Fund Shares                                                                                          36
   Trustees' fees                                                                                          34
   Registration fees:
      Fund Shares                                                                                          87
      R6 Shares*                                                                                           32
   Professional fees                                                                                      131
   Other                                                                                                  226
                                                                                                      -------
      Total expenses                                                                                    7,064
   Expenses reimbursed:
      R6 Shares*                                                                                          (28)
                                                                                                      -------
         Net expenses                                                                                   7,036
                                                                                                      -------
NET INVESTMENT INCOME                                                                                   8,335
                                                                                                      -------

================================================================================

20  | USAA NASDAQ-100 INDEX FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS

   Net realized gain on:
      Investments                                                                                    $ 12,333
      Futures transactions                                                                              9,379
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                     339,109
      Futures contracts                                                                                   334
                                                                                                     --------
         Net realized and unrealized gain                                                             361,155
                                                                                                     --------
   Increase in net assets resulting from operations                                                  $369,490
                                                                                                     ========

*R6 Shares commenced operations on March 1, 2017.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

-------------------------------------------------------------------------------------------------------------
                                                                                2017                     2016
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $    8,335               $    7,497
   Net realized gain (loss) on investments                                    12,333                      (41)
   Net realized gain on futures transactions                                   9,379                    2,045
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                           339,109                   58,262
       Futures contracts                                                         334                      137
                                                                          -----------------------------------
       Increase in net assets resulting from operations                      369,490                   67,900
                                                                          -----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                            (7,464)                  (5,335)
       R6 Shares*                                                                (33)                       -
                                                                          -----------------------------------
           Total distributions of net investment income                       (7,497)                  (5,335)
                                                                          -----------------------------------
   Net realized gains:
       Fund Shares                                                           (23,897)                       -
       R6 Shares*                                                                (88)                       -
                                                                          -----------------------------------
           Total distributions of net realized gains                         (23,985)                       -
                                                                          -----------------------------------
   Distributions to shareholders                                             (31,482)                  (5,335)
                                                                          -----------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                               208,096                   80,749
   R6 Shares*                                                                  5,016                        -
                                                                          -----------------------------------
       Total net increase in net assets from capital
         share transactions                                                  213,112                   80,749
   Capital contribution from USAA Transfer Agency Company:
       Fund Shares                                                                 -                        1
                                                                          -----------------------------------
   Net increase in net assets                                                551,120                  143,315

NET ASSETS
   Beginning of year                                                       1,078,319                  935,004
                                                                          -----------------------------------
   End of year                                                            $1,629,439               $1,078,319
                                                                          ===================================
Accumulated undistributed net investment income:
   End of year                                                            $    7,629               $    7,497
                                                                          ===================================


*R6 Shares commenced operations on March 1, 2017.

See accompanying notes to financial statements.

================================================================================

22  | USAA NASDAQ-100 INDEX FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Nasdaq-100 Index Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as nondiversified under the 1940 Act. The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index. The Nasdaq-100 Index represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market. USAA Asset Management Company (the Manager), an affiliate of the Fund, has retained Northern Trust Investments, Inc. (NTI) to serve as subadviser for the Fund. NTI is responsible for investing the Fund's assets. Under normal market conditions, NTI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the common stocks of companies composing the Nasdaq-100 Index.

As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

The Fund consists of two classes of shares: Nasdaq-100 Index Fund Shares (Fund Shares) and effective March 1, 2017, Nasdaq-100 Index R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

24  | USAA NASDAQ-100 INDEX FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5.  Repurchase agreements are valued at cost.

    6. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments

================================================================================

26  | USAA NASDAQ-100 INDEX FUND

================================================================================

    is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2017, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to cash flow and tracking error risk in the normal course of pursuing its investment objectives. The Fund may use stock index futures contracts in an attempt to reduce any performance discrepancies between the Fund and the Nasdaq-100 Index.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2017*
    (IN THOUSANDS)

                                        ASSET DERIVATIVES                      LIABILITY DERIVATIVES
    ----------------------------------------------------------------------------------------------------
    DERIVATIVES NOT            STATEMENT OF                                STATEMENT OF
    ACCOUNTED FOR AS           ASSETS AND                                  ASSETS AND
    HEDGING                    LIABILITIES                                 LIABILITIES
    INSTRUMENTS                LOCATION               FAIR VALUE           LOCATION           FAIR VALUE
    ----------------------------------------------------------------------------------------------------
    Equity contracts           Net unrealized           $255**                                    $-
                               appreciation of
                               investments and
                               futures contracts
    ----------------------------------------------------------------------------------------------------

     * For open derivative instruments as of December 31, 2017, see the Portfolio of Investments.
    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

================================================================================

28  | USAA NASDAQ-100 INDEX FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017 (IN THOUSANDS)

                                                                            CHANGE IN
    DERIVATIVES NOT                                                         UNREALIZED
    ACCOUNTED FOR AS        STATEMENT OF                   REALIZED         APPRECIATION/
    HEDGING                 OPERATIONS                     GAIN (LOSS) ON   (DEPRECIATION)
    INSTRUMENTS             LOCATION                       DERIVATIVES      ON DERIVATIVES
    --------------------------------------------------------------------------------------
    Equity contracts        Net realized gain on             $9,379             $334
                            Futures transactions /
                            Change in net unrealized
                            appreciation/(depreciation)
                            of Futures contracts
    --------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2017, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

================================================================================

30  | USAA NASDAQ-100 INDEX FUND

================================================================================

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended December 31, 2017, the Fund paid CAPCO facility fees of $11,000, which represents 1.8% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended December 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for non-REIT return of capital dividend, the utilization of earnings and distributions adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income by $706,000, increase accumulated net realized loss on investments by $1,711,000, and increase in paid in capital by $2,417,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2017, and 2016, was as follows:

                                                      2017               2016
                                                  ------------------------------
Ordinary income*                                  $11,570,000         $5,335,000
Long-term realized capital gain                    19,912,000                  -
                                                  -----------         ----------
  Total distributions paid                        $31,482,000         $5,335,000
                                                  -----------         ----------

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

As of December 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                     $  7,628,000
Accumulated capital and other losses                                 (2,430,000)
Unrealized appreciation of investments                              721,468,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2017, the Fund deferred to January 1, 2018, post October capital losses of $2,430,000.

TAX BASIS OF INVESTMENTS - The aggregate cost of investments for federal income tax purposes at December 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:


                                     GROSS                      GROSS                  NET UNREALIZED
                                   UNREALIZED                 UNREALIZED                APPRECIATION/
        TAX COST                  APPRECIATION               DEPRECIATION              (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
      $926,097,000                $730,818,000                $(9,350,000)              $721,468,000
---------------------------------------------------------------------------------------------------------

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2017, were $253,231,000 and $64,955,000, respectively.

================================================================================

32  | USAA NASDAQ-100 INDEX FUND

================================================================================

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At December 31, 2017, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF
SECURITIES
ON LOAN                        NON-CASH COLLATERAL              CASH COLLATERAL
-------------------------------------------------------------------------------
$18,916,000                             $-                        $19,505,000
-------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS
At December 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                                               YEAR ENDED                             YEAR ENDED
                                                           DECEMBER 31, 2017                       DECEMBER 31, 2016
--------------------------------------------------------------------------------------------------------------------------
                                                       SHARES              AMOUNT              SHARES              AMOUNT
                                                      --------------------------------------------------------------------
FUND SHARES:
Shares sold                                            30,389            $ 492,063             23,911            $ 308,078
Shares issued from reinvested dividends                 1,726               31,023                377                5,261
Shares redeemed                                       (19,557)            (314,990)           (18,088)            (232,590)
                                                      --------------------------------------------------------------------
Net increase from capital
  share transactions                                   12,558            $ 208,096              6,200            $  80,749
                                                      ====================================================================
R6 SHARES (COMMENCED
  OPERATIONS ON MARCH 1, 2017):
Shares sold                                               328            $   5,017                  -            $       -
Shares issued from reinvested dividends                     -*                   -*                 -                    -
Shares redeemed                                             -*                  (1)                 -                    -
                                                      --------------------------------------------------------------------
Net increase from capital
  share transactions                                      328            $   5,016                  -            $       -
                                                      ====================================================================

*Represents less than 500 shares or $500.

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

================================================================================

34  | USAA NASDAQ-100 INDEX FUND

================================================================================

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average net assets. For the year ended December 31, 2017, the Fund incurred management fees, paid or payable to the Manager, of $2,765,000.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with NTI under which NTI directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $50,000 or a fee at an annual rate equal to 0.06% of the Fund's average net assets on amounts up to $100 million; 0.04% of net assets for amounts over $100 million and up to $250 million; and 0.03% of the Fund's net assets for amounts over $250 million. For the year ended December 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $460,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.05% of average net assets of the R6 Shares. For the year ended December 31, 2017 (and for the period from March 1, 2017, to December 31, 2017, for the R6 Shares), the Fund Shares and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,067,000 and $2,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2017, the Fund reimbursed the Manager $21,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through April 30, 2018, to limit the total annual operating expenses of the R6 Shares to 0.40% of its

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and would reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through April 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the period March 1, 2017 to December 31, 2017, the Fund incurred reimbursable expenses from the Manager for the R6 Shares of $28,000, of which $9,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out of pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2017 (and for the period from March 1, 2017, to December 31, 2017, for the R6 Shares), the Fund Shares and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $1,410,000 and less than $500, respectively.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At December 31, 2017, USAA and its affiliates owned 327,000 R6 Shares, which represents 99.7% of the R6 Shares outstanding and 0.3% of the Fund's total outstanding shares.

================================================================================

36  | USAA NASDAQ-100 INDEX FUND

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for new forms N-PORT and N-CEN is June 1, 2018 (with filing of Form N-PORT beginning April 30, 2019), with other staggered compliance dates extending through April 30, 2019. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------------
                                        2017            2016              2015             2014             2013
                                  ------------------------------------------------------------------------------
Net asset value at
  beginning of period             $    13.79      $    12.99          $  12.23         $  10.32         $   7.61
                                  ------------------------------------------------------------------------------
Income from
  investment operations:
  Net investment income                  .07             .09               .08(a)           .09              .06
  Net realized and
    unrealized gain                     4.38             .78              1.04(a)          1.85             2.68
                                  ------------------------------------------------------------------------------
Total from investment
  operations                            4.45             .87              1.12(a)          1.94             2.74
                                  ------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.08)           (.07)             (.08)            (.03)            (.03)
  Realized capital gains                (.27)              -              (.28)               -                -
                                  ------------------------------------------------------------------------------
Total distributions                     (.35)           (.07)             (.36)            (.03)            (.03)
                                  ------------------------------------------------------------------------------
Net asset value at
  end of period                   $    17.89      $    13.79          $  12.99         $  12.23         $  10.32
                                  ==============================================================================
Total return (%)*                      32.29            6.68              9.09            18.75            36.00
Net assets at
  end of period (000)             $1,623,579      $1,078,319          $935,004         $706,604         $460,689
Ratios to average
  net assets:**
  Expenses (%)(b)                        .51             .53               .57              .59              .64(c)
  Expenses, excluding
    reimbursements (%)(b)                .51             .53               .57              .59              .64
  Net investment income (%)              .60             .77               .62             1.04              .77
Portfolio turnover (%)                     5               4                10                6               11

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were
    $1,380,122,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                           -               -                 -                -             (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.78% of the Fund Shares' average net assets.

================================================================================

38  | USAA NASDAQ-100 INDEX FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - R6 SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                                                   PERIOD ENDED
                                                                                                   DECEMBER 31,
                                                                                                   ------------
                                                                                                       2017***
                                                                                                   ------------
Net asset value at beginning of period                                                               $15.31
                                                                                                     ------
Income from investment operations:
  Net investment income                                                                                 .08
  Net realized and unrealized gain                                                                     2.87
                                                                                                     ------
Total from investment operations                                                                       2.95
                                                                                                     ------
Less distributions from:
  Net investment income                                                                                (.10)
  Realized capital gains                                                                               (.27)
                                                                                                     ------
Total distributions                                                                                    (.37)
                                                                                                     ------
Net asset value at end of period                                                                     $17.89
                                                                                                     ======
Total return (%)*                                                                                     19.27
Net assets at end of period (000)                                                                    $5,860
Ratios to average net assets:**
  Expenses (%)(a)                                                                                       .40
  Expenses, excluding reimbursements (%)(a)                                                            1.01
  Net investment income (%)(a)                                                                          .66
Portfolio turnover (%)                                                                                    5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended December 31, 2017, average net assets were $5,465,000. *** R6 Shares commenced operations on March 1, 2017.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

EXPENSE EXAMPLE

December 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2017, through December 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

40  | USAA NASDAQ-100 INDEX FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                            BEGINNING              ENDING               DURING PERIOD*
                                          ACCOUNT VALUE         ACCOUNT VALUE            JULY 1, 2017 -
                                           JULY 1, 2017       DECEMBER 31, 2017        DECEMBER 31, 2017
                                          --------------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00             $1,135.90                  $2.69

Hypothetical
  (5% return before expenses)                1,000.00              1,022.68                   2.55

R6 SHARES
Actual                                       1,000.00              1,136.30                   2.15

Hypothetical
  (5% return before expenses)                1,000.00              1,023.19                   2.04

*Expenses are equal to the annualized expense ratio of 0.50% for Fund Shares and 0.40% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 365 days/365 days (to reflect the one-half-year period) or 305 days/365 days for the R6 Shares (to reflect the current period beginning with the R6 Shares' inception date). The Fund's actual ending account values are based on its actual total returns of 13.59% for Fund Shares and 13.63% for R6 Shares for the six-month period of July 1, 2017, through December 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

42  | USAA NASDAQ-100 INDEX FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  43

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

44  | USAA NASDAQ-100 INDEX FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

46  | USAA NASDAQ-100 INDEX FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Executive Director/Attorney, FASG General Counsel, USAA (2013-present); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

================================================================================

48  | USAA NASDAQ-100 INDEX FUND

================================================================================

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

     (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

50  | USAA NASDAQ-100 INDEX FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   37732-0218                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF  USAA REAL RETURN FUND]

 ==============================================================

       ANNUAL REPORT
       USAA REAL RETURN FUND
       FUND SHARES o INSTITUTIONAL SHARES
       DECEMBER 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"ONE WAY TO ENSURE THAT YOU ARE DOING THE
MOST WITH WHAT YOU HAVE IS TO INVEST A SET          [PHOTO OF BROOKS ENGLEHARDT]
AMOUNT EACH MONTH, A TACTIC KNOWN AS
DOLLAR-COST AVERAGING."

--------------------------------------------------------------------------------

FEBRUARY 2018

The reporting period ended December 31, 2017, was remarkable, as stock prices went up and bonds did well. From the results, you'd never know how many worries investors had to overcome during the reporting period. Among geopolitical disruptions, natural disasters, political gridlock over U.S. fiscal policy, and the speed and scope of the Federal Reserve (Fed) interest rate increases--there was plenty to be concerned about, but investors generally maintained composure and with it, their appetite for risk.

In 2017, stocks experienced one of their best years in recent memory, strengthened by synchronized global economic growth and supportive inflation. Emerging markets stocks were the standout performers, followed by developed markets stocks and U.S. stocks--all of which generated double-digit gains. Better-than-expected corporate earnings also supported the rally in global stocks. Looking ahead, we believe stock prices could continue to rise, though 2018's returns may not be as stellar as those in 2017. In the United States, the new federal tax law, which became effective in January 2018, lowers the corporate tax rate from 35% to 21% and could increase companies' cash flows as well as their bottom lines. That said, some of the potential appreciation may already have occurred during December 2017. Meanwhile, emerging markets and developed markets stocks are generally inexpensive when compared to U.S. stocks, and therefore may offer an appealing long-term investment opportunity.

As for the bond markets, they were dominated during the reporting period by investor expectations about the Fed's monetary policy. In 2017, Fed policymakers followed through on their plan to increase short-term interest rates three times, raising the federal funds target rate in March, June, and December of 2017 to a range of between 1.25% and 1.50% by the end of the year. The Fed also said three interest rate increases are anticipated for 2018, as long as the U.S. economy continued to perform as it expected. In this gradually rising interest rate environment, we believe short-term bonds may

================================================================================

================================================================================

be attractive, as they offer an opportunity to earn incremental income with less exposure to declining bond prices. (Bond prices and interest rates move in opposite directions.) Long-term interest rates fell during the reporting period as strong investor demand pushed up stock prices; remember, the market, not the Fed, sets long-term interest rates. As a result, the 30-year U.S. Treasury was one of the best-performing fixed income assets of 2017. At the same time, credit spreads narrowed. Credit spreads are the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. With global interest rates near historic lows, investors were willing to take on more risk for the incrementally larger yields available in the corporate bond market. At USAA Investments, we think ongoing economic growth and solid corporate earnings could continue supporting investment-grade and high-yield corporate bonds during 2018.

No one can predict the movements of the financial markets. Investors were able to shrug off their worries during 2017, but many of the same concerns remain in 2018. At the December 2017 policy meeting, Fed officials discussed whether tax cuts might require them to raise short-term interest rates faster than anticipated, raising the concern of an "interest-rate shock." An interest-rate shock occurs when interest rates suddenly change. Should the Fed be too aggressive with interest-rate policy, it might dampen U.S. economic growth.

Due to an unknown future, we believe it is important for investors to maintain diversified portfolios that are based on their individual goals, time horizon, and risk tolerance. The first months of a new year can be an appropriate time to look at your overall financial situation. One way to ensure that you are doing the most with what you have is to invest a set amount each month, a tactic known as dollar-cost averaging. At USAA Investments, we are committed to helping you meet your financial objectives.

From all of us here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Report of Independent Registered
      Public Accounting Firm                                                  13

    Portfolio of Investments                                                  14

    Notes to Portfolio of Investments                                         17

    Financial Statements                                                      19

    Notes to Financial Statements                                             22

EXPENSE EXAMPLE                                                               39

TRUSTEES' AND OFFICERS' INFORMATION                                           41

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA REAL RETURN FUND (THE FUND) SEEKS A TOTAL RETURN THAT EXCEEDS THE RATE OF INFLATION OVER AN ECONOMIC CYCLE.
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest its assets principally in a portfolio of investments that the USAA Asset Management Company (Advisor) believes will have a total return that exceeds the rate of inflation over an economic cycle. In pursuing its investment objective, the Fund will allocate its assets under normal market conditions among the following asset classes: (1) inflation-linked securities, including U.S. Treasury inflation-protected securities (TIPS), non-U.S. dollar inflation-linked securities, and inflation-linked corporate and municipal securities; (2) fixed-income securities, including bank loans, floating-rate notes, short-duration bonds, investment-grade securities, high-yield bonds (also known as "junk" bonds), and non-U.S. dollar instruments, including foreign currencies; (3) equity securities, including real estate investment trusts (REITs) and exchange-traded funds (ETFs), including those that the Adviser believes have a high correlation to measures of inflation; and (4) commodity-linked instruments, such as commodity ETFs, commodity-linked notes, and other investment companies that concentrate their investments in commodity-linked instruments and to a limited extent, certain types of derivative instruments. In allocating the Fund's assets, the Adviser may invest all or a substantial portion of the Fund's assets in one or a limited number of these asset classes. Accordingly, the allocation of the Fund's assets among these classes may vary substantially from time to time.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    BRIAN HERSCOVICI, CFA                          BRIAN W. SMITH, CFA, CPA
    WASIF A. LATIF
--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    A highly favorable investment backdrop helped fuel a strong performance for the markets during the reporting period ended December 31, 2017. The acceleration of global growth was an important factor driving positive investor sentiment. In the United States, gross domestic product climbed more than 3% in both the second and third quarters of 2017, and unemployment fell to its lowest level in 17 years. In a contrast to prior years, the domestic expansion was complemented by faster growth overseas. Improving data from Europe, Japan, and the emerging markets--particularly China--indicated the type of synchronized worldwide growth that hasn't occurred since before the 2008 financial crisis. Notably, the expansion wasn't accompanied by an increase in headline inflation, which gave investors confidence that the Federal Reserve (Fed) and other major central banks could maintain a gradual and well-communicated approach to raising interest rates.

    These developments, in combination with rising corporate earnings and the passage of broad-based tax reform in the United States, boosted investors' appetite for risk and led to strong gains for global equities and

================================================================================

2  | USAA REAL RETURN FUND

================================================================================

    the credit-sensitive fixed-income investments. Commodities also generated positive performance, reflecting improvement in the underlying supply-and-demand dynamics across the market.

o HOW DID THE USAA REAL RETURN FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended December 31, 2017, the Fund Shares and Institutional Shares had total returns of 8.35% and 8.45%, respectively. This compares to a total return of 3.30% for the Bloomberg Barclays U.S. Government Inflation-Linked Bond Index and 8.52% for the Real Return Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The Manager provides day-to-day discretionary management for the Fund's assets.

o PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE DURING THE REPORTING PERIOD.

    The Fund added value through its diversified strategy and exposure to a broad range of asset classes, helping it to capitalize on the supportive market environment and generate a positive total return in 2017.

    The Fund holds a sizable weighting in dividend-paying U.S. equities via investments in two exchange-traded funds (ETFs) that hold stocks with growing dividends and long dividend histories, respectively. We believe stocks with high and/or increasing dividends are an important element of a real-return strategy due to their above-average long-term return potential. This portion of the Fund's portfolio registered a strong gain for the reporting period, but it finished slightly behind the headline indices in the "risk-on," momentum-driven market.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    The Fund's position in emerging-markets stocks also added value by providing exposure to the best-performing major segment of the world equity markets during the reporting period. The asset class delivered a robust return thanks to the improving growth trends in the developing world, rising earnings for emerging market companies, and investors' hearty appetite for risk. The rally in commodity prices and the seemingly upbeat prospects for China's economy represented additional favorable conditions for emerging markets stocks. We see an ongoing opportunity in the combination of above-average economic growth, strengthening corporate fundamentals, and reasonable valuations.

    The Fund's commodity allocation, which is achieved by investing in a diversified portfolio of ETFs, was another important contributor to performance. Oil prices rallied behind an increase in demand and the greater supply discipline exhibited by the Organization of Petroleum Exporting Countries. Metals were also aided by the increased demand brought about by the acceleration in world economic growth. ETFs based on commodity indices performed well and added to the Fund's return, offsetting the weaker showing of those invested in energy stocks and other commodity-related equities.

    The Fund's fixed-income allocation, which makes up nearly half of the Fund's overall portfolio, also finished with a gain. The Fund's position in Treasury Inflation Protected Securities (TIPS), while positive on an absolute basis, was somewhat of a drag on results at a time of desirable gains in other areas of the market. The weaker return of TIPS reflected the backdrop of tighter Fed policy and the lack of sustained investor demand for inflation protection. The Fund maintained smaller positions in high-yield and investment-grade corporate bonds, which helped it take advantage of the relative strength of the two categories.

    Real estate investment trusts (REITs) finished with a return above that of bonds but behind the broader equity market. While the strength in property prices created a supportive backdrop for REITs, concerns about rising interest rates and the general underperformance of lower-risk, higher-dividend market segments were favorable conditions to the sector's return during the reporting period.

================================================================================

4  | USAA REAL RETURN FUND

================================================================================

o   WHAT WERE YOUR STRATEGIES FOR THE FUND DURING THE REPORTING PERIOD?

    We maintained a steady approach throughout the reporting period, with consistent exposure across the five major asset classes where we saw an opportunity for positive real returns over the long term. With that said, we elected to reduce the Fund's allocation to REITs and rotate the proceeds into the dividend-stock and emerging market allocations. We saw less attractive valuations in real estate, and we believed other segments of the market offered higher return potential at a time of improving growth.

    More broadly speaking, we continued to use the Fund's flexibility to construct a suitable portfolio designed to produce positive absolute returns through a wide range of scenarios with regard to growth, inflation, and global interest rates. We believe this steady approach--rather than one that tries to keep up with the day-to-day considerations driving short-term market performance--is the optimal way to achieve attractive real returns over time.

    Thank you for allowing us to help you manage your investments.

    Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures and their value may be affected by the performance of the overall commodities markets as well as weather, tax, and other regulatory developments. o Investing in REITs has some of the same risks associated with the direct ownership of real estate. o ETFs are subject to risks similar to those of stocks.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA REAL RETURN FUND SHARES (FUND SHARES)
(Ticker Symbol: USRRX)

--------------------------------------------------------------------------------
                                            12/31/17               12/31/16
--------------------------------------------------------------------------------
Net Assets                               $22.6 Million          $24.5 Million
Net Asset Value Per Share                   $10.58                  $9.87

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
1 YEAR                   5 YEARS                   SINCE INCEPTION 10/18/10
8.35%                     1.53%                             2.97%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/16*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.70%        AFTER REIMBURSEMENT       1.31%

               (Includes acquired fund fees and expenses of 0.31%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through April 30, 2018, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after April 30, 2018. If the total annual operating expense ratio of the Fund Shares is lower than 1.00%, the Fund Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA REAL RETURN FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                    BLOOMBERG BARCLAYS
                                                                     U.S. GOVERNMENT
                        REAL RETURN           USAA REAL RETURN       INFLATION-LINKED
                      COMPOSITE INDEX           FUND SHARES             BOND INDEX
10/31/2010              $10,000.00              $10,000.00              $10,000.00
11/30/2010                9,859.05                9,960.00                9,826.89
12/31/2010               10,142.34               10,088.00                9,673.15
 1/31/2011               10,188.18               10,088.00                9,687.15
 2/28/2011               10,340.03               10,239.00                9,772.07
 3/31/2011               10,485.37               10,321.00                9,872.03
 4/30/2011               10,825.50               10,564.00               10,125.78
 5/31/2011               10,742.58               10,564.00               10,153.88
 6/30/2011               10,644.40               10,470.00               10,238.43
 7/31/2011               10,877.69               10,562.00               10,652.60
 8/31/2011               10,736.60               10,367.00               10,748.06
 9/30/2011               10,143.43                9,921.00               10,730.33
10/31/2011               10,748.84               10,394.00               10,930.92
11/30/2011               10,663.68               10,322.00               11,018.86
12/31/2011               10,676.32               10,298.00               11,025.66
 1/31/2012               11,064.75               10,654.00               11,284.56
 2/29/2012               11,193.45               10,822.00               11,242.17
 3/31/2012               11,110.69               10,801.00               11,114.59
 4/30/2012               11,246.50               10,833.00               11,349.91
 5/31/2012               10,946.65               10,580.00               11,559.45
 6/30/2012               11,180.03               10,750.00               11,491.59
 7/31/2012               11,478.00               10,899.00               11,723.83
 8/31/2012               11,485.41               11,048.00               11,681.58
 9/30/2012               11,631.45               11,280.00               11,742.40
10/31/2012               11,585.19               11,333.00               11,854.51
11/30/2012               11,612.81               11,312.00               11,912.35
12/31/2012               11,630.22               11,445.00               11,826.52
 1/31/2013               11,789.16               11,521.00               11,736.66
 2/28/2013               11,751.94               11,467.00               11,738.84
 3/31/2013               11,868.56               11,566.00               11,768.72
 4/30/2013               12,013.20               11,653.00               11,881.22
 5/31/2013               11,598.17               11,413.00               11,325.88
 6/30/2013               11,191.33               11,053.00               10,899.14
 7/31/2013               11,347.45               11,317.00               10,973.23
 8/31/2013               11,165.99               11,163.00               10,809.84
 9/30/2013               11,357.40               11,329.00               10,968.86
10/31/2013               11,552.32               11,539.00               11,032.45
11/30/2013               11,430.84               11,406.00               10,897.41
12/31/2013               11,385.95               11,394.00               10,731.46
 1/31/2014               11,425.36               11,294.00               10,964.59
 2/28/2014               11,721.25               11,629.00               11,017.63
 3/31/2014               11,787.72               11,690.00               10,968.53
 4/30/2014               11,989.24               11,836.00               11,128.79
 5/31/2014               12,166.21               11,959.00               11,379.12
 6/30/2014               12,277.22               12,210.00               11,413.39
 7/31/2014               12,179.82               12,097.00               11,425.39
 8/31/2014               12,320.49               12,233.00               11,488.23
 9/30/2014               11,851.27               11,735.00               11,179.32
10/31/2014               12,071.96               11,746.00               11,288.29
11/30/2014               12,061.80               11,678.00               11,322.44
12/31/2014               11,831.66               11,425.00               11,207.08
 1/31/2015               11,989.40               11,494.00               11,577.72
 2/28/2015               12,041.07               11,585.00               11,427.00
 3/31/2015               11,885.55               11,368.00               11,371.44
 4/30/2015               12,084.73               11,585.00               11,450.42
 5/31/2015               11,936.27               11,471.00               11,345.28
 6/30/2015               11,773.28               11,255.00               11,221.37
 7/31/2015               11,619.98               11,060.00               11,255.91
 8/31/2015               11,279.77               10,704.00               11,160.57
 9/30/2015               11,158.87               10,555.00               11,084.49
10/31/2015               11,444.32               10,876.00               11,119.04
11/30/2015               11,266.58               10,704.00               11,109.39
12/31/2015               11,146.19               10,540.00               11,014.75
 1/31/2016               11,048.03               10,378.00               11,184.14
 2/29/2016               11,092.99               10,413.00               11,315.98
 3/31/2016               11,632.27               10,935.00               11,528.76
 4/30/2016               11,797.45               11,108.00               11,573.26
 5/31/2016               11,757.34               11,050.00               11,485.92
 6/30/2016               12,115.94               11,374.00               11,736.75
 7/31/2016               12,251.63               11,524.00               11,853.98
 8/31/2016               12,178.12               11,489.00               11,802.60
 9/30/2016               12,245.10               11,547.00               11,861.88
10/31/2016               12,116.53               11,397.00               11,805.08
11/30/2016               12,026.87               11,316.00               11,566.51
12/31/2016               12,156.76               11,397.00               11,548.65
 1/31/2017               12,297.34               11,524.00               11,649.14
 2/28/2017               12,492.65               11,685.00               11,711.79
 3/31/2017               12,437.12               11,639.00               11,706.37
 4/30/2017               12,485.63               11,674.00               11,777.37
 5/31/2017               12,502.94               11,662.00               11,772.98
 6/30/2017               12,490.58               11,662.00               11,658.01
 7/31/2017               12,674.23               11,835.00               11,707.36
 8/31/2017               12,770.66               11,905.00               11,841.94
 9/30/2017               12,776.44               11,951.00               11,763.19
10/31/2017               12,886.56               12,066.00               11,788.54
11/30/2017               12,998.18               12,170.00               11,810.07
12/31/2017               13,193.06               12,348.00               11,929.50

                                   [END CHART]

                        Data from 10/31/10 to 12/31/17.*

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Bloomberg Barclays U.S. Government Inflation-Linked Bond Index and Real Return Composite Index is calculated from the end of the month, October 31, 2010, while the inception date of the Fund Shares is October 18, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Real Return Fund Shares to the following benchmark:

o The Real Return Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the Morningstar Dividend Composite (15%), MSCI U.S. REIT Gross (10%), Bloomberg Barclays U.S. Inflation-Linked Bond (50%), Bloomberg Commodity TR (15%), and the MSCI Emerging Markets (10%).

o The unmanaged Bloomberg Barclays U.S. Government Inflation-Linked Bond Index measures the performance of the U.S. Treasury Inflation-Protected Securities (TIPS) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

================================================================================

8  | USAA REAL RETURN FUND

================================================================================

USAA REAL RETURN FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIRRX)

--------------------------------------------------------------------------------
                                            12/31/17               12/31/16
--------------------------------------------------------------------------------
Net Assets                               $48.0 Million          $45.5 Million
Net Asset Value Per Share                   $10.58                  $9.87

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
1 YEAR                   5 YEARS                   SINCE INCEPTION 10/18/10
8.45%                     1.65%                            3.13%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/16*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.26%        AFTER REIMBURSEMENT       1.21%

            (Includes acquired fund fees and expenses of 0.31%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through April 30, 2018, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after April 30, 2018. If the total annual operating expense ratio of the Institutional Shares is lower than 0.90%, the Institutional Shares will operate at the lower expense ratio. This expense ratio may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                    BLOOMBERG BARCLAYS
                                                                     U.S. GOVERNMENT
                        REAL RETURN         USAA REAL RETURN FUND    INFLATION-LINKED
                      COMPOSITE INDEX       INSTITUTIONAL SHARES        BOND INDEX
10/31/2010              $10,000.00              $10,050.00              $10,000.00
11/30/2010                9,859.05                9,970.00                9,826.89
12/31/2010               10,142.34               10,091.00                9,673.15
 1/31/2011               10,188.18               10,091.00                9,687.15
 2/28/2011               10,340.03               10,242.00                9,772.07
 3/31/2011               10,485.37               10,328.00                9,872.03
 4/30/2011               10,825.50               10,581.00               10,125.78
 5/31/2011               10,742.58               10,581.00               10,153.88
 6/30/2011               10,644.40               10,481.00               10,238.43
 7/31/2011               10,877.69               10,584.00               10,652.60
 8/31/2011               10,736.60               10,389.00               10,748.06
 9/30/2011               10,143.43                9,947.00               10,730.33
10/31/2011               10,748.84               10,422.00               10,930.92
11/30/2011               10,663.68               10,349.00               11,018.86
12/31/2011               10,676.32               10,331.00               11,025.66
 1/31/2012               11,064.75               10,687.00               11,284.56
 2/29/2012               11,193.45               10,855.00               11,242.17
 3/31/2012               11,110.69               10,840.00               11,114.59
 4/30/2012               11,246.50               10,871.00               11,349.91
 5/31/2012               10,946.65               10,618.00               11,559.45
 6/30/2012               11,180.03               10,794.00               11,491.59
 7/31/2012               11,478.00               10,943.00               11,723.83
 8/31/2012               11,485.41               11,092.00               11,681.58
 9/30/2012               11,631.45               11,319.00               11,742.40
10/31/2012               11,585.19               11,384.00               11,854.51
11/30/2012               11,612.81               11,373.00               11,912.35
12/31/2012               11,630.22               11,506.00               11,826.52
 1/31/2013               11,789.16               11,583.00               11,736.66
 2/28/2013               11,751.94               11,528.00               11,738.84
 3/31/2013               11,868.56               11,633.00               11,768.72
 4/30/2013               12,013.20               11,721.00               11,881.22
 5/31/2013               11,598.17               11,479.00               11,325.88
 6/30/2013               11,191.33               11,124.00               10,899.14
 7/31/2013               11,347.45               11,389.00               10,973.23
 8/31/2013               11,165.99               11,245.00               10,809.84
 9/30/2013               11,357.40               11,407.00               10,968.86
10/31/2013               11,552.32               11,608.00               11,032.45
11/30/2013               11,430.84               11,485.00               10,897.41
12/31/2013               11,385.95               11,478.00               10,731.46
 1/31/2014               11,425.36               11,377.00               10,964.59
 2/28/2014               11,721.25               11,714.00               11,017.63
 3/31/2014               11,787.72               11,781.00               10,968.53
 4/30/2014               11,989.24               11,927.00               11,128.79
 5/31/2014               12,166.21               12,052.00               11,379.12
 6/30/2014               12,277.22               12,311.00               11,413.39
 7/31/2014               12,179.82               12,197.00               11,425.39
 8/31/2014               12,320.49               12,334.00               11,488.23
 9/30/2014               11,851.27               11,826.00               11,179.32
10/31/2014               12,071.96               11,849.00               11,288.29
11/30/2014               12,061.80               11,781.00               11,322.44
12/31/2014               11,831.66               11,531.00               11,207.08
 1/31/2015               11,989.40               11,589.00               11,577.72
 2/28/2015               12,041.07               11,693.00               11,427.00
 3/31/2015               11,885.55               11,474.00               11,371.44
 4/30/2015               12,084.73               11,704.00               11,450.42
 5/31/2015               11,936.27               11,578.00               11,345.28
 6/30/2015               11,773.28               11,371.00               11,221.37
 7/31/2015               11,619.98               11,174.00               11,255.91
 8/31/2015               11,279.77               10,815.00               11,160.57
 9/30/2015               11,158.87               10,676.00               11,084.49
10/31/2015               11,444.32               10,989.00               11,119.04
11/30/2015               11,266.58               10,827.00               11,109.39
12/31/2015               11,146.19               10,660.00               11,014.75
 1/31/2016               11,048.03               10,497.00               11,184.14
 2/29/2016               11,092.99               10,532.00               11,315.98
 3/31/2016               11,632.27               11,047.00               11,528.76
 4/30/2016               11,797.45               11,222.00               11,573.26
 5/31/2016               11,757.34               11,176.00               11,485.92
 6/30/2016               12,115.94               11,502.00               11,736.75
 7/31/2016               12,251.63               11,654.00               11,853.98
 8/31/2016               12,178.12               11,619.00               11,802.60
 9/30/2016               12,245.10               11,677.00               11,861.88
10/31/2016               12,116.53               11,514.00               11,805.08
11/30/2016               12,026.87               11,432.00               11,566.51
12/31/2016               12,156.76               11,514.00               11,548.65
 1/31/2017               12,297.34               11,654.00               11,649.14
 2/28/2017               12,492.65               11,817.00               11,711.79
 3/31/2017               12,437.12               11,771.00               11,706.37
 4/30/2017               12,485.63               11,806.00               11,777.37
 5/31/2017               12,502.94               11,794.00               11,772.98
 6/30/2017               12,490.58               11,794.00               11,658.01
 7/31/2017               12,674.23               11,969.00               11,707.36
 8/31/2017               12,770.66               12,051.00               11,841.94
 9/30/2017               12,776.44               12,097.00               11,763.19
10/31/2017               12,886.56               12,202.00               11,788.54
11/30/2017               12,998.18               12,319.00               11,810.07
12/31/2017               13,193.06               12,487.00               11,929.50

                                   [END CHART]

                        Data from 10/31/10 to 12/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Real Return Fund Institutional Shares to the benchmark listed above (see page 8 for the benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Bloomberg Barclays U.S. Government Inflation-Linked Bond Index and Real Return Composite Index is calculated from the end of the month, October 31, 2010, while the inception date of the Institutional Shares is October 18, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

10  | USAA REAL RETURN FUND

================================================================================

                      o TOP 10 EQUITY HOLDINGS - 12/31/17 o
                                (% of Net Assets)

iShares Core Dividend Growth ETF* ........................................ 11.2%
iShares Core U.S. REIT ETF* ..............................................  8.3%
United States Commodity Index Fund .......................................  5.5%
PowerShares Optimum Yield Diversified
    Commodity Strategy* ..................................................  5.2%
iShares Core MSCI Emerging Markets ETF* ..................................  4.5%
ProShares S&P 500 Dividend Aristocrats ETF ...............................  4.0%
iShares Edge MSCI Min Vol
    Emerging Markets ETF* ................................................  2.1%
iShares Gold Trust* ......................................................  1.5%
PowerShares FTSE RAFI Emerging
    Markets Portfolio* ...................................................  1.4%
First Trust Global Tactical Commodity
    Strategy Fund ........................................................  1.3%

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 14-16.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                       o TOP 10 BOND HOLDINGS - 12/31/17 o
                                (% of Net Assets)

U.S. Treasury Inflation-Indexed Note, 0.63%, 7/15/2021 .................... 5.4%
U.S. Treasury Inflation-Indexed Note, 0.13%, 1/15/2023 .................... 5.3%
iShares TIPS Bond ETF* .................................................... 3.9%
U.S. Treasury Inflation-Indexed Note, 1.25%, 7/15/2020 .................... 3.6%
U.S. Treasury Inflation-Indexed Note, 2.50%, 1/15/2029 .................... 3.4%
U.S. Treasury Inflation-Indexed Note, 1.13%, 1/15/2021 .................... 3.2%
U.S. Treasury Inflation-Indexed Note, 0.13%, 1/15/2022 .................... 3.1%
iShares iBoxx $Investment Grade Corporate Bond ETF* ....................... 2.9%
U.S. Treasury Inflation-Indexed Note, 0.13%, 7/15/2022 .................... 2.4%
U.S. Treasury Inflation-Indexed Note, 2.13%, 2/15/2040 .................... 2.3%

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 14-16.

================================================================================

12  | USAA REAL RETURN FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA REAL RETURN FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Real Return Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Real Return Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
February 22, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2017

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (15.8%)

              EXCHANGE-TRADED FUNDS (15.8%)
    226,600   iShares Core Dividend Growth ETF(a)                                           $ 7,881
      8,000   PowerShares KBW Bank Portfolio                                                    440
     44,000   ProShares S&P 500 Dividend Aristocrats ETF                                      2,818
                                                                                            -------
              Total Exchange-Traded Funds (cost: $8,296)                                     11,139
                                                                                            -------
              Total U.S. Equity Securities (cost: $8,296)                                    11,139
                                                                                            -------

              INTERNATIONAL EQUITY SECURITIES (11.8%)

              EXCHANGE-TRADED FUNDS (11.8%)
     55,200   iShares Core MSCI Emerging Markets ETF                                          3,141
     24,600   iShares Edge MSCI Min Vol Emerging Markets ETF                                  1,495
     45,000   PowerShares FTSE RAFI Emerging Markets Portfolio                                1,005
      8,300   SPDR S&P Emerging Markets Small Cap ETF                                           432
     10,704   WisdomTree Emerging Markets High Dividend Fund                                    485
     11,600   WisdomTree Emerging Markets Local Debt Fund                                       446
      9,100   WisdomTree Emerging Markets SmallCap Dividend Fund                                474
     29,700   WisdomTree India Earnings Fund                                                    827
                                                                                            -------
              Total Exchange-Traded Funds (cost: $6,590)                                      8,305
                                                                                            -------
              Total International Equity Securities (cost: $6,590)                            8,305
                                                                                            -------

              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (15.0%)

              EXCHANGE-TRADED FUNDS (15.0%)
     45,200   First Trust Global Tactical Commodity Strategy Fund                               936
     80,900   iShares Gold Trust*                                                             1,012
      1,800   iShares Silver Trust*                                                              29
    209,500   PowerShares Optimum Yield Diversified Commodity Strategy                        3,655
     25,200   SPDR S&P Oil & Gas Exploration & Production ETF                                   937
     91,300   United States Commodity Index Fund*                                             3,883
      5,800   VanEck Vectors Oil Services ETF                                                   151
                                                                                            -------
              Total Exchange-Traded Funds (cost: $10,142)                                    10,603
                                                                                            -------
              Total Precious Metals and Commodity-Related Securities (cost: $10,142)         10,603
                                                                                            -------

              GLOBAL REAL ESTATE EQUITY SECURITIES (8.3%)

              EXCHANGE-TRADED FUNDS (8.3%)
    118,500   iShares Core U.S. REIT ETF (cost: $5,886)                                       5,879
                                                                                            -------

================================================================================

14  | USAA REAL RETURN FUND

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                                                        VALUE
(000)         SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              BONDS (48.2%)

              U.S. TREASURY SECURITIES (39.5%)

              INFLATION-INDEXED NOTES (39.5%)
$     1,021   1.88%, 7/15/2019                                                              $ 1,053
      1,530   1.38%, 1/15/2020                                                                1,570
      2,449   1.25%, 7/15/2020                                                                2,529
      2,168   1.13%, 1/15/2021                                                                2,234
      3,747   0.63%, 7/15/2021                                                                3,820
      2,172   0.13%, 1/15/2022                                                                2,164
      1,711   0.13%, 7/15/2022                                                                1,709
      3,757   0.13%, 1/15/2023                                                                3,729
      1,060   0.38%, 7/15/2023                                                                1,068
      1,079   0.63%, 1/15/2024                                                                1,099
      1,516   0.13%, 7/15/2024                                                                1,498
      1,968   2.50%, 1/15/2029                                                                2,389
      1,255   2.13%, 2/15/2040                                                                1,635
        901   2.13%, 2/15/2041                                                                1,182
        182   0.63%, 2/15/2043                                                                  179
                                                                                            -------
                                                                                             27,858
                                                                                            -------
              Total U.S. Treasury Securities (cost: $27,197)                                 27,858
                                                                                            -------

---------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
---------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (8.7%)
     15,000   iShares iBoxx $ High Yield Corporate Bond ETF                                   1,309
     17,100   iShares iBoxx $ Investment Grade Corporate Bond ETF                             2,079
     24,330   iShares TIPS Bond ETF                                                           2,775
                                                                                            -------
              Total Exchange-Traded Funds (cost: $6,102)                                      6,163
                                                                                            -------
              Total Bonds (cost: $33,299)                                                    34,021
                                                                                            -------

              MONEY MARKET INSTRUMENTS (0.8%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.8%)
    600,026   State Street Institutional Treasury Money Market Fund
                Premier Class, 1.15%(b) (cost: $600)                                            600
                                                                                            -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS PURCHASED WITH
              CASH COLLATERAL FROM SECURITIES LOANED (0.0%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
      7,200   Western Asset Institutional Government Reserves Institutional
                Class, 1.15%(b) (cost: $7)                                                 $      7
                                                                                           --------

              TOTAL INVESTMENTS (COST: $64,820)                                            $ 70,554
                                                                                           ========

---------------------------------------------------------------------------------------------------
($ IN 000s)                             VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
ASSETS                                     LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Exchange-Traded Funds                    $11,139               $-               $-        $11,139
International Equity Securities:
  Exchange-Traded Funds                      8,305                -                -          8,305
Precious Metals and Commodity-Related
  Securities:
  Exchange-Traded Funds                     10,603                -                -         10,603
Global Real Estate Equity Securities:
  Exchange-Traded Funds                      5,879                -                -          5,879
Bonds:
  U.S. Treasury Securities                  27,858                -                -         27,858
  Exchange-Traded Funds                      6,163                -                -          6,163
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                         600                -                -            600
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                           7                -                -              7
---------------------------------------------------------------------------------------------------
Total                                      $70,554               $-               $-        $70,554
---------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of January 1, 2017, through December 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

16  | USAA REAL RETURN FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 13.2% of net assets at December 31, 2017.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    U.S. TREASURY INFLATION-INDEXED NOTES - Designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  17

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REIT Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    TIPS    U.S. Treasury Inflation-Protected Securities

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, was out on loan as of December 31, 2017.

    (b) Rate represents the money market fund annualized seven-day yield at December 31, 2017.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

18  | USAA REAL RETURN FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
       (including securities on loan of $7) (cost of $64,820)                    $ 70,554
   Cash                                                                                25
   Receivables:
       Capital shares sold                                                              7
       USAA Asset Management Company (Note 7C)                                         69
       Dividends and interest                                                         122
       Other                                                                            1
                                                                                 --------
           Total assets                                                            70,778
                                                                                 --------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                 7
       Capital shares redeemed                                                         45
   Accrued management fees                                                             30
   Accrued transfer agent's fees                                                        3
   Other accrued expenses and payables                                                 90
                                                                                 --------
           Total liabilities                                                          175
                                                                                 --------
              Net assets applicable to capital shares outstanding                $ 70,603
                                                                                 ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $110,746
   Accumulated undistributed net investment income                                    129
   Accumulated net realized loss on investments                                   (46,006)
   Net unrealized appreciation of investments                                       5,734
                                                                                 --------
              Net assets applicable to capital shares outstanding                $ 70,603
                                                                                 ========
   Net asset value, redemption price, and offering price per share:
           Fund Shares (net assets of $22,583/2,135 capital shares
              outstanding, no par value)                                         $  10.58
                                                                                 ========
           Institutional Shares (net assets of $48,020/4,537 capital shares
              outstanding, no par value)                                         $  10.58
                                                                                 ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                      $   824
   Interest                                                                           677
   Securities lending (net)                                                            66
                                                                                  -------
            Total income                                                            1,567
                                                                                  -------
EXPENSES
   Management fees                                                                    347
   Administration and servicing fees:
       Fund Shares                                                                     35
       Institutional Shares                                                            46
   Transfer agent's fees:
       Fund Shares                                                                     70
       Institutional Shares                                                            46
   Custody and accounting fees:
       Fund Shares                                                                     29
       Institutional Shares                                                            51
   Postage:
       Fund Shares                                                                      7
   Shareholder reporting fees:
       Fund Shares                                                                     10
       Institutional Shares                                                             1
   Trustees' fees                                                                      34
   Registration fees:
       Fund Shares                                                                     18
       Institutional Shares                                                            15
   Professional fees                                                                   86
   Other                                                                               14
                                                                                  -------
            Total expenses                                                            809
   Expenses reimbursed:
       Fund Shares                                                                   (102)
       Institutional Shares                                                           (60)
                                                                                  -------
            Net expenses                                                              647
                                                                                  -------
NET INVESTMENT INCOME                                                                 920
                                                                                  -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                1,635
   Change in net unrealized appreciation/(depreciation)                             3,080
                                                                                  -------
            Net realized and unrealized gain                                        4,715
                                                                                  -------
   Increase in net assets resulting from operations                               $ 5,635
                                                                                  =======

See accompanying notes to financial statements.

================================================================================

20  | USAA REAL RETURN FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

-----------------------------------------------------------------------------------------------
                                                                       2017               2016
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                            $   920          $   1,285
   Net realized gain (loss) on investments                            1,635            (30,736)
   Net realized gain (loss) on foreign currency transactions              -                (18)
   Net realized gain on futures transactions                              -                497
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                    3,080             31,956
       Foreign currency translations                                      -                  4
       Futures contracts                                                  -                  3
                                                                    --------------------------
       Increase in net assets resulting from operations               5,635              2,991
                                                                    --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                     (239)                 -
       Institutional Shares                                            (552)                 -
                                                                    --------------------------
           Total distributions of net investment income                (791)                 -
                                                                    --------------------------
   Tax return of capital:
       Fund Shares                                                        -                (35)
       Institutional Shares                                               -               (106)
                                                                    --------------------------
           Total distributions of tax return of capital                   -               (141)
                                                                    --------------------------
       Distributions to shareholders                                   (791)              (141)
                                                                    --------------------------
NET (DECREASE) IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                       (3,536)           (45,553)
   Institutional Shares                                                (751)          (232,018)
                                                                    --------------------------
       Total net decrease in net assets from
           capital share transactions                                (4,287)          (277,571)
                                                                    --------------------------
   Net increase (decrease) in net assets                                557           (274,721)

NET ASSETS
   Beginning of year                                                 70,046            344,767
                                                                    --------------------------
   End of year                                                      $70,603          $  70,046
                                                                    ==========================
Accumulated undistributed net investment income:
   End of year                                                      $   129          $       -
                                                                    ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Real Return Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as nondiversified under the 1940 Act. The Fund's investment objective is to seek a total return that exceeds the rate of inflation over an economic cycle.

As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer, such as a single stock or bond. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because the Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

The Fund consists of two classes of shares: Real Return Fund Shares (Fund Shares) and Real Return Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each

================================================================================

22  | USAA REAL RETURN FUND

================================================================================

class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair

================================================================================

24  | USAA REAL RETURN FUND

================================================================================

        valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

        available bid and ask price in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

26  | USAA REAL RETURN FUND

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2017, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide

================================================================================

28  | USAA REAL RETURN FUND

================================================================================

temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended December 31, 2017, the Fund paid CAPCO facility fees of $1,000, which represents 0.1% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended December 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated net realized loss on investments and paid in capital by $210,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

The tax character of distributions paid during the years ended December 31, 2017, and 2016, was as follows:

                                                        2017              2016
                                                      --------------------------
Ordinary income*                                      $791,000          $      -
Tax basis return of capital                                  -           141,000
                                                      --------          --------
     Total distributions paid                         $791,000          $141,000
                                                      ========          ========

As of December 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $    128,000
Accumulated capital and other losses                                 (46,531,000)
Unrealized appreciation of investments                                 6,259,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, partnership basis and grantor trusts expense adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended December 31, 2017, the Fund utilized capital loss carryforwards of $1,612,000, to offset capital gains. At December 31, 2017, the Fund had net capital loss carryforwards of $46,531,000**, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                        ----------------------------------
                                  TAX CHARACTER
                        ----------------------------------
                        (NO EXPIRATION)          BALANCE
                        ---------------        -----------
                        Short-Term             $ 9,938,000
                        Long-Term               36,593,000
                                               -----------
                          Total                $46,531,000**
                                               ===========

**Capital losses may be limited under current law.

================================================================================

30  | USAA REAL RETURN FUND

================================================================================

TAX BASIS OF INVESTMENTS - The aggregate cost of investments for federal income tax purposes at December 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

                            GROSS               GROSS           NET UNREALIZED
                          UNREALIZED          UNREALIZED         APPRECIATION/
TAX COST                 APPRECIATION        DEPRECIATION       (DEPRECIATION)
--------------------------------------------------------------------------------
$64,295,000              $6,742,000          $(483,000)          $6,259,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2017, were $9,867,000 and $14,237,000, respectively.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

At December 31, 2017, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
      ON LOAN                 NON-CASH COLLATERAL                CASH COLLATERAL
--------------------------------------------------------------------------------
     $7,000                            $-                            $7,000

(6) CAPITAL SHARE TRANSACTIONS

At December 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time.

Capital share transactions for all classes were as follows, in thousands:

                                              YEAR ENDED                     YEAR ENDED
                                           DECEMBER 31, 2017              DECEMBER 31, 2016
----------------------------------------------------------------------------------------------
                                        SHARES          AMOUNT          SHARES          AMOUNT
                                        ------------------------------------------------------
FUND SHARES:
Shares sold                                161         $ 1,633             487       $   4,587
Shares issued from reinvested
  dividends                                 22             235               3              34
Shares redeemed                           (531)         (5,404)         (5,604)        (50,174)
                                        ------------------------------------------------------
Net decrease from capital
  share transactions                      (348)        $(3,536)         (5,114)      $ (45,553)
                                        ======================================================

INSTITUTIONAL SHARES:
Shares sold                                781         $ 7,813           6,997       $  63,612
Shares issued from reinvested
  dividends                                 53             553              11             106
Shares redeemed                           (910)         (9,117)        (32,497)       (295,736)
                                        ------------------------------------------------------
Net decrease from capital
  share transactions                       (76)        $  (751)        (25,489)      $(232,018)
                                        ======================================================

================================================================================

32  | USAA REAL RETURN FUND

================================================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended December 31, 2017, the Fund had no subadviser(s).

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the year ended December 31, 2017, the Fund incurred management fees, paid or payable to the Manager, of $347,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average net assets of the Funds Shares and Institutional Shares, respectively. For the year ended December 31, 2017, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $35,000 and $46,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2017, the Fund reimbursed the Manager $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through April 30, 2018, to limit the total annual operating expenses of the Fund Shares and the Institutional Shares to 1.00% and 0.90%, respectively, of their average

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund Shares and Institutional Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through April 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2017, the Fund incurred reimbursable expenses from the Manager for the Fund Shares and the Institutional Shares of $102,000 and $60,000, respectively, of which $69,000 was receivable from the Manager.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2017, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $70,000 and $46,000, respectively.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of

================================================================================

34  | USAA REAL RETURN FUND

================================================================================

December 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Target Retirement Income                                                 7.8
Target Retirement 2020                                                  14.0
Target Retirement 2030                                                  21.0
Target Retirement 2040                                                  15.0
Target Retirement 2050                                                   9.5
Target Retirement 2060                                                   0.7

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for new forms N-PORT and N-CEN is June 1, 2018 (with filing of Form N-PORT beginning April 30, 2019), with other staggered compliance dates extending through April 30, 2019. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

36  | USAA REAL RETURN FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------------------------
                                         2017            2016            2015            2014            2013
                                      -----------------------------------------------------------------------
Net asset value at
  beginning of period                 $  9.87         $  9.14         $  9.99         $ 10.22         $ 10.52
                                      -----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .16             .12(a)          .07             .20             .22
  Net realized and
    unrealized gain (loss)                .66             .62(a)         (.84)           (.17)           (.27)
                                      -----------------------------------------------------------------------
Total from investment
  operations                              .82             .74(a)         (.77)            .03            (.05)
                                      -----------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.11)              -            (.08)           (.20)           (.22)
  Realized capital gains                    -               -               -            (.06)           (.03)
  Tax return of capital                     -            (.01)              -               -               -
                                      -----------------------------------------------------------------------
Total distributions                      (.11)           (.01)           (.08)           (.26)           (.25)
                                      -----------------------------------------------------------------------
Net asset value at
  end of period                       $ 10.58         $  9.87         $  9.14         $  9.99         $ 10.22
                                      =======================================================================
Total return (%)*                        8.35            8.13           (7.75)            .27            (.44)
Net assets at
  end of period (000)                 $22,583         $24,501         $69,435         $78,826         $77,567
Ratios to average net assets:**
  Expenses (%)(b)                        1.00            1.00(d)         1.02             .94(c)          .85
  Expenses, excluding
    reimbursements (%)(b)                1.44            1.39            1.02             .99            1.22
  Net investment income (%)              1.24            1.27            1.10            1.84            2.24
Portfolio turnover (%)                     14(f)          165(e)           35              24              41

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were $23,262,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                            -               -               -               -            (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.85% of the Fund Shares' average net assets.
(d) Effective January 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Fund Shares to 1.00% of the Fund Shares' average net assets.
(e) Reflects increased trading activity due to large shareholder redemptions.
(f) Reflects overall decrease in purchases and sales of securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------------------------
                                         2017            2016            2015            2014            2013
                                      -----------------------------------------------------------------------
Net asset value at
  beginning of period                 $  9.87         $  9.15        $  10.00        $  10.23        $  10.53
                                      -----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .14             .08(a)          .10             .22             .25
  Net realized and
    unrealized gain (loss)                .69             .65(a)         (.85)           (.17)           (.28)
                                      -----------------------------------------------------------------------
Total from investment
  operations                              .83             .73(a)         (.75)            .05            (.03)
                                      -----------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.12)              -            (.10)           (.22)           (.24)
  Realized capital gains                    -               -               -            (.06)           (.03)
  Tax return of capital                     -            (.01)              -               -               -
                                      -----------------------------------------------------------------------
Total distributions                      (.12)           (.01)           (.10)           (.28)           (.27)
                                      -----------------------------------------------------------------------
Net asset value at
  end of period                       $ 10.58         $  9.87        $   9.15        $  10.00        $  10.23
                                      =======================================================================
Total return (%)*                        8.45            8.01           (7.56)            .46            (.24)
Net assets at
  end of period (000)                 $48,020         $45,545        $275,332        $381,975        $334,673
Ratios to average net assets:**
  Expenses (%)(b)                         .90             .88(d)          .82             .75(c)          .65
  Expenses, excluding
    reimbursements (%)(b)                1.03             .95             .82             .80             .81
  Net investment income (%)              1.37             .90            1.33            2.02            2.43
Portfolio turnover (%)                     14(f)          165(e)           35              24              41

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were $46,082,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                            -               -               -               -            (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.65% of the Institutional Shares'
    average net assets.
(d) Effective January 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.90% of the Institutional Shares'
    average net assets.
(e) Reflects increased trading activity due to large shareholder redemptions.
(f) Reflects overall decrease in purchases and sales of securities.

================================================================================

38  | USAA REAL RETURN FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2017, through December 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                   EXPENSES PAID
                                       BEGINNING              ENDING              DURING PERIOD*
                                     ACCOUNT VALUE         ACCOUNT VALUE           JULY 1, 2017 -
                                      JULY 1, 2017       DECEMBER 31, 2017       DECEMBER 31, 2017
                                     --------------------------------------------------------------
FUND SHARES
Actual                                $1,000.00              $1,058.80                  $5.19

Hypothetical
  (5% return before expenses)          1,000.00               1,020.16                   5.09

INSTITUTIONAL SHARES
Actual                                 1,000.00               1,058.80                   4.67

Hypothetical
  (5% return before expenses)          1,000.00               1,020.67                   4.58

*Expenses are equal to the annualized expense ratio of 1.00% for Fund Shares and 0.90% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 5.88% for Fund Shares and 5.88% for Institutional Shares for the six-month period of July 1, 2017, through December 31, 2017.

================================================================================

40  | USAA REAL RETURN FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

42  | USAA REAL RETURN FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  43

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

44  | USAA REAL RETURN FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

46  | USAA REAL RETURN FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Executive Director/Attorney, FASG General Counsel, USAA (2013-present); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

================================================================================

48  | USAA REAL RETURN FUND

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   94421-0218                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA S&P 500 INDEX FUND]

 ==============================================================

         ANNUAL REPORT
         USAA S&P 500 INDEX FUND
         MEMBER SHARES o REWARD SHARES
         DECEMBER 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"ONE WAY TO ENSURE THAT YOU ARE DOING THE
MOST WITH WHAT YOU HAVE IS TO INVEST A SET          [PHOTO OF BROOKS ENGLEHARDT]
AMOUNT EACH MONTH, A TACTIC KNOWN AS
DOLLAR-COST AVERAGING."

--------------------------------------------------------------------------------

FEBRUARY 2018

The reporting period ended December 31, 2017, was remarkable, as stock prices went up and bonds did well. From the results, you'd never know how many worries investors had to overcome during the reporting period. Among geopolitical disruptions, natural disasters, political gridlock over U.S. fiscal policy, and the speed and scope of the Federal Reserve (Fed) interest rate increases--there was plenty to be concerned about, but investors generally maintained composure and with it, their appetite for risk.

In 2017, stocks experienced one of their best years in recent memory, strengthened by synchronized global economic growth and supportive inflation. Emerging markets stocks were the standout performers, followed by developed markets stocks and U.S. stocks--all of which generated double-digit gains. Better-than-expected corporate earnings also supported the rally in global stocks. Looking ahead, we believe stock prices could continue to rise, though 2018's returns may not be as stellar as those in 2017. In the United States, the new federal tax law, which became effective in January 2018, lowers the corporate tax rate from 35% to 21% and could increase companies' cash flows as well as their bottom lines. That said, some of the potential appreciation may already have occurred during December 2017. Meanwhile, emerging markets and developed markets stocks are generally inexpensive when compared to U.S. stocks, and therefore may offer an appealing long-term investment opportunity.

As for the bond markets, they were dominated during the reporting period by investor expectations about the Fed's monetary policy. In 2017, Fed policymakers followed through on their plan to increase short-term interest rates three times, raising the federal funds target rate in March, June, and December of 2017 to a range of between 1.25% and 1.50% by the end of the year. The Fed also said three interest rate increases are anticipated for 2018, as long as the U.S. economy continued to perform as it expected. In this gradually rising interest rate environment, we believe short-term bonds may

================================================================================

================================================================================

be attractive, as they offer an opportunity to earn incremental income with less exposure to declining bond prices. (Bond prices and interest rates move in opposite directions.) Long-term interest rates fell during the reporting period as strong investor demand pushed up stock prices; remember, the market, not the Fed, sets long-term interest rates. As a result, the 30-year U.S. Treasury was one of the best-performing fixed income assets of 2017. At the same time, credit spreads narrowed. Credit spreads are the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. With global interest rates near historic lows, investors were willing to take on more risk for the incrementally larger yields available in the corporate bond market. At USAA Investments, we think ongoing economic growth and solid corporate earnings could continue supporting investment-grade and high-yield corporate bonds during 2018.

No one can predict the movements of the financial markets. Investors were able to shrug off their worries during 2017, but many of the same concerns remain in 2018. At the December 2017 policy meeting, Fed officials discussed whether tax cuts might require them to raise short-term interest rates faster than anticipated, raising the concern of an "interest-rate shock." An interest-rate shock occurs when interest rates suddenly change. Should the Fed be too aggressive with interest-rate policy, it might dampen U.S. economic growth.

Due to an unknown future, we believe it is important for investors to maintain diversified portfolios that are based on their individual goals, time horizon, and risk tolerance. The first months of a new year can be an appropriate time to look at your overall financial situation. One way to ensure that you are doing the most with what you have is to invest a set amount each month, a tactic known as dollar-cost averaging. At USAA Investments, we are committed to helping you meet your financial objectives.

From all of us here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

    Distributions to Shareholders                                              9

    Report of Independent Registered
      Public Accounting Firm                                                  10

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         32

    Financial Statements                                                      34

    Notes to Financial Statements                                             37

EXPENSE EXAMPLE                                                               54

TRUSTEES' AND OFFICERS' INFORMATION                                           56

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA S&P 500 INDEX FUND (THE FUND) SEEKS TO MATCH, BEFORE FEES AND EXPENSES, THE PERFORMANCE OF THE STOCKS COMPOSING THE S&P 500(R) INDEX. THE S&P 500 INDEX EMPHASIZES STOCKS OF LARGE U.S. COMPANIES.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is, under normal market conditions, to invest at least 80% of the Fund's assets in the common stocks of companies composing the S&P 500 Index. This strategy may be changed upon 60 days' written notice to shareholders.

In seeking to track the performance of the S&P 500 Index, the Fund's sub-adviser, Northern Trust Investments, Inc. (NTI), attempts to allocate the Fund's investments among stocks in approximately the same weightings as the S&P 500 Index, beginning with the stocks that make up the larger portion of the index's value. The Fund is rebalanced as required to reflect index changes and to accommodate Fund cash flows. NTI may exclude or remove any S&P stock from the Fund if NTI believes that the stock is illiquid or has been impaired by financial conditions or other extraordinary events.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

BRENT REEDER
Northern Trust Investments, Inc.

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Following an unexpected win by the U.S. Republican Presidential candidate, the equity markets began to rally late in 2016. Much of that momentum continued into the beginning of 2017. The reporting period ended December 31, 2017, started off strong and never looked back.

    The early momentum of the equity markets carried through the spring and into the summer of 2017. The equity markets took in stride the Federal Reserve's (the Fed) two interest rate increases, the first in March and the second in June 2017. The Fed finished off the reporting period with a third interest rate increase in December 2017, which again the equity markets seemed to view more optimistically. The Federal Open Market Committee projections imply three additional interest rate increases in 2018.

    U.S. equities finished the year strong, posting positive performance in each of the twelve calendar months for 2017. This consistent positive performance pushed equity markets to multiple all-time highs, while suppressing volatility to new all-time lows. The fourth quarter 2017 saw two unprecedented events, including the beginning stages of the Fed's plan to shrink its balance sheet, and a major federal tax plan overhaul. These two events seemed to fuel equity markets, with the latter acting as a year-end catalyst into the usually quiet holidays.

    The yield curve flattened throughout 2017 as the short end steadily increased, and the long end remained relatively unchanged for most of 2017, ending just over 2.4%. Inflation continued to remain low throughout 2017, but there is anticipation of higher growth and inflation in 2018. Oil

================================================================================

2  | USAA S&P 500 INDEX FUND

================================================================================

    saw steady gains throughout 2017, reaching above $60 a barrel by year-end, a price point had not been seen since 2015. The most surprising activity was likely the prolonged weakening of the U.S. dollar throughout 2017, despite the Fed increasing rates, which created favorable conditions for international and emerging markets.

o HOW DID THE USAA S&P 500 INDEX FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund closely tracked its benchmark, the broad-based S&P 500(R) Index (the Index), during the reporting period ended December 31, 2017. The Fund's Member Shares and Reward Shares returned 21.53% and 21.64%, respectively, during the reporting period versus the Index which returned 21.96%. The Index emphasizes large U.S. company stocks and is not available for direct investment.

o   PLEASE DESCRIBE SECTOR PERFORMANCE DURING THE REPORTING PERIOD.

    In 2017, the Index returned 21.96%. Large cap U.S. equities largely underperformed developed equities outside of the United States, as represented by the MSCI World ex U.S. Index, which returned 27.81% in 2017.

    Information Technology and Materials were the strongest performing sectors within the index, returning 38.84% and 23.84%, respectively. The Telecommunications Services and Energy sectors exhibited the worst performance, returning -1.25% and -1.00%, respectively.

    Thank you for the opportunity to help you with your investment needs.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o Investing in securities products involves risk, including possible loss of principal.

    Refer to page 5 for the benchmark definition.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA S&P 500 INDEX FUND MEMBER SHARES (MEMBER SHARES)
(Ticker Symbol: USSPX)

--------------------------------------------------------------------------------
                                           12/31/17                12/31/16
--------------------------------------------------------------------------------
Net Assets                              $3.3 Billion            $3.0 Billion
Net Asset Value Per Share                  $38.00                  $31.81

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS* AS OF 12/31/17
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                          10 YEARS
    21.53%                          15.49%                            8.24%

--------------------------------------------------------------------------------
                        EXPENSE RATIOS AS OF 12/31/16**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        0.28%     AFTER REIMBURSEMENT         0.25%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Returns for the Member Shares do not include the account maintenance fee.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through April 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Member Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.25% of the Member Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after April 30, 2018. If the total annual operating expense ratio of the Member Shares is lower than 0.25%, the Member Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The performance data excludes the impact of a $10 account maintenance fee that is assessed on accounts of less than $10,000. Performance of Member Shares will vary from Reward Shares due to differences in expenses.

================================================================================

4  | USAA S&P 500 INDEX FUND

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                     [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                   USAA S&P 500
                                   S&P 500                          INDEX FUND
                                    INDEX                         MEMBER SHARES
12/31/2007                       $10,000.00                        $10,000.00
 1/31/2008                         9,400.18                          9,399.00
 2/29/2008                         9,094.81                          9,095.00
 3/31/2008                         9,055.54                          9,050.00
 4/30/2008                         9,496.57                          9,494.00
 5/31/2008                         9,619.58                          9,613.00
 6/30/2008                         8,808.61                          8,801.00
 7/31/2008                         8,734.57                          8,728.00
 8/31/2008                         8,860.91                          8,852.00
 9/30/2008                         8,071.34                          8,059.00
10/31/2008                         6,715.77                          6,706.00
11/30/2008                         6,233.89                          6,221.00
12/31/2008                         6,300.22                          6,287.00
 1/31/2009                         5,769.19                          5,756.00
 2/28/2009                         5,154.90                          5,142.00
 3/31/2009                         5,606.45                          5,593.00
 4/30/2009                         6,143.04                          6,127.00
 5/31/2009                         6,486.64                          6,469.00
 6/30/2009                         6,499.50                          6,482.00
 7/31/2009                         6,991.11                          6,972.00
 8/31/2009                         7,243.52                          7,222.00
 9/30/2009                         7,513.81                          7,489.00
10/31/2009                         7,374.22                          7,347.00
11/30/2009                         7,816.56                          7,787.00
12/31/2009                         7,967.54                          7,939.00
 1/31/2010                         7,680.92                          7,654.00
 2/28/2010                         7,918.85                          7,887.00
 3/31/2010                         8,396.71                          8,364.00
 4/30/2010                         8,529.28                          8,493.00
 5/31/2010                         7,848.21                          7,811.00
 6/30/2010                         7,437.37                          7,400.00
 7/31/2010                         7,958.45                          7,918.00
 8/31/2010                         7,599.17                          7,558.00
 9/30/2010                         8,277.36                          8,231.00
10/31/2010                         8,592.31                          8,543.00
11/30/2010                         8,593.41                          8,543.00
12/31/2010                         9,167.72                          9,115.00
 1/31/2011                         9,385.01                          9,327.00
 2/28/2011                         9,706.53                          9,646.00
 3/31/2011                         9,710.39                          9,644.00
 4/30/2011                         9,997.96                          9,931.00
 5/31/2011                         9,884.79                          9,814.00
 6/30/2011                         9,720.02                          9,652.00
 7/31/2011                         9,522.37                          9,452.00
 8/31/2011                         9,005.09                          8,934.00
 9/30/2011                         8,372.05                          8,305.00
10/31/2011                         9,287.05                          9,213.00
11/30/2011                         9,266.53                          9,188.00
12/31/2011                         9,361.32                          9,281.00
 1/31/2012                         9,780.85                          9,695.00
 2/29/2012                        10,203.79                         10,114.00
 3/31/2012                        10,539.59                         10,442.00
 4/30/2012                        10,473.44                         10,377.00
 5/31/2012                         9,843.98                          9,748.00
 6/30/2012                        10,249.57                         10,150.00
 7/31/2012                        10,391.92                         10,290.00
 8/31/2012                        10,625.98                         10,519.00
 9/30/2012                        10,900.57                         10,790.00
10/31/2012                        10,699.30                         10,585.00
11/30/2012                        10,761.37                         10,645.00
12/31/2012                        10,859.46                         10,742.00
 1/31/2013                        11,421.92                         11,297.00
 2/28/2013                        11,576.97                         11,445.00
 3/31/2013                        12,011.15                         11,868.00
 4/30/2013                        12,242.56                         12,097.00
 5/31/2013                        12,528.94                         12,378.00
 6/30/2013                        12,360.69                         12,209.00
 7/31/2013                        12,989.65                         12,837.00
 8/31/2013                        12,613.45                         12,454.00
 9/30/2013                        13,009.00                         12,843.00
10/31/2013                        13,607.00                         13,431.00
11/30/2013                        14,021.66                         13,838.00
12/31/2013                        14,376.63                         14,183.00
 1/31/2014                        13,879.57                         13,688.00
 2/28/2014                        14,514.48                         14,312.00
 3/31/2014                        14,636.48                         14,430.00
 4/30/2014                        14,744.68                         14,532.00
 5/31/2014                        15,090.79                         14,873.00
 6/30/2014                        15,402.53                         15,172.00
 7/31/2014                        15,190.12                         14,961.00
 8/31/2014                        15,797.80                         15,557.00
 9/30/2014                        15,576.25                         15,335.00
10/31/2014                        15,956.71                         15,705.00
11/30/2014                        16,385.86                         16,124.00
12/31/2014                        16,344.58                         16,081.00
 1/31/2015                        15,853.93                         15,594.00
 2/28/2015                        16,765.08                         16,491.00
 3/31/2015                        16,499.95                         16,229.00
 4/30/2015                        16,658.23                         16,377.00
 5/31/2015                        16,872.45                         16,580.00
 6/30/2015                        16,545.83                         16,258.00
 7/31/2015                        16,892.48                         16,595.00
 8/31/2015                        15,873.30                         15,591.00
 9/30/2015                        15,480.54                         15,199.00
10/31/2015                        16,786.38                         16,480.00
11/30/2015                        16,836.30                         16,530.00
12/31/2015                        16,570.76                         16,263.00
 1/31/2016                        15,748.46                         15,455.00
 2/29/2016                        15,727.20                         15,427.00
 3/31/2016                        16,794.11                         16,471.00
 4/30/2016                        16,859.21                         16,533.00
 5/31/2016                        17,161.97                         16,825.00
 6/30/2016                        17,206.44                         16,867.00
 7/31/2016                        17,840.82                         17,487.00
 8/31/2016                        17,865.87                         17,504.00
 9/30/2016                        17,869.25                         17,504.00
10/31/2016                        17,543.29                         17,181.00
11/30/2016                        18,193.01                         17,815.00
12/31/2016                        18,552.61                         18,165.00
 1/31/2017                        18,904.49                         18,502.00
 2/28/2017                        19,655.11                         19,233.00
 3/31/2017                        19,678.04                         19,251.00
 4/30/2017                        19,880.13                         19,446.00
 5/31/2017                        20,159.90                         19,716.00
 6/30/2017                        20,285.73                         19,837.00
 7/31/2017                        20,702.86                         20,240.00
 8/31/2017                        20,766.23                         20,298.00
 9/30/2017                        21,194.60                         20,713.00
10/31/2017                        21,689.18                         21,193.00
11/30/2017                        22,354.39                         21,835.00
12/31/2017                        22,602.94                         22,076.00

                                   [END CHART]

             Data from 12/31/07 to 12/31/17.

The graph illustrates how a $10,000 hypothetical investment in the USAA S&P 500 Index Fund Member Shares closely tracks the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded U.S. stocks.

"Standard & Poor's(R)," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use. The USAA S&P 500 Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the USAA S&P 500 Index Fund. o Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

USAA S&P 500 INDEX FUND REWARD SHARES (REWARD SHARES)
(Ticker Symbol: USPRX)

--------------------------------------------------------------------------------
                                           12/31/17               12/31/16
--------------------------------------------------------------------------------
Net Assets                               $3.6 Billion           $3.0 Billion
Net Asset Value Per Share                   $38.01                $31.82

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                          10 YEARS
    21.64%                          15.61%                           8.36%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/16*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        0.18%        AFTER REIMBURSEMENT       0.15%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through April 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Reward Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.15% of the Reward Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after April 30, 2018. If the total annual operating expense ratio of the Reward Shares is lower than 0.15%, the Reward Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Reward Shares are currently offered for sale to qualified shareholders, USAA discretionary managed account program, and a USAA Fund participating in a fund-of-funds investment strategy.

================================================================================

6  | USAA S&P 500 INDEX FUND

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                     [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                       USAA S&P 500
                                      S&P 500                           INDEX FUND
                                       INDEX                           REWARD SHARES
12/31/2007                          $10,000.00                          $10,000.00
 1/31/2008                            9,400.18                            9,400.00
 2/29/2008                            9,094.81                            9,090.00
 3/31/2008                            9,055.54                            9,053.00
 4/30/2008                            9,496.57                            9,492.00
 5/31/2008                            9,619.58                            9,615.00
 6/30/2008                            8,808.61                            8,807.00
 7/31/2008                            8,734.57                            8,729.00
 8/31/2008                            8,860.91                            8,858.00
 9/30/2008                            8,071.34                            8,068.00
10/31/2008                            6,715.77                            6,710.00
11/30/2008                            6,233.89                            6,229.00
12/31/2008                            6,300.22                            6,293.00
 1/31/2009                            5,769.19                            5,767.00
 2/28/2009                            5,154.90                            5,152.00
 3/31/2009                            5,606.45                            5,600.00
 4/30/2009                            6,143.04                            6,140.00
 5/31/2009                            6,486.64                            6,482.00
 6/30/2009                            6,499.50                            6,494.00
 7/31/2009                            6,991.11                            6,984.00
 8/31/2009                            7,243.52                            7,239.00
 9/30/2009                            7,513.81                            7,505.00
10/31/2009                            7,374.22                            7,368.00
11/30/2009                            7,816.56                            7,809.00
12/31/2009                            7,967.54                            7,959.00
 1/31/2010                            7,680.92                            7,673.00
 2/28/2010                            7,918.85                            7,911.00
 3/31/2010                            8,396.71                            8,389.00
 4/30/2010                            8,529.28                            8,518.00
 5/31/2010                            7,848.21                            7,839.00
 6/30/2010                            7,437.37                            7,425.00
 7/31/2010                            7,958.45                            7,949.00
 8/31/2010                            7,599.17                            7,588.00
 9/30/2010                            8,277.36                            8,266.00
10/31/2010                            8,592.31                            8,580.00
11/30/2010                            8,593.41                            8,580.00
12/31/2010                            9,167.72                            9,152.00
 1/31/2011                            9,385.01                            9,366.00
 2/28/2011                            9,706.53                            9,686.00
 3/31/2011                            9,710.39                            9,693.00
 4/30/2011                            9,997.96                            9,976.00
 5/31/2011                            9,884.79                            9,863.00
 6/30/2011                            9,720.02                            9,699.00
 7/31/2011                            9,522.37                            9,498.00
 8/31/2011                            9,005.09                            8,982.00
 9/30/2011                            8,372.05                            8,348.00
10/31/2011                            9,287.05                            9,260.00
11/30/2011                            9,266.53                            9,241.00
12/31/2011                            9,361.32                            9,331.00
 1/31/2012                            9,780.85                            9,752.00
 2/29/2012                           10,203.79                           10,169.00
 3/31/2012                           10,539.59                           10,506.00
 4/30/2012                           10,473.44                           10,436.00
 5/31/2012                            9,843.98                            9,809.00
 6/30/2012                           10,249.57                           10,211.00
 7/31/2012                           10,391.92                           10,351.00
 8/31/2012                           10,625.98                           10,581.00
 9/30/2012                           10,900.57                           10,857.00
10/31/2012                           10,699.30                           10,655.00
11/30/2012                           10,761.37                           10,716.00
12/31/2012                           10,859.46                           10,812.00
 1/31/2013                           11,421.92                           11,370.00
 2/28/2013                           11,576.97                           11,524.00
 3/31/2013                           12,011.15                           11,954.00
 4/30/2013                           12,242.56                           12,183.00
 5/31/2013                           12,528.94                           12,467.00
 6/30/2013                           12,360.69                           12,293.00
 7/31/2013                           12,989.65                           12,926.00
 8/31/2013                           12,613.45                           12,545.00
 9/30/2013                           13,009.00                           12,935.00
10/31/2013                           13,607.00                           13,528.00
11/30/2013                           14,021.66                           13,937.00
12/31/2013                           14,376.63                           14,288.00
 1/31/2014                           13,879.57                           13,795.00
 2/28/2014                           14,514.48                           14,423.00
 3/31/2014                           14,636.48                           14,540.00
 4/30/2014                           14,744.68                           14,649.00
 5/31/2014                           15,090.79                           14,986.00
 6/30/2014                           15,402.53                           15,298.00
 7/31/2014                           15,190.12                           15,085.00
 8/31/2014                           15,797.80                           15,686.00
 9/30/2014                           15,576.25                           15,466.00
10/31/2014                           15,956.71                           15,839.00
11/30/2014                           16,385.86                           16,262.00
12/31/2014                           16,344.58                           16,221.00
 1/31/2015                           15,853.93                           15,730.00
 2/28/2015                           16,765.08                           16,629.00
 3/31/2015                           16,499.95                           16,369.00
 4/30/2015                           16,658.23                           16,524.00
 5/31/2015                           16,872.45                           16,729.00
 6/30/2015                           16,545.83                           16,408.00
 7/31/2015                           16,892.48                           16,748.00
 8/31/2015                           15,873.30                           15,735.00
 9/30/2015                           15,480.54                           15,344.00
10/31/2015                           16,786.38                           16,636.00
11/30/2015                           16,836.30                           16,686.00
12/31/2015                           16,570.76                           16,421.00
 1/31/2016                           15,748.46                           15,600.00
 2/29/2016                           15,727.20                           15,577.00
 3/31/2016                           16,794.11                           16,635.00
 4/30/2016                           16,859.21                           16,697.00
 5/31/2016                           17,161.97                           16,997.00
 6/30/2016                           17,206.44                           17,039.00
 7/31/2016                           17,840.82                           17,665.00
 8/31/2016                           17,865.87                           17,687.00
 9/30/2016                           17,869.25                           17,687.00
10/31/2016                           17,543.29                           17,361.00
11/30/2016                           18,193.01                           18,001.00
12/31/2016                           18,552.61                           18,358.00
 1/31/2017                           18,904.49                           18,704.00
 2/28/2017                           19,655.11                           19,442.00
 3/31/2017                           19,678.04                           19,465.00
 4/30/2017                           19,880.13                           19,662.00
 5/31/2017                           20,159.90                           19,934.00
 6/30/2017                           20,285.73                           20,056.00
 7/31/2017                           20,702.86                           20,464.00
 8/31/2017                           20,766.23                           20,523.00
 9/30/2017                           21,194.60                           20,947.00
10/31/2017                           21,689.18                           21,432.00
11/30/2017                           22,354.39                           22,087.00
12/31/2017                           22,602.94                           22,330.00

                                   [END CHART]

             Data from 12/31/07 to 12/31/17.

The graph illustrates how a $10,000 hypothetical investment in the USAA S&P 500 Index Fund Reward Shares closely tracks the S&P 500 Index (see page 5 for the benchmark definition).

"Standard & Poor's(R)," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use. The USAA S&P 500 Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the USAA S&P 500 Index Fund. o Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o TOP 10 EQUITY HOLDINGS - 12/31/17 o
                                (% of Net Assets)

Apple, Inc. ..............................................................  3.8%
Microsoft Corp. ..........................................................  2.9%
Amazon.com, Inc. .........................................................  2.0%
Facebook, Inc. "A"........................................................  1.8%
Berkshire Hathaway, Inc. "B"..............................................  1.7%
Johnson & Johnson.........................................................  1.6%
JPMorgan Chase & Co. .....................................................  1.6%
Exxon Mobil Corp. ........................................................  1.5%
Alphabet, Inc. "C"........................................................  1.4%
Alphabet, Inc. "A"........................................................  1.4%

You will find a complete list of securities that the Fund owns on pages 11-31.

                        o SECTOR ALLOCATION* - 12/31/17 o

                        [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                     23.6%
FINANCIALS                                                                 14.7%
HEALTH CARE                                                                13.7%
CONSUMER DISCRETIONARY                                                     12.1%
INDUSTRIALS                                                                10.2%
CONSUMER STAPLES                                                            8.1%
ENERGY                                                                      6.0%
MATERIALS                                                                   3.0%
UTILITIES                                                                   2.9%
REAL ESTATE                                                                 2.9%
TELECOMMUNICATION SERVICES                                                  2.0%

*Does not include money market instruments.

Percentages are of the net assets of the Fund, and may not equal 100%.

================================================================================

8  | USAA S&P 500 INDEX FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2017:

      DIVIDEND RECEIVED           QUALIFIED DIVIDEND           QUALIFIED
     DEDUCTION (CORPORATE       INCOME (NON-CORPORATE           INTEREST
       SHAREHOLDERS)(1)            SHAREHOLDERS)(1)             INCOME
     --------------------------------------------------------------------
            100%                        100%                     $521,000
     --------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA S&P 500 INDEX FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA S&P 500 Index Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of USAA S&P 500 Index Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
February 22, 2018

================================================================================

10  | USAA S&P 500 INDEX FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2017

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS (99.2%)

              CONSUMER DISCRETIONARY (12.1%)
              ------------------------------
              ADVERTISING (0.1%)
    116,987   Interpublic Group of Companies, Inc.                                                      $    2,358
     69,264   Omnicom Group, Inc.                                                                            5,045
                                                                                                        ----------
                                                                                                             7,403
                                                                                                        ----------
              APPAREL & ACCESSORIES & LUXURY GOODS (0.3%)
    109,931   Hanesbrands, Inc.                                                                              2,299
     45,745   Michael Kors Holdings Ltd.*                                                                    2,880
     23,303   PVH Corp.                                                                                      3,197
     16,677   Ralph Lauren Corp.                                                                             1,729
     85,608   Tapestry, Inc.                                                                                 3,787
     55,945   Under Armour, Inc. "A"*,(a)                                                                      807
     55,116   Under Armour, Inc. "C"*,(a)                                                                      734
     98,731   V.F. Corp.                                                                                     7,306
                                                                                                        ----------
                                                                                                            22,739
                                                                                                        ----------
              APPAREL RETAIL (0.5%)
     37,205   Foot Locker, Inc.                                                                              1,744
     65,551   Gap, Inc.                                                                                      2,233
     74,345   L Brands, Inc.                                                                                 4,477
    116,076   Ross Stores, Inc.                                                                              9,315
    191,545   TJX Companies, Inc.                                                                           14,646
                                                                                                        ----------
                                                                                                            32,415
                                                                                                        ----------
              AUTO PARTS & EQUIPMENT (0.1%)
     80,068   Aptiv plc                                                                                      6,792
     59,700   BorgWarner, Inc.                                                                               3,050
                                                                                                        ----------
                                                                                                             9,842
                                                                                                        ----------
              AUTOMOBILE MANUFACTURERS (0.4%)
  1,174,497   Ford Motor Co.                                                                                14,669
    384,863   General Motors Co.                                                                            15,776
                                                                                                        ----------
                                                                                                            30,445
                                                                                                        ----------
              AUTOMOTIVE RETAIL (0.3%)
     22,308   Advance Auto Parts, Inc.                                                                       2,224
      8,277   AutoZone, Inc.*                                                                                5,888

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------

     54,986   CarMax, Inc.*                                                                             $    3,526
     25,598   O'Reilly Automotive, Inc.*                                                                     6,158
                                                                                                        ----------
                                                                                                            17,796
                                                                                                        ----------
              BROADCASTING (0.2%)
    109,255   CBS Corp. "B"                                                                                  6,446
     46,099   Discovery Communications, Inc. "A"*                                                            1,032
     61,069   Discovery Communications, Inc. "C"*                                                            1,293
     29,081   Scripps Networks Interactive, Inc. "A"                                                         2,483
                                                                                                        ----------
                                                                                                            11,254
                                                                                                        ----------
              CABLE & SATELLITE (1.1%)
     58,381   Charter Communications, Inc. "A"*                                                             19,614
  1,404,292   Comcast Corp. "A"                                                                             56,242
     68,736   DISH Network Corp. "A"                                                                         3,282
                                                                                                        ----------
                                                                                                            79,138
                                                                                                        ----------
              CASINOS & GAMING (0.1%)
    153,381   MGM Resorts International                                                                      5,122
     24,195   Wynn Resorts Ltd.                                                                              4,079
                                                                                                        ----------
                                                                                                             9,201
                                                                                                        ----------
              COMPUTER & ELECTRONIC RETAIL (0.1%)
     76,564   Best Buy Co., Inc.                                                                             5,242
                                                                                                        ----------
              CONSUMER ELECTRONICS (0.0%)
     33,326   Garmin Ltd.                                                                                    1,985
                                                                                                        ----------
              DEPARTMENT STORES (0.1%)
     50,715   Kohl's Corp.                                                                                   2,750
     91,376   Macy's, Inc.                                                                                   2,302
     35,189   Nordstrom, Inc.                                                                                1,667
                                                                                                        ----------
                                                                                                             6,719
                                                                                                        ----------
              DISTRIBUTORS (0.1%)
     44,072   Genuine Parts Co.                                                                              4,187
     93,040   LKQ Corp.*                                                                                     3,784
                                                                                                        ----------
                                                                                                             7,971
                                                                                                        ----------
              FOOTWEAR (0.4%)
    395,589   NIKE, Inc. "B"                                                                                24,744
                                                                                                        ----------
              GENERAL MERCHANDISE STORES (0.4%)
     78,433   Dollar General Corp.                                                                           7,295
     71,383   Dollar Tree, Inc.*                                                                             7,660
    163,728   Target Corp.                                                                                  10,683
                                                                                                        ----------
                                                                                                            25,638
                                                                                                        ----------

================================================================================

12  | USAA S&P 500 INDEX FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              HOME FURNISHINGS (0.1%)
     39,706   Leggett & Platt, Inc.                                                                     $    1,895
     19,026   Mohawk Industries, Inc.*                                                                       5,250
                                                                                                        ----------
                                                                                                             7,145
                                                                                                        ----------
              HOME IMPROVEMENT RETAIL (1.3%)
    351,570   Home Depot, Inc.                                                                              66,633
    250,728   Lowe's Companies, Inc.                                                                        23,303
                                                                                                        ----------
                                                                                                            89,936
                                                                                                        ----------
              HOMEBUILDING (0.2%)
    102,730   D.R. Horton, Inc.                                                                              5,246
     61,556   Lennar Corp. "A"                                                                               3,893
     81,416   PulteGroup, Inc.                                                                               2,707
                                                                                                        ----------
                                                                                                            11,846
                                                                                                        ----------
              HOTELS, RESORTS & CRUISE LINES (0.5%)
    122,759   Carnival Corp.                                                                                 8,147
     60,862   Hilton Worldwide Holdings, Inc.                                                                4,860
     92,189   Marriott International, Inc. "A"                                                              12,513
     53,770   Norwegian Cruise Line Holdings Ltd.*                                                           2,863
     51,614   Royal Caribbean Cruises Ltd.                                                                   6,157
     30,490   Wyndham Worldwide Corp.                                                                        3,533
                                                                                                        ----------
                                                                                                            38,073
                                                                                                        ----------
              HOUSEHOLD APPLIANCES (0.1%)
     21,633   Whirlpool Corp.                                                                                3,648
                                                                                                        ----------
              HOUSEWARES & SPECIALTIES (0.1%)
    147,740   Newell Brands, Inc.                                                                            4,565
                                                                                                        ----------
              INTERNET & DIRECT MARKETING RETAIL (2.8%)
    120,416   Amazon.com, Inc.*                                                                            140,823
     37,005   Expedia, Inc.                                                                                  4,432
    130,283   Netflix, Inc.*                                                                                25,009
     14,683   Priceline Group, Inc.*                                                                        25,515
     32,757   TripAdvisor, Inc.*                                                                             1,129
                                                                                                        ----------
                                                                                                           196,908
                                                                                                        ----------
              LEISURE PRODUCTS (0.1%)
     34,213   Hasbro, Inc.                                                                                   3,110
    103,669   Mattel, Inc.*,(a)                                                                              1,594
                                                                                                        ----------
                                                                                                             4,704
                                                                                                        ----------
              MOTORCYCLE MANUFACTURERS (0.0%)
     50,666   Harley-Davidson, Inc.                                                                          2,578
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              MOVIES & ENTERTAINMENT (1.3%)
    234,402   Time Warner, Inc.                                                                         $   21,441
    317,315   Twenty-First Century Fox, Inc. "A"                                                            10,957
    132,458   Twenty-First Century Fox, Inc. "B"                                                             4,519
    106,354   Viacom, Inc. "B"                                                                               3,277
    454,701   Walt Disney Co.                                                                               48,885
                                                                                                        ----------
                                                                                                            89,079
                                                                                                        ----------
              PUBLISHING (0.0%)
    115,267   News Corp. "A"                                                                                 1,868
     36,078   News Corp. "B"                                                                                   599
                                                                                                        ----------
                                                                                                             2,467
                                                                                                        ----------
              RESTAURANTS (1.2%)
      7,471   Chipotle Mexican Grill, Inc.*                                                                  2,159
     37,229   Darden Restaurants, Inc.                                                                       3,575
    240,001   McDonald's Corp.                                                                              41,309
    428,345   Starbucks Corp.                                                                               24,600
    101,427   Yum! Brands, Inc.                                                                              8,277
                                                                                                        ----------
                                                                                                            79,920
                                                                                                        ----------
              SPECIALIZED CONSUMER SERVICES (0.0%)
     63,034   H&R Block, Inc.                                                                                1,653
                                                                                                        ----------
              SPECIALTY STORES (0.2%)
     18,149   Signet Jewelers Ltd.                                                                           1,026
     30,832   Tiffany & Co.                                                                                  3,205
     37,724   Tractor Supply Co.                                                                             2,820
     17,615   Ulta Beauty, Inc.                                                                              3,940
                                                                                                        ----------
                                                                                                            10,991
                                                                                                        ----------
              TIRES & RUBBER (0.0%)
     74,150   Goodyear Tire & Rubber Co.                                                                     2,396
                                                                                                        ----------
              Total Consumer Discretionary                                                                 838,441
                                                                                                        ----------
              CONSUMER STAPLES (8.1%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
    168,308   Archer-Daniels-Midland Co.                                                                     6,746
                                                                                                        ----------
              BREWERS (0.1%)
     55,689   Molson Coors Brewing Co. "B"                                                                   4,570
                                                                                                        ----------
              DISTILLERS & VINTNERS (0.2%)
     58,818   Brown-Forman Corp. "B"                                                                         4,039
     51,867   Constellation Brands, Inc. "A"                                                                11,855
                                                                                                        ----------
                                                                                                            15,894
                                                                                                        ----------

================================================================================

14  | USAA S&P 500 INDEX FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              DRUG RETAIL (0.6%)
    304,999   CVS Health Corp.                                                                          $   22,113
    261,392   Walgreens Boots Alliance, Inc.                                                                18,982
                                                                                                        ----------
                                                                                                            41,095
                                                                                                        ----------
              FOOD DISTRIBUTORS (0.1%)
    144,311   Sysco Corp.                                                                                    8,764
                                                                                                        ----------
              FOOD RETAIL (0.1%)
    267,802   Kroger Co.                                                                                     7,351
                                                                                                        ----------
              HOUSEHOLD PRODUCTS (1.6%)
     75,235   Church & Dwight Co., Inc.                                                                      3,774
     38,819   Clorox Co.                                                                                     5,774
    264,500   Colgate-Palmolive Co.                                                                         19,956
    105,882   Kimberly-Clark Corp.                                                                          12,776
    767,161   Procter & Gamble Co.(b)                                                                       70,487
                                                                                                        ----------
                                                                                                           112,767
                                                                                                        ----------
              HYPERMARKETS & SUPER CENTERS (1.0%)
    131,564   Costco Wholesale Corp.                                                                        24,487
    440,689   Wal-Mart Stores, Inc.(b)                                                                      43,518
                                                                                                        ----------
                                                                                                            68,005
                                                                                                        ----------
              PACKAGED FOOD & MEAT (1.1%)
     57,818   Campbell Soup Co.                                                                              2,782
    122,951   Conagra Brands, Inc.                                                                           4,631
    171,077   General Mills, Inc.                                                                           10,143
     42,551   Hershey Co.                                                                                    4,830
     81,225   Hormel Foods Corp.                                                                             2,956
     34,260   J.M. Smucker Co.                                                                               4,256
     74,885   Kellogg Co.                                                                                    5,091
    179,731   Kraft Heinz Co.                                                                               13,976
     36,032   McCormick & Co., Inc.                                                                          3,672
    449,898   Mondelez International, Inc. "A"                                                              19,256
     89,586   Tyson Foods, Inc. "A"                                                                          7,263
                                                                                                        ----------
                                                                                                            78,856
                                                                                                        ----------
              PERSONAL PRODUCTS (0.2%)
    142,164   Coty, Inc. "A"                                                                                 2,828
     67,371   Estee Lauder Companies, Inc. "A"                                                               8,572
                                                                                                        ----------
                                                                                                            11,400
                                                                                                        ----------
              SOFT DRINKS (1.7%)
  1,154,515   Coca-Cola Co.                                                                                 52,969
     54,354   Dr Pepper Snapple Group, Inc.                                                                  5,276

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    123,951   Monster Beverage Corp.*                                                                   $    7,845
    428,172   PepsiCo, Inc.                                                                                 51,346
                                                                                                        ----------
                                                                                                           117,436
                                                                                                        ----------
              TOBACCO (1.3%)
    574,493   Altria Group, Inc.                                                                            41,024
    467,599   Philip Morris International, Inc.                                                             49,402
                                                                                                        ----------
                                                                                                            90,426
                                                                                                        ----------
              Total Consumer Staples                                                                       563,310
                                                                                                        ----------
              ENERGY (6.0%)
              -------------
              INTEGRATED OIL & GAS (2.8%)
    571,856   Chevron Corp.                                                                                 71,591
  1,275,746   Exxon Mobil Corp.                                                                            106,703
    230,406   Occidental Petroleum Corp.                                                                    16,972
                                                                                                        ----------
                                                                                                           195,266
                                                                                                        ----------
              OIL & GAS DRILLING (0.0%)
     32,537   Helmerich & Payne, Inc.(a)                                                                     2,103
                                                                                                        ----------
              OIL & GAS EQUIPMENT & SERVICES (0.8%)
    129,054   Baker Hughes, a GE Co.                                                                         4,083
    262,772   Halliburton Co.                                                                               12,842
    114,462   National Oilwell Varco, Inc.                                                                   4,123
    417,026   Schlumberger Ltd.                                                                             28,103
    131,995   TechnipFMC plc                                                                                 4,133
                                                                                                        ----------
                                                                                                            53,284
                                                                                                        ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.5%)
    164,745   Anadarko Petroleum Corp.                                                                       8,837
    114,733   Apache Corp.                                                                                   4,844
    139,249   Cabot Oil & Gas Corp.                                                                          3,983
    273,472   Chesapeake Energy Corp.*                                                                       1,083
     28,718   Cimarex Energy Co.                                                                             3,504
     44,775   Concho Resources, Inc.*                                                                        6,726
    359,954   ConocoPhillips                                                                                19,758
    158,218   Devon Energy Corp.                                                                             6,550
    174,100   EOG Resources, Inc.                                                                           18,787
     73,716   EQT Corp.                                                                                      4,196
     81,210   Hess Corp.                                                                                     3,855
    256,143   Marathon Oil Corp.                                                                             4,336
     59,982   Newfield Exploration Co.*                                                                      1,891
    146,274   Noble Energy, Inc.                                                                             4,262
     51,234   Pioneer Natural Resources Co.                                                                  8,856
     67,916   Range Resources Corp.                                                                          1,159
                                                                                                        ----------
                                                                                                           102,627
                                                                                                        ----------

================================================================================

16  | USAA S&P 500 INDEX FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              OIL & GAS REFINING & MARKETING (0.6%)
     43,151   Andeavor                                                                                  $    4,934
    147,054   Marathon Petroleum Corp.                                                                       9,703
    129,365   Phillips 66                                                                                   13,085
    131,748   Valero Energy Corp.                                                                           12,109
                                                                                                        ----------
                                                                                                            39,831
                                                                                                        ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.3%)
    578,355   Kinder Morgan, Inc.                                                                           10,451
    115,444   ONEOK, Inc.                                                                                    6,170
    248,912   Williams Companies, Inc.                                                                       7,589
                                                                                                        ----------
                                                                                                            24,210
                                                                                                        ----------
              Total Energy                                                                                 417,321
                                                                                                        ----------
              FINANCIALS (14.7%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.2%)
     16,761   Affiliated Managers Group, Inc.                                                                3,440
     44,555   Ameriprise Financial, Inc.                                                                     7,551
    308,403   Bank of New York Mellon Corp.                                                                 16,611
     37,162   BlackRock, Inc.                                                                               19,090
     98,322   Franklin Resources, Inc.                                                                       4,260
    122,819   Invesco Ltd.                                                                                   4,488
     63,759   Northern Trust Corp.(c)                                                                        6,369
    111,684   State Street Corp.                                                                            10,901
     72,979   T. Rowe Price Group, Inc.                                                                      7,658
                                                                                                        ----------
                                                                                                            80,368
                                                                                                        ----------
              CONSUMER FINANCE (0.8%)
    216,916   American Express Co.                                                                          21,542
    145,947   Capital One Financial Corp.                                                                   14,533
    109,411   Discover Financial Services                                                                    8,416
     79,180   Navient Corp.                                                                                  1,055
    221,496   Synchrony Financial                                                                            8,552
                                                                                                        ----------
                                                                                                            54,098
                                                                                                        ----------
              DIVERSIFIED BANKS (5.2%)
  2,920,626   Bank of America Corp.(b)                                                                      86,217
    796,051   Citigroup, Inc.                                                                               59,234
  1,044,664   JPMorgan Chase & Co.(b)                                                                      111,717
    474,677   U.S. Bancorp                                                                                  25,433
  1,334,331   Wells Fargo & Co.                                                                             80,954
                                                                                                        ----------
                                                                                                           363,555
                                                                                                        ----------
              FINANCIAL EXCHANGES & DATA (0.8%)
     34,183   CBOE Holdings, Inc.                                                                            4,259
    102,482   CME Group, Inc.                                                                               14,968

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    176,178   Intercontinental Exchange, Inc.                                                           $   12,431
     50,018   Moody's Corp.                                                                                  7,383
     35,051   NASDAQ, Inc.                                                                                   2,693
     76,791   S&P Global, Inc.                                                                              13,008
                                                                                                        ----------
                                                                                                            54,742
                                                                                                        ----------
              INSURANCE BROKERS (0.5%)
     75,234   Aon plc                                                                                       10,081
     54,542   Arthur J. Gallagher & Co.                                                                      3,451
    153,735   Marsh & McLennan Companies, Inc.                                                              12,513
     39,748   Willis Towers Watson plc                                                                       5,990
                                                                                                        ----------
                                                                                                            32,035
                                                                                                        ----------
              INVESTMENT BANKING & BROKERAGE (1.1%)
    359,277   Charles Schwab Corp.                                                                          18,456
     81,544   E*trade Financial Corp.*                                                                       4,042
    105,630   Goldman Sachs Group, Inc.                                                                     26,910
    419,194   Morgan Stanley                                                                                21,995
     38,740   Raymond James Financial, Inc.                                                                  3,460
                                                                                                        ----------
                                                                                                            74,863
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (0.9%)
    118,471   AFLAC, Inc.                                                                                   10,399
     28,919   Brighthouse Financial, Inc.*                                                                   1,696
     65,875   Lincoln National Corp.                                                                         5,064
    316,814   MetLife, Inc.                                                                                 16,018
     80,833   Principal Financial Group, Inc.                                                                5,704
    127,648   Prudential Financial, Inc.                                                                    14,677
     32,225   Torchmark Corp.                                                                                2,923
     67,526   Unum Group                                                                                     3,706
                                                                                                        ----------
                                                                                                            60,187
                                                                                                        ----------
              MULTI-LINE INSURANCE (0.4%)
    270,645   American International Group, Inc.                                                            16,125
     16,220   Assurant, Inc.                                                                                 1,636
    107,385   Hartford Financial Services Group, Inc.                                                        6,044
     83,178   Loews Corp.                                                                                    4,161
                                                                                                        ----------
                                                                                                            27,966
                                                                                                        ----------
              MULTI-SECTOR HOLDINGS (1.7%)
    579,421   Berkshire Hathaway, Inc. "B"*                                                                114,853
     94,397   Leucadia National Corp.                                                                        2,500
                                                                                                        ----------
                                                                                                           117,353
                                                                                                        ----------
              PROPERTY & CASUALTY INSURANCE (0.8%)
    108,022   Allstate Corp.                                                                                11,311
    139,758   Chubb Ltd.                                                                                    20,423

================================================================================

18  | USAA S&P 500 INDEX FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
     44,961   Cincinnati Financial Corp.                                                                $    3,371
    175,092   Progressive Corp.                                                                              9,861
     82,396   Travelers Companies, Inc.                                                                     11,176
     76,928   XL Group Ltd.                                                                                  2,705
                                                                                                        ----------
                                                                                                            58,847
                                                                                                        ----------
              REGIONAL BANKS (1.3%)
    237,540   BB&T Corp.                                                                                    11,811
    148,133   Citizens Financial Group, Inc.                                                                 6,219
     52,370   Comerica, Inc.                                                                                 4,546
    212,442   Fifth Third Bancorp                                                                            6,446
    325,082   Huntington Bancshares, Inc.                                                                    4,733
    323,810   KeyCorp                                                                                        6,531
     45,321   M&T Bank Corp.                                                                                 7,749
    104,417   People's United Financial, Inc.                                                                1,953
    143,264   PNC Financial Services Group, Inc.                                                            20,672
    349,267   Regions Financial Corp.                                                                        6,035
    143,339   SunTrust Banks, Inc.                                                                           9,258
     60,051   Zions Bancorp                                                                                  3,052
                                                                                                        ----------
                                                                                                            89,005
                                                                                                        ----------
              REINSURANCE (0.0%)
     12,372   Everest Re Group Ltd.                                                                          2,737
                                                                                                        ----------
              Total Financials                                                                           1,015,756
                                                                                                        ----------
              HEALTH CARE (13.7%)
              -------------------
              BIOTECHNOLOGY (2.8%)
    479,943   AbbVie, Inc.                                                                                  46,415
     67,264   Alexion Pharmaceuticals, Inc.*                                                                 8,044
    218,556   Amgen, Inc.                                                                                   38,007
     63,658   Biogen, Inc.*                                                                                 20,279
    237,044   Celgene Corp.*                                                                                24,738
    393,285   Gilead Sciences, Inc.(b)                                                                      28,175
     52,739   Incyte Corp.*                                                                                  4,995
     23,194   Regeneron Pharmaceuticals, Inc.*                                                               8,720
     76,144   Vertex Pharmaceuticals, Inc.*                                                                 11,411
                                                                                                        ----------
                                                                                                           190,784
                                                                                                        ----------
              HEALTH CARE DISTRIBUTORS (0.3%)
     48,653   AmerisourceBergen Corp.                                                                        4,467
     94,683   Cardinal Health, Inc.                                                                          5,801
     47,245   Henry Schein, Inc.*                                                                            3,302
     62,764   McKesson Corp.                                                                                 9,788
     24,584   Patterson Companies, Inc.                                                                        888
                                                                                                        ----------
                                                                                                            24,246
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT (2.5%)
    524,074   Abbott Laboratories                                                                       $   29,909
    150,938   Baxter International, Inc.                                                                     9,757
     79,786   Becton, Dickinson & Co.*                                                                      17,079
    413,439   Boston Scientific Corp.*                                                                      10,249
    184,310   Danaher Corp.                                                                                 17,108
     63,715   Edwards Lifesciences Corp.*                                                                    7,181
     83,017   Hologic, Inc.*                                                                                 3,549
     26,260   IDEXX Laboratories, Inc.*                                                                      4,107
     33,737   Intuitive Surgical, Inc.*                                                                     12,312
    407,542   Medtronic plc                                                                                 32,909
     42,615   ResMed, Inc.                                                                                   3,609
     96,908   Stryker Corp.                                                                                 15,005
     27,535   Varian Medical Systems, Inc.*                                                                  3,060
     60,968   Zimmer Biomet Holdings, Inc.                                                                   7,357
                                                                                                        ----------
                                                                                                           173,191
                                                                                                        ----------
              HEALTH CARE FACILITIES (0.1%)
     85,277   HCA Healthcare, Inc.                                                                           7,491
     26,444   Universal Health Services, Inc. "B"                                                            2,997
                                                                                                        ----------
                                                                                                            10,488
                                                                                                        ----------
              HEALTH CARE SERVICES (0.4%)
     45,563   DaVita, Inc.*                                                                                  3,292
     36,300   Envision Healthcare Corp.*                                                                     1,254
    170,519   Express Scripts Holding Co.*                                                                  12,728
     30,646   Laboratory Corp. of America Holdings*                                                          4,888
     41,112   Quest Diagnostics, Inc.                                                                        4,049
                                                                                                        ----------
                                                                                                            26,211
                                                                                                        ----------
              HEALTH CARE SUPPLIES (0.2%)
     21,727   Align Technology, Inc.*                                                                        4,828
     14,739   Cooper Companies, Inc.                                                                         3,211
     69,192   Dentsply Sirona, Inc.                                                                          4,555
                                                                                                        ----------
                                                                                                            12,594
                                                                                                        ----------
              HEALTH CARE TECHNOLOGY (0.1%)
     95,073   Cerner Corp.*                                                                                  6,407
                                                                                                        ----------
              LIFE SCIENCES TOOLS & SERVICES (0.8%)
     96,925   Agilent Technologies, Inc.                                                                     6,491
     43,972   Illumina, Inc.*                                                                                9,607
     43,837   Iqvia Holdings, Inc.*                                                                          4,292
      7,709   Mettler-Toledo International, Inc.*                                                            4,776
     33,069   PerkinElmer, Inc.                                                                              2,418

================================================================================

20  | USAA S&P 500 INDEX FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    120,733   Thermo Fisher Scientific, Inc.                                                            $   22,925
     23,924   Waters Corp.*                                                                                  4,622
                                                                                                        ----------
                                                                                                            55,131
                                                                                                        ----------
              MANAGED HEALTH CARE (1.9%)
     98,182   Aetna, Inc.                                                                                   17,711
     77,305   Anthem, Inc.                                                                                  17,395
     51,895   Centene Corp.*                                                                                 5,235
     74,232   Cigna Corp.                                                                                   15,076
     43,012   Humana, Inc.                                                                                  10,670
    291,764   UnitedHealth Group, Inc.                                                                      64,322
                                                                                                        ----------
                                                                                                           130,409
                                                                                                        ----------
              PHARMACEUTICALS (4.6%)
    100,135   Allergan plc                                                                                  16,380
    492,777   Bristol-Myers Squibb Co.                                                                      30,197
    291,713   Eli Lilly & Co.                                                                               24,638
    808,852   Johnson & Johnson(b)                                                                         113,013
    823,501   Merck & Co., Inc.(b)                                                                          46,338
    161,496   Mylan N.V.*                                                                                    6,833
     39,438   Perrigo Co. plc                                                                                3,437
  1,794,659   Pfizer, Inc.(b)                                                                               65,003
    146,619   Zoetis, Inc.                                                                                  10,563
                                                                                                        ----------
                                                                                                           316,402
                                                                                                        ----------
              Total Health Care                                                                            945,863
                                                                                                        ----------
              INDUSTRIALS (10.2%)
              -------------------
              AEROSPACE & DEFENSE (2.6%)
    127,610   Arconic, Inc.                                                                                  3,477
    168,555   Boeing Co.                                                                                    49,709
     83,617   General Dynamics Corp.                                                                        17,012
     35,878   Harris Corp.                                                                                   5,082
     23,559   L3 Technologies, Inc.                                                                          4,661
     75,106   Lockheed Martin Corp.                                                                         24,113
     52,412   Northrop Grumman Corp.                                                                        16,086
     86,999   Raytheon Co.                                                                                  16,343
     49,014   Rockwell Collins, Inc.                                                                         6,647
     79,184   Textron, Inc.                                                                                  4,481
     14,549   TransDigm Group, Inc.                                                                          3,995
    223,603   United Technologies Corp.                                                                     28,525
                                                                                                        ----------
                                                                                                           180,131
                                                                                                        ----------
              AGRICULTURE & FARM MACHINERY (0.2%)
     96,301   Deere & Co.                                                                                   15,072
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              AIR FREIGHT & LOGISTICS (0.7%)
     41,974   C.H. Robinson Worldwide, Inc.                                                             $    3,740
     53,508   Expeditors International of Washington, Inc.                                                   3,461
     74,273   FedEx Corp.                                                                                   18,534
    206,851   United Parcel Service, Inc. "B"                                                               24,646
                                                                                                        ----------
                                                                                                            50,381
                                                                                                        ----------
              AIRLINES (0.5%)
     37,046   Alaska Air Group, Inc.                                                                         2,723
    128,212   American Airlines Group, Inc.                                                                  6,671
    197,475   Delta Air Lines, Inc.                                                                         11,059
    164,361   Southwest Airlines Co.                                                                        10,757
     75,813   United Continental Holdings, Inc.*                                                             5,110
                                                                                                        ----------
                                                                                                            36,320
                                                                                                        ----------
              BUILDING PRODUCTS (0.3%)
     43,889   A.O. Smith Corp.                                                                               2,689
     28,600   Allegion plc                                                                                   2,275
     46,356   Fortune Brands Home & Security, Inc.                                                           3,173
    278,622   Johnson Controls International plc                                                            10,618
     94,690   Masco Corp.                                                                                    4,161
                                                                                                        ----------
                                                                                                            22,916
                                                                                                        ----------
              CONSTRUCTION & ENGINEERING (0.1%)
     42,100   Fluor Corp.                                                                                    2,174
     36,355   Jacobs Engineering Group, Inc.                                                                 2,398
     46,549   Quanta Services, Inc.*                                                                         1,821
                                                                                                        ----------
                                                                                                             6,393
                                                                                                        ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.6%)
    179,119   Caterpillar, Inc.                                                                             28,225
     46,969   Cummins, Inc.                                                                                  8,297
    105,856   PACCAR, Inc.                                                                                   7,524
                                                                                                        ----------
                                                                                                            44,046
                                                                                                        ----------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
     25,920   Cintas Corp.                                                                                   4,039
                                                                                                        ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
     12,645   Acuity Brands, Inc.                                                                            2,225
     69,613   AMETEK, Inc.                                                                                   5,045
    132,659   Eaton Corp. plc                                                                               10,481
    193,249   Emerson Electric Co.                                                                          13,468
     38,699   Rockwell Automation, Inc.                                                                      7,599
                                                                                                        ----------
                                                                                                            38,818
                                                                                                        ----------

================================================================================

22  | USAA S&P 500 INDEX FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
     68,403   Republic Services, Inc.                                                                   $    4,625
     25,602   Stericycle, Inc.*                                                                              1,740
    120,264   Waste Management, Inc.                                                                        10,379
                                                                                                        ----------
                                                                                                            16,744
                                                                                                        ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
     37,702   Robert Half International, Inc.                                                                2,094
                                                                                                        ----------
              INDUSTRIAL CONGLOMERATES (1.9%)
    179,669   3M Co.                                                                                        42,289
  2,610,950   General Electric Co.                                                                          45,561
    229,357   Honeywell International, Inc.                                                                 35,174
     30,815   Roper Technologies, Inc.                                                                       7,981
                                                                                                        ----------
                                                                                                           131,005
                                                                                                        ----------
              INDUSTRIAL MACHINERY (0.9%)
     46,931   Dover Corp.                                                                                    4,740
     39,332   Flowserve Corp.                                                                                1,657
     92,082   Fortive Corp.                                                                                  6,662
     92,816   Illinois Tool Works, Inc.                                                                     15,486
     75,229   Ingersoll-Rand plc                                                                             6,710
     40,109   Parker-Hannifin Corp.                                                                          8,005
     49,843   Pentair plc                                                                                    3,520
     17,125   Snap-on, Inc.                                                                                  2,985
     46,170   Stanley Black & Decker, Inc.                                                                   7,835
     54,069   Xylem, Inc.                                                                                    3,687
                                                                                                        ----------
                                                                                                            61,287
                                                                                                        ----------
              RAILROADS (0.9%)
    269,078   CSX Corp.                                                                                     14,802
     31,177   Kansas City Southern                                                                           3,280
     86,153   Norfolk Southern Corp.                                                                        12,484
    236,999   Union Pacific Corp.                                                                           31,782
                                                                                                        ----------
                                                                                                            62,348
                                                                                                        ----------
              RESEARCH & CONSULTING SERVICES (0.3%)
     36,168   Equifax, Inc.                                                                                  4,265
    109,502   IHS Markit Ltd.*                                                                               4,944
    100,682   Nielsen Holdings plc                                                                           3,665
     46,856   Verisk Analytics, Inc.*                                                                        4,498
                                                                                                        ----------
                                                                                                            17,372
                                                                                                        ----------
              TRADING COMPANIES & DISTRIBUTORS (0.2%)
     86,501   Fastenal Co.                                                                                   4,731
     25,496   United Rentals, Inc.*                                                                          4,383

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
     15,610   W.W. Grainger, Inc.                                                                       $    3,688
                                                                                                        ----------
                                                                                                            12,802
                                                                                                        ----------
              TRUCKING (0.1%)
     25,778   J.B. Hunt Transport Services, Inc.                                                             2,964
                                                                                                        ----------
              Total Industrials                                                                            704,732
                                                                                                        ----------
              INFORMATION TECHNOLOGY (23.6%)
              ------------------------------
              APPLICATION SOFTWARE (1.2%)
    148,410   Adobe Systems, Inc.*                                                                          26,007
     25,562   ANSYS, Inc.*                                                                                   3,773
     65,991   Autodesk, Inc.*                                                                                6,918
     84,996   Cadence Design Systems, Inc.*                                                                  3,555
     43,203   Citrix Systems, Inc.*                                                                          3,802
     73,115   Intuit, Inc.                                                                                  11,536
    206,585   salesforce.com, Inc.*                                                                         21,119
     45,295   Synopsys, Inc.*                                                                                3,861
                                                                                                        ----------
                                                                                                            80,571
                                                                                                        ----------
              COMMUNICATIONS EQUIPMENT (1.0%)
  1,488,378   Cisco Systems, Inc.                                                                           57,005
     18,882   F5 Networks, Inc.*                                                                             2,478
    112,875   Juniper Networks, Inc.                                                                         3,217
     48,773   Motorola Solutions, Inc.                                                                       4,406
                                                                                                        ----------
                                                                                                            67,106
                                                                                                        ----------
              DATA PROCESSING & OUTSOURCED SERVICES (2.7%)
     14,501   Alliance Data Systems Corp.                                                                    3,676
    133,535   Automatic Data Processing, Inc.                                                               15,649
    100,511   Fidelity National Information Services, Inc.                                                   9,457
     62,738   Fiserv, Inc.*                                                                                  8,227
     47,910   Global Payments, Inc.                                                                          4,802
    279,638   Mastercard, Inc. "A"                                                                          42,326
     96,280   Paychex, Inc.                                                                                  6,555
    340,152   PayPal Holdings, Inc.*                                                                        25,042
     50,365   Total System Services, Inc.                                                                    3,983
    545,991   Visa, Inc. "A"                                                                                62,254
    138,283   Western Union Co.                                                                              2,629
                                                                                                        ----------
                                                                                                           184,600
                                                                                                        ----------
              ELECTRONIC COMPONENTS (0.2%)
     91,911   Amphenol Corp. "A"                                                                             8,070
    261,633   Corning, Inc.                                                                                  8,369
                                                                                                        ----------
                                                                                                            16,439
                                                                                                        ----------

================================================================================

24  | USAA S&P 500 INDEX FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
     41,722   FLIR Systems, Inc.                                                                        $    1,945
                                                                                                        ----------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
    105,851   TE Connectivity Ltd.                                                                          10,060
                                                                                                        ----------
              HOME ENTERTAINMENT SOFTWARE (0.4%)
    227,640   Activision Blizzard, Inc.                                                                     14,414
     92,629   Electronic Arts, Inc.*                                                                         9,732
                                                                                                        ----------
                                                                                                            24,146
                                                                                                        ----------
              INTERNET SOFTWARE & SERVICES (4.8%)
     51,056   Akamai Technologies, Inc.*                                                                     3,321
     89,733   Alphabet, Inc. "A"*                                                                           94,525
     90,882   Alphabet, Inc. "C"*,(a)                                                                       95,099
    292,447   eBay, Inc.*                                                                                   11,037
    717,996   Facebook, Inc. "A"*                                                                          126,697
     25,509   VeriSign, Inc.(a)                                                                              2,919
                                                                                                        ----------
                                                                                                           333,598
                                                                                                        ----------
              IT CONSULTING & OTHER SERVICES (1.4%)
    186,056   Accenture plc "A"                                                                             28,483
    177,528   Cognizant Technology Solutions Corp. "A"                                                      12,608
     49,176   CSRA, Inc.                                                                                     1,471
     85,886   DXC Technology Co.                                                                             8,151
     27,293   Gartner, Inc.*                                                                                 3,361
    259,219   International Business Machines Corp.                                                         39,770
                                                                                                        ----------
                                                                                                            93,844
                                                                                                        ----------
              SEMICONDUCTOR EQUIPMENT (0.4%)
    321,082   Applied Materials, Inc.                                                                       16,414
     47,184   KLA-Tencor Corp.                                                                               4,957
     48,746   Lam Research Corp.                                                                             8,973
                                                                                                        ----------
                                                                                                            30,344
                                                                                                        ----------
              SEMICONDUCTORS (3.4%)
    246,907   Advanced Micro Devices, Inc.*,(a)                                                              2,538
    110,982   Analog Devices, Inc.                                                                           9,881
    122,413   Broadcom Ltd.                                                                                 31,448
  1,409,027   Intel Corp.(a)                                                                                65,041
     70,414   Microchip Technology, Inc.                                                                     6,188
    347,211   Micron Technology, Inc.*                                                                      14,277
    182,452   NVIDIA Corp.                                                                                  35,305
     38,315   Qorvo, Inc.*                                                                                   2,552
    443,833   QUALCOMM, Inc.                                                                                28,414
     55,348   Skyworks Solutions, Inc.                                                                       5,255

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    296,719   Texas Instruments, Inc.                                                                   $   30,989
     75,548   Xilinx, Inc.                                                                                   5,093
                                                                                                        ----------
                                                                                                           236,981
                                                                                                        ----------
              SYSTEMS SOFTWARE (3.7%)
     94,483   CA, Inc.                                                                                       3,144
  2,322,669   Microsoft Corp.(b)                                                                           198,681
    917,256   Oracle Corp.                                                                                  43,368
     53,277   Red Hat, Inc.*                                                                                 6,399
    186,653   Symantec Corp.                                                                                 5,237
                                                                                                        ----------
                                                                                                           256,829
                                                                                                        ----------
              TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (4.3%)
  1,545,804   Apple, Inc.(b)                                                                               261,596
    480,133   Hewlett Packard Enterprise Co.                                                                 6,895
    502,775   HP, Inc.                                                                                      10,563
     81,320   NetApp, Inc.                                                                                   4,499
     87,092   Seagate Technology plc                                                                         3,644
     89,044   Western Digital Corp.                                                                          7,082
     64,577   Xerox Corp.                                                                                    1,882
                                                                                                        ----------
                                                                                                           296,161
                                                                                                        ----------
              Total Information Technology                                                               1,632,624
                                                                                                        ----------
              MATERIALS (3.0%)
              ----------------
              COMMODITY CHEMICALS (0.2%)
     97,429   LyondellBasell Industries N.V. "A"                                                            10,748
                                                                                                        ----------
              CONSTRUCTION MATERIALS (0.1%)
     18,944   Martin Marietta Materials, Inc.                                                                4,187
     39,827   Vulcan Materials Co.                                                                           5,113
                                                                                                        ----------
                                                                                                             9,300
                                                                                                        ----------
              COPPER (0.1%)
    405,264   Freeport-McMoRan, Inc.*                                                                        7,684
                                                                                                        ----------
              DIVERSIFIED CHEMICALS (0.8%)
    704,512   DowDuPont, Inc.                                                                               50,176
     43,332   Eastman Chemical Co.                                                                           4,014
                                                                                                        ----------
                                                                                                            54,190
                                                                                                        ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.4%)
     70,227   CF Industries Holdings, Inc.                                                                   2,987
     40,425   FMC Corp.                                                                                      3,827
    132,266   Monsanto Co.                                                                                  15,446
    105,680   Mosaic Co.                                                                                     2,712
                                                                                                        ----------
                                                                                                            24,972
                                                                                                        ----------

================================================================================

26  | USAA S&P 500 INDEX FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              GOLD (0.1%)
    160,527   Newmont Mining Corp.                                                                      $    6,023
                                                                                                        ----------
              INDUSTRIAL GASES (0.3%)
     65,618   Air Products & Chemicals, Inc.                                                                10,766
     86,195   Praxair, Inc.                                                                                 13,333
                                                                                                        ----------
                                                                                                            24,099
                                                                                                        ----------
              METAL & GLASS CONTAINERS (0.1%)
    105,224   Ball Corp.                                                                                     3,983
                                                                                                        ----------
              PAPER PACKAGING (0.3%)
     26,613   Avery Dennison Corp.                                                                           3,057
    124,296   International Paper Co.                                                                        7,202
     28,460   Packaging Corp. of America                                                                     3,431
     54,125   Sealed Air Corp.                                                                               2,668
     76,771   WestRock Co.                                                                                   4,852
                                                                                                        ----------
                                                                                                            21,210
                                                                                                        ----------
              SPECIALTY CHEMICALS (0.5%)
     33,320   Albemarle Corp.                                                                                4,261
     78,208   Ecolab, Inc.                                                                                  10,494
     23,772   International Flavors & Fragrances, Inc.                                                       3,628
     76,554   PPG Industries, Inc.                                                                           8,943
     24,775   Sherwin-Williams Co.                                                                          10,159
                                                                                                        ----------
                                                                                                            37,485
                                                                                                        ----------
              STEEL (0.1%)
     95,781   Nucor Corp.                                                                                    6,090
                                                                                                        ----------
              Total Materials                                                                              205,784
                                                                                                        ----------
              REAL ESTATE (2.9%)
              ------------------
              REAL ESTATE SERVICES (0.1%)
     90,947   CBRE Group, Inc. "A"*                                                                          3,939
                                                                                                        ----------
              REITs - HEALTH CARE (0.3%)
    141,418   HCP, Inc.                                                                                      3,688
    107,204   Ventas, Inc.                                                                                   6,434
    111,480   Welltower, Inc.                                                                                7,109
                                                                                                        ----------
                                                                                                            17,231
                                                                                                        ----------
              REITs - HOTEL & RESORT (0.1%)
    222,563   Host Hotels & Resorts, Inc.                                                                    4,418
                                                                                                        ----------
              REITs - INDUSTRIAL (0.2%)
    107,487   Duke Realty Corp.                                                                              2,925
    160,172   ProLogis, Inc.                                                                                10,332
                                                                                                        ----------
                                                                                                            13,257
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              REITs - OFFICE (0.2%)
     28,807   Alexandria Real Estate Equities, Inc.                                                     $    3,762
     46,452   Boston Properties, Inc.                                                                        6,040
     29,585   SL Green Realty Corp.                                                                          2,986
     52,006   Vornado Realty Trust                                                                           4,066
                                                                                                        ----------
                                                                                                            16,854
                                                                                                        ----------
              REITs - RESIDENTIAL (0.4%)
     47,304   Apartment Investment & Management Co. "A"                                                      2,068
     41,563   AvalonBay Communities, Inc.                                                                    7,415
    110,616   Equity Residential                                                                             7,054
     19,877   Essex Property Trust, Inc.                                                                     4,798
     34,196   Mid-America Apartment Communities, Inc.                                                        3,439
     80,437   UDR, Inc.                                                                                      3,098
                                                                                                        ----------
                                                                                                            27,872
                                                                                                        ----------
              REITs - RETAIL (0.5%)
     21,838   Federal Realty Investment Trust                                                                2,900
    188,295   GGP, Inc.                                                                                      4,404
    128,612   Kimco Realty Corp.                                                                             2,334
     32,545   Macerich Co.                                                                                   2,138
     84,797   Realty Income Corp.                                                                            4,835
     44,617   Regency Centers Corp.                                                                          3,087
     93,580   Simon Property Group, Inc.                                                                    16,071
                                                                                                        ----------
                                                                                                            35,769
                                                                                                        ----------
              REITs - SPECIALIZED (1.1%)
    129,114   American Tower Corp.                                                                          18,421
    122,312   Crown Castle International Corp.                                                              13,578
     61,849   Digital Realty Trust, Inc.                                                                     7,044
     23,553   Equinix, Inc.                                                                                 10,675
     37,909   Extra Space Storage, Inc.                                                                      3,315
     84,733   Iron Mountain, Inc.                                                                            3,197
     45,061   Public Storage                                                                                 9,418
     35,387   SBA Communications Corp.*                                                                      5,781
    227,239   Weyerhaeuser Co.                                                                               8,012
                                                                                                        ----------
                                                                                                            79,441
                                                                                                        ----------
              Total Real Estate                                                                            198,781
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (2.0%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (2.0%)
  1,848,596   AT&T, Inc.(b)                                                                                 71,874
    292,875   CenturyLink, Inc.                                                                              4,885

================================================================================

28  | USAA S&P 500 INDEX FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
  1,228,190   Verizon Communications, Inc.(b)                                                           $   65,008
                                                                                                        ----------
                                                                                                           141,767
                                                                                                        ----------
              Total Telecommunication Services                                                             141,767
                                                                                                        ----------
              UTILITIES (2.9%)
              ----------------
              ELECTRIC UTILITIES (1.8%)
     69,430   Alliant Energy Corp.                                                                           2,958
    148,065   American Electric Power Co., Inc.                                                             10,893
    210,703   Duke Energy Corp.                                                                             17,722
     98,242   Edison International                                                                           6,213
     54,276   Entergy Corp.                                                                                  4,418
     95,411   Eversource Energy                                                                              6,028
    289,042   Exelon Corp.                                                                                  11,391
    133,966   FirstEnergy Corp.                                                                              4,102
    141,627   NextEra Energy, Inc.                                                                          22,121
    154,395   PG&E Corp.*                                                                                    6,922
     33,657   Pinnacle West Capital Corp.                                                                    2,867
    205,652   PPL Corp.                                                                                      6,365
    302,174   Southern Co.                                                                                  14,532
    152,742   Xcel Energy, Inc.                                                                              7,348
                                                                                                        ----------
                                                                                                           123,880
                                                                                                        ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
    199,744   AES Corp.                                                                                      2,163
     90,240   NRG Energy, Inc.                                                                               2,570
                                                                                                        ----------
                                                                                                             4,733
                                                                                                        ----------
              MULTI-UTILITIES (1.0%)
     73,046   Ameren Corp.                                                                                   4,309
    129,426   CenterPoint Energy, Inc.                                                                       3,671
     84,868   CMS Energy Corp.                                                                               4,014
     93,374   Consolidated Edison, Inc.                                                                      7,932
    193,786   Dominion Energy, Inc.                                                                         15,708
     53,980   DTE Energy Co.                                                                                 5,909
    101,465   NiSource, Inc.                                                                                 2,605
    152,563   Public Service Enterprise Group, Inc.                                                          7,857
     42,785   SCANA Corp.                                                                                    1,702
     75,602   Sempra Energy                                                                                  8,083
     94,962   WEC Energy Group, Inc.                                                                         6,308
                                                                                                        ----------
                                                                                                            68,098
                                                                                                        ----------
              WATER UTILITIES (0.1%)
     53,797   American Water Works Co., Inc.                                                                 4,922
                                                                                                        ----------
              Total Utilities                                                                              201,633
                                                                                                        ----------
              Total Common Stocks (Cost: $3,124,056)                                                     6,866,012
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (0.6%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.4%)
 30,478,293   Northern Institutional Funds - U.S. Government
                Portfolio, 1.10%(d),(e)                                                                 $   30,479
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
------------------------------------------------------------------------------------------------------------------
              U.S. TREASURY BILLS (0.2%)
$    12,955   1.09%, 2/01/18(f),(g)                                                                         12,943
                                                                                                        ----------
              Total Money Market Instruments (Cost: $43,421)                                                43,422
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
              FROM SECURITIES LOANED (0.1%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.1%)
    986,625   Federated Government Obligations Fund Institutional Class, 1.15%(d)                              987
  1,781,799   Fidelity Government Portfolio Class I, 1.14%(d)                                                1,782
  3,854,464   Goldman Sachs Financial Square Government Fund
                Institutional Class, 1.19%(d)                                                                3,854
  1,918,412   Western Asset Institutional Government Reserves
                Institutional Class A, 1.15%(d)                                                              1,918
                                                                                                        ----------
              Total Short-Term Investments Purchased With Cash Collateral
                From Securities Loaned (Cost: $8,541)                                                        8,541
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $3,176,018)                                                      $6,917,975
                                                                                                        ==========

================================================================================

30  | USAA S&P 500 INDEX FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
                                                                         NOTIONAL        CONTRACT    APPRECIATION/
NUMBER OF                                          EXPIRATION             AMOUNT           VALUE    (DEPRECIATION)
CONTRACTS     SECURITY                                DATE                (000)            (000)             (000)
------------------------------------------------------------------------------------------------------------------
              FUTURES(h)

              LONG FUTURES

              EQUITY CONTRACTS
        369   E-mini S&P 500 Index
                Futures                             3/16/2018           48,736 USD        $49,372             $636
                                                                                          -------             ----
              TOTAL FUTURES                                                               $49,372             $636
                                                                                          =======             ====

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                            LEVEL 1            LEVEL 2           LEVEL 3               TOTAL
------------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common stocks                                $6,866,012            $     -                $-          $6,866,012
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                             30,479                  -                 -              30,479
  U.S. Treasury Bills                                   -             12,943                 -              12,943
Short-Term Investments Purchased With
  Cash Collateral From Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                              8,541                  -                 -               8,541
Futures(1)                                            636                  -                 -                 636
------------------------------------------------------------------------------------------------------------------
Total                                          $6,905,668            $12,943                $-          $6,918,611
------------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of January 1, 2017, through December 31, 2017, there were no transfers between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REIT Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, was out on loan as of December 31, 2017.

    (b) Security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2017.

    (c) Northern Trust Corp. is the parent company of Northern Trust Investments, Inc. (NTI), which is the subadviser of the Fund.

================================================================================

32  | USAA S&P 500 INDEX FUND

================================================================================

    (d) Rate represents the money market fund annualized seven-day yield at December 31, 2017.

    (e) NTI is both the subadviser of the Fund and the adviser of the Northern Institutional Funds - U.S. Government Portfolio.

    (f) Rate represents an annualized yield at time of purchase, not a coupon rate.

    (g) Security with a value of $12,943,000 is segregated as collateral for initial margin requirements on open futures contracts.

    (h) The contract value of the futures purchased and/or sold as a percentage of net assets is 0.7%.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2017
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
       on loan of $106,470) (cost of $3,176,018)                                                   $6,917,975
   Receivables:
       Capital shares sold                                                                              4,713
       USAA Asset Management Company (Note 7D)                                                            221
       Dividends and interest                                                                           7,112
       Securities sold                                                                                  7,304
       Other                                                                                               43
                                                                                                   ----------
           Total assets                                                                             6,937,368
                                                                                                   ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                                 8,541
       Securities purchased                                                                             2,411
       Capital shares redeemed                                                                          3,261
   Variation margin on futures contracts                                                                  181
   Accrued management fees                                                                                605
   Accrued administration and servicing fees                                                               34
   Accrued transfer agent's fees                                                                           86
   Other accrued expenses and payables                                                                    163
                                                                                                   ----------
           Total liabilities                                                                           15,282
                                                                                                   ----------
              Net assets applicable to capital shares outstanding                                  $6,922,086
                                                                                                   ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                 $3,193,116
   Accumulated undistributed net investment income                                                      2,543
   Accumulated net realized loss on investments and futures transactions                              (16,166)
   Net unrealized appreciation of investments and futures contracts                                 3,742,593
                                                                                                   ----------
              Net assets applicable to capital shares outstanding                                  $6,922,086
                                                                                                   ==========
   Net asset value, redemption price, and offering price per share:
       Member Shares (net assets of $3,285,829/86,475
          capital shares outstanding, no par value)                                                $    38.00
                                                                                                   ==========
       Reward Shares (net assets of $3,636,257/95,666
          capital shares outstanding, no par value)                                                $    38.01
                                                                                                   ==========

See accompanying notes to financial statements.

================================================================================

34  | USAA S&P 500 INDEX FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividends                                                                                     $  124,615
     Interest                                                                                             580
     Other (Note 7B)                                                                                        2
     Securities lending (net)                                                                             134
                                                                                                   ----------
          Total income                                                                                125,331
                                                                                                   ----------
EXPENSES
     Management fees                                                                                    6,397
     Administration and servicing fees:
          Member Shares                                                                                 1,885
          Reward Shares                                                                                 1,953
     Transfer agent's fees:
          Member Shares                                                                                 2,788
          Reward Shares                                                                                   268
     Custody and accounting fees:
          Member Shares                                                                                    28
          Reward Shares                                                                                    27
     Postage:
          Member Shares                                                                                   230
          Reward Shares                                                                                    14
     Shareholder reporting fees:
          Member Shares                                                                                    75
          Reward Shares                                                                                     7
     Trustees' fees                                                                                        34
     Registration fees:
          Member Shares                                                                                    71
          Reward Shares                                                                                   102
     Professional fees                                                                                    302
     Other                                                                                                159
                                                                                                   ----------
               Total expenses                                                                          14,340
     Expenses reimbursed:
          Member Shares                                                                                  (613)
          Reward Shares                                                                                  (999)
                                                                                                   ----------
               Net expenses                                                                            12,728
                                                                                                   ----------
NET INVESTMENT INCOME                                                                                 112,603
                                                                                                   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS
     Net realized gain (loss) on:
          Investments                                                                                  (1,403)
          Futures transactions                                                                         14,449
     Change in net unrealized appreciation/(depreciation) of:
          Investments                                                                               1,123,674
          Futures contracts                                                                               863
                                                                                                   ----------
               Net realized and unrealized gain                                                     1,137,583
                                                                                                   ----------
     Increase in net assets resulting from operations                                              $1,250,186
                                                                                                   ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

-------------------------------------------------------------------------------------------------------------
                                                                             2017                        2016
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $  112,603                  $  111,174
   Net realized gain (loss) on investments                                 (1,403)                     17,034
   Net realized gain on futures transactions                               14,449                      15,979
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                       1,123,674                     491,087
      Futures contracts                                                       863                        (650)
                                                                       --------------------------------------
      Increase in net assets resulting from operations                  1,250,186                     634,624
                                                                       --------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Member Shares                                                       (52,602)                    (57,545)
      Reward Shares                                                       (58,208)                    (58,395)
                                                                       --------------------------------------
           Total distributions of net investment income                  (110,810)                   (115,940)
                                                                       --------------------------------------
   Net realized gains:
      Member Shares                                                        (1,805)                    (12,619)
      Reward Shares                                                        (1,973)                    (12,554)
                                                                       --------------------------------------
           Total distributions of net realized gains                       (3,778)                    (25,173)
                                                                       --------------------------------------
      Distributions to shareholders                                      (114,588)                   (141,113)
                                                                       --------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Member Shares                                                         (235,826)                    (66,615)
   Reward Shares                                                           49,033                     155,192
                                                                       --------------------------------------
      Total net increase (decrease) in net assets from capital
           share transactions                                            (186,793)                     88,577
                                                                       --------------------------------------
   Net increase in net assets                                             948,805                     582,088

NET ASSETS
   Beginning of year                                                    5,973,281                   5,391,193
                                                                       --------------------------------------
   End of year                                                         $6,922,086                  $5,973,281
                                                                       ======================================
Accumulated undistributed net investment income:
   End of year                                                         $    2,543                  $    4,029
                                                                       ======================================

See accompanying notes to financial statements.

================================================================================

36  | USAA S&P 500 INDEX FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA S&P 500 Index Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund seeks to match, before fees and expenses, the performance of the stocks composing the S&P 500 Index. The S&P 500 Index emphasizes stocks of large U.S. companies. USAA Asset Management Company (the Manager), an affiliate of the Fund, has retained Northern Trust Investments, Inc. (NTI) to serve as subadviser for the Fund. NTI is responsible for investing the Fund's assets. Under normal market conditions, NTI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the common stocks of companies composing the S&P 500 Index.

The Fund consists of two classes of shares: Member Shares and Reward Shares. Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agency fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Reward Shares are currently offered for sale to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

qualified shareholders, USAA discretionary managed account program, and a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the

================================================================================

38  | USAA S&P 500 INDEX FUND

================================================================================

        most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    3. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

40  | USAA S&P 500 INDEX FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2017, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to cash flow and tracking error risk in the normal course of pursuing its investment objectives. The Fund may use stock index futures contracts in an attempt to reduce any performance discrepancies between the Fund and the S&P 500 Index. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2017*
    (IN THOUSANDS)

                                    ASSET DERIVATIVES                       LIABILITY DERIVATIVES
    ---------------------------------------------------------------------------------------------------
                           STATEMENT OF                                STATEMENT OF
    DERIVATIVES NOT        ASSETS AND                                  ASSETS AND
    ACCOUNTED FOR AS       LIABILITIES                                 LIABILITIES
    HEDGING INSTRUMENTS    LOCATION                 FAIR VALUE         LOCATION             FAIR VALUE
    ---------------------------------------------------------------------------------------------------
    Equity contracts       Net unrealized             $636**               -                    $-
                           appreciation of
                           investments and
                           futures contracts
    ---------------------------------------------------------------------------------------------------

     *For open derivative instruments as of December 31, 2017, see the Notes to
      Portfolio of Investments.
    **Includes cumulative appreciation (depreciation) of futures as reported on the Notes to Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017 (IN THOUSANDS)

                                                                                          CHANGE IN
                                                                                          UNREALIZED
    DERIVATIVES NOT                                                                       APPRECIATION/
    ACCOUNTED FOR AS             STATEMENT OF                REALIZED GAIN (LOSS)         (DEPRECIATION)
    HEDGING INSTRUMENTS          OPERATIONS LOCATION         ON DERIVATIVES               ON DERIVATIVES
    ----------------------------------------------------------------------------------------------------
    Equity contracts             Net realized gain                 $14,449                     $863
                                 on Futures transactions/
                                 Change in net unrealized
                                 appreciation/(depreciation)
                                 of Futures contracts
    ----------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable

================================================================================

42  | USAA S&P 500 INDEX FUND

================================================================================

    income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally extends to the three years preceding the Fund's last filing and those filings remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2017, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended December 31, 2017, the Fund paid CAPCO facility fees of $50,000, which represents 8.2% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended December 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.

================================================================================

44  | USAA S&P 500 INDEX FUND

================================================================================

generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for non-REIT return of capital dividend, REIT return of capital dividend and REIT capital gain dividend adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $3,279,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2017, and 2016, was as follows:

                                                     2017               2016
                                                 -------------------------------
Ordinary income*                                 $114,588,000       $116,866,000
Long-term realized capital gain                             -         24,247,000
                                                 ------------       ------------
   Total distributions paid                      $114,588,000       $141,113,000
                                                 ------------       ------------

As of December 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                    $   10,520,000
Undistributed long-term capital gains                                    447,000
Unrealized appreciation of investments                             3,718,003,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, and non-REIT return of capital dividend adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

TAX BASIS OF INVESTMENTS - The aggregate cost of investments for federal income tax purposes at December 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

                            GROSS               GROSS            NET UNREALIZED
                          UNREALIZED          UNREALIZED          APPRECIATION/
        TAX COST         APPRECIATION        DEPRECIATION        (DEPRECIATION)
----------------------------------------------------------------------------------
     $3,199,972,000     $3,822,631,000      $(104,628,000)       $3,718,003,000
----------------------------------------------------------------------------------

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2017, were $189,836,000 and $314,094,000, respectively.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

================================================================================

46  | USAA S&P 500 INDEX FUND

================================================================================

At December 31, 2017, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
      ON LOAN                          NON-CASH COLLATERAL                    CASH COLLATERAL
---------------------------------------------------------------------------------------------
  $106,470,000                            $100,524,000                          $8,541,000
---------------------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS

At December 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions were as follows, in thousands:

                                                 YEAR ENDED                        YEAR ENDED
                                              DECEMBER 31, 2017                 DECEMBER 31, 2016
------------------------------------------------------------------------------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT
                                           -----------------------------------------------------------
MEMBER SHARES:
Shares sold                                 13,887         $ 481,857          15,060         $ 448,334
Shares issued from reinvested
  dividends                                  1,518            53,682           2,267            69,211
Shares redeemed                            (22,063)         (771,365)        (19,370)         (584,160)
                                           -----------------------------------------------------------
Net decrease from
  capital share transactions                (6,658)        $(235,826)         (2,043)        $ (66,615)
                                           ===========================================================
REWARD SHARES:
Shares sold                                 17,379         $ 608,487          13,504         $ 408,077
Shares issued from reinvested
  dividends                                  1,634            57,877           2,234            68,267
Shares redeemed                            (17,974)         (617,331)        (10,667)         (321,152)
                                           -----------------------------------------------------------
Net increase from capital share
  transactions                               1,039         $  49,033           5,071         $ 155,192
                                           ===========================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to a Management Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended December 31, 2017, the Fund incurred management fees, paid or payable to the Manager, of $6,397,000.

B. SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an Investment Subadvisory Agreement with NTI, under which NTI directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays NTI a subadvisory fee at an annual rate equal to 0.02% of the Fund's average daily net assets on amounts up to $1.5 billion; 0.01% of the Fund's average daily net assets for the next $1.5 billion; and 0.005% of the Fund's average daily net assets that exceed $3 billion. For the year ended December 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $620,000.

    NTI has agreed to remit to the Fund all subadvisory fees earned on Fund assets invested in any of NTI's affiliated money market funds. For the year ended December 31, 2017, NTI remitted $2,000 to the Fund for the investments in the Northern Institutional Funds money market portfolios.

    NTI is a subsidiary of The Northern Trust Company, the Fund's custodian and accounting agent.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.06% of the Fund's average net assets for the fiscal

================================================================================

48  | USAA S&P 500 INDEX FUND

================================================================================

    year. For the year ended December 31, 2017, the Member Shares and Reward Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,885,000 and $1,953,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2017, the Fund reimbursed the Manager $103,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed through April 30, 2018, to limit the total annual operating expenses of the Member Shares and the Reward Shares to 0.25% and 0.15%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through April 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2017, the Fund incurred reimbursable expenses from the Manager for the Member Shares and the Reward Shares of $613,000 and $999,000, respectively, of which $221,000 was receivable from the Manager.

    In addition, NTI has contractually agreed to reimburse the Fund for all license fees paid by the Fund to Standard & Poor's, in amounts not exceeding the annual rate of 0.001% of the average daily net assets of the Fund. For the year ended December 31, 2017, the Fund incurred reimbursable expenses from NTI for the Member Shares and the Reward Shares of $31,000 and $33,000, respectively.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $20 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    servicing of accounts that are held with such intermediaries. For the year ended December 31, 2017, the Fund incurred transfer agent's fees, paid or payable to SAS for the Member Shares and Reward Shares, of $2,788,000 and $268,000, respectively.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

G. ACCOUNT MAINTENANCE FEE - SAS assesses a $10 annual account maintenance fee to the Member Shares to allocate part of the fixed cost of maintaining shareholder accounts. This fee is charged directly to the shareholders' accounts and does not impact the Fund. The fee is waived on accounts with balances of $10,000 or more.

(8) TRANSACTIONS WITH AFFILIATES

The Fund's Reward Shares is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of December 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.1
Cornerstone Equity                                                      0.3
Target Retirement Income                                                0.1
Target Retirement 2020                                                  0.2
Target Retirement 2030                                                  0.5
Target Retirement 2040                                                  0.8
Target Retirement 2050                                                  0.5
Target Retirement 2060                                                  0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

================================================================================

50  | USAA S&P 500 INDEX FUND

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for new forms N-PORT and N-CEN is June 1, 2018 (with filing of Form N-PORT beginning April 30, 2019), with other staggered compliance dates extending through April 30, 2019. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(10) FINANCIAL HIGHLIGHTS - MEMBER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED DECEMBER 31,
                                      ------------------------------------------------------------------------------
                                            2017             2016             2015             2014             2013
                                      ------------------------------------------------------------------------------
Net asset value at
  beginning of period                 $    31.81       $    29.18       $    29.41       $    26.39       $    20.34
                                      ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                      .59              .58              .56              .49              .44
  Net realized and
    unrealized gain (loss)                  6.21             2.80             (.24)            3.01             6.02
                                      ------------------------------------------------------------------------------
Total from investment
  operations                                6.80             3.38              .32             3.50             6.46
                                      ------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (.59)            (.61)            (.52)            (.48)            (.41)
  Realized capital gains                    (.02)            (.14)            (.03)               -                -
                                      ------------------------------------------------------------------------------
Total distributions                         (.61)            (.75)            (.55)            (.48)            (.41)
                                      ------------------------------------------------------------------------------
Net asset value at
  end of period                       $    38.00       $    31.81       $    29.18       $    29.41       $    26.39
                                      ==============================================================================
Total return (%)*                          21.53            11.70             1.13            13.38            32.03
Net assets at end
  of period (000)                     $3,285,829       $2,962,450       $2,777,361       $2,761,616       $2,571,828
Ratios to average
  net assets:**
  Expenses (%)(a)                            .25              .25              .25              .25              .25
  Expenses, excluding
    reimbursements (%)(a)                    .27              .28              .28              .28              .30
  Net investment income (%)                 1.71             1.95             1.88             1.76             1.85
Portfolio turnover (%)                         3                4                4                3                3

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period; does not reflect $10 annual account maintenance fee. Includes adjustments in accordance with U.S.
    generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were
    $3,141,773,000.
(a) Reflects total annual operating expenses of the Member Shares before reductions of any expenses paid indirectly. The Member Shares' expenses paid indirectly decreased the expense ratios as follows:
                                               -               -                 -                -             (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

52  | USAA S&P 500 INDEX FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - REWARD SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED DECEMBER 31,
                                      ------------------------------------------------------------------------------
                                            2017             2016             2015             2014             2013
                                      ------------------------------------------------------------------------------
Net asset value at
  beginning of period                 $    31.82       $    29.19       $    29.42       $    26.39       $    20.34
                                      ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                      .61              .60              .59              .51              .45
  Net realized and
    unrealized gain (loss)                  6.22             2.81             (.24)            3.03             6.04
                                      ------------------------------------------------------------------------------
Total from investment
  operations                                6.83             3.41              .35             3.54             6.49
                                      ------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (.62)            (.64)            (.55)            (.51)            (.44)
  Realized capital gains                    (.02)            (.14)            (.03)               -                -
                                      ------------------------------------------------------------------------------
Total distributions                         (.64)            (.78)            (.58)            (.51)            (.44)
                                      ------------------------------------------------------------------------------
Net asset value at
  end of period                       $    38.01       $    31.82       $    29.19       $    29.42       $    26.39
                                      ==============================================================================
Total return (%)*                          21.64            11.79             1.23            13.53            32.16
Net assets at end
  of period (000)                     $3,636,257       $3,010,831       $2,613,832       $2,306,656       $1,832,575
Ratios to average
  net assets:**
  Expenses (%)(a)                            .15              .15              .15              .15              .15
  Expenses, excluding
    reimbursements (%)(a)                    .18              .18              .18              .18              .20
  Net investment income (%)                 1.81             2.04             1.99             1.86             1.95
Portfolio turnover (%)                         3                4                4                3                3

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were
    $3,254,752,000.
(a) Reflects total annual operating expenses of the Reward Shares before reductions of any expenses paid indirectly. The Reward Shares' expenses paid indirectly decreased the expense ratios as follows:

                                               -                 -               -                -             (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

EXPENSE EXAMPLE

December 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as account maintenance fees, wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2017, through December 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Actual expenses in the table on the next page do not reflect the effect of the annual $10.00 account maintenance fee that is assessed on Member Share accounts with balances of less than $10,000, at a rate of $2.50 per quarter. To include the effect of this fee on the expenses that you paid, add $5.00 ($2.50 for two quarters) to your calculated estimated expenses. If you are currently assessed this fee, your ending account value reflects the quarterly deduction from your account.

================================================================================

54  | USAA S&P 500 INDEX FUND

================================================================================

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as account maintenance fees, wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                            BEGINNING             ENDING             DURING PERIOD*
                                          ACCOUNT VALUE       ACCOUNT VALUE          JULY 1, 2017 -
                                           JULY 1, 2017      DECEMBER 31, 2017     DECEMBER 31, 2017
                                          ----------------------------------------------------------
MEMBER SHARES
Actual                                      $1,000.00            $1,112.90                $1.33

Hypothetical
 (5% return before expenses)                 1,000.00             1,023.95                 1.28

REWARD SHARES
Actual                                       1,000.00             1,113.30                 0.80

Hypothetical
 (5% return before expenses)                 1,000.00             1,024.45                 0.77

*Expenses are equal to the Fund's annualized expense ratio of 0.25% for Member
 Shares and 0.15% for Reward Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 11.29% for Member Shares and 11.33% for Reward Shares for the six-month period of July 1, 2017, through December 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

56  | USAA S&P 500 INDEX FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

58  | USAA S&P 500 INDEX FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

60  | USAA S&P 500 INDEX FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Executive Director/Attorney, FASG General Counsel, USAA (2013-present); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

================================================================================

62  | USAA S&P 500 INDEX FUND

================================================================================

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

64  | USAA S&P 500 INDEX FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        The Northern Trust Company
ACCOUNTING AGENT                     50 S. LaSalle St.
                                     Chicago, Illinois 60603
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   29237-0218                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA TARGET RETIREMENT FUNDS]

 ==============================================================

         ANNUAL REPORT
         USAA TARGET RETIREMENT FUNDS
         DECEMBER 31, 2017

 ==============================================================

         TARGET RETIREMENT INCOME FUND

         TARGET RETIREMENT 2020 FUND

         TARGET RETIREMENT 2030 FUND

         TARGET RETIREMENT 2040 FUND

         TARGET RETIREMENT 2050 FUND

         TARGET RETIREMENT 2060 FUND

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"ONE WAY TO ENSURE THAT YOU ARE DOING THE
MOST WITH WHAT YOU HAVE IS TO INVEST A SET         [PHOTO OF BROOKS ENGLEHARDT]
AMOUNT EACH MONTH, A TACTIC KNOWN AS
DOLLAR-COST AVERAGING."

--------------------------------------------------------------------------------

FEBRUARY 2018

The reporting period ended December 31, 2017, was remarkable, as stock prices went up and bonds did well. From the results, you'd never know how many worries investors had to overcome during the reporting period. Among geopolitical disruptions, natural disasters, political gridlock over U.S. fiscal policy, and the speed and scope of the Federal Reserve (Fed) interest rate increases--there was plenty to be concerned about, but investors generally maintained composure and with it, their appetite for risk.

In 2017, stocks experienced one of their best years in recent memory, strengthened by synchronized global economic growth and supportive inflation. Emerging markets stocks were the standout performers, followed by developed markets stocks and U.S. stocks--all of which generated double-digit gains. Better-than-expected corporate earnings also supported the rally in global stocks. Looking ahead, we believe stock prices could continue to rise, though 2018's returns may not be as stellar as those in 2017. In the United States, the new federal tax law, which became effective in January 2018, lowers the corporate tax rate from 35% to 21% and could increase companies' cash flows as well as their bottom lines. That said, some of the potential appreciation may already have occurred during December 2017. Meanwhile, emerging markets and developed markets stocks are generally inexpensive when compared to U.S. stocks, and therefore may offer an appealing long-term investment opportunity.

As for the bond markets, they were dominated during the reporting period by investor expectations about the Fed's monetary policy. In 2017, Fed policymakers followed through on their plan to increase short-term interest rates three times, raising the federal funds target rate in March, June, and December of 2017 to a range of between 1.25% and 1.50% by the end of the year. The Fed also said three interest rate increases are anticipated for 2018, as long as the U.S. economy continued to perform as it expected. In this gradually rising interest rate environment, we believe short-term bonds may

================================================================================

================================================================================

be attractive, as they offer an opportunity to earn incremental income with less exposure to declining bond prices. (Bond prices and interest rates move in opposite directions.) Long-term interest rates fell during the reporting period as strong investor demand pushed up stock prices; remember, the market, not the Fed, sets long-term interest rates. As a result, the 30-year U.S. Treasury was one of the best-performing fixed income assets of 2017. At the same time, credit spreads narrowed. Credit spreads are the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. With global interest rates near historic lows, investors were willing to take on more risk for the incrementally larger yields available in the corporate bond market. At USAA Investments, we think ongoing economic growth and solid corporate earnings could continue supporting investment-grade and high-yield corporate bonds during 2018.

No one can predict the movements of the financial markets. Investors were able to shrug off their worries during 2017, but many of the same concerns remain in 2018. At the December 2017 policy meeting, Fed officials discussed whether tax cuts might require them to raise short-term interest rates faster than anticipated, raising the concern of an "interest-rate shock." An interest-rate shock occurs when interest rates suddenly change. Should the Fed be too aggressive with interest-rate policy, it might dampen U.S. economic growth.

Due to an unknown future, we believe it is important for investors to maintain diversified portfolios that are based on their individual goals, time horizon, and risk tolerance. The first months of a new year can be an appropriate time to look at your overall financial situation. One way to ensure that you are doing the most with what you have is to invest a set amount each month, a tactic known as dollar-cost averaging. At USAA Investments, we are committed to helping you meet your financial objectives.

From all of us here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGHEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUNDS' OBJECTIVE                                                               1

MANAGERS' COMMENTARY ON THE FUNDS                                              2

INVESTMENT OVERVIEW                                                            7

FINANCIAL INFORMATION

    Distributions to Shareholders                                             26

    Report of Independent Registered
      Public Accounting Firm                                                  27

    Portfolios of Investments                                                 28

    Notes to Portfolios of Investments                                        40

    Financial Statements                                                      42

    Notes to Financial Statements                                             50

EXPENSE EXAMPLE                                                               81

TRUSTEES' AND OFFICERS' INFORMATION                                           84

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

FUNDS' OBJECTIVE

EACH USAA TARGET RETIREMENT FUND PROVIDES CAPITAL APPRECIATION AND CURRENT INCOME CONSISTENT WITH ITS CURRENT INVESTMENT ALLOCATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Each USAA Target Retirement Fund invests in a selection of USAA mutual funds and exchange-traded funds (ETFs) (underlying USAA Funds) in a manner consistent with its current asset allocation as depicted in the "lifestyle transition path."

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                           FUNDS' OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUNDS

USAA Asset Management Company

    BRIAN HERSCOVICI, CFA                                   *JOHN P. TOOHEY, CFA
    WASIF A. LATIF

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    A favorable fundamental backdrop fueled robust investor sentiment and led to positive returns across the equity and fixed-income markets during the reporting period ended December 31, 2017.

    The acceleration of global growth was one of the most important drivers of market performance. In the United States, gross domestic product growth exceeded 3% in both the second and third quarters of 2017, and unemployment fell to its lowest level in 17 years. In a contrast to prior years, the domestic expansion was accompanied by faster growth overseas. Improving data from Europe, Japan, and the emerging markets--particularly China--indicated the type of synchronized worldwide growth that hasn't occurred since before the 2008 financial crisis.

    The economic expansion fed through to corporate profits around the globe. U.S. companies registered double-digit earnings growth in 2017, and corporations in both the developed and emerging international markets experienced rising profitability and increasing estimates for 2018.

    U.S. stocks gained an additional benefit from the passage of a federal tax reform package in December 2017. Domestic corporations will see their tax rate fall to 21%, a change that led to strong market performance at the end of 2017 as investors factored lower taxes into earnings projections.

    *Effective October 18, 2017, John P. Toohey is no longer co-managing the
     Fund.

================================================================================

2  | USAA TARGET RETIREMENT FUNDS

================================================================================

    Together, these factors fueled a steady, broad-based rally in equities. Emerging-and developed-market international stocks produced the strongest gains, outpacing markets in the United States. Here at home, large cap stocks exceeded the returns of small cap stocks and growth style stocks comfortably outperformed value style stocks.

    Bonds performed reasonably well despite the improvement in global growth. Investors remained confident that the economy, while expanding, would not grow so fast that the Federal Reserve would be compelled to adopt a more aggressive approach to raising interest rates. This backdrop was supportive for the fixed-income markets, especially longer-term issues. Investment-grade and high yield corporate bonds, both of which were boosted by positive credit conditions and general investor optimism, outpaced government issues.

o HOW DID THE USAA TARGET RETIREMENT FUNDS (THE FUNDS) PERFORM DURING THE REPORTING PERIOD?

    The total returns for the Bloomberg Barclays U.S. Universal Index and the MSCI All-Country World Index were 4.09% and 23.97%, respectively. The total returns during the reporting period for each of the Funds are shown below, along with the return of the relevant benchmark index:

                                                                                  S&P TARGET
                                                             USAA FUND           DATE INDICES*
    USAA Target Retirement Income Fund                          8.66%                8.59%
    USAA Target Retirement 2020 Fund                           12.71%               12.88%
    USAA Target Retirement 2030 Fund                           16.12%               16.28%
    USAA Target Retirement 2040 Fund                           18.46%               18.98%
    USAA Target Retirement 2050 Fund                           19.39%               20.30%
    USAA Target Retirement 2060 Fund                           19.51%               20.87%

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *As of May 1, 2017, the S&P Target Date Indices replaced the Bloomberg Barclays U.S. Universal Index as the Fund's primary broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

                                          MANAGERS' COMMENTARY ON THE FUNDS |  3

================================================================================

    USAA Asset Management Company (the Manager) is the Funds' investment adviser. The Manager provides day-to-day discretionary management for the Fund's assets.

o   WHAT FACTORS HELPED AND HURT THE FUNDS' PERFORMANCE?

    The Funds delivered robust absolute returns in 2017, with all six Funds finishing in positive territory. Consistent with the broader market environment, the longer-dated Funds in the series--which have a progressively higher weighting in stocks--generated the largest gains.

    The Funds' domestic equity allocations made a sizable contribution to performance. We strive to achieve diversification by investing across the full range of sectors and market capitalizations, which helped the Funds capitalize on stocks' broad-based rally during the reporting period. We are somewhat cautious on the outlook for U.S. equities with valuations having become increasingly high, but we think the market remains well-supported by healthy economic conditions and accelerating earnings momentum.

    The Fund's positions in developed-market international equities made a positive contribution to the reporting period results. The Funds held a modest overweight in this category on the belief that the foreign markets featured both higher corporate earnings growth and lower valuations relative to the United States. This favorable combination was reflected in returns during the reporting period, and we see further opportunity for longer-term outperformance given that international equities in general, and Europe in particular, continue to offer significant valuation discounts versus U.S. stocks. Although this isn't necessarily a predictor of short-term market direction, we believe it creates the foundation for positive relative performance for non-U.S. equities in the years ahead.

================================================================================

4  | USAA TARGET RETIREMENT FUNDS

================================================================================

    The Funds' weightings in emerging-markets stocks also added value by providing exposure to the best-performing major segment of the world equity markets during the reporting period. We see an ongoing, longer-term opportunity in the space based on the combination of above-average economic growth, improving corporate fundamentals, and reasonable valuations.

    The Funds' fixed-income allocations served the intended purpose of generating income and providing diversification. Broadly speaking, the Fund's positions in funds that are primarily invested in the credit sectors posted the best results. The Funds' allocations to high-yield bonds further aided performance by providing exposure to the category's healthy 12-month returns.

    The Funds maintained an allocation to alternative strategies, with progressively larger weightings based on the length of time until each Fund's maturity date. These positions, while falling short of the strong returns of global equities, nonetheless finished with positive absolute performance. Although the potential value of alternative assets can be obscured when stocks rally to the extent that they did in 2017, we believe they are an increasingly essential component of longer-term diversification. We see this allocation as being particularly important to balancing the risk/return profile of the Funds at the present time, given that the valuations of U.S. stocks are fairly elevated and yields in various fixed-income categories are near historic lows.

    We retain a balanced, diversified approach across the Funds. Economic and corporate fundamentals continue to improve, the interest rate outlook is fairly stable, and the potential for additional fiscal stimulus remains in place. At the same time, however, higher-risk asset classes

================================================================================

                                          MANAGERS' COMMENTARY ON THE FUNDS |  5

================================================================================

    have experienced a stretch of unusually high returns in the past two years. In our view, this set of circumstances calls for a steady, long-term view rather than an effort to chase returns by taking on excessive risk.

    Thank you for allowing us to help you manage your investments.

    The risks of the Funds reflect the risks of the underlying funds in which the Funds invest. The target date is the approximate date when investors plan to start withdrawing their money for retirement purposes. In general, the Target Retirement Funds' investment program assumes funds will start being withdrawn for retirement purposes at age 65. The principal value of the Target Retirement Funds is not guaranteed at any time, including at the target date. The Funds' objectives do not change over time. As you near your target retirement date, the Fund gets progressively more conservative by shifting the asset mix from stocks to bonds. There is no assurance that the Funds' objectives will be achieved. Each Fund is actively managed and the investment techniques and risk analyses used by the Funds' manager(s) may not produce the desired results. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income. o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities.

================================================================================

6  | USAA TARGET RETIREMENT FUNDS

================================================================================

INVESTMENT OVERVIEW

USAA TARGET RETIREMENT INCOME FUND (THE FUND)
(Ticker Symbol: URINX)

--------------------------------------------------------------------------------
                                          12/31/17                  12/31/16
--------------------------------------------------------------------------------
Net Assets                            $349.9 Million            $317.9 Million
Net Asset Value Per Share                 $11.69                     $11.41

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
     1 YEAR                     5 YEARS                SINCE INCEPTION 7/31/08
     8.66%                       4.34%                          5.51%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/16*
--------------------------------------------------------------------------------
                                      0.67%

              (Including acquired fund fees and expenses of 0.60%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                          S&P TARGET DATE           BLOOMBERG BARCLAYS
                       USAA TARGET RETIREMENT            RETIREMENT INCOME            U.S. UNIVERSAL
                            INCOME FUND                        INDEX*                     INDEX
 7/31/2008                  $10,000.00                      $10,000.00                  $10,000.00
 8/31/2008                   10,000.00                       10,058.39                   10,088.31
 9/30/2008                    9,581.00                        9,611.54                    9,899.43
10/31/2008                    8,618.00                        8,790.29                    9,543.42
11/30/2008                    8,417.00                        8,654.57                    9,794.69
12/31/2008                    8,599.00                        9,049.50                   10,168.82
 1/31/2009                    8,303.00                        8,702.73                   10,111.15
 2/28/2009                    7,998.00                        8,374.12                   10,057.39
 3/31/2009                    8,348.00                        8,641.08                   10,208.65
 4/30/2009                    8,768.00                        8,939.83                   10,313.95
 5/31/2009                    9,302.00                        9,174.49                   10,429.56
 6/30/2009                    9,397.00                        9,175.66                   10,509.23
 7/31/2009                    9,852.00                        9,484.97                   10,708.14
 8/31/2009                   10,091.00                        9,686.72                   10,832.66
 9/30/2009                   10,396.00                        9,887.53                   10,979.75
10/31/2009                   10,427.00                        9,810.19                   11,042.98
11/30/2009                   10,678.00                       10,077.32                   11,183.11
12/31/2009                   10,752.00                       10,078.66                   11,043.54
 1/31/2010                   10,773.00                        9,999.50                   11,211.52
 2/28/2010                   10,889.00                       10,106.35                   11,253.87
 3/31/2010                   11,151.00                       10,327.15                   11,268.91
 4/30/2010                   11,300.00                       10,440.61                   11,393.99
 5/31/2010                   11,002.00                       10,204.18                   11,445.52
 6/30/2010                   10,950.00                       10,137.72                   11,622.98
 7/31/2010                   11,282.00                       10,447.13                   11,773.41
 8/31/2010                   11,239.00                       10,367.63                   11,920.77
 9/30/2010                   11,658.00                       10,700.98                   11,958.66
10/31/2010                   11,853.00                       10,868.43                   12,019.67
11/30/2010                   11,810.00                       10,782.26                   11,940.55
12/31/2010                   12,005.00                       10,994.62                   11,834.69
 1/31/2011                   12,070.00                       11,062.35                   11,862.55
 2/28/2011                   12,223.00                       11,214.88                   11,900.44
 3/31/2011                   12,294.00                       11,215.03                   11,914.64
 4/30/2011                   12,558.00                       11,454.05                   12,069.25
 5/31/2011                   12,569.00                       11,467.23                   12,218.57
 6/30/2011                   12,470.00                       11,388.42                   12,179.01
 7/31/2011                   12,492.00                       11,426.22                   12,368.44
 8/31/2011                   12,237.00                       11,275.60                   12,493.80
 9/30/2011                   11,838.00                       10,982.54                   12,529.46
10/31/2011                   12,296.00                       11,403.52                   12,601.05
11/30/2011                   12,240.00                       11,359.72                   12,563.72
12/31/2011                   12,241.00                       11,431.95                   12,710.53
 1/31/2012                   12,591.00                       11,672.61                   12,848.15
 2/29/2012                   12,783.00                       11,833.35                   12,878.23
 3/31/2012                   12,807.00                       11,872.50                   12,819.18
 4/30/2012                   12,807.00                       11,898.32                   12,958.46
 5/31/2012                   12,500.00                       11,666.80                   13,042.32
 6/30/2012                   12,686.00                       11,839.57                   13,075.19
 7/31/2012                   12,812.00                       11,954.72                   13,270.19
 8/31/2012                   12,995.00                       12,059.16                   13,298.05
 9/30/2012                   13,225.00                       12,172.38                   13,337.05
10/31/2012                   13,248.00                       12,138.04                   13,379.39
11/30/2012                   13,294.00                       12,219.90                   13,411.43
12/31/2012                   13,402.00                       12,290.43                   13,413.93
 1/31/2013                   13,530.00                       12,440.28                   13,344.01
 2/28/2013                   13,565.00                       12,494.20                   13,408.08
 3/31/2013                   13,679.00                       12,626.09                   13,423.96
 4/30/2013                   13,750.00                       12,787.21                   13,571.33
 5/31/2013                   13,703.00                       12,656.82                   13,341.23
 6/30/2013                   13,375.00                       12,453.99                   13,106.39
 7/31/2013                   13,646.00                       12,681.01                   13,149.01
 8/31/2013                   13,516.00                       12,508.00                   13,074.07
 9/30/2013                   13,771.00                       12,762.63                   13,204.17
10/31/2013                   13,996.00                       12,968.41                   13,334.82
11/30/2013                   14,079.00                       13,020.85                   13,291.64
12/31/2013                   14,150.00                       13,061.89                   13,233.42
 1/31/2014                   14,055.00                       13,015.44                   13,408.92
 2/28/2014                   14,329.00                       13,240.41                   13,504.47
 3/31/2014                   14,368.00                       13,249.83                   13,491.94
 4/30/2014                   14,440.00                       13,331.37                   13,603.64
 5/31/2014                   14,609.00                       13,501.32                   13,767.45
 6/30/2014                   14,751.00                       13,588.63                   13,788.34
 7/31/2014                   14,630.00                       13,476.60                   13,745.44
 8/31/2014                   14,812.00                       13,674.57                   13,894.48
 9/30/2014                   14,576.00                       13,495.02                   13,784.16
10/31/2014                   14,649.00                       13,645.30                   13,919.27
11/30/2014                   14,771.00                       13,745.79                   13,993.09
12/31/2014                   14,625.00                       13,697.24                   13,969.13
 1/31/2015                   14,625.00                       13,788.20                   14,234.89
 2/28/2015                   14,898.00                       13,953.24                   14,151.88
 3/31/2015                   14,815.00                       13,928.58                   14,210.38
 4/30/2015                   14,940.00                       13,973.84                   14,193.94
 5/31/2015                   14,964.00                       13,974.61                   14,169.15
 6/30/2015                   14,752.00                       13,807.49                   14,010.92
 7/31/2015                   14,777.00                       13,917.61                   14,092.54
 8/31/2015                   14,403.00                       13,616.91                   14,051.03
 9/30/2015                   14,259.00                       13,518.33                   14,105.91
10/31/2015                   14,573.00                       13,828.27                   14,151.04
11/30/2015                   14,510.00                       13,802.85                   14,099.51
12/31/2015                   14,340.00                       13,672.57                   14,029.03
 1/31/2016                   14,159.00                       13,549.06                   14,183.92
 2/29/2016                   14,172.00                       13,599.57                   14,284.76
 3/31/2016                   14,578.00                       13,971.17                   14,459.70
 4/30/2016                   14,760.00                       14,042.43                   14,558.32
 5/31/2016                   14,812.00                       14,084.79                   14,569.74
 6/30/2016                   14,948.00                       14,231.17                   14,826.03
 7/31/2016                   15,235.00                       14,430.26                   14,948.32
 8/31/2016                   15,274.00                       14,435.09                   14,964.48
 9/30/2016                   15,337.00                       14,466.74                   14,968.10
10/31/2016                   15,219.00                       14,322.26                   14,868.65
11/30/2016                   15,140.00                       14,244.53                   14,534.36
12/31/2016                   15,252.00                       14,357.37                   14,577.54
 1/31/2017                   15,426.00                       14,472.67                   14,629.08
 2/28/2017                   15,586.00                       14,639.40                   14,741.90
 3/31/2017                   15,632.00                       14,673.48                   14,737.16
 4/30/2017                   15,766.00                       14,795.62                   14,859.46
 5/31/2017                   15,927.00                       14,911.91                   14,973.95
 6/30/2017                   15,945.00                       14,935.49                   14,961.14
 7/31/2017                   16,121.00                       15,083.55                   15,035.80
 8/31/2017                   16,175.00                       15,146.98                   15,165.61
 9/30/2017                   16,257.00                       15,243.06                   15,112.13
10/31/2017                   16,379.00                       15,353.08                   15,130.23
11/30/2017                   16,447.00                       15,477.25                   15,107.39
12/31/2017                   16,573.00                       15,583.76                   15,173.97

                                   [END CHART]

                Data since Fund inception 7/31/08 to 12/31/17.

                See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2017, the S&P Target Date Retirement Income Index replaced the Bloomberg Barclays U.S. Universal Index as the Fund's primary broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

8  | USAA TARGET RETIREMENT FUNDS

================================================================================

The graph on page 8 illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement Income Fund to the following benchmarks:

o The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds.

o The Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

o The unmanaged MSCI All-Country World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA TARGET RETIREMENT 2020 FUND (THE FUND)
(Ticker Symbol: URTNX)

--------------------------------------------------------------------------------
                                        12/31/17                    12/31/16
--------------------------------------------------------------------------------
Net Assets                          $617.6 Million              $570.8 Million
Net Asset Value Per Share               $12.86                       $12.28

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
     1 YEAR                    5 YEARS                 SINCE INCEPTION 7/31/08
     12.71%                     5.96%                           6.71%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/16*
--------------------------------------------------------------------------------
                                      0.70%

              (Including acquired fund fees and expenses of 0.66%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares

================================================================================

10  | USAA TARGET RETIREMENT FUNDS

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                            USAA TARGET                                         BLOOMBERG BARCLAYS
                             RETIREMENT              S&P TARGET DATE              U.S. UNIVERSAL
                             2020 FUND                 2020 INDEX*                    INDEX
 7/31/2008                  $10,000.00                 $10,000.00                   $10,000.00
 8/31/2008                   10,000.00                  10,032.51                    10,088.31
 9/30/2008                    9,490.00                   9,366.48                     9,899.43
10/31/2008                    8,360.00                   8,142.54                     9,543.42
11/30/2008                    8,210.00                   7,810.99                     9,794.69
12/31/2008                    8,505.00                   8,154.67                    10,168.82
 1/31/2009                    8,077.00                   7,648.45                    10,111.15
 2/28/2009                    7,619.00                   7,170.84                    10,057.39
 3/31/2009                    8,067.00                   7,531.09                    10,208.65
 4/30/2009                    8,638.00                   8,020.43                    10,313.95
 5/31/2009                    9,228.00                   8,383.54                    10,429.56
 6/30/2009                    9,310.00                   8,369.78                    10,509.23
 7/31/2009                    9,850.00                   8,870.00                    10,708.14
 8/31/2009                   10,094.00                   9,143.00                    10,832.66
 9/30/2009                   10,471.00                   9,435.81                    10,979.75
10/31/2009                   10,471.00                   9,268.92                    11,042.98
11/30/2009                   10,777.00                   9,655.20                    11,183.11
12/31/2009                   10,897.00                   9,781.19                    11,043.54
 1/31/2010                   10,844.00                   9,544.52                    11,211.52
 2/28/2010                   10,991.00                   9,733.63                    11,253.87
 3/31/2010                   11,338.00                  10,161.75                    11,268.91
 4/30/2010                   11,516.00                  10,288.71                    11,393.99
 5/31/2010                   11,075.00                   9,741.06                    11,445.52
 6/30/2010                   10,970.00                   9,486.32                    11,622.98
 7/31/2010                   11,380.00                  10,012.39                    11,773.41
 8/31/2010                   11,275.00                   9,752.63                    11,920.77
 9/30/2010                   11,820.00                  10,369.16                    11,958.66
10/31/2010                   12,072.00                  10,643.93                    12,019.67
11/30/2010                   12,020.00                  10,567.17                    11,940.55
12/31/2010                   12,344.00                  11,045.99                    11,834.69
 1/31/2011                   12,419.00                  11,180.02                    11,862.55
 2/28/2011                   12,624.00                  11,453.88                    11,900.44
 3/31/2011                   12,711.00                  11,460.39                    11,914.64
 4/30/2011                   13,035.00                  11,784.99                    12,069.25
 5/31/2011                   12,992.00                  11,716.25                    12,218.57
 6/30/2011                   12,873.00                  11,575.32                    12,179.01
 7/31/2011                   12,851.00                  11,469.35                    12,368.44
 8/31/2011                   12,441.00                  11,024.44                    12,493.80
 9/30/2011                   11,836.00                  10,370.34                    12,529.46
10/31/2011                   12,516.00                  11,152.43                    12,601.05
11/30/2011                   12,419.00                  11,073.83                    12,563.72
12/31/2011                   12,407.00                  11,109.62                    12,710.53
 1/31/2012                   12,854.00                  11,521.37                    12,848.15
 2/29/2012                   13,122.00                  11,847.26                    12,878.23
 3/31/2012                   13,177.00                  11,977.27                    12,819.18
 4/30/2012                   13,155.00                  11,931.70                    12,958.46
 5/31/2012                   12,698.00                  11,352.22                    13,042.32
 6/30/2012                   12,954.00                  11,679.27                    13,075.19
 7/31/2012                   13,077.00                  11,775.85                    13,270.19
 8/31/2012                   13,289.00                  11,972.20                    13,298.05
 9/30/2012                   13,579.00                  12,157.36                    13,337.05
10/31/2012                   13,568.00                  12,085.99                    13,379.39
11/30/2012                   13,646.00                  12,213.26                    13,411.43
12/31/2012                   13,804.00                  12,385.27                    13,413.93
 1/31/2013                   14,023.00                  12,727.70                    13,344.01
 2/28/2013                   14,069.00                  12,782.06                    13,408.08
 3/31/2013                   14,219.00                  13,027.47                    13,423.96
 4/30/2013                   14,322.00                  13,262.52                    13,571.33
 5/31/2013                   14,322.00                  13,218.80                    13,341.23
 6/30/2013                   13,988.00                  12,991.05                    13,106.39
 7/31/2013                   14,357.00                  13,407.43                    13,149.01
 8/31/2013                   14,172.00                  13,137.61                    13,074.07
 9/30/2013                   14,529.00                  13,568.24                    13,204.17
10/31/2013                   14,840.00                  13,922.96                    13,334.82
11/30/2013                   14,955.00                  14,058.63                    13,291.64
12/31/2013                   15,069.00                  14,212.89                    13,233.42
 1/31/2014                   14,854.00                  13,970.83                    13,408.92
 2/28/2014                   15,248.00                  14,400.02                    13,504.47
 3/31/2014                   15,295.00                  14,441.25                    13,491.94
 4/30/2014                   15,379.00                  14,525.77                    13,603.64
 5/31/2014                   15,582.00                  14,750.21                    13,767.45
 6/30/2014                   15,773.00                  14,940.16                    13,788.34
 7/31/2014                   15,594.00                  14,725.06                    13,745.44
 8/31/2014                   15,832.00                  15,036.77                    13,894.48
 9/30/2014                   15,510.00                  14,729.24                    13,784.16
10/31/2014                   15,618.00                  14,958.77                    13,919.27
11/30/2014                   15,773.00                  15,116.76                    13,993.09
12/31/2014                   15,589.00                  15,018.37                    13,969.13
 1/31/2015                   15,552.00                  14,993.93                    14,234.89
 2/28/2015                   15,937.00                  15,437.31                    14,151.88
 3/31/2015                   15,813.00                  15,370.01                    14,210.38
 4/30/2015                   15,999.00                  15,478.07                    14,193.94
 5/31/2015                   16,024.00                  15,529.56                    14,169.15
 6/30/2015                   15,775.00                  15,286.29                    14,010.92
 7/31/2015                   15,800.00                  15,444.18                    14,092.54
 8/31/2015                   15,217.00                  14,846.80                    14,051.03
 9/30/2015                   14,969.00                  14,603.02                    14,105.91
10/31/2015                   15,527.00                  15,224.12                    14,151.04
11/30/2015                   15,453.00                  15,217.10                    14,099.51
12/31/2015                   15,214.00                  14,989.50                    14,029.03
 1/31/2016                   14,829.00                  14,592.27                    14,183.92
 2/29/2016                   14,816.00                  14,582.57                    14,284.76
 3/31/2016                   15,407.00                  15,254.30                    14,459.70
 4/30/2016                   15,612.00                  15,359.43                    14,558.32
 5/31/2016                   15,689.00                  15,457.25                    14,569.74
 6/30/2016                   15,792.00                  15,556.92                    14,826.03
 7/31/2016                   16,203.00                  15,922.91                    14,948.32
 8/31/2016                   16,267.00                  15,945.97                    14,964.48
 9/30/2016                   16,331.00                  15,990.40                    14,968.10
10/31/2016                   16,177.00                  15,754.35                    14,868.65
11/30/2016                   16,203.00                  15,850.83                    14,534.36
12/31/2016                   16,366.00                  16,071.90                    14,577.54
 1/31/2017                   16,619.00                  16,288.25                    14,629.08
 2/28/2017                   16,872.00                  16,575.69                    14,741.90
 3/31/2017                   16,992.00                  16,662.70                    14,737.16
 4/30/2017                   17,179.00                  16,836.68                    14,859.46
 5/31/2017                   17,405.00                  17,026.00                    14,973.95
 6/30/2017                   17,472.00                  17,087.09                    14,961.14
 7/31/2017                   17,698.00                  17,316.73                    15,035.80
 8/31/2017                   17,765.00                  17,363.87                    15,165.61
 9/30/2017                   17,938.00                  17,566.83                    15,112.13
10/31/2017                   18,138.00                  17,754.16                    15,130.23
11/30/2017                   18,285.00                  17,979.62                    15,107.39
12/31/2017                   18,446.00                  18,129.33                    15,173.97

                                   [END CHART]

                 Data since Fund inception 7/31/08 to 12/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2020 Fund to the benchmarks listed above (see page 9 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2017, the S&P Target Date 2020 Index replaced the Bloomberg Barclays U.S. Universal Index as the Fund's primary broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA TARGET RETIREMENT 2030 FUND (THE FUND)
(Ticker Symbol: URTRX)

--------------------------------------------------------------------------------
                                          12/31/17                   12/31/16
--------------------------------------------------------------------------------
Net Assets                             $1.3 Billion                $1.1 Billion
Net Asset Value Per Share                 $13.84                      $12.89

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
     1 YEAR                    5 YEARS                 SINCE INCEPTION 7/31/08
     16.12%                     7.61%                           7.40%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/16*
--------------------------------------------------------------------------------
                                      0.75%

              (Including acquired fund fees and expenses of 0.72%)

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

12  | USAA TARGET RETIREMENT FUNDS

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        USAA TARGET                                                BLOOMBERG BARCLAYS
                         RETIREMENT                    S&P TARGET DATE               U.S. UNIVERSAL
                         2030 FUND                       2030 INDEX*                     INDEX
 7/31/2008              $10,000.00                      $10,000.00                     $10,000.00
 8/31/2008                9,990.00                       10,022.98                      10,088.31
 9/30/2008                9,250.00                        9,245.91                       9,899.43
10/31/2008                7,970.00                        7,822.23                       9,543.42
11/30/2008                7,690.00                        7,389.61                       9,794.69
12/31/2008                7,994.00                        7,695.76                      10,168.82
 1/31/2009                7,556.00                        7,110.59                      10,111.15
 2/28/2009                7,098.00                        6,556.60                      10,057.39
 3/31/2009                7,525.00                        6,963.61                      10,208.65
 4/30/2009                8,106.00                        7,549.63                      10,313.95
 5/31/2009                8,696.00                        7,975.25                      10,429.56
 6/30/2009                8,758.00                        7,957.28                      10,509.23
 7/31/2009                9,348.00                        8,517.05                      10,708.14
 8/31/2009                9,613.00                        8,808.40                      10,832.66
 9/30/2009               10,030.00                        9,126.86                      10,979.75
10/31/2009                9,969.00                        8,929.96                      11,042.98
11/30/2009               10,336.00                        9,349.24                      11,183.11
12/31/2009               10,527.00                        9,519.91                      11,043.54
 1/31/2010               10,349.00                        9,230.02                      11,211.52
 2/28/2010               10,527.00                        9,445.60                      11,253.87
 3/31/2010               10,996.00                        9,947.76                      11,268.91
 4/30/2010               11,173.00                       10,075.25                      11,393.99
 5/31/2010               10,558.00                        9,406.74                      11,445.52
 6/30/2010               10,370.00                        9,078.72                      11,622.98
 7/31/2010               10,891.00                        9,684.82                      11,773.41
 8/31/2010               10,683.00                        9,354.48                      11,920.77
 9/30/2010               11,423.00                       10,074.57                      11,958.66
10/31/2010               11,736.00                       10,389.41                      12,019.67
11/30/2010               11,673.00                       10,317.10                      11,940.55
12/31/2010               12,142.00                       10,901.83                      11,834.69
 1/31/2011               12,216.00                       11,060.55                      11,862.55
 2/28/2011               12,473.00                       11,382.17                      11,900.44
 3/31/2011               12,579.00                       11,394.30                      11,914.64
 4/30/2011               12,996.00                       11,750.13                      12,069.25
 5/31/2011               12,878.00                       11,642.90                      12,218.57
 6/30/2011               12,729.00                       11,476.31                      12,179.01
 7/31/2011               12,643.00                       11,301.81                      12,368.44
 8/31/2011               12,078.00                       10,727.80                      12,493.80
 9/30/2011               11,266.00                        9,934.94                      12,529.46
10/31/2011               12,152.00                       10,846.98                      12,601.05
11/30/2011               12,035.00                       10,757.07                      12,563.72
12/31/2011               12,000.00                       10,774.17                      12,710.53
 1/31/2012               12,549.00                       11,248.44                      12,848.15
 2/29/2012               12,912.00                       11,643.40                      12,878.23
 3/31/2012               13,011.00                       11,813.90                      12,819.18
 4/30/2012               12,934.00                       11,733.27                      12,958.46
 5/31/2012               12,275.00                       11,006.99                      13,042.32
 6/30/2012               12,626.00                       11,401.71                      13,075.19
 7/31/2012               12,736.00                       11,485.92                      13,270.19
 8/31/2012               12,989.00                       11,722.82                      13,298.05
 9/30/2012               13,318.00                       11,941.56                      13,337.05
10/31/2012               13,263.00                       11,853.85                      13,379.39
11/30/2012               13,362.00                       12,001.74                      13,411.43
12/31/2012               13,580.00                       12,221.11                      13,413.93
 1/31/2013               13,918.00                       12,652.53                      13,344.01
 2/28/2013               13,952.00                       12,704.58                      13,408.08
 3/31/2013               14,144.00                       13,001.61                      13,423.96
 4/30/2013               14,257.00                       13,268.42                      13,571.33
 5/31/2013               14,325.00                       13,272.48                      13,341.23
 6/30/2013               13,975.00                       13,038.11                      13,106.39
 7/31/2013               14,471.00                       13,548.69                      13,149.01
 8/31/2013               14,223.00                       13,243.12                      13,074.07
 9/30/2013               14,697.00                       13,748.99                      13,204.17
10/31/2013               15,104.00                       14,168.43                      13,334.82
11/30/2013               15,273.00                       14,346.66                      13,291.64
12/31/2013               15,442.00                       14,560.04                      13,233.42
 1/31/2014               15,066.00                       14,208.86                      13,408.92
 2/28/2014               15,583.00                       14,740.26                      13,504.47
 3/31/2014               15,642.00                       14,797.39                      13,491.94
 4/30/2014               15,713.00                       14,881.16                      13,603.64
 5/31/2014               15,971.00                       15,126.55                      13,767.45
 6/30/2014               16,230.00                       15,370.09                      13,788.34
 7/31/2014               15,960.00                       15,098.48                      13,745.44
 8/31/2014               16,277.00                       15,461.10                      13,894.48
 9/30/2014               15,842.00                       15,085.46                      13,784.16
10/31/2014               15,971.00                       15,343.11                      13,919.27
11/30/2014               16,206.00                       15,517.52                      13,993.09
12/31/2014               15,972.00                       15,380.52                      13,969.13
 1/31/2015               15,862.00                       15,282.38                      14,234.89
 2/28/2015               16,425.00                       15,872.97                      14,151.88
 3/31/2015               16,242.00                       15,776.61                      14,210.38
 4/30/2015               16,511.00                       15,930.17                      14,193.94
 5/31/2015               16,560.00                       16,005.88                      14,169.15
 6/30/2015               16,229.00                       15,726.82                      14,010.92
 7/31/2015               16,278.00                       15,904.48                      14,092.54
 8/31/2015               15,495.00                       15,153.84                      14,051.03
 9/30/2015               15,152.00                       14,833.04                      14,105.91
10/31/2015               15,887.00                       15,610.09                      14,151.04
11/30/2015               15,813.00                       15,613.83                      14,099.51
12/31/2015               15,524.00                       15,334.45                      14,029.03
 1/31/2016               14,958.00                       14,793.70                      14,183.92
 2/29/2016               14,920.00                       14,751.15                      14,284.76
 3/31/2016               15,675.00                       15,567.42                      14,459.70
 4/30/2016               15,902.00                       15,690.20                      14,558.32
 5/31/2016               15,977.00                       15,814.74                      14,569.74
 6/30/2016               16,065.00                       15,881.60                      14,826.03
 7/31/2016               16,594.00                       16,333.26                      14,948.32
 8/31/2016               16,669.00                       16,367.91                      14,964.48
 9/30/2016               16,745.00                       16,419.46                      14,968.10
10/31/2016               16,531.00                       16,139.49                      14,868.65
11/30/2016               16,657.00                       16,338.02                      14,534.36
12/31/2016               16,875.00                       16,614.28                      14,577.54
 1/31/2017               17,215.00                       16,885.45                      14,629.08
 2/28/2017               17,529.00                       17,235.90                      14,741.90
 3/31/2017               17,673.00                       17,353.50                      14,737.16
 4/30/2017               17,896.00                       17,553.09                      14,859.46
 5/31/2017               18,158.00                       17,780.29                      14,973.95
 6/30/2017               18,249.00                       17,875.09                      14,961.14
 7/31/2017               18,550.00                       18,183.57                      15,035.80
 8/31/2017               18,603.00                       18,210.84                      15,165.61
 9/30/2017               18,878.00                       18,519.08                      15,112.13
10/31/2017               19,152.00                       18,787.40                      15,130.23
11/30/2017               19,401.00                       19,111.72                      15,107.39
12/31/2017               19,595.00                       19,303.92                      15,173.97

                                   [END CHART]

                 Data since Fund inception 7/31/08 to 12/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2030 Fund to the benchmarks listed above (see page 9 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2017, the S&P Target Date 2030 Index replaced the Bloomberg Barclays U.S. Universal Index as the Fund's primary broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

USAA TARGET RETIREMENT 2040 FUND (THE FUND)
(Ticker Symbol: URFRX)

--------------------------------------------------------------------------------
                                        12/31/17                     12/31/16
--------------------------------------------------------------------------------
Net Assets                           $1.4 Billion                  $1.2 Billion
Net Asset Value Per Share               $14.25                        $12.82

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
     1 YEAR                     5 YEARS                SINCE INCEPTION 7/31/08
     18.46%                      8.74%                         7.28%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/16*
--------------------------------------------------------------------------------
                                      0.78%

              (Including acquired fund fees and expenses of 0.75%)

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

14  | USAA TARGET RETIREMENT FUNDS

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                            USAA TARGET
                            S&P TARGET DATE                  RETIREMENT                     MSCI ALL-COUNTRY
                              2040 INDEX*                    2040 FUND                         WORLD INDEX
 7/31/2008                    $10,000.00                     $10,000.00                        $10,000.00
 8/31/2008                     10,017.98                       9,990.00                          9,784.46
 9/30/2008                      9,163.80                       9,110.00                          8,561.59
10/31/2008                      7,626.84                       7,610.00                          6,865.11
11/30/2008                      7,138.82                       7,160.00                          6,414.09
12/31/2008                      7,406.60                       7,495.00                          6,646.55
 1/31/2009                      6,781.25                       7,017.00                          6,078.68
 2/28/2009                      6,183.27                       6,508.00                          5,483.51
 3/31/2009                      6,627.76                       6,966.00                          5,935.18
 4/30/2009                      7,264.33                       7,546.00                          6,635.81
 5/31/2009                      7,730.30                       8,115.00                          7,296.99
 6/30/2009                      7,711.14                       8,115.00                          7,256.08
 7/31/2009                      8,293.65                       8,756.00                          7,894.81
 8/31/2009                      8,587.75                       9,000.00                          8,177.17
 9/30/2009                      8,915.67                       9,437.00                          8,552.32
10/31/2009                      8,706.24                       9,295.00                          8,420.15
11/30/2009                      9,137.36                       9,722.00                          8,766.46
12/31/2009                      9,329.92                       9,946.00                          8,948.00
 1/31/2010                      9,015.96                       9,656.00                          8,561.29
 2/28/2010                      9,240.48                       9,863.00                          8,670.35
 3/31/2010                      9,775.32                      10,402.00                          9,228.14
 4/30/2010                      9,901.70                      10,568.00                          9,243.67
 5/31/2010                      9,173.18                       9,822.00                          8,367.32
 6/30/2010                      8,807.43                       9,553.00                          8,109.54
 7/31/2010                      9,454.27                      10,143.00                          8,769.40
 8/31/2010                      9,086.98                       9,832.00                          8,462.83
 9/30/2010                      9,859.52                      10,703.00                          9,272.44
10/31/2010                     10,194.74                      11,055.00                          9,607.56
11/30/2010                     10,123.89                      10,982.00                          9,393.79
12/31/2010                     10,764.61                      11,597.00                         10,081.68
 1/31/2011                     10,933.62                      11,639.00                         10,239.89
 2/28/2011                     11,278.73                      11,944.00                         10,538.07
 3/31/2011                     11,297.27                      12,060.00                         10,527.55
 4/30/2011                     11,667.79                      12,524.00                         10,958.25
 5/31/2011                     11,536.72                      12,345.00                         10,722.70
 6/30/2011                     11,359.91                      12,166.00                         10,553.74
 7/31/2011                     11,152.80                      11,997.00                         10,381.92
 8/31/2011                     10,509.90                      11,291.00                          9,623.53
 9/30/2011                      9,648.40                      10,343.00                          8,714.94
10/31/2011                     10,621.60                      11,365.00                          9,648.69
11/30/2011                     10,529.06                      11,239.00                          9,359.86
12/31/2011                     10,531.00                      11,162.00                          9,340.95
 1/31/2012                     11,037.62                      11,764.00                          9,884.10
 2/29/2012                     11,464.46                      12,173.00                         10,381.40
 3/31/2012                     11,655.25                      12,302.00                         10,450.33
 4/30/2012                     11,556.83                      12,184.00                         10,330.85
 5/31/2012                     10,758.49                      11,388.00                          9,404.61
 6/30/2012                     11,190.72                      11,775.00                          9,869.09
 7/31/2012                     11,267.07                      11,850.00                         10,004.19
 8/31/2012                     11,526.22                      12,119.00                         10,221.72
 9/30/2012                     11,765.60                      12,474.00                         10,543.66
10/31/2012                     11,670.72                      12,366.00                         10,473.39
11/30/2012                     11,831.33                      12,485.00                         10,607.32
12/31/2012                     12,078.32                      12,750.00                         10,847.58
 1/31/2013                     12,561.08                      13,157.00                         11,347.31
 2/28/2013                     12,608.90                      13,190.00                         11,345.54
 3/31/2013                     12,934.82                      13,410.00                         11,552.99
 4/30/2013                     13,219.80                      13,531.00                         11,883.03
 5/31/2013                     13,246.83                      13,652.00                         11,850.43
 6/30/2013                     13,007.19                      13,300.00                         11,504.05
 7/31/2013                     13,581.53                      13,872.00                         12,054.78
 8/31/2013                     13,247.40                      13,597.00                         11,803.62
 9/30/2013                     13,812.29                      14,136.00                         12,413.30
10/31/2013                     14,280.01                      14,576.00                         12,912.22
11/30/2013                     14,490.53                      14,763.00                         13,095.08
12/31/2013                     14,747.30                      14,964.00                         13,321.00
 1/31/2014                     14,311.53                      14,492.00                         12,788.15
 2/28/2014                     14,914.57                      15,068.00                         13,405.91
 3/31/2014                     14,983.99                      15,125.00                         13,465.52
 4/30/2014                     15,066.55                      15,183.00                         13,593.71
 5/31/2014                     15,327.76                      15,448.00                         13,882.83
 6/30/2014                     15,610.14                      15,736.00                         14,144.22
 7/31/2014                     15,299.88                      15,425.00                         13,972.67
 8/31/2014                     15,699.47                      15,782.00                         14,281.34
 9/30/2014                     15,275.52                      15,286.00                         13,818.22
10/31/2014                     15,555.90                      15,413.00                         13,915.51
11/30/2014                     15,747.04                      15,678.00                         14,148.26
12/31/2014                     15,587.02                      15,436.00                         13,875.25
 1/31/2015                     15,436.32                      15,268.00                         13,658.32
 2/28/2015                     16,135.48                      15,927.00                         14,418.70
 3/31/2015                     16,020.61                      15,711.00                         14,195.29
 4/30/2015                     16,203.83                      16,011.00                         14,607.15
 5/31/2015                     16,299.07                      16,071.00                         14,588.10
 6/30/2015                     15,993.80                      15,747.00                         14,244.66
 7/31/2015                     16,184.47                      15,795.00                         14,368.36
 8/31/2015                     15,317.81                      14,933.00                         13,383.40
 9/30/2015                     14,938.71                      14,538.00                         12,898.53
10/31/2015                     15,830.93                      15,376.00                         13,910.87
11/30/2015                     15,843.00                      15,328.00                         13,796.00
12/31/2015                     15,524.18                      15,018.00                         13,547.20
 1/31/2016                     14,876.42                      14,355.00                         12,730.16
 2/29/2016                     14,807.66                      14,293.00                         12,642.59
 3/31/2016                     15,729.07                      15,092.00                         13,579.51
 4/30/2016                     15,864.80                      15,300.00                         13,779.96
 5/31/2016                     16,007.91                      15,399.00                         13,797.33
 6/30/2016                     16,045.25                      15,423.00                         13,713.80
 7/31/2016                     16,563.86                      16,000.00                         14,304.78
 8/31/2016                     16,608.59                      16,074.00                         14,352.91
 9/30/2016                     16,665.54                      16,160.00                         14,440.85
10/31/2016                     16,352.85                      15,927.00                         14,195.73
11/30/2016                     16,637.29                      16,123.00                         14,303.61
12/31/2016                     16,956.60                      16,365.00                         14,612.60
 1/31/2017                     17,271.83                      16,722.00                         15,012.18
 2/28/2017                     17,672.74                      17,067.00                         15,433.32
 3/31/2017                     17,815.62                      17,220.00                         15,622.07
 4/30/2017                     18,034.81                      17,463.00                         15,865.57
 5/31/2017                     18,292.07                      17,744.00                         16,215.92
 6/30/2017                     18,414.51                      17,833.00                         16,289.65
 7/31/2017                     18,785.65                      18,178.00                         16,744.87
 8/31/2017                     18,794.50                      18,216.00                         16,809.03
 9/30/2017                     19,189.72                      18,548.00                         17,133.77
10/31/2017                     19,524.08                      18,867.00                         17,489.57
11/30/2017                     19,929.44                      19,173.00                         17,828.14
12/31/2017                     20,155.59                      19,386.00                         18,115.58

                                   [END CHART]

                 Data since Fund inception 7/31/08 to 12/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2040 Fund to the benchmarks listed above (see page 9 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2017, the S&P Target Date 2040 Index replaced the MSCI All-Country World Index as the Fund's primary broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

USAA TARGET RETIREMENT 2050 FUND (THE FUND)
(Ticker Symbol: URFFX)

--------------------------------------------------------------------------------
                                          12/31/17                  12/31/16
--------------------------------------------------------------------------------
Net Assets                            $804.9 Million             $659.6 Million
Net Asset Value Per Share                 $14.45                     $12.78

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
     1 YEAR                    5 YEARS                  SINCE INCEPTION 7/31/08
     19.39%                     9.21%                             6.86%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/16*
--------------------------------------------------------------------------------
                                      0.81%

              (Including acquired fund fees and expenses of 0.76%)

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

16  | USAA TARGET RETIREMENT FUNDS

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                           S&P TARGET DATE         USAA TARGET RETIREMENT                MSCI ALL-COUNTRY
                             2050 INDEX*                  2050 FUND                        WORLD INDEX
 7/31/2008                   $10,000.00                  $10,000.00                        $10,000.00
 8/31/2008                    10,018.39                    9,960.00                          9,784.46
 9/30/2008                     9,141.36                    8,970.00                          8,561.59
10/31/2008                     7,559.00                    7,330.00                          6,865.11
11/30/2008                     7,045.79                    6,810.00                          6,414.09
12/31/2008                     7,297.45                    7,180.00                          6,646.55
 1/31/2009                     6,658.07                    6,611.00                          6,078.68
 2/28/2009                     6,042.58                    6,043.00                          5,483.51
 3/31/2009                     6,498.10                    6,550.00                          5,935.18
 4/30/2009                     7,154.21                    7,129.00                          6,635.81
 5/31/2009                     7,631.26                    7,678.00                          7,296.99
 6/30/2009                     7,612.80                    7,617.00                          7,256.08
 7/31/2009                     8,194.09                    8,277.00                          7,894.81
 8/31/2009                     8,484.38                    8,510.00                          8,177.17
 9/30/2009                     8,810.88                    8,937.00                          8,552.32
10/31/2009                     8,601.21                    8,734.00                          8,420.15
11/30/2009                     9,029.70                    9,211.00                          8,766.46
12/31/2009                     9,223.89                    9,466.00                          8,948.00
 1/31/2010                     8,909.43                    9,066.00                          8,561.29
 2/28/2010                     9,133.01                    9,302.00                          8,670.35
 3/31/2010                     9,667.82                    9,877.00                          9,228.14
 4/30/2010                     9,792.33                   10,021.00                          9,243.67
 5/31/2010                     9,060.16                    9,209.00                          8,367.32
 6/30/2010                     8,690.27                    8,880.00                          8,109.54
 7/31/2010                     9,342.64                    9,507.00                          8,769.40
 8/31/2010                     8,970.56                    9,137.00                          8,462.83
 9/30/2010                     9,749.84                   10,083.00                          9,272.44
10/31/2010                    10,087.54                   10,443.00                          9,607.56
11/30/2010                    10,015.90                   10,381.00                          9,393.79
12/31/2010                    10,664.36                   11,047.00                         10,081.68
 1/31/2011                    10,832.68                   11,078.00                         10,239.89
 2/28/2011                    11,179.74                   11,379.00                         10,538.07
 3/31/2011                    11,201.43                   11,504.00                         10,527.55
 4/30/2011                    11,573.41                   11,981.00                         10,958.25
 5/31/2011                    11,437.50                   11,763.00                         10,722.70
 6/30/2011                    11,257.18                   11,576.00                         10,553.74
 7/31/2011                    11,032.43                   11,369.00                         10,381.92
 8/31/2011                    10,357.04                   10,622.00                          9,623.53
 9/30/2011                     9,466.69                    9,647.00                          8,714.94
10/31/2011                    10,459.99                   10,715.00                          9,648.69
11/30/2011                    10,368.45                   10,580.00                          9,359.86
12/31/2011                    10,357.87                   10,465.00                          9,340.95
 1/31/2012                    10,875.99                   11,095.00                          9,884.10
 2/29/2012                    11,314.38                   11,537.00                         10,381.40
 3/31/2012                    11,514.92                   11,694.00                         10,450.33
 4/30/2012                    11,405.99                   11,537.00                         10,330.85
 5/31/2012                    10,576.13                   10,633.00                          9,404.61
 6/30/2012                    11,031.90                   11,064.00                          9,869.09
 7/31/2012                    11,101.42                   11,106.00                         10,004.19
 8/31/2012                    11,373.83                   11,379.00                         10,221.72
 9/30/2012                    11,626.75                   11,757.00                         10,543.66
10/31/2012                    11,528.29                   11,642.00                         10,473.39
11/30/2012                    11,696.91                   11,768.00                         10,607.32
12/31/2012                    11,962.67                   12,032.00                         10,847.58
 1/31/2013                    12,476.12                   12,438.00                         11,347.31
 2/28/2013                    12,518.93                   12,470.00                         11,345.54
 3/31/2013                    12,860.56                   12,684.00                         11,552.99
 4/30/2013                    13,156.31                   12,802.00                         11,883.03
 5/31/2013                    13,198.10                   12,930.00                         11,850.43
 6/30/2013                    12,954.11                   12,588.00                         11,504.05
 7/31/2013                    13,572.42                   13,155.00                         12,054.78
 8/31/2013                    13,218.52                   12,877.00                         11,803.62
 9/30/2013                    13,827.84                   13,444.00                         12,413.30
10/31/2013                    14,327.69                   13,882.00                         12,912.22
11/30/2013                    14,561.25                   14,085.00                         13,095.08
12/31/2013                    14,849.72                   14,296.00                         13,321.00
 1/31/2014                    14,345.75                   13,762.00                         12,788.15
 2/28/2014                    14,999.36                   14,362.00                         13,405.91
 3/31/2014                    15,078.28                   14,418.00                         13,465.52
 4/30/2014                    15,160.90                   14,462.00                         13,593.71
 5/31/2014                    15,433.28                   14,729.00                         13,882.83
 6/30/2014                    15,741.65                   15,029.00                         14,144.22
 7/31/2014                    15,410.68                   14,696.00                         13,972.67
 8/31/2014                    15,829.61                   15,063.00                         14,281.34
 9/30/2014                    15,372.48                   14,551.00                         13,818.22
10/31/2014                    15,666.15                   14,707.00                         13,915.51
11/30/2014                    15,870.42                   14,985.00                         14,148.26
12/31/2014                    15,693.95                   14,727.00                         13,875.25
 1/31/2015                    15,508.27                   14,531.00                         13,658.32
 2/28/2015                    16,277.25                   15,221.00                         14,418.70
 3/31/2015                    16,151.13                   15,002.00                         14,195.29
 4/30/2015                    16,355.27                   15,313.00                         14,607.15
 5/31/2015                    16,461.64                   15,382.00                         14,588.10
 6/30/2015                    16,140.52                   15,060.00                         14,244.66
 7/31/2015                    16,340.55                   15,117.00                         14,368.36
 8/31/2015                    15,391.14                   14,267.00                         13,383.40
 9/30/2015                    14,974.51                   13,876.00                         12,898.53
10/31/2015                    15,943.21                   14,704.00                         13,910.87
11/30/2015                    15,966.12                   14,658.00                         13,796.00
12/31/2015                    15,620.93                   14,361.00                         13,547.20
 1/31/2016                    14,900.16                   13,701.00                         12,730.16
 2/29/2016                    14,811.43                   13,642.00                         12,642.59
 3/31/2016                    15,804.64                   14,420.00                         13,579.51
 4/30/2016                    15,943.84                   14,609.00                         13,779.96
 5/31/2016                    16,097.70                   14,691.00                         13,797.33
 6/30/2016                    16,110.77                   14,715.00                         13,713.80
 7/31/2016                    16,675.81                   15,281.00                         14,304.78
 8/31/2016                    16,723.17                   15,352.00                         14,352.91
 9/30/2016                    16,783.04                   15,422.00                         14,440.85
10/31/2016                    16,450.03                   15,198.00                         14,195.73
11/30/2016                    16,797.29                   15,422.00                         14,303.61
12/31/2016                    17,142.14                   15,657.00                         14,612.60
 1/31/2017                    17,489.79                   16,012.00                         15,012.18
 2/28/2017                    17,924.63                   16,355.00                         15,433.32
 3/31/2017                    18,087.12                   16,514.00                         15,622.07
 4/30/2017                    18,318.55                   16,747.00                         15,865.57
 5/31/2017                    18,594.45                   17,029.00                         16,215.92
 6/30/2017                    18,727.00                   17,127.00                         16,289.65
 7/31/2017                    19,123.99                   17,470.00                         16,744.87
 8/31/2017                    19,127.46                   17,507.00                         16,809.03
 9/30/2017                    19,557.34                   17,850.00                         17,133.77
10/31/2017                    19,919.46                   18,168.00                         17,489.57
11/30/2017                    20,359.54                   18,474.00                         17,828.14
12/31/2017                    20,601.00                   18,692.00                         18,115.58

                                   [END CHART]

                Data since Fund inception 7/31/08 to 12/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2050 Fund to the benchmarks listed above (see page 9 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2017, the S&P Target Date 2050 Index replaced the MSCI All-Country World Index as the Fund's primary broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

USAA TARGET RETIREMENT 2060 FUND (THE FUND)
(Ticker Symbol: URSIX)

--------------------------------------------------------------------------------
                                          12/31/17                   12/31/16
--------------------------------------------------------------------------------
Net Assets                              $77.6 Million             $53.1 Million
Net Asset Value Per Share                  $12.74                     $11.07

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
    1 YEAR                                             SINCE INCEPTION 7/12/13
    19.51%                                                       8.35%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/16*
--------------------------------------------------------------------------------
BEFORE REIMBURSEMENT          1.17%          AFTER REIMBURSEMENT          0.86%

              (Including acquired fund fees and expenses of 0.76%)

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, visit USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through April 30, 2018, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after April 30, 2018. If the total annual operating expense ratio of the Fund is lower than 0.10%, the Fund will operate at that lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

18  | USAA TARGET RETIREMENT FUNDS

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        S&P TARGET DATE               MSCI ALL-COUNTRY                  USAA TARGET
                          2060 INDEX*                   WORLD INDEX                 RETIREMENT 2060 FUND
 7/31/2013                $10,000.00                     $10,000.00                      $10,000.00
 8/31/2013                  9,733.31                       9,791.66                        9,830.00
 9/30/2013                 10,195.01                      10,297.41                       10,290.00
10/31/2013                 10,573.81                      10,711.29                       10,640.00
11/30/2013                 10,752.95                      10,862.98                       10,800.00
12/31/2013                 10,975.19                      11,050.39                       10,969.00
 1/31/2014                 10,582.83                      10,608.37                       10,535.00
 2/28/2014                 11,080.44                      11,120.83                       11,010.00
 3/31/2014                 11,141.58                      11,170.28                       11,060.00
 4/30/2014                 11,202.68                      11,276.62                       11,081.00
 5/31/2014                 11,406.86                      11,516.46                       11,293.00
 6/30/2014                 11,638.99                      11,733.29                       11,515.00
 7/31/2014                 11,390.58                      11,590.98                       11,242.00
 8/31/2014                 11,702.43                      11,847.04                       11,526.00
 9/30/2014                 11,358.50                      11,462.86                       11,141.00
10/31/2014                 11,576.60                      11,543.56                       11,273.00
11/30/2014                 11,727.98                      11,736.64                       11,485.00
12/31/2014                 11,594.06                      11,510.17                       11,288.00
 1/31/2015                 11,450.15                      11,330.21                       11,123.00
 2/28/2015                 12,031.01                      11,960.98                       11,671.00
 3/31/2015                 11,935.39                      11,775.65                       11,505.00
 4/30/2015                 12,090.81                      12,117.31                       11,743.00
 5/31/2015                 12,171.31                      12,101.50                       11,794.00
 6/30/2015                 11,928.75                      11,816.61                       11,557.00
 7/31/2015                 12,075.09                      11,919.23                       11,598.00
 8/31/2015                 11,347.85                      11,102.15                       10,927.00
 9/30/2015                 11,024.27                      10,699.93                       10,638.00
10/31/2015                 11,764.34                      11,539.72                       11,268.00
11/30/2015                 11,782.08                      11,444.43                       11,237.00
12/31/2015                 11,517.11                      11,238.04                       11,010.00
 1/31/2016                 10,960.72                      10,560.26                       10,505.00
 2/29/2016                 10,888.39                      10,487.62                       10,453.00
 3/31/2016                 11,642.08                      11,264.83                       11,052.00
 4/30/2016                 11,748.87                      11,431.12                       11,199.00
 5/31/2016                 11,863.92                      11,445.52                       11,262.00
 6/30/2016                 11,862.36                      11,376.24                       11,293.00
 7/31/2016                 12,294.27                      11,866.48                       11,714.00
 8/31/2016                 12,333.60                      11,906.41                       11,766.00
 9/30/2016                 12,380.12                      11,979.35                       11,819.00
10/31/2016                 12,130.25                      11,776.02                       11,651.00
11/30/2016                 12,414.55                      11,865.51                       11,808.00
12/31/2016                 12,677.60                      12,121.83                       11,979.00
 1/31/2017                 12,946.33                      12,453.30                       12,260.00
 2/28/2017                 13,279.38                      12,802.66                       12,531.00
 3/31/2017                 13,406.29                      12,959.23                       12,650.00
 4/30/2017                 13,580.03                      13,161.23                       12,834.00
 5/31/2017                 13,789.53                      13,451.86                       13,039.00
 6/30/2017                 13,887.65                      13,513.03                       13,115.00
 7/31/2017                 14,186.11                      13,890.65                       13,375.00
 8/31/2017                 14,188.72                      13,943.88                       13,407.00
 9/30/2017                 14,514.29                      14,213.26                       13,667.00
10/31/2017                 14,791.40                      14,508.41                       13,916.00
11/30/2017                 15,126.14                      14,789.28                       14,154.00
12/31/2017                 15,307.89                      15,027.71                       14,316.00

                                   [END CHART]

                        Data from 7/31/13 to 12/31/17.**

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2060 Fund to the benchmarks listed above (see page 9 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2017, the S&P Target Date 2060 Index replaced the MSCI All-Country World Index as the Fund's primary broad-based securities market index as it more closely represents the securities held by the Fund.

**The performance of the S&P Target Date 2060 Index and the MSCI All-Country World Index is calculated from the end of the month, July 31, 2013, while the inception date of the Fund is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

                        o TARGET RETIREMENT INCOME FUND o

                           ASSET ALLOCATION - 12/31/17

                         [PIE CHART OF ASSET ALLOCATION]

FIXED-INCOME FUNDS                                                        64.5%
EQUITY & ALTERNATIVE FUNDS                                                35.2%
MONEY MARKET INSTRUMENTS                                                   0.3%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

20  | USAA TARGET RETIREMENT FUNDS

================================================================================

                         o TARGET RETIREMENT 2020 FUND o

                           ASSET ALLOCATION - 12/31/17

                         [PIE CHART OF ASSET ALLOCATION]

EQUITY & ALTERNATIVE FUNDS                                                53.8%
FIXED-INCOME FUNDS                                                        46.1%
MONEY MARKET INSTRUMENTS                                                   0.1%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  21

================================================================================

                         o TARGET RETIREMENT 2030 FUND o

                           ASSET ALLOCATION - 12/31/17

                         [PIE CHART OF ASSET ALLOCATION]

EQUITY & ALTERNATIVE FUNDS                                                72.3%
FIXED-INCOME FUNDS                                                        27.1%
MONEY MARKET INSTRUMENTS                                                   0.5%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

22  | USAA TARGET RETIREMENT FUNDS

================================================================================

                         o TARGET RETIREMENT 2040 FUND o

                           ASSET ALLOCATION - 12/31/17

                         [PIE CHART OF ASSET ALLOCATION]

EQUITY & ALTERNATIVE FUNDS                                                86.2%
FIXED-INCOME FUNDS                                                        13.3%
MONEY MARKET INSTRUMENTS                                                   0.5%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  23

================================================================================

                         o TARGET RETIREMENT 2050 FUND o

                           ASSET ALLOCATION - 12/31/17

                         [PIE CHART OF ASSET ALLOCATION]

EQUITY & ALTERNATIVE FUNDS                                                91.6%
FIXED-INCOME FUNDS                                                         8.1%
MONEY MARKET INSTRUMENTS                                                   0.3%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

24  | USAA TARGET RETIREMENT FUNDS

================================================================================

                         o TARGET RETIREMENT 2060 FUND o

                           ASSET ALLOCATION - 12/31/17

                         [PIE CHART OF ASSET ALLOCATION]

EQUITY & ALTERNATIVE FUNDS                                                91.8%
FIXED-INCOME FUNDS                                                         7.4%
MONEY MARKET INSTRUMENTS                                                   0.7%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  25

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the applicable Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2017:

                    DIVIDEND            QUALIFIED
                    RECEIVED             DIVIDEND              LONG-TERM
                   DEDUCTION              INCOME                CAPITAL            FOREIGN       FOREIGN       QUALIFIED
                  (CORPORATE         (NON-CORPORATE              GAIN               TAXES        SOURCE        INTEREST
FUND             SHAREHOLDERS)(1)    SHAREHOLDERS)(1)       DISTRIBUTIONS(2)       PAID(3)       INCOME         INCOME
--------------------------------------------------------------------------------------------------------------------------
Target Income        6.29%                13.96%              $12,413,000        $  143,000     $  595,000     $12,000
Target 2020         10.61%                20.62%               30,507,000           349,000      1,533,000       9,000
Target 2030         15.93%                29.78%               70,944,000           916,000      4,185,000      38,000
Target 2040         21.44%                39.60%               60,524,000         1,215,000      5,264,000      38,000
Target 2050         24.82%                46.04%               28,431,000           741,000      3,308,000      25,000
Target 2060         21.26%                40.45%                1,259,000            74,000        310,000       4,000
--------------------------------------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

(3) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

================================================================================

26  | USAA TARGET RETIREMENT FUNDS

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF USAA TARGET RETIREMENT INCOME FUND, USAA TARGET RETIREMENT 2020 FUND, USAA TARGET RETIREMENT 2030 FUND, USAA TARGET RETIREMENT 2040 FUND, USAA TARGET RETIREMENT 2050 FUND, AND USAA TARGET RETIREMENT 2060 FUND AND THE BOARD OF TRUSTEES OF USAA MUTUAL FUNDS TRUST:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Target Retirement Income Fund, USAA Target Retirement 2020 Fund, USAA Target Retirement 2030 Fund, USAA Target Retirement 2040 Fund, USAA Target Retirement 2050 Fund, and USAA Target Retirement 2060 Fund (the "Funds") (six of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the portfolios constituting the USAA Mutual Funds Trust) at December 31, 2017, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

------------------------------------------------------------------------------------------------------------------
  INDIVIDUAL FUND CONSTITUTING THE     STATEMENT OF        STATEMENTS OF CHANGES IN           FINANCIAL
     USAA MUTUAL FUND TRUST             OPERATIONS                NET ASSETS                  HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------
USAA Target Retirement Income Fund,  For the year ended    For each of the two years    For each of the five years
USAA Target Retirement 2020 Fund,    December 31, 2017     in the period ended          in the period ended
USAA Target Retirement 2030 Fund,                          December 31, 2017            December 31, 2017
USAA Target Retirement 2040 Fund,
USAA Target Retirement 2050 Fund
------------------------------------------------------------------------------------------------------------------
USAA Target Retirement 2060 Fund     For the year ended    For each of the two years    For each of the four years
                                     December 31, 2017     in the period ended          in the period ended
                                                           December 31, 2017            December 31, 2017 and
                                                                                        the period from July 12,
                                                                                        2013 (commencement of
                                                                                        operations) through
                                                                                        December 31, 2013
------------------------------------------------------------------------------------------------------------------

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
February 22, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  27

================================================================================

PORTFOLIOS OF INVESTMENTS

USAA TARGET RETIREMENT INCOME FUND
December 31, 2017

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE FUNDS (35.2%)
    259,977   USAA Emerging Markets Fund                                                             $  5,220
     77,169   USAA Flexible Income Fund                                                                   713
  2,704,968   USAA Global Managed Volatility Fund                                                      29,322
    351,843   USAA Growth Fund                                                                         10,714
     83,821   USAA Income Stock Fund                                                                    1,671
    767,045   USAA International Fund                                                                  25,443
     25,850   USAA MSCI Emerging Markets Value Momentum Blend Index ETF                                 1,328
     29,355   USAA MSCI International Value Momentum Blend Index ETF                                    1,510
      3,410   USAA MSCI USA Small Cap Value Momentum Blend Index ETF                                      173
     42,741   USAA MSCI USA Value Momentum Blend Index ETF                                              2,223
    521,860   USAA Real Return Fund                                                                     5,521
    102,170   USAA S&P 500 Index Fund                                                                   3,883
    182,013   USAA Small Cap Stock Fund                                                                 3,222
  1,859,720   USAA Target Managed Allocation Fund                                                      21,126
     46,508   USAA Total Return Strategy Fund                                                             400
    499,534   USAA Value Fund                                                                          10,820
                                                                                                     --------
              Total Equity & Alternative Funds (cost: $94,235)                                        123,289
                                                                                                     --------

              FIXED-INCOME FUNDS (64.5%)
  7,665,217   USAA Government Securities Fund                                                          74,583
  1,487,769   USAA High Income Fund                                                                    12,155
  5,382,052   USAA Income Fund                                                                         70,666
  1,645,120   USAA Intermediate-Term Bond Fund                                                         17,537
  5,531,927   USAA Short-Term Bond Fund                                                                50,672
                                                                                                     --------
              Total Fixed-Income Funds (cost: $221,074)                                               225,613
                                                                                                     --------

              MONEY MARKET INSTRUMENTS (0.3%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.3%)
  1,030,062   State Street Institutional Treasury Money Market Fund Premier Class,
                1.15%(a) (cost: $1,030)                                                                 1,030
                                                                                                     --------

              TOTAL INVESTMENTS (COST: $316,339)                                                     $349,932
                                                                                                     ========

================================================================================

28  | USAA TARGET RETIREMENT FUNDS

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                   VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1              LEVEL 2            LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                    $123,289               $-                 $-           $123,289
Fixed-Income Funds                             225,613                -                  -            225,613
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                           1,030                -                  -              1,030
-------------------------------------------------------------------------------------------------------------
Total                                         $349,932               $-                 $-           $349,932
-------------------------------------------------------------------------------------------------------------

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  29

================================================================================

USAA TARGET RETIREMENT 2020 FUND
December 31, 2017

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE FUNDS (53.8%)
    296,947   USAA Emerging Markets Fund                                                             $  5,963
    321,742   USAA Flexible Income Fund                                                                 2,973
  7,413,133   USAA Global Managed Volatility Fund                                                      80,358
  1,192,079   USAA Growth Fund                                                                         36,299
    296,888   USAA Income Stock Fund                                                                    5,917
  1,973,960   USAA International Fund                                                                  65,476
     29,239   USAA MSCI Emerging Markets Value Momentum Blend Index ETF                                 1,502
     76,544   USAA MSCI International Value Momentum Blend Index ETF                                    3,937
     10,655   USAA MSCI USA Small Cap Value Momentum Blend Index ETF                                      541
    127,819   USAA MSCI USA Value Momentum Blend Index ETF                                              6,647
    935,424   USAA Real Return Fund                                                                     9,897
    313,509   USAA S&P 500 Index Fund                                                                  11,916
    645,755   USAA Small Cap Stock Fund                                                                11,430
  4,475,710   USAA Target Managed Allocation Fund                                                      50,844
    202,108   USAA Total Return Strategy Fund                                                           1,740
  1,692,516   USAA Value Fund                                                                          36,660
                                                                                                     --------
              Total Equity & Alternative Funds (cost: $244,302)                                       332,100
                                                                                                     --------

              FIXED-INCOME FUNDS (46.1%)
     31,835   USAA Core Intermediate-Term Bond ETF                                                      1,598
  6,606,374   USAA Government Securities Fund                                                          64,280
  2,675,245   USAA High Income Fund                                                                    21,857
  7,743,488   USAA Income Fund                                                                        101,672
  4,082,590   USAA Intermediate-Term Bond Fund                                                         43,520
  5,658,078   USAA Short-Term Bond Fund                                                                51,828
                                                                                                     --------
              Total Fixed-Income Funds (cost: $269,802)                                               284,755
                                                                                                     --------

              MONEY MARKET INSTRUMENTS (0.1%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.1%)
    817,974   State Street Institutional Treasury Money Market Fund Premier Class,
                1.15%(a) (cost: $818)                                                                     818
                                                                                                     --------

              TOTAL INVESTMENTS (COST: $514,922)                                                     $617,673
                                                                                                     ========

================================================================================

30  | USAA TARGET RETIREMENT FUNDS

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1         LEVEL 2         LEVEL 3                TOTAL
-------------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                      $332,100              $-              $-             $332,100
Fixed-Income Funds                               284,755               -               -              284,755
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                               818               -               -                  818
-------------------------------------------------------------------------------------------------------------
Total                                           $617,673              $-              $-             $617,673
-------------------------------------------------------------------------------------------------------------

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  31

================================================================================

USAA TARGET RETIREMENT 2030 FUND
December 31, 2017

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE FUNDS (72.3%)
    517,888   USAA Emerging Markets Fund                                                           $   10,399
    585,414   USAA Flexible Income Fund                                                                 5,409
 20,657,700   USAA Global Managed Volatility Fund                                                     223,930
  3,670,599   USAA Growth Fund                                                                        111,770
    912,259   USAA Income Stock Fund                                                                   18,181
  5,285,025   USAA International Fund                                                                 175,304
     48,510   USAA MSCI Emerging Markets Value Momentum Blend Index ETF                                 2,492
    209,121   USAA MSCI International Value Momentum Blend Index ETF                                   10,757
     30,312   USAA MSCI USA Small Cap Value Momentum Blend Index ETF                                    1,538
    378,386   USAA MSCI USA Value Momentum Blend Index ETF                                             19,676
      5,266   USAA Precious Metals and Minerals Fund                                                       71
  1,400,640   USAA Real Return Fund                                                                    14,819
    950,650   USAA S&P 500 Index Fund                                                                  36,134
  1,843,969   USAA Small Cap Stock Fund                                                                32,638
 13,218,329   USAA Target Managed Allocation Fund                                                     150,160
    598,099   USAA Total Return Strategy Fund                                                           5,150
  5,152,120   USAA Value Fund                                                                         111,595
                                                                                                   ----------
              Total Equity & Alternative Funds (cost: $705,277)                                       930,023
                                                                                                   ----------

              FIXED-INCOME FUNDS (27.1%)
     98,632   USAA Core Intermediate-Term Bond ETF                                                      4,950
  6,015,147   USAA Government Securities Fund                                                          58,527
  4,682,445   USAA High Income Fund                                                                    38,256
  9,919,998   USAA Income Fund                                                                        130,250
  8,136,050   USAA Intermediate-Term Bond Fund                                                         86,730
  3,289,250   USAA Short-Term Bond Fund                                                                30,130
                                                                                                   ----------
              Total Fixed-Income Funds (cost: $327,868)                                               348,843
                                                                                                   ----------

              MONEY MARKET INSTRUMENTS (0.5%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.5%)
  6,638,215   State Street Institutional Treasury Money Market Fund Premier Class,
                1.15%(a) (cost: $6,638)                                                                 6,638
                                                                                                   ----------

              TOTAL INVESTMENTS (COST: $1,039,783)                                                 $1,285,504
                                                                                                   ==========

================================================================================

32  | USAA TARGET RETIREMENT FUNDS

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
Assets                                         LEVEL 1            LEVEL 2          LEVEL 3              Total
-------------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                  $  930,023                 $-               $-         $  930,023
Fixed-Income Funds                             348,843                  -                -            348,843
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                           6,638                  -                -              6,638
-------------------------------------------------------------------------------------------------------------
Total                                       $1,285,504                 $-               $-         $1,285,504
-------------------------------------------------------------------------------------------------------------

================================================================================

                                                PORTFOLIOS OF INVESTMENTS |  33

================================================================================

USAA TARGET RETIREMENT 2040 FUND
December 31, 2017

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE FUNDS (86.2%)
    851,419   USAA Emerging Markets Fund                                                           $   17,097
    400,660   USAA Flexible Income Fund                                                                 3,702
 27,320,616   USAA Global Managed Volatility Fund                                                     296,155
  5,114,285   USAA Growth Fund                                                                        155,730
  1,301,812   USAA Income Stock Fund                                                                   25,945
  7,000,240   USAA International Fund                                                                 232,198
     79,276   USAA MSCI Emerging Markets Value Momentum Blend Index ETF                                 4,072
    274,379   USAA MSCI International Value Momentum Blend Index ETF                                   14,114
     41,918   USAA MSCI USA Small Cap Value Momentum Blend Index ETF                                    2,127
    513,049   USAA MSCI USA Value Momentum Blend Index ETF                                             26,679
      4,906   USAA Precious Metals and Minerals Fund                                                       66
    998,409   USAA Real Return Fund                                                                    10,563
  1,412,257   USAA S&P 500 Index Fund                                                                  53,680
  2,580,046   USAA Small Cap Stock Fund                                                                45,667
 15,666,833   USAA Target Managed Allocation Fund                                                     177,975
    492,132   USAA Total Return Strategy Fund                                                           4,237
  7,259,500   USAA Value Fund                                                                         157,241
                                                                                                   ----------
              Total Equity & Alternative Funds (cost: $911,773)                                     1,227,248
                                                                                                   ----------

              FIXED-INCOME FUNDS (13.3%)
     76,293   USAA Core Intermediate-Term Bond ETF                                                      3,829
  2,426,351   USAA Government Securities Fund                                                          23,609
  4,232,359   USAA High Income Fund                                                                    34,578
  4,813,725   USAA Income Fund                                                                         63,204
  5,921,932   USAA Intermediate-Term Bond Fund                                                         63,128
    163,764   USAA Short-Term Bond Fund                                                                 1,500
                                                                                                   ----------
              Total Fixed-Income Funds (cost: $180,741)                                               189,848
                                                                                                   ----------

              MONEY MARKET INSTRUMENTS (0.5%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.5%)
 6,319,478    State Street Institutional Treasury Money Market Fund Premier Class,
                1.15%(a) (cost: $6,319)                                                                 6,319
                                                                                                   ----------

              TOTAL INVESTMENTS (COST: $1,098,833)                                                 $1,423,415
                                                                                                   ==========

================================================================================

34  | USAA TARGET RETIREMENT FUNDS

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2          LEVEL 3               TOTAL
-------------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                   $1,227,248               $-               $-          $1,227,248
Fixed-Income Funds                              189,848                -                -             189,848
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                            6,319                -                -               6,319
-------------------------------------------------------------------------------------------------------------
Total                                        $1,423,415               $-               $-          $1,423,415
-------------------------------------------------------------------------------------------------------------

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  35

================================================================================

USAA TARGET RETIREMENT 2050 FUND
December 31, 2017

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE FUNDS (91.6%)
    583,639   USAA Emerging Markets Fund                                                             $ 11,719
    100,591   USAA Flexible Income Fund                                                                   929
 16,428,321   USAA Global Managed Volatility Fund                                                     178,083
  3,131,621   USAA Growth Fund                                                                         95,358
    801,234   USAA Income Stock Fund                                                                   15,969
  4,256,234   USAA International Fund                                                                 141,179
     54,638   USAA MSCI Emerging Markets Value Momentum Blend Index ETF                                 2,807
    165,139   USAA MSCI International Value Momentum Blend Index ETF                                    8,495
     25,518   USAA MSCI USA Small Cap Value Momentum Blend Index ETF                                    1,295
    309,542   USAA MSCI USA Value Momentum Blend Index ETF                                             16,096
    631,374   USAA Real Return Fund                                                                     6,680
    874,351   USAA S&P 500 Index Fund                                                                  33,234
  1,576,410   USAA Small Cap Stock Fund                                                                27,902
  8,683,079   USAA Target Managed Allocation Fund                                                      98,640
    295,244   USAA Total Return Strategy Fund                                                           2,542
  4,445,344   USAA Value Fund                                                                          96,286
                                                                                                     --------
              Total Equity & Alternative Funds (cost: $553,955)                                       737,214
                                                                                                     --------

              FIXED-INCOME FUNDS (8.1%)
     19,425   USAA Core Intermediate-Term Bond ETF                                                        975
    720,530   USAA Government Securities Fund                                                           7,011
    931,608   USAA High Income Fund                                                                     7,611
  1,874,196   USAA Income Fund                                                                         24,608
  2,305,580   USAA Intermediate-Term Bond Fund                                                         24,578
                                                                                                     --------
              Total Fixed-Income Funds (cost: $63,666)                                                 64,783
                                                                                                     --------

              MONEY MARKET INSTRUMENTS (0.3%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.3%)
  2,541,370   State Street Institutional Treasury Money Market Fund Premier Class,
                1.15%(a) (cost: $2,541)                                                                 2,541
                                                                                                     --------

              TOTAL INVESTMENTS (COST: $620,162)                                                     $804,538
                                                                                                     ========

================================================================================

36  | USAA TARGET RETIREMENT FUNDS

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                              LEVEL 1        LEVEL 2        LEVEL 3               TOTAL
-------------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                         $737,214             $-             $-            $737,214
Fixed-Income Funds                                   64,783              -              -              64,783
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                                2,541              -              -               2,541
-------------------------------------------------------------------------------------------------------------
Total                                              $804,538             $-             $-            $804,538
-------------------------------------------------------------------------------------------------------------

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  37

================================================================================

USAA TARGET RETIREMENT 2060 FUND
December 31, 2017

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE FUNDS (91.8%)
     69,633   USAA Emerging Markets Fund                                                              $ 1,398
     10,533   USAA Flexible Income Fund                                                                    97
  1,515,117   USAA Global Managed Volatility Fund                                                      16,424
    299,523   USAA Growth Fund                                                                          9,120
     88,135   USAA Income Stock Fund                                                                    1,756
    428,912   USAA International Fund                                                                  14,227
      6,423   USAA MSCI Emerging Markets Value Momentum Blend Index ETF                                   330
     16,055   USAA MSCI International Value Momentum Blend Index ETF                                      826
      2,498   USAA MSCI USA Small Cap Value Momentum Blend Index ETF                                      127
     29,672   USAA MSCI USA Value Momentum Blend Index ETF                                              1,543
     47,091   USAA Real Return Fund                                                                       498
     94,735   USAA S&P 500 Index Fund                                                                   3,601
    159,373   USAA Small Cap Stock Fund                                                                 2,821
    806,314   USAA Target Managed Allocation Fund                                                       9,160
     19,263   USAA Total Return Strategy Fund                                                             166
    421,600   USAA Value Fund                                                                           9,132
                                                                                                      -------
              Total Equity & Alternative Funds (cost: $61,613)                                         71,226
                                                                                                      -------

              FIXED-INCOME FUNDS (7.4%)
    116,594   USAA Government Securities Fund                                                           1,134
     85,145   USAA High Income Fund                                                                       696
    159,548   USAA Income Fund                                                                          2,095
    173,043   USAA Intermediate-Term Bond Fund                                                          1,845
         16   USAA Short-Term Bond Fund                                                                     -
                                                                                                      -------
              Total Fixed-Income Funds (cost: $5,706)                                                   5,770
                                                                                                      -------

              MONEY MARKET INSTRUMENTS (0.7%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.7%)
    500,045   State Street Institutional Treasury Money Market Fund Premier Class,
                1.15%(a) (cost: $500)                                                                     500
                                                                                                      -------

              TOTAL INVESTMENTS (COST: $67,819)                                                       $77,496
                                                                                                      =======

================================================================================

38  | USAA TARGET RETIREMENT FUNDS

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                              LEVEL 1        LEVEL 2        LEVEL 3               TOTAL
-------------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                          $71,226             $-             $-             $71,226
Fixed-Income Funds                                    5,770              -              -               5,770
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                                  500              -              -                 500
-------------------------------------------------------------------------------------------------------------
Total                                               $77,496             $-             $-             $77,496
-------------------------------------------------------------------------------------------------------------

================================================================================

                                                PORTFOLIOS OF INVESTMENTS |  39

================================================================================

NOTES TO PORTFOLIOS OF INVESTMENTS

December 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The underlying USAA Funds in which the Funds invest are managed by USAA Asset Management Company, an affiliate of the Funds. The USAA Target Retirement Funds invest in the Reward Shares of the USAA S&P 500 Index Fund, the Institutional Shares of the other USAA Mutual Funds Trust and the series of the USAA ETF Trust.

    The Funds may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at December 31, 2017.

See accompanying notes to financial statements.

================================================================================

40  | USAA TARGET RETIREMENT FUNDS

================================================================================

(This page has been intentionally left blank)

================================================================================

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2017

                                                                             USAA TARGET RETIREMENT
---------------------------------------------------------------------------------------------------
                                                                                        INCOME FUND
---------------------------------------------------------------------------------------------------
ASSETS
   Investments in affiliated underlying funds, at value (cost of $315,309,
      $514,104, $1,033,145, $1,092,514, $617,621, and $67,319, respectively)               $348,902
   Investments in other securities, at value (cost of $1,030, $818, $6,638,
      $6,319, $2,541, $500, respectively)                                                     1,030
   Receivables:
      Capital shares sold                                                                       102
      USAA Asset Management Company (Note 6C)                                                     -
      USAA Transfer Agency Company (Note 6D)                                                      9
      Dividends from affiliated underlying funds                                                287
      Interest                                                                                    1
                                                                                           --------
          Total assets                                                                      350,331
                                                                                           --------
LIABILITIES
   Payables:
      Securities purchased                                                                      287
      Capital shares redeemed                                                                   131
   Other accrued expenses and payables                                                           47
                                                                                           --------
          Total liabilities                                                                     465
                                                                                           --------
              Net assets applicable to capital shares outstanding                          $349,866
                                                                                           ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                         $316,419
   Accumulated undistributed net investment income                                               30
   Accumulated net realized gain (loss) on investments                                         (176)
   Net unrealized appreciation of investments                                                33,593
                                                                                           ========
              Net assets applicable to capital shares outstanding                          $349,866
                                                                                           ========
   Capital shares outstanding, no par value                                                  29,937
                                                                                           ========
   Net asset value, redemption price, and offering price per share                         $  11.69
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

42  | USAA TARGET RETIREMENT FUNDS

================================================================================

--------------------------------------------------------------------------------
                          USAA TARGET RETIREMENT
--------------------------------------------------------------------------------
2020 FUND         2030 FUND          2040 FUND        2050 FUND        2060 FUND
--------------------------------------------------------------------------------
 $616,855        $1,278,866         $1,417,096         $801,997          $76,996

      818             6,638              6,319            2,541              500

      146             1,502              1,141              640              144
        -                 -                  -                -               46
        -                 -                  -                -                -
      348               424                237               86                7
        1                 6                  9                5                1
--------------------------------------------------------------------------------
  618,168         1,287,436          1,424,802          805,269           77,694
--------------------------------------------------------------------------------

      348               424                237               86                7
      183               565                437              207               42
       54                54                 60               55               46
--------------------------------------------------------------------------------
      585             1,043                734              348               95
--------------------------------------------------------------------------------
 $617,583        $1,286,393         $1,424,068         $804,921          $77,599
================================================================================

 $512,292        $1,024,025         $1,072,583         $604,269          $66,892
       41                 -                 60               34                3
    2,499            16,647             26,843           16,242            1,027
  102,751           245,721            324,582          184,376            9,677
================================================================================
 $617,583        $1,286,393         $1,424,068         $804,921          $77,599
================================================================================
   48,010            92,948             99,951           55,699            6,092
================================================================================
 $  12.86        $    13.84         $    14.25         $  14.45          $ 12.74
================================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Years ended December 31, 2017

                                                                       USAA TARGET RETIREMENT
---------------------------------------------------------------------------------------------
                                                                                  INCOME FUND
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income distributions from affiliated underlying funds                              $ 8,288
   Interest                                                                                12
                                                                                      -------
      Total income                                                                      8,300
                                                                                      -------
EXPENSES
   Custody and accounting fees                                                             42
   Postage                                                                                 21
   Shareholder reporting fees                                                               7
   Trustees' fees                                                                          33
   Registration fees                                                                       33
   Professional fees                                                                       70
   Other                                                                                   13
                                                                                      -------
          Total expenses                                                                  219
                                                                                      -------
   Expenses reimbursed                                                                      -
                                                                                      -------
          Net expenses                                                                    219
                                                                                      -------
NET INVESTMENT INCOME                                                                   8,081
                                                                                      -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
      Sales of affiliated underlying funds                                             12,411
      Capital gain distributions from affiliated underlying funds                       1,384
   Change in net unrealized appreciation/(depreciation) of affiliated
      underlying funds                                                                  5,466
                                                                                      -------
          Net realized and unrealized gain                                             19,261
                                                                                      -------
   Increase in net assets resulting from operations                                   $27,342
                                                                                      =======

See accompanying notes to financial statements.

================================================================================

44  | USAA TARGET RETIREMENT FUNDS

================================================================================

                           USAA TARGET RETIREMENT
--------------------------------------------------------------------------------
2020 FUND         2030 FUND         2040 FUND         2050 FUND        2060 FUND
--------------------------------------------------------------------------------
  $14,111          $ 27,590          $ 28,519          $ 14,944          $ 1,387
       10                38                39                26                4
--------------------------------------------------------------------------------
   14,121            27,628            28,558            14,970            1,391
--------------------------------------------------------------------------------

       45                48                50                46               41
       33                73               101                73               16
       11                23                33                22                4
       33                33                33                33               33
       41                46                49                32               25
       77                91                95                81               67
       13                16                17                14               11
--------------------------------------------------------------------------------
      253               330               378               301              197
--------------------------------------------------------------------------------
        -                 -                 -                 -             (129)
--------------------------------------------------------------------------------
      253               330               378               301               68
--------------------------------------------------------------------------------
   13,868            27,298            28,180            14,669            1,323
--------------------------------------------------------------------------------

   32,563            74,400            71,288            34,743            1,360
    4,377            12,725            17,621            10,757            1,042

   20,277            62,783           103,689            69,487            8,193
--------------------------------------------------------------------------------
   57,217           149,908           192,598           114,987           10,595
--------------------------------------------------------------------------------
  $71,085          $177,206          $220,778          $129,656          $11,918
================================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

                                                                            USAA TARGET RETIREMENT
                                                                           ------------------------
                                                                                   INCOME FUND
                                                                           ------------------------
                                                                               2017            2016
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                   $  8,081        $  7,818
   Net realized gain on sales of affiliated underlying funds                 12,411             411
   Net realized gain on capital gain distributions from
       affiliated underlying funds                                            1,384             846
   Change in net unrealized appreciation/(depreciation) of
       affiliated underlying funds                                            5,466          10,938
                                                                           ------------------------
       Increase in net assets resulting from operations                      27,342          20,013
                                                                           ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     (8,090)         (7,879)
   Net realized gains                                                       (11,952)         (2,778)
                                                                           ------------------------
       Distributions to shareholders                                        (20,042)        (10,657)
                                                                           ------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                 54,800          31,855
   Reinvested dividends                                                      19,835          10,524
   Cost of shares redeemed                                                  (49,925)        (64,688)
                                                                           ------------------------
       Increase (decrease) in net assets from capital share
          transactions                                                       24,710         (22,309)
                                                                           ------------------------
   Capital contribution from USAA Transfer Agency Company                         -               -
                                                                           ------------------------
   Net increase (decrease) in net assets                                     32,010         (12,953)

NET ASSETS
   Beginning of year                                                        317,856         330,809
                                                                           ------------------------
   End of year                                                             $349,866        $317,856
                                                                           ========================
Accumulated undistributed net investment income:
   End of year                                                             $     30        $     39
                                                                           ========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                4,619           2,797
   Shares issued for dividends reinvested                                     1,687             920
   Shares redeemed                                                           (4,229)         (5,693)
                                                                           ------------------------
       Increase (decrease) in shares outstanding                              2,077          (1,976)
                                                                           ========================

See accompanying notes to financial statements.

================================================================================

46  | USAA TARGET RETIREMENT FUNDS

================================================================================

                             USAA TARGET RETIREMENT
--------------------------------------------------------------------------------
             2020 FUND                                      2030 FUND
--------------------------------------------------------------------------------
    2017                    2016                     2017                   2016
--------------------------------------------------------------------------------
$ 13,868                $ 13,257               $   27,298             $   23,922
  32,563                   1,161                   74,400                  3,335

   4,377                   2,955                   12,725                  7,630

  20,277                  23,942                   62,783                 55,199
--------------------------------------------------------------------------------
  71,085                  41,315                  177,206                 90,086
--------------------------------------------------------------------------------

 (14,288)                (17,136)                 (28,820)               (39,657)
 (30,007)                 (3,879)                 (68,805)                (3,315)
--------------------------------------------------------------------------------
 (44,295)                (21,015)                 (97,625)               (42,972)
--------------------------------------------------------------------------------

  68,773                  53,165                  137,399                100,645
  44,176                  20,956                   97,463                 42,919
 (92,952)               (107,551)                (126,490)              (153,209)
--------------------------------------------------------------------------------

  19,997                 (33,430)                 108,372                 (9,645)
--------------------------------------------------------------------------------
       -                       -                        -                      -
--------------------------------------------------------------------------------
  46,787                 (13,130)                 187,953                 37,469

 570,796                 583,926                1,098,440              1,060,971
--------------------------------------------------------------------------------
$617,583                $570,796               $1,286,393             $1,098,440
================================================================================

$     41                $    461               $        -             $    1,239
================================================================================

   5,269                   4,353                    9,893                  7,953
   3,398                   1,697                    6,975                  3,321
  (7,137)                 (8,843)                  (9,123)               (12,056)
--------------------------------------------------------------------------------
   1,530                  (2,793)                   7,745                   (782)
================================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  47

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS) (CONTINUED)

Years ended December 31,

                                                                                   USAA TARGET RETIREMENT
                                                                                --------------------------
                                                                                           2040 FUND
                                                                                --------------------------
                                                                                      2017            2016
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                        $   28,180      $   22,792
   Net realized gain on sales of affiliated underlying funds                        71,288           1,030
   Net realized gain on capital gain distributions from affiliated
       underlying funds                                                             17,621           9,593
   Change in net unrealized appreciation/(depreciation) of
       affiliated underlying funds                                                 103,689          66,586
                                                                                --------------------------
       Increase in net assets resulting from operations                            220,778         100,001
                                                                                --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                           (28,314)        (43,491)
   Net realized gains                                                              (59,958)         (2,086)
                                                                                --------------------------
       Distributions to shareholders                                               (88,272)        (45,577)
                                                                                --------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                       146,881         118,895
   Reinvested dividends                                                             88,240          45,559
   Cost of shares redeemed                                                        (139,485)       (151,224)
                                                                                --------------------------
       Increase in net assets from capital share transactions                       95,636          13,230
                                                                                --------------------------
   Capital contribution from USAA Transfer Agency Company                                -               3
                                                                                --------------------------
   Net increase in net assets                                                      228,142          67,657

NET ASSETS
   Beginning of year                                                             1,195,926       1,128,269
                                                                                --------------------------
   End of year                                                                  $1,424,068      $1,195,926
                                                                                ==========================
Accumulated undistributed net investment income:
   End of year                                                                  $       60      $      194
                                                                                ==========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                      10,552           9,540
   Shares issued for dividends reinvested                                            6,151           3,549
   Shares redeemed                                                                 (10,046)        (12,069)
                                                                                --------------------------
       Increase in shares outstanding                                                6,657           1,020
                                                                                ==========================

See accompanying notes to financial statements.

================================================================================

48  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                 USAA TARGET RETIREMENT
--------------------------------------------------------------------------------
             2050 FUND                                         2060 FUND
--------------------------------------------------------------------------------
    2017                    2016                      2017                  2016
--------------------------------------------------------------------------------
$ 14,669                $ 11,633                   $ 1,323               $   857
  34,743                     266                     1,360                     5
  10,757                   5,539                     1,042                   438
  69,487                  37,732                     8,193                 3,024
--------------------------------------------------------------------------------
 129,656                  55,170                    11,918                 4,324
--------------------------------------------------------------------------------

 (15,325)                (20,782)                   (1,331)               (1,395)
 (27,494)                 (4,155)                   (1,527)                 (162)
--------------------------------------------------------------------------------
 (42,819)                (24,937)                   (2,858)               (1,557)
--------------------------------------------------------------------------------

 103,230                  89,444                    28,124                17,845
  42,808                  24,934                     2,856                 1,388
 (87,596)                (88,250)                  (15,583)               (6,821)
--------------------------------------------------------------------------------
  58,442                  26,128                    15,397                12,412
--------------------------------------------------------------------------------
       -                       -                         -                     -
--------------------------------------------------------------------------------
 145,279                  56,361                    24,457                15,179

 659,642                 603,281                    53,142                37,963
--------------------------------------------------------------------------------
$804,921                $659,642                   $77,599               $53,142
================================================================================

$     34                $    690                   $     3               $    11
================================================================================

   7,429                   7,228                     2,327                 1,684
   2,945                   1,938                       223                   125
  (6,298)                 (7,089)                   (1,256)                 (632)
--------------------------------------------------------------------------------
   4,076                   2,077                     1,294                 1,177
================================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  49

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Target Retirement Income Fund (Target Income), the USAA Target Retirement 2020 Fund (Target 2020), the USAA Target Retirement 2030 Fund (Target
2030), the USAA Target Retirement 2040 Fund (Target 2040), the USAA Target Retirement 2050 Fund (Target 2050), and the USAA Target Retirement 2060 Fund (Target 2060) (collectively, the Funds) qualify as registered investment companies under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Funds, which are classified as diversified under the 1940 Act and are authorized to issue an unlimited number of shares. Each Fund's investment objective is to provide capital appreciation and current income consistent with its current investment allocation.

Each Fund is a "fund of funds" in that it invests in a portfolio of underlying USAA equity and alternative, fixed-income, and ultra-short mutual funds (underlying USAA Funds) managed by USAA Asset Management Company (the Manager), an affiliate of the Funds, according to an asset allocation strategy designed for investors planning to start withdrawing funds for retirement in or within a few years of each Fund's specific year (target date) included in its name.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

================================================================================

50  | USAA TARGET RETIREMENT FUNDS

================================================================================

    Among other things, these policies and procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Funds and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Funds. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Investments in the underlying USAA Funds and other open-end investment companies, other than exchange-traded funds (ETFs) are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    2. Equity securities, including ETFs, except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time a fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    3. The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

    Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

52  | USAA TARGET RETIREMENT FUNDS

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally extends to the three years preceding the Fund's last filing and those filings remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Funds' custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Funds' bank accounts may be used to directly reduce the Funds' expenses. For the year ended December 31, 2017, there were no custodian and other bank credits.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

================================================================================

54  | USAA TARGET RETIREMENT FUNDS

================================================================================

For the year ended December 31, 2017, the facility fees paid (in thousands) to CAPCO by the Funds and the related percent of those fees to the total fees paid to CAPCO by the funds of the Trusts are as follows:

                    TARGET       TARGET       TARGET       TARGET       TARGET       TARGET
                    INCOME        2020         2030         2040         2050         2060
--------------------------------------------------------------------------------------------
Fees paid             $3           $5           $9          $10           $6            $1
% of total fees      0.4%         0.8%         1.5%         1.7%         0.9%          0.1%

The Funds had no borrowings under this agreement during the year ended December 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

During the current fiscal year permanent differences between book-basis and tax-basis accounting for the utilization of earnings and profits distributed to shareholders on redemption of shares and distributions adjustments resulted in reclassifications to the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the Funds recorded reclassifications to increase (decrease) the accounts listed below (in thousands). These reclassifications had no effect on net assets.

                                           UNDISTRIBUTED       ACCUMULATED NET
                                          NET INVESTMENT           REALIZED
FUND               PAID-IN-CAPITAL         INCOME (LOSS)         GAIN (LOSS)
--------------------------------------------------------------------------------
Target Income           $  889                      $  -               $  (889)
Target 2020              2,421                         -                (2,421)
Target 2030              3,824                       283                (4,107)
Target 2040              2,828                         -                (2,828)
Target 2050              1,425                         -                (1,425)
Target 2060                155                         -                  (155)
--------------------------------------------------------------------------------

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

The tax character of distributions paid during the period ended December 31, 2017 and 2016, was as follows (in thousands):

                        TARGET       TARGET       TARGET      TARGET      TARGET       TARGET
                        INCOME        2020         2030        2040        2050         2060
---------------------------------------------------------------------------------------------
Year ended
  December 31, 2017
Ordinary income*        $ 8,517     $16,209      $ 30,515    $ 30,577    $ 15,812      $1,755
Long-term realized
  capital gains          11,525      28,086        67,110      57,695      27,007       1,103
  Total distributions
    paid                $20,042     $44,295      $ 97,625    $ 88,272    $ 42,819      $2,858

Year ended
  December 31, 2016
Ordinary income*        $ 7,949     $17,136      $ 39,657    $ 43,491    $ 21,831      $1,395
Long-term realized
  capital gains           2,708       3,879         3,315       2,086       3,106         162
  Total distributions
    paid                $10,657     $21,015      $ 42,972    $ 45,577    $ 24,937      $1,557

As of December 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows (in thousands):

                        TARGET       TARGET       TARGET      TARGET      TARGET       TARGET
                        INCOME        2020         2030        2040        2050         2060
---------------------------------------------------------------------------------------------
Undistributed
  ordinary income*      $   406     $   176      $      -    $    549    $    344      $   17
Undistributed long-
  term capital gains      1,459       6,623        21,783      33,321      19,476       1,143
Unrealized appreciation
  of investments         31,583      98,492       240,585     317,614     180,832       9,547

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

Distributions of net investment income are made quarterly by Target Income and annually by each of the other Funds or as otherwise required to avoid the payment of federal taxes.

================================================================================

56  | USAA TARGET RETIREMENT FUNDS

================================================================================

At December 31, 2017, the Funds had no capital loss carryforwards for federal income tax purposes.

TAX BASIS OF INVESTMENTS - The aggregate cost of investments for federal income tax purposes at December 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below
(in thousands):

                                                                                     NET
                                            GROSS               GROSS            UNREALIZED
                                          UNREALIZED          UNREALIZED        APPRECIATION/
FUND                    TAX COST         APPRECIATION        DEPRECIATION      (DEPRECIATION)
---------------------------------------------------------------------------------------------
Target Income       $  318,349            $ 32,961             $(1,378)           $ 31,583
Target 2020         $  519,181            $100,000             $(1,508)           $ 98,492
Target 2030         $1,044,919            $241,889             $(1,304)           $240,585
Target 2040         $1,105,801            $318,148             $  (534)           $317,614
Target 2050         $  623,706            $180,975             $  (143)           $180,832
Target 2060         $   67,949            $  9,559             $   (12)           $  9,547
--------------------------------------------------------------------------------------------

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2017, were as follows (in thousands):

                        TARGET       TARGET      TARGET       TARGET       TARGET       TARGET
                        INCOME        2020        2030         2040         2050         2060
-----------------------------------------------------------------------------------------------
Cost of purchases      $149,277     $230,647    $428,190     $465,473     $258,217      $39,736
Proceeds from
  sales/maturities      135,137      235,004     381,695      415,688      216,407       25,025

(5) SECURITIES LENDING

The Funds, through their securities lending agreement with Citibank, N.A. (Citibank), may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of each of the Funds' securities on loan as of the end of the prior business day. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by Funds may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Funds' Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended December 31, 2017, the Funds had no securities on loan.

(6) AGREEMENTS WITH MANAGER

A. ADVISORY AGREEMENT - The Manager carries out the Funds' investment policies and manages the Funds' portfolios pursuant to an Advisory

================================================================================

58  | USAA TARGET RETIREMENT FUNDS

================================================================================

    Agreement. The Manager does not receive any management fees from the Funds for these services.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Funds. The Manager does not receive any fees from the Funds for these services.

    In addition to the services provided under its Administration and Servicing Agreement with the Funds, the Manager also provides certain compliance and legal services for the benefit of the Funds. The Board has approved the billing of these expenses to the Funds. These expenses are included in the professional fees on the Funds' Statements of Operations and, for the year ended December 31, 2017, were as follows (in thousands):

                       TARGET       TARGET      TARGET      TARGET      TARGET       TARGET
                       INCOME        2020        2030        2040        2050         2060
--------------------------------------------------------------------------------------------
Compliance and
  legal services        $5           $10         $19         $21         $12           $1

C. EXPENSE LIMITATION - The Manager agreed, through April 30, 2018, to limit the total annual operating expenses of Target 2060 to 0.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse Target 2060 for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through April 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2017, Target 2060 incurred reimbursable expenses of $129,000, of which $46,000 was receivable from the Manager.

D. TRANSFER AGENCY AGREEMENT - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Funds. SAS does not receive any fees from the Funds for these services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

At December 31, 2017, the Funds recorded a receivable for SAS adjustments to income distributions and capital gains payable, as shown below (in thousands):

                       TARGET       TARGET      TARGET      TARGET      TARGET       TARGET
                       INCOME        2020        2030        2040        2050         2060
--------------------------------------------------------------------------------------------
Receivable from SAS     $9            -*          -           -           -            -*

* Represents less than $500

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Funds officers received any compensation from the Funds.

(8) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Funds do not invest in the underlying USAA Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of the underlying USAA Funds' net assets. At December 31, 2017, the Funds owned the following percentages of the total outstanding shares of each of the underlying USAA
    Funds:

                       TARGET       TARGET      TARGET      TARGET      TARGET      TARGET
AFFILIATED USAA FUND   INCOME        2020        2030        2040        2050        2060
-------------------------------------------------------------------------------------------
Core Intermediate-
  Term Bond ETF            -          3.2         9.9         7.6         1.9          -
Emerging Markets         0.5          0.6         1.0         1.6         1.1        0.1
Flexible Income          0.9          4.0         7.2         4.9         1.2        0.1
Global Managed
  Volatility             3.5          9.6        26.8        35.4        21.3        2.0
Government
  Securities            11.9         10.3         9.4         3.8         1.1        0.2

================================================================================

60  | USAA TARGET RETIREMENT FUNDS

================================================================================

                       TARGET       TARGET      TARGET      TARGET      TARGET      TARGET
AFFILIATED USAA FUND   INCOME        2020        2030        2040        2050        2060
-------------------------------------------------------------------------------------------
Growth                  0.4           1.2         3.8         5.3         3.3        0.3
High Income             0.6           1.0         1.7         1.6         0.3          -*
Income                  0.9           1.3         1.7         0.8         0.3          -*
Income Stock            0.1           0.2         0.6         0.9         0.6        0.1
Intermediate-Term
  Bond                  0.4           1.1         2.1         1.6         0.6          -*
International           0.6           1.5         4.0         5.3         3.2        0.3
MSCI Emerging
  Markets Value
  Momentum Blend
  Index ETF             2.6           2.9         4.9         7.9         5.5        0.6
MSCI International
  Value Momentum
  Blend Index ETF       1.7           4.4        11.9        15.7         9.4        0.9
MSCI USA Small Cap
  Value Momentum
  Blend Index ETF       0.9           2.7         7.6        10.5         6.4        0.6
MSCI USA Value
  Momentum Blend
  Index ETF             1.9           5.6        16.5        22.3        13.5        1.3
Precious Metals and
  Minerals                -             -           -*          -*          -          -
Real Return             7.8          14.0        21.0        15.0         9.5        0.7
S&P 500 Index           0.1           0.2         0.5         0.8         0.5        0.1
Short-Term Bond         1.5           1.6         0.9           -*          -          -*
Small Cap Stock         0.2           0.7         2.0         2.8         1.7        0.2
Target Managed
  Allocation            4.2          10.0        29.6        35.0        19.4        1.8
Total Return
  Strategy              0.5           2.1         6.3         5.2         3.1        0.2
Value                   0.7           2.2         6.8         9.5         5.8        0.6

* Represents less than 0.1%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following tables provide details related to each Fund's investment in the underlying USAA Funds as of December 31, 2017:

TARGET INCOME:

                                                                       CHANGE
                                                                       IN NET
($ IN 000s)                                 REALIZED     CAPITAL      UNREALIZED
AFFILIATED     PURCHASE   SALES    DIVIDEND   GAIN        GAIN       APPRECIATION/       MARKET VALUE
USAA FUND       COST(A)  PROCEEDS   INCOME   (LOSS)   DISTRIBUTIONS  DEPRECIATION   12/31/2016 12/31/2017
-----------------------------------------------------------------------------------------------------------
Aggressive
  Growth       $     -   $ 1,806   $    -   $  870        $  -        $  (779)     $ 1,716      $     -(b)
Emerging
  Markets        4,176     5,094       27      328           -            955        4,855        5,220
Flexible
  Income            39     1,005       40      (76)          -            115        1,638          713
Global
  Managed
  Volatility     9,524         -      574        -           -          3,542       16,256       29,322
Government
  Securities    34,804     1,207    1,228      (24)          -           (576)      41,586       74,583
Growth           4,837     2,860       58      893         209            895        6,948       10,714
High
  Income         4,001    14,084      790     (638)          -            924       21,952       12,155
Income          30,728     2,416    2,012      (11)        132            886       41,480       70,666
Income
  Stock            592     7,839       47    3,403          90         (3,039)       8,554        1,671
Intermediate-
  Term Bond     16,219    19,457      614    2,564           -         (2,118)      20,329       17,537
International    6,657     5,109      671      387         127          4,334       19,175       25,443
MSCI
  Emerging
  Markets
  Value
  Momentum
  Blend Index
  ETF            1,280         -        7       -            -             48            -        1,328
MSCI
  International
  Value
  Momentum
  Blend Index
  ETF            1,486         -        2       -            -             24            -        1,510

================================================================================

62  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                                                       CHANGE
                                                                       IN NET
($ IN 000s)                                REALIZED    CAPITAL      UNREALIZED
AFFILIATED     PURCHASE    SALES  DIVIDEND   GAIN        GAIN       APPRECIATION/       MARKET VALUE
USAA FUND       COST(A)  PROCEEDS  INCOME   (LOSS)   DISTRIBUTIONS  DEPRECIATION    12/31/2016 12/31/2017
-----------------------------------------------------------------------------------------------------------
MSCI USA
  Small Cap
  Value
  Momentum
  Blend Index
  ETF          $    174  $      -  $    1   $     -       $    -      $    (2)     $      -     $    173
MSCI USA
  Value
  Momentum
  Blend Index
  ETF             2,180         -       7         -            -           43             -        2,223
Precious
  Metals and
  Minerals            -       729       -      (120)           -          200           648            -(b)
Real Return          63     6,087      64        (1)           -          457        11,088        5,521
S&P 500
  Index           4,793    16,194      87     3,393            -       (2,433)       14,324        3,883
Short-Term
  Bond           10,748    42,401   1,570       193            -          424        81,709       50,672
Small Cap
  Stock           2,917       652     102         2          221          (49)        1,004        3,222
Target
  Managed
  Allocation      9,799         -     236         -            -        1,996         9,331       21,126
Total Return
  Strategy            1         -       1         -            -           25           375          400
Ultra Short-
 Term Bond            1       827       1        (6)           -            7           825            -(b)
Value             4,258     7,370     149     1,254          605         (413)       13,091       10,820
TOTAL          $149,277  $135,137  $8,288   $12,411       $1,384      $ 5,466      $316,884     $348,902

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) As of the end of the reporting period, the fund no longer holds the affiliated fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

TARGET 2020:

                                                                       CHANGE
                                                                       IN NET
($ IN 000s)                                 REALIZED    CAPITAL     UNREALIZED
AFFILIATED     PURCHASE   SALES   DIVIDEND    GAIN       GAIN       APPRECIATION/       MARKET VALUE
USAA FUND       COST(A)  PROCEEDS  INCOME    (LOSS)  DISTRIBUTIONS  DEPRECIATION    12/31/2016 12/31/2017
-----------------------------------------------------------------------------------------------------------
Aggressive
  Growth       $     -   $ 12,591  $     -  $ 3,528       $    -      $(2,863)     $ 11,926     $      -(b)
Core
  Intermediate-
  Term Bond
  ETF            1,597          -        5        -            -            1             -        1,598
Emerging
  Markets        3,766     10,574   (2,017)   1,653        2,048          537        10,581        5,963
Flexible
  Income           119          -      119        -            -           83         2,771        2,973
Global
  Managed
  Volatility    39,782      4,188    1,573      236            -       11,421        33,107       80,358
Government
  Securities    23,589      1,002    1,060      (28)           -         (494)       42,214       64,280
Growth          19,422     10,092      196      368          708        6,306        20,294       36,299
High
  Income        10,392     24,559    1,415    1,066            -         (643)       35,601       21,857
Income          48,555      4,385    2,610      (25)         190          890        56,638      101,672
Income Stock       505     21,823      179    9,906          320       (8,354)       25,683        5,917
Intermediate-
  Term
  Bond          29,596     33,308    1,791      267            -          823        46,142       43,520
International   15,639     23,962    1,724    2,805          327       12,042        58,953       65,476
MSCI
  Emerging
  Markets
  Value
  Momentum
  Blend Index
  ETF            1,448          -        8        -          -             54             -        1,502
MSCI
  International
  Value
  Momentum
  Blend Index
  ETF            3,876          -        5        -          -             61             -        3,937

================================================================================

64  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                                                       CHANGE
                                                                       IN NET
($ IN 000s)                                REALIZED     CAPITAL      UNREALIZED
AFFILIATED     PURCHASE   SALES   DIVIDEND   GAIN        GAIN       APPRECIATION/       MARKET VALUE
USAA FUND       COST(A)  PROCEEDS  INCOME   (LOSS)   DISTRIBUTIONS  DEPRECIATION    12/31/2016 12/31/2017
-----------------------------------------------------------------------------------------------------------
MSCI
 USA Small
 Cap Value
 Momentum
 Blend Index
 ETF           $    546  $      -  $     2  $     -       $    -      $    (5)     $      -     $    541
MSCI
 USA Value
 Momentum
 Blend Index
 ETF              6,519         -       22        -            -          128             -        6,647
Precious Metals
 and Minerals         -       946        -       19            -           87           841            -(b)
Real Return         114     2,591      114       (4)           -          694        11,683        9,897
S&P 500
 Index            1,102    34,673      336   11,723            -       (7,968)       41,731       11,916
Short-Term
 Bond             3,869    33,309      697      129          784          413        80,726       51,828
Small Cap
 Stock            4,072     2,233    1,144       20            -          (84)        9,655       11,430
Target
 Managed
 Allocation      10,999         -      568        -            -        5,179        34,665       50,844
Total Return
 Strategy             4         -        3        -            -          110         1,627        1,740
Ultra Short-
 Term Bond            3     1,439        3      (12)           -           13         1,436            -(b)
Value             5,133    13,329    2,554      912            -        1,846        42,098       36,660
TOTAL          $230,647  $235,004  $14,111  $32,563       $4,377      $20,277      $568,372     $616,855

(a) Includes reinvestment of distributions from dividend income and realized
`   gains.

(b) As of the end of the reporting period, the fund no longer holds the affiliated fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

TARGET 2030:

                                                                       CHANGE
                                                                       IN NET
($ IN 000s)                                REALIZED     CAPITAL      UNREALIZED
AFFILIATED     PURCHASE   SALES   DIVIDEND   GAIN        GAIN       APPRECIATION/       MARKET VALUE
USAA FUND       COST(A)  PROCEEDS  INCOME   (LOSS)   DISTRIBUTIONS  DEPRECIATION    12/31/2016 12/31/2017
-----------------------------------------------------------------------------------------------------------
Aggressive
  Growth       $      -  $ 32,433  $    -   $ 9,025       $    -      $ (7,136)    $ 30,545     $      -(b)
Core
  Intermediate-
  Term Bond
  ETF             4,948         -      15         -            -             2            -        4,950
Emerging
  Markets           395    25,576      51     4,355            -         1,304       29,921       10,399
Flexible Income     217       568     217       (35)           -           207        5,588        5,409
Global Managed
  Volatility    113,294         -   4,384         -            -        28,453       82,183      223,930
Government
  Securities     43,519       775     699       (18)           -          (546)      16,346       58,527
Growth           49,270     8,788     600       180        2,155        18,585       52,524      111,770
High Income       8,349    35,743   2,478       815            -             2       64,832       38,256
Income           70,206    15,324   3,847       (44)         244         1,932       73,481      130,250
Income Stock      1,506    54,080     523    22,879          983       (18,706)      66,583       18,181
Intermediate-
  Term Bond      41,905    59,688   4,059       675            -         2,409      101,429       86,730
International     9,504    24,024   4,618     3,903          871        32,946      152,975      175,304
MSCI
  Emerging
  Markets Value
  Momentum
  Blend Index
  ETF             2,402         -      13         -            -            90            -        2,492
MSCI
  International
  Value
  Momentum
  Blend Index
  ETF            10,589         -      13         -            -           167            -       10,757
MSCI
  USA Small
  Cap Value
  Momentum
  Blend Index
  ETF             1,552         -       6         -            -           (14)           -        1,538

================================================================================

66  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                                                       CHANGE
                                                                       IN NET
($ IN 000s)                                REALIZED     CAPITAL      UNREALIZED
AFFILIATED     PURCHASE   SALES   DIVIDEND   GAIN        GAIN       APPRECIATION/        MARKET VALUE
USAA FUND       COST(A)  PROCEEDS  INCOME   (LOSS)   DISTRIBUTIONS  DEPRECIATION     12/31/2016 12/31/2017
-----------------------------------------------------------------------------------------------------------
MSCI
  USA Value
  Momentum
  Blend Index
  ETF          $ 19,301  $      -  $    65  $     -       $     -     $    375     $        -   $   19,676
Precious
  Metals and
  Minerals            -     2,703        -     (444)            -          524          2,694           71
Real Return         171         -      171        -             -          984         13,664       14,819
S&P 500 Index     4,073    89,598      985   27,049             -      (16,256)       110,867       36,134
Short-Term
  Bond            7,926       455      580       (3)            -          111         22,551       30,130
Small Cap
  Stock          10,604    11,883    1,029    5,330         2,239       (5,546)        34,132       32,638
Target Managed
  Allocation     16,406         -    1,677        -             -       15,774        117,979      150,160
Total Return
  Strategy           11       568       11      (15)            -          365          5,356        5,150
Ultra Short-
  Term Bond           5     4,651        8      (45)            -           50          4,641            -(b)
Value            12,037    14,838    1,541      793         6,233        6,707        106,897      111,595
TOTAL          $428,190  $381,695  $27,590  $74,400       $12,725     $ 62,783     $1,095,188   $1,278,866

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) As of the end of the reporting period, the fund no longer holds the affiliated fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

TARGET 2040:

                                                                       CHANGE
                                                                       IN NET
($ IN 000s)                                 REALIZED    CAPITAL      UNREALIZED
AFFILIATED     PURCHASE   SALES   DIVIDEND   GAIN        GAIN       APPRECIATION/       MARKET VALUE
USAA FUND       COST(A)  PROCEEDS  INCOME   (LOSS)   DISTRIBUTIONS  DEPRECIATION    12/31/2016 12/31/2017
-----------------------------------------------------------------------------------------------------------
Aggressive
  Growth       $      -  $ 39,178  $    -   $12,483       $    -      $ (9,963)    $ 36,657     $      -(b)
Core
  Intermediate-
  Term Bond
  ETF             3,828         -      12         -            -             1            -        3,829
Emerging
  Markets         5,770    33,347      82     2,077            -         5,527       37,070       17,097
Flexible Income     148         -     148         -            -           104        3,450        3,702
Global Managed
  Volatility    158,509         -   5,799         -            -        36,136      101,510      296,155
Government
  Securities     24,877       945     157        (9)           -          (314)           -       23,609
Growth           68,503     5,174     841        64        3,037        25,324       67,014      155,730
High Income       2,485    19,515   2,118      (327)           -         1,054       50,879       34,578
Income           42,674    22,806   2,446       429          118         1,213       41,695       63,204
Income Stock      2,131    64,758     729    27,058        1,403       (21,698)      83,212       25,945
Intermediate-
  Term Bond      39,884    46,757   2,811      (474)           -         2,743       67,732       63,128
International    18,560    35,101   6,073     3,806        1,148        44,245      200,689      232,198
MSCI Emerging
  Markets Value
  Momentum
  Blend Index
  ETF             3,925        -       21         -            -           147            -        4,072
MSCI
  International
  Value
  Momentum
  Blend Index
  ETF            13,894        -       17         -            -           220            -       14,114
MSCI
  USA Small
  Cap Value
  Momentum
  Blend Index
  ETF             2,146        -        8         -            -           (19)           -        2,127

================================================================================

68  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                                                       CHANGE
                                                                       IN NET
($ IN 000s)                                REALIZED     CAPITAL      UNREALIZED
AFFILIATED     PURCHASE   SALES   DIVIDEND   GAIN        GAIN       APPRECIATION/       MARKET VALUE
USAA FUND       COST(A)  PROCEEDS  INCOME   (LOSS)   DISTRIBUTIONS  DEPRECIATION    12/31/2016 12/31/2017
-----------------------------------------------------------------------------------------------------------
MSCI
  USA Value
  Momentum
  Blend Index
  ETF          $ 26,176  $      -  $    87  $     -       $     -     $    503     $        -  $   26,679
Precious Metals
  and Minerals        -     2,518        -     (206)            -          280          2,510          66
Real Return       3,803         -      122        -             -          656          6,106      10,563
S&P 500 Index     6,954   100,107    1,395   20,934             -       (6,400)       132,299      53,680
Short-Term
  Bond            1,151       148       31       (1)            -            7            490       1,500
Small Cap
  Stock          13,441    19,642    1,440    4,886         3,132       (5,088)        52,069      45,667
Target
  Managed
  Allocation      1,988     8,676    1,988      274             -       19,199        165,189     177,975
Total Return
  Strategy            9         -        9        -             -          263          3,963       4,237
Ultra Short-
  Term Bond          12     5,818       14      (57)            -           60          5,804           -(b)
Value            24,605    11,198    2,171      351         8,783        9,489        133,994     157,241
TOTAL          $465,473  $415,688  $28,519  $71,288       $17,621     $103,689     $1,192,332  $1,417,096

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) As of the end of the reporting period, the fund no longer holds the affiliated fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

TARGET 2050:

                                                                       CHANGE
                                                                       IN NET
($ IN 000s)                                REALIZED     CAPITAL      UNREALIZED
AFFILIATED     PURCHASE   SALES   DIVIDEND   GAIN        GAIN       APPRECIATION/       MARKET VALUE
USAA FUND       COST(A)  PROCEEDS  INCOME   (LOSS)   DISTRIBUTIONS  DEPRECIATION    12/31/2016 12/31/2017
-----------------------------------------------------------------------------------------------------------
Aggressive
  Growth       $     -   $ 23,911  $    -   $ 6,006       $    -      $ (4,534)   $ 22,439      $      -(b)
Core
  Intermediate-
  Term Bond
  ETF              974          -       3         -            -             -           -           975
Emerging
  Markets        3,500     19,460      57       559            -         3,680       23,442       11,720
Flexible Income     37          -      37         -            -            26          866          929
Global Managed
  Volatility    98,326          -   3,487         -            -        23,558       56,199      178,083
Government
  Securities     7,360        267      40        (2)           -           (80)           -        7,011
Growth          44,490      2,202     515        55        1,860        15,452       37,562       95,358
High Income        913     16,284     523       (50)           -           388       22,644        7,611
Income          19,538      7,716     834        44           46           453       12,290       24,608
Income Stock     1,308     35,174     445    13,750          863       (10,654)      46,738       15,969
Intermediate-
  Term Bond     15,299     10,174     987       119           -            543       18,791       24,578
International    7,990     12,350   3,692     1,224         696         27,026      117,289      141,179
MSCI Emerging
  Markets Value
  Momentum
  Blend Index
  ETF            2,705          -      15         -           -            102            -        2,807
MSCI
  International
  Value
  Momentum
  Blend Index
  ETF            8,363          -      10         -           -            132            -        8,495
MSCI
  USA Small
  Cap Value
  Momentum
  Blend Index
  ETF            1,307          -       4         -           -            (12)           -        1,294

================================================================================

70  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                                                       CHANGE
                                                                       IN NET
($ IN 000s)                                REALIZED     CAPITAL      UNREALIZED
AFFILIATED     PURCHASE   SALES   DIVIDEND   GAIN        GAIN       APPRECIATION/       MARKET VALUE
USAA FUND       COST(A)  PROCEEDS  INCOME   (LOSS)   DISTRIBUTIONS  DEPRECIATION    12/31/2016 12/31/2017
-----------------------------------------------------------------------------------------------------------
MSCI
  USA Value
  Momentum
  Blend Index
  ETF          $ 15,792  $      -  $    52  $     -       $     -     $   304      $      -     $ 16,096
Precious
  Metals and
  Minerals            -       935        -      (17)            -          42           910            -(b)
Real Return       3,480         -       77        -             -         398         2,801        6,680
S&P 500 Index     3,404    59,761      845   10,795             -      (2,025)       80,820       33,234
Small Cap Stock   6,208    11,024      880    1,845         1,914      (1,928)       32,800       27,902
Target Managed
  Allocation      1,102    12,388    1,102      392             -      10,626        98,908       98,640
Total Return
  Strategy            5         -        5        -             -         160         2,378        2,542
Ultra Short-
  Term Bond           4     1,612        5      (17)            -          18         1,608            -(b)
Value            16,112     3,149    1,329       40         5,378       5,812        77,472       96,286
TOTAL          $258,217  $216,407  $14,944  $34,743       $10,757     $69,487      $655,957     $801,997

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) As of the end of the reporting period, the fund no longer holds the affiliated fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

TARGET 2060:

                                                                       CHANGE
                                                                       IN NET
($ IN 000s)                                REALIZED     CAPITAL      UNREALIZED
AFFILIATED     PURCHASE   SALES   DIVIDEND   GAIN        GAIN       APPRECIATION/       MARKET VALUE
USAA FUND       COST(A)  PROCEEDS  INCOME   (LOSS)   DISTRIBUTIONS  DEPRECIATION    12/31/2016 12/31/2017
-----------------------------------------------------------------------------------------------------------
Aggressive
  Growth         $    -  $ 1,966   $  -     $(13)         $  -        $  118       $1,862        $     -(b)
Emerging
  Markets         1,058    2,139      7      111             -           263        2,105          1,398
Flexible Income       4        8      4        -             -             2           98             97
Global Managed
  Volatility      9,142    1,286    322       17             -         2,302        6,249         16,424
Government
  Securities      1,270      127      4       (1)            -            (7)           -          1,134
Growth            5,852    1,207     49       39           176         1,387        3,049          9,120
High Income         332    1,125     40       20             -             1        1,468            696
Income            2,848    1,503     77       19             4            31          700          2,095
Income Stock        354    2,702     43      305            95           (51)       3,852          1,757
Intermediate-
  Term Bond       3,112    2,292     62        7             -            15        1,003          1,845
International     4,847    1,648    367       42            69         2,490        8,496         14,227
MSCI
  Emerging
  Markets Value
  Momentum
  Blend Index
  ETF               318        -      2        -             -            12            -            330
MSCI
  International
  Value Momentum
  Blend Index ETF   813        -      1        -             -            13            -            826
MSCI USA Small
  Cap Value
  Momentum
  Blend Index
  ETF               128        -      -        -             -            (2)           -            126
MSCI USA Value
  Momentum
  Blend Index
  ETF             1,515        -      5        -             -            29            -          1,543
Precious Metals
  and Minerals        -      102      -        5             -            (2)          99              -(b)

================================================================================

72  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                                                       CHANGE
                                                                       IN NET
($ IN 000s)                                REALIZED     CAPITAL      UNREALIZED
AFFILIATED     PURCHASE   SALES   DIVIDEND   GAIN        GAIN       APPRECIATION/       MARKET VALUE
USAA FUND       COST(A)  PROCEEDS  INCOME   (LOSS)   DISTRIBUTIONS  DEPRECIATION    12/31/2016 12/31/2017
-----------------------------------------------------------------------------------------------------------
Real Return      $   352  $    39   $    6   $    1       $    -      $   28       $   155       $   498
S&P 500 Index      1,345    4,956       83      677            -         135         6,400         3,601
Short-Term Bond        -        4        -        -            -           -             4             -*
Small Cap Stock    1,246      429       87       41          188         (58)        2,021         2,821
Target Managed
  Allocation       1,242    2,013      102       79            -         972         8,879         9,160
Total Return
  Strategy             -       13        -        -            -          12           168           166
Ultra Short-
  Term Bond            -      222        -       (3)           -           2           222             -(b)
Value              3,958    1,244      126       14          510         501         5,903         9,132
TOTAL            $39,736  $25,025   $1,387   $1,360       $1,042      $8,193       $52,733       $76,996

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) As of the end of the reporting period, the fund no longer holds the affiliated fund.

* Represents less than $500.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for new forms N-PORT and N-CEN is June 1, 2018 (with filing of Form N-PORT beginning April 30, 2019), with other staggered compliance dates extending through April 30, 2019. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

74  | USAA TARGET RETIREMENT FUNDS

================================================================================

(10) FINANCIAL HIGHLIGHTS - TARGET INCOME

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     YEAR ENDED DECEMBER 31,
                               -------------------------------------------------------------------------
                                   2017           2016             2015             2014            2013
                               -------------------------------------------------------------------------
Net asset value at
  beginning of period          $  11.41       $  11.09         $  11.82         $  11.84        $  11.50
                               -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .28            .28              .28              .34             .32
  Net realized and
    unrealized gain (loss)          .70            .42             (.50)             .05             .31
                               -------------------------------------------------------------------------
Total from investment
  operations                        .98            .70             (.22)             .39             .63
                               -------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.28)          (.28)            (.28)            (.40)           (.25)
  Realized capital gains           (.42)          (.10)            (.23)            (.01)           (.04)
                               -------------------------------------------------------------------------
Total distributions                (.70)          (.38)            (.51)            (.41)           (.29)
                               -------------------------------------------------------------------------
Net asset value at
  end of period                $  11.69       $  11.41         $  11.09         $  11.82        $  11.84
                               =========================================================================
Total return (%)*                  8.66           6.36            (1.95)            3.36            5.58
Net assets at end
  of period (000)              $349,866       $317,856         $330,809         $367,307        $359,488
Ratios to average
  net assets:**,(a)
  Expenses (%)(b)                   .07            .07              .06              .05             .05
  Expenses, excluding
    reimbursements (%)(b)           .07            .07              .06              .05             .05
  Net investment
    income (%)                     2.44           2.41             2.36             2.80            2.71
Portfolio turnover (%)               41(c)          14               35               11              31

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were $331,571,000.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                      -              -                -                -            (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Overall increase in purchases and sales of securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

(10) FINANCIAL HIGHLIGHTS - TARGET 2020

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     YEAR ENDED DECEMBER 31,
                               -------------------------------------------------------------------------
                                   2017           2016             2015             2014            2013
                               -------------------------------------------------------------------------
Net asset value at
  beginning of period          $  12.28       $  11.85         $  12.56         $  12.63        $  12.00
                               -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .30            .30              .30              .37             .33
  Net realized and
    unrealized gain (loss)         1.25            .60             (.60)             .07             .77
                               -------------------------------------------------------------------------
Total from investment
  operations                       1.55            .90             (.30)             .44            1.10
                               -------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.30)          (.38)            (.21)            (.37)           (.34)
  Realized capital gains           (.67)          (.09)            (.20)            (.14)           (.13)
                               -------------------------------------------------------------------------
Total distributions                (.97)          (.47)            (.41)            (.51)           (.47)
                               -------------------------------------------------------------------------
Net asset value at
  end of period                $  12.86       $  12.28         $  11.85         $  12.56        $  12.63
                               =========================================================================
Total return (%)*                 12.71           7.57            (2.40)            3.45            9.16
Net assets at end
  of period (000)              $617,583       $570,796         $583,926         $650,362        $632,564
Ratios to average
  net assets:**,(a)
  Expenses (%)(b)                   .04            .04              .04              .03             .04
  Expenses, excluding
    reimbursements (%)(b)           .04            .04              .04              .03             .04
  Net investment
    income (%)                     2.33           2.33             2.31             2.82            2.73
Portfolio turnover (%)               39(c)          11               30               15              20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were $595,123,000.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                      -              -                -                -            (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Overall increase in purchases and sales of securities.

================================================================================

76  | USAA TARGET RETIREMENT FUNDS

================================================================================

(10) FINANCIAL HIGHLIGHTS - TARGET 2030

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     YEAR ENDED DECEMBER 31,
                               -------------------------------------------------------------------------
                                     2017           2016             2015             2014          2013
                               -------------------------------------------------------------------------
Net asset value at
  beginning of period          $    12.89     $    12.34      $     13.05       $    13.13    $    12.03
                               -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .30            .30              .27              .35           .30
  Net realized and
    unrealized gain (loss)           1.77            .77             (.63)             .11          1.35
                               -------------------------------------------------------------------------
Total from investment
  operations                         2.07           1.07             (.36)             .46          1.65
                               -------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.32)          (.48)            (.08)            (.35)         (.30)
  Realized capital gains             (.80)          (.04)            (.27)            (.19)         (.25)
                               -------------------------------------------------------------------------
Total distributions                 (1.12)          (.52)            (.35)            (.54)         (.55)
                               -------------------------------------------------------------------------
Net asset value at
  end of period                $    13.84     $    12.89       $    12.34       $    13.05    $    13.13
                               =========================================================================
Total return (%)*                   16.12           8.70            (2.81)            3.43         13.71
Net assets at end
  of period (000)              $1,286,393     $1,098,440       $1,060,971       $1,135,347    $1,074,149
Ratios to average
  net assets:**,(a)
  Expenses (%)(b)                     .03            .03              .03              .03           .03
  Expenses, excluding
    reimbursements (%)(b)             .03            .03              .03              .03           .03
  Net investment
    income (%)                       2.29           2.22             2.08             2.63          2.43
Portfolio turnover (%)                 32              8               32               15            17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were $1,193,482,000.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                        -              -                -                -          (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================

(10) FINANCIAL HIGHLIGHTS - TARGET 2040

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     YEAR ENDED DECEMBER 31,
                               -------------------------------------------------------------------------
                                     2017           2016             2015             2014          2013
                               -------------------------------------------------------------------------
Net asset value at
  beginning of period          $    12.82     $    12.23       $    12.89       $    12.99    $    11.59
                               -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .29            .26              .23              .30           .25
  Net realized and
    unrealized gain (loss)           2.07            .83             (.58)             .11          1.75
                               -------------------------------------------------------------------------
Total from investment
  operations                         2.36           1.09             (.35)             .41          2.00
                               -------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.29)          (.48)            (.00)(c)         (.30)         (.25)
  Realized capital gains             (.64)          (.02)            (.31)            (.21)         (.35)
                               -------------------------------------------------------------------------
Total distributions                  (.93)          (.50)            (.31)            (.51)         (.60)
                               -------------------------------------------------------------------------
Net asset value at
  end of period                $    14.25     $    12.82       $    12.23       $    12.89    $    12.99
                               =========================================================================
Total return (%)*                   18.46           8.97            (2.71)            3.15         17.37
Net assets at end of
  period (000)                 $1,424,068     $1,195,926       $1,128,269       $1,173,210    $1,101,663
Ratios to average
  net assets:**,(a)
  Expenses (%)(b)                     .03            .03              .03              .03           .03
  Expenses, excluding
    reimbursements (%)(b)             .03            .03              .03              .03           .03
  Net investment
    income (%)                       2.15           1.99             1.78             2.33          2.09
Portfolio turnover (%)                 32              9(d)            35               16            17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were $1,309,555,000.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                        -              -                -                -          (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Represents less than $0.01 per share.
(d) Overall decrease in purchases and sales of securities.

================================================================================

78  | USAA TARGET RETIREMENT FUNDS

================================================================================

(10) FINANCIAL HIGHLIGHTS - TARGET 2050

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     YEAR ENDED DECEMBER 31,
                               -------------------------------------------------------------------------
                                   2017           2016             2015             2014            2013
                               -------------------------------------------------------------------------
Net asset value at
  beginning of period          $  12.78       $  12.18         $  12.81         $  12.86        $  11.25
                               -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .27            .23              .20              .26             .21
  Net realized and
    unrealized gain (loss)         2.20            .87             (.52)             .13            1.90
                               -------------------------------------------------------------------------
Total from investment
  operations                       2.47           1.10             (.32)             .39            2.11
                               -------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.28)          (.42)            (.00)(c)         (.26)           (.21)
  Realized capital gains           (.52)          (.08)            (.31)            (.18)           (.29)
                               -------------------------------------------------------------------------
Total distributions                (.80)          (.50)            (.31)            (.44)           (.50)
                               -------------------------------------------------------------------------
Net asset value at
  end of period                $  14.45       $  12.78         $  12.18         $  12.81        $  12.86
                               =========================================================================
Total return (%)*                 19.39           9.02            (2.48)            3.02           18.81
Net assets at end
  of period (000)              $804,921       $659,642         $603,281         $607,896        $541,452
Ratios to average
  net assets:**,(a)
  Expenses (%)(b)                   .04            .05              .04              .04             .05
  Expenses, excluding
    reimbursements (%)(b)           .04            .05              .04              .04             .05
  Net investment
    income (%)                     2.00           1.87             1.58             2.09            1.83
Portfolio turnover (%)               30              6(d)            39               16              19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were $734,778,000.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                      -              -                -                -            (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Represents less than $0.01 per share.
(d) Overall decrease in purchases and sales of securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  79

================================================================================

(10) FINANCIAL HIGHLIGHTS - TARGET 2060

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                              PERIOD ENDED
                                                     YEAR ENDED DECEMBER 31,                  DECEMBER 31,
                               ----------------------------------------------------------------------------
                                  2017           2016             2015             2014             2013***
                               ----------------------------------------------------------------------------
Net asset value at
  beginning of period          $ 11.07        $ 10.48          $ 10.93          $ 10.85          $ 10.00
                               -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .22            .15              .18(c)           .25(c)           .18(c)
  Net realized and
    unrealized gain (loss)        1.93            .77             (.45)(c)          .07(c)           .79(c)
                               -------------------------------------------------------------------------
Total from investment
  operations                      2.15            .92             (.27)(c)          .32(c)           .97(c)
                               -------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.22)          (.30)            (.01)            (.18)            (.12)
  Realized capital gains          (.26)          (.03)            (.17)            (.06)               -
                               -------------------------------------------------------------------------
Total distributions               (.48)          (.33)            (.18)            (.24)            (.12)
                               -------------------------------------------------------------------------
Net asset value at
  end of period                $ 12.74        $ 11.07          $ 10.48          $ 10.93          $ 10.85
                               =========================================================================
Total return (%)*                19.51           8.80            (2.47)            2.91             9.69
Net assets at
  end of period (000)          $77,599        $53,142          $37,963          $25,808          $11,777
Ratios to average
  net assets:**,(a)
  Expenses (%)(b)                  .10            .10              .10              .10              .10(d)
  Expenses, excluding
    reimbursements (%)(b)          .29            .41              .51              .78             1.72(d)
  Net investment income (%)       1.95           1.85             1.64             2.25             3.36(d)
Portfolio turnover (%)              37(f)           4(e)            35               16                0

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were $67,947,000.
*** Fund commenced operations on July 12, 2013.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                     -              -                -                -             (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Calculated using average shares.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Overall decrease in purchases and sales of securities.
(f) Overall increase in purchases and sales of securities.

================================================================================

80  | USAA TARGET RETIREMENT FUNDS

================================================================================

EXPENSE EXAMPLE

December 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Funds, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA funds in which it invests (acquired funds). These acquired fund fees and expenses are not included in the Funds' annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2017, through December 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The actual expenses of each Fund, net of reimbursements, are zero.

================================================================================

                                                           EXPENSE EXAMPLE |  81

================================================================================

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these direct costs were included, your costs would have been higher. Acquired fund fees and expenses are not included in the Funds' annualized expense ratio used to calculate the expenses paid in the table below.

================================================================================

82  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                                                                         EXPENSES PAID
                                           BEGINNING               ENDING               DURING PERIOD**
                                         ACCOUNT VALUE          ACCOUNT VALUE            JULY 1, 2017 -
                                          JULY 1, 2017        DECEMBER 31, 2017        DECEMBER 31, 2017
                                         ---------------------------------------------------------------
TARGET INCOME
Actual                                     $1,000.00              $1,039.30                   $0.31
Hypothetical*                               1,000.00               1,024.90                    0.31

TARGET 2020
Actual                                      1,000.00               1,055.70                    0.21
Hypothetical*                               1,000.00               1,025.00                    0.20

TARGET 2030
Actual                                      1,000.00               1,073.80                    0.10
Hypothetical*                               1,000.00               1,025.10                    0.10

TARGET 2040
Actual                                      1,000.00               1,087.10                    0.11
Hypothetical*                               1,000.00               1,025.10                    0.10

TARGET 2050
Actual                                      1,000.00               1,091.40                    0.16
Hypothetical*                               1,000.00               1,025.05                    0.15

TARGET 2060
Actual                                      1,000.00               1,091.60                    0.53
Hypothetical*                               1,000.00               1,024.70                    0.51

 * 5% return per year before expenses

** Expenses equal each Fund's annualized expense ratio of 0.06% for Target
   Income, 0.04% for Target 2020, 0.02% for Target 2030, 0.02% for Target 2040, 0.03% for Target 2050, 0.10% for Target 2060, which is net of any reimbursements and expenses paid indirectly and excludes expenses of the acquired funds, multiplied by 184 days/365 days (to reflect the one-half year period). Each Funds' actual ending account value is based on its actual total return for the current period of July 1, 2017, through December 31, 2017. These total returns equaled 3.93%, 5.57%, 7.38%, 8.71%, 9.14%, and 9.16% for the Target Income, Target 2020, Target 2030, Target 2040, Target 2050, and Target 2060 Funds, respectively.

================================================================================

                                                           EXPENSE EXAMPLE |  83

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

84  | USAA TARGET RETIREMENT FUNDS

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  85

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

86  | USAA TARGET RETIREMENT FUNDS

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  87

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

88  | USAA TARGET RETIREMENT FUNDS

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company
        Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  89

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Executive Director/Attorney, FASG General Counsel, USAA (2013-present); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

================================================================================

90  | USAA TARGET RETIREMENT FUNDS

================================================================================

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  91

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

92  | USAA TARGET RETIREMENT FUNDS

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                         Ernst & Young LLP
REGISTERED PUBLIC                   100 West Houston St., Suite 1700
ACCOUNTING FIRM                     San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   88214-0218                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                   [GRAPHIC OF  USAA TOTAL RETURN STRATEGY FUND]

 ==============================================================

       ANNUAL REPORT
       USAA TOTAL RETURN STRATEGY FUND
       FUND SHARES o INSTITUTIONAL SHARES
       DECEMBER 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"ONE WAY TO ENSURE THAT YOU ARE DOING THE
MOST WITH WHAT YOU HAVE IS TO INVEST A SET          [PHOTO OF BROOKS ENGLEHARDT]
AMOUNT EACH MONTH, A TACTIC KNOWN AS
DOLLAR-COST AVERAGING."

--------------------------------------------------------------------------------

FEBRUARY 2018

The reporting period ended December 31, 2017, was remarkable, as stock prices went up and bonds did well. From the results, you'd never know how many worries investors had to overcome during the reporting period. Among geopolitical disruptions, natural disasters, political gridlock over U.S. fiscal policy, and the speed and scope of the Federal Reserve (Fed) interest rate increases--there was plenty to be concerned about, but investors generally maintained composure and with it, their appetite for risk.

In 2017, stocks experienced one of their best years in recent memory, strengthened by synchronized global economic growth and supportive inflation. Emerging markets stocks were the standout performers, followed by developed markets stocks and U.S. stocks--all of which generated double-digit gains. Better-than-expected corporate earnings also supported the rally in global stocks. Looking ahead, we believe stock prices could continue to rise, though 2018's returns may not be as stellar as those in 2017. In the United States, the new federal tax law, which became effective in January 2018, lowers the corporate tax rate from 35% to 21% and could increase companies' cash flows as well as their bottom lines. That said, some of the potential appreciation may already have occurred during December 2017. Meanwhile, emerging markets and developed markets stocks are generally inexpensive when compared to U.S. stocks, and therefore may offer an appealing long-term investment opportunity.

As for the bond markets, they were dominated during the reporting period by investor expectations about the Fed's monetary policy. In 2017, Fed policymakers followed through on their plan to increase short-term interest rates three times, raising the federal funds target rate in March, June, and December of 2017 to a range of between 1.25% and 1.50% by the end of the year. The Fed also said three interest rate increases are anticipated for 2018, as long as the U.S. economy continued to perform as it expected. In this gradually rising interest rate environment, we believe short-term bonds may

================================================================================

================================================================================

be attractive, as they offer an opportunity to earn incremental income with less exposure to declining bond prices. (Bond prices and interest rates move in opposite directions.) Long-term interest rates fell during the reporting period as strong investor demand pushed up stock prices; remember, the market, not the Fed, sets long-term interest rates. As a result, the 30-year U.S. Treasury was one of the best-performing fixed income assets of 2017. At the same time, credit spreads narrowed. Credit spreads are the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. With global interest rates near historic lows, investors were willing to take on more risk for the incrementally larger yields available in the corporate bond market. At USAA Investments, we think ongoing economic growth and solid corporate earnings could continue supporting investment-grade and high-yield corporate bonds during 2018.

No one can predict the movements of the financial markets. Investors were able to shrug off their worries during 2017, but many of the same concerns remain in 2018. At the December 2017 policy meeting, Fed officials discussed whether tax cuts might require them to raise short-term interest rates faster than anticipated, raising the concern of an "interest-rate shock." An interest-rate shock occurs when interest rates suddenly change. Should the Fed be too aggressive with interest-rate policy, it might dampen U.S. economic growth.

Due to an unknown future, we believe it is important for investors to maintain diversified portfolios that are based on their individual goals, time horizon, and risk tolerance. The first months of a new year can be an appropriate time to look at your overall financial situation. One way to ensure that you are doing the most with what you have is to invest a set amount each month, a tactic known as dollar-cost averaging. At USAA Investments, we are committed to helping you meet your financial objectives.

From all of us here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             12

    Report of Independent Registered
      Public Accounting Firm                                                  13

    Portfolio of Investments                                                  14

    Notes to Portfolio of Investments                                         19

    Financial Statements                                                      21

    Notes to Financial Statements                                             24

EXPENSE EXAMPLE                                                               47

TRUSTEES' AND OFFICERS' INFORMATION                                           49

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TOTAL RETURN STRATEGY FUND (THE FUND) SEEKS CAPITAL APPRECIATION THROUGH THE USE OF A DYNAMIC ALLOCATION STRATEGY, ACROSS STOCKS, BONDS, AND CASH INSTRUMENTS.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

In seeking to achieve its objective, the Fund's assets are invested pursuant to a dynamic asset allocation strategy that shifts assets among equity securities, investment-grade bonds, and/or cash equivalents. The dynamic asset allocation strategy seeks to identify the most attractive asset classes based on a multi-faceted approach using both a valuation and fundamental framework. The Fund generally will invest in U.S. and foreign stocks and investment-grade bonds, directly or through exchange-traded funds (ETFs), and/or cash equivalents through investment in short-term, high-quality money market instruments or money market funds. Equity securities in which the Fund may invest include common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, preferred securities, and ETFs. The bond and money market securities in which the Fund may invest may include obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including preferred and synthetic securities.

In addition, in an attempt to reduce the Fund's volatility over time, the Fund may employ an options-based risk-management strategy by purchasing and/or selling options on component indexes or corresponding ETFs and individual equities to attempt to provide the Fund with fairly consistent returns over a wide range of equity market environments.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    WASIF A. LATIF
    TONY ERA
    LANCE HUMPHREY, CFA
--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    A favorable fundamental backdrop fueled robust investor sentiment and led to positive returns across the equity and fixed-income markets during the reporting period ended December 31, 2017.

    The acceleration of global growth was one of the most important drivers of performance. In the United States, gross domestic product growth exceeded 3% in both the second and third quarters of 2017, and unemployment fell to its lowest level in 17 years. In a contrast to prior years, the domestic expansion was accompanied by faster growth overseas. Improving data from Europe, Japan, and the emerging markets--particularly China--indicated the type of synchronized worldwide growth that hasn't occurred since before the 2008 financial crisis.

    The economic expansion fed through to corporate profits around the globe. U.S. companies registered double-digit earnings growth in 2017, and corporations in both the developed and emerging international markets experienced rising profitability and increasing estimates for 2018. Together, these factors led to a steady, broad-based rally in global equities.

    Bonds performed reasonably well despite the improvement in global growth. Investors remained confident that the economy, while growing, would not grow so fast that the Federal Reserve (the Fed) would be

================================================================================

2  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    compelled to adopt a more aggressive approach to raising interest rates. This backdrop was supportive for the fixed-income markets, especially longer-term issues.

o HOW DID THE USAA TOTAL RETURN STRATEGY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended December 31, 2017, the Fund Shares and Institutional Shares had total returns of 6.60% and 6.92%, respectively. This compares to total returns of 23.97% for the MSCI All-Country World Index, 4.09% for the Bloomberg Barclays U.S. Universal Index, and 15.47% for the Lipper Flexible Portfolio Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The Manager provides day-to-day discretionary management for the Fund's assets.

O   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    We use an active strategy that seeks opportunities anywhere in the financial markets and strives to avoid asset classes with less compelling risk/return profiles. Since the Fund is intended to be used as a diversifier within the context of a broader investment portfolio, we generally seek asset categories that we believe are out of favor and/or undervalued.

    During the reporting period, this thinking led us to invest the majority of the Fund's assets in U.S. Treasuries and Treasury Inflation Protected Securities (TIPS), gold and gold stocks, and emerging-market equities. This approach helped the Fund deliver a positive absolute return that was behind those of the global equity indices, but ahead of those for cash and investment-grade bonds.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to page 8 for benchmark definitions.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Of the three major allocations, emerging-market equities made the largest contribution to return. The asset class delivered a robust gain thanks to the combination of improving growth trends in the developing world, rising earnings for emerging-market companies, and investors' appetite for risk. We achieved exposure to the asset class via three exchange traded funds (ETFs), iShares MSCI Emerging Markets ETF, PowerShares FTSE RAFI Emerging Markets Portfolio (which is linked to fundamental factors such as book value, cash flow, sales, and dividends), and an ETF invested in Indian stocks. While the India ETF posted a return of nearly 40% and finished slightly ahead of the overall category, the fundamental-linked ETF lagged behind somewhat due to the momentum-driven nature of the investment environment. In combination, the three funds in the emerging-market allocation delivered a gain far ahead of the indices in either the United States or the developed international markets. We believe this helps illustrate the potential benefit of our opportunistic and focused approach.

    The Fund's allocation to gold and gold stocks also contributed positively. Gold benefited from the broader recovery in commodity prices and the weakness in the U.S. dollar. (Gold tends to be aided by a weaker dollar since it makes the metal less expensive for overseas buyers.) The related equities, for their part, gained a boost from both increasing gold prices and the general strength in stocks. We continue to see a number of scenarios that could benefit these categories, including policy mis-steps by global central banks, a continued downtrend in the U.S. dollar, unexpected volatility in the world equity markets, or an increase in inflation.

    The Fund's allocation to government bonds, which included three exchange-traded funds invested in long-term U.S. Treasuries, intermediate-term U.S. Treasuries, and TIPS, respectively, also produced gains. Although economic growth was accelerating and the Fed was tightening its monetary policy, longer-term bonds performed well amid the low level of inflation. We continue to see an opportunity in long-term government bonds. The asset class remains an out-of-favor category at a time of heightened investor risk appetites, which may indicate the potential for upside if growth does not meet expectations or the demand for "safe haven" investments experiences a sudden increase.

================================================================================

4  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    The Fund's hedging strategy, which is designed to help cushion the impact of large stock market sell-offs, was a slight detractor from performance. We achieved a portion of the hedge through a short position in futures linked to small-cap stocks. (The value of a short position rises when the underlying investment declines). Still, we think moderate hedging can provide a measure of stability if market volatility increases from the unusually low levels that characterized the reporting period.

    Thank you for allowing us to help you manage your investments.

As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o ETFs are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased volatility. It may be more volatile than other asset classes that diversify across many industries and companies.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA TOTAL RETURN STRATEGY FUND SHARES (FUND SHARES)
(Ticker Symbol: USTRX)

--------------------------------------------------------------------------------
                                            12/31/17               12/31/16
--------------------------------------------------------------------------------
Net Assets                                $66.7 Million         $69.5 Million
Net Asset Value Per Share                    $8.57                 $8.04

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                         10 YEARS
    6.60%                          -0.60%                           -0.11%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/16*
--------------------------------------------------------------------------------
                                      1.65%

               (Includes acquired fund fees and expenses of 0.25%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

                                  o CUMULATIVE PERFORMANCE COMPARISON o

                               [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                        LIPPER                               BLOOMBERG            USAA
                                       FLEXIBLE             MSCI             BARCLAYS          TOTAL RETURN
                                       PORTFOLIO         ALL-COUNTRY       U.S. UNIVERSAL        STRATEGY
                  S&P 500 INDEX       FUNDS INDEX        WORLD INDEX           INDEX           FUND SHARES
12/31/2007         $10,000.00         $10,000.00         $10,000.00         $10,000.00         $10,000.00
 1/31/2008           9,400.18           9,674.98           9,180.94          10,145.00           9,755.00
 2/29/2008           9,094.81           9,613.80           9,206.86          10,144.72           9,680.00
 3/31/2008           9,055.54           9,485.93           9,071.83          10,165.76           9,641.00
 4/30/2008           9,496.57           9,828.22           9,577.86          10,175.85           9,973.00
 5/31/2008           9,619.58           9,983.89           9,727.62          10,112.75          10,198.00
 6/30/2008           8,808.61           9,535.40           8,928.85          10,083.30           9,820.00
 7/31/2008           8,734.57           9,355.08           8,696.99          10,067.87           9,777.00
 8/31/2008           8,860.91           9,323.10           8,509.53          10,156.78           9,906.00
 9/30/2008           8,071.34           8,449.66           7,446.00           9,966.62           9,242.00
10/31/2008           6,715.77           7,150.27           5,970.57           9,608.19           8,123.00
11/30/2008           6,233.89           6,747.47           5,578.32           9,861.17           7,725.00
12/31/2008           6,300.22           6,998.13           5,780.50          10,237.83           7,899.00
 1/31/2009           5,769.19           6,701.15           5,286.62          10,179.78           7,460.00
 2/28/2009           5,154.90           6,249.09           4,769.00          10,125.65           6,989.00
 3/31/2009           5,606.45           6,663.15           5,161.82          10,277.94           7,280.00
 4/30/2009           6,143.04           7,196.77           5,771.15          10,383.96           7,587.00
 5/31/2009           6,486.64           7,655.06           6,346.18          10,500.35           7,971.00
 6/30/2009           6,499.50           7,529.42           6,310.60          10,580.56           7,922.00
 7/31/2009           6,991.11           8,142.20           6,866.11          10,780.82           8,230.00
 8/31/2009           7,243.52           8,340.58           7,111.67          10,906.18           8,350.00
 9/30/2009           7,513.81           8,694.23           7,437.94          11,054.27           8,505.00
10/31/2009           7,374.22           8,558.57           7,323.00          11,117.94           8,461.00
11/30/2009           7,816.56           8,923.65           7,624.17          11,259.01           8,736.00
12/31/2009           7,967.54           9,039.31           7,782.06          11,118.50           8,866.00
 1/31/2010           7,680.92           8,803.01           7,445.75          11,287.62           8,710.00
 2/28/2010           7,918.85           8,955.48           7,540.59          11,330.25           8,866.00
 3/31/2010           8,396.71           9,392.66           8,025.70          11,345.39           9,088.00
 4/30/2010           8,529.28           9,535.69           8,039.21          11,471.32           9,100.00
 5/31/2010           7,848.21           8,987.30           7,277.04          11,523.21           8,832.00
 6/30/2010           7,437.37           8,694.81           7,052.86          11,701.87           8,487.00
 7/31/2010           7,958.45           9,161.94           7,626.73          11,853.32           8,843.00
 8/31/2010           7,599.17           8,943.95           7,360.11          12,001.68           8,543.00
 9/30/2010           8,277.36           9,512.46           8,064.23          12,039.83           9,044.00
10/31/2010           8,592.31           9,825.95           8,355.68          12,101.25           9,166.00
11/30/2010           8,593.41           9,818.34           8,169.76          12,021.60           9,088.00
12/31/2010           9,167.72          10,206.31           8,768.02          11,915.02           9,310.00
 1/31/2011           9,385.01          10,419.55           8,905.62          11,943.07           9,411.00
 2/28/2011           9,706.53          10,629.92           9,164.94          11,981.21           9,589.00
 3/31/2011           9,710.39          10,678.24           9,155.79          11,995.51           9,634.00
 4/30/2011           9,997.96          10,981.12           9,530.38          12,151.17           9,801.00
 5/31/2011           9,884.79          10,885.89           9,325.52          12,301.50           9,745.00
 6/30/2011           9,720.02          10,727.35           9,178.58          12,261.67           9,701.00
 7/31/2011           9,522.37          10,640.86           9,029.14          12,452.39           9,578.00
 8/31/2011           9,005.09          10,175.13           8,369.57          12,578.60           9,098.00
 9/30/2011           8,372.05           9,491.89           7,579.37          12,614.50           8,718.00
10/31/2011           9,287.05          10,280.48           8,391.45          12,686.58           9,165.00
11/30/2011           9,266.53          10,123.25           8,140.26          12,649.00           9,310.00
12/31/2011           9,361.32          10,088.23           8,123.81          12,796.80           9,213.00
 1/31/2012           9,780.85          10,553.19           8,596.19          12,935.35           9,481.00
 2/29/2012          10,203.79          10,885.46           9,028.69          12,965.64           9,660.00
 3/31/2012          10,539.59          10,985.98           9,088.63          12,906.18           9,667.00
 4/30/2012          10,473.44          10,959.56           8,984.72          13,046.42           9,667.00
 5/31/2012           9,843.98          10,376.06           8,179.17          13,130.84           9,320.00
 6/30/2012          10,249.57          10,668.00           8,583.13          13,163.93           9,617.00
 7/31/2012          10,391.92          10,799.01           8,700.63          13,360.26           9,729.00
 8/31/2012          10,625.98          11,021.14           8,889.81          13,388.30           9,976.00
 9/30/2012          10,900.57          11,260.08           9,169.81          13,427.57          10,183.00
10/31/2012          10,699.30          11,182.39           9,108.69          13,470.20          10,116.00
11/30/2012          10,761.37          11,280.34           9,225.17          13,502.45          10,071.00
12/31/2012          10,859.46          11,434.16           9,434.12          13,504.98          10,191.00
 1/31/2013          11,421.92          11,785.41           9,868.74          13,434.58          10,394.00
 2/28/2013          11,576.97          11,797.44           9,867.20          13,499.09          10,214.00
 3/31/2013          12,011.15          11,994.17          10,047.62          13,515.08          10,332.00
 4/30/2013          12,242.56          12,159.77          10,334.65          13,663.44          10,287.00
 5/31/2013          12,528.94          12,154.41          10,306.30          13,431.78          10,152.00
 6/30/2013          12,360.69          11,875.12          10,005.06          13,195.34           9,738.00
 7/31/2013          12,989.65          12,308.65          10,484.02          13,238.26           9,907.00
 8/31/2013          12,613.45          12,112.86          10,265.59          13,162.81           9,749.00
 9/30/2013          13,009.00          12,538.47          10,795.82          13,293.79           9,937.00
10/31/2013          13,607.00          12,892.56          11,229.74          13,425.33          10,152.00
11/30/2013          14,021.66          13,015.22          11,388.77          13,381.85          10,084.00
12/31/2013          14,376.63          13,211.65          11,585.25          13,323.24          10,128.00
 1/31/2014          13,879.57          12,989.37          11,121.83          13,499.93          10,083.00
 2/28/2014          14,514.48          13,481.38          11,659.10          13,596.13          10,479.00
 3/31/2014          14,636.48          13,469.07          11,710.94          13,583.51          10,472.00
 4/30/2014          14,744.68          13,489.62          11,822.43          13,695.98          10,552.00
 5/31/2014          15,090.79          13,758.84          12,073.88          13,860.89          10,665.00
 6/30/2014          15,402.53          14,003.50          12,301.20          13,881.92          10,868.00
 7/31/2014          15,190.12          13,797.00          12,152.01          13,838.73          10,720.00
 8/31/2014          15,797.80          14,080.07          12,420.46          13,988.78          10,914.00
 9/30/2014          15,576.25          13,746.07          12,017.69          13,877.72          10,528.00
10/31/2014          15,956.71          13,830.47          12,102.30          14,013.74          10,426.00
11/30/2014          16,385.86          13,953.22          12,304.72          14,088.07          10,517.00
12/31/2014          16,344.58          13,781.70          12,067.29          14,063.95          10,357.00
 1/31/2015          15,853.93          13,766.56          11,878.62          14,331.51          10,403.00
 2/28/2015          16,765.08          14,146.71          12,539.92          14,247.93          10,574.00
 3/31/2015          16,499.95          13,985.18          12,345.62          14,306.83          10,339.00
 4/30/2015          16,658.23          14,154.01          12,703.82          14,290.28          10,419.00
 5/31/2015          16,872.45          14,184.27          12,687.24          14,265.32          10,351.00
 6/30/2015          16,545.83          13,921.43          12,388.56          14,106.02          10,073.00
 7/31/2015          16,892.48          13,993.38          12,496.14          14,188.19           9,924.00
 8/31/2015          15,873.30          13,417.64          11,639.52          14,146.40           9,500.00
 9/30/2015          15,480.54          13,081.74          11,217.83          14,201.65           9,342.00
10/31/2015          16,786.38          13,713.97          12,098.26          14,247.09           9,584.00
11/30/2015          16,836.30          13,641.83          11,998.36          14,195.20           9,319.00
12/31/2015          16,570.76          13,433.69          11,781.98          14,124.25           9,147.00
 1/31/2016          15,748.46          12,931.17          11,071.40          14,280.19           9,089.00
 2/29/2016          15,727.20          12,927.21          10,995.24          14,381.71           9,595.00
 3/31/2016          16,794.11          13,558.59          11,810.08          14,557.85           9,771.00
 4/30/2016          16,859.21          13,745.27          11,984.41          14,657.13          10,242.00
 5/31/2016          17,161.97          13,785.87          11,999.51          14,668.63           9,759.00
 6/30/2016          17,206.44          13,823.36          11,926.88          14,926.66          10,494.00
 7/31/2016          17,840.82          14,238.07          12,440.85          15,049.78          10,908.00
 8/31/2016          17,865.87          14,276.18          12,482.70          15,066.05          10,298.00
 9/30/2016          17,869.25          14,362.90          12,559.18          15,069.70          10,372.00
10/31/2016          17,543.29          14,173.68          12,346.00          14,969.57          10,060.00
11/30/2016          18,193.01          14,227.86          12,439.83          14,633.01           9,333.00
12/31/2016          18,552.61          14,394.98          12,708.56          14,676.48           9,276.00
 1/31/2017          18,904.49          14,705.03          13,056.07          14,728.37           9,645.00
 2/28/2017          19,655.11          15,011.62          13,422.33          14,841.96           9,645.00
 3/31/2017          19,678.04          15,125.38          13,586.49          14,837.19           9,633.00
 4/30/2017          19,880.13          15,314.58          13,798.26          14,960.31           9,679.00
 5/31/2017          20,159.90          15,521.06          14,102.96          15,075.59           9,737.00
 6/30/2017          20,285.73          15,579.97          14,167.09          15,062.68           9,633.00
 7/31/2017          20,702.86          15,865.65          14,562.98          15,137.85           9,749.00
 8/31/2017          20,766.23          15,923.69          14,618.79          15,268.55          10,060.00
 9/30/2017          21,194.60          16,110.50          14,901.22          15,214.70           9,749.00
10/31/2017          21,689.18          16,299.53          15,210.65          15,232.93           9,703.00
11/30/2017          22,354.39          16,477.48          15,505.11          15,209.93           9,668.00
12/31/2017          22,602.94          16,621.95          15,755.09          15,276.96           9,887.00

                                               [END CHART]

                                     Data from 12/31/07 to 12/31/17.

                                 See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Flexible Portfolio Funds Index reflects the fees and expenses of the underlying funds included in the Index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Total Return Strategy Fund Shares to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The Lipper Flexible Portfolio Funds Index tracks the performance of the 30 largest funds within the Lipper Flexible Funds category, which includes funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

================================================================================

8  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

USAA TOTAL RETURN STRATEGY FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UTRIX)

--------------------------------------------------------------------------------
                                            12/31/17               12/31/16
--------------------------------------------------------------------------------
Net Assets                                $14.2 Million         $13.9 Million
Net Asset Value Per Share                    $8.61                 $8.07

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
    1 YEAR                                          SINCE INCEPTION 7/12/13
     6.92%                                                   0.29%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/16*
--------------------------------------------------------------------------------
                                      1.27%

               (Includes acquired fund fees and expenses of 0.25%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                            USAA TOTAL
                      MSCI          LIPPER FLEXIBLE      BLOOMBERG        RETURN STRATEGY
                   ALL-COUNTRY        PORTFOLIO         BARCLAYS U.S.    FUND INSTITUTIONAL
                   WORLD INDEX       FUNDS INDEX       UNIVERSAL INDEX        SHARES
 7/31/2013         $10,000.00         $10,000.00         $10,000.00         $10,000.00
 8/31/2013           9,791.66           9,840.93           9,943.01           9,852.00
 9/30/2013          10,297.41          10,186.72          10,041.95          10,051.00
10/31/2013          10,711.29          10,474.39          10,141.31          10,257.00
11/30/2013          10,862.98          10,574.05          10,108.47          10,188.00
12/31/2013          11,050.39          10,733.64          10,064.19          10,237.00
 1/31/2014          10,608.37          10,553.04          10,197.67          10,191.00
 2/28/2014          11,120.83          10,952.77          10,270.33          10,591.00
 3/31/2014          11,170.28          10,942.77          10,260.80          10,592.00
 4/30/2014          11,276.62          10,959.47          10,345.76          10,684.00
 5/31/2014          11,516.46          11,178.19          10,470.33          10,787.00
 6/30/2014          11,733.29          11,376.96          10,486.22          10,998.00
 7/31/2014          11,590.98          11,209.19          10,453.59          10,848.00
 8/31/2014          11,847.04          11,439.17          10,566.94          11,044.00
 9/30/2014          11,462.86          11,167.82          10,483.04          10,660.00
10/31/2014          11,543.56          11,236.39          10,585.79          10,556.00
11/30/2014          11,736.64          11,336.11          10,641.94          10,660.00
12/31/2014          11,510.17          11,196.77          10,623.72          10,496.00
 1/31/2015          11,330.21          11,184.46          10,825.83          10,542.00
 2/28/2015          11,960.98          11,493.31          10,762.70          10,715.00
 3/31/2015          11,775.65          11,362.08          10,807.19          10,483.00
 4/30/2015          12,117.31          11,499.24          10,794.69          10,576.00
 5/31/2015          12,101.50          11,523.82          10,775.83          10,506.00
 6/30/2015          11,816.61          11,310.28          10,655.49          10,221.00
 7/31/2015          11,919.23          11,368.74          10,717.57          10,070.00
 8/31/2015          11,102.15          10,900.99          10,686.00           9,640.00
 9/30/2015          10,699.93          10,628.09          10,727.74           9,483.00
10/31/2015          11,539.72          11,141.74          10,762.06           9,740.00
11/30/2015          11,444.43          11,083.13          10,722.87           9,460.00
12/31/2015          11,238.04          10,914.03          10,669.27           9,297.00
 1/31/2016          10,560.26          10,505.76          10,787.06           9,250.00
 2/29/2016          10,487.62          10,502.54          10,863.75           9,763.00
 3/31/2016          11,264.83          11,015.50          10,996.80           9,938.00
 4/30/2016          11,431.12          11,167.17          11,071.80          10,429.00
 5/31/2016          11,445.52          11,200.15          11,080.49           9,938.00
 6/30/2016          11,376.24          11,230.61          11,275.40          10,681.00
 7/31/2016          11,866.48          11,567.53          11,368.40          11,113.00
 8/31/2016          11,906.41          11,598.50          11,380.69          10,493.00
 9/30/2016          11,979.35          11,668.95          11,383.45          10,566.00
10/31/2016          11,776.02          11,515.23          11,307.81          10,261.00
11/30/2016          11,865.51          11,559.24          11,053.58           9,510.00
12/31/2016          12,121.83          11,695.01          11,086.42           9,474.00
 1/31/2017          12,453.30          11,946.91          11,125.61           9,850.00
 2/28/2017          12,802.66          12,195.99          11,211.42           9,850.00
 3/31/2017          12,959.23          12,288.41          11,207.81           9,850.00
 4/30/2017          13,161.23          12,442.13          11,300.82           9,885.00
 5/31/2017          13,451.86          12,609.88          11,387.89           9,956.00
 6/30/2017          13,513.03          12,657.74          11,378.15           9,848.00
 7/31/2017          13,890.65          12,889.84          11,434.93           9,977.00
 8/31/2017          13,943.88          12,937.00          11,533.65          10,295.00
 9/30/2017          14,213.26          13,088.76          11,492.98           9,977.00
10/31/2017          14,508.41          13,242.34          11,506.75           9,942.00
11/30/2017          14,789.28          13,386.91          11,489.38           9,895.00
12/31/2017          15,027.71          13,504.28          11,540.01          10,130.00

                                   [END CHART]

                         Data from 7/31/13 to 12/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Total Return Strategy Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Flexible Portfolio Funds Index reflects the fees and expenses of the underlying funds included in the Index.

*The performance of the S&P 500 Index, MSCI All-Country World Index, Lipper Flexible Portfolio Funds Index, and the Bloomberg Barclays U.S. Universal Index is calculated from the end of the month, July 31, 2013, while the Institutional Shares initially invested in securities on July 15, 2013. There may be a slight variation of the performance numbers because of this difference.

================================================================================

10  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

                     o TOP 10 EQUITY SECURITIES - 12/31/17 o
                                (% of Net Assets)

PowerShares FTSE RAFI Emerging
  Markets Portfolio* ..................................................... 12.7%
iShares Gold Trust* ......................................................  6.2%
SPDR Gold Shares* ........................................................  6.1%
WisdomTree India Earnings Fund* ..........................................  5.0%
VanEck Vectors Gold Miners ETF ...........................................  3.7%
iShares MSCI Emerging Markets ETF* .......................................  2.8%
Agnico-Eagle Mines Ltd. ..................................................  1.0%
Newmont Mining Corp. .....................................................  0.9%
Royal Gold, Inc. .........................................................  0.9%
Randgold Resources Ltd. ADR ..............................................  0.9%

                        o ASSET ALLOCATION** - 12/31/17 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

FIXED-INCOME EXCHANGE-TRADED FUNDS*                                        43.4%
EXCHANGE-TRADED FUNDS*                                                     37.9%
COMMON STOCKS                                                               9.3%
MONEY MARKET INSTRUMENTS                                                    7.9%
CONVERTIBLE SECURITIES                                                      1.0%

                                 [END PIE CHART]

 *The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

**Does not include options and futures.

Percentages are of net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 14-18.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2017:

      DIVIDEND RECEIVED                QUALIFIED DIVIDEND              QUALIFIED
     DEDUCTION (CORPORATE            INCOME (NON-CORPORATE             INTEREST
       SHAREHOLDERS)(1)                 SHAREHOLDERS)(1)                INCOME
     --------------------------------------------------------------------------
           63.11%                            100%                      $33,000
     --------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

================================================================================

12  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TOTAL RETURN STRATEGY FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Total Return Strategy Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of USAA Total Return Strategy Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
February 22, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2017

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (47.2%)

              COMMON STOCKS (9.3%)

              MATERIALS (9.3%)
              ----------------
              PRECIOUS METALS & MINERALS (9.3%)
     17,500   Agnico-Eagle Mines Ltd.                                                            $   808
     20,000   AngloGold Ashanti Ltd. ADR                                                             204
    100,000   B2Gold Corp.*                                                                          309
     20,000   Barrick Gold Corp.                                                                     289
     60,000   Centerra Gold, Inc.*                                                                   307
     43,000   Compania de Minas Buenaventura S.A. ADR                                                605
    100,000   Dundee Precious Metals, Inc.*                                                          239
    160,000   Eldorado Gold Corp.                                                                    229
     41,000   Goldcorp, Inc.                                                                         524
     45,902   Hycroft Mining Corp., acquired 6/5/2014 - 6/9/2015; cost $2,337*(a),(b),(c)              -
    105,000   Kinross Gold Corp.*                                                                    454
     75,000   New Gold, Inc.*                                                                        247
     20,000   Newmont Mining Corp.                                                                   750
     26,000   Pan American Silver Corp.                                                              405
      7,000   Randgold Resources Ltd. ADR                                                            692
      8,500   Royal Gold, Inc.                                                                       698
     41,000   Tahoe Resources, Inc.                                                                  196
     24,000   Wheaton Precious Metals Corp.                                                          531
                                                                                                 -------
                                                                                                   7,487
                                                                                                 -------
              Total Materials                                                                      7,487
                                                                                                 -------
              Total Common Stocks (cost: $11,751)                                                  7,487
                                                                                                 -------

              EXCHANGE-TRADED FUNDS (37.9%)
    400,000   iShares Gold Trust*                                                                  5,004
     48,000   iShares MSCI Emerging Markets ETF                                                    2,262
     40,000   iShares Silver Trust*                                                                  639
    460,000   PowerShares FTSE RAFI Emerging Markets Portfolio                                    10,272
     40,000   SPDR Gold Shares*                                                                    4,946
    130,000   VanEck Vectors Gold Miners ETF                                                       3,021
     14,000   VanEck Vectors Junior Gold Miners ETF                                                  478

================================================================================

14  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    145,000   WisdomTree India Earnings Fund                                                     $ 4,037
                                                                                                 -------
              Total Exchange-Traded Funds (cost: $28,844)                                         30,659
                                                                                                 -------
              Total Equity Securities (cost: $40,595)                                             38,146
                                                                                                 -------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON
(000)                                                                RATE        MATURITY
--------------------------------------------------------------------------------------------------------
              BONDS (44.4%)

              CONVERTIBLE SECURITIES (1.0%)

              MATERIALS (1.0%)
              ----------------
              GOLD (1.0%)
$       627   Hycroft Mining Corp., acquired 10/21/2015 -
                12/29/2017; cost $606(a),(b),(c),(d) (cost: $613)     15.00%(e)   10/22/2020         827
                                                                                                 -------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (43.4%)
    164,000   iShares 20+ Year Treasury Bond ETF                                                  20,805
     20,000   iShares 7-10 Year Treasury Bond ETF                                                  2,111
    107,000   iShares TIPS Bond ETF                                                               12,207
                                                                                                 -------
              Total Fixed-Income Exchange-Traded Funds (cost: $35,037)                            35,123
                                                                                                 -------
              Total Bonds (cost: $35,650)                                                         35,950
                                                                                                 -------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON
(000)                                                                RATE        MATURITY
--------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (7.9%)

              COMMERCIAL PAPER (2.6%)

              FINANCIALS (2.6%)

              ASSET-BACKED SECURITIES (2.6%)
$       700   Gotham Funding Corp.(f),(g),(h)                        1.60%       1/12/2018           700
        700   LMA Americas, LLC(f),(g),(h)                           1.65        1/09/2018           700

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)         SECURITY                                               RATE        MATURITY          (000)
--------------------------------------------------------------------------------------------------------
$       700   Manhattan Asset Funding Co., LLC(f),(g),(h)            1.60%       1/18/2018       $   699
                                                                                                 -------
                                                                                                   2,099
                                                                                                 -------
              Total Financials                                                                     2,099
                                                                                                 -------
              Total Commercial Paper (cost: $2,099)                                                2,099
                                                                                                 -------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (5.3%)
  4,311,849   State Street Institutional Treasury Money Market Fund
                Premier Class, 1.15% (h),(i) (cost: $4,312)                                        4,312
                                                                                                 -------
              Total Money Market Instruments (cost: $6,411)                                        6,411
                                                                                                 -------

              TOTAL INVESTMENTS (COST: $82,656)                                                  $80,507
                                                                                                 =======

--------------------------------------------------------------------------------------------------------
                                                                            NOTIONAL
NUMBER OF                                                                    AMOUNT
CONTRACTS                                                                     (000)
--------------------------------------------------------------------------------------------------------
              PURCHASED OPTIONS (0.4%)
      2,000   Call - Chicago Board Options Exchange SPX
                Volatility Index expiring January 17, 2018 at 27          USD        2,208            25
      8,000   Call - VanEck Vectors Gold Miners ETF
                expiring January 18, 2019 at 35                           USD       18,592           284
      2,000   Call - VanEck Vectors Gold Miners ETF
                expiring January 19, 2018 at 25                           USD        4,648            11
      2,000   Call - VanEck Vectors Gold Miners ETF
                expiring January 19, 2018 at 35                           USD        4,648             1
      4,000   Call - VanEck Vectors Gold Miners ETF
                expiring January 19, 2018 at 45                           USD        9,296             2
        300   Put - Facebook, Inc. expiring January 19, 2018 at 70        USD        5,294             -
        300   Put - iShares NASDAQ Biotechnology ETF
                expiring January 19, 2018 at 66.67(b),(c)                 USD        3,203             -
      1,000   Put - Nvidia Corp. expiring January 19, 2018 at 40          USD       19,350             1
        500   Put - NXP Semiconductors N.V. expiring
                January 19, 2018 at 35(b),(c)                             USD        5,855             -
      4,000   Put - United States Oil Fund LP expiring
                January 19, 2018 at 5                                     USD        4,804             2
                                                                                                 -------
              TOTAL PURCHASED OPTIONS (COST: $1,769)                                             $   326
                                                                                                 =======

================================================================================

16  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                              UNREALIZED
                                                           NOTIONAL      CONTRACT          APPRECIATION/
NUMBER OF                                 EXPIRATION        AMOUNT         VALUE          (DEPRECIATION)
CONTRACTS                                    DATE           (000)          (000)                   (000)
--------------------------------------------------------------------------------------------------------
              FUTURES(j)

              LONG FUTURES

              INTEREST RATE CONTRACTS
         15   U.S. Treasury Bond          3/20/2018      2,301  USD      $ 2,295                 $    (6)
                                                                         -------                 -------
                                                                         $ 2,295                 $    (6)
                                                                         -------                 -------
              TOTAL LONG FUTURES

              SHORT FUTURES

              EQUITY CONTRACTS
        (50)  Russell 2000 Mini           3/16/2018     (3,810) USD      $(3,841)                $   (31)
                                                                         -------                 -------
                                                                         $(3,841)                $   (31)
                                                                         -------                 -------
              TOTAL SHORT FUTURES
              TOTAL FUTURES                                              $(1,546)                $   (37)
                                                                         =======                 =======

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                 $ 7,487           $    -             $  -        $ 7,487
  Exchange-Traded Funds                          30,659                -                -         30,659
Bonds:
  Convertible Securities                              -                -              827            827
  Fixed-Income Exchange-Traded Funds             35,123                -                -         35,123
Money Market Instruments:
  Commercial Paper                                    -            2,099                -          2,099
  Government & U.S. Treasury Money
    Market Funds                                  4,312                -                -          4,312
Purchased Options                                   326                -                -            326
--------------------------------------------------------------------------------------------------------
TOTAL                                           $77,907           $2,099             $827        $80,833
--------------------------------------------------------------------------------------------------------

LIABILITIES                                     LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Futures(1)                                      $   (37)          $    -             $  -        $   (37)
--------------------------------------------------------------------------------------------------------
Total                                           $   (37)          $    -             $  -        $   (37)
--------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                  RECONCILIATION OF LEVEL 3 INVESTMENTS
--------------------------------------------------------------------------------------------------------
                                                                       CONVERTIBLE               COMMON
($ IN 000s)                                                             SECURITIES               STOCKS
--------------------------------------------------------------------------------------------------------
Balance as of December 31, 2016                                              $ 852                 $ 46
Purchases                                                                       86                    -
Sales                                                                            -                    -
Transfers into Level 3                                                           -                    -
Transfers out of Level 3                                                         -                    -
Net realized gain (loss) on investments                                          -                    -
Change in net unrealized appreciation/(depreciation)
  of investments                                                              (111)                 (46)
--------------------------------------------------------------------------------------------------------
Balance as of December 31, 2017                                              $ 827                 $  -
--------------------------------------------------------------------------------------------------------

For the period of January 1, 2017, through December 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

--------------------------------------------------------------------------------------------------------
                    QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS**
--------------------------------------------------------------------------------------------------------
                            FAIR VALUE AT                                 SIGNIFICANT
                          DECEMBER 31, 2017         VALUATION             UNOBSERVABLE            RANGE/
ASSETS                      ($ IN 000's)           TECHNIQUE(S)             INPUT(S)               VALUE
--------------------------------------------------------------------------------------------------------
Bonds:
Convertible Securities         $827                   Market                 Average              $58.78
                                                    Comparables               Value
                                                                               Per
                                                                            Recoverable
                                                                              Ounce(a)

                                                                            Comparable              40%
                                                                             Discount
                                                                            Adjustment(b)
--------------------------------------------------------------------------------------------------------

(a)Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the security.

(b)Represents amounts used when the reporting entity has determined that market participants would take into account these discounts when pricing the security.

 **Quantitative Information table includes certain Level 3 securities using valuation models.

Increases in the earnings before interest, taxes, depreciation, and amortization (EBITDA), revenue multiples, transaction prices, average value per recoverable ounce, or earnings per share will increase the value of the security while an increase in the discount for lack of marketability will decrease the value of the security.

================================================================================

18  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 45.1% of net assets at December 31, 2017.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

   TIPS     U.S. Treasury Inflation-Protected Securities

o   SPECIFIC NOTES

    (a) Security deemed illiquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at December 31, 2017, was $827,000, which represented 1.0% of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

    (b) Security was fair valued at December 31, 2017, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $827,000, which represented 1.0% of the Fund's net assets.

    (c) Security was fair valued at Level 3.

    (d) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (e) All of the coupon PIK.

    (f) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (g) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(a)(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (h) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2017.

    (i) Rate represents the money market fund annualized seven-day yield at December 31, 2017.

    (j) The contract value of futures purchased and/or sold as a percentage of net assets is 1.9%.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

20  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $82,656)                  $ 80,507
   Purchased options, at market value (cost of $1,769)                                326
   Cash                                                                               285
   Cash denominated in foreign currencies (identified cost of $2)                       2
   Receivables:
       Capital shares sold                                                             20
       Dividends and interest                                                          20
                                                                                 --------
          Total assets                                                             81,160
                                                                                 --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                         30
   Variation margin on futures contracts                                               37
   Accrued management fees                                                             49
   Accrued transfer agent's fees                                                        3
   Other accrued expenses and payables                                                111
                                                                                 --------
          Total liabilities                                                           230
                                                                                 --------
               Net assets applicable to capital shares outstanding               $ 80,930
                                                                                 ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $103,093
   Accumulated undistributed net investment income                                    483
   Accumulated net realized loss on investments, options, and
       futures transactions                                                       (19,015)
   Net unrealized depreciation of investments, options, and
       futures contracts                                                           (3,629)
   Net unrealized depreciation of foreign capital gains tax                           (11)
   Net unrealized appreciation of foreign currency translations                         9
                                                                                 --------
               Net assets applicable to capital shares outstanding               $ 80,930
                                                                                 ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $66,695/7,785 capital shares
          outstanding, no par value)                                             $   8.57
                                                                                 ========
       Institutional Shares (net assets of $14,235/1,653 capital shares
          outstanding, no par value)                                             $   8.61
                                                                                 ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1)                                $ 1,380
   Interest (net of foreign taxes withheld of $1)                                     136
                                                                                  -------
       Total income                                                                 1,516
                                                                                  -------
EXPENSES
   Management fees                                                                    465
   Administration and servicing fees:
       Fund Shares                                                                    103
       Institutional Shares                                                            14
   Transfer agent's fees:
       Fund Shares                                                                    223
       Institutional Shares                                                            14
   Custody and accounting fees:
       Fund Shares                                                                     84
       Institutional Shares                                                            16
   Postage:
       Fund Shares                                                                     19
       Institutional Shares                                                             1
   Shareholder reporting fees:
       Fund Shares                                                                     17
   Trustees' fees                                                                      34
   Registration fees:
       Fund Shares                                                                     22
       Institutional Shares                                                            12
   Professional fees                                                                  105
   Other                                                                               14
                                                                                  -------
            Total expenses                                                          1,143
                                                                                  -------
NET INVESTMENT INCOME                                                                 373
                                                                                  -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Investments                                                                  1,506
       Options                                                                     (2,354)
       Futures transactions                                                          (210)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                  5,368
       Foreign capital gains tax                                                      (11)
       Foreign currency translations                                                  (96)
       Options                                                                        842
       Futures contracts                                                              (93)
                                                                                  -------
            Net realized and unrealized gain                                        4,952
                                                                                  -------
   Increase in net assets resulting from operations                               $ 5,325
                                                                                  =======

See accompanying notes to financial statements.

================================================================================

22  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

-----------------------------------------------------------------------------------------
                                                                       2017          2016
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                            $   373      $    307
   Net realized gain (loss) on investments                            1,506           (23)
   Net realized loss on options                                      (2,354)         (705)
   Net realized loss on futures transactions                           (210)       (1,020)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                    5,368         5,965
       Foreign capital gains tax                                        (11)            -
       Foreign currency translations                                    (96)           22
       Options                                                          842        (1,545)
       Futures contracts                                                (93)          133
                                                                    ---------------------
       Increase in net assets resulting from operations               5,325         3,134
                                                                    ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                       (2)         (264)
       Institutional Shares                                             (30)         (116)
                                                                    ---------------------
            Total distributions of net investment income                (32)         (380)
                                                                    ---------------------
   Tax return of capital:
       Fund Shares                                                        -           (59)
       Institutional Shares                                               -           (26)
                                                                    ---------------------
            Total distributions of tax return of capital                  -           (85)
                                                                    ---------------------
       Distributions to shareholders                                    (32)         (465)
                                                                    ---------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                       (7,139)       (8,069)
   Institutional Shares                                                (573)      (13,623)
                                                                    ---------------------
       Total net decrease in net assets from capital
            share transactions                                       (7,712)      (21,692)
                                                                    ---------------------
   Net decrease in net assets                                        (2,419)      (19,023)

NET ASSETS
   Beginning of year                                                 83,349       102,372
                                                                    ---------------------
   End of year                                                      $80,930      $ 83,349
                                                                    =====================
Accumulated undistributed net investment income:
   End of year                                                      $   483      $    104
                                                                    =====================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open- end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Total Return Strategy Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation through the use of a dynamic allocation strategy, across stocks, bonds, and cash instruments.

The Fund's assets are invested pursuant to a dynamic asset allocation strategy, which allows the Fund's investment adviser to invest at any given time a portion or substantially all of the Fund's assets allocated to it in stocks or bonds, either directly or through the use of exchange-traded funds (ETFs), and/or cash equivalents, through direct investment in short-term, high-quality money market instruments or money market funds.

The Fund consists of two classes of shares: Total Return Strategy Fund Shares (Fund Shares) and Total Return Strategy Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has

================================================================================

24  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including ETFs, except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently

================================================================================

26  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

        based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask price in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

28  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by last quoted price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    The valuation methodology applied to certain Level 3 securities changed during the year. Securities that were previously valued by quoted prices obtained from a broker-dealer are now being fair valued using valuation models as a result of the unavailability of broker quotes.

    The methods used may include valuation models that rely on significant assumptions and/or unobservable inputs to determine the fair value measurement for the securities. A market-based approach may be employed using related or comparable securities, recent transactions, market multiples, book values and other relevant information or an income-based approach may be employed whereby estimated future cash flows are discounted to determine the fair value. In some cases discounts may be applied due to market liquidity limitations.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2017, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased

================================================================================

30  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2017*
    (IN THOUSANDS)

                                        ASSET DERIVATIVES                   LIABILITY DERIVATIVES
    ---------------------------------------------------------------------------------------------------
                              STATEMENT OF                           STATEMENT OF
    DERIVATIVES NOT           ASSETS AND                             ASSETS AND
    ACCOUNTED FOR AS          LIABILITIES                            LIABILITIES
    HEDGING INSTRUMENTS       LOCATION               FAIR VALUE      LOCATION               FAIR VALUE
    ---------------------------------------------------------------------------------------------------
    Interest rate contracts                             $  -         Net unrealized           $ 6**
                                                                     depreciation of
                                                                     investments, options,
                                                                     and futures contracts
    ---------------------------------------------------------------------------------------------------
    Equity contracts          Purchased                  326         Net unrealized            31**
                              options                                depreciation of
                                                                     investments,
                                                                     options, and
                                                                     futures
                                                                     contracts
    ---------------------------------------------------------------------------------------------------
    Total                                               $326                                  $37
    ---------------------------------------------------------------------------------------------------

    * For open derivative instruments as of December 31, 2017, see the Portfolio of Investments.
    **Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

================================================================================

32  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017 (IN THOUSANDS)

                                                                                   CHANGE IN
                                                                                   UNREALIZED
    DERIVATIVES NOT                                             REALIZED           APPRECIATION/
    ACCOUNTED FOR AS             STATEMENT OF                   GAIN (LOSS)        (DEPRECIATION)
    HEDGING INSTRUMENTS          OPERATIONS LOCATION            ON DERIVATIVES     ON DERIVATIVES
    ----------------------------------------------------------------------------------------------
    Interest rate contracts      Net realized gain (loss) on      $    95              $ 13
                                 Futures transactions/
                                 Change in net unrealized
                                 appreciation/(depreciation)
                                 of Futures contracts
    ----------------------------------------------------------------------------------------------
    Equity contracts             Net realized gain (loss) on       (2,659)              737
                                 Options and Futures
                                 transactions/Change in
                                 net unrealized appreciation/
                                 (depreciation) of Options
                                 and Futures contracts
    ----------------------------------------------------------------------------------------------
    Foreign exchange contracts   Net realized gain (loss) on            -                (1)
                                 Futures transactions/
                                 Change in net unrealized
                                 appreciation/(depreciation)
                                 of Futures contracts
    ----------------------------------------------------------------------------------------------
    Total                                                         $(2,564)             $749
    ----------------------------------------------------------------------------------------------

D. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On

================================================================================

34  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally extends to the three years preceding the Fund's last filing and those filings remain subject to examination by the Internal Revenue Service and state taxing authorities.

G. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

H. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2017, there were no custodian and other bank credits.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended December 31, 2017, the Fund paid CAPCO facility fees of $1,000, which represents 0.1% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended December 31, 2017.

================================================================================

36  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, additional adjustments, and expiring capital loss carryforwards adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income by $38,000, decrease accumulated net realized loss on investments by $17,713,000, and decrease in paid in capital by $17,751,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2017, and 2016, was as follows:

                                                              2017          2016
                                                            ----------------------
Ordinary income*                                            $32,000       $380,000
Tax basis return of capital                                       -         85,000
                                                            -------       --------
  Total distributions paid                                  $32,000       $465,000
                                                            =======       ========

As of December 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $    337,000
Accumulated capital and other losses                                 (18,879,000)
Unrealized depreciation of investments                                (3,595,000)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales and grantor trusts expense adjustments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At December 31, 2017, the Fund had both pre-enactment capital loss carryforwards and post-enactment capital loss carryforwards for federal income tax purposes as shown in the table below. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2018, as shown below. As of December 31, 2017, the Fund had pre-enactment capital loss carryforwards of $25,529,000, of which $17,718,000 expired in the year ended December 31, 2017. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                           CAPITAL LOSS CARRYFORWARDS
                 ----------------------------------------------
                 EXPIRES          SHORT-TERM          LONG-TERM
                 -------------   -----------         ----------
                 2018            $ 7,811,000         $        -
                 No Expiration     9,262,000          1,806,000
                                 -----------         ----------
                  Total          $17,073,000         $1,806,000
                                 ===========         ==========

TAX BASIS OF INVESTMENTS - The aggregate cost of investments for federal income tax purposes at December 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

                           GROSS                GROSS             NET UNREALIZED
                         UNREALIZED           UNREALIZED           APPRECIATION/
  TAX COST              APPRECIATION         DEPRECIATION         (DEPRECIATION)
--------------------------------------------------------------------------------
$84,547,000             $5,073,000           $(8,666,000)          $(3,593,000)
--------------------------------------------------------------------------------

================================================================================

38  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2017, were $11,522,000 and $25,314,000, respectively.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended December 31, 2017, the Fund had no securities on loan.

(6) CAPITAL SHARE TRANSACTIONS

At December 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                            YEAR ENDED                      YEAR ENDED
                                         DECEMBER 31, 2017               DECEMBER 31, 2016
    -----------------------------------------------------------------------------------------
                                       SHARES          AMOUNT          SHARES          AMOUNT
                                       ------------------------------------------------------
    FUND SHARES:
    Shares sold                           511        $  4,296             788        $  6,785
    Shares issued from reinvested
      dividends                             1               2              35             319
    Shares redeemed                    (1,360)        (11,437)         (1,763)        (15,173)
                                       ------------------------------------------------------
    Net decrease from capital
      share transactions                 (848)       $ (7,139)           (940)       $ (8,069)
                                       ======================================================
    INSTITUTIONAL SHARES:
    Shares sold                            85        $    720             259        $  2,232
    Shares issued from reinvested
      dividends                             3              30              16             142
    Shares redeemed                      (156)         (1,323)         (1,843)        (15,997)
                                       ------------------------------------------------------
    Net decrease from capital
      share transactions                  (68)       $   (573)         (1,568)       $(13,623)
                                       ======================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended December 31, 2017, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the

================================================================================

40  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    performance period to that of the Lipper Flexible Portfolio Funds Index, which tracks the total return performance of the largest funds within this category.

    The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                         ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                      (IN BASIS POINTS)(1)
    --------------------------------------------------------------------------------
    +/- 100 to 400                                            +/- 4
    +/- 401 to 700                                            +/- 5
    +/- 701 and greater                                       +/- 6

    (1) Based on the difference between average annual performance relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended December 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $465,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(48,000) and $(26,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.07)% and (0.18)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average net assets of the Funds Shares and Institutional Shares, respectively. For the year ended December 31, 2017, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $103,000 and $14,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2017, the Fund reimbursed the Manager $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2017, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $223,000 and $14,000, respectively. Additionally, the Fund Shares and Institutional Shares recorded capital contributions and receivables from SAS of less than $500, respectively, at December 31, 2017, for adjustments related to corrections to certain shareholder transactions.

D. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

42  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of December 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Target Retirement Income                                                 0.5
Target Retirement 2020                                                   2.1
Target Retirement 2030                                                   6.3
Target Retirement 2040                                                   5.2
Target Retirement 2050                                                   3.1
Target Retirement 2060                                                   0.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for new forms N-PORT and N-CEN is June 1, 2018 (with filing of Form N-PORT beginning April 30, 2019), with other staggered compliance dates extending through April 30, 2019. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

(10) NEW ACCOUNTING PRONOUNCEMENT

In March 2017, The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of purchased callable debt securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statement disclosures.

================================================================================

44  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

(11) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------
                                   2017            2016            2015            2014              2013
                                -------------------------------------------------------------------------
Net asset value at
  beginning of period           $  8.05         $  7.96         $  9.08         $  8.95          $   9.05
                                -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .04             .03             .05             .06               .08
  Net realized and
    unrealized gain (loss)          .48             .10           (1.11)            .14(b)           (.14)
                                -------------------------------------------------------------------------
Total from investment
  operations                        .52             .13           (1.06)            .20              (.06)
                                -------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.00)(a)        (.03)           (.06)           (.07)             (.04)
  Tax return of capital               -            (.01)              -               -                 -
                                -------------------------------------------------------------------------
Total distributions                (.00)(a)        (.04)           (.06)           (.07)             (.04)
                                -------------------------------------------------------------------------
Net asset value at
  end of period                 $  8.57         $  8.05         $  7.96         $  9.08          $   8.95
                                =========================================================================
Total return (%)*                  6.46            1.53          (11.69)           2.26(b)           (.62)
Net assets at
  end of period (000)           $66,695         $69,463         $76,165         $97,658          $105,313
Ratios to average
  net assets:**
  Expenses (%)(c)                  1.45            1.40            1.26            1.22              1.24
  Net investment income (%)         .38             .24             .54             .66               .87
Portfolio turnover (%)               15              26(e)          123(d)           88               105

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were $68,806,000.
(a) Represents less than $0.01 per share.
(b) For the year ended December 31, 2014, the Manager reimbursed the Fund Shares
    $3,000 for a loss incurred due to a trading error. The effect of this reimbursement on the Fund Shares' net realized loss and total return was less than $0.01/0.01% per share.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                      -               -               -               -              (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) The Fund's various investment strategies will create a large volume of purchase and sales transactions relative to the market value of portfolio investments, which results in portfolio turnover rates exceeding 100%.
(e) Reflects overall decrease in purchases and sales of securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                                  PERIOD ENDED
                                                        YEAR ENDED DECEMBER 31,                   DECEMBER 31,
                                       --------------------------------------------------------------------------
                                          2017            2016            2015            2014            2013***
                                       --------------------------------------------------------------------------
Net asset value at beginning of
  period                               $  8.07         $  7.97         $  9.08         $  8.95         $  8.78
                                       -----------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                    .07             .05             .06             .08             .06
  Net realized and
    unrealized gain (loss)                 .49             .11           (1.09)            .15(a)          .15
                                       -----------------------------------------------------------------------
Total from investment operations           .56             .16           (1.03)            .23             .21
                                       -----------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.02)           (.05)           (.08)           (.10)           (.04)
  Tax return of capital                      -            (.01)              -               -               -
                                       -----------------------------------------------------------------------
Total distributions                       (.02)           (.06)           (.08)           (.10)           (.04)
                                       -----------------------------------------------------------------------
Net asset value at end of period       $  8.61         $  8.07         $  7.97         $  9.08         $  8.95
                                       =======================================================================
Total return (%)*                         6.92            1.91          (11.42)           2.53(a)         2.37
Net assets at end of period (000)      $14,235         $13,886         $26,207         $93,564         $85,301
Ratios to average net assets:**
  Expenses (%)(b)                         1.05            1.02             .98             .98            1.02(c)
  Net investment income (%)                .79             .55             .80             .91            1.69(c)
Portfolio turnover (%)                      15              26(e)          123(d)           88             105
  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were $14,064,000.
*** Institutional Shares commenced operations on July 12, 2013.
(a) For the year ended December 31, 2014, the Manager reimbursed the
    Institutional Shares $2,000 for a loss incurred due to a trading error. The effect of this reimbursement on the Institutional Shares' net realized loss and total return was less than $0.01/0.01% per share.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                             -               -               -               -            (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) The Fund's various investment strategies will create a large volume of purchase and sales transactions relative to the market value of portfolio investments, which results in portfolio turnover rates exceeding 100%.
(e) Reflects overall decrease in purchases and sales of securities.

================================================================================

46  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2017, through December 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                           BEGINNING             ENDING               DURING PERIOD*
                                         ACCOUNT VALUE        ACCOUNT VALUE            JULY 1, 2017 -
                                          JULY 1, 2017      DECEMBER 31, 2017        DECEMBER 31, 2017
                                         -------------------------------------------------------------
FUND SHARES
Actual
                                           $1,000.00             $1,026.30                  $7.25
Hypothetical
  (5% return before expenses)               1,000.00              1,018.05                   7.22

INSTITUTIONAL SHARES
Actual                                      1,000.00              1,028.70                   5.16

Hypothetical
  (5% return before expenses)               1,000.00              1,020.11                   5.14

*Expenses are equal to the annualized expense ratio of 1.42% for Fund Shares and 1.01% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.63% for Fund Shares and 2.87% for Institutional Shares for the six-month period of July 1, 2017, through December 31, 2017.

================================================================================

48  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

50  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

54  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Executive Director/Attorney, FASG General Counsel, USAA (2013-present); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

================================================================================

56  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
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   =============================================================================
   48703-0218                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA ULTRA SHORT-TERM BOND FUND]

 ============================================================

         ANNUAL REPORT
         USAA ULTRA SHORT-TERM BOND FUND
         FUND SHARES o INSTITUTIONAL SHARES o R6 SHARES
         DECEMBER 31, 2017

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"ONE WAY TO ENSURE THAT YOU ARE DOING THE
MOST WITH WHAT YOU HAVE IS TO INVEST A SET          [PHOTO OF BROOKS ENGLEHARDT]
AMOUNT EACH MONTH, A TACTIC KNOWN AS
DOLLAR-COST AVERAGING."

--------------------------------------------------------------------------------

FEBRUARY 2018

The reporting period ended December 31, 2017, was remarkable, as stock prices went up and bonds did well. From the results, you'd never know how many worries investors had to overcome during the reporting period. Among geopolitical disruptions, natural disasters, political gridlock over U.S. fiscal policy, and the speed and scope of the Federal Reserve (Fed) interest rate increases--there was plenty to be concerned about, but investors generally maintained composure and with it, their appetite for risk.

In 2017, stocks experienced one of their best years in recent memory, strengthened by synchronized global economic growth and supportive inflation. Emerging markets stocks were the standout performers, followed by developed markets stocks and U.S. stocks--all of which generated double-digit gains. Better-than-expected corporate earnings also supported the rally in global stocks. Looking ahead, we believe stock prices could continue to rise, though 2018's returns may not be as stellar as those in 2017. In the United States, the new federal tax law, which became effective in January 2018, lowers the corporate tax rate from 35% to 21% and could increase companies' cash flows as well as their bottom lines. That said, some of the potential appreciation may already have occurred during December 2017. Meanwhile, emerging markets and developed markets stocks are generally inexpensive when compared to U.S. stocks, and therefore may offer an appealing long-term investment opportunity.

As for the bond markets, they were dominated during the reporting period by investor expectations about the Fed's monetary policy. In 2017, Fed policymakers followed through on their plan to increase short-term interest rates three times, raising the federal funds target rate in March, June, and December of 2017 to a range of between 1.25% and 1.50% by the end of the year. The Fed also said three interest rate increases are anticipated for 2018, as long as the U.S. economy continued to perform as it expected. In this gradually rising interest rate environment, we believe short-term bonds may

================================================================================

================================================================================

be attractive, as they offer an opportunity to earn incremental income with less exposure to declining bond prices. (Bond prices and interest rates move in opposite directions.) Long-term interest rates fell during the reporting period as strong investor demand pushed up stock prices; remember, the market, not the Fed, sets long-term interest rates. As a result, the 30-year U.S. Treasury was one of the best-performing fixed income assets of 2017. At the same time, credit spreads narrowed. Credit spreads are the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. With global interest rates near historic lows, investors were willing to take on more risk for the incrementally larger yields available in the corporate bond market. At USAA Investments, we think ongoing economic growth and solid corporate earnings could continue supporting investment-grade and high-yield corporate bonds during 2018.

No one can predict the movements of the financial markets. Investors were able to shrug off their worries during 2017, but many of the same concerns remain in 2018. At the December 2017 policy meeting, Fed officials discussed whether tax cuts might require them to raise short-term interest rates faster than anticipated, raising the concern of an "interest-rate shock." An interest-rate shock occurs when interest rates suddenly change. Should the Fed be too aggressive with interest-rate policy, it might dampen U.S. economic growth.

Due to an unknown future, we believe it is important for investors to maintain diversified portfolios that are based on their individual goals, time horizon, and risk tolerance. The first months of a new year can be an appropriate time to look at your overall financial situation. One way to ensure that you are doing the most with what you have is to invest a set amount each month, a tactic known as dollar-cost averaging. At USAA Investments, we are committed to helping you meet your financial objectives.

From all of us here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

    Distributions to Shareholders                                             12

    Report of Independent Registered
      Public Accounting Firm                                                  13

    Portfolio of Investments                                                  14

    Notes to Portfolio of Investments                                         26

    Financial Statements                                                      31

    Notes to Financial Statements                                             34

EXPENSE EXAMPLE                                                               52

TRUSTEES' AND OFFICERS' INFORMATION                                           54

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA ULTRA SHORT-TERM BOND FUND (THE FUND) SEEKS TO PROVIDE HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is normally to invest at least 80% of the Fund's assets in investment-grade debt securities that have a dollar-weighted average portfolio maturity of 18 months (one and a half years) or less. These securities consist primarily of U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage-and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

ANTHONY M. ERA                                         [PHOTO OF ANTHONY M. ERA]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Shorter-term yields--more specifically, yields on maturities of seven years and less--rose during the reporting period ended December 31, 2017, in response to the Federal Reserve's (Fed) monetary policy. The Fed raised short-term interest rates three times during 2017, increasing the federal funds (Fed Funds) target rate by 0.25% increments in March, June, and December 2017. By the end of the reporting period, the Fed Funds target rate was in a range between 1.25% and 1.50%. Fed officials have indicated that they are planning three interest rate increases during 2018 if the economy grows as expected, but said at their December 2017 policy meeting that they might raise interest rates more quickly in response to recent tax cuts passed by Congress.

    Longer-term yields fell during the reporting period, as investors assessed the potential speed and size of Fed interest rate increases. As a result, longer maturity bonds outpaced shorter maturity bonds. (Bond prices and yields move in opposite directions.)

    During the reporting period, the Fed began to reduce the size of its balance sheet by gradually decreasing the reinvestment of maturing holdings of U.S. Treasury and government-sponsored mortgage-backed securities. In November 2017, President Donald Trump nominated Fed governor Jerome Powell to be the next chair of the central bank. During confirmation hearings, Mr. Powell suggested he was likely to continue the Fed's current monetary policy course.

================================================================================

2  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

o HOW DID THE USAA ULTRA SHORT-TERM BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and R6 Shares. For the reporting period ended December 31, 2017, the Fund Shares and Institutional Shares had total returns of 1.51% and 1.44%, respectively. This compares to total returns of 0.84% for the Citigroup 3-Month U.S. Treasury Bill Index and 1.33% for the Lipper Ultra Short Obligations Funds Index. The R6 Shares commenced operations on March 1, 2017, and from that time through December 31, 2017, had a total return of 1.43%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The Manager provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES FOR THE FUND DURING THE REPORTING PERIOD?

    In keeping with our investment approach, our focus was to seek out relative value opportunities among various sectors in the short end of the yield curve. We sought to invest opportunistically during any period of market volatility or as the markets responded to the expectation of Fed rate increases. As always, we worked closely with our in-house team of analysts, who use independent research to identify and evaluate potential investments. Our analysts also continuously monitored every bond in the portfolio.

    At the end of the reporting period, the Fund had a weighted average maturity (WAM) of close to one year at 1.3. The Fund's duration, which is a measure of its sensitivity to changes in interest rates, was one year.

    Thank you for the opportunity to help you with your investment needs.

    As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA ULTRA SHORT-TERM BOND FUND SHARES(FUND SHARES)
 (Ticker Symbol: UUSTX)

--------------------------------------------------------------------------------
                                            12/31/17                12/31/16
--------------------------------------------------------------------------------
Net Assets                               $330.4 Million          $372.2 Million
Net Asset Value Per Share                    $9.97                    $9.98
Dollar-Weighted Average
  Portfolio Maturity                       1.3 Years                0.9 Years

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
     1 YEAR                    5 YEARS               SINCE INCEPTION 10/18/10
     1.51%                      1.10%                          1.41%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 12/31/17             EXPENSE RATIO AS OF 12/31/16**
--------------------------------------------------------------------------------
                 1.86%                                        0.62%

            (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                                 CITIGROUP
                             USAA ULTRA                      LIPPER ULTRA                       3-MONTH U.S.
                           SHORT-TERM BOND                 SHORT OBLIGATIONS                      TREASURY
                             FUND SHARES                      FUNDS INDEX                        BILL INDEX
10/31/2010                    $10,000.00                      $10,000.00                        $10,000.00
11/30/2010                      9,991.00                        9,999.63                         10,001.18
12/31/2010                      9,991.00                       10,001.43                         10,002.47
 1/31/2011                     10,010.00                       10,010.36                         10,003.67
 2/28/2011                     10,032.00                       10,022.47                         10,004.81
 3/31/2011                     10,043.00                       10,028.04                         10,006.00
 4/30/2011                     10,076.00                       10,046.48                         10,007.05
 5/31/2011                     10,117.00                       10,055.32                         10,007.83
 6/30/2011                     10,120.00                       10,057.04                         10,008.33
 7/31/2011                     10,141.00                       10,063.96                         10,008.65
 8/31/2011                     10,133.00                       10,054.67                         10,009.13
 9/30/2011                     10,118.00                       10,041.28                         10,009.51
10/31/2011                     10,150.00                       10,055.48                         10,009.88
11/30/2011                     10,142.00                       10,053.10                         10,009.99
12/31/2011                     10,150.00                       10,058.88                         10,010.08
 1/31/2012                     10,204.00                       10,092.30                         10,010.18
 2/29/2012                     10,239.00                       10,111.50                         10,010.40
 3/31/2012                     10,253.00                       10,127.40                         10,010.84
 4/30/2012                     10,288.00                       10,141.92                         10,011.41
 5/31/2012                     10,291.00                       10,147.98                         10,012.11
 6/30/2012                     10,316.00                       10,158.77                         10,012.73
 7/31/2012                     10,350.00                       10,185.09                         10,013.41
 8/31/2012                     10,386.00                       10,204.92                         10,014.13
 9/30/2012                     10,419.00                       10,224.24                         10,014.91
10/31/2012                     10,444.00                       10,232.20                         10,015.75
11/30/2012                     10,458.00                       10,234.96                         10,016.52
12/31/2012                     10,468.00                       10,238.23                         10,017.27
 1/31/2013                     10,492.00                       10,248.67                         10,017.85
 2/28/2013                     10,516.00                       10,255.22                         10,018.30
 3/31/2013                     10,531.00                       10,260.54                         10,018.91
 4/30/2013                     10,544.00                       10,271.15                         10,019.57
 5/31/2013                     10,536.00                       10,266.32                         10,020.21
 6/30/2013                     10,506.00                       10,245.46                         10,020.62
 7/31/2013                     10,528.00                       10,253.75                         10,020.97
 8/31/2013                     10,528.00                       10,254.22                         10,021.29
 9/30/2013                     10,558.00                       10,266.89                         10,021.57
10/31/2013                     10,579.00                       10,277.35                         10,021.79
11/30/2013                     10,600.00                       10,287.15                         10,021.98
12/31/2013                     10,606.00                       10,289.73                         10,022.29
 1/31/2014                     10,627.00                       10,300.80                         10,022.77
 2/28/2014                     10,648.00                       10,308.34                         10,023.19
 3/31/2014                     10,648.00                       10,313.97                         10,023.54
 4/30/2014                     10,669.00                       10,322.00                         10,023.83
 5/31/2014                     10,690.00                       10,332.41                         10,024.15
 6/30/2014                     10,700.00                       10,337.75                         10,024.41
 7/31/2014                     10,694.00                       10,341.86                         10,024.66
 8/31/2014                     10,716.00                       10,346.94                         10,024.92
 9/30/2014                     10,699.00                       10,346.74                         10,025.15
10/31/2014                     10,722.00                       10,349.11                         10,025.36
11/30/2014                     10,732.00                       10,350.04                         10,025.51
12/31/2014                     10,708.00                       10,339.79                         10,025.63
 1/31/2015                     10,741.00                       10,348.80                         10,025.80
 2/28/2015                     10,753.00                       10,358.29                         10,025.98
 3/31/2015                     10,764.00                       10,365.85                         10,026.18
 4/30/2015                     10,776.00                       10,372.57                         10,026.34
 5/31/2015                     10,788.00                       10,378.24                         10,026.48
 6/30/2015                     10,779.00                       10,376.65                         10,026.59
 7/31/2015                     10,780.00                       10,378.45                         10,026.68
 8/31/2015                     10,759.00                       10,374.04                         10,026.93
 9/30/2015                     10,738.00                       10,372.65                         10,027.19
10/31/2015                     10,759.00                       10,378.24                         10,027.43
11/30/2015                     10,747.00                       10,377.42                         10,027.71
12/31/2015                     10,710.00                       10,370.30                         10,028.48
 1/31/2016                     10,688.00                       10,375.49                         10,029.73
 2/29/2016                     10,687.00                       10,372.93                         10,031.54
 3/31/2016                     10,741.00                       10,398.67                         10,033.87
 4/30/2016                     10,785.00                       10,425.76                         10,036.24
 5/31/2016                     10,797.00                       10,439.47                         10,038.38
 6/30/2016                     10,830.00                       10,456.44                         10,040.38
 7/31/2016                     10,863.00                       10,478.49                         10,042.61
 8/31/2016                     10,876.00                       10,491.94                         10,045.00
 9/30/2016                     10,889.00                       10,503.99                         10,047.41
10/31/2016                     10,900.00                       10,516.19                         10,049.94
11/30/2016                     10,880.00                       10,519.90                         10,052.53
12/31/2016                     10,895.00                       10,532.21                         10,055.64
 1/31/2017                     10,918.00                       10,550.73                         10,059.38
 2/28/2017                     10,931.00                       10,565.52                         10,063.31
 3/31/2017                     10,945.00                       10,570.98                         10,067.82
 4/30/2017                     10,958.00                       10,580.68                         10,072.93
 5/31/2017                     10,983.00                       10,595.61                         10,079.03
 6/30/2017                     10,987.00                       10,606.87                         10,086.17
 7/31/2017                     11,012.00                       10,620.86                         10,094.28
 8/31/2017                     11,027.00                       10,632.71                         10,103.20
 9/30/2017                     11,033.00                       10,644.16                         10,111.92
10/31/2017                     11,058.00                       10,657.54                         10,121.05
11/30/2017                     11,042.00                       10,663.53                         10,130.08
12/31/2017                     11,059.00                       10,672.53                         10,140.22

                                   [END CHART]

                        Data from 10/31/10 to 12/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Ultra Short-Term Bond Fund Shares to the following benchmarks:

o The unmanaged Lipper Ultra Short Obligations Funds Index tracks the total return performance of the 30 largest funds within the Lipper Ultra Short Obligations Funds category.

o The unmanaged Citigroup 3-Month U.S. Treasury Bill Index represents the total return received by investors of 3-month U.S. Treasury securities.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Ultra Short Obligations Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Ultra Short Obligations Funds Index and Citigroup 3-Month U.S. Treasury Bill Index is calculated from the end of the month, October 31, 2010, while the Fund Shares commenced operations on October 18, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

USAA ULTRA SHORT-TERM BOND FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UUSIX)

--------------------------------------------------------------------------------
                                           12/31/17                 12/31/16
--------------------------------------------------------------------------------
Net Assets                               $7.1 Million             $18.7 Million
Net Asset Value Per Share                  $9.97                      $9.98
Dollar-Weighted Average
  Portfolio Maturity                      1.3 Years                 0.9 Years

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
      1 YEAR                                          SINCE INCEPTION 7/12/13
      1.44%                                                    1.14%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELDS* AS OF 12/31/17
--------------------------------------------------------------------------------
      UNSUBSIDIZED          1.86%                 SUBSIDIZED            1.86%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/16**
--------------------------------------------------------------------------------
      BEFORE REIMBURSEMENT      0.67%         AFTER REIMBURSEMENT       0.56%

               (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through April 30, 2018, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.55% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after April 30, 2018. If the total annual operating expense ratio of the Institutional Shares is lower than 0.55%, the Institutional Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

6  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                              USAA ULTRA                   LIPPER ULTRA                  CITIGROUP 3-MONTH
                         SHORT-TERM BOND FUND            SHORT OBLIGATIONS                 U.S. TREASURY
                          INSTITUTIONAL SHARES              FUNDS INDEX                     BILL INDEX
 7/31/2013                    $10,000.00                    $10,000.00                      $10,000.00
 8/31/2013                     10,016.00                     10,000.46                       10,000.32
 9/30/2013                     10,045.00                     10,012.81                       10,000.60
10/31/2013                     10,076.00                     10,023.02                       10,000.82
11/30/2013                     10,086.00                     10,032.58                       10,001.01
12/31/2013                     10,091.00                     10,035.09                       10,001.32
 1/31/2014                     10,111.00                     10,045.89                       10,001.80
 2/28/2014                     10,132.00                     10,053.24                       10,002.22
 3/31/2014                     10,131.00                     10,058.74                       10,002.57
 4/30/2014                     10,152.00                     10,066.56                       10,002.85
 5/31/2014                     10,173.00                     10,076.72                       10,003.17
 6/30/2014                     10,183.00                     10,081.92                       10,003.43
 7/31/2014                     10,178.00                     10,085.93                       10,003.69
 8/31/2014                     10,200.00                     10,090.89                       10,003.95
 9/30/2014                     10,193.00                     10,090.70                       10,004.17
10/31/2014                     10,205.00                     10,093.00                       10,004.38
11/30/2014                     10,215.00                     10,093.91                       10,004.53
12/31/2014                     10,192.00                     10,083.91                       10,004.65
 1/31/2015                     10,224.00                     10,092.70                       10,004.83
 2/28/2015                     10,236.00                     10,101.95                       10,005.00
 3/31/2015                     10,247.00                     10,109.33                       10,005.20
 4/30/2015                     10,268.00                     10,115.89                       10,005.36
 5/31/2015                     10,280.00                     10,121.41                       10,005.50
 6/30/2015                     10,262.00                     10,119.86                       10,005.61
 7/31/2015                     10,263.00                     10,121.62                       10,005.70
 8/31/2015                     10,243.00                     10,117.31                       10,005.95
 9/30/2015                     10,222.00                     10,115.96                       10,006.21
10/31/2015                     10,252.00                     10,121.41                       10,006.45
11/30/2015                     10,239.00                     10,120.61                       10,006.73
12/31/2015                     10,197.00                     10,113.67                       10,007.50
 1/31/2016                     10,186.00                     10,118.73                       10,008.74
 2/29/2016                     10,185.00                     10,116.23                       10,010.54
 3/31/2016                     10,226.00                     10,141.33                       10,012.88
 4/30/2016                     10,267.00                     10,167.76                       10,015.24
 5/31/2016                     10,277.00                     10,181.12                       10,017.37
 6/30/2016                     10,319.00                     10,197.68                       10,019.37
 7/31/2016                     10,339.00                     10,219.18                       10,021.60
 8/31/2016                     10,350.00                     10,232.30                       10,023.98
 9/30/2016                     10,362.00                     10,244.05                       10,026.38
10/31/2016                     10,372.00                     10,255.95                       10,028.91
11/30/2016                     10,363.00                     10,259.56                       10,031.49
12/31/2016                     10,368.00                     10,271.57                       10,034.60
 1/31/2017                     10,391.00                     10,289.63                       10,038.33
 2/28/2017                     10,402.00                     10,304.05                       10,042.25
 3/31/2017                     10,412.00                     10,309.39                       10,046.76
 4/30/2017                     10,430.00                     10,318.84                       10,051.86
 5/31/2017                     10,443.00                     10,333.40                       10,057.94
 6/30/2017                     10,448.00                     10,344.39                       10,065.06
 7/31/2017                     10,471.00                     10,358.02                       10,073.16
 8/31/2017                     10,486.00                     10,369.58                       10,082.06
 9/30/2017                     10,502.00                     10,380.75                       10,090.76
10/31/2017                     10,516.00                     10,393.80                       10,099.87
11/30/2017                     10,501.00                     10,399.65                       10,108.89
12/31/2017                     10,517.00                     10,408.42                       10,119.00

                                   [END CHART]

                         Data from 7/31/13 to 12/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Ultra Short-Term Bond Fund Institutional Shares to the Fund's benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Ultra Short Obligations Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Ultra Short Obligations Funds Index and Citigroup 3-Month U.S. Treasury Bill Index is calculated from the end of the month, July 31, 2013, while the Institutional Shares initially invested in securities on July 15, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA ULTRA SHORT-TERM BOND FUND R6 SHARES* (R6 SHARES)
(Ticker Symbol: URUSX)

--------------------------------------------------------------------------------
                                                                 12/31/17
--------------------------------------------------------------------------------
Net Assets                                                     $5.1 Million
Net Asset Value Per Share                                          $9.97
Dollar-Weighted Average
  Portfolio Maturity                                             1.3 Years

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/17
--------------------------------------------------------------------------------
                            SINCE INCEPTION 3/1/17**
                                       1.43%

--------------------------------------------------------------------------------
                       30-DAY SEC YIELDS*** AS OF 12/31/17
--------------------------------------------------------------------------------
    UNSUBSIDIZED          1.90%                  SUBSIDIZED             2.01%

--------------------------------------------------------------------------------
                               EXPENSE RATIOS****
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        0.50%         AFTER REIMBURSEMENT       0.39%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on March 1, 2017.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***Calculated as prescribed by the Securities and Exchange Commission.

****The expense ratios are reported in the Fund's prospectus dated May 1, 2017, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through April 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.39% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after April 30, 2018. If the total annual operating expense ratio of the R6 Shares is lower than 0.39%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

8  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                          LIPPER ULTRA SHORT           CITIGROUP 3-MONTH
                           USAA ULTRA SHORT-TERM          OBLIGATIONS FUNDS              U.S. TREASURY
                           BOND FUND R6 SHARES                 INDEX                       BILL INDEX
 2/28/2017                      $10,000.00                   $10,000.00                   $10,000.00
 3/31/2017                       10,014.00                    10,005.18                    10,004.48
 4/30/2017                       10,038.00                    10,014.35                    10,009.56
 5/31/2017                       10,052.00                    10,028.48                    10,015.62
 6/30/2017                       10,067.00                    10,039.14                    10,022.71
 7/31/2017                       10,081.00                    10,052.38                    10,030.78
 8/31/2017                       10,096.00                    10,063.59                    10,039.64
 9/30/2017                       10,114.00                    10,074.43                    10,048.30
10/31/2017                       10,129.00                    10,087.10                    10,057.37
11/30/2017                       10,125.00                    10,092.77                    10,066.35
12/31/2017                       10,143.00                    10,101.28                    10,076.43

                                   [END CHART]

                       Data from 3/1/17 through 12/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Ultra Short-Term Bond Fund R6 Shares to the Fund's benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Ultra Short Obligations Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Ultra Short Obligations Funds Index and Citigroup 3-Month U.S. Treasury Bill Index is calculated from the end of the month, February 28, 2017, while the inception date of the R6 Shares is March 1, 2017. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o ASSET ALLOCATION - 12/31/17 o

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                   42.6%
EURODOLLAR AND YANKEE OBLIGATIONS                                       16.3%
ASSET-BACKED SECURITIES                                                 14.7%
VARIABLE-RATE DEMAND NOTES                                              12.3%
COMMERCIAL MORTGAGE SECURITIES                                           8.3%
MONEY MARKET FUNDS                                                       2.0%
COLLATERALIZED LOAN OBLIGATIONS                                          1.6%
MUNICIPAL BONDS                                                          1.2%
COMMERCIAL PAPER                                                         0.9%

                                   [END CHART]

Percentages are of the net assets of the Fund, and may not equal 100%.

================================================================================

10  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

                      o PORTFOLIO RATINGS MIX - 12/31/17 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        20.1%
AA                                                                         16.4%
A                                                                          26.8%
BBB                                                                        32.5%
BELOW INVESTMENT-GRADE                                                      2.7%
UNRATED                                                                     1.5%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 14-25

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2017:

                                 QUALIFIED INTEREST
                                       INCOME
                                 ------------------
                                     $5,727,000
                                 ------------------

================================================================================

12  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA ULTRA SHORT-TERM BOND FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Ultra Short-Term Bond Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of USAA Ultra Short-Term Bond Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
February 22, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2017

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                         COUPON                       VALUE
(000)         SECURITY                                                          RATE        MATURITY        (000)
-----------------------------------------------------------------------------------------------------------------
              BONDS (84.7%)

              CORPORATE OBLIGATIONS (42.6%)

              CONSUMER DISCRETIONARY (3.8%)
              -----------------------------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
$       490   PVH Corp., LIBOR + 1.75%(d),(e)                                   2.94%      5/19/2021     $    490
                                                                                                         --------
              AUTOMOBILE MANUFACTURERS (2.0%)
      2,000   General Motors Co., 3 mo. USD LIBOR + 0.8%                        2.19(a)    8/07/2020        2,013
      2,000   General Motors Financial Co.                                      2.40       4/10/2018        2,003
      2,000   Hyundai Capital America(b)                                        2.75       9/18/2020        1,987
      1,000   Nissan Motor Acceptance Corp.(b)                                  2.55       3/08/2021          999
                                                                                                         --------
                                                                                                            7,002
                                                                                                         --------
              AUTOMOTIVE RETAIL (0.3%)
      1,000   Autozone, Inc.                                                    4.00      11/15/2020        1,038
                                                                                                         --------
              BROADCASTING (0.2%)
        500   Discovery Communications, LLC                                     2.20       9/20/2019          498
                                                                                                         --------
              CABLE & SATELLITE (1.2%)
      4,000   Charter Communications Operating, LLC & Charter
                Communications Operating Capital Corp.                          3.58       7/23/2020        4,077
                                                                                                         --------
              Total Consumer Discretionary                                                                 13,105
                                                                                                         --------
              CONSUMER STAPLES (1.2%)
              -----------------------
              DRUG RETAIL (0.6%)
      2,000   CVS Health Corp.                                                  2.25      12/05/2018        2,003
                                                                                                         --------
              PACKAGED FOODS & MEAT (0.6%)
      2,000   Tyson Foods, Inc.                                                 2.65       8/15/2019        2,010
                                                                                                         --------
              Total Consumer Staples                                                                        4,013
                                                                                                         --------
              ENERGY (8.1%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (1.5%)
      2,795   Anadarko Petroleum Corp.                                          4.85       3/15/2021        2,954
      2,000   Devon Energy Corp.                                                4.00       7/15/2021        2,084
                                                                                                         --------
                                                                                                            5,038
                                                                                                         --------

================================================================================

14  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                         COUPON                       VALUE
(000)         SECURITY                                                          RATE        MATURITY        (000)
-----------------------------------------------------------------------------------------------------------------
              OIL & GAS REFINING & MARKETING (1.1%)
$     1,915   EnLink Midstream Partners, LP                                     2.70%      4/01/2019     $  1,914
      2,000   Phillips 66, 3 mo. USD LIBOR + 0.75%(b)                           2.11(a)    4/15/2020        2,002
                                                                                                         --------
                                                                                                            3,916
                                                                                                         --------
              OIL & GAS STORAGE & TRANSPORTATION (5.5%)
      2,138   Andeavor Logis LP(c)                                              3.50      12/01/2022        2,136
      1,000   Buckeye Partners, LP                                              2.65      11/15/2018        1,003
      1,000   Cheniere Energy Partners, LP, 3 mo. USD ICE
                LIBOR + 2.25%(d)                                                3.57       2/25/2020          999
        780   Columbia Pipeline Group, Inc.                                     3.30       6/01/2020          792
      1,899   DCP Midstream, LLC(b)                                             5.35       3/15/2020        1,989
      2,000   Enable Oklahoma Intrastate Transmission, LLC(b)                   6.25       3/15/2020        2,102
      2,000   Enterprise Products Operating, LLC                                6.50       1/31/2019        2,091
      2,000   NuStar Logistics, LP                                              4.80       9/01/2020        2,035
      1,000   Plains All American Pipeline, LP                                  2.60      12/15/2019          995
      2,000   Rockies Express Pipeline, LLC(b)                                  5.63       4/15/2020        2,105
      2,500   Western Gas Partners, LP                                          2.60       8/15/2018        2,505
                                                                                                         --------
                                                                                                           18,752
                                                                                                         --------
              Total Energy                                                                                 27,706
                                                                                                         --------
              FINANCIALS (12.5%)
              ------------------
              CONSUMER FINANCE (0.8%)
      2,630   Capital One Bank, N.A.                                            2.25       2/13/2019        2,627
                                                                                                         --------
              DIVERSIFIED BANKS (4.3%)
      2,000   Bank of America Corp., 3 mo. USD LIBOR + 0.66%                    2.02(a)    7/21/2021        2,010
      1,000   Citigroup, Inc.                                                   2.50       7/29/2019        1,004
      1,000   Citigroup, Inc., 3 mo. USD LIBOR + 1.38%                          3.07(a)    3/30/2021        1,024
      2,000   Citizens Bank, N.A.                                               2.20       5/26/2020        1,987
      3,620   HSBC USA, Inc., 3 mo. USD LIBOR + 0.61%                           2.02(a)   11/13/2019        3,642
      2,000   JPMorgan Chase & Co., 3 mo. USD LIBOR + 0.68%                     2.16(a)    6/01/2021        2,012
      3,000   Wells Fargo & Co.                                                 2.55      12/07/2020        3,013
                                                                                                         --------
                                                                                                           14,692
                                                                                                         --------
              LIFE & HEALTH INSURANCE (1.4%)
      1,350   Jackson National Life Global(b)                                   2.60      12/09/2020        1,353
      2,000   MetLife Global Funding I(b)                                       1.88       6/22/2018        2,000
      1,000   Protective Life Corp.                                             6.40       1/15/2018        1,001
        535   Protective Life Global Funding(b)                                 2.70      11/25/2020          538
                                                                                                         --------
                                                                                                            4,892
                                                                                                         --------
              MULTI-LINE INSURANCE (0.3%)
      1,000   MassMutual Global Funding, LLC(b)                                 2.10       8/02/2018        1,001
                                                                                                         --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                         COUPON                       VALUE
(000)         SECURITY                                                          RATE        MATURITY        (000)
-----------------------------------------------------------------------------------------------------------------
              REGIONAL BANKS (5.7%)
$     2,000   BB&T Corp.                                                        5.25%     11/01/2019     $  2,104
      2,470   Compass Bank                                                      2.75       9/29/2019        2,478
      2,740   Huntington National Bank                                          2.40       4/01/2020        2,737
      2,075   KeyCorp                                                           2.90       9/15/2020        2,096
      3,000   Manufacturers & Traders Trust Co., 3 mo. USD
                LIBOR + 0.64%                                                   2.12(a)   12/01/2021        2,985
      1,000   MUFG Union Bank, N.A.                                             2.63       9/26/2018        1,004
      1,000   PNC Bank, N.A.                                                    2.20       1/28/2019        1,001
      2,000   Regions Bank                                                      7.50       5/15/2018        2,040
      1,025   Regions Bank                                                      2.25       9/14/2018        1,026
      2,000   SunTrust Banks, Inc., 3 mo. USD LIBOR + 0.8%                      2.28(a)    5/29/2019        2,012
                                                                                                         --------
                                                                                                           19,483
                                                                                                         --------
              Total Financials                                                                             42,695
                                                                                                         --------
              HEALTH CARE (4.5%)
              ------------------
              BIOTECHNOLOGY (0.6%)
      2,000   Amgen, Inc.                                                       3.45      10/01/2020        2,057
                                                                                                         --------
              HEALTH CARE DISTRIBUTORS (0.6%)
      2,000   Cardinal Health, Inc.                                             1.95       6/14/2019        1,988
                                                                                                         --------
              HEALTH CARE EQUIPMENT (0.8%)
      1,700   Becton Dickinson & Co.                                            2.40       6/05/2020        1,692
      1,077   Zimmer Biomet Holdings, Inc., LIBOR + 1.375%(d)                   2.70       6/24/2020        1,076
                                                                                                         --------
                                                                                                            2,768
                                                                                                         --------
              HEALTH CARE FACILITIES (0.7%)
      2,459   HCA, Inc., LIBOR + 1.5%(d)                                        3.07       6/10/2020        2,463
                                                                                                         --------
              HEALTH CARE SERVICES (1.2%)
      2,302   Express Scripts, Inc., LIBOR + 1.3%(d),(e)                        2.69       4/28/2020        2,299
      2,000   Quest Diagnostics, Inc.                                           2.70       4/01/2019        2,011
                                                                                                         --------
                                                                                                            4,310
                                                                                                         --------
              PHARMACEUTICALS (0.6%)
      2,000   Shire Acquisitions Investments Ireland Designated
                Activity Co.                                                    1.90       9/23/2019        1,983
                                                                                                         --------
              Total Health Care                                                                            15,569
                                                                                                         --------
              INDUSTRIALS (2.3%)
              ------------------
              AEROSPACE & DEFENSE (0.3%)
      1,000   Arconic, Inc.                                                     5.40       4/15/2021        1,065
                                                                                                         --------
              AGRICULTURAL & FARM MACHINERY (0.1%)
        500   CNH Industrial Capital, LLC                                       3.38       7/15/2019          505
                                                                                                         --------

================================================================================

16  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                         COUPON                       VALUE
(000)         SECURITY                                                          RATE        MATURITY        (000)
-----------------------------------------------------------------------------------------------------------------
              AIRLINES (0.2%)
$       625   Continental Airlines, Inc. Pass-Through Trust "B"                 6.25%     10/11/2021     $    656
                                                                                                         --------
              TRADING COMPANIES & DISTRIBUTORS (0.6%)
      1,000   International Lease Finance Corp.                                 3.88       4/15/2018        1,005
      1,000   International Lease Finance Corp.                                 6.25       5/15/2019        1,048
                                                                                                         --------
                                                                                                            2,053
                                                                                                         --------
              TRUCKING (1.1%)
      1,000   Penske Truck Leasing Co., LP / PTL Finance Corp.(b)               2.88       7/17/2018        1,004
        640   Penske Truck Leasing Co., LP / PTL Finance Corp.(b)               3.20       7/15/2020          650
      2,000   Ryder System, Inc.                                                2.50       5/11/2020        2,003
                                                                                                         --------
                                                                                                            3,657
                                                                                                         --------
              Total Industrials                                                                             7,936
                                                                                                         --------
              INFORMATION TECHNOLOGY (2.5%)
              -----------------------------
              ELECTRONIC COMPONENTS (0.6%)
      2,000   Amphenol Corp.                                                    2.55       1/30/2019        2,007
                                                                                                         --------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
      1,000   FLIR Systems, Inc.                                                3.13       6/15/2021        1,008
                                                                                                         --------
              SEMICONDUCTORS (0.6%)
      2,000   Qualcomm, Inc.                                                    2.10       5/20/2020        1,992
                                                                                                         --------
              SYSTEMS SOFTWARE (0.6%)
      2,000   Symantec Corp., LIBOR + 1.5%(d)                                   2.94       7/28/2019        2,000
                                                                                                         --------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.4%)
      1,598   Dell International, LLC, LIBOR + 1.5%(d)                          3.07      12/31/2018        1,599
                                                                                                         --------
              Total Information Technology                                                                  8,606
                                                                                                         --------
              MATERIALS (3.3%)
              ----------------
              COMMODITY CHEMICALS (1.0%)
      1,462   LyondellBasell Industries N.V.                                    5.00       4/15/2019        1,502
      2,000   Westlake Chemical Corp.                                           4.63       2/15/2021        2,060
                                                                                                         --------
                                                                                                            3,562
                                                                                                         --------
              CONSTRUCTION MATERIALS (0.6%)
      2,000   Vulcan Materials Co., 3 mo. USD LIBOR + 0.6%                      2.19(a)    6/15/2020        2,002
                                                                                                         --------
              DIVERSIFIED CHEMICALS (0.5%)
      1,665   E.I. du Pont de Nemours and Co.                                   2.20       5/01/2020        1,664
                                                                                                         --------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.6%)
      1,000   Monsanto Co.                                                      2.13       7/15/2019          997
      1,000   Mosaic Co.                                                        3.25      11/15/2022          992
                                                                                                         --------
                                                                                                            1,989
                                                                                                         --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                         COUPON                       VALUE
(000)         SECURITY                                                          RATE        MATURITY        (000)
-----------------------------------------------------------------------------------------------------------------
              SPECIALTY CHEMICALS (0.6%)
$     2,000   Sherwin Williams Co.                                              2.25%      5/15/2020     $  1,994
                                                                                                         --------
              Total Materials                                                                              11,211
                                                                                                         --------
              REAL ESTATE (3.8%)
              ------------------
              REITs - DIVERSIFIED (0.6%)
      2,000   Select Income REIT                                                3.60       2/01/2020        2,014
                                                                                                         --------
              REITs - HEALTH CARE (2.1%)
      3,000   Sabra Health Care Ltd., LIBOR + 1.45%(d)                          2.80       8/17/2020        3,021
      2,340   Senior Housing Properties Trust                                   3.25       5/01/2019        2,353
      1,000   Ventas Realty, LP                                                 4.00       4/30/2019        1,018
        765   Ventas Realty, LP                                                 2.70       4/01/2020          769
                                                                                                         --------
                                                                                                            7,161
                                                                                                         --------
              REITs - OFFICE (0.4%)
      1,333   SL Green Operating Partnership, LP                                3.25      10/15/2022        1,329
                                                                                                         --------
              REITs - RETAIL (0.7%)
      2,000   National Retail Properties, Inc.                                  5.50       7/15/2021        2,170
        500   Regency Centers, LP                                               4.80       4/15/2021          529
                                                                                                         --------
                                                                                                            2,699
                                                                                                         --------
              Total Real Estate                                                                            13,203
                                                                                                         --------
              UTILITIES (0.6%)
              ----------------
              ELECTRIC UTILITIES (0.3%)
      1,000   NextEra Energy Capital Holdings, Inc.                             2.70       9/15/2019        1,007
                                                                                                         --------
              MULTI-UTILITIES (0.3%)
      1,000   Dominion Energy, Inc.                                             2.96       7/01/2019        1,008
                                                                                                         --------
              Total Utilities                                                                               2,015
                                                                                                         --------
              Total Corporate Obligations (cost: $145,804)                                                146,059
                                                                                                         --------

              EURODOLLAR AND YANKEE OBLIGATIONS (16.3%)

              CONSUMER DISCRETIONARY (0.3%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.3%)
      1,000   Nissan Motor Acceptance Corp.(b)                                  2.35       3/04/2019        1,001
                                                                                                         --------
              ENERGY (1.6%)
              -------------
              INTEGRATED OIL & GAS (0.6%)
      2,000   Petrobras Global Finance B.V.                                     4.88       3/17/2020        2,054
                                                                                                         --------
              OIL & GAS EQUIPMENT & SERVICES (0.6%)
      2,000   Schlumberger Finance Co.(b)                                       2.20      11/20/2020        1,989
                                                                                                         --------

================================================================================

18  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                         COUPON                       VALUE
(000)         SECURITY                                                          RATE        MATURITY        (000)
-----------------------------------------------------------------------------------------------------------------
              OIL & GAS EXPLORATION & PRODUCTION (0.4%)
$     1,210   Woodside Finance Ltd.(b)                                          8.75%      3/01/2019     $  1,296
                                                                                                         --------
              Total Energy                                                                                  5,339
                                                                                                         --------
              FINANCIALS (9.7%)
              -----------------
              DIVERSIFIED BANKS (7.2%)
        800   ANZ New Zealand International Ltd.,
                3 mo. USD LIBOR + 1.01%(b)                                      2.39(a)    7/28/2021          812
      1,700   Bank of Nova Scotia                                               2.05       6/05/2019        1,696
      3,000   Commonwealth Bank of Australia,
                3 mo. USD LIBOR + 0.83%(b)                                      2.34(a)    9/06/2021        3,033
        700   Credit Suisse Group Funding Ltd.,
                3 mo. USD LIBOR + 2.29%                                         3.64(a)    4/16/2021          725
      1,000   ING Bank N.V., 3 mo. USD LIBOR + 0.69%(b)                         2.03(a)   10/01/2019        1,007
      2,000   ING Bank N.V., 3 mo. USD LIBOR + 0.88%(b)                         2.30(a)    8/15/2021        2,025
      2,000   National Bank of Canada, 3 mo. USD LIBOR + 0.6%                   1.95(a)    1/17/2020        2,011
      3,000   Royal Bank of Canada                                              1.88       2/05/2020        2,976
      2,000   Stadshypotek AB                                                   1.88      10/02/2019        1,987
      1,000   Standard Chartered plc(b)                                         3.05       1/15/2021        1,009
      1,500   Svenska Handelsbanken AB,
                3 mo. USD LIBOR + 1.15%                                         2.49(a)    3/30/2021        1,542
      2,000   Swedbank AB(b)                                                    1.75       3/12/2018        1,999
      2,000   Toronto Dominion Bank(b)                                          2.25       3/15/2021        1,990
      2,000   Westpac Banking Corp., 3 mo. USD LIBOR + 0.85%                    2.29(a)    8/19/2021        2,026
                                                                                                         --------
                                                                                                           24,838
                                                                                                         --------
              DIVERSIFIED CAPITAL MARKETS (1.9%)
      3,000   Deutsche Bank AG, 3 mo. USD LIBOR + 0.97%                         2.33(a)    7/13/2020        3,006
      2,000   UBS Group Funding Ltd.,
                3 mo. USD LIBOR + 1.78%(b)                                      3.14(a)    4/14/2021        2,077
      1,425   UBS Group Funding Ltd.(b)                                         3.00       4/15/2021        1,436
                                                                                                         --------
                                                                                                            6,519
                                                                                                         --------
              PROPERTY & CASUALTY INSURANCE (0.6%)
      2,000   Suncorp-Metway Ltd.(b)                                            2.38      11/09/2020        1,987
                                                                                                         --------
              Total Financials                                                                             33,344
                                                                                                         --------
              INDUSTRIALS (1.9%)
              ------------------
              AEROSPACE & DEFENSE (0.7%)
      1,400   BAE Systems Holdings, Inc.(b)                                     6.38       6/01/2019        1,477
      1,000   BAE Systems Holdings, Inc.(b)                                     2.85      12/15/2020        1,005
                                                                                                         --------
                                                                                                            2,482
                                                                                                         --------
              INDUSTRIAL CONGLOMERATES (0.6%)
      2,000   CK Hutchison International 17 Ltd.(b)                             2.25       9/29/2020        1,983
                                                                                                         --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                         COUPON                       VALUE
(000)         SECURITY                                                          RATE        MATURITY        (000)
-----------------------------------------------------------------------------------------------------------------
              MARINE (0.3%)
$     1,000   A.P. Moeller-Maersk A/S(b)                                        2.55%      9/22/2019     $  1,001
                                                                                                         --------
              TRADING COMPANIES & DISTRIBUTORS (0.3%)
      1,000   AerCap Ireland Capital Ltd.                                       5.00      10/01/2021        1,067
                                                                                                         --------
              Total Industrials                                                                             6,533
                                                                                                         --------
              INFORMATION TECHNOLOGY (0.6%)
              -----------------------------
              ELECTRONIC MANUFACTURING SERVICES (0.6%)
      2,000   Tyco Electronics Group S                                          2.35       8/01/2019        1,999
                                                                                                         --------
              MATERIALS (1.3%)
              ----------------
              COMMODITY CHEMICALS (0.6%)
      1,000   Braskem Finance Ltd.(b)                                           5.75       4/15/2021        1,065
      1,000   Braskem Netherlands Finance B.V.(b)                               3.50       1/10/2023          985
                                                                                                         --------
                                                                                                            2,050
                                                                                                         --------
              DIVERSIFIED METALS & MINING (0.6%)
      1,000   Glencore Funding, LLC,
                3 mo. USD LIBOR + 1.36%(b)                                      2.72(a)    1/15/2019        1,009
      1,000   Glencore Funding, LLC(b)                                          3.13       4/29/2019        1,007
                                                                                                         --------
                                                                                                            2,016
                                                                                                         --------
              STEEL (0.1%)
        500   ArcelorMittal                                                     5.13       6/01/2020          525
                                                                                                         --------
              Total Materials                                                                               4,591
                                                                                                         --------
              REAL ESTATE (0.9%)
              ------------------
              REAL ESTATE SERVICES (0.6%)
      2,000   Prologis International Funding II S.A.(b)                         4.88       2/15/2020        2,082
                                                                                                         --------
              REITs - RETAIL (0.3%)
      1,000   Scentre Group Trust(b)                                            2.38      11/05/2019          998
                                                                                                         --------
              Total Real Estate                                                                             3,080
                                                                                                         --------
              Total Eurodollar and Yankee Obligations (cost: $55,966)                                      55,887
                                                                                                         --------

              ASSET-BACKED SECURITIES (14.7%)

              FINANCIALS (14.7%)
              ------------------
              ASSET-BACKED FINANCING (14.7%)
      2,600   AmeriCredit Automobile Receivables Trust                          3.13      10/08/2020        2,625
      1,000   ARI Fleet Lease Trust(b)                                          1.91       4/15/2026          998
      1,000   ARI Fleet Lease Trust(b)                                          2.28       4/15/2026          995
      1,000   Avis Budget Rental Car Funding AESOP, LLC(b)                      3.75       7/20/2020        1,001
        565   California Republic Auto Receivables Trust                        1.57      12/16/2019          565
      2,200   California Republic Auto Receivables Trust                        2.30      12/16/2019        2,203
      1,000   California Republic Auto Receivables Trust                        2.34       4/15/2020        1,002

================================================================================

20  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                         COUPON                       VALUE
(000)         SECURITY                                                          RATE        MATURITY        (000)
-----------------------------------------------------------------------------------------------------------------
$     2,000   Canadian Pacer Auto Receivables Trust(b)                          2.05%      3/19/2021     $  1,991
      1,350   CarMax Auto Owner Trust                                           2.17      10/15/2020        1,349
        704   CIT Equipment Collateral(b)                                       1.50      10/21/2019          703
      1,295   CIT Equipment Collateral(b)                                       2.15       2/20/2020        1,295
        864   CNH Equipment Trust                                               1.61       5/17/2021          864
      1,000   Credit Acceptance Auto Loan Trust(b)                              2.65       6/15/2026          997
      1,675   Dell Equipment Finance Trust(b)                                   2.75       9/22/2020        1,679
      2,000   Enterprise Fleet Financing, LLC(b)                                2.04       2/22/2022        1,990
        716   Exeter Automobile Receivables Trust(b)                            3.57       7/15/2019          718
      1,000   GMF Floorplan Owner Revolving Trust(b)                            1.65       5/15/2020          999
      1,000   Great America Leasing Receivables(b)                              2.06       6/22/2020          997
      1,000   Great America Leasing Receivables(b)                              2.36       1/20/2023          995
      1,500   Huntington Auto Trust "B"                                         1.95       6/15/2021        1,499
      1,420   Huntington Auto Trust "C"                                         2.15       6/15/2021        1,421
      2,000   Master Credit Card Trust "A"(b)                                   2.26       7/21/2021        2,001
        297   Napier Park Rail Lease, LLC                                       3.37      10/21/2047          296
      2,000   Prestige Auto Receivables Trust(b)                                2.40       4/15/2021        2,001
      1,000   Prestige Auto Receivables Trust(b)                                3.05       4/15/2021        1,001
      2,526   Santander Drive Auto Receivables Trust                            2.91       4/15/2020        2,536
      1,000   Santander Drive Auto Receivables Trust                            2.74      12/15/2021        1,005
      2,000   Santander Retail Auto Lease Trust(b)                              2.22       1/20/2021        1,995
      1,985   SCF Equipment Trust, LLC(b)                                       3.41      12/20/2023        1,978
      2,000   Securitized Term Auto Receivables Trust(b)                        1.52       3/25/2020        1,992
      1,000   Securitized Term Auto Receivables Trust(b)                        1.89       8/25/2020          997
      2,000   Synchrony Credit Card Master Note Trust "C"                       2.56       6/15/2023        1,989
         67   TCF Auto Receivables Owner Trust(b)                               1.49      12/16/2019           67
      2,000   TCF Auto Receivables Owner Trust(b)                               2.55       4/15/2021        2,003
      1,000   Volvo Financial Equipment, LLC(b)                                 1.92       3/15/2021          996
        679   Wheels SPV, LLC(b)                                                1.59       5/20/2025          677
      2,000   Wheels SPV, LLC(b)                                                1.87       5/20/2025        1,988
                                                                                                         --------
                                                                                                           50,408
                                                                                                         --------
              Total Financials                                                                             50,408
                                                                                                         --------
              Total Asset-Backed Securities (cost: $50,485)                                                50,408
                                                                                                         --------

              COLLATERALIZED LOAN OBLIGATIONS (1.6%)

              FINANCIALS (1.6%)
              -----------------
      1,000   Annisa Ltd., 3 mo. USD LIBOR + 1.55%(b)                           2.91(a)    7/20/2028        1,004
      1,177   Cent, LP, 3 mo. USD LIBOR + 1.3%(b)                               2.68(a)    1/30/2025        1,177
      2,000   Neuberger Berman Ltd., 3 mo. USD LIBOR + 1.45%(b)                 2.81(a)    4/15/2026        2,000
        399   Palmer Square Ltd., 3 mo. USD LIBOR + 0.97%(b)                    2.39(a)    5/15/2025          400
      1,000   Palmer Square Ltd., 3 mo. USD LIBOR + 1.5%(b)                     2.92(a)    5/15/2025        1,001
                                                                                                         --------
              Total Financials                                                                              5,582
                                                                                                         --------
              Total Collateralized Loan Obligations (cost: $5,577)                                          5,582
                                                                                                         --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                         COUPON                       VALUE
(000)         SECURITY                                                          RATE        MATURITY        (000)
-----------------------------------------------------------------------------------------------------------------
              COMMERCIAL MORTGAGE SECURITIES (8.3%)

              FINANCIALS (8.3%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (8.1%)
$       926   Banc of America Commercial Mortgage, Inc.                         6.18%(j)   2/10/2051     $    926
      1,500   Banc of America Merrill Lynch Commercial Mortgage
                Securities Trust, 1 mo. USD LIBOR + 0.8%(b)                     2.05(a)    6/15/2028        1,500
      1,500   Banc of America Merrill Lynch Commercial Mortgage
                Securities Trust, 1 mo. USD LIBOR + 1.1%(b)                     2.35(a)    6/15/2028        1,499
      1,545   CGBAM Commercial Mortgage Trust                                   3.21       4/10/2028        1,550
      1,700   Commercial Mortgage Trust, 1 mo. USD
                LIBOR + 1.6%(b)                                                 3.03(a)    2/13/2032        1,708
        652   Commercial Mortgage Trust                                         1.28       8/10/2046          651
      2,800   FREMF Mortgage Trust(b)                                           5.37(j)   12/25/2046        2,939
      1,575   FREMF Mortgage Trust(b)                                           3.00(j)   10/25/2047        1,580
        826   Greenwich Capital Commercial Funding Corp.                        5.77(j)    7/10/2038          832
        775   GS Mortgage Securities Trust                                      1.51       9/10/2047          772
      2,000   J.P. Morgan Chase Commercial Mortgage Securities
                Corp., 1 mo. USD LIBOR + 0.9%(b)                                2.38(a)   10/15/2029        2,001
      3,000   J.P. Morgan Chase Commercial Mortgage Securities
                Corp., 1 mo. USD LIBOR + 1.4%(b)                                2.88(a)   10/15/2029        3,002
        288   J.P. Morgan Chase Commercial Mortgage Securities
                Corp., 1 mo. USD LIBOR + 1.75%(b)                               3.23(a)   12/15/2030          288
        133   J.P. Morgan Chase Commercial Mortgage Securities
                Corp.(b)                                                        3.62      11/15/2043          134
        389   J.P. Morgan Chase Commercial Mortgage Securities
                Corp.(b)                                                        4.39       2/15/2046          391
        988   LSTAR Commercial Mortgage Trust(b)                                2.42       3/10/2050          984
      2,000   Morgan Stanley Capital I Trust "A", 1 mo. USD
                LIBOR + 0.7%(b)                                                 1.95(a)   11/15/2034        2,003
      1,225   Morgan Stanley-BAML Trust                                         1.55       8/15/2047        1,220
      3,650   SCG Trust, 1 mo. USD LIBOR + 1.65%(b)                             3.13(a)   11/15/2026        3,649
                                                                                                         --------
                                                                                                           27,629
                                                                                                         --------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.2%)
     26,395   GS Mortgage Securities Trust(b),(f),(g)                           0.68(j)    3/10/2044          457
     11,125   JPMBB Commercial Mortgage Securities Trust(f),(g)                 1.14(j)    4/15/2047          300
                                                                                                         --------
                                                                                                              757
                                                                                                         --------
              Total Financials                                                                             28,386
                                                                                                         --------
              Total Commercial Mortgage Securities (cost: $28,118)                                         28,386
                                                                                                         --------

              MUNICIPAL BONDS (1.2%)

              GENERAL OBLIGATION (0.6%)
      2,000   Clintondale Community School County of Macomb                     2.61       5/01/2021        2,005
                                                                                                         --------

================================================================================

22  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                         COUPON                       VALUE
(000)         SECURITY                                                          RATE        MATURITY        (000)
-----------------------------------------------------------------------------------------------------------------
              NURSING/CCRC (0.3%)
$     1,000   Wisconsin Public Finance Auth. (LOC - Citizens
                Financial Group)                                                2.75%      6/01/2020     $    990
                                                                                                         --------
              SALES TAX (0.3%)
      1,000   Arizona School Facilities Board                                   2.08       9/01/2018        1,001
                                                                                                         --------
              Total Municipal Bonds (cost: $4,000)                                                          3,996
                                                                                                         --------
              Total Bonds (cost: $289,950)                                                                290,318
                                                                                                         --------

              MONEY MARKET INSTRUMENTS (15.2%)

              COMMERCIAL PAPER (0.9%)

              MUNICIPAL BONDS (0.9%)
              ----------------------
              HOSPITAL (0.9%)
      3,000   Catholic Health Initiatives                                       1.95       1/04/2018        3,000
                                                                                                         --------

              VARIABLE-RATE DEMAND NOTES (12.3%)

              ENERGY (1.6%)
              -------------
              OIL & GAS REFINING & MARKETING (1.6%)
      1,700   Port of Port Arthur Navigation District                           1.83(i)   11/01/2040        1,700
      3,800   Port of Port Arthur Navigation District                           1.83(i)   11/01/2040        3,800
                                                                                                         --------
                                                                                                            5,500
                                                                                                         --------
              Total Energy                                                                                  5,500
                                                                                                         --------
              INDUSTRIALS (1.2%)
              ------------------
              AIRPORT SERVICES (1.2%)
      4,130   Metropolitan Nashville Airport Auth.
                (LOC - Regions Bank)                                            2.70(i)    4/01/2030        4,130
                                                                                                         --------
              MATERIALS (2.0%)
              ----------------
              STEEL (2.0%)
      2,700   Blytheville                                                       1.83(i)    6/01/2028        2,700
      4,325   Indiana Finance Auth. (LOC - Banco Bilbao
                Vizcaya Argentaria S.A.)                                        1.83(i)    8/01/2030        4,325
                                                                                                         --------
                                                                                                            7,025
                                                                                                         --------
              Total Materials                                                                               7,025
                                                                                                         --------
              MUNICIPAL BONDS (3.5%)
              ----------------------
              APPROPRIATED DEBT (1.4%)
      4,815   Pittsburgh & Allegheny County Sports &
                Exhibition Auth. (INS) (LIQ)                                    1.71(i)   11/01/2039        4,815
                                                                                                         --------
              ELECTRIC/GAS UTILITIES (1.2%)
      4,000   Columbia IDB                                                      1.70(i)   12/01/2037        4,000
                                                                                                         --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                         COUPON                       VALUE
(000)         SECURITY                                                          RATE        MATURITY        (000)
-----------------------------------------------------------------------------------------------------------------
              MISCELLANEOUS (0.9%)
$     3,050   Alameda Public Financing Auth. (LOC - Union
                Bank of California N.A.)                                        1.50%(i)  12/01/2033     $  3,050
                                                                                                         --------
              Total Municipal Bonds                                                                        11,865
                                                                                                         --------
              REAL ESTATE (1.1%)
              ------------------
              REAL ESTATE OPERATING COMPANIES (1.1%)
      3,650   MOBR-04, LLC (LOC - Compass Bank)                                 2.75(i)    9/01/2024        3,650
                                                                                                         --------
              UTILITIES (2.9%)
              ----------------
              ELECTRIC UTILITIES (2.9%)
      5,000   Indiana Dev. Finance Auth.                                        1.73(i)   12/01/2038        5,000
      4,900   Jacksonville                                                      1.80(i)    5/01/2029        4,900
                                                                                                         --------
                                                                                                            9,900
                                                                                                         --------
              Total Utilities                                                                               9,900
                                                                                                         --------
              Total Variable-Rate Demand Notes                                                             42,070
                                                                                                         --------

-----------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-----------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.0%)
7,029,303     State Street Institutional Treasury Money Market Fund Premier Class, 1.15%(h)                 7,029
                                                                                                         --------
              Total Money Market Instruments (cost: $52,099)                                               52,099
                                                                                                         --------

              TOTAL INVESTMENTS (COST: $342,049)                                                         $342,417
                                                                                                         ========

================================================================================

24  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1               LEVEL 2           LEVEL 3            TOTAL
-----------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                           $    -              $146,059                $-         $146,059
  Eurodollar and Yankee Obligations                    -                55,887                 -           55,887
  Asset-Backed Securities                              -                50,408                 -           50,408
  Collateralized Loan Obligations                      -                 5,582                 -            5,582
  Commercial Mortgage Securities                       -                28,386                 -           28,386
  Municipal Bonds                                      -                 3,996                 -            3,996
Money Market Instruments:
  Commercial Paper                                     -                 3,000                 -            3,000
  Variable-Rate Demand Notes                           -                42,070                 -           42,070
  Government & U.S. Treasury
    Money Market Funds                             7,029                     -                 -            7,029
-----------------------------------------------------------------------------------------------------------------
Total                                             $7,029              $335,388                $-         $342,417
-----------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of January 1, 2017, through December 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 20% of net assets at December 31, 2017.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for

================================================================================

26  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ICE     Intercontinental Exchange
    IDB     Industrial Development Board
    LIBOR   London Interbank Offered Rate
    REIT    Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.
    USD     U.S. Dollar

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by Assured Guaranty Municipal Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from PNC Financial Services Group.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o   SPECIFIC NOTES

    (a) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at December 31, 2017.

================================================================================

28  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) At December 31, 2017, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (d) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at December 31, 2017. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (e) At December 31, 2017, the aggregate market value of securities purchased on a delayed-delivery basis was $1,283,000.

    (f) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at December 31, 2017, was $757,000, which represented 0.2% of the Fund's net assets.

    (g) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

    (h) Rate represents the money market fund annualized seven-day yield at December 31, 2017.

    (i) Variable-rate demand notes - interest rate is determined by the issuer or agent based on current market conditions, and is not based on a published reference rate and spread. These securities do not indicate a reference rate and spread in their description.

    (j) Stated interest rates may change slightly over time as underlying mortgages paydown.

See accompanying notes to financial statements.

================================================================================

30  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $342,049)                          $342,417
   Cash                                                                                        138
   Receivables:
      Capital shares sold                                                                      177
      USAA Asset Management Company (Note 7C)                                                   13
      USAA Transfer Agency Company (Note 7D)                                                     7
      Interest                                                                               1,683
      Securities sold                                                                          271
                                                                                          --------
         Total assets                                                                      344,706
                                                                                          --------
LIABILITIES
   Payables:
      Securities purchased                                                                   1,284
      Capital shares redeemed                                                                  548
      Dividends on capital shares                                                               25
   Accrued management fees                                                                      71
   Accrued transfer agent's fees                                                                12
   Other accrued expenses and payables                                                         118
                                                                                          --------
         Total liabilities                                                                   2,058
                                                                                          --------
            Net assets applicable to capital shares outstanding                           $342,648
                                                                                          ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                        $346,134
   Accumulated net realized loss on investments                                             (3,854)
   Net unrealized appreciation of investments                                                  368
                                                                                          --------
            Net assets applicable to capital shares outstanding                           $342,648
                                                                                          ========
   Net asset value, redemption price, and offering price per share:
         Fund Shares (net assets of $330,442/33,146 capital shares
            outstanding, no par value)                                                    $   9.97
                                                                                          ========
         Institutional Shares (net assets of $7,115/713 capital shares
            outstanding, no par value)                                                    $   9.97
                                                                                          ========
         R6 Shares (net assets of $5,091/511 capital shares outstanding,
            no par value)                                                                 $   9.97
                                                                                          ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                          $ 8,035
                                                                                            -------
EXPENSES
   Management fees                                                                              888
   Administration and servicing fees:
       Fund Shares                                                                              538
       Institutional Shares                                                                       7
       R6 Shares*                                                                                 2
   Transfer agent's fees:
       Fund Shares                                                                              330
       Institutional Shares                                                                       7
   Custody and accounting fees:
       Fund Shares                                                                              145
       Institutional Shares                                                                       3
       R6 Shares*                                                                                 2
   Postage:
       Fund Shares                                                                               15
   Shareholder reporting fees:
       Fund Shares                                                                               12
   Trustees' fees                                                                                33
   Registration fees:
       Fund Shares                                                                               26
       Institutional Shares                                                                      15
       R6 Shares*                                                                                28
   Professional fees                                                                             92
   Other                                                                                         16
                                                                                            -------
            Total expenses                                                                    2,159
   Expenses reimbursed:
       Institutional Shares                                                                      (7)
       R6 Shares*                                                                               (28)
                                                                                            -------
            Net expenses                                                                      2,124
                                                                                            -------
NET INVESTMENT INCOME                                                                         5,911
                                                                                            -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                                            747
   Change in net unrealized appreciation/(depreciation)                                      (1,077)
                                                                                            -------
            Net realized and unrealized loss                                                   (330)
                                                                                            -------
   Increase in net assets resulting from operations                                         $ 5,581
                                                                                            =======

* R6 Shares commenced operations on March 1, 2017.

See accompanying notes to financial statements.

================================================================================

32  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

--------------------------------------------------------------------------------------------------
                                                                              2017            2016
--------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $  5,911        $  5,344
   Net realized gain (loss) on investments                                     747          (4,600)
   Change in net unrealized appreciation/(depreciation)
       of investments                                                       (1,077)          6,349
                                                                          ------------------------
       Increase in net assets resulting from operations                      5,581           7,093
                                                                          ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                          (5,735)         (5,094)
       Institutional Shares                                                    (99)           (250)
       R6 Shares*                                                              (77)              -
                                                                          ------------------------
           Total distributions of net investment income                     (5,911)         (5,344)
                                                                          ------------------------
   Net realized gains:
       Fund Shares                                                               -             (62)
       Institutional Shares                                                      -              (3)
       R6 Shares*                                                                -               -
                                                                          ------------------------
           Total distributions of net realized gains                             -             (65)
                                                                          ------------------------
       Distributions to shareholders                                        (5,911)         (5,409)
                                                                          ------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                             (41,391)        (56,447)
   Institutional Shares                                                    (11,594)         (3,820)
   R6 Shares*                                                                5,098               -
                                                                          ------------------------
       Total net decrease in net assets from
            capital share transactions                                     (47,887)        (60,267)
                                                                          ------------------------
   Net decrease in net assets                                              (48,217)        (58,583)

NET ASSETS
   Beginning of year                                                       390,865         449,448
                                                                          ------------------------
   End of year                                                            $342,648        $390,865
                                                                          ========================

* R6 Shares commenced operations on March 1, 2017.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Ultra Short-Term Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income consistent with preservation of principal.

The Fund consists of three classes of shares: Ultra Short-Term Bond Fund Shares (Fund Shares), Ultra Short-Term Bond Fund Institutional Shares (Institutional Shares), and effective March 1, 2017, a new share class designated Ultra Short-Term Bond Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional

================================================================================

34  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

        Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Investments in open-end investment companies, commingled, or other funds, other than exchange-traded funds (ETFs), are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    3. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    4. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation

================================================================================

36  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

        systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of December 31, 2017, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $1,284,000.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2017, there were no custodian and other bank credits.

================================================================================

38  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended December 31, 2017, the Fund paid CAPCO facility fees of $3,000, which represents 0.5% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended December 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2017, and 2016, was as follows:

                                                                  2017                      2016
                                                              -------------------------------------
Ordinary income*                                              $5,911,000                 $5,344,000
Long-term realized capital gain                                        0                     65,000
                                                              ----------                 ----------
     Total distributions paid                                 $5,911,000                 $5,409,000
                                                              ==========                 ==========

As of December 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                               25,000
Accumulated capital and other losses                                                     (3,854,000)
Unrealized appreciation of investments                                                      368,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

There is no difference between book-basis and tax-basis unrealized appreciation of investments

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security

================================================================================

40  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended December 31, 2017, the Fund utilized capital loss carryforwards of $745,000, to offset capital gains. At December 31, 2017, the Fund had net capital loss carryforwards of $3,854,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                             CAPITAL LOSS CARRYFORWARDS
                        -----------------------------------
                                   TAX CHARACTER
                        -----------------------------------
                         (NO EXPIRATION)          BALANCE
                        -----------------        ----------
                          Short-Term             $2,753,000
                           Long-Term              1,101,000
                                                 ----------
                               Total             $3,854,000
                                                 ==========

TAX BASIS OF INVESTMENTS - The aggregate cost of investments for federal income tax purposes at December 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

                           GROSS                  GROSS         NET UNREALIZED
                         UNREALIZED             UNREALIZED       APPRECIATION/
     TAX COST           APPRECIATION           DEPRECIATION     (DEPRECIATION)
----------------------------------------------------------------------------------
   $342,049,000          $1,016,000             $(648,000)         $368,000
----------------------------------------------------------------------------------

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2017, were $168,926,000 and $182,334,000, respectively.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At December 31, 2017, the Fund had no securities on loan.

(6) CAPITAL SHARE TRANSACTIONS

At December 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

42  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                               YEAR ENDED                    YEAR ENDED
                                           DECEMBER 31, 2017              DECEMBER 31, 2016
     ------------------------------------------------------------------------------------------
                                         SHARES         AMOUNT         SHARES          AMOUNT
                                        -------------------------------------------------------
    FUND SHARES:
    Shares sold                          10,099       $ 100,885        10,441         $ 104,079
    Shares issued from reinvested
      dividends                             565           5,650           502             5,002
    Shares redeemed                     (14,810)       (147,926)      (16,607)         (165,528)
                                        -------------------------------------------------------
    Net decrease from capital
      share transactions                 (4,146)      $ (41,391)       (5,664)        $ (56,447)
                                        =======================================================

    INSTITUTIONAL SHARES:
    Shares sold                           1,082       $  10,805         1,069         $  10,671
    Shares issued from reinvested
       dividends                              8              82            25               249
    Shares redeemed                      (2,251)        (22,481)       (1,478)          (14,740)
                                        -------------------------------------------------------
    Net decrease from capital
       share transactions                (1,161)      $ (11,594)         (384)        $  (3,820)
                                        =======================================================

    R6 SHARES (COMMENCED ON
    MARCH 1, 2017):
    Shares sold                             511       $   5,098             -         $       -
    Shares issued from reinvested
      dividends                               -*              1             -                 -
    Shares redeemed                           -*             (1)            -                 -
                                        -------------------------------------------------------
    Net increase from capital
      share transactions                    511       $   5,098             -         $       -
                                        =======================================================

    *Represents less than 500 shares.

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended December 31, 2017, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Ultra Short Obligations Funds Index. The Lipper Ultra Short Obligations Funds Index, which measures the performance of funds tracked by Lipper that invest at least 65% of their assets in investment-grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

    The performance period for each class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on March 1, 2017, and includes the performance of the Fund Shares for periods prior to March 1, 2017. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                  ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                               (IN BASIS POINTS)(1)
    -------------------------------------------------------------------------
    +/- 20 to 50                                       +/- 4
    +/- 51 to 100                                      +/- 5
    +/- 101 and greater                                +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

================================================================================

44  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Ultra Short Obligations Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended December 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $888,000, which included a less than 0.01% performance adjustment for the R6 Shares of less than $500. For the year ended December 31, 2017, the Fund Shares and Institutional Shares did not incur any performance adjustment.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, 0.10% of average net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the year ended December 31, 2017 (and for the period from March 1, 2017 to December 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $538,000, $7,000, and $2,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2017, the Fund reimbursed the Manager $6,000 for these compliance and legal services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through April 30, 2018, to limit the total annual operating expenses of the Institutional Shares and R6 Shares to 0.55% and 0.39%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Institutional Shares and R6 Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through April 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2017, (and for the period from March 1, 2017 to December 31, 2017, for the R6 Shares), the Fund incurred reimbursable expenses from the Manager for the Institutional Shares and R6 Shares of $7,000 and $28,000, respectively, of which $13,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out of pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. Transfer agent's fees for R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2017 (and for the period from March 1, 2017 to December 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $330,000, $7,000, and less than $500, respectively. During the year ended December 31, 2017, SAS reimbursed the Institutional Shares less than $500 for corrections in fees paid for the administration and servicing of certain accounts. Additionally, the Fund Shares recorded a receivable of $7,000 for SAS adjustments to income distribution payable.

================================================================================

46  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At December 31, 2017, USAA and its affiliates owned 501,000 R6 Shares, which represents 98.1% of the R6 Shares outstanding, and 1.5% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for new forms N-PORT and N-CEN is June 1, 2018 (with filing of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

Form N-PORT beginning April 30, 2019), with other staggered compliance dates extending through April 30, 2019. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

(10) NEW ACCOUNTING PRONOUNCEMENT

In March 2017, The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of purchased callable debt securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statement disclosures.

================================================================================

48  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

(11) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------------------------------
                                    2017              2016             2015              2014            2013
                                -----------------------------------------------------------------------------
Net asset value at
 beginning of period            $   9.98          $   9.94         $  10.07          $  10.10        $  10.12
                                -----------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income               .16               .13              .13               .13             .14
 Net realized and
  unrealized gain (loss)            (.01)              .04             (.13)             (.02)           (.01)
                                -----------------------------------------------------------------------------
Total from investment
 operations                          .15               .17             (.00)(a)           .11             .13
                                -----------------------------------------------------------------------------
Less distributions from:
 Net investment income              (.16)             (.13)            (.13)             (.13)           (.14)
 Realized capital gains                -              (.00)(a)         (.00)(a)          (.01)           (.01)
                                -----------------------------------------------------------------------------
Total distributions                 (.16)             (.13)            (.13)             (.14)           (.15)
                                -----------------------------------------------------------------------------
Net asset value at
 end of period                  $   9.97          $   9.98         $   9.94          $  10.07        $  10.10
                                =============================================================================
Total return (%)*                   1.51              1.73              .01              1.05            1.22
Net assets at end
 of period (000)                $330,442          $372,155         $426,994          $470,933        $492,875
Ratios to average
 net assets:**
 Expenses (%)(b)                     .58               .61              .59               .58             .58
 Net investment income (%)          1.60              1.30             1.28              1.27            1.34
Portfolio turnover (%)                58(c)             28               20                31              39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were $358,787,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       -                 -                -                 -            (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Reflects increased trading activity due to large shareholder redemptions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                                           PERIOD ENDED
                                                          YEAR ENDED DECEMBER 31,                          DECEMBER 31,
                                       --------------------------------------------------------------------------------
                                         2017              2016             2015              2014              2013***
                                       --------------------------------------------------------------------------------
Net asset value at
 beginning of period                   $ 9.98           $ 9.94           $ 10.07           $ 10.10           $ 10.08
                                       -----------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                    .15              .13               .13               .13               .06
 Net realized and unrealized
  gain (loss)                            (.01)             .04              (.13)             (.02)              .03
                                       -----------------------------------------------------------------------------
Total from investment
 operations                               .14              .17               .00(a)            .11               .09
                                       -----------------------------------------------------------------------------
Less distributions from:
 Net investment income                   (.15)            (.13)             (.13)             (.13)             (.06)
 Realized capital gains                     -             (.00)(a)          (.00)(a)          (.01)             (.01)
                                       -----------------------------------------------------------------------------
Total distributions                      (.15)            (.13)             (.13)             (.14)             (.07)
                                       -----------------------------------------------------------------------------
Net asset value at end of period       $ 9.97           $  9.98          $  9.94           $ 10.07           $ 10.10
                                       =============================================================================
Total return (%)*                        1.44              1.69              .04              1.10               .81
Net assets at end of period (000)      $7,115           $18,710          $22,454           $69,297           $53,457
Ratios to average net assets:**
 Expenses (%)(c)                          .64(d)            .66              .57               .53               .56(b)
 Expenses, excluding
  reimbursements (%)(c)                   .75               .66              .57               .53               .56(b)
 Net investment income (%)               1.51              1.25             1.32              1.33              1.19(b)
Portfolio turnover (%)                     58(e)             28               20                31                39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were $6,571,000.
*** Institutional Shares commenced operations on July 12, 2013.
(a) Represents less than $0.01 per share.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                            -                 -                -                 -              (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Effective May, 1, 2017, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.55% of the Institutional
    Shares' average net assets.
(e) Reflects increased trading activity due to large shareholder redemptions.

================================================================================

50  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) - R6 SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                                        PERIOD ENDED
                                                                                        DECEMBER 31,
                                                                                        ------------
                                                                                             2017***
                                                                                        ------------
Net asset value at beginning of period                                                     $ 9.98
                                                                                           ------
Income (loss) from investment operations:
 Net investment income                                                                        .15
 Net realized and unrealized loss                                                            (.01)
                                                                                           ------
Total from investment operations                                                              .14
                                                                                           ------
Less distributions from:
 Net investment income                                                                       (.15)
                                                                                           ------
Net asset value at end of period                                                           $ 9.97
                                                                                           ======
Total return (%)*                                                                            1.42
Net assets at end of period (000)                                                          $5,091
Ratios to average net assets:**
 Expenses (%)(a)                                                                              .39
 Expenses, excluding reimbursements (%)(a)                                                   1.05
 Net investment income (%)(a)                                                                1.81
Portfolio turnover (%)                                                                         58

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were $5,067,000.
*** R6 Shares commenced operations on March 1, 2017.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

EXPENSE EXAMPLE

December 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2017, through December 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

52  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                            BEGINNING             ENDING               DURING PERIOD*
                                          ACCOUNT VALUE        ACCOUNT VALUE            JULY 1, 2017 -
                                           JULY 1, 2017      DECEMBER 31, 2017        DECEMBER 31, 2017
                                          -------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00              $1,006.50                 $2.88

Hypothetical
 (5% return before expenses)               1,000.00               1,022.33                  2.91

INSTITUTIONAL SHARES
Actual                                     1,000.00               1,006.60                  2.78

Hypothetical
 (5% return before expenses)               1,000.00               1,022.43                  2.80

R6 SHARES
Actual                                     1,000.00               1,007.40                  1.97

Hypothetical
 (5% return before expenses)               1,000.00               1,023.24                  1.99

*Expenses are equal to the annualized expense ratio of 0.57% for Fund Shares, 0.55% for Institutional Shares, and 0.39% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.65% for Fund Shares, 0.66% for Institutional Shares, and 0.74% for R6 Shares for the six-month period of July 1, 2017, through December 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

54  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

56  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Executive Director/Attorney, FASG General Counsel, USAA (2013-present); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

================================================================================

60  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

62  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   94420-0218                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA EXTENDED MARKET INDEX FUND]

 ==============================================================

         ANNUAL REPORT
         USAA EXTENDED MARKET INDEX FUND
         DECEMBER 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"ONE WAY TO ENSURE THAT YOU ARE DOING THE
MOST WITH WHAT YOU HAVE IS TO INVEST A SET          [PHOTO OF BROOKS ENGLEHARDT]
AMOUNT EACH MONTH, A TACTIC KNOWN AS
DOLLAR-COST AVERAGING."

--------------------------------------------------------------------------------

FEBRUARY 2018

The reporting period ended December 31, 2017, was remarkable, as stock prices went up and bonds did well. From the results, you'd never know how many worries investors had to overcome during the reporting period. Among geopolitical disruptions, natural disasters, political gridlock over U.S. fiscal policy, and the speed and scope of the Federal Reserve (Fed) interest rate increases--there was plenty to be concerned about, but investors generally maintained composure and with it, their appetite for risk.

In 2017, stocks experienced one of their best years in recent memory, strengthened by synchronized global economic growth and supportive inflation. Emerging markets stocks were the standout performers, followed by developed markets stocks and U.S. stocks--all of which generated double-digit gains. Better-than-expected corporate earnings also supported the rally in global stocks. Looking ahead, we believe stock prices could continue to rise, though 2018's returns may not be as stellar as those in 2017. In the United States, the new federal tax law, which became effective in January 2018, lowers the corporate tax rate from 35% to 21% and could increase companies' cash flows as well as their bottom lines. That said, some of the potential appreciation may already have occurred during December 2017. Meanwhile, emerging markets and developed markets stocks are generally inexpensive when compared to U.S. stocks, and therefore may offer an appealing long-term investment opportunity.

As for the bond markets, they were dominated during the reporting period by investor expectations about the Fed's monetary policy. In 2017, Fed policymakers followed through on their plan to increase short-term interest rates three times, raising the federal funds target rate in March, June, and December of 2017 to a range of between 1.25% and 1.50% by the end of the year. The Fed also said three interest rate increases are anticipated for 2018, as long as the U.S. economy continued to perform as it expected. In this gradually rising interest rate environment, we believe short-term bonds may

================================================================================

================================================================================

be attractive, as they offer an opportunity to earn incremental income with less exposure to declining bond prices. (Bond prices and interest rates move in opposite directions.) Long-term interest rates fell during the reporting period as strong investor demand pushed up stock prices; remember, the market, not the Fed, sets long-term interest rates. As a result, the 30-year U.S. Treasury was one of the best-performing fixed income assets of 2017. At the same time, credit spreads narrowed. Credit spreads are the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. With global interest rates near historic lows, investors were willing to take on more risk for the incrementally larger yields available in the corporate bond market. At USAA Investments, we think ongoing economic growth and solid corporate earnings could continue supporting investment-grade and high-yield corporate bonds during 2018.

No one can predict the movements of the financial markets. Investors were able to shrug off their worries during 2017, but many of the same concerns remain in 2018. At the December 2017 policy meeting, Fed officials discussed whether tax cuts might require them to raise short-term interest rates faster than anticipated, raising the concern of an "interest-rate shock." An interest-rate shock occurs when interest rates suddenly change. Should the Fed be too aggressive with interest-rate policy, it might dampen U.S. economic growth. Due to an unknown future, we believe it is important for investors to maintain diversified portfolios that are based on their individual goals, time horizon, and risk tolerance. The first months of a new year can be an appropriate time to look at your overall financial situation. One way to ensure that you are doing the most with what you have is to invest a set amount each month, a tactic known as dollar-cost averaging. At USAA Investments, we are committed to helping you meet your financial objectives.

From all of us here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                  1

MANAGERS' COMMENTARY ON THE FUND                                                2

INVESTMENT OVERVIEW                                                             4

FINANCIAL INFORMATION

 USAA EXTENDED MARKET INDEX FUND:

   Distributions to Shareholders                                                8

   Report of Independent Registered
     Public Accounting Firm                                                     9

   Financial Statements                                                        10

   Financial Highlights                                                        13

   Notes to Financial Statements                                               14

EXPENSE EXAMPLE                                                                21

TRUSTEES' AND OFFICERS' INFORMATION                                            23

 MASTER EXTENDED MARKET INDEX SERIES:

   Report of Independent Registered
     Public Accounting Firm                                                    33

   Schedule of Investments                                                     38

   Financial Statements                                                        85

   Financial Highlights                                                        88

   Notes to Financial Statements                                               89

OFFICERS' AND DIRECTORS' INFORMATION                                          106

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA EXTENDED MARKET INDEX FUND (THE FUND) SEEKS TO MATCH, BEFORE FEES AND EXPENSES, THE PERFORMANCE OF THE U.S. STOCKS NOT INCLUDED IN THE S&P 500(R) INDEX AS REPRESENTED BY THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX(SMI). THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX MEASURES THE PERFORMANCE OF ALL SMALL- AND MID-CAP STOCKS AS MEASURED BY THE DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) LESS THE STOCKS IN THE S&P 500 INDEX.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest all its investable assets in the Master Extended Market Index Series of the Quantitative Master Series LLC (Extended Market Portfolio), which is a separate registered mutual fund advised by BlackRock Advisors, LLC (BlackRock), with a substantially similar investment objective as the Fund. Therefore, you have an indirect interest in the Extended Market Portfolio's underlying securities, and the investment characteristics of the Fund will correspond directly to those of the Extended Market Portfolio. This type of arrangement is commonly referred to as a master-feeder structure.

The Extended Market Portfolio seeks to track, before fees and expenses, the performance of the Dow Jones U.S. Completion Total Stock Market Index as closely as possible. Normally, at least 80% of its assets will be invested in securities or other financial instruments of companies that are components of, or have economic characteristics similar to, the securities included in the Dow Jones U.S. Completion Total Stock Market Index.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

BlackRock Advisors, LLC

    ALAN MASON                                    CREIGHTON JUE, CFA
    GREG SAVAGE, CFA                              JENNIFER HSUI, CFA
    RACHEL M. AGUIRRE

--------------------------------------------------------------------------------

o   HOW DID THE USAA EXTENDED MARKET INDEX FUND (THE FUND) PERFORM?

    For the reporting period ended December 31, 2017, the Fund had a total return of 17.72%, while the benchmark Dow Jones U.S. Completion Total Stock Market Index(SM) (the Benchmark Index) returned 18.20%.

o   DESCRIBE THE MARKET ENVIRONMENT.

    The U.S. economy demonstrated strength throughout the reporting period. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included a nominal third quarter GDP which surged 4.1%, real GDP which increased 2.3%, and broad aggregate S&P 500 earnings growth of 6.6% in 2017. This optimism was expressed throughout many soft indicators. For example, both the University of Michigan Consumer Sentiment Survey and the National Federation of Independent Business Small Business Optimism Index reached 13-year highs during the reporting period.

    On the policy front, investors balanced the normalization of accommodative monetary policy with expectations of expansionary fiscal policy. The Federal Reserve's decision to increase interest rates in

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to page 5 for benchmark definition.

================================================================================

2  | USAA EXTENDED MARKET INDEX FUND

================================================================================

    December 2017 pushed shorter-dated U.S. Treasury yields higher in the last quarter of 2017. In fiscal policy, President Trump signed into law the largest tax-overhaul plan since 1986 on December 22, 2017. Although the legislation is forecasted by the Joint Committee on Taxation to raise the federal deficit by $1.5 trillion over the next ten years, U.S. ten-year Treasury yields remained relatively low throughout the last quarter of 2017, with the ten-year U.S. Treasury yield ending the year at 2.4%, 0.05% lower than at the start of 2017.


o   DESCRIBE THE PORTFOLIO POSITIONING AT PERIOD END.

    During the reporting period, as changes were made to the composition of the Benchmark Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the Benchmark Index.


o   DESCRIBE THE PORTFOLIO POSITIONING AT PERIOD END.

    The Series remains positioned to attempt to match the risk characteristics of the Benchmark Index, irrespective of the market's future direction.

    The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

    INVESTING INVOLVES RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. INTERNATIONAL INVESTING INVOLVES RISKS, INCLUDING RISKS RELATED TO FOREIGN CURRENCY, LIMITED LIQUIDITY, LESS GOVERNMENT REGULATION, AND THE POSSIBILITY OF SUBSTANTIAL VOLATILITY DUE TO ADVERSE POLITICAL, ECONOMIC OR OTHER DEVELOPMENTS.

    THIS MATERIAL IS NOT INTENDED TO BE RELIED UPON AS A FORECAST, RESEARCH OR INVESTMENT ADVICE, AND IS NOT A RECOMMENDATION, OFFER OR SOLICITATION TO BUY OR SELL ANY SECURITIES OR TO ADOPT ANY INVESTMENT STRATEGY. THE OPINIONS EXPRESSED ARE AS OF DECEMBER 31, 2017, AND MAY CHANGE AS SUBSEQUENT CONDITIONS VARY. THE INFORMATION AND OPINIONS CONTAINED IN THIS MATERIAL ARE DERIVED FROM PROPRIETARY AND NON-PROPRIETARY SOURCES DEEMED BY BLACKROCK TO BE RELIABLE, ARE NOT NECESSARILY ALL-INCLUSIVE AND ARE NOT GUARANTEED AS TO ACCURACY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS. ANY INVESTMENTS NAMED WITHIN THIS MATERIAL MAY NOT NECESSARILY BE HELD IN ANY ACCOUNTS MANAGED BY BLACKROCK. RELIANCE UPON INFORMATION IN THIS MATERIAL IS AT THE SOLE DISCRETION OF THE READER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INDEX PERFORMANCE IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

    PREPARED BY BLACKROCK INVESTMENTS, LLC, MEMBER FINRA.

    (C)2018 BLACKROCK, INC. ALL RIGHTS RESERVED.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA EXTENDED MARKET INDEX FUND (THE FUND)
(Ticker Symbol: USMIX)

--------------------------------------------------------------------------------
                                        12/31/17                     12/31/16
--------------------------------------------------------------------------------
Net Assets                           $765.2 Million               $671.7 Million
Net Asset Value Per Share               $18.98                       $17.34

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17
--------------------------------------------------------------------------------
    1 YEAR                             5 YEARS                      10 YEARS
    17.72%                             13.99%                         8.68%

--------------------------------------------------------------------------------
                       EXPENSE RATIO AS OF 12/31/16*
--------------------------------------------------------------------------------
                                   0.48%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including the Fund's share of the allocated expenses of the Master Extended Market Index Series, as reported in the Fund's prospectus dated May 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA EXTENDED MARKET INDEX FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                    DOW JONES
                                 U.S. COMPLETION                         USAA
                                   TOTAL STOCK                      EXTENDED MARKET
                                  MARKET INDEX*                       INDEX FUND
12/31/2007                         $10,000.00                         $10,000.00
 1/31/2008                           9,380.43                           9,347.00
 2/29/2008                           9,184.78                           9,157.00
 3/31/2008                           9,021.74                           8,974.00
 4/30/2008                           9,510.87                           9,468.00
 5/31/2008                           9,956.52                           9,894.00
 6/30/2008                           9,217.39                           9,149.00
 7/31/2008                           9,130.43                           9,058.00
 8/31/2008                           9,304.35                           9,240.00
 9/30/2008                           8,293.48                           8,245.00
10/31/2008                           6,586.96                           6,543.00
11/30/2008                           5,836.96                           5,798.00
12/31/2008                           6,096.85                           6,065.00
 1/31/2009                           5,641.30                           5,598.00
 2/28/2009                           5,086.96                           5,050.00
 3/31/2009                           5,532.61                           5,485.00
 4/30/2009                           6,358.70                           6,307.00
 5/31/2009                           6,619.57                           6,565.00
 6/30/2009                           6,673.91                           6,613.00
 7/31/2009                           7,282.61                           7,209.00
 8/31/2009                           7,554.35                           7,483.00
 9/30/2009                           7,989.13                           7,910.00
10/31/2009                           7,554.35                           7,467.00
11/30/2009                           7,858.70                           7,765.00
12/31/2009                           8,380.43                           8,271.00
 1/31/2010                           8,173.91                           8,069.00
 2/28/2010                           8,576.09                           8,457.00
 3/31/2010                           9,206.52                           9,073.00
 4/30/2010                           9,641.30                           9,503.00
 5/31/2010                           8,913.04                           8,790.00
 6/30/2010                           8,293.48                           8,182.00
 7/31/2010                           8,869.57                           8,741.00
 8/31/2010                           8,380.43                           8,247.00
 9/30/2010                           9,326.09                           9,187.00
10/31/2010                           9,750.00                           9,592.00
11/30/2010                          10,043.48                           9,867.00
12/31/2010                          10,776.85                          10,596.00
 1/31/2011                          10,913.04                          10,722.00
 2/28/2011                          11,402.17                          11,200.00
 3/31/2011                          11,630.43                          11,427.00
 4/30/2011                          11,978.26                          11,754.00
 5/31/2011                          11,826.09                          11,603.00
 6/30/2011                          11,543.48                          11,326.00
 7/31/2011                          11,173.91                          10,965.00
 8/31/2011                          10,260.87                          10,068.00
 9/30/2011                           9,152.17                           8,985.00
10/31/2011                          10,434.78                          10,244.00
11/30/2011                          10,380.43                          10,177.00
12/31/2011                          10,369.57                          10,169.00
 1/31/2012                          11,152.17                          10,932.00
 2/29/2012                          11,608.70                          11,362.00
 3/31/2012                          11,869.57                          11,617.00
 4/30/2012                          11,782.61                          11,529.00
 5/31/2012                          10,956.52                          10,722.00
 6/30/2012                          11,304.35                          11,055.00
 7/31/2012                          11,228.26                          10,976.00
 8/31/2012                          11,619.57                          11,353.00
 9/30/2012                          11,902.17                          11,625.00
10/31/2012                          11,739.13                          11,467.00
11/30/2012                          11,913.04                          11,643.00
12/31/2012                          12,227.50                          11,945.00
 1/31/2013                          13,076.09                          12,769.00
 2/28/2013                          13,206.52                          12,886.00
 3/31/2013                          13,826.09                          13,486.00
 4/30/2013                          13,913.59                          13,567.00
 5/31/2013                          14,284.57                          13,917.00
 6/30/2013                          14,144.13                          13,773.00
 7/31/2013                          15,104.46                          14,696.00
 8/31/2013                          14,689.57                          14,284.00
 9/30/2013                          15,552.17                          15,117.00
10/31/2013                          16,003.04                          15,556.00
11/30/2013                          16,386.63                          15,933.00
12/31/2013                          16,880.11                          16,396.00
 1/31/2014                          16,575.22                          16,070.00
 2/28/2014                          17,482.61                          16,944.00
 3/31/2014                          17,356.30                          16,823.00
 4/30/2014                          16,909.67                          16,405.00
 5/31/2014                          17,164.57                          16,647.00
 6/30/2014                          17,927.28                          17,372.00
 7/31/2014                          17,131.41                          16,600.00
 8/31/2014                          17,979.89                          17,419.00
 9/30/2014                          17,067.39                          16,517.00
10/31/2014                          17,756.96                          17,186.00
11/30/2014                          17,992.93                          17,409.00
12/31/2014                          18,168.04                          17,573.00
 1/31/2015                          17,823.80                          17,232.00
 2/28/2015                          18,898.70                          18,266.00
 3/31/2015                          19,131.74                          18,480.00
 4/30/2015                          18,835.76                          18,188.00
 5/31/2015                          19,180.54                          18,510.00
 6/30/2015                          19,034.89                          18,373.00
 7/31/2015                          19,011.52                          18,324.00
 8/31/2015                          17,892.28                          17,252.00
 9/30/2015                          17,025.65                          16,403.00
10/31/2015                          17,962.61                          17,320.00
11/30/2015                          18,260.00                          17,603.00
12/31/2015                          17,546.85                          16,913.00
 1/31/2016                          15,996.52                          15,428.00
 2/29/2016                          16,068.59                          15,491.00
 3/31/2016                          17,382.28                          16,744.00
 4/30/2016                          17,674.46                          17,018.00
 5/31/2016                          17,989.35                          17,324.00
 6/30/2016                          17,962.83                          17,281.00
 7/31/2016                          18,928.58                          18,208.00
 8/31/2016                          19,072.98                          18,345.00
 9/30/2016                          19,243.45                          18,503.00
10/31/2016                          18,501.23                          17,787.00
11/30/2016                          19,950.04                          19,188.00
12/31/2016                          20,309.92                          19,530.00
 1/31/2017                          20,745.80                          19,936.00
 2/28/2017                          21,254.48                          20,420.00
 3/31/2017                          21,240.26                          20,398.00
 4/30/2017                          21,475.74                          20,623.00
 5/31/2017                          21,308.81                          20,465.00
 6/30/2017                          21,801.55                          20,927.00
 7/31/2017                          22,044.27                          21,152.00
 8/31/2017                          21,954.77                          21,062.00
 9/30/2017                          22,881.71                          21,952.00
10/31/2017                          23,202.63                          22,256.00
11/30/2017                          23,866.92                          22,887.00
12/31/2017                          23,990.34                          22,991.00

                                 [END OF CHART]

                         Data from 12/31/07 to 12/31/17.

The graph illustrates how a $10,000 hypothetical investment in the USAA Extended Market Index Fund closely tracks the Dow Jones U.S. Completion Total Stock Market Index, which is a market-capitalization-weighted index of more than 3,000 U.S. equity securities. It includes all the stocks in the Dow Jones U.S. Total Stock Market Index except for stocks included in the S&P 500 Index.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The Dow Jones U.S. Completion Total Stock Market Index is a subset of the Dow Jones U.S. Total Stock Market Index that excludes components of the S&P 500 Index. The Dow Jones U.S. Total Stock Market Index is an all-inclusive measure composed of all U.S. equity securities with readily available prices. This broad index is divided according to stock-size segment, style, and sector to create distinct sub-indexes that track every major segment of the market.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

Dow Jones U.S. Completion Total Stock Market Index is a service mark of Dow Jones & Company, Inc. Dow Jones does not have any relationship to the Fund other than the licensing and sublicensing of the Dow Jones U.S. Completion Total Stock Market Index and its service marks for use in connection with the Fund.
o Dow Jones does not sponsor, endorse, sell, or promote the Fund; recommend that any person invest in the Fund or any other securities; have any responsibility or liability for or make any decisions about the timing, amount, or pricing of the Fund; have any responsibility or liability for the administration, management, or marketing of the Fund; consider the needs of the Fund or the owners of the Fund in determining, composing, or calculating the Dow Jones U.S. Completion Total Stock Market Index, or have any obligation to do so.

Dow Jones will have no liability in connection with the Fund. Specifically, Dow Jones makes no warranty, express or implied, and Dow Jones disclaims any warranty about: the results to be obtained by the Fund, the owner of the Fund, or any other person in connection with the use of the Dow Jones U.S. Completion Total Stock Market Index and the data included in the Dow Jones U.S. Completion Total Stock Market Index; the accuracy or completeness of the Dow Jones U.S. Completion Total Stock Market Index and any related data; the merchantability and the fitness for a particular purpose or use of the Dow Jones U.S. Completion Total Stock Market Index and/or its related data; Dow Jones will have no liability for any errors, omissions, or interruptions in the Dow Jones U.S. Completion Total Stock Market Index or related data; under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special, or consequential damages or losses, even if Dow Jones knows that they might occur.
o The licensing agreement between BlackRock Advisors, LLC (or its predecessor), and Dow Jones, and the sublicensing agreement between the Fund and BlackRock Advisors, LLC (or its predecessor), are solely for the benefit of the parties to these agreements and not for the benefit of the owners of the USAA Extended Market Index Fund or any other third parties.

================================================================================

6  | USAA EXTENDED MARKET INDEX FUND

================================================================================



                         o TOP 10 HOLDINGS - 12/31/17 o
                               (% of Net Assets)*

Tesla Inc. ..............................................................  0.8%
Las Vegas Sands Corp. ...................................................  0.5%
ServiceNow, Inc. ........................................................  0.4%
Liberty Global PLC, Class C .............................................  0.4%
T-Mobile U.S., Inc. .....................................................  0.4%
FleetCor Technologies, Inc. .............................................  0.4%
Dell Technologies, Inc., Class V ........................................  0.3%
Markel Corp. ............................................................  0.3%
BioMarin Pharmaceutical, Inc. ...........................................  0.3%
Twitter, Inc ............................................................  0.3%

                     o TOP 10 INDUSTRY SECTORS - 12/31/17 o
                               (% of Net Assets)*

Software & Computer Services ............................................  8.3%
Real Estate Investment Trusts (REITS) ...................................  7.9%
Banks ...................................................................  7.6%
Pharmaceuticals & Biotechnology .........................................  6.0%
Financial Services ......................................................  4.4%
Technology Hardware & Equipment .........................................  4.2%
Travel & Leisure ........................................................  4.1%
General Retailers .......................................................  4.1%
Health Care Equipment & Services ........................................  4.0%
Support Services ........................................................  4.0%

*Percentages are of the net assets of the Master Extended Market Index Series (the Series), not the net assets of the Fund.

You will find a complete list of securities that the Series owns on pages 38-84.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

The following federal tax information related to the Fund's fiscal year ended December 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2017:

             DIVIDEND RECEIVED       QUALIFIED DIVIDEND      LONG-TERM
            DEDUCTION (CORPORATE   INCOME (NON-CORPORATE   CAPITAL GAIN       QUALIFIED INTEREST
              SHAREHOLDERS)(1)        SHAREHOLDERS)(1)    DISTRIBUTIONS(2)          INCOME
            ------------------------------------------------------------------------------------
                 61.56%                 65.38%              $44,076,959            $67,027
            ------------------------------------------------------------------------------------


(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

================================================================================

8  | USAA EXTENDED MARKET INDEX FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA EXTENDED MARKET INDEX FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Extended Market Index Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of USAA Extended Market Index Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the Master Extended Market Index Series. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
February 28, 2018

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investment in Master Extended Market Index Series, at fair value                   $765,314,238
   Receivables:
       Capital shares sold                                                                 452,544
                                                                                      ------------
          Total assets                                                                 765,766,782
                                                                                      ------------
LIABILITIES
   Payables:
      Capital shares redeemed                                                              452,544
   Accrued transfer agent's fees                                                            22,927
   Other accrued expenses and payables                                                      80,263
                                                                                      ------------
          Total liabilities                                                                555,734
                                                                                      ------------
              Net assets applicable to capital shares outstanding                     $765,211,048
                                                                                      ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                                     $515,308,941
  Accumulated undistributed net investment income                                          859,634
  Accumulated net realized loss on investments and futures transactions                 (3,279,448)
  Net unrealized appreciation of investments and futures contracts                     252,321,923
  Net unrealized depreciation of foreign currency translations                                  (2)
                                                                                      ------------
              Net assets applicable to capital shares outstanding                     $765,211,048
                                                                                      ============
     Capital shares outstanding, no par value                                           40,310,029
                                                                                      ============
     Net asset value, redemption price, and offering price per share                  $      18.98
                                                                                      ============

See accompanying notes to financial statements and accompanying financial statements of the Master Extended Market Index Series (the Series) attached.

================================================================================

10  | USAA EXTENDED MARKET INDEX FUND

================================================================================

STATEMENT OF OPERATIONS

Year ended December 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Allocated from Master Extended Market Index Series:
   Dividends - unaffiliated                                                                $  9,048,830
   Foreign taxes withheld                                                                        (7,229)
   Securities lending - affiliated                                                              601,915
   Dividends - affiliated                                                                       131,863
                                                                                           ------------
       Total income                                                                           9,775,379
           Expenses (Note 4D)                                                                  (329,505)
                                                                                           ------------
   Net allocated investment income                                                            9,445,874
                                                                                           ------------
FUND EXPENSES
   Administration and servicing fees                                                          1,792,398
   Transfer agent's fees                                                                        716,385
   Custody and accounting fees                                                                    9,289
   Postage                                                                                       48,663
   Shareholder reporting fees                                                                    38,732
   Trustees' fees                                                                                33,000
   Registration fees                                                                             31,590
   Professional fees                                                                            117,000
   Other                                                                                         19,000
                                                                                           ------------
       Total Fund expenses                                                                    2,806,057
                                                                                           ------------
NET INVESTMENT INCOME                                                                         6,639,817
                                                                                           ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
FOREIGN CURRENCY AND FUTURES CONTRACTS ALLOCATED
FROM MASTER EXTENDED MARKET INDEX SERIES
   Net realized gain on:
       Investment transactions                                                               39,632,273
       Futures transactions                                                                   1,314,290
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                           69,651,238
       Foreign currency translations                                                                  1
       Futures contracts                                                                        154,589
                                                                                           ------------
           Net allocated realized and unrealized gain                                       110,752,391
                                                                                           ------------
   Increase in net assets resulting from operations                                        $117,392,208
                                                                                           ============

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

                                                      FINANCIAL STATEMENTS |  11

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Years ended December 31,

---------------------------------------------------------------------------------------------------------
                                                                                 2017                2016
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $  6,639,817        $  6,971,514
   Net realized gain on investments                                        39,632,273          36,304,400
   Net realized gain on futures transactions                                1,314,290           1,795,909
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                         69,651,238          45,209,562
       Foreign currency translations                                                1                  (2)
       Futures contracts                                                      154,589              (6,022)
                                                                         --------------------------------
       Increase in net assets resulting
            from operations                                               117,392,208          90,275,361
                                                                         --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                   (7,270,213)         (6,914,487)
   Net realized gains                                                     (46,582,170)        (37,885,526)
                                                                         --------------------------------
       Distributions to shareholders                                      (53,852,383)        (44,800,013)
                                                                         --------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                               66,396,298          55,282,842
   Reinvested dividends                                                    52,983,264          44,168,297
   Cost of shares redeemed                                                (89,411,665)        (92,847,593)
                                                                         --------------------------------
       Increase in net assets from capital
            share transactions                                             29,967,897           6,603,546
                                                                         --------------------------------
    Net increase in net assets                                             93,507,722          52,078,894
NET ASSETS
   Beginning of year                                                      671,703,326         619,624,432
                                                                         --------------------------------
   End of year                                                           $765,211,048        $671,703,326
                                                                         ================================
Accumulated undistributed net investment income:
   End of year                                                           $    859,634        $    833,595
                                                                         ================================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                              3,603,444           3,353,335
   Shares issued for dividends reinvested                                   2,792,892           2,483,563
   Shares redeemed                                                         (4,822,841)         (5,690,503)
                                                                         --------------------------------
       Increase in shares outstanding                                       1,573,495             146,395
                                                                         ================================

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

12  | USAA EXTENDED MARKET INDEX FUND

================================================================================

FINANCIAL HIGHLIGHTS

Contained below are selected ratios and supplemental data for the periods indicated for the USAA Extended Market Index Fund.

                                                               YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------
                                         2017            2016            2015            2014            2013
                                     ------------------------------------------------------------------------
Net asset value at
 beginning of period                 $  17.34        $  16.06        $  18.02        $  17.63        $  13.33
                                     ------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                    .18             .18             .14             .16             .13
 Net realized and unrealized
   gain (loss) on investments
   and futures transactions              2.88            2.33            (.81)           1.09            4.82
                                     ------------------------------------------------------------------------
Total from investment
 operations                              3.06            2.51            (.67)           1.25            4.95
                                     ------------------------------------------------------------------------
Less distributions from:
 Net investment income                   (.18)           (.18)           (.15)           (.16)           (.13)
 Realized capital gains                 (1.24)          (1.05)          (1.14)           (.70)           (.52)
                                     ------------------------------------------------------------------------
Total distributions                     (1.42)          (1.23)          (1.29)           (.86)           (.65)
                                     ------------------------------------------------------------------------
Net asset value at
 end of period                       $  18.98        $  17.34        $  16.06        $  18.02         $ 17.63
                                     ========================================================================
Total return (%)*                       17.72           15.48           (3.76)           7.18           37.26
Net assets at end
 of period (000)                     $765,211        $671,703        $619,624        $660,930        $615,739
Ratios to average net assets:**
 Expenses, including expenses
  of the Master Extended
  Market Index Series (%)(a)              .44             .48             .48(b)          .48             .50
 Expenses before reimbursements,
  including expenses of the
  Master Extended Market
  Index Series (%)(a)                     .44             .48             .48             .48             .51
 Net investment income (%)                .93            1.14             .86             .94             .89
Portfolio turnover (%)***                  11              13              14              10              18

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2017, average net assets were $716,917,349.
*** Represents the portfolio turnover of the Master Extended Market Index Series
    (the Series).
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                            -               -               -               -            (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.50% of the Fund's average net assets.

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  13

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Extended Market Index Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's primary investment objective is to seek to match, before fees and expenses, the performance of the U.S. stocks not included in the S&P 500 Index as represented by the Dow Jones U.S. Completion Total Stock Market Index.

USAA Asset Management Company (the Manager), an affiliate of the Fund, attempts to achieve this objective by investing all of the Fund's investable assets in the Master Extended Market Index Series (the Series) of the Quantitative Master Series LLC (Master LLC), which is a separate open-end investment management company advised by BlackRock Advisors, LLC (BlackRock), with a substantially similar investment objective. At December 31, 2017, the Fund's investment was 99.9% of the Series.

The financial statements of the Series, including the Schedule of Investments, are contained later in this report and should be read in conjunction with the Fund's financial statements. See Table of Contents for location.

A. VALUATION OF INVESTMENTS - The Fund records its investment in the Series at fair value, which reflects its proportionate interest in the net assets of the Series. Valuation of the securities held by the Series is discussed in
    Note 3 of the Series' Notes to Financial Statements included later in this report.

================================================================================

14  | USAA EXTENDED MARKET INDEX FUND

================================================================================

B. FAIR VALUE MEASUREMENTS - Refer to the Schedule of Investments of the Series for a discussion of fair value measurements and a summary of the inputs used to value the Series' assets.

C. DERIVATIVE FINANCIAL INSTRUMENTS - Refer to Note 5 in the Series' Notes to Financial Statements for a discussion of derivative financial instruments and how they are accounted for in the Series' financial statements.

D. INVESTMENT INCOME AND EXPENSES - The Fund records daily its pro rata share of the Series' income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

    expenses. For the year ended December 31, 2017, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the

================================================================================

16  | USAA EXTENDED MARKET INDEX FUND

================================================================================

committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended December 31, 2017, the Fund paid CAPCO facility fees of $5,573, which represents 0.9% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended December 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for non-REIT return of capital dividend adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $656,435. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2017, and 2016, was as follows:

                                                2017                    2016
                                            ------------------------------------
Ordinary income*                            $ 9,775,424              $ 8,093,464
Long-term realized capital gain              44,076,959               36,706,549
                                            -----------              -----------
   Total distributions paid                 $53,852,383              $44,800,013
                                            -----------              -----------

As of December 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $    943,060
Accumulated capital and other losses                                  (1,138,058)
Unrealized appreciation of investments                               250,096,893

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, partnership basis, passive foreign investment company and non-REIT return of capital dividend adjustments.

Distributions to shareholders are recorded on the ex-dividend date.

Distributions of net investment income and the Fund's pro rata share of the Series' realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2017, the Fund deferred to January 1, 2018, post October capital losses of $1,138,058.

TAX BASIS OF INVESTMENTS - The aggregate cost of investments for federal income tax purposes at December 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

                           GROSS               GROSS            NET UNREALIZED
                         UNREALIZED          UNREALIZED          APPRECIATION/
       TAX COST         APPRECIATION        DEPRECIATION        (DEPRECIATION)
--------------------------------------------------------------------------------
     $515,212,358      $344,478,676        $(94,381,783)       $250,096,893
--------------------------------------------------------------------------------

(4) TRANSACTIONS WITH MANAGER

A. ADMINISTRATION AND SERVICING FEES - The Manager provides administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.25% of the Fund's average net assets for the fiscal year. For the year ended December 31, 2017, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,792,398.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's

================================================================================

18  | USAA EXTENDED MARKET INDEX FUND

================================================================================

    Board of Trustees (the Board) has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2017, the Fund reimbursed the Manager $11,564 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

    Out of the administration and servicing fees received from the Fund, the Manager pays BlackRock up to 0.10% for subadministration services provided on the Manager's behalf. For the year ended December 31, 2017, the Manager incurred subadministration fees, paid or payable to BlackRock, of $436,644.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agency services to the Fund based on an annual charge of $23 per shareholder account, plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended December 31, 2017, the Fund incurred transfer agent's fees paid or payable to SAS, of $716,385.

C. UNDERWRITING AGREEMENT - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

D. MANAGEMENT AGREEMENT - The Manager serves as investment adviser to the Fund pursuant to a Management Agreement and is responsible for monitoring the services provided to the Series by BlackRock. While the Fund maintains its investment in the Series, the Manager receives no fee from the Fund for the monitoring service performed on its behalf.

    Additionally, the expenses allocated to the Fund from the Series included fees waived by BlackRock Advisors, LLC of $9,434 (See Series' Notes to Financials). Refer to Note 6 in the Series' Notes to Financial Statements.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for new forms N-PORT and N-CEN is June 1, 2018 (with filing of Form N-PORT beginning April 30, 2019), with other staggered compliance dates extending through April 30, 2019. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

(7) SUBSEQUENT EVENT

On September 22, 2017, the Board approved (i) the conversion of the Fund from a feeder fund investing in the Master LLC, which is a separate registered mutual fund advised by BlackRock, to a stand-alone Fund investing directly in the securities that constitute the Dow Jones U.S. Completion Total Stock Market Index(SM), and (ii) approved Mellon Capital Management Corporation as subadviser to the Fund. The conversion will be effected February 23, 2018.

================================================================================

20  | USAA EXTENDED MARKET INDEX FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including administration fees, transfer agency fees, expenses allocated to the Fund by the Master Extended Market Index Series (the Series), and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2017, through December 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account

================================================================================

                                                           EXPENSE EXAMPLE |  21

================================================================================

values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING             ENDING               DURING PERIOD*
                                         ACCOUNT VALUE        ACCOUNT VALUE            JULY 1, 2017 -
                                          JULY 1, 2017      DECEMBER 31, 2017        DECEMBER 31, 2017
                                         -------------------------------------------------------------
Actual                                     $1,000.00            $1,098.60                   $2.27
Hypothetical
 (5% return before expenses)                1,000.00             1,023.04                    2.19

*Expenses are equal to the Fund's annualized expense ratio of 0.43%, which includes expenses of the Series, and is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 9.86% for the six-month period of July 1, 2017, through December 31, 2017.

================================================================================

22  | USAA EXTENDED MARKET INDEX FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  23

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).


INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

24  | USAA EXTENDED MARKET INDEX FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  25

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

26  | USAA EXTENDED MARKET INDEX FUND

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  27

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

28  | USAA EXTENDED MARKET INDEX FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Executive Director/Attorney, FASG General Counsel, USAA (2013-present); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  29

================================================================================

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

================================================================================

30  | USAA EXTENDED MARKET INDEX FUND

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  31

================================================================================

                              Annual report of the
                       MASTER EXTENDED MARKET INDEX SERIES
                  in which the USAA EXTENDED MARKET INDEX FUND
                                     invests

================================================================================

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE INVESTORS OF MASTER EXTENDED MARKET INDEX SERIES AND THE BOARD OF DIRECTORS OF QUANTITATIVE MASTER SERIES LLC:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Extended Market Index Series of Quantitative Master Series LLC (the "Series"), as of December 31, 2017, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Series as of December 31, 2017 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on the Series' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP
Boston, Massachusetts
February 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  33

================================================================================

PORTFOLIO MANAGEMENT COMMENTARY AS OF DECEMBER 31, 2017

On February 22, 2018, the Board of Directors of Quantitative Master Series LLC (the "Master LLC") approved a proposal to close the Series to new interest holders and thereafter to liquidate the Series. The liquidation is expected to occur during the second quarter of 2018.

HOW DID THE SERIES PERFORM?

For the 12-month period ended December 31, 2017, Master Extended Market Index Series (the "Series"), a series of Quantitative Master Series LLC, returned 18.24% while the benchmark Dow Jones U.S. Completion Total Stock Market Index (the "Benchmark Index") returned 18.12%.

DESCRIBE THE MARKET ENVIRONMENT.

The reflation trade in the United States continued to gain steam in the first quarter of the year. Macro data highlighted continued economic growth and a strengthening labor market, which supported the U.S. Federal Reserve's (the "Fed") decision to increase the federal funds rate by 25 basis points (0.25%) in March, marking the second rate hike in the past six months. The Fed's summary of economic projections indicated that they will maintain a gradual pace of tightening should current economic trends continue.

Expectations of the new administration's policies also boosted market sentiment, sending several U.S. equity indices to record highs. The inauguration of President Trump in late January stoked risk-on appetite, as pledges of tax relief and increased fiscal spending were supportive of cyclical stocks. However, the final weeks of the first quarter saw some profit taking as investor optimism waned after the failed attempt to repeal the Affordable Care Act called into question whether the new administration would be able to push through further reforms in 2017. Despite these setbacks, U.S. equities in the first quarter finished strong and the 10-year Treasury yield added 31 basis points in the quarter.

In the second quarter of 2017, political risk was a headwind to U.S. equities. President Trump's firing of FBI Director James Comey on May 9 and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials was an enduring source of negative market sentiment. The largest

================================================================================

34  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

single day fall of the S&P 500(R) in the quarter came in the wake of the House Oversight Committee's request for all documents from the meetings between President Trump and Comey on May 17.

Although the Fed continued their monetary policy normalization, the yield on the 10-year U.S. Treasury compressed by nine basis points to 2.31% in the second quarter. The Fed increased the federal funds rate by 25 basis points at the June meeting, to between 1% and 1.25%, citing strength in the labor market and business spending, despite relatively weak inflation trends throughout the quarter.

Investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season in the third quarter. This backdrop pushed volatility to the lowest levels in recorded history, with the Chicago Board Options Exchange Volatility Index averaging a record low of 10.94 in the quarter.

Domestic rates moved modestly higher as investors balanced news on the monetary, fiscal, and geopolitical fronts. In the September Federal Open Market Committee ("FOMC") announcement, the committee revealed they would keep interest rates unchanged and initiate their balance sheet normalization in October. Additionally, amid short term hurricane related inflationary and economic growth pressures, the FOMC found inflation to remain somewhat below 2% in the near term, but expects it to stabilize around 2% by 2019. Real gross domestic product ("GDP") growth was revised higher for 2017, from 2.2% to 2.4%. The 10-year U.S. Treasury yield ended the third quarter 2 basis points higher, to 2.33%.

The U.S. economy continued to demonstrate strength throughout the fourth quarter. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included that nominal third quarter GDP surged 4.1% year-over-year and real GDP increased 2.3% year-over- year. This optimism was expressed throughout many soft indicators. For example, both the University of Michigan Consumer Sentiment Survey and the National Federation of Independent Business Small Business Optimism Index reached 13-year highs in the quarter.

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  35

================================================================================

DESCRIBE RECENT PORTFOLIO ACTIVITY.

During the period, as changes were made to the composition of the Benchmark Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the Benchmark Index.

DESCRIBE PORTFOLIO POSITIONING AT PERIOD END.

The Series remains positioned to match the risk characteristics of the Benchmark Index, irrespective of the market's future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

================================================================================

36  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

PORTFOLIO INFORMATION AS OF DECEMBER 31, 2017

--------------------------------------------------------------------------------
                                                                    PERCENT OF
SECTOR ALLOCATION                                                   NET ASSETS
--------------------------------------------------------------------------------
Information Technology                                                  18%
Financials                                                              17
Consumer Discretionary                                                  14
Industrials                                                             14
Health Care                                                             11
Real Estate                                                              8
Materials                                                                5
Energy                                                                   4
Utilities                                                                3
Consumer Staples                                                         3
Telecommunication Services                                               1
Short-Term Securities                                                   10
Liabilities in Excess of Other Assets                                   (8)
--------------------------------------------------------------------------------

For Series compliance purposes, the Series' sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
DERIVATIVE FINANCIAL INSTRUMENTS
--------------------------------------------------------------------------------

The Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Series' successful use of a derivative financial instrument depends on the investment adviser's ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Series can realize on an investment and/or may result in lower distributions paid to shareholders. The Series' investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  37

================================================================================

SCHEDULE OF INVESTMENTS

December 31, 2017

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
COMMON STOCKS - 98.4%

AEROSPACE & DEFENSE - 1.7%
      4,851     AAR Corp.                                                              $    190,596
     12,531     Aerojet Rocketdyne Holdings, Inc.(a)(b)                                     390,967
      3,384     Aerovironment, Inc.(a)                                                      190,045
      8,805     American Outdoor Brands Corp.(a)(b)                                         113,056
      3,613     Astronics Corp.(a)                                                          149,831
      8,193     Axon Enterprise, Inc.(a)                                                    217,115
     15,533     BWX Technologies, Inc.                                                      939,591
      2,281     CPI Aerostructures, Inc.(a)                                                  20,415
      3,758     Cubic Corp.                                                                 221,532
      6,672     Curtiss-Wright Corp.                                                        812,983
      1,874     Ducommun, Inc.(a)                                                            53,315
      2,637     Engility Holdings, Inc.(a)                                                   74,812
      4,222     Esterline Technologies Corp.(a)                                             315,383
      4,135     HEICO Corp.(b)                                                              390,137
      6,930     HEICO Corp., Class A                                                        547,817
     14,046     Hexcel Corp.                                                                868,745
      6,995     Huntington Ingalls Industries, Inc.                                       1,648,722
      4,600     Innovative Solutions & Support, Inc.(a)                                      13,524
      8,312     KLX, Inc.(a)                                                                567,294
     12,478     Kratos Defense & Security Solutions, Inc.(a)                                132,142
      3,813     Mantech International Corp., Class A                                        191,374
      4,945     Moog, Inc., Class A(a)                                                      429,473
      9,131     Orbital ATK, Inc.                                                         1,200,727
      3,670     RBC Bearings, Inc.(a)(b)                                                    463,888
     18,141     Spirit Aerosystems Holdings, Inc., Class A                                1,582,890
      2,841     Sturm Ruger & Co., Inc.                                                     158,670
      5,328     Teledyne Technologies, Inc.(a)                                              965,167
      7,487     Triumph Group, Inc.                                                         203,646
      1,288     VSE Corp.                                                                    62,378
                                                                                       ------------
                                                                                         13,116,235
                                                                                       ------------
ALTERNATIVE ENERGY - 0.1%
      3,787     Aemetis, Inc.(a)                                                              2,083
      9,084     Amyris, Inc.(a)                                                              34,065
      5,033     Enphase Energy, Inc.(a)                                                      12,129
      6,237     FuelCell Energy, Inc.(a)(b)                                                  10,603
      3,198     Green Brick Partners, Inc.(a)                                                36,137
      5,207     Green Plains, Inc.                                                           87,738
        341     MagneGas Corp.(a)                                                               109
      1,146     Ocean Power Technologies, Inc.(a)                                             1,261
     11,178     Pattern Energy Group, Inc.                                                  240,215
     38,978     Plug Power, Inc.(a)(b)                                                       91,990
      5,292     Renewable Energy Group, Inc.(a)(b)                                           62,446
        921     REX American Resources Corp.(a)                                              76,250
      5,296     SolarEdge Technologies, Inc.(a)                                             198,865
      9,200     SunPower Corp.(a)(b)                                                         77,556
      1,658     TPI Composites, Inc.(a)                                                      33,923
                                                                                       ------------
                                                                                            965,370
                                                                                       ------------
AUTOMOBILES & PARTS - 2.4%
     14,905     Adient PLC                                                                1,173,023
     20,848     Allison Transmission Holdings, Inc.                                         897,923
     13,720     American Axle & Manufacturing Holdings, Inc.(a)                             233,652
     13,503     Autoliv, Inc.                                                             1,715,961
      8,072     Cooper Tire & Rubber Co.                                                    285,345
      2,832     Cooper-Standard Holding, Inc.(a)                                            346,920

================================================================================

38  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
     21,805      Dana, Inc.                                                            $    697,978
     13,755      Delphi Technologies PLC(a)                                                 721,725
      4,690      Dorman Products, Inc.(a)(b)                                                286,747
     44,459      Gentex Corp.                                                               931,437
      6,500      Gentherm, Inc.(a)                                                          206,375
     10,502      Lear Corp.                                                               1,855,283
      7,896      Modine Manufacturing Co.(a)                                                159,499
      2,943      Motorcar Parts of America, Inc.(a)(b)                                       73,546
      2,952      Standard Motor Products, Inc.                                              132,574
      4,259      Stoneridge, Inc.(a)                                                         97,361
        573      Strattec Security Corp.                                                     24,954
      3,414      Superior Industries International, Inc.                                     50,698
      8,465      Tenneco, Inc.                                                              495,541
     20,414      Tesla, Inc.(a)(b)                                                        6,355,899
      6,931      Titan International, Inc.                                                   89,271
      3,363      Tower International, Inc.                                                  102,740
      3,527      U.S. Auto Parts Network, Inc.(a)                                             8,888
      4,842      Visteon Corp.(a)                                                           605,928
      7,907      WABCO Holdings, Inc.(a)                                                  1,134,655
                                                                                       ------------
                                                                                         18,683,923
                                                                                       ------------
BANKS - 7.6%
      2,766      1st Source Corp.                                                           136,779
      2,130      Access National Corp.                                                       59,299
      2,075      Allegiance Bancshares, Inc.(a)(b)                                           78,124
      2,205      American National Bankshares, Inc.                                          84,452
      6,468      Ameris Bancorp                                                             311,758
      2,125      Ames National Corp.                                                         59,181
      2,876      Arrow Financial Corp.                                                       97,640
     22,147      Associated Banc-Corp                                                       562,534
      4,653      Atlantic Capital Bancshares, Inc.(a)                                        81,893
      7,769      Banc of California, Inc.                                                   160,430
      2,708      Bancfirst Corp.                                                            138,514
      2,234      Bancorp of New Jersey, Inc.                                                 40,771
     11,498      Bancorp, Inc.(a)                                                           113,600
     12,804      BancorpSouth Bank                                                          402,686
      7,238      Bank Mutual Corp.                                                           77,085
      6,926      Bank of Hawaii Corp.                                                       593,558
      1,247      Bank of Marin Bancorp                                                       84,796
     18,890      Bank of the Ozarks, Inc.                                                   915,220
      3,939      BankFinancial Corp.                                                         60,424
     16,457      BankUnited, Inc.                                                           670,129
      4,678      Banner Corp.                                                               257,851
      3,386      Bar Harbor Bankshares                                                       91,456
      3,436      BCB Bancorp, Inc.                                                           49,822
      4,309      Bear State Financial, Inc.                                                  44,081
     12,021      Beneficial Bancorp, Inc.                                                   197,745
      5,465      Berkshire Hills Bancorp, Inc.                                              200,019
      5,873      Blue Hills Bancorp, Inc.                                                   118,047
      8,936      BofI Holding, Inc.(a)                                                      267,186
      3,310      BOK Financial Corp.                                                        305,579
     12,591      Boston Private Financial Holdings, Inc.                                    194,531
      3,096      Bridge Bancorp, Inc.                                                       108,360
     11,463      Brookline Bancorp, Inc.                                                    179,969
      2,983      Bryn Mawr Bank Corp.                                                       131,849
      2,953      Camden National Corp.                                                      124,410
      2,343      Capital City Bank Group, Inc.                                               53,748
     18,668      Capitol Federal Financial, Inc.                                            250,338
      3,449      Carolina Financial Corp.                                                   128,130
     11,246      Cathay General Bancorp                                                     474,244
      9,978      Centerstate Bank Corp.                                                     256,734
      4,919      Central Pacific Financial Corp.                                            146,734
        997      Century Bancorp, Inc., Class A                                              78,015
     10,846      Chemical Financial Corp.                                                   579,936
      2,833      Citizens & Northern Corp.                                                   67,992
      2,469      City Holding Co.                                                           166,583
      1,968      Civista Bancshares, Inc.                                                    43,296
      4,768      Clifton Bancorp, Inc.                                                       81,533
      2,894      CNB Financial Corp.                                                         75,939
      6,271      CoBiz Financial, Inc.                                                      125,357
        463      Colony Bankcorp, Inc.                                                        6,737

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  39

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
     11,464     Columbia Banking System, Inc.                                          $    497,996
     14,553     Commerce Bancshares, Inc.                                                   812,640
      7,777     Community Bank System, Inc.                                                 418,014
      2,821     Community Trust Bancorp, Inc.                                               132,869
      4,852     ConnectOne Bancorp, Inc.                                                    124,939
      8,928     Cullen/Frost Bankers, Inc.                                                  845,035
      4,665     Customers Bancorp, Inc.(a)                                                  121,243
     15,007     CVB Financial Corp.                                                         353,565
      5,246     Dime Community Bancshares, Inc.                                             109,904
      4,741     Eagle Bancorp, Inc.(a)                                                      274,504
     22,470     East West Bancorp, Inc.                                                   1,366,850
      1,672     Enterprise Bancorp, Inc.                                                     56,932
      4,041     Enterprise Financial Services Corp.                                         182,451
      3,300     ESSA Bancorp, Inc.                                                           51,711
      1,739     Farmers Capital Bank Corp.                                                   66,952
      3,624     Farmers National Banc Corp.                                                  53,454
      6,809     FCB Financial Holdings, Inc., Class A(a)                                    345,897
      3,947     Fidelity Southern Corp.                                                      86,045
      2,741     Financial Institutions, Inc.                                                 85,245
      2,552     First Bancorp, Inc.                                                          69,491
     30,332     First BanCorp, Puerto Rico(a)                                               154,693
      3,740     First Bancorp/Southern Pines NC                                             132,059
      5,356     First Busey Corp.                                                           160,359
      1,356     First Citizens BancShares, Inc., Class A                                    546,468
     13,854     First Commonwealth Financial Corp.                                          198,389
      3,087     First Community Bancshares, Inc.                                             88,690
      3,182     First Connecticut Bancorp, Inc.                                              83,209
      1,683     First Defiance Financial Corp.                                               87,466
      9,739     First Financial Bancorp                                                     256,623
     10,240     First Financial Bankshares, Inc.                                            461,312
      2,125     First Financial Corp.                                                        96,369
      2,323     First Financial Northwest, Inc.                                              36,030
      5,061     First Foundation, Inc.(a)                                                    93,831
      8,757     First Hawaiian, Inc.                                                        255,529
     47,547     First Horizon National Corp.                                                950,465
      4,464     First Interstate Bancsystem, Inc., Class A                                  178,783
      6,558     First Merchants Corp.                                                       275,829
     14,889     First Midwest Bancorp, Inc.                                                 357,485
      4,315     First of Long Island Corp.                                                  122,978
     24,051     First Republic Bank                                                       2,083,779
      2,695     First United Corp.(a)                                                        47,028
      3,391     Flagstar Bancorp, Inc.(a)(b)                                                126,891
      4,602     Flushing Financial Corp.                                                    126,555
     49,169     FNB Corp.                                                                   679,529
      2,707     Franklin Financial Network, Inc.(a)                                          92,309
     26,033     Fulton Financial Corp.                                                      465,991
      3,628     German American Bancorp, Inc.                                               128,177
     12,854     Glacier Bancorp, Inc.                                                       506,319
      2,007     Great Southern Bancorp, Inc.                                                103,662
      9,153     Great Western Bancorp, Inc.                                                 364,289
      3,427     Green Bancorp, Inc.(a)                                                       69,568
      3,466     Greene County Bancshares, Inc.(c)                                                 -
      3,022     Guaranty Bancorp                                                             83,558
     13,573     Hancock Holding Co.                                                         671,863
      5,135     Hanmi Financial Corp.                                                       155,847

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40  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      6,258     HarborOne Bancorp, Inc.(a)                                             $    119,903
      4,509     Heartland Financial USA, Inc.                                               241,908
      5,501     Heritage Commerce Corp.                                                      84,275
      5,517     Heritage Financial Corp.                                                    169,924
      1,907     HMN Financial, Inc.(a)                                                       36,519
      1,783     Home Bancorp, Inc.                                                           77,061
     25,070     Home BancShares, Inc.                                                       582,878
      4,892     HomeStreet, Inc.(a)                                                         141,623
      3,223     HomeTrust Bancshares, Inc.(a)                                                82,992
     19,879     Hope Bancorp, Inc.                                                          362,792
      3,930     Horizon Bancorp                                                             109,254
      7,900     Iberiabank Corp.                                                            612,250
      8,552     Independent Bank Corp.                                                      396,859
      2,685     Independent Bank Group, Inc.                                                181,506
      8,860     International Bancshares Corp.                                              351,742
     42,394     Investors Bancorp, Inc.                                                     588,429
     14,266     Kearny Financial Corp.                                                      206,144
      6,993     Lakeland Bancorp, Inc.                                                      134,615
      4,198     Lakeland Financial Corp.                                                    203,561
      6,540     LegacyTexas Financial Group, Inc.                                           276,053
      4,074     Live Oak Bancshares, Inc.                                                    97,165
      6,531     Macatawa Bank Corp.                                                          65,310
      4,056     MainSource Financial Group, Inc.                                            147,273
     12,274     MB Financial, Inc.                                                          546,438
      3,191     Mercantile Bank Corp.                                                       112,866
      8,210     Meridian Bancorp, Inc.                                                      169,126
      1,798     Meta Financial Group, Inc.                                                  166,585
      2,061     MidSouth Bancorp, Inc.                                                       27,308
      1,932     MidWestOne Financial Group, Inc.                                             64,780
      1,697     MutualFirst Financial, Inc.                                                  65,419
      4,215     National Bank Holdings Corp., Class A                                       136,692
      1,700     National Bankshares, Inc.                                                    77,265
      1,938     National Commerce Corp.(a)                                                   78,005
      6,847     NBT Bancorp, Inc.                                                           251,970
     75,732     New York Community Bancorp, Inc.                                            986,044
      1,114     Nicolet Bankshares, Inc.(a)(b)                                               60,980
      7,214     Northfield Bancorp, Inc.                                                    123,215
      1,757     Northrim BanCorp, Inc.                                                       59,474
     17,883     Northwest Bancshares, Inc.                                                  299,183
      2,020     Norwood Financial Corp.                                                      66,660
      5,201     OceanFirst Financial Corp.                                                  136,526
      7,031     OFG Bancorp                                                                  66,091
      1,099     Ohio Valley Banc Corp.                                                       44,400
     21,036     Old National Bancorp                                                        367,078
      6,505     Old Second Bancorp, Inc.                                                     88,793
      3,144     Opus Bank(a)                                                                 85,831
      9,894     Oritani Financial Corp.                                                     162,262
      2,093     Orrstown Financial Services, Inc.                                            52,848
      6,184     Pacific Premier Bancorp, Inc.(a)                                            247,360
     20,653     PacWest Bancorp                                                           1,040,911
      2,061     Park National Corp.                                                         214,344
      3,534     PCSB Financial Corp.(a)                                                      67,323
      2,519     Peapack Gladstone Financial Corp.                                            88,215
      2,217     Penns Woods Bancorp, Inc.                                                   103,268
      3,942     People's Utah Bancorp                                                       119,443
      1,646     Peoples Bancorp of North Carolina, Inc.                                      50,516
      3,210     Peoples Bancorp, Inc.                                                       104,710
     12,145     Pinnacle Financial Partners, Inc.                                           805,213
     15,935     Popular, Inc.                                                               565,533
      1,229     Porter Bancorp, Inc.(a)                                                      17,698
      2,333     Preferred Bank                                                              137,134
     10,871     Prosperity Bancshares, Inc.                                                 761,731
      2,303     Provident Financial Holdings, Inc.                                           42,375

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                                                   SCHEDULE OF INVESTMENTS |  41

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
---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      9,234     Provident Financial Services, Inc.                                     $    249,041
      2,381     QCR Holdings, Inc.                                                          102,026
      7,542     Renasant Corp.                                                              308,392
      1,667     Republic Bancorp, Inc., Class A                                              63,379
      9,649     Republic First Bancorp, Inc.(a)                                              81,534
      5,394     Riverview Bancorp, Inc.                                                      46,766
      5,620     S&T Bancorp, Inc.                                                           223,732
      3,931     Sandy Spring Bancorp, Inc.                                                  153,388
      7,343     Seacoast Banking Corp. of Florida(a)                                        185,117
      7,126     ServisFirst Bancshares, Inc.                                                295,729
      3,680     Shore Bancshares, Inc.                                                       61,456
      2,508     Sierra Bancorp                                                               66,612
      8,515     Signature Bank(a)                                                         1,168,769
      6,972     Simmons First National Corp., Class A                                       398,101
      5,441     South State Corp.                                                           474,183
      3,026     Southern National Bancorp of Virginia, Inc.                                  48,507
      4,206     Southside Bancshares, Inc.                                                  141,658
      5,894     State Bank Financial Corp.                                                  175,877
     34,986     Sterling Bancorp                                                            860,656
      3,828     Stock Yards Bancorp, Inc.                                                   144,316
      2,289     Summit Financial Group, Inc.                                                 60,246
      2,292     Sun Bancorp, Inc.                                                            55,696
      8,209     SVB Financial Group(a)                                                    1,919,018
     19,003     Synovus Financial Corp.                                                     911,004
     28,535     TCF Financial Corp.                                                         584,967
      2,198     Territorial Bancorp, Inc.                                                    67,852
      7,746     Texas Capital Bancshares, Inc.(a)                                           688,619
      9,927     TFS Financial Corp.                                                         148,309
      2,027     Tompkins Financial Corp.                                                    164,896
      8,811     TowneBank                                                                   270,938
      3,317     Trico Bancshares                                                            125,582
      4,560     Tristate Capital Holdings, Inc.(a)                                          104,880
      2,964     Triumph Bancorp, Inc.(a)                                                     93,366
     14,741     TrustCo Bank Corp. NY                                                       135,617
     10,227     Trustmark Corp.                                                             325,832
      6,522     UMB Financial Corp.                                                         469,062
     36,461     Umpqua Holdings Corp.                                                       758,389
      7,003     Union Bankshares Corp.                                                      253,299
      3,115     United Bancorp, Inc.                                                         41,274
     17,703     United Bankshares, Inc.                                                     615,179
     11,340     United Community Banks, Inc.                                                319,108
      9,075     United Community Financial Corp.                                             82,855
      8,517     United Financial Bancorp, Inc.                                              150,240
      4,213     United Security Bancshares                                                   46,343
      4,547     Univest Corp. of Pennsylvania                                               127,543
     42,353     Valley National Bancorp                                                     475,201
      2,762     Veritex Holdings, Inc.(a)                                                    76,204
     14,961     Washington Federal, Inc.                                                    512,414
      2,472     Washington Trust Bancorp, Inc.                                              131,634
      1,587     WashingtonFirst Bankshares, Inc.                                             54,371
      4,794     Waterstone Financial, Inc.                                                   81,738
     13,987     Webster Financial Corp.                                                     785,510
      6,370     WesBanco, Inc.                                                              258,941
      3,190     West BanCorp., Inc.                                                          80,229
      4,025     Westamerica BanCorp                                                         239,689
     15,095     Western Alliance Bancorp(a)                                                 854,679
      7,717     Western New England Bancorp, Inc.                                            84,115
      8,746     Wintrust Financial Corp.                                                    720,408
      5,346     WSFS Financial Corp.                                                        255,806
      1,536     Xenith Bankshares, Inc.(a)                                                   51,963
                                                                                       ------------
                                                                                         58,196,667
                                                                                       ------------

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42  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
BEVERAGES - 0.1%
      1,480 Boston Beer Co., Inc., Class A(a)(b)                                       $    282,828
        720 Coca-Cola Bottling Co. Consolidated                                             154,987
      1,760 Craft Brew Alliance, Inc.(a)                                                     33,792
      1,810 National Beverage Corp.                                                         176,366
      2,290 New Age Beverages Corp.(a)                                                        4,969
      4,658 Primo Water Corp.(a)(b)                                                          58,564
      2,312 Willamette Valley Vineyards, Inc.(a)                                             19,259
                                                                                       ------------
                                                                                            730,765
                                                                                       ------------
CHEMICALS - 2.8%
      4,402 A. Schulman, Inc.                                                               163,974
      4,429 Aceto Corp.                                                                      45,752
      4,587 AdvanSix, Inc.(a)                                                               192,975
      3,270 AgroFresh Solutions, Inc.(a)                                                     24,198
      3,882 American Vanguard Corp.                                                          76,281
      9,543 Ashland Global Holdings, Inc.                                                   679,462
     34,157 Axalta Coating Systems Ltd.(a)                                                1,105,353
      4,848 Balchem Corp.                                                                   390,749
      9,923 Cabot Corp.                                                                     611,158
      7,617 Calgon Carbon Corp.                                                             162,242
      5,555 Cambrex Corp.(a)(b)                                                             266,640
     21,187 Celanese Corp., Series A                                                      2,268,704
      1,295 Chase Corp.                                                                     156,047
     28,557 Chemours Co.                                                                  1,429,563
      6,641 Codexis, Inc.(a)                                                                 55,452
      2,567 CSW Industrials, Inc.(a)                                                        117,954
     13,135 Ferro Corp.(a)                                                                  309,855
      3,639 FutureFuel Corp.                                                                 51,274
     10,983 GCP Applied Technologies, Inc.(a)                                               350,358
      1,620 Hawkins, Inc.                                                                    57,024
      7,981 HB Fuller Co.                                                                   429,936
     31,675 Huntsman Corp.                                                                1,054,461
      6,519 Ingevity Corp.(a)                                                               459,394
      3,017 Innophos Holdings, Inc.                                                         140,984
      3,555 Innospec, Inc.                                                                  250,983
     18,112 Intrepid Potash, Inc.(a)(b)                                                      86,213
      1,469 KMG Chemicals, Inc.                                                              97,072
      3,456 Koppers Holdings, Inc.(a)                                                       175,910
      4,717 Kraton Corp.(a)                                                                 227,218
      3,366 Kronos Worldwide, Inc.                                                           86,742
      2,939 LSB Industries, Inc.(a)                                                          25,746
      5,478 Minerals Technologies, Inc.                                                     377,160
      1,458 NewMarket Corp.                                                                 579,395
      9,162 Nexeo Solutions, Inc.(a)                                                         83,374
     25,949 Olin Corp.                                                                      923,265
      6,506 OMNOVA Solutions, Inc.(a)                                                        65,060
     34,203 Platform Specialty Products Corp.(a)                                            339,304
     12,483 PolyOne Corp.                                                                   543,010
      2,000 Quaker Chemical Corp.                                                           301,580
      6,271 Rayonier Advanced Materials, Inc.                                               128,242
     20,752 RPM International, Inc.                                                       1,087,820
      7,801 Senomyx, Inc.(a)                                                                 10,141
      6,656 Sensient Technologies Corp.                                                     486,886
      2,878 Stepan Co.                                                                      227,276
      1,000 TOR Minerals International, Inc.(a)                                               5,900
      3,711 Tredegar Corp.                                                                   71,251
      7,002 Trinseo SA                                                                      508,345
     13,331 Tronox Ltd., Class A                                                            273,419
     16,537 Univar, Inc.(a)(b)                                                              511,986
     32,946 Valvoline, Inc.                                                                 825,627
      3,724 Venator Materials PLC(a)                                                         82,375
     17,213 Versum Materials, Inc.                                                          651,512
      5,649 Westlake Chemical Corp.                                                         601,788
     10,750 WR Grace & Co.                                                                  753,897
        233 Yield10 Bioscience, Inc.(a)                                                         412
      4,990 ZAGG, Inc.(a)                                                                    92,066
                                                                                       ------------
                                                                                         21,080,765
                                                                                       ------------
CONSTRUCTION & MATERIALS - 2.7%
      6,524 AAON, Inc.                                                                      239,431
      5,721 Advanced Drainage Systems, Inc.                                                 136,446

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                                                   SCHEDULE OF INVESTMENTS |  43

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
     24,730     AECOM(a)                                                               $    918,720
      5,610     Aegion Corp.(a)                                                             142,662
      3,372     Ameresco, Inc., Class A(a)                                                   28,999
      2,117     American Woodmark Corp.(a)                                                  275,739
      4,823     Apogee Enterprises, Inc.                                                    220,556
      1,952     Argan, Inc.                                                                  87,840
      4,145     Armstrong Flooring, Inc.(a)                                                  70,133
      7,446     Armstrong World Industries, Inc.(a)                                         450,855
      2,204     BlueLinx Holdings, Inc.(a)                                                   21,511
      5,491     Blueprint Medicines Corp.(a)                                                414,076
     10,503     BMC Stock Holdings, Inc.(a)                                                 265,726
      5,862     Boise Cascade Co.                                                           233,894
     16,643     Builders FirstSource, Inc.(a)(b)                                            362,651
     15,246     Chicago Bridge & Iron Co. NV                                                246,070
      6,349     Continental Building Products, Inc.(a)                                      178,724
      7,609     Eagle Materials, Inc.                                                       862,100
      9,242     EMCOR Group, Inc.                                                           755,534
      3,770     Floor & Decor Holdings, Inc., Class A(a)(b)                                 183,524
        998     Foundation Building Materials, Inc.(a)                                       14,760
      9,944     Generac Holdings, Inc.(a)                                                   492,427
      5,276     Gibraltar Industries, Inc.(a)                                               174,108
      4,048     GMS, Inc.(a)                                                                152,367
      3,448     The Goldfield Corp.(a)                                                       16,895
      6,000     Granite Construction, Inc.                                                  380,580
      9,666     Great Lakes Dredge & Dock Corp.(a)                                           52,196
      4,996     Griffon Corp.                                                               101,669
      7,303     Hill International, Inc.(a)(b)                                               39,801
      1,636     IES Holdings, Inc.(a)(b)                                                     28,221
      3,192     Installed Building      Products, Inc.(a)                                   242,432
      2,808     Insteel Industries, Inc.                                                     79,523
     10,473     JELD-WEN Holding, Inc.(a)                                                   412,322
     21,005     KBR, Inc.                                                                   416,529
      3,913     Layne Christensen Co.(a)(b)                                                  49,108
      1,479     LB Foster Co., Class A(a)                                                    40,155
      5,798     Lennox International, Inc.                                                1,207,492
     22,936     Louisiana-Pacific Corp.(a)                                                  602,299
      4,641     Masonite International Corp.(a)                                             344,130
      9,981     MasTec, Inc.(a)                                                             488,570
     30,232     MDU Resources Group, Inc.                                                   812,663
     24,819     Mueller Water Products, Inc., Series A                                      310,995
      2,843     MYR Group, Inc.(a)                                                          101,580
      6,628     NCI Building Systems, Inc.(a)                                               127,920
      2,132     Northwest Pipe Co.(a)(b)                                                     40,807
        980     Omega Flex, Inc.                                                             69,982
      5,034     Orion Group Holdings, Inc.(a)                                                39,416
     17,282     Owens Corning                                                             1,588,907
      3,589     Patrick Industries, Inc.(a)                                                 249,256
      7,825     PGT Innovations, Inc.(a)                                                    131,851
      3,732     Ply Gem Holdings, Inc.(a)                                                    69,042
      5,751     Primoris Services Corp.                                                     156,370
      5,075     Quanex Building Products Corp.                                              118,755
      5,984     Simpson Manufacturing Co., Inc.                                             343,541
      5,074     Sterling Construction Co., Inc.(a)                                           82,605
     18,070     Summit Materials, Inc., Class A(a)(b)                                       568,121
      1,236     Tecogen, Inc.(a)                                                              3,337
      5,345     Thermon Group Holdings, Inc.(a)                                             126,516
      6,084     TopBuild Corp.(a)                                                           460,802
      4,443     Trex Co., Inc.(a)                                                           481,577
      6,087     Tutor Perini Corp.(a)(b)                                                    154,305

================================================================================

44  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      9,009     Universal Forest Products, Inc.                                        $    338,919
      2,627     US Concrete, Inc.(a)(b)                                                     219,749
     13,207     USG Corp.(a)                                                                509,262
      3,655     Valmont Industries, Inc.                                                    606,182
      4,746     Watsco, Inc.                                                                807,010
      4,454     Watts Water Technologies, Inc., Class A                                     338,281
                                                                                       ------------
                                                                                         20,288,526
                                                                                       ------------
ELECTRICITY - 1.3%
      7,611     ALLETE, Inc.                                                                565,954
      8,369     Avangrid, Inc.                                                              423,304
      8,064     Black Hills Corp.                                                           484,727
     57,224     Calpine Corp.(a)                                                            865,814
     20,330     Covanta Holding Corp.                                                       343,577
     21,754     Dynegy, Inc.(a)                                                             257,785
      6,588     El Paso Electric Co.                                                        364,646
     33,516     Great Plains Energy, Inc.                                                 1,080,556
     18,220     Hawaiian Electric Industries, Inc.                                          658,653
      7,629     IDACORP, Inc.                                                               696,985
      5,537     MGE Energy, Inc.                                                            349,385
      7,217     NorthWestern Corp.                                                          430,855
      5,791     Ormat Technologies, Inc.                                                    370,392
     13,614     Portland General Electric Co.                                               620,526
     10,004     Sunrun, Inc.(a)                                                              59,024
      7,031     TerraForm Power, Inc.                                                        84,091
      2,550     Unitil Corp.                                                                116,331
      7,641     US Geothermal, Inc.(a)                                                       26,361
     41,385     Vistra Energy Corp.(a)                                                      758,192
      7,224     Vivint Solar, Inc.(a)                                                        29,257
     22,185     Westar Energy, Inc.                                                       1,171,368
                                                                                       ------------
                                                                                          9,757,783
                                                                                       ------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 3.3%
      1,620     Allied Motion Technologies, Inc.                                             53,606
      4,284     Anixter International, Inc.(a)                                              325,584
      6,764     Applied DNA Sciences, Inc.(a)                                                10,755
     13,260     Arrow Electronics, Inc.(a)                                                1,066,237
      3,137     Atkore International Group, Inc.(a)                                          67,289
     17,388     Avnet, Inc.                                                                 688,913
      6,239     AVX Corp.                                                                   107,935
      3,998     AZZ, Inc.                                                                   204,298
      5,214     Badger Meter, Inc.                                                          249,229
      2,157     Bel Fuse, Inc., Class B                                                      54,302
      6,483     Belden, Inc.                                                                500,293
      7,614     Benchmark Electronics, Inc.(a)                                              221,567
      6,969     Brady Corp., Class A                                                        264,125
      3,678     Capstone Turbine Corp.(a)                                                     2,832
     27,068     Cognex Corp.                                                              1,655,479
      3,889     Coherent, Inc.(a)                                                         1,097,554
      3,575     Control4 Corp.(a)                                                           106,392
      5,283     CTS Corp.                                                                   136,037
      1,663     CyberOptics Corp.(a)                                                         24,945
      6,043     Daktronics, Inc.                                                             55,173
      5,070     Electro Scientific Industries, Inc.(a)                                      108,650
      6,297     eMagin Corp.(a)                                                              10,390
      3,537     Encore Wire Corp.                                                           172,075
      2,400     Energous Corp.(a)(b)                                                         46,680
      4,423     Energy Focus, Inc.(a)                                                        10,792
      6,551     EnerSys                                                                     456,146
      3,900     ESCO Technologies, Inc.                                                     234,975
      6,340     Fabrinet(a)                                                                 181,958
      2,690     FARO Technologies, Inc.(a)                                                  126,430
      7,405     General Cable Corp.                                                         219,188
      3,110     Houston Wire & Cable Co.(a)                                                  22,392
      8,019     Hubbell, Inc.                                                             1,085,291
      8,248     II-VI, Inc.(a)                                                              387,244
      4,501     Integer Holdings Corp.(a)                                                   203,895
      5,485     Intevac, Inc.(a)                                                             37,572
      1,361     IntriCon Corp.(a)                                                            26,948
      5,926     IPG Photonics Corp.(a)                                                    1,268,934
      5,094     Itron, Inc.(a)                                                              347,411
     27,147     Jabil, Inc.                                                                 712,609
      7,636     KEMET Corp.(a)                                                              114,998
     29,130     Keysight Technologies, Inc.(a)                                            1,211,850
      5,162     Kimball Electronics, Inc.(a)                                                 94,206

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                                                   SCHEDULE OF INVESTMENTS |  45

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
     15,810     Knowles Corp.(a)                                                       $    231,775
      6,052     LightPath Technologies, Inc., Class A(a)                                     13,435
      3,550     Littelfuse, Inc.                                                            702,261
      4,195     LSI Industries, Inc.                                                         28,862
      6,324     MACOM Technology Solutions Holdings, Inc.(a)(b)                             205,783
      5,619     Maxwell Technologies, Inc. (a(b)                                             32,365
        562     Mesa Laboratories, Inc.                                                      69,857
      5,654     Methode Electronics, Inc.                                                   226,725
     10,983     Microvision, Inc.(a)(b)                                                      17,902
      2,593     MTS Systems Corp.                                                           139,244
      4,487     Napco Security Technologies, Inc.(a)                                         39,261
     17,626     National Instruments Corp.                                                  733,770
      5,584     Novanta, Inc.(a)                                                            279,200
      1,322     Nuvectra Corp.(a)                                                            10,259
        974     NVE Corp.                                                                    83,764
      7,855     Orion Energy Systems, Inc.(a)                                                 6,912
      2,791     OSI Systems, Inc.(a)                                                        179,685
      3,206     Park Electrochemical Corp.                                                   62,998
      5,087     Plexus Corp.(a)                                                             308,883
      1,398     Powell Industries, Inc.                                                      40,053
      6,944     Regal-Beloit Corp.                                                          531,910
      5,552     Research Frontiers, Inc.(a)                                                   5,774
      2,685     Rogers Corp.(a)                                                             434,755
        529     Rubicon Technology, Inc.(a)                                                   4,232
     11,339     Sanmina Corp.(a)                                                            374,187
     26,687     Sensata Technologies Holding NV(a)(b)                                     1,363,973
      1,071     Sparton Corp.(a)                                                             24,697
      7,207     Synthesis Energy Systems, Inc.(a)                                            20,612
     39,601     Trimble, Inc.(a)                                                          1,609,425
     13,962     TTM Technologies, Inc.(a)                                                   218,785
      6,063     Turtle Beach Corp.(a)                                                         2,747
      4,545     Ultralife Corp.(a)                                                           29,770
      6,605     Universal Display Corp.(b)                                                1,140,353
      8,156     Veeco Instruments, Inc.(a)                                                  121,117
      3,135     Vicor Corp.(a)                                                               65,521
     20,274     Vishay Intertechnology, Inc.                                                420,685
      2,569     Vishay Precision Group, Inc.(a)                                              64,610
      7,166     WESCO International, Inc.(a)                                                488,363
      8,305     Zebra Technologies Corp., Class A(a)                                        862,059
                                                                                       ------------
                                                                                         25,169,748
                                                                                       ------------
FINANCIAL SERVICES - 4.4%
      8,447     Actinium Pharmaceuticals, Inc.(a)                                             5,605
     69,575     Ally Financial, Inc.                                                      2,028,836
      8,027     Artisan Partners Asset Management, Inc., Class A                            317,067
        394     Ashford, Inc.(a)                                                             36,642
        805     Associated Capital Group, Inc., Class A                                      27,451
      1,501     Asta Funding, Inc.(a)                                                        11,107
        251     Atlanticus Holdings Corp.(a)                                                    602
     36,260     BGC Partners, Inc., Class A                                                 547,889
      9,391     Blackhawk Network Holdings, Inc.(a)                                         334,789
     12,943     Cannae Holdings, Inc.(a)                                                    220,419
     21,488     CIT Group, Inc.                                                           1,057,854
      3,036     Cohen & Steers, Inc.                                                        143,572
      5,716     Consumer Portfolio Services, Inc.(a)                                         23,721
      4,324     Cowen, Inc., Class A(a)(b)                                                   59,023
      1,948     Credit Acceptance Corp.(a)                                                  630,139
        522     Diamond Hill Investment Group, Inc.                                         107,877
     18,334     Eaton Vance Corp.                                                         1,033,854
      3,846     Encore Capital Group, Inc.(a)                                               161,917
      4,701     Enova International, Inc.(a)                                                 71,455
     12,034     Essent Group Ltd.(a)                                                        522,516
      6,093     Evercore, Inc., Class A                                                     548,370
      8,094     Ezcorp, Inc., Class A(a)(b)                                                  98,747

================================================================================

46  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      1,734     Federal Agricultural Mortgage Corp., Class C                           $    135,668
     13,995     Federated Investors, Inc., Class B                                          504,940
      9,678     Financial Engines, Inc.                                                     293,243
      7,433     FirstCash, Inc.                                                             501,356
     41,438     FNF Group                                                                 1,626,027
        805     GAMCO Investors, Inc., Class A                                               23,868
      6,679     Green Dot Corp., Class A(a)                                                 402,477
      4,276     Greenhill & Co., Inc.                                                        83,382
      2,610     Hamilton Lane, Inc., Class A                                                 92,368
      7,750     HealthEquity, Inc.(a)                                                       361,615
      3,805     Houlihan Lokey, Inc.                                                        172,861
     22,134     HRG Group, Inc.(a)                                                          375,171
      1,830     Impac Mortgage Holdings, Inc.(a)                                             18,593
     10,219     Interactive Brokers Group, Inc., Class A                                    605,067
      2,537     INTL. FCStone, Inc.(a)                                                      107,899
      5,189     Investment Technology Group, Inc.                                            99,888
        214     Investors Title Co.                                                          42,447
     29,130     Janus Henderson Group PLC                                                 1,114,514
      4,507     Jason Industries, Inc.(a)                                                    10,682
     13,533     Ladder Capital Corp.                                                        184,455
     20,288     Ladenburg Thalmann Financial Services, Inc.                                  64,110
     20,140     Lazard Ltd., Class A                                                      1,057,350
     13,893     Legg Mason, Inc.                                                            583,228
     58,525     LendingClub Corp.(a)                                                        241,708
      1,296     LendingTree, Inc.(a)                                                        441,223
     13,059     Liberty Ventures, Series A(a)                                               708,320
     13,361     LPL Financial Holdings, Inc.                                                763,448
      5,863     MarketAxess Holdings, Inc.                                                1,182,860
      1,640     Marlin Business Services Corp.                                               36,736
     58,906     MGIC Investment Corp.(a)                                                    831,164
      4,535     Moelis & Co., Class A                                                       219,948
      5,436     MoneyGram International, Inc.(a)                                             71,646
     14,034     MSCI, Inc.                                                                1,775,862
      2,846     Nelnet, Inc., Class A                                                       155,904
      9,420     NMI Holdings, Inc., Class A(a)                                              160,140
      8,929     NRG Yield, Inc., Class A                                                    168,312
      9,117     NRG Yield, Inc., Class C                                                    172,311
     16,212     Ocwen Financial Corp.(a)                                                     50,744
      6,601     On Deck Capital, Inc.(a)                                                     37,890
      8,167     OneMain Holdings, Inc.(a)                                                   212,260
      1,705     Oppenheimer Holdings, Inc., Class A                                          45,694
      4,035     PICO Holdings, Inc.(a)                                                       51,648
      2,366     Piper Jaffray Cos.                                                          204,068
      2,864     PJT Partners, Inc., Class A                                                 130,598
      7,260     PRA Group, Inc.(a)(b)                                                       241,032
      3,173     Pzena Investment Management, Inc., Class A                                   33,856
     33,786     Radian Group, Inc.                                                          696,329
      1,727     Regional Management Corp.(a)                                                 45,437
      4,085     Safeguard Scientifics, Inc.(a)                                               45,752
     17,383     Santander Consumer USA Holdings, Inc.                                       323,671
     20,493     SEI Investments Co.                                                       1,472,627
     67,457     SLM Corp.(a)                                                                762,275
      3,587     Stewart Information Services Corp.                                          151,730
     10,470     Stifel Financial Corp.                                                      623,593
     40,579     TD Ameritrade Holding Corp.                                               2,074,804
      5,933     TESARO, Inc.(a)                                                             491,668
      4,302     U.S. Global Investors, Inc., Class A(b)                                      16,778
      6,407     Virtu Financial, Inc., Class A                                              117,248
      1,153     Virtus Investment Partners, Inc.                                            132,653
      6,405     VolitionRX Ltd.(a)                                                           18,831

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                                                   SCHEDULE OF INVESTMENTS |  47

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
     28,493     Voya Financial, Inc.(b)                                                $  1,409,549
     12,521     Waddell & Reed Financial, Inc., Class A                                     279,719
      4,301     Walker & Dunlop, Inc.(a)(b)                                                 204,298
      1,466     Westwood Holdings Group, Inc.                                                97,064
     17,278     WisdomTree Investments, Inc.                                                216,839
     33,498     WMIH Corp.(a)                                                                28,443
      1,064     World Acceptance Corp.(a)                                                    85,886
                                                                                       ------------
                                                                                         33,683,227
                                                                                       ------------
FIXED LINE TELECOMMUNICATIONS - 0.4%
     14,330     8x8, Inc.(a)                                                                202,053
      6,259     Cincinnati Bell, Inc.(a)                                                    130,500
      9,996     Consolidated Communications Holdings, Inc.                                  121,851
     12,098     Frontier Communications Corp.                                                81,783
      4,373     General Communication, Inc., Class A(a)                                     170,635
      5,160     GTT Communications, Inc.(a)(b)                                              242,262
      2,127     Hawaiian Telcom Holdco, Inc.(a)                                              65,639
      4,461     HC2 Holdings, Inc.(a)                                                        26,543
      2,972     IDT Corp., Class B(a)                                                        31,503
      1,262     Straight Path Communications, Inc., Class B(a)(b)                           229,419
     30,026     Vonage Holdings Corp.(a)                                                    305,375
     28,739     Windstream Holdings, Inc.                                                    53,167
     28,298     Zayo Group Holdings, Inc.(a)                                              1,041,366
                                                                                       ------------
                                                                                          2,702,096
                                                                                       ------------
FOOD & DRUG RETAILERS - 0.4%
      5,909     Casey's General Stores, Inc.                                                661,453
      3,358     Chefs'Warehouse, Inc.(a)                                                     68,839
      7,129     Core-Mark Holding Co., Inc.                                                 225,134
      6,690     Diplomat Pharmacy, Inc.(a)                                                  134,268
     10,229     GNC Holdings, Inc., Class A(b)                                               37,745
      2,303     Ingles Markets, Inc., Class A                                                79,684
      1,354     Natural Health Trends Corp.                                                  20,567
     13,433     Performance Food Group Co.(a)                                               444,632
      3,455     PetMed Express, Inc.                                                        157,203
    169,281     Rite Aid Corp.(a)(b)                                                        333,486
      4,080     Smart & Final Stores, Inc.(a)                                                34,884
      5,521     SpartanNash Co.                                                             147,300
     19,601     Sprouts Farmers Market, Inc.(a)                                             477,284
      5,901     SuperValu, Inc.(a)                                                          127,462
      7,684     United Natural Foods, Inc.(a)(b)                                            378,591
      3,693     Vitamin Shoppe, Inc.(a)                                                      16,249
      2,324     Weis Markets, Inc.                                                           96,190
                                                                                       ------------
                                                                                          3,440,971
                                                                                       ------------
FOOD PRODUCERS - 2.0%
        610     Alico, Inc.                                                                  17,995
      5,088     Amplify Snack Brands, Inc.(a)(b)                                             61,107
      3,787     Andersons, Inc.                                                             117,965
     10,478     B&G Foods, Inc.                                                             368,302
     15,208     Blue Buffalo Pet Products, Inc.(a)(b)                                       498,670
     21,472     Bunge Ltd.                                                                1,440,342
      4,515     Cal-Maine Foods, Inc.(a)                                                    200,692
      2,423     Calavo Growers, Inc.                                                        204,501
     26,202     Darling Ingredients, Inc.(a)                                                475,060
     13,709     Dean Foods Co.                                                              158,476
      1,660     Farmer Bros Co.(a)                                                           53,369
     29,403     Flowers Foods, Inc.                                                         567,791
      5,263     Fresh Del Monte Produce, Inc.                                               250,887
      3,781     Freshpet, Inc.(a)                                                            71,650
      1,073     Griffin Industrial Realty, Inc.                                              39,379

================================================================================

48  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
     16,146     Hain Celestial Group, Inc.(a)(b)                                       $    684,429
      9,837     Herbalife Ltd.(a)(b)                                                        666,162
     13,475     Hostess Brands, Inc.(a)                                                     199,565
      4,100     HQ Sustainable Maritime Industries, Inc.(a)(c)                                    -
     11,183     Ingredion, Inc.                                                           1,563,383
      2,381     J&J Snack Foods Corp.                                                       361,507
      1,422     John B Sanfilippo & Son, Inc.                                                89,942
     22,466     Lamb Weston Holdings, Inc.                                                1,268,206
      2,973     Lancaster Colony Corp.                                                      384,141
      3,491     Lifevantage Corp.(a)                                                         16,617
      1,804     Lifeway Foods, Inc.(a)(b)                                                    14,432
      2,404     Limoneira Co.                                                                53,850
      5,425     Lipocine, Inc.(a)                                                            18,662
        644     Mannatech, Inc.                                                               9,660
      1,806     Medifast, Inc.                                                              126,077
      1,817     MGP Ingredients, Inc.                                                       139,691
      4,434     Nutrisystem, Inc.                                                           233,228
      2,839     Phibro Animal Health Corp., Class A                                          95,106
      9,086     Pilgrim's Pride Corp.(a)                                                    282,211
     18,245     Pinnacle Foods, Inc.                                                      1,085,030
     10,224     Post Holdings, Inc.(a)(b)                                                   810,048
         59     Reliv International, Inc.(a)                                                    290
      2,724     Rocky Mountain Chocolate Factory, Inc.                                       32,143
      2,996     Sanderson Farms, Inc.                                                       415,785
         38     Seaboard Corp.                                                              167,580
      1,343     Seneca Foods Corp., Class A(a)                                               41,297
      4,220     The Simply Good Foods Co.(a)                                                 60,177
     13,636     Snyders-Lance, Inc.                                                         682,891
      2,779     Tootsie Roll Industries, Inc.(b)                                            101,156
      9,028     TreeHouse Foods, Inc.(a)                                                    446,525
     21,459     U.S. Foods Holding Corp.(a)                                                 685,186
      1,572     USANA Health Sciences, Inc.(a)                                              116,407
                                                                                       ------------
                                                                                         15,377,570
                                                                                       ------------
FORESTRY & PAPER - 0.2%
      2,534     Clearwater Paper Corp.(a)                                                   115,043
      1,574     Deltic Timber Corp.                                                         144,100
      9,442     Domtar Corp.                                                                467,568
     13,377     KapStone Paper and Packaging Corp.                                          303,547
      6,229     Mercer International, Inc.                                                   89,075
      2,503     Neenah Paper, Inc.                                                          226,897
      6,319     PH Glatfelter Co.                                                           135,479
     12,838     Resolute Forest Products(a)(b)                                              141,860
      2,308     Veritiv Corp.(a)                                                             66,701
      5,490     Verso Corp., Class A(a)                                                      96,459
                                                                                       ------------
                                                                                          1,786,729
                                                                                       ------------
GAS, WATER & MULTI-UTILITIES - 1.5%
      5,470     American States Water Co.                                                   316,768
     27,283     Aqua America, Inc.                                                        1,070,351
      1,250     Artesian Resources Corp., Class A                                            48,200
     16,286     Atmos Energy Corp.                                                        1,398,804
      9,641     Avista Corp.                                                                496,415
      4,834     Cadiz, Inc.(a)                                                               68,884
      7,033     California Water Service Group                                              318,947
      2,612     Chesapeake Utilities Corp.                                                  205,173
      2,258     Connecticut Water Service, Inc.                                             129,632
      1,170     Evoqua Water Technologies Corp.(a)                                           27,741
      3,673     Genie Energy Ltd., Class B                                                   16,014
      2,592     Middlesex Water Co.                                                         103,447
     13,759     National Fuel Gas Co.                                                       755,507
     12,980     New Jersey Resources Corp.                                                  521,796
      4,404     Northwest Natural Gas Co.                                                   262,699
      7,794     ONE Gas, Inc.                                                               570,988

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                                                   SCHEDULE OF INVESTMENTS |  49

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
     11,944     PNM Resources, Inc.                                                    $    483,135
      2,773     RGC Resources, Inc.                                                          75,093
      2,322     SJW Corp.                                                                   148,213
     12,485     South Jersey Industries, Inc.                                               389,907
      7,106     Southwest Gas Holdings, Inc.                                                571,891
      2,263     Spark Energy, Inc., Class A(b)                                               28,061
      6,930     Spire, Inc.                                                                 520,789
     26,803     UGI Corp.                                                                 1,258,401
     13,062     Vectren Corp.                                                               849,291
      7,652     WGL Holdings, Inc.                                                          656,848
      2,157     York Water Co.                                                               73,122
                                                                                       ------------
                                                                                         11,366,117
                                                                                       ------------
GENERAL INDUSTRIALS - 1.4%
     10,812     Actuant Corp., Class A                                                      273,544
     10,013     Aptargroup, Inc.                                                            863,922
     14,048     Bemis Co., Inc.                                                             671,354
     20,191     Berry Global Group, Inc.(a)                                               1,184,606
      9,566     Carlisle Cos., Inc.                                                       1,087,176
     21,282     Crown Holdings, Inc.(a)                                                   1,197,112
      4,188     CryoPort, Inc.(a)                                                            35,975
      3,673     Global Brass & Copper Holdings, Inc.                                        121,576
     49,693     Graphic Packaging Holding Co.                                               767,772
      3,637     Greif, Inc., Class A                                                        220,329
      1,017     Greif, Inc., Class B                                                         70,529
     11,862     Harsco Corp.(a)                                                             221,226
     13,665     ITT, Inc.                                                                   729,301
      4,881     Landec Corp.(a)                                                              61,501
      2,155     Multi-Color Corp.                                                           161,302
      3,762     Myers Industries, Inc.                                                       73,359
      5,878     Otter Tail Corp.                                                            261,277
     25,629     Owens-Illinois, Inc.(a)                                                     568,195
      5,522     Raven Industries, Inc.                                                      189,681
     15,645     Rexnord Corp.(a)                                                            407,083
     12,070     Silgan Holdings, Inc.                                                       354,737
     15,359     Sonoco Products Co.                                                         816,177
      6,652     TriMas Corp.(a)                                                             177,941
      1,471     UFP Technologies, Inc.(a)                                                    40,894
                                                                                       ------------
                                                                                         10,556,569
                                                                                       ------------
GENERAL RETAILERS - 4.1%
      5,670     1-800-Flowers.com, Inc., Class A(a)                                          60,669
      9,518     Aaron's, Inc.                                                               379,292
     10,514     Abercrombie & Fitch Co., Class A                                            183,259
      9,173     Adtalem Global Education, Inc.                                              385,725
      9,968     Altice USA, Inc., Class A(a)                                                211,621
        915     AMERCO                                                                      345,788
      1,386     America's Car-Mart, Inc.(a)(b)                                               61,885
     25,423     American Eagle  Outfitters, Inc.                                            477,952
      2,731     American Public Education, Inc.(a)                                           68,412
      8,054     ANGI Homeservices, Inc.(a)                                                   84,245
     32,796     Antero Resources Corp.(a)                                                   623,124
      3,061     Asbury Automotive Group, Inc.(a)                                            195,904
     25,130     Ascena Retail Group, Inc.(a)                                                 59,056
        652     At Home Group, Inc.(a)                                                       19,814
      9,193     AutoNation, Inc.(a)                                                         471,877
      2,014     AutoWeb, Inc.(a)                                                             18,146
      6,163     Barnes & Noble Education, Inc.(a)                                            50,783
      8,898     Barnes & Noble, Inc.                                                         59,617
      9,402     Beacon Roofing Supply, Inc.(a)                                              599,472
     21,609     Bed Bath & Beyond, Inc.                                                     475,182
      2,684     Big 5 Sporting Goods Corp.                                                   20,398
      6,639     Big Lots, Inc.                                                              372,780
      2,185     Boot Barn Holdings, Inc.(a)                                                  36,293
      2,758     Bridgepoint Education, Inc.(a)                                               22,891
      8,004     Bright Horizons Family Solutions, Inc.(a)                                   752,376
      3,973     Buckle, Inc.                                                                 94,359

================================================================================

50  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      2,727     Build-A-Bear Workshop, Inc.(a)                                         $     25,088
     10,694     Burlington Stores, Inc.(a)                                                1,315,683
      6,897     Caleres, Inc.                                                               230,912
      4,720     Cambium Learning Group, Inc.(a)                                              26,810
      1,792     Capella Education Co.                                                       138,701
      1,738     Care.com, Inc.(a)                                                            31,354
     10,687     Career Education Corp.(a)                                                   129,099
      2,462     Carriage Services, Inc.                                                      63,298
     11,105     Cars.com, Inc.(a)                                                           320,268
      2,969     Carvana Co.(a)(b)                                                            56,767
      3,894     Cato Corp., Class A                                                          61,992
     20,933     CDK Global, Inc.                                                          1,492,104
     12,092     Chegg, Inc.(a)                                                              197,341
      2,486     Chemed Corp.                                                                604,148
     19,485     Chico's FAS, Inc.                                                           171,858
      2,749     Children's Place, Inc.                                                      399,567
      6,159     Christopher & Banks Corp.(a)                                                  7,822
      2,593     Citi Trends, Inc.                                                            68,611
     15,034     Clean Energy Fuels Corp.(a)                                                  30,519
      1,741     Collectors Universe, Inc.                                                    49,862
      3,781     Conn's, Inc.(a)                                                             134,415
      2,847     Container Store Group, Inc.(a)                                               13,495
     31,934     Copart, Inc.(a)                                                           1,379,229
      2,770     Destination Maternity Corp.(a)                                                8,227
      8,559     Destination XL Group, Inc.(a)                                                18,830
     13,158     Dick's Sporting Goods, Inc.                                                 378,161
      3,366     Dillard's, Inc., Class A(b)                                                 202,128
     11,768     DSW, Inc., Class A                                                          251,953
      2,005     Emerald Expositions Events, Inc.(b)                                          40,782
     16,289     Etsy, Inc.(a)                                                               333,110
      7,906     EVINE Live, Inc.(a)                                                          11,068
     12,371     Express, Inc.(a)                                                            125,566
      6,356     Finish Line, Inc., Class A                                                   92,353
      8,397     Five Below, Inc.(a)                                                         556,889
      6,453     Francesca's Holdings Corp.(a)                                                47,171
      4,994     Fred's, Inc., Class A                                                        20,226
      3,190     FTD Cos., Inc.(a)                                                            22,936
      3,595     Gaia, Inc.(a)                                                                44,578
     15,760     GameStop Corp., Class A                                                     282,892
      3,006     Genesco, Inc.(a)                                                             97,695
      7,545     Grand Canyon Education, Inc.(a)                                             675,504
      3,063     Group 1 Automotive, Inc.                                                    217,381
     13,902     GrubHub, Inc.(a)(b)                                                         998,164
      9,276     Guess?, Inc.                                                                156,579
      3,228     Haverty Furniture Cos., Inc.                                                 73,114
      3,484     Hibbett Sports, Inc.(a)                                                      71,074
      9,955     Hillenbrand, Inc.                                                           444,988
     15,421     Houghton Mifflin Harcourt Co.(a)                                            143,415
      4,839     HSN, Inc.                                                                   195,254
      1,051     J. Jill, Inc.(a)                                                              8,198
     46,483     JC Penney Co., Inc.(a)(b)                                                   146,889
      5,636     K12, Inc.(a)                                                                 89,612
     21,349     KAR Auction Services, Inc.                                                1,078,338
      2,707     Kirkland's, Inc.(a)                                                          32,389
      2,026     Lands'End, Inc.(a)                                                           39,608
      5,435     Laureate Education, Inc., Class A(a)                                         73,699
      4,477     Liquidity Services, Inc.(a)                                                  21,713
      3,754     Lithia Motors, Inc., Class A                                                426,417
      4,057     Lumber Liquidators Holdings, Inc.(a)                                        127,349
      4,129     MarineMax, Inc.(a)                                                           78,038
      4,866     Matthews International Corp., Class A                                       256,925
     16,397     Michaels Cos., Inc.(a)(b)                                                   396,643
      5,679     Monro, Inc.                                                                 323,419
      5,262     Murphy USA, Inc.(a)(b)                                                      422,854
     84,453     Office Depot, Inc.                                                          298,967
      7,432     Ollie's Bargain Outlet Holdings, Inc.(a)(b)                                 395,754
      2,766     Overstock.com, Inc.(a)(b)                                                   176,747
      3,899     Party City Holdco, Inc.(a)                                                   54,391
      1,516     PCM, Inc.(a)(b)                                                              15,008
      5,762     Penske Automotive Group, Inc.                                               275,712

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                                                   SCHEDULE OF INVESTMENTS |  51

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
     12,905     Pier 1 Imports, Inc.                                                   $     53,427
      3,440     PriceSmart, Inc.                                                            296,184
      2,023     Providence Service Corp.(a)                                                 120,045
      5,145     RealNetworks, Inc.(a)(b)                                                     17,596
      5,786     Regis Corp.(a)                                                               88,873
      7,864     Rent-A-Center, Inc.                                                          87,290
      3,106     RH(a)                                                                       267,768
     15,119     Rollins, Inc.                                                               703,487
      5,240     Rush Enterprises, Inc., Class A(a)                                          266,244
     20,944     Sally Beauty Holdings, Inc.(a)                                              392,909
      4,842     Sears Holdings Corp.(a)                                                      17,334
     29,697     Service Corp. International                                               1,108,292
     21,046     ServiceMaster Global Holdings, Inc.(a)(b)                                 1,079,028
      2,381     Shoe Carnival, Inc.                                                          63,692
      5,172     Shutterfly, Inc.(a)                                                         257,307
      5,891     SiteOne Landscape Supply, Inc.(a)(b)                                        451,840
      4,134     Sonic Automotive, Inc., Class A                                              76,272
      6,051     Sotheby's(a)                                                                312,232
      2,950     SP Plus Corp.(a)                                                            109,445
      4,298     Sportsman's Warehouse Holdings, Inc.(a)(b)                                   28,410
      4,672     Stage Stores, Inc.                                                            7,849
      2,505     Stamps.com, Inc.(a)(b)                                                      470,940
      4,383     Stein Mart, Inc.(b)                                                           5,084
      1,653     Strayer Education, Inc.                                                     148,076
      7,130     Tailored Brands, Inc.                                                       155,648
      5,605     Tile Shop Holdings, Inc.                                                     53,808
      2,671     Titan Machinery, Inc.(a)                                                     56,545
     11,249     TrueCar, Inc.(a)                                                            125,989
      3,225     Trupanion, Inc.(a)                                                           94,396
      6,404     Tuesday Morning Corp.(a)                                                     17,611
     12,318     Urban Outfitters, Inc.(a)(b)                                                431,869
      4,031     Weight Watchers International, Inc.(a)                                      178,493
     11,717     Williams-Sonoma, Inc.                                                       605,769
        437     Winmark Corp.                                                                56,548
      2,839     Zumiez, Inc.(a)                                                              59,122
                                                                                       ------------
                                                                                         31,593,993
                                                                                       ------------
HEALTH CARE EQUIPMENT & SERVICES - 4.0%
      2,226     AAC Holdings, Inc.(a)                                                        20,034
      3,511     Abaxis, Inc.                                                                173,865
      6,466     ABIOMED, Inc.(a)                                                          1,211,793
     12,505     Acadia Healthcare Co., Inc.(a)(b)                                           408,038
     12,884     Accuray, Inc.(a)(b)                                                          55,401
      1,286     Addus HomeCare Corp.(a)                                                      44,753
      2,437     Almost Family, Inc.(a)                                                      134,888
      1,899     Alphatec Holdings, Inc.(a)                                                    5,051
      4,240     Amedisys, Inc.(a)                                                           223,490
      1,388     American Renal Associates Holdings, Inc.(a)                                  24,151
      1,873     Analogic Corp.                                                              156,864
      7,769     AngioDynamics, Inc.(a)                                                      129,198
      2,272     Anika Therapeutics, Inc.(a)(b)                                              122,484
     26,095     Antares Pharma, Inc.(a)                                                      51,929
      5,376     AtriCure, Inc.(a)                                                            98,058
        224     Atrion Corp.                                                                141,254
      4,935     AxoGen, Inc.(a)                                                             139,661
      3,214     Bio-Rad Laboratories, Inc., Class A(a)                                      767,085
     11,125     Biolase, Inc.(a)                                                              4,744
     20,256     BioScrip, Inc.(a)                                                            58,945
      4,630     BioTelemetry, Inc.(a)(b)                                                    138,437
      4,719     Bovie Medical Corp.(a)                                                       12,269
     28,171     Brookdale Senior Living, Inc.(a)                                            273,268
     16,600     Bruker Corp.                                                                569,712
     11,783     CalAtlantic Group, Inc.                                                     664,443
      5,957     Cantel Medical Corp.                                                        612,797
      4,670     Capital Senior Living Corp.(a)(b)                                            62,998
      5,198     Cardiovascular Systems, Inc.(a)(b)                                          123,141
      2,868     Civitas Solutions, Inc.(a)                                                   49,043
      6,713     Cogentix Medical, Inc.(a)                                                    21,146
     17,321     Community Health    Systems, Inc.(a)(b)                                      73,787
      5,799     ConforMIS, Inc.(a)(b)                                                        13,802
      3,573     CONMED Corp.                                                                182,116
     20,807     Corindus Vascular Robotics, Inc.(a)(b)                                       21,015

================================================================================

52  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      1,635     Corvel Corp.(a)                                                        $     86,492
      4,639     CryoLife, Inc.(a)                                                            88,837
      2,275     Cutera, Inc.(a)                                                             103,171
      4,303     CytoSorbents Corp.(a)(b)                                                     27,970
     13,180     DexCom, Inc.(a)(b)                                                          756,400
     14,780     Encompass Health Corp.                                                      730,280
     12,883     Endologix, Inc.(a)                                                           68,924
      6,892     Ensign Group, Inc.                                                          153,002
      1,544     Entellus Medical, Inc.(a)                                                    37,658
      1,877     Exactech, Inc.(a)                                                            92,818
     16,250     Five Star Senior Living, Inc.(a)                                             24,375
      4,592     Fluidigm Corp.(a)(b)                                                         27,047
      1,417     FONAR Corp.(a)                                                               34,504
      5,313     Genesis Healthcare, Inc.(a)(b)                                                4,053
      7,790     GenMark Diagnostics, Inc.(a)(b)                                              32,484
      4,900     Glaukos Corp.(a)(b)                                                         125,685
     11,083     Globus Medical, Inc., Class A(a)                                            455,511
      7,760     Haemonetics Corp.(a)                                                        450,701
      7,764     Halyard Health, Inc.(a)                                                     358,542
     11,747     Healthcare Services Group, Inc.                                             619,302
      3,976     HealthStream, Inc.(a)                                                        92,084
      9,945     Hill-Rom Holdings, Inc.                                                     838,264
     13,041     HMS Holdings Corp.(a)                                                       221,045
      2,348     ICU Medical, Inc.(a)                                                        507,168
      2,528     Inogen, Inc.(a)                                                             301,034
      9,429     Insulet Corp.(a)                                                            650,601
      9,568     Integra LifeSciences Holdings Corp.(a)                                      457,925
      4,481     Intersect ENT, Inc.(a)                                                      145,184
      4,891     Invacare Corp.                                                               82,413
      2,986     iRhythm Technologies, Inc.(a)                                               167,365
     13,316     Juno Therapeutics, Inc.(a)(b)                                               608,674
      6,090     K2M Group Holdings, Inc.(a)                                                 109,620
     12,162     Kindred Healthcare, Inc.                                                    117,971
      4,633     Lantheus Holdings, Inc.(a)                                                   94,745
      2,222     LeMaitre Vascular, Inc.                                                      70,749
      2,418     LHC Group, Inc.(a)                                                          148,103
      6,081     LifePoint Health, Inc.(a)                                                   302,834
      6,732     LivaNova PLC(a)                                                             538,021
      3,447     Magellan Health, Inc.(a)                                                    332,808
      7,196     Masimo Corp.(a)                                                             610,221
     14,693     MEDNAX, Inc.(a)                                                             785,194
      6,734     Meridian Bioscience, Inc.                                                    94,276
      8,267     Merit Medical Systems, Inc.(a)                                              357,134
      6,739     Molina Healthcare, Inc.(a)                                                  516,747
      4,291     Natera, Inc.(a)                                                              38,576
      1,472     National Healthcare Corp.                                                    89,704
      5,169     Natus Medical, Inc.(a)                                                      197,456
     26,297     Navidea Biopharmaceuticals, Inc.(a)                                           9,428
      6,464     Neogen Corp.(a)                                                             531,405
      9,277     NeoGenomics, Inc.(a)(b)                                                      82,194
      4,286     Nevro Corp.(a)                                                              295,905
      7,914     NuVasive, Inc.(a)                                                           462,890
     10,176     NxStage Medical, Inc.(a)                                                    246,565
      6,517     Omnicell, Inc.(a)                                                           316,075
      9,831     OraSure Technologies, Inc.(a)                                               185,413
      2,789     Orthofix International NV(a)                                                152,558
      9,148     Owens & Minor, Inc.                                                         172,714
      4,535     Penumbra, Inc.(a)(b)                                                        426,744
      1,320     Psychemedics Corp.                                                           27,139
      4,380     Quidel Corp.(a)                                                             189,873
      4,330     Quorum Health Corp.(a)(b)                                                    27,019
     14,948     R1 RCM, Inc.(a)                                                              65,921
      5,911     RadNet, Inc.(a)                                                              59,701
      4,605     Retractable Technologies, Inc.(a)                                             3,131
      7,565     Rockwell Medical, Inc.(a)(b)                                                 44,028
     10,112     RTI Surgical, Inc.(a)                                                        41,459
      1,779     SeaSpine Holdings Corp.(a)                                                   18,004
     16,098     Select Medical Holdings Corp.(a)                                            284,130

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

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
---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      4,759     Spark Therapeutics, Inc.(a)(b)                                         $    244,708
      5,027     STAAR Surgical Co.(a)                                                        77,919
     13,340     STERIS PLC                                                                1,166,850
      3,215     Surgery Partners, Inc.(a)(b)                                                 38,902
      2,327     SurModics, Inc.(a)                                                           65,156
      4,053     T2 Biosystems, Inc.(a)                                                       16,698
      1,840     Tactile Systems Technology, Inc.(a)                                          53,323
        367     Tandem Diabetes Care, Inc.(a)                                                   866
      7,825     Teladoc, Inc.(a)                                                            272,701
      7,031     Teleflex, Inc.                                                            1,749,453
     12,189     Tenet Healthcare Corp.(a)                                                   184,785
      5,011     Tivity Health, Inc.(a)                                                      183,152
      3,526     Triple-S Management Corp., Class B(a)                                        87,621
      1,955     U.S. Physical Therapy, Inc.                                                 141,151
        662     Utah Medical Products, Inc.                                                  53,887
      5,658     Varex Imaging Corp.(a)(b)                                                   227,282
      7,494     ViewRay, Inc.(a)(b)                                                          69,394
      1,837     Viveve Medical, Inc.(a)(b)                                                    9,130
      7,053     WellCare Health Plans, Inc.(a)                                            1,418,429
     11,434     West Pharmaceutical Services, Inc.                                        1,128,193
     17,581     Wright Medical Group NV(a)                                                  390,298
      2,989     Zafgen, Inc.(a)                                                              13,809
                                                                                       ------------
                                                                                         30,779,335
                                                                                       ------------
HOUSEHOLD GOODS & HOME CONSTRUCTION - 1.7%
     16,442     ACCO Brands Corp.(a)                                                        200,592
      1,739     Bassett Furniture Industries, Inc.                                           65,386
      5,712     Beazer Homes USA, Inc.(a)                                                   109,728
      6,373     Briggs & Stratton Corp.                                                     161,683
      1,393     Cavco Industries, Inc.(a)                                                   212,572
      6,265     Central Garden & Pet Co., Class A(a)                                        236,253
      3,342     Century Communities, Inc.(a)                                                103,936
      1,034     Compx International, Inc.                                                    13,752
      1,729     Comstock Holdings Cos., Inc.(a)                                               3,112
      2,900     Dixie Group, Inc.(a)                                                         11,165
      8,921     Edgewell Personal Care Co.(a)                                               529,818
      9,658     Energizer Holdings, Inc.                                                    463,391
      3,943     Ethan Allen Interiors, Inc.                                                 112,770
      1,215     Flexsteel Industries, Inc.                                                   56,838
      2,823     Forward Industries, Inc.(a)                                                   3,472
      1,598     Hamilton Beach Brands Holding Co.                                            41,053
      8,959     Herman Miller, Inc.                                                         358,808
      6,656     HNI Corp.                                                                   256,722
      1,876     Hooker Furniture Corp.                                                       79,636
     21,351     Hovnanian Enterprises, Inc., Class A(a)                                      71,526
      9,610     Interface, Inc.                                                             241,692
      4,266     iRobot Corp.(a)                                                             327,202
     12,278     KB Home                                                                     392,282
      7,374     Knoll, Inc.                                                                 169,897
      7,437     La-Z-Boy, Inc.                                                              232,034
      2,808     LGI Homes, Inc.(a)                                                          210,684
      3,627     Libbey, Inc.                                                                 27,275
      2,050     Lifetime Brands, Inc.                                                        33,825
      4,013     M/I Homes, Inc.(a)                                                          138,047
      6,411     MDC Holdings, Inc.                                                          204,383
      5,844     Meritage Homes Corp.(a)                                                     299,213
        790     National Presto Industries, Inc.                                             78,566
        549     NVR, Inc.(a)                                                              1,926,013
      1,129     Oil-Dri Corp. of America                                                     46,854
      6,384     Scotts Miracle-Gro Co., Class A                                             683,024
      6,400     Sleep Number Corp.(a)                                                       240,576
      3,826     Spectrum Brands Holdings, Inc.                                              430,042
     12,921     Steelcase, Inc., Class A                                                    196,399

================================================================================

54  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
     10,966     Taylor Morrison Home Corp., Class A(a)                                 $    268,338
      7,002     Tempur Sealy International, Inc.(a)                                         438,955
     23,979     Toll Brothers, Inc.                                                       1,151,520
     25,458     TRI Pointe Group, Inc.(a)                                                   456,225
      7,915     Tupperware Brands Corp.                                                     496,270
      5,315     Virco Manufacturing  Corp.                                                   26,841
      6,202     Wayfair, Inc., Class A(a)                                                   497,835
      2,313     WD-40 Co.                                                                   272,934
      4,111     William Lyon Homes, Class A(a)                                              119,548
                                                                                       ------------
                                                                                         12,698,687
                                                                                       ------------
INDUSTRIAL ENGINEERING - 3.3%
     10,320     AGCO Corp.                                                                  737,158
      1,607     Alamo Group, Inc.                                                           181,382
      4,299     Albany International Corp., Class A                                         264,174
      4,683     Altra Industrial Motion Corp.                                               236,023
      1,354     American Railcar Industries, Inc.                                            56,381
      2,944     Astec Industries, Inc.                                                      172,224
      8,137     Babcock & Wilcox Enterprises, Inc.(a)(b)                                     46,218
      4,880     Broadwind Energy, Inc.(a)                                                    13,274
      4,277     Ceco Environmental Corp.                                                     21,941
        494     Chicago Rivet & Machine Co.(b)                                               15,709
      2,547     CIRCOR International, Inc.(b)                                               123,988
     15,461     Colfax Corp.(a)(b)                                                          612,565
      2,933     Columbus McKinnon Corp.                                                     117,261
      5,294     Commercial Vehicle Group, Inc.(a)                                            56,593
      8,061     Crane Co.                                                                   719,202
      2,800     DMC Global, Inc.                                                             70,140
     20,008     Donaldson Co., Inc.                                                         979,392
      3,445     Douglas Dynamics, Inc.                                                      130,221
      5,232     Energy Recovery, Inc.(a)(b)                                                  45,780
      3,440     EnPro Industries, Inc.                                                      321,674
      9,098     Federal Signal Corp.                                                        182,779
      5,838     Franklin Electric Co., Inc.                                                 267,964
      2,656     FreightCar America, Inc.                                                     45,364
      8,550     Gardner Denver Holdings, Inc.(a)                                            290,101
      6,015     GATX Corp.                                                                  373,892
      2,838     Gorman-Rupp Co.                                                              88,574
     26,261     Graco, Inc.                                                               1,187,568
      1,902     Graham Corp.                                                                 39,809
      4,279     Greenbrier Cos., Inc.                                                       228,071
      4,783     H&E Equipment Services, Inc.                                                194,429
      3,297     Horizon Global Corp.(a)                                                      46,224
      1,373     Hurco Cos., Inc.                                                             57,941
      1,727     Hyster-Yale Materials Handling, Inc.                                        147,071
     11,736     IDEX Corp.                                                                1,548,800
      4,869     John Bean Technologies Corp.                                                539,485
      1,829     Kadant, Inc.                                                                183,632
     11,991     Kennametal, Inc.                                                            580,484
        998     Key Technology, Inc.(a)                                                      18,393
      5,240     Kimball International, Inc., Class B                                         97,831
      9,781     Lincoln Electric Holdings, Inc.                                             895,744
      1,858     Lindsay Corp.                                                               163,876
      2,799     Lydall, Inc.(a)                                                             142,049
      2,717     Manitex International, Inc.(a)                                               26,083
      5,858     The Manitowoc Co., Inc.(a)                                                  230,454
      3,097     Materion Corp.                                                              150,514
     14,861     Meritor, Inc.(a)                                                            348,639
      8,629     Middleby Corp.(a)(b)                                                      1,164,484
      8,386     Milacron Holdings Corp.(a)                                                  160,508
      2,019     Miller Industries, Inc.                                                      52,090
      4,976     MSA Safety, Inc.                                                            385,739
      9,270     Mueller Industries, Inc.                                                    328,436
        799     NACCO Industries, Inc., Class A                                              30,082

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                                                   SCHEDULE OF INVESTMENTS |  55

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      9,906     Navistar International Corp.(a)(b)                                     $    424,769
      4,181     NN, Inc.                                                                    115,396
      7,922     Nordson Corp.                                                             1,159,781
     11,784     Oshkosh Corp.                                                             1,071,048
      4,271     Paylocity Holding  Corp.(a)                                                 201,420
      1,937     Perma-Pipe International Holdings, Inc.(a)                                   17,433
      3,660     Proto Labs, Inc.(a)                                                         376,980
      1,759     REV Group, Inc.                                                              57,220
      5,545     Spartan Motors, Inc.                                                         87,334
      6,490     SPX Corp.(a)                                                                203,721
      6,381     SPX FLOW, Inc.(a)                                                           303,417
      2,053     Standex International  Corp.                                                209,098
      3,942     Sun Hydraulics Corp.                                                        255,008
      2,625     Tennant Co.                                                                 190,706
     13,178     Terex Corp.                                                                 635,443
     10,466     Timken Co.                                                                  514,404
      5,808     TimkenSteel Corp.(a)                                                         88,224
     16,519     Toro Co.                                                                  1,077,534
     23,378     Trinity Industries, Inc.                                                    875,777
      1,831     Twin Disc, Inc.(a)                                                           48,650
     10,252     Wabash National Corp.                                                       222,468
     13,427     Wabtec Corp.(b)                                                           1,093,361
     22,964     Welbilt, Inc.(a)                                                            539,884
      8,805     Woodward, Inc.                                                              673,935
                                                                                       ------------
                                                                                         25,561,421
                                                                                       ------------
INDUSTRIAL METALS & MINING - 1.0%
     48,142     AK Steel Holding Corp.(a)                                                   272,489
     26,331     Alcoa Corp.(a)                                                            1,418,451
     16,681     Allegheny Technologies, Inc.(a)                                             402,679
      1,955     Ampco-Pittsburgh Corp.                                                       24,242
      7,069     Carpenter Technology Corp.                                                  360,448
      7,937     Century Aluminum Co.(a)                                                     155,883
     45,148     Cleveland-Cliffs, Inc.(a)                                                   325,524
     17,547     Commercial Metals Co.                                                       374,102
      2,787     Friedman Industries, Inc.                                                    15,830
      2,039     Haynes International, Inc.                                                   65,350
      2,778     Kaiser Aluminum Corp.                                                       296,829
     36,703     McEwen Mining, Inc.(a)(b)                                                    83,683
      1,597     Olympic Steel, Inc.                                                          34,320
     11,267     Reliance Steel & Aluminum Co.                                               966,596
      2,400     Ryerson Holding Corp.(a)                                                     24,960
     36,801     Steel Dynamics, Inc.                                                      1,587,227
      2,147     Synalloy Corp.                                                               28,770
     27,323     United States Steel Corp.                                                   961,496
      1,302     Universal Stainless & Alloy Products, Inc.(a)                                27,889
     19,733     Uranium Energy Corp.(a)                                                      34,928
      6,911     Worthington Industries, Inc.                                                304,499
                                                                                       ------------
                                                                                          7,766,195
                                                                                       ------------
INDUSTRIAL TRANSPORTATION - 1.5%
     14,722     Air Lease Corp.                                                             707,981
      7,220     Air Transport Services Group, Inc.(a)(b)                                    167,071
      8,419     Aircastle Ltd.                                                              196,920
      3,519     ArcBest Corp.                                                               125,804
      3,769     Atlas Air Worldwide Holdings, Inc.(a)                                       221,052
      2,930     CAI International, Inc.(a)                                                   82,978
      4,175     Celadon Group, Inc.                                                          26,720
      2,275     Covenant Transportation Group, Inc., Class A(a)                              65,361
      3,674     Daseke, Inc.(a)                                                              52,501
        560     Dorian LPG Ltd.(a)(b)                                                         4,603
      4,536     Echo Global Logistics, Inc.(a)                                              127,008
      4,502     Forward Air Corp.                                                           258,595
      1,209     FRP Holdings, Inc.(a)                                                        53,498
      2,047     Genco Shipping & Trading Ltd.(a)                                             27,266
     12,477     Gener8 Maritime, Inc.(a)                                                     82,598
      9,759     Genesee & Wyoming, Inc., Class A(a)(b)                                      768,326
      6,722     Heartland Express, Inc.                                                     156,892
      5,287     Hub Group, Inc., Class A(a)                                                 253,247

================================================================================

56  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      6,407     International Seaways, Inc.(a)                                         $    118,273
      8,071     Kirby Corp.(a)                                                              539,143
     18,927     Knight-Swift  Transportation Holdings, Inc.                                 827,532
      6,328     Landstar System, Inc.(b)                                                    658,745
     11,772     Macquarie Infrastructure Corp.                                              755,762
      5,945     Marten Transport Ltd.                                                       120,684
      6,329     Matson, Inc.                                                                188,857
     10,806     Old Dominion Freight Line, Inc.                                           1,421,529
      5,813     Overseas Shipholding Group, Inc., Class A(a)                                 15,928
        659     PAM Transportation Services, Inc.(a)                                         22,920
        627     Patriot Transportation Holding, Inc.(a)                                      11,029
      8,457     PHH Corp.(a)                                                                 87,107
      3,916     Radiant Logistics, Inc.(a)                                                   18,014
      5,032     Rand Logistics, Inc.(a)                                                         785
      4,706     Roadrunner Transportation Systems, Inc.(a)                                   36,283
      7,941     Ryder System, Inc.                                                          668,394
      4,133     Saia, Inc.(a)                                                               292,410
      3,952     Schneider National, Inc., Class B                                           112,869
      6,337     Triton International Ltd.(a)                                                237,321
      1,233     Universal Logistics  Holdings, Inc.                                          29,284
      1,622     USA Truck, Inc.(a)                                                           29,407
      6,158     Werner Enterprises, Inc.                                                    238,007
      8,960     Wesco Aircraft Holdings, Inc.(a)                                             66,304
      1,351     Willis Lease Finance Corp.(a)                                                33,734
     10,630     World Fuel Services Corp.                                                   299,128
     15,154     XPO Logistics, Inc.(a)(b)                                                 1,388,046
      4,920     YRC Worldwide, Inc.(a)                                                       70,750
                                                                                       ------------
                                                                                         11,666,666
                                                                                       ------------
LEISURE GOODS - 1.1%
      4,802     Acushnet Holdings Corp.                                                     101,226
      1,429     Akoustis Technologies, Inc.(a)(b)                                             8,903
     13,583     Brunswick Corp.                                                             750,053
     14,931     Callaway Golf Co.(b)                                                        207,989
      3,256     Camping World Holdings, Inc., Class A                                       145,641
      4,738     Clarus Corp.(a)(b)                                                           37,193
      6,100     Eastman Kodak Co.(a)                                                         18,910
      2,070     Escalade, Inc.                                                               25,461
     27,915     Fitbit, Inc., Series A(a)                                                   159,400
      6,431     Fox Factory Holding Corp.(a)                                                249,844
     17,785     Glu Mobile, Inc.(a)                                                          64,737
     15,121     GoPro, Inc., Class A(a)(b)                                                  114,466
        710     Johnson Outdoors, Inc., Class A                                              44,084
      3,780     LCI Industries                                                              491,400
      3,744     Malibu Boats, Inc.(a)                                                       111,309
      1,493     Marine Products Corp.                                                        19,021
      2,500     MCBC Holdings, Inc.(a)                                                       55,550
      4,821     Nautilus, Inc.(a)                                                            64,360
      9,151     Polaris Industries, Inc.                                                  1,134,633
      6,438     Pool Corp.                                                                  834,687
     16,922     Take-Two Interactive Software, Inc.(a)                                    1,857,697
      7,641     Thor Industries, Inc.                                                     1,151,652
      2,235     Universal Electronics, Inc.(a)(b)                                           105,604
      9,083     Vista Outdoor, Inc.(a)                                                      132,339
      4,162     Winnebago Industries, Inc.                                                  231,407
      4,053     Zedge, Inc., Class B(a)                                                      11,143
                                                                                       ------------
                                                                                          8,128,709
                                                                                       ------------
LIFE INSURANCE - 0.4%
     11,676     American Equity Investment Life Holding Co.                                 358,803
      3,104     AMERISAFE, Inc.                                                             191,206
      2,927     Atlantic American Corp.                                                       9,805
      8,213     Citizens, Inc.(a)                                                            60,366

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                                                   SCHEDULE OF INVESTMENTS |  57

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
     26,587     CNO Financial Group, Inc.                                              $    656,433
      2,920     eHealth, Inc.(a)                                                             50,720
      5,791     Employers Holdings, Inc.                                                    257,120
      1,787     FBL Financial Group, Inc., Class A                                          124,465
     72,970     Genworth Financial, Inc., Class A(a)                                        226,940
      2,459     Health Insurance Innovations, Inc., Class A(a)                               61,352
      1,686     Independence Holding Co.                                                     46,281
        376     National Western Life  Group, Inc., Class A                                 124,464
      6,834     Primerica, Inc.                                                             693,993
                                                                                       ------------
                                                                                          2,861,948
                                                                                       ------------
MEDIA - 3.6%
     11,802     Acxiom Corp.(a)                                                             325,263
      3,599     AH Belo Corp., Class A                                                       17,275
      8,251     AMC Networks, Inc., Class A(a)                                              446,214
      2,129     Ascent Capital Group, Inc., Class A(a)                                       24,462
      5,767     Avid Technology, Inc.(a)                                                     31,084
      2,692     Beasley Broadcasting Group, Inc., Class A                                    36,073
        747     Cable One, Inc.                                                             525,402
     16,001     Central European Media Enterprises Ltd., Class A(a)                          74,405
      5,624     Clear Channel Outdoor Holdings, Inc., Class A                                25,870
      4,661     Cogint, Inc.(a)                                                              20,508
      1,461     CSS Industries, Inc.                                                         40,660
         50     CTN Media Group, Inc.(a)(c)                                                       -
      8,934     Dolby Laboratories, Inc., Class A                                           553,908
      5,713     Dun & Bradstreet Corp.                                                      676,476
      2,653     Emmis Communications Corp., Class A(a)                                        9,392
     21,239     Entercom Communications Corp., Class A                                      229,381
     10,513     Entravision Communications Corp., Class A                                    75,168
      8,572     EW Scripps Co., Class A(a)                                                  133,980
      6,258     FactSet Research Systems, Inc.                                            1,206,292
     17,822     Gannett Co., Inc.                                                           206,557
      7,875     Global Eagle Entertainment, Inc.(a)(b)                                       18,034
        728     Graham Holdings Co., Class B                                                406,479
     10,007     Gray Television, Inc.(a)                                                    167,617
     60,701     Groupon, Inc.(a)                                                            309,575
      6,749     Harte-Hanks, Inc.(a)                                                          6,403
      7,652     John Wiley & Sons, Inc., Class A                                            503,119
     12,881     Lamar Advertising Co., Class A                                              956,285
      8,464     Lee Enterprises, Inc.(a)                                                     19,890
      4,557     Liberty Broadband Corp., Class A(a)                                         387,573
     23,203     Liberty Broadband Corp., Class C(a)                                       1,975,968
     35,705     Liberty Global PLC, Class A(a)                                            1,279,667
     91,995     Liberty Global PLC, Class C(a)                                            3,113,145
      6,706     Liberty Global PLC LiLAC, Class A(a)                                        135,126
     17,478     Liberty Global PLC LiLAC, Class C(a)(b)                                     347,637
     63,647     Liberty Interactive Corp QVC Group, Series A(a)                           1,554,260
      3,415     Liberty Media Corp-Liberty Formula One, Class A(a)(b)                       111,739
     31,342     Liberty Media Corp-Liberty Formula One, Class C(a)                        1,070,643

================================================================================

58  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
     13,849     Liberty Media Corp. - Liberty SiriusXM, Class A(a)(b)                  $    549,251
     26,707     Liberty Media Corp. - Liberty SiriusXM, Class C(a)                        1,059,200
      9,936     Lions Gate Entertainment Corp., Class A(a)                                  335,936
     17,152     Lions Gate Entertainment Corp., Class B(a)                                  544,405
     20,841     Live Nation Entertainment, Inc.(a)                                          887,201
      5,246     Marchex, Inc., Class B(a)                                                    16,945
      1,090     McClatchy Co., Class A(a)                                                     9,734
      5,876     Meredith Corp.                                                              388,110
      2,851     Morningstar, Inc.                                                           276,462
      9,903     MSG Networks, Inc., Class A(a)                                              200,536
      9,730     National CineMedia, Inc.                                                     66,748
      9,733     New Media Investment Group, Inc.                                            163,320
     18,334     New York Times Co., Class A                                                 339,179
      7,209     Nexstar Media Group, Inc., Class A                                          563,744
     22,277     Outfront Media, Inc.                                                        516,826
     37,583     Pandora Media, Inc.(a)                                                      181,150
      7,427     QuinStreet, Inc.(a)                                                          62,238
     11,904     Quotient Technology, Inc.(a)(b)                                             139,872
      4,264     Remark Holdings, Inc.(a)(b)                                                  41,489
      2,226     Roku, Inc.(a)                                                               115,262
      6,574     Rubicon Project, Inc.(a)                                                     12,293
      1,046     Saga Communications, Inc., Class A                                           42,311
      4,495     Scholastic Corp.                                                            180,294
     12,177     Sinclair Broadcast Group, Inc., Class A                                     460,899
    234,792     Sirius XM Holdings, Inc.                                                  1,258,491
      3,165     SPAR Group, Inc.(a)                                                           3,893
      2,802     TechTarget, Inc.(a)                                                          39,004
     33,291     TEGNA, Inc.                                                                 468,737
     16,585     TheStreet, Inc.(a)                                                           24,048
     15,065     Time, Inc.                                                                  277,949
      2,912     Trade Desk, Inc., Class A(a)(b)                                             133,166
     11,076     Tribune Media Co., Class A                                                  470,398
      3,616     TRONC, Inc.(a)                                                               63,605
        906     Value Line, Inc.                                                             17,531
      4,167     XO Group, Inc.(a)                                                            76,923
     11,606     Yelp, Inc.(a)                                                               486,988
                                                                                       ------------
                                                                                         27,495,668
                                                                                       ------------
MINING - 0.5%
      3,734     Arch Coal, Inc., Class A                                                    347,859
      9,192     Cloud Peak Energy, Inc.(a)                                                   40,904
     28,493     Coeur Mining, Inc.(a)                                                       213,698
      5,446     Compass Minerals International, Inc.                                        393,474
      4,032     CONSOL Energy, Inc.(a)                                                      159,304
     23,727     Fairmount Santrol Holdings, Inc.(a)                                         124,092
     21,436     General Moly, Inc.(a)                                                         7,061
      8,706     Gold Resource Corp.                                                          38,306
      9,302     Golden Minerals Co.(a)(b)                                                     4,018
      1,809     Hallador Energy Co.                                                          11,017
     61,701     Hecla Mining Co.                                                            244,957
     15,579     Peabody Energy Corp.(a)                                                     613,345
      5,475     Pershing Gold Corp.(a)                                                       13,140
     10,083     Royal Gold, Inc.                                                            828,016
     15,315     Solitario Zinc Corp.(a)                                                       9,229
      9,743     SunCoke Energy, Inc.(a)                                                     116,819
     12,423     U.S. Silica Holdings, Inc.                                                  404,493
         74     US Gold Corp.(a)                                                                121
      2,392     Warrior Met Coal, Inc.                                                       60,159
      3,275     Westmoreland Coal Co.(a)                                                      3,963
                                                                                       ------------
                                                                                          3,633,975
                                                                                       ------------
MOBILE TELECOMMUNICATIONS - 0.6%
      1,577     ATN International, Inc.                                                      87,145
     62,872     Globalstar, Inc.(a)(b)                                                       82,364
     12,372     Iridium Communications,  Inc.(a)                                            145,990
     14,857     NII Holdings, Inc.(a)                                                         6,304
     12,823     ORBCOMM, Inc.(a)                                                            130,538
      1,832     pdvWireless, Inc.(a)                                                         58,807

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                                                   SCHEDULE OF INVESTMENTS |  59

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
---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      8,741     Shenandoah Telecommunications Co.                                      $    295,446
      3,740     Spok Holdings, Inc.                                                          58,531
    104,043     Sprint Corp.(a)                                                             612,819
     44,645     T-Mobile U.S., Inc.(a)                                                    2,835,404
     15,218     Telephone & Data Systems, Inc.                                              423,060
      1,710     United States Cellular Corp.(a)                                              64,347
                                                                                       ------------
                                                                                          4,800,755
                                                                                       ------------
NONLIFE INSURANCE - 3.1%
      2,323     Alleghany Corp.(a)                                                        1,384,717
      6,380     Ambac Financial Group, Inc.(a)                                              101,952
     10,575     American Financial Group, Inc.                                            1,147,810
      1,133     American National Insurance Co.                                             145,307
     14,768     AmTrust Financial Services, Inc.                                            148,714
     20,345     Arch Capital Group Ltd.(a)                                                1,846,806
      4,567     Argo Group International Holdings Ltd.                                      281,556
      9,432     Aspen Insurance Holdings Ltd.                                               382,939
     18,111     Assured Guaranty Ltd.                                                       613,420
     11,509     Athene Holding Ltd., Class A(a)                                             595,130
     12,768     Axis Capital Holdings Ltd.                                                  641,720
      2,261     Baldwin & Lyons, Inc., Class B                                               54,151
     17,946     Brown & Brown, Inc.                                                         923,501
      4,047     CNA Financial Corp.                                                         214,693
      2,337     Donegal Group, Inc., Class A                                                 40,430
      1,652     EMC Insurance Group, Inc.                                                    47,396
      1,653     Enstar Group Ltd.(a)                                                        331,840
      2,694     Erie Indemnity Co., Class A                                                 328,237
      2,537     Federated National Holding Co.                                               42,038
      8,599     First Acceptance Corp.(a)                                                    10,233
     17,443     First American Financial Corp.                                              977,506
      1,701     Global Indemnity Ltd.(a)                                                     71,476
      5,039     Greenlight Capital Re Ltd., Class A(a)                                      101,284
      6,734     Hanover Insurance Group, Inc.                                               727,811
      1,768     HCI Group, Inc.                                                              52,863
      4,282     Heritage Insurance Holdings, Inc.                                            77,162
     12,181     Hilltop Holdings, Inc.                                                      308,545
      6,108     Horace Mann Educators Corp.                                                 269,363
      1,998     Infinity Property & Casualty Corp.                                          211,788
      3,102     James River Group Holdings Ltd.                                             124,111
      7,415     Kemper Corp.                                                                510,893
      2,771     Kinsale Capital Group, Inc.                                                 124,695
     11,098     Maiden Holdings Ltd.                                                         73,247
      2,187     Markel Corp.(a)(b)                                                        2,491,277
     15,602     MBIA, Inc.(a)(b)                                                            114,207
      5,530     Mercury General Corp.                                                       295,523
      9,620     National General Holdings Corp.                                             188,937
      3,594     Navigators Group, Inc.                                                      175,028
     38,385     Old Republic International Corp.                                            820,693
      7,994     ProAssurance Corp.                                                          456,857
      9,964     Reinsurance Group of America, Inc.                                        1,553,686
      6,043     RenaissanceRe Holdings Ltd.                                                 758,940
      6,231     RLI Corp.                                                                   377,972
      2,336     Safety Insurance Group, Inc.                                                187,814
      9,298     Selective Insurance Group, Inc.                                             545,793
      2,450     State Auto Financial Corp.                                                   71,344

================================================================================

60  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      9,561     Third Point Reinsurance Ltd.(a)                                        $    140,069
      3,306     United Fire Group, Inc.                                                     150,687
      3,080     United Insurance Holdings Corp.                                              53,130
      4,997     Universal Insurance Holdings, Inc.                                          136,668
     12,352     Validus Holdings Ltd.                                                       579,556
     15,246     W.R. Berkley Corp.                                                        1,092,376
        553     White Mountains Insurance Group Ltd.                                        470,758
                                                                                       ------------
                                                                                         23,574,649
                                                                                       ------------
OIL & GAS PRODUCERS - 2.9%
     26,599     Abraxas Petroleum Corp.(a)                                                   65,434
        460     Adams Resources & Energy, Inc.                                               20,010
      5,719     Approach Resources, Inc.(a)                                                  16,928
      4,904     Barnwell Industries, Inc.(a)                                                 10,200
     10,675     Bill Barrett Corp.(a)                                                        54,763
      2,943     Bonanza Creek Energy, Inc.(a)                                                81,197
      5,367     California Resources Corp.(a)                                               104,334
     32,726     Callon Petroleum Co.(a)(b)                                                  397,621
     12,186     Carrizo Oil & Gas, Inc.(a)                                                  259,318
     22,839     Centennial Resource Development, Inc., Class A(a)                           452,212
     32,324     Cheniere Energy, Inc.(a)                                                  1,740,324
     32,261     CNX Resources Corp.(a)                                                      471,978
      2,950     Comstock Resources, Inc.(a)                                                  24,957
      4,568     Contango Oil & Gas Co.(a)                                                    21,515
     13,189     Continental Resources, Inc.(a)                                              698,621
      2,373     CVR Energy, Inc.                                                             88,371
      5,308     Dawson Geophysical Co.(a)                                                    26,381
     10,501     Delek US Holdings, Inc.(b)                                                  366,905
     62,277     Denbury Resources, Inc.(a)                                                  137,634
     15,489     Diamondback Energy, Inc.(a)                                               1,955,486
      5,174     Earthstone Energy, Inc., Class A(a)                                          55,000
     13,713     Eclipse Resources Corp.(a)                                                   32,911
     14,831     Energen Corp.(a)                                                            853,821
      6,570     Energy XXI Gulf Coast, Inc.(a)                                               37,712
      8,656     EP Energy Corp., Class A(a)(b)                                               20,428
      2,473     Era Group, Inc.(a)                                                           26,585
      4,825     Evolution Petroleum Corp.                                                    33,051
     20,347     Extraction Oil & Gas, Inc.(a)(b)                                            291,166
     27,518     Gastar Exploration, Inc.(a)(b)                                               28,894
     25,889     Gulfport Energy Corp.(a)                                                    330,344
     22,003     Halcon Resources Corp.(a)                                                   166,563
        537     Harvest Natural Resources, Inc.(a)(c)                                           467
     27,586     HollyFrontier Corp.                                                       1,412,955
      5,104     Houston American Energy Corp.(a)(b)                                           1,684
        299     Isramco, Inc.(a)                                                             31,290
      5,962     Jagged Peak Energy, Inc.(a)(b)                                               94,080
     10,938     Jones Energy, Inc., Class A(a)                                               12,032
     35,154     Kosmos Energy Ltd.(a)(b)                                                    240,805
     21,343     Laredo Petroleum, Inc.(a)                                                   226,449
      9,585     Lilis Energy, Inc.(a)                                                        48,979
      5,226     Lonestar Resources US, Inc., Class A(a)                                      20,747
     14,824     Matador Resources Co.(a)                                                    461,471
     24,093     Murphy Oil Corp.                                                            748,088
     52,329     Nabors Industries Ltd.(b)                                                   357,407
      8,538     Northern Oil and Gas, Inc.(a)(b)                                             17,503
     36,278     Oasis Petroleum, Inc.(a)                                                    305,098
      6,461     Pacific Ethanol, Inc.(a)                                                     29,398
      3,182     Panhandle Oil and Gas, Inc., Class A                                         65,390
     36,697     Parsley Energy, Inc., Class A(a)                                          1,080,360

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                                                   SCHEDULE OF INVESTMENTS |  61

================================================================================


---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
     17,125     PBF Energy, Inc., Class A                                              $    607,081
     10,482     PDC Energy, Inc.(a)                                                         540,242
      2,039     Penn Virginia Corp.(a)                                                       79,745
     14,319     PetroQuest Energy, Inc.(a)                                                   27,063
     13,617     Pioneer Energy Services  Corp.(a)                                            41,532
      5,185     ProPetro Holding Corp.(a)                                                   104,530
     36,814     QEP Resources, Inc.(a)                                                      352,310
      3,759     Resolute Energy Corp.(a)                                                    118,296
      3,959     Rex Energy Corp.(a)(b)                                                        5,503
      8,085     Ring Energy, Inc.(a)                                                        112,381
     19,929     RSP Permian, Inc.(a)                                                        810,712
      8,884     Sanchez Energy Corp.(a)(b)                                                   47,174
      5,487     SandRidge Energy, Inc.(a)                                                   115,611
     10,186     SemGroup Corp., Class A                                                     307,617
      1,592     SilverBow Resources, Inc.(a)                                                 47,314
     16,896     SM Energy Co.(b)                                                            373,064
     77,433     Southwestern Energy Co.(a)                                                  432,082
     32,019     SRC Energy, Inc.(a)                                                         273,122
      2,765     Stone Energy Corp.(a)                                                        88,922
     33,793     Targa Resources Corp.                                                     1,636,257
     10,805     Tellurian, Inc.(a)                                                          105,241
     15,877     Torchlight Energy Resources, Inc.(a)(b)                                      21,275
      4,189     Trecora Resources(a)                                                         56,552
     30,594     Ultra Petroleum Corp.(a)                                                    277,182
     10,701     VAALCO Energy, Inc.(a)                                                        7,460
     20,170     W&T Offshore, Inc.(a)                                                        66,763
     13,888     Whiting Petroleum Corp.(a)                                                  367,754
      3,979     WildHorse Resource Development Corp.(a)                                      73,253
     62,097     WPX Energy, Inc.(a)                                                         873,705
     14,230     Zion Oil & Gas, Inc.(a)                                                      30,737
                                                                                       ------------
                                                                                         22,025,347
                                                                                       ------------
OIL EQUIPMENT, SERVICES & DISTRIBUTION - 1.3%
     10,345     Archrock, Inc.                                                              108,623
      3,146     Basic Energy Services, Inc.(a)                                               73,837
      5,197     Bristow Group, Inc.                                                          70,004
     10,271     C&J Energy Services, Inc.(a)                                                343,770
      2,969     CARBO Ceramics,  Inc.(a)(b)                                                  30,224
      4,840     Chart Industries, Inc.(a)(b)                                                226,802
      6,788     Core Laboratories NV                                                        743,625
      9,726     Diamond Offshore Drilling, Inc.(a)(b)                                       180,806
      6,701     Dril-Quip, Inc.(a)                                                          319,638
     66,457     Ensco PLC, Class A                                                          392,767
      5,172     Exterran Corp.(a)                                                           162,608
      8,081     Flotek Industries, Inc.(a)                                                   37,657
     11,673     Forum Energy  Technologies, Inc.(a)                                         181,515
      9,047     Frank's International NV                                                     60,163
      2,032     Geospace Technologies  Corp.(a)                                              26,355
      2,513     Gulf Island Fabrication, Inc.                                                33,737
     22,690     Helix Energy Solutions Group, Inc.(a)                                       171,083
      5,026     Hornbeck Offshore Services, Inc.(a)                                          15,631
     12,676     Independence Contract Drilling, Inc.(a)                                      50,450
      1,418     ION Geophysical Corp.(a)                                                     28,006
      5,590     Keane Group, Inc.(a)                                                        106,266
      4,118     Matrix Service Co.(a)                                                        73,300
     43,100     McDermott International, Inc.(a)                                            283,598
      4,047     Mitcham Industries, Inc.(a)                                                  12,829
     14,516     MRC Global, Inc.(a)                                                         245,611
      3,331     Natural Gas Services Group, Inc.(a)                                          87,272
      2,191     NCS Multistage Holdings, Inc.(a)                                             32,295
     13,319     Newpark Resources, Inc.(a)                                                  114,543
     36,851     Noble Corp. PLC(a)                                                          166,567
     16,086     NOW, Inc.(a)                                                                177,429
     14,799     Oceaneering International, Inc.                                             312,851

================================================================================

62  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
     31,439     OGE Energy Corp.                                                       $  1,034,657
      8,015     Oil States International, Inc.(a)(b)                                        226,825
      5,815     Par Pacific Holdings, Inc.(a)                                               112,113
     19,733     Parker Drilling Co.(a)                                                       19,733
     33,327     Patterson-UTI Energy, Inc.                                                  766,854
      1,452     PHI, Inc.(a)                                                                 16,800
     18,906     Rowan Cos. PLC, Class A(a)                                                  296,068
      9,161     RPC, Inc.                                                                   233,880
      2,530     SEACOR Holdings, Inc.(a)                                                    116,937
      2,543     SEACOR Marine Holdings, Inc.(a)                                              29,753
      2,218     Smart Sand, Inc.(a)                                                          19,208
      2,914     Solaris Oilfield  Infrastructure, Inc., Class A(a)                           62,389
     22,991     Superior Energy  Services, Inc.(a)                                          221,403
     23,714     TETRA Technologies, Inc.(a)                                                 101,259
      3,661     Tidewater, Inc.(a)                                                           89,328
     58,650     Transocean Ltd.(a)                                                          626,382
      8,312     Unit Corp.(a)                                                               182,864
    158,969     Weatherford International PLC(a)(b)                                         662,905
      9,067     Willbros Group, Inc.(a)                                                      12,875
                                                                                       ------------
                                                                                          9,702,095
                                                                                       ------------
PERSONAL GOODS - 0.9%
     65,407     Avon Products, Inc.(a)                                                      140,627
      7,394     Carter's, Inc.                                                              868,721
      1,956     Cherokee, Inc.(a)                                                             3,716
      4,110     Columbia Sportswear Co.                                                     295,427
     11,409     Crocs, Inc.(a)                                                              144,210
      2,014     Culp, Inc.                                                                   67,469
      4,841     Deckers Outdoor Corp.(a)                                                    388,490
      3,912     elf Beauty, Inc.(a)                                                          87,277
      6,527     Fossil Group, Inc.(a)(b)                                                     50,715
      6,412     G-III Apparel Group Ltd.(a)                                                 236,539
      4,370     Helen of Troy Ltd.(a)(b)                                                    421,049
      9,546     Iconix Brand Group, Inc.(a)                                                  12,314
      2,513     Inter Parfums, Inc.                                                         109,190
      2,101     Lakeland Industries, Inc.(a)                                                 30,570
     14,793     lululemon athletica, Inc.(a)                                              1,162,582
      2,476     Movado Group, Inc.                                                           79,727
      7,874     Nu Skin Enterprises, Inc., Class A                                          537,243
      1,530     Orchids Paper Products Co.(b)                                                19,584
      2,185     Oxford Industries, Inc.                                                     164,290
      2,072     Perry Ellis International, Inc.(a)                                           51,883
      1,899     Revlon, Inc., Class A(a)(b)                                                  41,398
      1,306     Rocky Brands, Inc.                                                           24,683
      7,426     Sequential Brands Group, Inc.(a)                                             13,218
     20,773     Skechers U.S.A., Inc., Class A(a)                                           786,050
      8,495     Steven Madden Ltd.(a)                                                       396,717
      2,485     Unifi, Inc.(a)                                                               89,137
      3,075     Vera Bradley, Inc.(a)                                                        37,454
        298     Vince Holding Corp.(a)                                                        1,845
      1,357     Weyco Group, Inc.                                                            40,330
     15,101     Wolverine World Wide, Inc.                                                  481,420
                                                                                       ------------
                                                                                          6,783,875
                                                                                       ------------
PHARMACEUTICALS & BIOTECHNOLOGY - 6.0%
      4,376     Abeona Therapeutics, Inc.(a)                                                 69,360
     15,263     ACADIA Pharmaceuticals, Inc.(a)(b)                                          459,569
      4,620     Accelerate Diagnostics, Inc.(a)(b)                                          121,044
      5,283     Acceleron Pharma, Inc.(a)(b)                                                224,211
      6,998     AcelRx Pharmaceuticals, Inc.(a)                                              14,171
      4,545     Achaogen, Inc.(a)(b)                                                         48,813

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                                                   SCHEDULE OF INVESTMENTS |  63

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
     18,775     Achillion Pharmaceuticals, Inc.(a)                                     $     54,072
      3,985     Aclaris Therapeutics, Inc.(a)                                                98,270
      6,967     Acorda Therapeutics, Inc.(a)                                                149,442
      2,439     Adamas Pharmaceuticals, Inc.(a)                                              82,658
      4,970     Adamis Pharmaceuticals Corp.(a)                                              21,868
      4,726     Aduro Biotech, Inc.(a)                                                       35,445
      5,697     Advaxis, Inc.(a)(b)                                                          16,179
      2,724     Adverum Biotechnologies, Inc.(a)                                              9,534
      5,766     Aerie Pharmaceuticals, Inc.(a)                                              344,518
      7,157     Aevi Genomic Medicine, Inc.(a)                                                8,588
     11,520     Agenus, Inc.(a)(b)                                                           37,555
      6,733     Agios Pharmaceuticals, Inc.(a)(b)                                           384,926
      3,518     Aimmune Therapeutics, Inc.(a)                                               133,051
      2,216     Akcea Therapeutics, Inc.(a)(b)                                               38,470
      7,617     Akebia Therapeutics, Inc.(a)                                                113,265
     14,236     Akorn, Inc.(a)                                                              458,826
     10,702     Alder Biopharmaceuticals,  Inc.(a)                                          122,538
      2,978     Aldeyra Therapeutics, Inc.(a)                                                20,250
      7,469     Alimera Sciences, Inc.(a)                                                     9,934
     24,167     Alkermes PLC(a)                                                           1,322,660
     12,741     Alnylam Pharmaceuticals, Inc.(a)                                          1,618,744
      1,451     Altimmune, Inc.(b)                                                            2,887
      5,495     AMAG Pharmaceuticals, Inc.(a)(b)                                             72,809
     26,001     Amicus Therapeutics, Inc.(a)                                                374,154
      5,565     Amphastar Pharmaceuticals, Inc.(a)(b)                                       107,071
      8,902     Ampio Pharmaceuticals, Inc.(a)                                               36,231
      2,257     AnaptysBio, Inc.(a)                                                         227,325
      8,408     Anavex Life Sciences Corp.(a)                                                27,074
      1,215     ANI Pharmaceuticals, Inc.(a)                                                 78,307
        690     Anthera Pharmaceuticals, Inc.(a)(b)                                           1,139
      1,937     Apellis Pharmaceuticals, Inc.(a)                                             42,033
      2,151     Applied Genetic Technologies Corp.(a)                                         7,744
      1,237     Apricus Biosciences, Inc.(a)                                                  2,276
      2,249     Aptevo Therapeutics, Inc.(a)                                                  9,536
        136     AquaBounty Technologies, Inc.(a)                                                479
      4,402     Aquinox Pharmaceuticals, Inc.(a)                                             51,768
      4,787     Aratana Therapeutics, Inc.(a)(b)                                             25,180
      3,216     Ardelyx, Inc.(a)(b)                                                          21,226
      7,028     Arena Pharmaceuticals, Inc.(a)                                              238,741
     14,883     ArQule, Inc.(a)                                                              24,557
     30,454     Array BioPharma, Inc.(a)                                                    389,811
     11,227     Arrowhead  Pharmaceuticals, Inc.(a)                                          41,315
      2,704     Assembly Biosciences, Inc.(a)                                               122,356
      3,237     Atara Biotherapeutics, Inc.(a)                                               58,590
     16,987     Athersys, Inc.(a)                                                            30,746
      3,127     Audentes Therapeutics, Inc.(a)(b)                                            97,719
     13,305     AVEO Pharmaceuticals, Inc.(a)                                                37,121
      3,584     Avexis, Inc.(a)(b)                                                          396,641
      5,102     Avid Bioservices, Inc.(a)                                                    19,796
      9,180     Aviragen Therapeutics, Inc.(a)                                                5,199
      3,697     Bellicum Pharmaceuticals, Inc.(a)(b)                                         31,092
     16,724     Bio-Path Holdings, Inc.(a)                                                    3,387
      6,056     Bio-Techne Corp.                                                            784,555

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64  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
     14,777     BioCryst Pharmaceuticals, Inc.(a)(b)                                   $     72,555
      8,009     BioDelivery Sciences International, Inc.(a)                                  23,627
      1,977     Biohaven Pharmaceutical Holding Co. Ltd.(a)                                  53,339
     27,195     BioMarin Pharmaceutical, Inc.(a)                                          2,424,978
        943     Biospecifics Technologies Corp.(a)                                           40,860
     25,411     BioTime, Inc.(a)                                                             54,634
     17,433     Bioverativ, Inc.(a)                                                         939,987
      7,561     Bluebird Bio, Inc.(a)                                                     1,346,614
      3,854     BrainStorm Cell  Therapeutics, Inc.(a)                                       15,108
      5,271     Calithera Biosciences, Inc.(a)                                               44,013
      1,028     Calyxt, Inc.(a)                                                              22,647
      1,665     Capricor Therapeutics, Inc.(a)(b)                                             2,631
      4,726     Cara Therapeutics, Inc.(a)(b)                                                57,846
     14,836     Cascadian Therapeutics, Inc.(a)                                              54,893
      7,740     CASI Pharmaceuticals, Inc.(a)                                                25,155
     19,937     Catalent, Inc.(a)                                                           819,012
     12,442     Catalyst Pharmaceutical, Inc.(a)                                             48,648
        861     CEL-SCI Corp.(a)                                                              1,627
     14,541     Celldex Therapeutics, Inc.(a)                                                41,296
      1,597     Cellular Biomedicine Group, Inc.(a)                                          18,126
     15,994     Cerus Corp.(a)                                                               54,060
      7,618     Charles River Laboratories  International, Inc.(a)                          833,790
      2,693     ChemoCentryx, Inc.(a)                                                        16,023
      6,599     Chiasma, Inc.(a)                                                             11,218
      6,230     Chimerix, Inc.(a)                                                            28,845
      1,800     Clearside Biomedical, Inc.(a)                                                12,600
      2,800     Cleveland BioLabs, Inc.(a)                                                   11,228
      7,751     Clovis Oncology, Inc.(a)                                                    527,068
      6,187     Coherus Biosciences, Inc.(a)                                                 54,446
      3,841     Collegium Pharmaceutical, Inc.(a)                                            70,905
      4,930     Conatus Pharmaceuticals, Inc.(a)                                             22,777
      2,663     Concert Pharmaceuticals, Inc.(a)                                             68,892
     18,000     ContraVir Pharmaceuticals, Inc.(a)(b)                                         6,480
      6,152     Corbus Pharmaceuticals Holdings, Inc.(a)(b)                                  43,679
     14,708     Corcept Therapeutics, Inc.(a)(b)                                            265,626
      5,260     Corium International, Inc.(a)                                                50,549
      7,588     CorMedix, Inc.(a)                                                             3,809
      2,641     CTI BioPharma Corp.(a)                                                        7,078
      4,500     Cumberland Pharmaceuticals, Inc.(a)                                          33,390
     19,155     Curis, Inc.(a)                                                               13,409
      7,957     Cymabay Therapeutics, Inc.(a)                                                73,204
      8,453     Cytokinetics, Inc.(a)                                                        68,892
      3,758     CytomX Therapeutics, Inc.(a)(b)                                              79,331
      2,594     Cytori Therapeutics, Inc.(a)                                                    778
      7,637     CytRx Corp.(a)                                                               12,907
      1,381     Deciphera Pharmaceuticals, Inc.(a)                                           31,307
      9,157     Depomed, Inc.(a)                                                             73,714
      5,933     Dermira, Inc.(a)                                                            164,997
      2,670     Dicerna Pharmaceuticals, Inc.(a)                                             24,110
     19,556     Durect Corp.(a)                                                              18,027
      8,647     Dynavax Technologies Corp.(a)                                               161,699
      1,253     Eagle Pharmaceuticals, Inc.(a)                                               66,935
      3,751     Edge Therapeutics, Inc.(a)                                                   35,147
      5,018     Editas Medicine, Inc.(a)                                                    154,203
      2,864     Egalet Corp.(a)(b)                                                            2,864

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

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
---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      1,169     Eiger Biopharmaceuticals, Inc.(a)                                      $     16,308
      5,255     Emergent Biosolutions, Inc.(a)                                              244,200
      2,059     Enanta Pharmaceuticals, Inc.(a)                                             120,822
     30,244     Endo International PLC(a)                                                   234,391
      7,477     Endocyte, Inc.(a)                                                            32,002
      8,028     Enzo Biochem, Inc.(a)                                                        65,428
      8,144     Epizyme, Inc.(a)                                                            102,207
      3,157     Esperion Therapeutics, Inc.(a)                                              207,857
     18,486     Exact Sciences Corp.(a)(b)                                                  971,254
     43,335     Exelixis, Inc.(a)                                                         1,317,414
      4,030     Fate Therapeutics, Inc.(a)                                                   24,623
      1,528     Fibrocell Science, Inc.(a)                                                      993
     11,451     FibroGen, Inc.(a)                                                           542,777
      4,356     Five Prime Therapeutics, Inc.(a)                                             95,484
      2,196     Flex Pharma, Inc.(a)                                                          7,664
      5,440     Flexion Therapeutics, Inc.(a)                                               136,218
      6,807     Fortress Biotech, Inc.(a)                                                    27,160
      2,028     Foundation Medicine, Inc.(a)                                                138,310
      1,243     G1 Therapeutics, Inc.(a)                                                     24,661
      5,878     Galectin Therapeutics, Inc.(a)(b)                                            19,633
      1,385     Galena Biopharma, Inc.(a)                                                       363
      3,917     Genocea Biosciences, Inc.(a)                                                  4,544
      2,857     Genomic Health, Inc.(a)                                                      97,709
        826     GenVec CPR INC.(c)                                                               --
     25,126     Geron Corp.(a)(b)                                                            45,227
      5,614     Global Blood Therapeutics, Inc.(a)                                          220,911
      3,212     GlycoMimetics, Inc.(a)                                                       53,929
      1,784     GTx, Inc.(a)                                                                 22,675
     19,906     Halozyme Therapeutics, Inc.(a)                                              403,296
      6,840     Harvard Bioscience, Inc.(a)                                                  22,572
      2,991     Heat Biologics, Inc.(a)                                                       1,145
      5,727     Hemispherx Biopharma, Inc.(a)                                                 1,982
      7,109     Heron Therapeutics, Inc.(a)                                                 128,673
        963     Heska Corp.(a)                                                               77,242
      1,354     Histogenics Corp.(a)                                                          2,776
     24,357     Horizon Pharma PLC(a)                                                       355,612
     21,015     iBio, Inc.(a)                                                                 3,722
     26,398     Idera Pharmaceuticals, Inc.(a)                                               55,700
      7,678     Ignyta, Inc.(a)                                                             205,003
      1,494     Immune Design Corp.(a)                                                        5,827
     16,490     ImmunoGen, Inc.(a)                                                          105,701
     17,603     Immunomedics, Inc.(a)                                                       284,464
     10,889     Impax Laboratories, Inc.(a)                                                 181,302
      7,013     Infinity Pharmaceuticals, Inc.(a)                                            14,236
     12,381     Innoviva, Inc.(a)                                                           175,686
      3,215     Inotek Pharmaceuticals Corp.(a)                                               8,391
     15,084     Inovio Pharmaceuticals, Inc.(a)                                              62,297
     11,760     Insmed, Inc.(a)(b)                                                          366,677
      3,557     Insys Therapeutics, Inc.(a)(b)                                               34,218
      3,020     Intellia Therapeutics, Inc.(a)                                               58,044
      2,687     Intercept Pharmaceuticals, Inc.(a)                                          156,975
      9,391     Intrexon Corp.(a)(b)                                                        108,184
      4,225     Invitae Corp.(a)                                                             38,363
      5,769     InVivo Therapeutics Holdings Corp.(a)                                         4,442
     19,165     Ionis Pharmaceuticals, Inc.(a)                                              963,999
      7,492     Iovance Biotherapeutics, Inc.(a)(b)                                          59,936
     19,973     Ironwood Pharmaceuticals, Inc.(a)(b)                                        299,395
     15,938     IsoRay, Inc.(a)                                                               6,364
      9,483     Jazz Pharmaceuticals PLC(a)(b)                                            1,276,886

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66  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
        875     Jounce Therapeutics, Inc.(a)(b)                                        $     11,156
      2,517     Juniper Pharmaceuticals, Inc.(a)                                             12,207
     10,641     Kadmon Holdings, Inc.(a)                                                     38,520
        258     KalVista Pharmaceuticals, Inc.(a)                                             2,516
      4,706     Karyopharm Therapeutics, Inc.(a)                                             45,178
      4,202     KemPharm, Inc.(a)                                                            17,018
     16,183     Keryx Biopharmaceuticals, Inc.(a)(b)                                         75,251
      5,720     Kindred Biosciences, Inc.(a)                                                 54,054
      3,171     Kura Oncology, Inc.(a)                                                       48,516
      3,299     La Jolla Pharmaceutical Co.(a)                                              106,162
      4,569     Lannett Co., Inc.(a)(b)                                                     106,001
      6,848     Lexicon Pharmaceuticals,  Inc.(a)                                            67,658
      3,185     Ligand Pharmaceuticals, Inc.(a)(b)                                          436,122
      3,416     Loxo Oncology, Inc.(a)                                                      287,559
      6,445     Luminex Corp.                                                               126,966
      4,979     MacroGenics, Inc.(a)                                                         94,601
        862     Madrigal Pharmaceuticals, Inc.(a)                                            79,123
     15,493     Mallinckrodt PLC(a)                                                         349,522
     17,465     MannKind Corp.(a)(b)                                                         40,519
      4,047     Marinus Pharmaceuticals, Inc.(a)                                             33,024
     11,213     Matinas BioPharma Holdings, Inc.(a)                                          13,007
     10,769     Medicines Co.(a)                                                            294,424
      4,864     MediciNova, Inc.(a)                                                          31,470
        926     Medpace Holdings, Inc.(a)                                                    33,577
      8,459     MEI Pharma, Inc.(a)                                                          17,764
      1,497     Melinta Therapeutics, Inc.(a)(b)                                             23,653
      2,006     Merrimack Pharmaceuticals, Inc.                                              20,561
        246     Microbot Medical, Inc.(a)                                                       251
     15,260     MiMedx Group, Inc.(a)(b)                                                    192,429
      7,034     Minerva Neurosciences, Inc.(a)(b)                                            42,556
      4,241     Mirati Therapeutics, Inc.(a)                                                 77,398
        996     Molecular Templates, Inc.(a)                                                  9,980
     12,237     Momenta Pharmaceuticals, Inc.(a)                                            170,706
      2,155     Mustang Bio, Inc.(a)                                                         25,838
      3,206     MyoKardia, Inc.(a)                                                          134,973
     10,288     Myriad Genetics, Inc.(a)                                                    353,341
      3,715     NanoString Technologies, Inc.(a)(b)                                          27,751
      4,139     NantKwest, Inc.(a)                                                           18,584
     24,603     Nektar Therapeutics(a)(b)                                                 1,469,291
      2,984     Neos Therapeutics, Inc.(a)                                                   30,437
      1,616     Neothetics, Inc.(a)(b)                                                        3,151
      1,335     Neuralstem, Inc.(a)                                                           2,296
     14,255     Neurocrine Biosciences, Inc.(a)                                           1,106,045
      3,137     NewLink Genetics Corp.(a)                                                    25,441
     41,203     Novavax, Inc.(a)                                                             51,092
        164     Novus Therapeutics, Inc.(a)                                                     633
      3,033     Ocular Therapeutix, Inc.(a)                                                  13,497
      9,287     Ohr Pharmaceutical, Inc.(a)                                                  17,274
      6,534     Omeros Corp.(a)(b)                                                          126,956
        478     Oncocyte Corp.(a)                                                             2,223
      3,414     OncoMed Pharmaceuticals, Inc.(a)                                             13,997
      4,442     Ophthotech Corp.(a)                                                          13,859
     59,667     OPKO Health, Inc.(a)                                                        292,373
      1,808     Orexigen Therapeutics, Inc.(a)                                                2,332
     12,913     Organovo Holdings, Inc.(a)(b)                                                17,303
      4,226     Otonomy, Inc.(a)(b)                                                          23,454
      5,645     OvaScience, Inc.(a)                                                           7,903
     17,021     Pacific Biosciences of California, Inc.(a)                                   44,935
      6,722     Pacira Pharmaceuticals, Inc.(a)                                             306,859
      1,248     Pain Therapeutics, Inc.(a)                                                    4,992
     23,498     Palatin Technologies, Inc.(a)                                                20,182
      3,569     Paratek Pharmaceuticals, Inc.(a)                                             63,885
     23,556     PDL BioPharma, Inc.(a)                                                       64,543

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                                                   SCHEDULE OF INVESTMENTS |  67

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
        763     Pernix Therapeutics Holdings, Inc.(a)                                  $      1,831
      2,551     Pfenex, Inc.(a)                                                               6,786
     10,050     Portola Pharmaceuticals, Inc.(a)                                            489,234
      7,712     PRA Health Sciences, Inc.(a)                                                702,332
      8,836     Prestige Brands Holdings, Inc.(a)(b)                                        392,407
     10,933     Progenics Pharmaceuticals, Inc.(a)                                           65,051
      1,296     Protagonist Therapeutics, Inc.(a)                                            26,957
      1,374     Proteon Therapeutics, Inc.(a)                                                 2,611
      6,403     Prothena Corp. PLC(a)                                                       240,048
      6,822     pSivida Corp.(a)                                                              7,368
      5,755     PTC Therapeutics, Inc.(a)                                                    95,993
        522     Pulse Biosciences, Inc.(a)(b)                                                12,319
      4,673     Puma Biotechnology, Inc.(a)(b)                                              461,926
      1,016     Ra Pharmaceuticals, Inc.(a)                                                   8,636
      6,378     Radius Health, Inc.(a)                                                      202,629
      1,583     Reata Pharmaceuticals, Inc., Class A(a)                                      44,831
      2,418     Recro Pharma, Inc.(a)                                                        22,366
      4,051     REGENXBIO, Inc.(a)                                                          134,696
     33,260     Regulus Therapeutics, Inc.(a)                                                34,590
      5,757     Repligen Corp.(a)                                                           208,864
      4,528     Repros Therapeutics, Inc.(a)                                                  2,989
      6,278     Retrophin, Inc.(a)                                                          132,277
      3,551     Revance Therapeutics, Inc.(a)                                               126,948
      4,487     Rexahn Pharmaceuticals, Inc.(a)                                               9,064
     23,395     Rigel Pharmaceuticals, Inc.(a)                                               90,773
      6,241     Sage Therapeutics, Inc.(a)                                                1,027,955
     13,373     Sangamo Therapeutics, Inc.(a)                                               219,317
      9,454     Sarepta Therapeutics, Inc.(a)                                               526,021
      5,254     Savara, Inc.(a)                                                              77,969
     15,392     Seattle Genetics, Inc.(a)                                                   823,472
      3,552     Seres Therapeutics, Inc.(a)(b)                                               36,017
      6,112     Sorrento Therapeutics, Inc.(a)(b)                                            23,226
     13,926     Spectrum Pharmaceuticals, Inc.(a)                                           263,898
      1,951     Spring Bank Pharmaceuticals, Inc.(a)                                         26,241
      3,075     Stemline Therapeutics, Inc.(a)(b)                                            47,970
      4,244     Sucampo Pharmaceuticals, Inc., Class A(a)                                    76,180
      2,343     Sunesis Pharmaceuticals, Inc.(a)                                              8,646
      7,705     Supernus Pharmaceuticals, Inc.(a)                                           307,044
      2,311     Syndax Pharmaceuticals, Inc.(a)(b)                                           20,244
      8,614     Syneos Health, Inc., Class A(a)                                             375,570
     37,825     Synergy Pharmaceuticals, Inc.(a)(b)                                          84,350
     13,497     Synthetic Biologics, Inc.(a)                                                  6,856
      1,293     Syros Pharmaceuticals, Inc.(a)                                               12,581
      6,994     Teligent, Inc.(a)                                                            25,388
      1,873     Tenax Therapeutics, Inc.(a)                                                     918
      9,610     Tetraphase Pharmaceuticals, Inc.(a)                                          60,543
     10,091     TG Therapeutics, Inc.(a)(b)                                                  82,746
     25,609     TherapeuticsMD, Inc.(a)(b)                                                  154,678
      6,417     Theravance Biopharma, Inc.(a)(b)                                            178,970
      3,672     Titan Pharmaceuticals, Inc.(a)                                                4,865
      1,311     Tocagen, Inc.(a)                                                             13,438
        155     Tonix Pharmaceuticals Holding Corp.(a)                                          535
      1,428     Tracon Pharmaceuticals, Inc.(a)                                               4,784
      7,025     Trevena, Inc.(a)                                                             11,240
      5,524     Trovagene, Inc.(a)                                                            1,699

================================================================================

68  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      3,113     Trubion Pharmaceuticals, Inc.(c)                                       $          -
      5,955     Ultragenyx Pharmaceutical, Inc.(a)(b)                                       276,193
      6,749     United Therapeutics Corp.(a)                                                998,515
      6,494     Vanda Pharmaceuticals, Inc.(a)                                               98,709
      4,395     Veracyte, Inc.(a)                                                            28,699
      5,333     Verastem, Inc.(a)                                                            16,372
      7,335     Vericel Corp.(a)                                                             39,976
      3,367     Versartis, Inc.(a)                                                            7,407
      2,976     Vical, Inc.(a)                                                                5,446
      3,761     Vital Therapies, Inc.(a)                                                     22,378
     17,507     Vivus, Inc.(a)                                                                8,799
      3,638     Voyager Therapeutics, Inc.(a)                                                60,391
      2,712     WaVe Life Sciences Ltd.(a)                                                   95,191
      3,229     XBiotech, Inc.(a)(b)                                                         12,722
      6,254     Xencor, Inc.(a)                                                             137,088
      1,089     XOMA Corp.(a)                                                                38,768
     18,936     ZIOPHARM Oncology, Inc.(a)(b)                                                78,395
      5,192     Zogenix, Inc.(a)                                                            207,940
      1,503     Zynerba Pharmaceuticals, Inc.(a)                                             18,818
                                                                                       ------------
                                                                                         46,265,866
                                                                                       ------------
REAL ESTATE INVESTMENT & SERVICES - 1.5%
      4,544     AG Mortgage Investment Trust, Inc.                                           86,381
      7,453     Alexander & Baldwin, Inc.                                                   206,746
      1,818     Altisource Portfolio Solutions SA (a)(b)                                     50,904
      1,631     American Realty Investors, Inc.(a)                                           20,389
      2,544     AV Homes, Inc.(a)                                                            42,358
      7,337     BBX Capital Corp.                                                            58,476
     17,446     Black Knight, Inc.(a)                                                       770,241
     25,996     Chimera Investment Corp.                                                    480,406
     18,064     Columbia Property  Trust, Inc.                                              414,569
      1,011     Consolidated-Tomoka Land Co.                                                 64,199
     15,906     Dynex Capital, Inc.                                                         111,501
     40,743     Forest City Realty Trust, Inc., Class A                                     981,930
        504     Forestar Group, Inc.(a)                                                      11,088
     31,946     Gaming and Leisure Properties, Inc.                                       1,182,002
      8,464     Hannon Armstrong   Sustainable Infrastructure Capital, Inc.                 203,644
      5,216     HFF, Inc., Class A                                                          253,706
      5,872     Howard Hughes Corp.(a)                                                      770,817
      6,218     InfraREIT, Inc.                                                             115,530
      7,034     Jones Lang LaSalle, Inc.                                                  1,047,574
     18,465     Kennedy-Wilson Holdings, Inc.                                               320,368
      2,728     Marcus & Millichap, Inc.(a)                                                  88,960
      2,281     Maui Land & Pineapple Co., Inc.(a)                                           39,461
      5,186     Nationstar Mortgage Holdings, Inc.(a)(b)                                     95,941
     33,089     Paramount Group, Inc.(b)                                                    524,477
      7,599     QTS Realty Trust, Inc., Class A                                             411,562
      2,929     RE/MAX Holdings, Inc., Class A                                              142,057
     22,172     Realogy Holdings Corp.                                                      587,558
      1,837     Reis, Inc.                                                                   37,934
     12,939     Rexford Industrial   Realty, Inc.                                           377,301
     10,898     St. Joe Co.(a)(b)                                                           196,709
     26,260     STORE Capital Corp.                                                         683,810
      3,190     Tejon Ranch Co.(a)(b)                                                        66,224
     15,639     Xenia Hotels & Resorts, Inc.                                                337,646
      6,744     Zillow Group, Inc., Class A(a)                                              274,751
     17,180     Zillow Group, Inc., Class C(a)(b)                                           703,006
                                                                                       ------------
                                                                                         11,760,226
                                                                                       ------------

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                                                   SCHEDULE OF INVESTMENTS |  69

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 7.9%
     12,259     Acadia Realty Trust                                                    $    335,406
     60,208     AGNC Investment Corp.                                                     1,215,600
      4,285     Agree Realty Corp.                                                          220,420
        553     Alexander's, Inc.                                                           218,905
      9,073     Altisource Residential Corp.(b)                                             107,606
      5,923     American Assets Trust, Inc.                                                 226,496
     20,597     American Campus Communities, Inc.                                           845,095
     39,598     American Homes 4 Rent, Class A                                              864,820
    178,959     Annaly Capital Management, Inc.                                           2,127,834
     16,369     Anworth Mortgage Asset Corp.                                                 89,047
     13,447     Apollo Commercial Real Estate Finance, Inc.(b)                              248,097
     32,226     Apple Hospitality REIT, Inc.                                                631,952
      9,585     Arbor Realty Trust, Inc.(b)                                                  82,814
      6,966     Ares Commercial Real Estate Corp.                                            89,861
      1,883     Arlington Asset Investment Corp., Class A                                    22,182
     10,498     Armada Hoffler Properties, Inc.                                             163,034
      5,832     ARMOUR Residential REIT, Inc.                                               149,999
      5,078     Ashford Hospitality Prime, Inc.                                              49,409
     13,385     Ashford Hospitality Trust, Inc.                                              90,081
     14,099     Blackstone Mortgage Trust, Inc., Class A(b)                                 453,706
      8,685     Bluerock Residential Growth REIT, Inc.(b)                                    87,805
     26,057     Brandywine Realty Trust                                                     473,977
     47,285     Brixmor Property Group, Inc.                                                882,338
      3,601     BRT Apartments Corp.                                                         42,456
     13,737     Camden Property Trust                                                     1,264,628
     13,401     Capstead Mortgage Corp.                                                     115,919
     12,118     CareTrust REIT, Inc.                                                        203,098
      7,387     Catchmark Timber Trust, Inc., Class A                                        96,991
     25,400     CBL & Associates Properties, Inc.(b)                                        143,764
     12,109     Cedar Realty Trust, Inc.                                                     73,623
      6,442     Chatham Lodging Trust                                                       146,620
      8,980     Chesapeake Lodging Trust                                                    243,268
      2,998     CIM Commercial Trust Corp.                                                   57,262
     88,392     Colony NorthStar, Inc., Class A(b)                                        1,008,553
        151     Condor Hospitality Trust, Inc.                                                1,502
     17,915     CoreCivic, Inc.                                                             403,088
      2,295     CorEnergy Infrastructure Trust, Inc.(b)                                      87,669
      5,210     Coresite Realty Corp.                                                       593,419
     14,392     Corporate Office Properties Trust                                           420,246
     65,203     Cousins Properties, Inc.                                                    603,128
     28,024     CubeSmart                                                                   810,454
     13,981     CyrusOne, Inc.                                                              832,289
     22,334     CYS Investments, Inc.(b)                                                    179,342
     14,305     DCT Industrial Trust, Inc.                                                  840,848
     48,692     DDR Corp.                                                                   436,280
     33,993     DiamondRock Hospitality Co.                                                 383,781
     22,625     Douglas Emmett, Inc.                                                        928,982
      7,189     Easterly Government Properties, Inc.                                        153,413
      5,115     EastGroup Properties, Inc.                                                  452,064
     11,089     Education Realty Trust, Inc.(b)                                             387,228
     19,567     Empire State Realty Trust, Inc., Class A                                    401,711
     10,228     EPR Properties                                                              669,525
     19,392     Equity Commonwealth(a)                                                      591,650
     12,778     Equity Lifestyle Properties, Inc.                                         1,137,498
      9,333     Farmland Partners, Inc.                                                      81,010
     17,418     First Industrial Realty Trust, Inc.                                         548,144

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70  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
     15,738     Franklin Street Properties Corp.                                       $    169,026
     18,374     Geo Group, Inc.                                                             433,626
      4,438     Getty Realty Corp.                                                          120,536
      5,033     Gladstone Commercial Corp.                                                  105,995
     11,847     Global Net Lease, Inc.                                                      243,811
     10,679     Government Properties Income Trust(b)                                       197,989
     23,053     Gramercy Property Trust                                                     614,593
      5,164     Granite Point Mortgage Trust, Inc.                                           91,609
     17,391     Healthcare Realty Trust, Inc.(b)                                            558,599
     30,434     Healthcare Trust of America, Inc., Class A                                  914,237
      6,587     Hersha Hospitality Trust                                                    114,614
     15,935     Highwoods Properties, Inc.                                                  811,251
     24,756     Hospitality Properties Trust                                                738,967
     23,986     Hudson Pacific Properties, Inc.                                             821,521
     13,622     Independence Realty Trust, Inc.(b)                                          137,446
     16,844     Invesco Mortgage Capital, Inc.                                              300,329
     19,805     Investors Real Estate Trust                                                 112,492
     43,675     Invitation Homes, Inc.                                                    1,029,420
     11,959     iStar, Inc.(a)(b)                                                           135,137
     14,163     JBG Smith Properties                                                        491,881
     15,188     Kilroy Realty Corp.                                                       1,133,784
     12,411     Kite Realty Group Trust                                                     243,256
     16,772     LaSalle Hotel Properties(b)                                                 470,790
     31,494     Lexington Realty Trust                                                      303,917
     22,607     Liberty Property Trust                                                      972,327
      7,129     Life Storage, Inc.                                                          634,980
      6,172     LTC Properties, Inc.                                                        268,791
     13,234     Mack-Cali Realty Corp.                                                      285,325
     55,582     Medical Properties Trust, Inc.(b)                                           765,920
     59,642     MFA Financial, Inc.                                                         472,365
     12,241     Monmouth Real Estate Investment Corp.                                       217,890
      7,285     MTGE Investment Corp.                                                       134,773
      6,241     National Health Investors, Inc.                                             470,447
     23,288     National Retail Properties, Inc.                                          1,004,411
      7,009     National Storage Affiliates Trust                                           191,065
     47,775     New Residential Investment Corp.                                            854,217
     19,548     New Senior Investment Group, Inc.                                           147,783
     18,994     New York Mortgage Trust, Inc.                                               117,193
      4,076     NexPoint Residential Trust, Inc.                                            113,883
      9,768     NorthStar Realty Europe Corp.                                               131,184
     30,915     Omega Healthcare Investors, Inc.(b)                                         851,399
      4,900     One Liberty Properties, Inc.                                                127,008
      7,148     Orchid Island Capital, Inc.(b)                                               66,333
     22,424     Park Hotels & Resorts, Inc.(b)                                              644,690
     12,437     Pebblebrook Hotel Trust(b)                                                  462,283
     10,348     Pennsylvania Real Estate Investment Trust                                   123,038
     10,450     PennyMac Mortgage Investment Trust(f)                                       167,932
     27,835     Physicians Realty Trust                                                     500,752
     21,999     Piedmont Office Realty Trust, Inc., Class A                                 431,400
      7,091     Potlatch Corp.                                                              353,841
      8,962     Preferred Apartment Communities, Inc., Class A                              181,481
      3,004     PS Business Parks, Inc.                                                     375,770
     14,098     Quality Care Properties, Inc.(a)                                            194,693
     12,466     RAIT Financial Trust                                                          4,675
     12,330     Ramco-Gershenson Properties Trust                                           181,621

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

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
---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
     19,634     Rayonier, Inc.(b)                                                      $    621,023
     12,292     Redwood Trust, Inc.(b)                                                      182,167
      7,324     Regional Health Properties, Inc.(a)                                           1,245
      5,570     Resource Capital Corp.(b)                                                    52,191
     18,131     Retail Opportunity Investments Corp.                                        361,713
     36,165     Retail Properties of America, Inc., Class A                                 486,058
     27,386     RLJ Lodging Trust                                                           601,670
      1,340     RMR Group, Inc., Class A                                                     79,462
     24,078     Sabra Health Care REIT, Inc.                                                451,944
      1,841     Saul Centers, Inc.                                                          113,682
      9,802     Select Income REIT                                                          246,324
     35,803     Senior Housing Properties Trust                                             685,627
      5,008     Seritage Growth Properties, Class A                                         202,624
     76,232     Spirit Realty Capital, Inc.                                                 654,071
     13,585     STAG Industrial, Inc.                                                       371,278
     39,988     Starwood Property Trust, Inc.(b)                                            853,744
     16,267     Summit Hotel Properties, Inc.                                               247,746
     11,793     Sun Communities, Inc.                                                     1,094,155
     34,433     Sunstone Hotel Investors, Inc.                                              569,177
     15,295     Tanger Factory Outlet Centers, Inc.(b)                                      405,470
      9,740     Taubman Centers, Inc.                                                       637,288
      8,380     Terreno Realty Corp.                                                        293,803
      7,404     Tier REIT, Inc.                                                             150,968
     27,250     Two Harbors Investment Corp.                                                443,085
      5,693     UMH Properties, Inc.                                                         84,826
     26,939     Uniti Group, Inc.                                                           479,245
      2,237     Universal Health Realty Income Trust(b)                                     168,021
     15,710     Urban Edge Properties                                                       400,448
      4,981     Urstadt Biddle Properties, Inc., Class A(b)                                 108,287
    155,933     VEREIT, Inc.                                                              1,214,726
     35,080     Washington Prime Group, Inc.(b)                                             249,770
     11,952     Washington Real Estate Investment Trust                                     371,946
     18,323     Weingarten Realty Investors                                                 602,277
      7,954     Western Asset Mortgage Capital Corp.                                         79,142
     10,973     Whitestone REIT(b)                                                          158,121
     16,708     WP Carey, Inc.                                                            1,151,181
                                                                                       ------------
                                                                                         60,634,738
                                                                                       ------------
SOFTWARE & COMPUTER SERVICES - 8.3%
      7,519     2U, Inc. (a)(b)                                                             485,051
      6,913     A10 Networks, Inc.(a)                                                        53,368
     17,713     ACI Worldwide, Inc.(a)                                                      401,554
      6,343     Actua Corp.(a)                                                               98,951
      3,106     Aerohive Networks, Inc.(a)                                                   18,108
      3,603     Alarm.com Holdings, Inc.(a)                                                 136,013
     28,232     Allscripts Healthcare Solutions, Inc.(a)                                    410,776
      3,544     Alteryx, Inc., Class A(a)                                                    89,557
      4,539     Amber Road, Inc.(a)                                                          33,316
      5,062     American Software, Inc., Class A                                             58,871
      1,791     Appfolio, Inc., Class A(a)                                                   74,327
      1,112     Apptio, Inc., Class A(a)                                                     26,154
      7,139     Arista Networks, Inc.(a)(b)                                               1,681,806
     11,475     Aspen Technology, Inc.(a)                                                   759,645
      6,362     athenahealth, Inc.(a)(b)                                                    846,400
      6,171     Barracuda Networks, Inc.(a)                                                 169,703
      3,803     Benefitfocus, Inc.(a)                                                       102,681
      7,425     Blackbaud, Inc.                                                             701,588
      4,565     Blackline, Inc.(a)(b)                                                       149,732
      6,758     Blucora, Inc.(a)                                                            149,352
      6,907     Boingo Wireless, Inc.(a)                                                    155,408
      6,070     Bottomline Technologies, Inc.(a)                                            210,508
     14,961     Box, Inc., Class A(a)                                                       315,976
      5,883     Brightcove, Inc.(a)                                                          41,769
      4,650     BroadSoft, Inc.(a)                                                          255,285

================================================================================

72  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      3,899     CACI International, Inc., Class A(a)                                   $    516,033
      7,426     Calix, Inc.(a)                                                               44,185
     10,869     Callidus Software, Inc.(a)                                                  311,397
      3,394     Carbonite, Inc.(a)                                                           85,189
      9,141     Castlight Health, Inc., Class B(a)(b)                                        34,279
     23,635     CDW Corp.                                                                 1,642,396
      4,783     ChannelAdvisor Corp.(a)                                                      43,047
      4,674     Cision Ltd.(a)                                                               55,480
     11,972     Cloudera, Inc.(a)                                                           197,777
      5,978     Cogent Communications Holdings, Inc.                                        270,803
      2,884     CommerceHub, Inc., Series A(a)                                               63,419
      2,799     CommerceHub, Inc., Series C(a)                                               57,631
      6,399     CommVault Systems, Inc.(a)                                                  335,948
      1,686     Computer Programs & Systems, Inc.                                            50,664
      2,432     Computer Task Group, Inc.(a)                                                 12,403
     30,270     Conduent, Inc.(a)                                                           489,163
      7,793     Cornerstone OnDemand, Inc.(a)                                               275,327
      5,882     Cotiviti Holdings, Inc.(a)(b)                                               189,459
      4,657     Coupa Software, Inc.(a)                                                     145,392
      4,927     CSG Systems International, Inc.                                             215,901
     31,454     Dell Technologies, Inc., Class V(a)                                       2,556,581
      2,985     Determine, Inc.(a)                                                            5,403
      1,894     Digimarc Corp.(a)                                                            68,468
      9,265     DST Systems, Inc.                                                           575,079
      3,364     Ebix, Inc.                                                                  266,597
      7,112     eGain Corp.(a)                                                               37,338
      5,282     Ellie Mae, Inc.(a)(b)                                                       472,211
     12,628     Endurance International Group Holdings, Inc.(a)                             106,075
      6,555     Envestnet, Inc.(a)(b)                                                       326,767
      7,635     EPAM Systems, Inc.(a)                                                       820,228
      3,078     Everbridge, Inc.(a)                                                          91,478
      2,275     Evolving Systems, Inc.(a)                                                    10,693
      4,791     Fair Isaac Corp.                                                            733,981
     26,313     FireEye, Inc.(a)                                                            373,645
      8,034     Five9, Inc.(a)                                                              199,886
      1,630     Forrester Research, Inc.                                                     72,046
     23,587     Fortinet, Inc.(a)                                                         1,030,516
     15,831     GoDaddy, Inc., Class A(a)(b)                                                795,983
      8,869     Gogo, Inc.(a)(b)                                                            100,042
      4,587     Great Elm Capital Group, Inc.(a)                                             18,577
      5,963     GSE Systems, Inc.(a)                                                         19,380
     11,713     Guidewire Software, Inc.(a)                                                 869,807
      4,211     Hackett Group, Inc.                                                          66,155
      7,695     Hortonworks, Inc.(a)                                                        154,746
      5,301     HubSpot, Inc.(a)(b)                                                         468,608
     11,539     IAC/InterActiveCorp(a)                                                    1,410,989
      5,072     Immersion Corp.(a)                                                           35,808
      6,741     Innodata, Inc.(a)                                                             9,168
      2,376     Instructure, Inc.(a)                                                         78,646
      2,303     Internap Corp.(a)                                                            36,180
     12,564     Ipass, Inc.(a)                                                                6,532
      7,542     j2 Global, Inc.                                                             565,876
      6,373     KEYW Holding Corp.(a)                                                        37,410
     22,407     Leidos Holdings, Inc.                                                     1,446,820
     11,498     Limelight Networks, Inc.(a)                                                  50,706
      8,346     LivePerson, Inc.(a)                                                          95,979
      8,216     LogMeIn, Inc.                                                               940,732
     10,859     Manhattan Associates, Inc.(a)                                               537,955
      1,020     Mastech Digital, Inc.(a)                                                     10,261
      7,940     Match Group, Inc.(a)                                                        248,601
      9,003     Medidata Solutions, Inc.(a)                                                 570,520
     13,832     Meet Group, Inc.(a)                                                          39,006
      1,631     MicroStrategy, Inc., Class A(a)                                             214,150
      4,662     MINDBODY, Inc., Class A(a)                                                  141,958
      6,170     Mitek Systems, Inc.(a)                                                       55,222
      8,172     MobileIron, Inc.(a)                                                          31,871
      4,111     Model N, Inc.(a)                                                             64,748
      1,050     MongoDB, Inc.(a)                                                             31,164

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

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
---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      6,127     Monotype Imaging Holdings, Inc.                                        $    147,661
      6,386     MuleSoft, Inc., Class A(a)                                                  148,538
     14,040     Netscout Systems, Inc.(a)                                                   427,518
      6,653     New Relic, Inc.(a)(b)                                                       384,344
      9,602     NIC, Inc.                                                                   159,393
     40,375     Nuance Communications, Inc.(a)                                              660,131
      8,811     Nutanix, Inc., Class A(a)                                                   310,852
      2,544     Okta, Inc.(a)                                                                65,152
     14,392     Palo Alto Networks, Inc.(a)                                               2,085,977
      3,280     Park City Group, Inc.(a)(b)                                                  31,324
      7,530     Paycom Software, Inc.(a)                                                    604,885
      4,538     PC-Tel, Inc.(a)                                                              33,445
      4,645     PDF Solutions, Inc.(a)                                                       72,927
      5,608     Pegasystems, Inc.                                                           264,417
      5,910     Perficient, Inc.(a)                                                         112,704
      8,583     Premier, Inc., Class A(a)(b)                                                250,538
      3,222     Presidio, Inc.(a)                                                            61,766
      7,313     Progress Software Corp.                                                     311,314
      6,962     Proofpoint, Inc.(a)                                                         618,295
      4,092     PROS Holdings, Inc.(a)                                                      108,233
     18,357     PTC, Inc.(a)                                                              1,115,555
      5,319     Q2 Holdings, Inc.(a)                                                        196,005
        906     QAD, Inc., Class A                                                           35,198
      1,021     QAD, Inc., Class B                                                           31,130
      6,990     Quality Systems, Inc.(a)                                                     94,924
      4,934     Qualys, Inc.(a)                                                             292,833
      3,930     Rapid7, Inc.(a)(b)                                                           73,334
      9,061     RealPage, Inc.(a)                                                           401,402
      2,435     RigNet, Inc.(a)                                                              36,403
      9,999     RingCentral, Inc., Class A(a)                                               483,952
      3,678     Rosetta Stone, Inc.(a)                                                       45,865
      6,999     Science Applications International Corp.                                    535,913
     26,295     ServiceNow, Inc. (a)(b)                                                   3,428,605
      2,987     Shutterstock, Inc.(a)                                                       128,531
      6,698     Silver Spring Networks, Inc.(a)                                             108,776
      3,086     Smith Micro Software, Inc.(a)                                                 8,764
     34,084     Snap, Inc., Class A(a)                                                      497,967
        114     SoftBrands, Inc.(c)                                                               -
     21,380     Splunk, Inc.(a)                                                           1,771,119
      2,618     SPS Commerce, Inc.(a)                                                       127,209
     40,748     Square, Inc., Class A(a)(b)                                               1,412,733
     26,496     SS&C Technologies Holdings, Inc.                                          1,072,558
      5,782     Support.com, Inc.(a)                                                         13,992
      1,442     Switch, Inc.                                                                 26,230
      6,422     Synchronoss Technologies, Inc.(a)                                            57,413
      5,667     Syntel, Inc.(a)                                                             130,284
      9,833     Tableau Software, Inc., Class A(a)(b)                                       680,444
      1,466     Tabula Rasa HealthCare, Inc.(a)                                              41,121
      5,854     TeleNav, Inc.(a)                                                             32,197
     19,206     Teradata Corp.(a)(b)                                                        738,663
     18,079     TiVo Corp.                                                                  282,032
     10,160     Twilio, Inc.(a)                                                             239,776
     99,462     Twitter, Inc.(a)                                                          2,388,107
      5,367     Tyler Technologies, Inc.(a)                                                 950,227
      4,560     Ultimate Software Group, Inc.(a)(b)                                         995,129
      7,423     Unisys Corp.(a)                                                              60,497
      1,929     Upland Software, Inc.(a)                                                     41,782
     25,023     Vantiv, Inc., Class A(a)(b)                                               1,840,442
      3,341     Varonis Systems, Inc.(a)                                                    162,206
      4,683     VASCO Data Security International, Inc.(a)                                   65,094
      1,852     Vectrus, Inc.(a)                                                             57,134
     16,798     Veeva Systems, Inc., Class A(a)(b)                                          928,593
     10,536     Verint Systems, Inc.(a)                                                     440,932
      6,877     VirnetX Holding Corp.(a)(b)                                                  25,445
      4,107     Virtusa Corp.(a)                                                            181,037
     11,217     VMware, Inc., Class A(a)(b)                                               1,405,714
      8,012     Web.com Group, Inc.(a)                                                      174,662
     20,522     Workday, Inc., Class A(a)(b)                                              2,087,908
      4,543     Workiva, Inc.(a)                                                             97,220
     15,887     Zendesk, Inc.(a)                                                            537,616
     10,588     Zix Corp.(a)                                                                 46,375
    126,813     Zynga, Inc., Class A(a)                                                     507,256
                                                                                       ------------
                                                                                         63,356,102
                                                                                       ------------

================================================================================

74  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
SUPPORT SERVICES - 4.0%
      8,327     ABM Industries, Inc.                                                   $    314,094
      8,239     Acacia Research Corp.(a)(b)                                                  33,368
      6,022     Advanced Disposal Services, Inc.(a)                                         144,167
      7,750     AMN Healthcare Services, Inc.(a)                                            381,687
      6,349     Applied Industrial Technologies, Inc.                                       432,367
      1,767     Aqua Metals, Inc.(a)(b)                                                       3,764
      6,901     ARC Document Solutions, Inc.(a)                                              17,598
      3,050     Asure Software, Inc.(a)                                                      43,066
      3,786     B. Riley Financial, Inc.                                                     68,527
      7,572     Barnes Group, Inc.                                                          479,080
      1,189     Barrett Business Services, Inc.                                              76,679
     12,100     Bazaarvoice, Inc.(a)                                                         65,945
      2,668     Black Box Corp.                                                               9,471
     23,420     Booz Allen Hamilton Holding Corp.                                           893,005
      7,345     Brink's Co.                                                                 578,051
     18,126     Broadridge Financial Solutions, Inc.                                      1,641,853
      7,594     Cardtronics PLC, Class A(a)                                                 140,641
      6,369     Casella Waste Systems, Inc., Class A(a)                                     146,614
      1,445     Cass Information Systems, Inc.                                               84,113
      9,058     CBIZ, Inc.(a)                                                               139,946
      1,842     Cenveo, Inc.(a)(b)                                                            1,658
      8,279     Clean Harbors, Inc.(a)                                                      448,722
      5,684     Comfort Systems USA, Inc.                                                   248,107
     14,425     Convergys Corp.                                                             338,987
     13,193     CoreLogic, Inc.(a)                                                          609,649
      5,544     CoStar Group, Inc.(a)                                                     1,646,291
      1,412     CRA International, Inc.                                                      63,469
      3,693     Crawford & Co., Class B                                                      35,527
      5,168     Cross Country Healthcare, Inc.(a)(b)                                         65,944
      7,253     Deluxe Corp.                                                                557,321
      8,680     DHI Group, Inc.(a)                                                           16,492
      5,132     Donnelley Financial Solutions, Inc.(a)                                      100,023
      2,735     DXP Enterprises, Inc.(a)                                                     80,874
      3,906     Ennis, Inc.                                                                  81,049
      5,328     Essendant, Inc.                                                              49,391
      8,232     Euronet Worldwide, Inc.(a)                                                  693,711
     10,402     Everi Holdings, Inc.(a)                                                      78,431
      9,459     EVERTEC, Inc.                                                               129,115
      9,665     Evolent Health, Inc., Class A(a)                                            118,879
      5,026     ExlService Holdings, Inc.(a)                                                303,319
      1,784     ExOne Co.(a)                                                                 14,986
      3,885     Exponent, Inc.                                                              276,223
     66,457     First Data Corp., Class A(a)                                              1,110,513
     14,028     FleetCor Technologies, Inc.(a)                                            2,699,408
      2,677     Franklin Covey Co.(a)(b)                                                     55,548
        300     Frontline Capital Group(a)(c)                                                     -
      6,649     FTI Consulting, Inc.(a)                                                     285,641
     21,225     Genpact Ltd.                                                                673,681
      2,813     GP Strategies Corp.(a)                                                       65,262
     28,360     HD Supply Holdings, Inc.(a)                                               1,135,251
      2,753     Heidrick & Struggles International, Inc.                                     67,586
      3,226     Heritage-Crystal Clean, Inc.(a)                                              70,165
      7,493     Hudson Global, Inc.(a)                                                       16,859
      5,638     Hudson Technologies, Inc.(a)                                                 34,223
      3,240     Huron Consulting Group, Inc.(a)                                             131,058
      3,065     ICF International, Inc.(a)                                                  160,912
      5,073     Imperva, Inc.(a)                                                            201,398
      7,279     InnerWorkings, Inc.(a)                                                       73,008
     10,521     Inovalon Holdings, Inc., Class A(a)                                         157,815
      5,654     Insperity, Inc.                                                             324,257
     12,124     Jack Henry & Associates, Inc.                                             1,418,023

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                                                   SCHEDULE OF INVESTMENTS |  75

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
---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      3,995     Kaman Corp.                                                            $    235,066
      4,059     Kelly Services, Inc., Class A                                               110,689
      3,944     Kforce, Inc.                                                                 99,586
      9,346     Korn/Ferry International                                                    386,737
      6,424     LSC Communications, Inc.                                                     97,324
     10,425     ManpowerGroup, Inc.                                                       1,314,697
     10,231     MAXIMUS, Inc.                                                               732,335
      3,639     McGrath RentCorp                                                            170,960
      2,701     Mistras Group, Inc.(a)                                                       63,392
      6,403     Mobile Mini, Inc.                                                           220,903
      9,568     ModusLink Global Solutions, Inc.(a)                                          23,824
      6,785     MSC Industrial Direct Co., Inc., Class A                                    655,838
        963     National Research Corp.,  Class A                                            35,920
      7,309     Navigant Consulting, Inc.(a)                                                141,868
      1,219     NV5 Global, Inc.(a)                                                          66,009
      2,444     Odyssey Marine Exploration, Inc.(a)                                           9,238
      7,474     On Assignment, Inc.(a)                                                      480,354
      1,321     Park-Ohio Holdings Corp.                                                     60,700
      4,810     Perma-Fix Environmental Services(a)                                          17,557
     28,397     Pitney Bowes, Inc.                                                          317,490
      6,115     PRGX Global, Inc.(a)                                                         43,417
      4,359     Quad/Graphics, Inc.                                                          98,513
      2,241     Quest Resource Holding Corp.(a)                                               5,199
      4,605     Resources Connection, Inc.                                                   71,147
      8,380     RPX Corp.                                                                   112,627
     10,646     RR Donnelley & Sons Co.                                                      99,008
      4,015     Schnitzer Steel Industries, Inc., Class A                                   134,502
     10,518     ServiceSource International, Inc.(a)                                         32,501
      3,499     Sharps Compliance Corp.(a)                                                   14,311
      3,340     StarTek, Inc.(a)                                                             33,300
      5,857     Sykes Enterprises, Inc.(a)                                                  184,203
      4,703     Team, Inc.(a)                                                                70,075
      2,549     TeleTech Holdings, Inc.                                                     102,597
      8,976     Tetra Tech, Inc.                                                            432,194
     22,597     TransUnion(a)                                                             1,241,931
      6,312     TriNet Group, Inc.(a)                                                       279,874
      6,460     TrueBlue, Inc.(a)                                                           177,650
      3,348     U.S. Ecology, Inc.                                                          170,748
      2,344     UniFirst Corp.                                                              386,526
      3,377     Universal Technical Institute, Inc.(a)                                        8,105
      3,107     Viad Corp.                                                                  172,128
      5,921     WageWorks, Inc.(a)                                                          367,102
      6,113     WEX, Inc.(a)                                                                863,339
      1,423     Willdan Group, Inc.(a)                                                       34,067
                                                                                       ------------
                                                                                         30,708,363
                                                                                       ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 4.2%
     17,506     3D Systems Corp.(a)(b)                                                      151,252
      3,044     Acacia Communications, Inc.(a)(b)                                           110,284
      7,492     ADTRAN, Inc.                                                                144,970
      6,210     Advanced Energy Industries, Inc.(a)                                         419,051
      3,119     Agilysys, Inc.(a)                                                            38,301
      2,913     Alpha & Omega Semiconductor Ltd.(a)                                          47,657
     18,642     Amkor Technology, Inc.(a)                                                   187,352
      2,148     Amtech Systems, Inc.(a)                                                      21,630
      3,123     Applied Optoelectronics, Inc.(a)(b)                                         118,112
     27,540     ARRIS International PLC(a)                                                  707,503
      4,811     Axcelis Technologies, Inc.(a)                                               138,076
      6,341     AXT, Inc.(a)                                                                 55,167
     10,683     Brooks Automation, Inc.                                                     254,790
      4,270     Cabot Microelectronics Corp.                                                401,722
      5,908     CalAmp Corp.(a)                                                             126,608
     10,511     Cavium, Inc.(a)                                                             881,137
      3,467     CEVA, Inc.(a)                                                               160,002
     20,849     Ciena Corp.(a)                                                              436,370
      9,552     Cirrus Logic, Inc.(a)                                                       495,367
      2,370     Clearfield, Inc.(a)                                                          29,032
      4,081     Cohu, Inc.                                                                   89,578
     29,803     CommScope Holding Co., Inc.(a)                                            1,127,447

================================================================================

76  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      3,715     Comtech Telecommunications Corp.                                       $     82,176
      3,805     Concurrent Computer Corp.                                                    21,955
      6,048     Cray, Inc.(a)                                                               146,362
     14,947     Cree, Inc.(a)                                                               555,132
     53,019     Cypress Semiconductor Corp.                                                 808,010
     12,634     Diebold Nixdorf, Inc.                                                       206,566
      4,719     Digi International, Inc.(a)                                                  45,066
      5,690     Diodes, Inc.(a)                                                             163,132
      4,564     DSP Group, Inc.(a)                                                           57,050
      4,818     Dycom Industries, Inc.(a)                                                   536,870
      7,058     EchoStar Corp., Class A(a)                                                  422,774
      7,109     Electronics for Imaging, Inc.(a)                                            209,929
      4,624     Emcore Corp.(a)                                                              29,825
     21,468     Entegris, Inc.                                                              653,701
      2,204     ePlus, Inc.(a)                                                              165,741
     18,940     Extreme Networks, Inc.(a)                                                   237,129
     17,636     Finisar Corp.(a)                                                            358,893
     12,518     First Solar, Inc.(a)                                                        845,215
     11,782     FormFactor, Inc.(a)                                                         184,388
      4,254     GSI Technology, Inc.(a)(b)                                                   33,862
     12,042     Harmonic, Inc.(a)(b)                                                         50,576
      2,560     Ichor Holdings Ltd.(a)                                                       62,976
      3,541     ID Systems, Inc.(a)                                                          24,574
      3,365     Identiv, Inc.(a)                                                             11,239
      2,838     Impinj, Inc.(a)                                                              63,940
     22,378     Infinera Corp.(a)                                                           141,653
      6,551     Inphi Corp.(a)(b)                                                           239,767
      5,507     Insight Enterprises, Inc.(a)                                                210,863
     20,498     Integrated Device Technology, Inc.(a)                                       609,405
      5,491     InterDigital, Inc.                                                          418,140
      6,465     Intra-Cellular Therapies, Inc.(a)                                            93,613
      3,911     IXYS Corp.(a)                                                                93,668
     11,813     Kopin Corp.(a)                                                               37,802
     10,388     Kulicke & Soffa Industries, Inc.(a)                                         252,792
      2,945     KVH Industries, Inc.(a)                                                      30,481
      9,095     Lantronix, Inc.(a)                                                           18,372
     19,222     Lattice Semiconductor Corp.(a)                                              111,103
      1,784     Loral Space & Communications, Inc.(a)                                        78,585
      8,678     LRAD Corp.(a)                                                                21,608
      9,473     Lumentum Holdings, Inc.(a)(b)                                               463,230
     66,162     Marvell Technology Group Ltd.                                             1,420,520
     42,991     Maxim Integrated  Products, Inc.                                          2,247,569
      9,324     MaxLinear, Inc., Class A(a)                                                 246,340
      8,280     Mercury Systems, Inc.(a)                                                    425,178
     18,199     Microsemi Corp.(a)                                                          939,978
      8,485     MKS Instruments, Inc.                                                       801,832
      5,914     Monolithic Power Systems, Inc.                                              664,497
      1,465     MoSys, Inc.(a)                                                                1,626
      4,363     Nanometrics, Inc.(a)                                                        108,726
     18,598     NCR Corp.(a)                                                                632,146
     12,904     Neonode, Inc.(a)(b)                                                           9,589
      4,903     NeoPhotonics Corp.(a)(b)                                                     32,262
      5,225     NETGEAR, Inc.(a)                                                            306,969
     26,290     Oclaro, Inc.(a)                                                             177,195
     66,006     ON Semiconductor Corp.(a)                                                 1,382,187
      2,194     Ooma, Inc.(a)                                                                26,218
      1,750     Optical Cable Corp.(a)                                                        4,287
      3,332     PAR Technology Corp.(a)                                                      31,154
      4,644     ParkerVision, Inc.(a)(b)                                                      4,923
      1,900     PC Connection, Inc.                                                          49,799
     10,897     Photronics, Inc.(a)                                                          92,897
      5,286     Pixelworks, Inc.(a)                                                          33,460
      5,004     Plantronics, Inc.                                                           252,101
      4,369     Power Integrations, Inc.                                                    321,340
     15,900     Pure Storage, Inc., Class A(a)                                              252,174
      3,665     Quantenna  Communications, Inc.(a)                                           44,713
      5,670     Quantum Corp.(a)                                                             31,922
      9,826     QuickLogic Corp.(a)                                                          17,097
      2,149     Qumu Corp.(a)                                                                 4,921
     16,362     Rambus, Inc.(a)                                                             232,668
      8,411     Ribbon Communications, Inc.(a)                                               65,017

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  77

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      5,365     Rudolph Technologies, Inc.(a)                                          $    128,223
      3,608     ScanSource, Inc.(a)                                                         129,166
      7,106     Seachange International, Inc.(a)                                             27,927
     10,811     Semtech Corp.(a)                                                            369,736
      6,054     Sigma Designs, Inc.(a)                                                       42,075
      6,872     Silicon Laboratories, Inc.(a)                                               606,798
      2,214     Sonic Foundry, Inc.(a)                                                        6,664
      4,851     Sunworks, Inc.(a)                                                             5,094
      6,046     Super Micro Computer, Inc.(a)                                               126,513
      5,229     Synaptics, Inc.(a)                                                          208,846
      4,401     SYNNEX Corp.                                                                598,316
      1,844     Systemax, Inc.                                                               61,350
      5,204     Tech Data Corp.(a)                                                          509,836
     30,906     Teradyne, Inc.                                                            1,294,034
      2,692     TransAct Technologies, Inc.                                                  35,669
     29,999     TransEnterix, Inc.(a)                                                        57,898
      3,524     Ubiquiti Networks, Inc.(a)(b)                                               250,274
      5,086     Ultra Clean Holdings, Inc.(a)                                               117,436
      7,417     USA Technologies, Inc.(a)(b)                                                 72,316
     18,810     VeriFone Systems, Inc.(a)                                                   333,125
      8,405     ViaSat, Inc.(a)(b)                                                          629,114
     36,093     Viavi Solutions, Inc.(a)                                                    315,453
      4,197     Vocera Communications, Inc.(a)                                              126,833
      4,073     VOXX International Corp.(a)                                                  22,809
      9,468     Xcerra Corp.(a)                                                              92,692
      7,141     Xperi Corp.                                                                 174,240
                                                                                       ------------
                                                                                         32,143,313
                                                                                       ------------
TOBACCO - 0.1%
     10,809     22nd Century Group Inc.(a)                                                   30,265
      1,357     Alliance One International, Inc.(a)                                          17,980
      4,407     Schweitzer-Mauduit International, Inc.                                      199,902
      4,150     Universal Corp.                                                             217,875
     15,564     Vector Group Ltd.                                                           348,345
                                                                                       ------------
                                                                                            814,367
                                                                                       ------------
TRAVEL & LEISURE - 4.1%
    1,928 Allegiant Travel Co.                                                              298,358
    9,009 AMC Entertainment Holdings, Inc., Class A                                         136,036
   38,126 Aramark                                                                         1,629,505
   11,544 Avis Budget Group, Inc.(a)                                                        506,551
   12,500 Belmond Ltd., Class A(a)                                                          153,125
      187 Biglari Holdings, Inc.(a)                                                          77,493
    3,216 BJ's Restaurants, Inc.                                                            117,062
   15,088 Bloomin' Brands, Inc.                                                             321,978
    3,169 Bob Evans Farms, Inc.                                                             249,781
    1,669 Bojangles', Inc.(a)                                                                19,694
   12,688 Boyd Gaming Corp.                                                                 444,714
    3,322 Bravo Brio Restaurant Group, Inc.(a)                                                8,305
    7,527 Brinker International, Inc.                                                       292,349
    2,546 Buffalo Wild Wings, Inc.(a)                                                       398,067
   17,536 Caesars Entertainment Corp.(a)                                                    221,830
    6,109 Carrols Restaurant Group, Inc.(a)                                                  74,224
    6,355 Century Casinos, Inc.(a)                                                           58,021
    6,609 Cheesecake Factory, Inc.                                                          318,422
    5,449 Choice Hotels  International, Inc.                                                422,842
    1,973 Churchill Downs, Inc.                                                             459,117
    2,773 Chuy's Holdings, Inc.(a)                                                           77,783
   16,653 Cinemark Holdings, Inc.                                                           579,857
    3,588 Cracker Barrel Old Country Store, Inc.(b)                                         570,097
    5,755 Dave & Buster's Entertainment, Inc.(a)                                            317,503
    4,306 Del Frisco's Restaurant Group, Inc.(a)                                             65,667
    6,237 Del Taco Restaurants, Inc.(a)                                                      75,592
    12,272 Denny's Corp.(a)                                                                 162,481
     2,576 DineEquity, Inc.                                                                 130,680
     6,844 Domino's Pizza, Inc.                                                           1,293,242
     6,916 Dover Downs Gaming & Entertainment, Inc.(a)                                        7,054
     1,592 Dover Motorsports, Inc.                                                            3,104
    11,272 Drive Shack, Inc.                                                                 62,334
    14,048 Dunkin' Brands Group, Inc.                                                       905,675

================================================================================

78  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      3,382     El Pollo Loco Holdings, Inc.(a)                                        $     33,482
      8,754     Eldorado Resorts, Inc.(a)                                                   290,195
        827     Empire Resorts, Inc.(a)                                                      22,329
     31,381     Extended Stay America, Inc.                                                 596,239
      1,498     Famous Dave's Of  America, Inc.(a)                                            9,887
      4,111     Fiesta Restaurant Group, Inc.(a)(b)                                          78,109
     10,488     Four Corners Property  Trust, Inc.                                          269,542
      8,160     Full House Resorts, Inc.(a)                                                  31,906
      1,026     Gaming Partners International Corp.                                          11,532
      1,723     Golden Entertainment, Inc.(a)                                                56,256
      2,486     Habit Restaurants, Inc., Class A(a)(b)                                       23,741
      8,543     Hawaiian Holdings, Inc.                                                     340,439
      4,409     Herc Holdings, Inc.(a)(b)                                                   276,047
     13,240     Hertz Global Holdings, Inc.(a)                                              292,604
      9,502     Hilton Grand Vacations, Inc.(a)                                             398,609
      7,436     Hyatt Hotels Corp., Class A(a)                                              546,843
     17,146     ILG, Inc.                                                                   488,318
      3,864     International Speedway Corp., Class A                                       153,980
      4,126     J Alexander's Holdings, Inc.(a)                                              40,022
      4,878     Jack in the Box, Inc.                                                       478,581
      3,045     Jamba, Inc.(a)                                                               24,543
     49,757     JetBlue Airways Corp.(a)                                                  1,111,594
     12,475     La Quinta Holdings, Inc.(a)                                                 230,289
     56,780     Las Vegas Sands Corp.                                                     3,945,712
      8,378     Liberty Expedia Holdings, Inc., Class A(a)                                  371,397
      2,717     Liberty Media Corp-Liberty Braves, Class A(a)                                59,910
      6,324     Liberty Media Corp-Liberty Braves, Class C(a)                               140,519
     10,940     Liberty TripAdvisor Holdings, Inc., Series A(a)                             103,110
      5,639     Luby's, Inc.(a)                                                              14,887
      2,548     Madison Square Garden Co., Class A(a)                                       537,246
      3,067     Marcus Corp.                                                                 83,882
      3,630     Marriott Vacations Worldwide Corp.                                          490,812
      2,088     Monarch Casino & Resort, Inc.(a)                                             93,584
      3,634     Noodles & Co.(a)(b)                                                          19,079
      4,041     Papa John's International, Inc.                                             226,741
     11,873     Penn National Gaming, Inc.(a)                                               371,981
      9,766     Pinnacle Entertainment, Inc.(a)                                             319,641
     11,978     Planet Fitness, Inc., Class A(a)                                            414,798
      8,176     Playa Hotels & Resorts NV(a)                                                 88,219
      4,799     Potbelly Corp.(a)(b)                                                         59,028
      2,654     RCI Hospitality Holdings, Inc.                                               74,259
      2,601     Reading International, Inc., Class A(a)                                      43,437
      5,052     Red Lion Hotels Corp.(a)                                                     49,762
      1,864     Red Robin Gourmet Burgers, Inc.(a)                                          105,130
      9,836     Red Rock Resorts, Inc., Class A                                             331,867
     16,050     Regal Entertainment Group, Class A                                          369,310
      4,841     Ruth's Hospitality Group, Inc.                                              104,808
      7,679     Ryman Hospitality Properties, Inc.                                          530,005
     33,436     Sabre Corp.                                                                 685,438
      7,878     Scientific Games Corp., Class A(a)(b)                                       404,141
      9,937     SeaWorld Entertainment, Inc.(a)(b)                                          134,845

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  79

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD            INDUSTRY/ISSUE                                                                VALUE
---------------------------------------------------------------------------------------------------
      2,951     Shake Shack, Inc., Class A(a)                                          $    127,483
     12,868     Six Flags Entertainment Corp.                                               856,623
      7,663     SkyWest, Inc.                                                               406,905
      7,093     Sonic Corp.                                                                 194,916
      1,762     Speedway Motorsports, Inc.                                                   33,249
     10,544     Spirit Airlines, Inc.(a)(b)                                                 472,898
      9,590     Texas Roadhouse, Inc.                                                       505,201
      5,154     Town Sports International Holdings, Inc.(a)                                  28,605
     19,914     Travelport Worldwide Ltd.                                                   260,276
      2,100     Travelzoo, Inc.(a)                                                           13,545
      6,235     Vail Resorts, Inc.                                                        1,324,750
     28,430     Wendy's Co.                                                                 466,821
      5,041     Wingstop, Inc.                                                              196,498
      5,646     World Wrestling Entertainment, Inc., Class A                                172,655
      3,126     Zoe's Kitchen, Inc.(a)                                                       52,267
                                                                                       ------------
                                                                                         31,549,870
                                                                                       ------------
                TOTAL COMMON STOCKS - 98.4%  (Cost - $455,108,567)                      753,209,224
                                                                                       ------------

---------------------------------------------------------------------------------------------------
BENEFICIAL
INTEREST
(000)
---------------------------------------------------------------------------------------------------
OTHER INTERESTS(d) - 0.0%

PHARMACEUTICALS & BIOTECHNOLOGY - 0.0%
        $ 3     Merck KGaA(c)                                                                     -
                                                                                       ------------
REAL ESTATE INVESTMENT TRUSTS (REITs) - 0.0%
          4     AmeriVest Properties, Inc.(c)                                                     -
                                                                                       ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
          4     Gerber Scientific, Inc.(c)                                                       45
                                                                                       ------------
TRAVEL & LEISURE - 0.0%
         13     FRD Acquisition Co.(c)                                                            -
                                                                                       ------------
                Total Other Interests - 0.0% (Cost - $0)                                         45
                                                                                       ------------

---------------------------------------------------------------------------------------------------
SHARES
HELD
---------------------------------------------------------------------------------------------------
RIGHTS - 0.0%

PHARMACEUTICALS & BIOTECHNOLOGY - 0.0%
     21,860     Dyax Corp. (Expires 12/31/19)(a)(c)                                    $     50,059
                                                                                       ------------
                Total Rights - 0.0% (Cost $24,265)                                           50,059
                                                                                       ------------
                Total Long-Term Investments - 98.4% (Cost - $455,132,832)               753,259,328
                                                                                       ------------
SHORT-TERM SECURITIES - 9.6%
 62,844,854     BlackRock Cash Funds: Institutional, SL Agency Shares, 1.53%(e)(f)(g)    62,851,139
 10,666,892     BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%(f)(g)      10,666,892
                                                                                       ------------
                Total Short-Term Securities - 9.6% (Cost - $73,526,436)                  73,518,031
                                                                                       ------------
                TOTAL INVESTMENTS - 108.0% (Cost - $528,659,268)                        826,777,359
                                                                                       ------------
                LIABILITIES IN EXCESS OF OTHER ASSETS - (8.0)%                            (61458218)
                                                                                       ------------
                NET ASSETS - 100.0%                                                    $765,319,141
                                                                                       ============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Non-income producing security.

(b) Security, or a portion of the security, is on loan.

(c) Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d) Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(e) Security was purchased with the cash collateral from loaned securities.

(f) Annualized 7-day yield as of period end.

================================================================================

80  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

(g) During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Series for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

                                                                                                          NET      CHANGE IN
                            SHARE                                    SHARES         VALUE            REALIZED     UNREALIZED
                          HELD AT      SHARES        SHARES         HELD AT            AT                GAIN   APPRECIATION
                         12/31/16   PURCHASED          SOLD        12/31/17      12/31/17   INCOME   (LOSS)(A) (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
AFFILIATE
BlackRock
  Cash Funds:
  Institutional,
  SL Agency
  Shares                        -  62,844,854(b)          -      62,844,854   $62,851,139  $      -    $(7,483)    $ (8,406)
BlackRock
  Liquidity
  Funds,
  T-Fund,
  Institutional Class  10,850,139           -      (183,247)(c)  10,666,892    10,666,892    97,491         41            -
PennyMac
  Mortgage
  Investment
  Trust                    10,450           -             -          10,450       167,932    19,646          -       (3,134)
SL Liquidity
  Series, LLC,
  Money
  Market Series         5,565,324           -    (5,565,324)(c)           -             -   601,918(d)     989         (388)
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                         $73,685,963  $719,055    $(6,453)    $(11,928)
----------------------------------------------------------------------------------------------------------------------------

(a) Includes net capital gain distributions, if applicable.

(b) Represents net shares purchased.

(c) Represents net shares sold.

(d) Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Series compliance purposes, the Series' sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

DERIVATIVE FINANCIAL INSTRUMENTS OUTSTANDING AS OF PERIOD END

FUTURES CONTRACTS

                                                                                                       VALUE/
                                                                                                   UNREALIZED
                                         NUMBER OF      EXPIRATION             NOTIONAL          APPRECIATION
DESCRIPTION                              CONTRACTS            DATE          AMOUNT (000)        (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
LONG CONTRACTS
Russell 2000 E-Mini Index                       83        03/16/18                $6,376             $ 49,248
S&P MidCap 400 E-Mini Index                     23        03/16/18                 4,376               23,127
S&P 500 E-Mini Index                             8        03/16/18                 1,070               11,155
                                                                                                     --------
                                                                                                     $ 83,530
                                                                                                     ========

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  81

================================================================================

DERIVATIVE FINANCIAL INSTRUMENTS CATEGORIZED BY RISK EXPOSURE

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

                                                                               FOREIGN
                                                                              CURRENCY    INTEREST
ASSETS - DERIVATIVE                       COMMODITY     CREDIT     EQUITY     EXCHANGE        RATE       OTHER
FINANCIAL INSTRUMENTS                     CONTRACTS  CONTRACTS  CONTRACTS    CONTRACTS   CONTRACTS   CONTRACTS     TOTAL
--------------------------------------------------------------------------------------------------------------------------
Futures contracts       Net unrealized
                        appreciation(a)          $-         $-    $83,530          $-          $-           $-    $ 83,530
--------------------------------------------------------------------------------------------------------------------------

(a) Includes cumulative appreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

                                                                                 FOREIGN
                                                                                CURRENCY    INTEREST
                                           COMMODITY     CREDIT       EQUITY    EXCHANGE        RATE      OTHER
                                           CONTRACTS  CONTRACTS    CONTRACTS   CONTRACTS   CONTRACTS  CONTRACTS         TOTAL
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
Futures contracts                                 $-         $-    $1,314,298         $-          $-         $-   $ 1,314,298
-----------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON:
Futures contracts                                 $-         $-    $ 154,589          $-          $-         $-   $   154,589
-----------------------------------------------------------------------------------------------------------------------------
AVERAGE QUARTERLY BALANCES OF OUTSTANDING
  DERIVATIVE FINANCIAL INSTRUMENTS
Futures contracts:
Average notional value of contracts - long                                                                        $11,476,454
-----------------------------------------------------------------------------------------------------------------------------

For more information about the Series' investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

FAIR VALUE HIERARCHY AS OF PERIOD END

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Series' policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

================================================================================

82  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

The following tables summarize the Series' investments and derivative financial instruments categorized in the disclosure hierarchy:

                                                 LEVEL 1             LEVEL 2       LEVEL 3        TOTAL
----------------------------------------------------------------------------------------------------------
ASSETS:

Investments:

   Common Stocks:
     Aerospace & Defense                      $ 13,116,235               $-        $     -    $ 13,116,235
     Alternative Energy                            965,370                -              -         965,370
     Automobiles & Parts                        18,683,923                -              -      18,683,923
     Banks                                      58,196,667                -              -      58,196,667
     Beverages                                     730,765                -              -         730,765
     Chemicals                                  21,080,765                -              -      21,080,765
     Construction & Materials                   20,288,526                -              -      20,288,526
     Electricity                                 9,757,783                -              -       9,757,783
     Electronic & Electrical Equipment          25,169,748                -              -      25,169,748
     Financial Services                         33,683,227                -              -      33,683,227
     Fixed Line Telecommunications               2,702,096                -              -       2,702,096
     Food & Drug Retailers                       3,440,971                -              -       3,440,971
     Food Producers                             15,377,570                -              -      15,377,570
     Forestry & Paper                            1,786,729                -              -       1,786,729
     Gas, Water & Multi-Utilities               11,366,117                -              -      11,366,117
     General Industrials                        10,556,569                -              -      10,556,569
     General Retailers                          31,593,993                -              -      31,593,993
     Health Care Equipment & Services           30,779,335                -              -      30,779,335
     Household Goods & Home Construction        12,698,687                -              -      12,698,687
     Industrial Engineering                     25,561,421                -              -      25,561,421
     Industrial Metals & Mining                  7,766,195                -              -       7,766,195
     Industrial Transportation                  11,666,666                -              -      11,666,666
     Leisure Goods                               8,128,709                -              -       8,128,709
     Life Insurance                              2,861,948                -              -       2,861,948
     Media                                      27,495,668                -              -      27,495,668
     Mining                                      3,633,975                -              -       3,633,975
     Mobile Telecommunications                   4,800,755                -              -       4,800,755
     Nonlife Insurance                          23,574,649                -              -      23,574,649
     Oil & Gas Producers                        22,024,880                -            467      22,025,347
     Oil Equipment, Services & Distribution      9,702,095                -              -       9,702,095
     Personal Goods                              6,783,875                -              -       6,783,875
     Pharmaceuticals & Biotechnology            46,265,866                -              -      46,265,866
     Real Estate Investment & Services          11,760,226                -              -      11,760,226
     Real Estate Investment Trusts (REITs)      60,634,738                -              -      60,634,738
     Software & Computer Services               63,356,102                -              -      63,356,102
     Support Services                           30,708,363                -              -      30,708,363
     Technology Hardware & Equipment            32,143,313                -              -      32,143,313
     Tobacco                                       814,367                -              -         814,367
     Travel & Leisure                           31,549,870                -              -      31,549,870
     Other Interests:
     Technology Hardware & Equipment                     -                -             45              45
   Rights:
     Pharmaceuticals & Biotechnology                     -                -         50,059          50,059
   Short-Term Securities                        73,518,031                -              -      73,518,031
----------------------------------------------------------------------------------------------------------
                                              $826,726,788               $-        $50,571    $826,777,359
==========================================================================================================

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  83

================================================================================

                                         DERIVATIVE FINANCIAL INSTRUMENTS(a)
----------------------------------------------------------------------------------------------------------
                                                 LEVEL 1             LEVEL 2        LEVEL 3         TOTAL
----------------------------------------------------------------------------------------------------------
ASSETS:
Equity contracts                                 $83,530                   $-             $-       $83,530
==========================================================================================================

(a) Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2017, there were no transfers between levels.

================================================================================

84  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments at value - unaffiliated (including securities
       loaned at value of $60,695,231) (cost - $454,916,257)           $753,091,396
   Investments at value - affiliated (cost - $73,743,011)                73,685,963
   Cash pledged for futures contracts                                       423,700
   Receivables:
       Dividends - unaffiliated                                           1,075,280
       Securities lending income - affiliated                                56,680
       Investments sold                                                      53,425
       Contributions from investors                                          51,231
       Dividends - affiliated                                                 9,494
   Prepaid expenses                                                           2,666
                                                                       ------------
           Total assets                                                 828,449,835
                                                                       ------------
LIABILITIES
   Cash collateral on securities loaned at value                         62,867,028
   Bank overdraft                                                            35,417
   Payables:
      Variation margin on futures contracts                                  84,925
      Investment advisory fees                                                6,474
      Directors' fees                                                         6,055
      Other affiliates                                                        1,961
      Other accrued expenses                                                128,834
                                                                       ------------
           Total liabilities                                             63,130,694
                                                                       ------------
NET ASSETS                                                             $765,319,141
                                                                       ============
NET ASSETS CONSIST OF
  Investors' capital                                                   $467,117,520
  Net unrealized appreciation (depreciation)                            298,201,621
                                                                       ------------
  Net Assets                                                           $765,319,141
                                                                       ============

See notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  85

================================================================================

STATEMENT OF OPERATIONS

Year ended December 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends - unaffiliated                                            $  9,030,479
   Securities lending income - affiliated - net                             601,918
   Dividends - affiliated                                                   117,137
   Other income - unaffiliated                                               17,320
   Other income - affiliated                                                 15,815
   Foreign taxes withheld                                                    (7,229)
                                                                       ------------
            Total investment income                                       9,775,440
                                                                       ------------
EXPENSES
   Accounting services                                                      118,679
   Investment advisory                                                       71,690
   Professional                                                              71,256
   Printing                                                                  46,004
   Directors                                                                 23,337
   Custodian                                                                  4,397
   Miscellaneous                                                              3,572
                                                                       ------------
            Total expenses                                                  338,935
   Less fees waived and/or reimbursed by the Manager                         (9,434)
                                                                       ------------
            Total expenses after fees waived and/or reimbursed              329,501
                                                                       ------------
NET INVESTMENT INCOME                                                     9,445,939
                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) from:
       Investments - unaffiliated                                        39,638,973
       Investments - affiliated                                              (6,494)
       Futures contracts                                                  1,314,298
       Capital gain distributions from investment
         companies - affiliated                                                  41
                                                                       ------------
                                                                         40,946,818
                                                                       ------------
     Net change in unrealized appreciation (depreciation) on:
         Investments - unaffiliated                                      69,663,604
         Investments - affiliated                                           (11,928)
         Futures contracts                                                  154,589
                                                                       ------------
                                                                         69,806,265
                                                                       ------------
             Net realized and unrealized gain                           110,753,083
                                                                       ------------
     Net Increase in Net Assets Resulting from Operations              $120,199,022
                                                                       ============

See notes to financial statements.

================================================================================

86  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Years ended December 31,

--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:                                2017             2016
---------------------------------------------------------------------------------------
OPERATIONS
  Net investment income                                   $  9,445,939     $  9,545,831
  Net realized gain                                         40,946,818       38,100,454
  Net change in unrealized appreciation                     69,806,265       45,203,824
                                                          -----------------------------
  Net increase in net assets resulting from operations     120,199,022       92,850,109
                                                          -----------------------------
CAPITAL TRANSACTIONS
   Proceeds from contributions                              66,397,622       55,281,518
   Value of withdrawals                                    (93,105,736)     (96,053,186)
                                                          -----------------------------
   Net decrease in net assets derived from
       capital transactions                                (26,708,114)     (40,771,668)
                                                          -----------------------------
NET ASSETS
  Total increase in net assets                              93,490,908       52,078,441
  Beginning of year                                        671,828,233      619,749,792
                                                          -----------------------------
  End of year                                             $765,319,141     $671,828,233
                                                          =============================

See notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  87

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31
                                             ----------------------------------------------------------------
                                                 2017          2016         2015            2014         2013
                                             ----------------------------------------------------------------
TOTAL RETURN
Total return                                    18.24%        16.07%       (3.32)%          7.66%       37.98%
                                             ----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
Total expenses                                   0.05%         0.06%        0.07%           0.07%(a)     0.07%
                                             ----------------------------------------------------------------
Total expenses after fees waived
  and/or reimbursed                              0.05%         0.06%        0.06%           0.07%(a)     0.06%
                                             ----------------------------------------------------------------
Net investment income                            1.32%         1.56%        1.27%           1.35%(a)     1.32%
                                             ----------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of year (000)                $765,319      $671,828     $619,750        $661,025     $615,867
                                             ----------------------------------------------------------------
Portfolio turnover rate                            11%           13%          14%             10%          18%
                                             ----------------------------------------------------------------

(a) Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%

See notes to financial statements.

================================================================================

88  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

--------------------------------------------------------------------------------

(1) ORGANIZATION

Quantitative Master Series LLC (the "Master LLC") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Master Extended Market Index Series (the "Series") is a series of the Master LLC. The Series is classified as diversified. The Master LLC is organized as a Delaware limited liability company. The Master LLC's Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the "Board") to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the "Manager") or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

(2) SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

INVESTMENT TRANSACTIONS AND INCOME RECOGNITION - For financial reporting purposes, investment transactions are recorded on the dates the transactions

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  89

================================================================================

are entered into (the "trade dates"). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

SEGREGATION AND COLLATERALIZATION - In cases where the Series enters into certain investments (e.g., futures contracts) that would be treated as "senior securities" for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a "senior security." Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

INDEMNIFICATIONS - In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series' maximum exposure under these arrangements is unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

OTHER - Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

(3) INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

INVESTMENT VALUATION POLICIES - The Series' investments are valued at fair value (also referred to as "market value" within the financial statements) as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end).

================================================================================

90  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

U.S. GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Master LLC (the "Board"). The BlackRock Global Valuation Methodologies Committee (the "Global Valuation Committee") is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

FAIR VALUE INPUTS AND METHODOLOGIES - The following methods and inputs are used to establish the fair value of the Series' assets and liabilities:

o Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

o Investments in open-end U.S. mutual funds are valued at net asset value ("NAV") each business day.

o The Series values its investment in SL Liquidity Series, LLC, Money Market Series (the "Money Market Series") at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund's net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

o   Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  91

================================================================================

valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value ("Fair Valued Investments"). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series' pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds ("Private Company" or collectively, the "Private Companies") and other Fair Valued Investments, the fair valuation approaches that are used by third

================================================================================

92  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

party pricing services utilize one or a combination of, but not limited to, the following inputs.

                STANDARD INPUTS GENERALLY CONSIDERED BY THIRD PARTY PRICING SERVICES
-----------------------------------------------------------------------------------------------------------------
Market approach     (i)     recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
                   (ii)     recapitalizations and other transactions across the capital structure; and
                  (iii)     market multiples of comparable issuers.
-----------------------------------------------------------------------------------------------------------------
Income approach     (i)     future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
                   (ii)     quoted prices for similar investments or assets in active markets; and
                  (iii)     other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
-----------------------------------------------------------------------------------------------------------------
Cost approach       (i)     audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
                   (ii)     changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
                  (iii)     relevant news and other public sources; and
                   (iv)     known secondary market transactions in the Private Company's interests and merger or acquisition activity in companies comparable to the Private
                            Company.
-----------------------------------------------------------------------------------------------------------------

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model ("OPM"), a probability weighted expected return model ("PWERM") or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Series. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Series is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Series could receive upon the sale of the investment.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  93

================================================================================

FAIR VALUE HIERARCHY - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

o Level 1 -- Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

o Level 2 -- Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market -- corroborated inputs)

o Level 3 -- Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series' own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

================================================================================

94  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Series' policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

(4) SECURITIES AND OTHER INVESTMENTS

SECURITIES LENDING - The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Series' Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. ("BTC"), if any, is disclosed in the Schedule of Investments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  95

================================================================================

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an "MSLA"), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty's bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties' obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party's net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Series' securities lending agreements by counterparty which are subject to offset under an MSLA:

                                                      SECURITIES              CASH
                                                        LOANED              COLLATERAL            NET
COUNTERPARTY                                           AT VALUE            RECEIVED(a)         AMOUNT
-----------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.                       $ 9,207,012          $ (9,207,012)            $-
Jefferies LLC                                          1,308,746            (1,308,746)             -
J.P. Morgan Securities LLC                            22,518,068           (22,518,068)             -
Merrill Lynch, Pierce, Fenner & Smith, Inc.           21,205,673           (21,205,673)             -
State Street Bank                                      6,455,732            (6,455,732)             -
                                                     ------------------------------------------------
                                                     $60,695,231          $(60,695,231)            $-
                                                     ================================================

(a)Cash Collateral with a value of $62,867,028 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

================================================================================

96  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BlackRock, Inc. ("BlackRock"). BlackRock's indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

(5) DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter.

FUTURES CONTRACTS - Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract's size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  97

================================================================================

contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract ("variation margin"). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

(6) INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

INVESTMENT ADVISORY - The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series' investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Series' portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series.

For such services, the Series pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Series' net assets.

With respect to the Series, the Manager entered into a separate sub-advisory agreement with BlackRock Fund Advisors ("BFA"), an affiliate of the Manager. The Manager pays BFA, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

EXPENSE LIMITATIONS, WAIVERS AND REIMBURSEMENTS - With respect to the Series, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds (the

================================================================================

98  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

"affiliated money market fund waiver"). The amount of contractual waivers of fees and expenses made will be reduced by the amount of the affiliated money market fund waiver. This amount is included in as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $9,434.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Series' assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days' notice by a majority of the directors who are not "interested persons" of the Series, as defined in the 1940 Act ("Independent Directors") or by a vote of a majority of the outstanding voting securities of the Series. For the year ended December 31, 2017, there were no fees waived by the Manager.

For the year ended December 31, 2017, the Series reimbursed the Manager $7,914 for certain accounting services, which is included in accounting services in the Statement of Operations.

With respect to the Series, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series' business ("expense limitation"). The expense limitation as a percentage of average daily net assets is 0.12%. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Series. For the year ended December 31, 2017, there were no fees waived and/or reimbursed by the Manager.

SECURITIES LENDING - The U.S. Securities and Exchange Commission ("SEC") has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BTC bears all operational

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  99

================================================================================

costs directly related to securities lending. The Series is responsible for fees in connection with the investment of cash collateral received for securities on loan (the "collateral investment fees"). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Series bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund's weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Series retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Series retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Prior to June 12, 2017, BlackRock Investment Management, LLC ("BIM") was the Series' securities lending agent.

Prior to June 12, 2017, the Series retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Series,

================================================================================

100  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by the Series is shown as securities lending income -- affiliated -- net in the Statement of Operations. For the year ended December 31, 2017, the Series paid BIM $53,656 and BTC $135,740 for securities lending agent services.

INTERFUND LENDING - In accordance with an exemptive order (the "Order") from the SEC, the Series may participate in a joint lending and borrowing facility for temporary purposes (the "Interfund Lending Program"), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Series's investment policies and restrictions. The Series is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund's investment restrictions). If a borrowing BlackRock fund's total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Series did not participate in the Interfund Lending Program.

DIRECTORS AND OFFICERS - Certain directors and/or officers of the Series are directors and/or officers of BlackRock or its affiliates.

OTHER TRANSACTIONS - During the year ended December 31, 2017, the Series received a reimbursement of $15,815 from an affiliate, which is included in

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  101

================================================================================

other income -- affiliated in the Statement of Operations, related to an operating error.

The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

                PURCHASES           SALES          NET REALIZED GAIN
                -----------------------------------------------------
                $11,502,325      $43,473,458          $24,875,914
                -----------------------------------------------------

(7) PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $77,838,583 and $90,975,947, respectively.

(8) INCOME TAX INFORMATION

The Series is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no U.S. federal income tax provision is required. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series' U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Series' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Series' financial statements.

================================================================================

102  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivative financial instruments and derivatives based on cost for U.S. federal income tax purposes were as follows:

 Tax cost                                                        $531,924,848
                                                                 ------------
 Gross unrealized appreciation                                   $349,643,968
 Gross unrealized depreciation                                    (54,791,457)
                                                                 ------------
 Net unrealized appreciation                                     $294,852,511
                                                                 ------------

(9) BANK BORROWINGS

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates ("Participating Funds"), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Series did not borrow under the credit agreement.

(10) PRINCIPAL RISKS

In the normal course of business, the Series invests in securities or other instruments and may enter into certain transactions, and such activities subject the Series to various risks, including among others, fluctuations in

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  103

================================================================================

the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Series' prospectus provides details of the risks to which the Series is subject.

The Series may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

VALUATION RISK - The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Series may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Series' NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Series may lose value, regardless of the individual results of the securities and other instruments in which the Series invests.

COUNTERPARTY CREDIT RISK - The Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series' exposure to market, issuer and

================================================================================

104  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker's customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker's customers, potentially resulting in losses to the Series.

(11) SUBSEQUENT EVENTS

Management's evaluation of the impact of all subsequent events on the Series' financial statements was completed through the date the financial statements were issued and the following items were noted:

On February 22, 2018, the Board approved a proposal to close the Series to new interest holders and thereafter to liquidate the Series. The liquidation is expected to occur during the second quarter of 2018.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  105

================================================================================

OFFICERS AND DIRECTORS

--------------------------------------------------------------------------------

                                                                                       NUMBER OF
                                                                                      BLACKROCK-
                                                                                   ADVISED REGISTERED           PUBLIC
                                                                                       INVESTMENT              COMPANY
                                                                                       COMPANIES                 AND
                                                                                  ("RICS") CONSISTING        INVESTMENT
                                                PRINCIPAL                            OF INVESTMENT             COMPANY
                          POSITION(S)          OCCUPATION(S)                           PORTFOLIOS           DIRECTORSHIPS
NAME                      HELD (LENGTH          DURING PAST                          ("PORTFOLIOS")          DURING PAST
YEAR OF BIRTH(b)          OF SERVICE)(c)        FIVE YEARS                              OVERSEEN              FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS(a)
Rodney D. Johnson         Chair of the       President, Fairmount Capital Advisors,      26 RICs              None
1941                      Board and          Inc. from 1987 to 2013; Member of           consisting of
                          Director           the Archdiocesan Investment Committee       144 Portfolios
                          (Since 2007)       of the Archdiocese of Philadelphia from
                                             2004 to 2012; Director, The Committee
                                             of Seventy (civic) from 2006 to 2012;
                                             Director, Fox Chase Cancer Center
                                             from 2004 to 2011; Director,
                                             The Mainstay (non-profit) since 2016.

Susan J. Carter           Director           Director, Pacific Pension Institute         26 RICs              None
1956                      (Since 2016)       since 2014; Advisory Board Member,          consisting of
                                             Center for Private Equity and               144 Portfolios
                                             Entrepreneurship at Tuck School of
                                             Business since 1997; Senior Advisor,
                                             Commonfund Capital, Inc. ("CCI")
                                             (investment adviser) in 2015; Chief
                                             Executive Officer, CCI from 2013 to 2014;
                                             President & Chief Executive Officer, CCI
                                             from 1997 to 2013; Advisory Board
                                             Member, Girls Who Invest since 2015;
                                             Advisory Board Member, Bridges Ventures
                                             since 2016; Trustee, Financial Accounting
                                             Foundation since 2017.

Collette Chilton          Director           Chief Investment Officer, Williams College  26 RICs              None
1958                      (Since 2015)       since 2006; Chief Investment Officer,       consisting of
                                             Lucent Asset Management                     144 Portfolios
                                             Corporation from 1998 to 2006.

================================================================================

106  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

                                                                                       NUMBER OF
                                                                                      BLACKROCK-
                                                                                   ADVISED REGISTERED           PUBLIC
                                                                                       INVESTMENT              COMPANY
                                                                                       COMPANIES                 AND
                                                                                  ("RICS") CONSISTING        INVESTMENT
                                                PRINCIPAL                            OF INVESTMENT             COMPANY
                          POSITION(S)          OCCUPATION(S)                           PORTFOLIOS           DIRECTORSHIPS
NAME                      HELD (LENGTH          DURING PAST                          ("PORTFOLIOS")          DURING PAST
YEAR OF BIRTH(b)          OF SERVICE)(c)        FIVE YEARS                              OVERSEEN              FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
Neil A. Cotty             Director           Bank of America Corporation from            26 RICs              None
1954                      (Since 2016)       1996 to 2015, serving in various senior     consisting of
                                             finance leadership roles, including Chief   144 Portfolios
                                             Accounting Officer, from 2009 to 2015,
                                             Chief Financial Officer of Global Banking,
                                             Markets and Wealth Management from
                                             2008 to 2009, Chief Accounting Officer
                                             from 2004 to 2008, Chief Financial Officer
                                             of Consumer Bank from 2003 to 2004, Chief
                                             Financial Officer of Global Corporate
                                             Investment Bank from 1999 to 2002.

Cynthia A.                Director           Professor, Harvard Business School since    26 RICs              Newell
Montgomery                (Since 2007)       1989; Director, McLean Hospital from        consisting of        Rubbermaid,
1952                                         2005 to 2012.                               144 Portfolios       Inc.
                                                                                                              (manufacturing)

Joseph P. Platt           Director           General Partner, Thorn Partners,            26 RICs              Greenlight
1947                      (Since 2007)       LP (private investments) since 1998;        consisting of        Capital Re,
                                             Director, WQED Multi-Media                  144 Portfolios       Ltd.
                                             (public broadcasting not-for-profit)                             (reinsurance
                                             since 2001; Chair, Basic Health                                  company);

Consol
                                             International (non-profit) since 2015.                           Energy Inc.
Robert C. Robb, Jr.       Director           Partner, Lewis, Eckert, Robb and            26 RICs              None
1945                      (Since 2007)       Company (management and financial           consisting of
                                             consulting firm) since 1981 and             144 Portfolios
                                             Principal since 2010.

================================================================================

                                     OFFICERS' AND DIRECTORS' INFORMATION |  107

================================================================================

                                                                                       NUMBER OF
                                                                                      BLACKROCK-
                                                                                   ADVISED REGISTERED           PUBLIC
                                                                                       INVESTMENT              COMPANY
                                                                                       COMPANIES                 AND
                                                                                  ("RICS") CONSISTING        INVESTMENT
                                                PRINCIPAL                            OF INVESTMENT             COMPANY
                          POSITION(S)          OCCUPATION(S)                           PORTFOLIOS           DIRECTORSHIPS
NAME                      HELD (LENGTH          DURING PAST                          ("PORTFOLIOS")          DURING PAST
YEAR OF BIRTH(b)          OF SERVICE)(c)        FIVE YEARS                              OVERSEEN              FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
Mark Stalnecker           Director           Chief Investment Officer, University of     26 RICs              None
1951                      (Since 2015)       Delaware from 1999 to 2013; Trustee,        consisting of
                                             Winterthur Museum and Country Estate        144 Portfolios
                                             from 2001 to 2015; Member of the
                                             Investment Committee, Delaware Public
                                             Employees' Retirement System since 2002;
                                             Member of the Investment Committee,
                                             Christiana Care Health System since 2009;
                                             Member of the Investment Committee,
                                             Delaware Community Foundation from
                                             2013 to 2014; Director, SEI Private Trust
                                             Co. from 2001 to 2014.

Kenneth L. Urish          Director           Managing Partner, Urish Popeck & Co.,       26 RICs              None
1951                      (Since 2007)       LLC (certified public accountants and       consisting of
                                             consultants) since 1976; Past-Chairman      144 Portfolios
                                             of the Professional Ethics Committee of
                                             the Pennsylvania Institute of Certified
                                             Public Accountants and Committee Member
                                             thereof since 2007; Member of External
                                             Advisory Board, The Pennsylvania State
                                             University Accounting Department since
                                             founding in 2001; Principal, UP Strategic
                                             Wealth Investment Advisors, LLC since
                                             2013; Trustee, The Holy Family Institute
                                             from 2001 to 2010; President and Trustee,
                                             Pittsburgh Catholic Publishing Associates
                                             from 2003 to 2008; Director, Inter-Tel
                                             from 2006 to 2007.

================================================================================

108  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

                                                                                       NUMBER OF
                                                                                      BLACKROCK-
                                                                                   ADVISED REGISTERED           PUBLIC
                                                                                       INVESTMENT              COMPANY
                                                                                       COMPANIES                 AND
                                                                                  ("RICS") CONSISTING        INVESTMENT
                                                PRINCIPAL                            OF INVESTMENT             COMPANY
                          POSITION(S)          OCCUPATION(S)                           PORTFOLIOS           DIRECTORSHIPS
NAME                      HELD (LENGTH          DURING PAST                          ("PORTFOLIOS")          DURING PAST
YEAR OF BIRTH(b)          OF SERVICE)(c)        FIVE YEARS                              OVERSEEN              FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
Claire A. Walton          Director           Chief Operating Officer and Chief           26 RICs              None
1957                      (Since 2016)       Financial Officer of Liberty Square         consisting of
                                             Asset Management, LP from 1998 to           144 Portfolios
                                             2015; General Partner of Neon
                                             Liberty Capital Management, LLC
                                             since 2003; Director, Boston Hedge
                                             Fund Group since 2009; Director,
                                             Woodstock Ski Runners since 2013;
                                             Director, Massachusetts Council on
                                             Economic Education from 2013 to 2015.

Frederick W.              Director           Director, Alkon Corporation since 1992;     26 RICs              None
Winter                    (Since 2007)       Dean Emeritus of the Joseph M. Katz         consisting of
1945                                         School of Business, University of ,         144 Portfolios
                                             Pittsburgh Dean and Professor from
                                             1997 to 2005, Professor until 2013.

INTERESTED DIRECTORS(d)
Barbara G.                Director           Vice Chairman of BlackRock, Inc. since      100 RICs             None
Novick                    (Since             2006; Chair of BlackRock's Government       consisting of
1960                      2015)              Relations Steering Committee since 2009;    218
                                             Head of the Global Client Group of          Portfolios
                                             BlackRock, Inc. from 1988 to 2008.

John M.                   Director           Managing Director of BlackRock,             127 RICs             None
Perlowski                 (Since 2015)       Inc. since 2009; Head of BlackRock          consisting of
1964                      President          Global Accounting and Product               316
                          and Chief          Services since 2009; Managing               Portfolios
                          Executive          Director and Chief Operating Officer
                          Officer            of the Global Product Group at
                          (Since 2010)       Goldman Sachs Asset Management,
                                             L.P. from 2003 to 2009; Treasurer
                                             of Goldman Sachs Mutual Funds
                                             from 2003 to 2009 and Senior Vice
                                             President thereof from 2007 to 2009;
                                             Director of Goldman Sachs Offshore
                                             Funds from 2002 to 2009; Advisory
                                             Director of Family Resource Network
                                             (charitable foundation) since 2009.

================================================================================

                                     OFFICERS' AND DIRECTORS' INFORMATION |  109

================================================================================

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc. ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995;
    Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Ms. Novick and Mr. Perlowski are both "interested persons," as defined in the 1940 Act, of the Master LLC based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Ms. Novick is a board member of the BlackRock Closed-End Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

================================================================================

110  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

NAME                    POSITION(S) HELD                              PRINCIPAL OCCUPATION(S)
YEAR OF BIRTH(b)      (LENGTH OF SERVICE)                              DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT
  DIRECTORS(a)
Jennifer McGovern         Vice President                Managing Director of BlackRock, Inc. since 2016; Director of
1977                      (Since 2014)                  BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock's U.S. Wealth Advisory Group
                                                        since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews           Chief Financial Officer       Managing Director of BlackRock, Inc. since 2006; Senior Vice President
1966                      (Since 2007)                  and Line of Business Head of Fund Accounting and Administration at
                                                        PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife               Treasurer                     Managing Director of BlackRock, Inc. since 2007; Director of
1970                      (Since 2007)                  BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and
                                                        Fund Asset Management, L.P. advised funds from 2005 to 2006;
                                                        Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park              Chief Compliance              Anti-Money Laundering Compliance Officer for the BlackRock-advised
1967                      Officer                       Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and
                          (Since 2014)                  the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the
                                                        Equity-Bond Complex, the Equity-Liquidity Complex and the
                                                        Closed-End Complex since 2014; Principal of and Chief Compliance
                                                        Officer for iShares(R) Delaware Trust Sponsor LLC since 2012 and
                                                        BlackRock Fund Advisors ("BFA") since 2006; Chief Compliance
                                                        Officer for the BFA-advised iShares(R) exchange traded funds since
                                                        2006; Chief Compliance Officer for BlackRock Asset Management
                                                        International Inc. since 2012.

Fernanda                  Anti-Money                    Director of BlackRock, Inc. since 2014; Anti-Money Laundering
Piedra                    Laundering                    Compliance Officer and Regional Head of Financial Crime for the
1969                      Compliance Officer            Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes
                          (Since 2015)                  and Remediation for the Asset Wealth Management Division of
                                                        Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs
                                                        (Anti-Money Laundering/Suspicious Activities Group) from
                                                        2004 to 2010.

Benjamin                  Secretary                     Managing Director of BlackRock, Inc. since 2014; Director of
Archibald                 (Since 2012)                  BlackRock, Inc. from 2010 to 2013; Secretary of the iShares(R)
1975                                                    exchange traded funds since 2015; Secretary of the BlackRock-advised
                                                        mutual funds since 2012.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Master LLC serve at the pleasure of the Board.

Further information about the Directors and Officers is available in the Master LLC's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

================================================================================

                                     OFFICERS' AND DIRECTORS' INFORMATION |  111

================================================================================

ADDITIONAL INFORMATION

INVESTMENT ADVISER
BlackRock Advisors, LLC
Wilmington, DE 19809

SUB-ADVISER
BlackRock Fund Advisors
San Francisco, CA 94105

ACCOUNTING AGENT AND CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02111

LEGAL COUNSEL
Sidley Austin LLP
New York, NY 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Boston, MA 02116

ADDRESS OF THE SERIES
100 Bellevue Parkway
Wilmington, DE 19809

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Series files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC's website without charge may be obtained by calling (800) SEC-0330. The Series' Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC's website at http://www.sec.gov.

AVAILABILITY OF PROXY VOTING RECORD

Information about how the Series voted proxies relating to securities held in the Series' portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC's website at http://www.sec.gov.

================================================================================

112  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     One Lincoln Street
                                     Boston, Massachusetts 02111
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
Mutual Fund                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

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   37733-0218                                (C)2018, USAA. All rights reserved.



ITEM 2. CODE OF ETHICS.

On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 51 funds in all. Only 14 funds of the Registrant have a fiscal year-end of December 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended December 31, 2017 and 2016 were $464,050 and $436,908, respectively.

(b) AUDIT RELATED FEE. All services are required to be pre-approved. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related Services related to the annual study of internal controls of the transfer agent for fiscal years ended December 31, 2017 and 2016 were $71,420 and $70,020, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for assistance with PFIC Analyzer Service and Tax Consulting Services for fiscal years ended December 31, 2017 and 2016 were $19,783 and $14,831, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended December 31, 2017 and 2016.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO), and the Funds' transfer agent, SAS, for December 31, 2017 and 2016 were $167,133 and $159,311, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2017 and 2016 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

ITEM 11. CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.

ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:

                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
         - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.



Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.

Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

Approved and adopted by the Investment Code of Ethics Committee:
August 27, 2014

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 24, 2014

Approved and adopted by the Investment Code of Ethics Committee:
August 24, 2015

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 22, 2015

Approved and adopted by the Investment Code of Ethics Committee:
September 9, 2016

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 21, 2016

Approved and adopted by the Investment Code of Ethics Committee:
August 22, 2017:

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust and USAA ETF Trust: September 22, 2017:

                                   APPENDIX A
                                COVERED OFFICERS


PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



























SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended December 31, 2017

By:*     /s/ Kristen Millan
         --------------------------------------------------------------
         Signature and Title:  Kristen Millan, Assistant Secretary

Date:     02/27/2018
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     03/02/2018
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     03/02/2018
         -----------------------------

*Print the name and title of each signing officer under his or her signature.